UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street., N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 - December 31, 2005

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

2005 Certified

Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

EQ Advisors Trust Annual Report

December 31, 2005

NOTES ON PERFORMANCE

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA and/or Class IB shares of each Portfolio of EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 1995, through December 31, 2005. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Moderate Allocation Index

The Moderate Allocation Index is a hypothetical combination of unmanaged indices. The composite index combines the total return of the S&P 500 and the Lehman Brothers Aggregate Bond Index at a weighting of 50% and 50%, respectively.

Lehman Brothers Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Lehman Brothers Intermediate Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Lehman Brothers Intermediate Government/Credit Bond Index

An unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and ten years.

Lehman Brothers Long Government/Credit Bond Index

An unmanaged benchmark representing the long-term, investment grade U.S. bond market.

Lehman Brothers U.S. Universal Index

An unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Index.

Lehman Brothers 1-3 Year Government/Credit Index

An unmanaged index that represents all U.S. Treasury and agency securities with maturities ranging from 1-3 years.

Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index

An unmanaged index consisting of the U.S. Treasury Inflation-Protected Securities Market.

Merrill Lynch Global Broad Market ex U.S. Index

Index tracks the performance of investment grade public debt issued in the major domestic and eurobond markets, excluding U.S. dollar.

Merrill Lynch U.S. High Yield Master Cash Pay Only Index

Measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

Morgan Stanley Capital International (MSCI) EAFE Growth Index

An unmanaged index compromised of 21 MSCI country indices representing stocks from companies in developed markets outside of North America (i.e. Europe, Australasia and the Far East) having growth investment style characteristics.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

An unmanaged index considered representative of stock markets of developing countries.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

NOTES ON PERFORMANCE

Russell 2000 Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Mid Cap Growth Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000 index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap Value Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000 index with a less-than-average growth orientation.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) Mid Cap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid-caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-caps and small-caps. It covers approximately 7% of the U.S. equities market.

Treasury Bill

A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of one year or less.

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	5.15%	(0.68)%	5.92%	11.66%
65% S&P 500 Index/ 30% Lehman Brothers Aggregate Bond Index/ 5% 3-Month Treasury Bill	4.15	2.53	8.26	10.36
Moderate Allocation Index†	3.76	3.54	7.97	9.96

*	Date of inception 8/1/88

†	In 2005, the Investment Manager revised the Portfolio’s benchmark index to be the Moderate Allocation Index, which more closely reflects the market sectors in which the Portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On September 9, 2005, the EQ/Enterprise Managed Portfolio was reorganized into the EQ/Enterprise Moderate Allocation Portfolio. Prior to September 9, the Fund invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.15% for the year ending December 31, 2005. The Portfolio’s benchmark, the Moderate Allocation Index, returned 3.76% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

This Portfolio converted to a fund of funds structure on September 9, 2005.

Portfolio Highlights

For the year ending December 31, 2005

As of December 31, 2005, the Portfolio was invested in 12 underlying EQ Advisors Trust and AXA Premier VIP Portfolios. These included 7 equity funds and 5 fixed income funds. The Portfolio’s fixed income allocation consisted of investment grade bonds (46.5%) and high yield bonds (3.8%). The Portfolio’s equity allocation consisted of large cap growth stocks (14.4%), large cap value stocks (20.3%), and small and mid cap stocks (15.0%).

The period from September 12, 2005 to December 31, 2005, proved to be a challenging environment for both domestic equity and fixed income markets. The cumulative returns of broad market benchmarks such as the S&P 500 Index and the Lehman Brothers Aggregate Bond Index were 1.21% and -0.01%, respectively, over the period.

The Portfolio’s performance over this same time was in line with the benchmark performance. The leading contributors to the Portfolio’s performance were investments in the large cap growth equity category, especially the EQ/Marsico Focus underlying fund. The EQ/Mercury Basic Value underlying fund, in the large cap value category, also made a meaningful contribution. Overall, investment grade bonds were detrimental to performance for the period, although the high yield bond sector did contribute slightly to performance.

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies)

As of December 31, 2005

AXA Premier VIP Core Bond Portfolio	16.0%
EQ/Bernstein Diversified Value Portfolio	13.6
EQ/Alliance Quality Bond Portfolio	12.4
EQ/Mercury Basic Value Equity Portfolio	13.3
EQ/Short Duration Bond Portfolio	11.7
EQ/Marsico Focus Portfolio	8.8
AXA Premier VIP Large Cap Core Equity Portfolio	6.5
EQ/Lazard Small Cap Value Portfolio	6.0
AXA Premier VIP High Yield Portfolio	4.0
EQ/Long Term Bond Portfolio	3.7
AXA Premier VIP Aggressive Equity Portfolio	3.1
AXA Premier VIP Large Cap Value Portfolio	0.9

UNDERSTANDING YOUR EXPENSES

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IB
Actual	$1,000.00	$1,046.10	$3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.03	3.21

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.63% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	4.52%	1.41%	9.14%	12.87%
Portfolio – IB Shares**	4.27	1.16	8.96	12.62
S&P 500 Index	4.91	0.54	9.07	12.34

*	Date of inception 1/13/76

**	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.52% for the year ending December 31, 2005. The Portfolio’s benchmark, the S&P 500 Index, returned 4.91% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

In the growth component of the Portfolio:

•	An underweighted position in the Financial Services sector, in addition to an overweighted position in the Utilities sector, contributed most significantly to the Portfolio’s return.

•	In terms of stock selection, the Portfolio’s position in Ameritrade was the largest contributor to performance.

•	Broadcom also contributed positively as the company’s robust earnings growth was driven by strong demand for its Bluetooth and broadband-related products.

In the value component of the Portfolio:

•	Performance was enhanced by strong gains in the Portfolio’s retail holdings, particularly Office Depot, and by the avoidance of lagging media and drug stocks.

What hurt performance during the year

In the growth component of the Portfolio:

•	An underweighted position in the Health Care sector was the largest detractor.

•	In terms of stock selection, Apollo Group was the largest detractor from performance as investors worried about slowing enrollment growth among its core working adult market. The next largest detractor was Juniper Networks, which languished on a lack of evidence that its Netscreen acquisition was paying dividends.

In the value component of the Portfolio:

•	The Portfolio’s return was hurt by its underperforming paper and financial holdings.

•	Not owning outperforming oil-and-gas exploration companies also detracted from the Portfolio’s return.

Portfolio Positioning and Outlook

Looking ahead to 2006, investors have a great deal to consider. For the first time since 1987, the U.S. Federal Reserve will have a different chairman. The overall health of the economy may be in question following a year that was impacted favorably by potentially fading stimulants such as a surge in automobile production, a robust housing market, and post-hurricane related building activity. It remains to be seen whether such catalysts will persist in 2006 or if new agents of growth will emerge. Energy prices have remained stubbornly high, despite signs of ample supply and moderating demand. Lower energy prices would be welcomed by consumers and may potentially serve as an offset to the housing market, which shows signs of moderating throughout the country. The growth component of the Portfolio remains positioned for a scenario of moderating energy prices, benign inflation, a resilient consumer and a significant capital spending cycle. Within the value component of the Portfolio, we feel the value opportunity remains below average. With the market currently offering little incremental compensation for taking risk, our active sector weights are unusually small and our exposure to other risk factors closer than usual to the benchmark. In the meantime, we continue to use our extensive research effort to look for opportunities that may exist in individual stocks.

EQ/ALLIANCE COMMON STOCK PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	25.6%
Financials	19.8
Consumer Discretionary	13.2
Health Care	10.2
Industrials	9.0
Energy	7.8
Consumer Staples	6.5
Telecommunication Services	5.0
Materials	1.0
Utilities	0.8
Cash and Other	1.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,080.30	$2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.65
Class IB
Actual	1,000.00	1,079.30	4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.32	3.92

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.52% and 0.77%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	5.80%	3.96%	11.19%	10.91%
Portfolio – IB Shares**	5.50	3.70	10.91	10.63
Russell 1000 Value Index	7.05	5.28	10.94	11.51

*	Date of inception 10/1/93

**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.80% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 7.05% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Sector selection drove the premium during the period.

•	Stock selection was particularly strong in the Financial sector, where the Portfolio’s emphasis on stocks with less interest-rate exposure helped. Two of the insurers that the Portfolio holds overweighted positions in relative to the benchmark, Ace and American International Group, rallied on expectations that they will benefit from higher premium pricing in the wake of the Gulf hurricanes; AIG also benefited from speculation that it was nearing a settlement with the New York Attorney General about accounting irregularities.

•	Two of the Portfolio’s global diversified financials with extensive capital-markets exposure, J.P. Morgan Chase and Citigroup, outperformed.

What hurt performance during the year

•	Stock selection was a moderate negative for the year.

•	Partly offsetting these positives were a diverse array of detractors, most notably Noble Energy and American Standard.

Portfolio Positioning and Outlook

One of the few sizable value opportunities we may see today is in high-quality and mega-cap stocks. After five years of massive outperformance by value stocks, current valuation spreads between the cheapest and most expensive stocks have gone from extremely wide to extremely narrow. Meanwhile, the small-cap rally has narrowed the valuation premium usually accorded to large-cap stocks-and erased the premium for mega-caps. The largest 50 U.S. stocks, which usually sell at a significant market premium to the next largest 450 stocks, are now selling at a discount, although they remain significantly more profitable. We have taken advantage of this anomaly over the past two years by buying an unusually large-number of mega-cap stocks, such as Microsoft, General Electric, Citigroup, J.P. Morgan Chase, and, most recently, IBM. Today’s tight valuation spreads largely reflect an unusual compression in the range of corporate profitability at a time when few industries are in distress and when traditional value stocks, the biggest beneficiaries of low interest rates and strong economic growth, are delivering very strong profits.

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	28.6%
Consumer Discretionary	20.1
Energy	13.7
Industrials	9.8
Information Technology	9.6
Health Care	6.9
Materials	3.6
Telecommunication Services	3.6
Consumer Staples	3.5
Utilities	0.5
Cash and Other	0.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,053.40	$3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.13	3.11
Class IB
Actual	1,000.00	1,052.10	4.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.61% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	1.51%	4.58%	5.07%	5.89%
Portfolio – IB Shares**	1.24	4.32	4.81	5.62
Lehman Brothers Intermediate Government Bond Index	1.68	4.82	5.50	6.35

*	Date of inception 4/1/91

**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.51% for the year ending December 31, 2005. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 1.68% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Security selection in mortgage pass-throughs contributed to performance.

•	Treasury Inflation-Protected Securities (TIPS) investment was another positive contributor.

•	Yield curve exposure and effective duration management added value during the year.

What hurt performance during the year

•	An Agency sector underweight detracted from performance.

•	A Mortgage sector overweight was also negative.

•	The adjustable rate mortgage (ARM) sector allocation also subtracted value during the year.

Portfolio Positioning and Outlook

We believe that the two significant factors affecting mortgage performance in the short to intermediate-term will be volatility and curve slope. With the Fed nearing a pause or end to its “measured” tightening cycle, in our opinion, the economic data will become more important and markets can be more volatile with any data surprises. Hence, we are currently neutral on the mortgage basis. Otherwise, the current yield curve slope is certainly perplexing. We feel that the most important factors regarding yield curve slope are the possible near-end to Fed rate hikes and higher volatility. With an expectation of a pause in the horizon as well as higher volatility, we are currently maintaining a bias towards a steepening of the yield curve in 2006.

Portfolio Characteristics

As of December 31, 2005

Weighted Average Life (Years)	4.3
Weighted Average Coupon (%)	4.4
Weighted Average Modified Duration (Years)*	3.1
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
U.S. Government and Agency	84.6%
Asset Backed Securities	13.0
Cash and Other	2.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$999.10	$2.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.38	2.85
Class IB
Actual	1,000.00	998.30	4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.13

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.56% and 0.81%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	15.61%	5.20%	4.87%	5.57%
Portfolio – IB Shares**	15.33	4.90	4.59	5.28
MSCI EAFE Index	13.54	4.55	5.84	6.28

*	Date of inception 4/3/95

**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.61% for the year ending December 31, 2005. The Portfolio’s benchmark, the MSCI EAFE Index, returned 13.54% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	On the growth side of the Portfolio:

•	Industrials and Financials holdings contributed meaningfully to relative returns, as did the Portfolio’s strategy within the Telecommunication Services sector.

•	Japanese stocks stood out most during the year, as signs of a domestic recovery in Japan and Prime Minister Junichiro Koizumi’s landslide victory lifted Japanese equities. In this environment, banking firm Sumitomo Mitsui Financial added to performance.

•	On the value side of the Portfolio:

•	The Portfolio benefited primarily from its strength in the Financials, Energy and Consumer Discretionary sectors.

•	Financials stocks rose on improved investor sentiment after the Fed indicated that it may be through raising interest rates. Consequently, banks and diversified financial services companies rallied, including ORIX and Sumitomo Mitsui Financial.

•	Among Energy stocks, OMV rose, as Energy stocks gained due to historically high energy prices.

What hurt performance during the year

•	Although the Materials sector fared well amid volatile commodities prices in the first quarter, the Portfolio’s position in value holding Alcan, Inc. hurt performance.

•	Royal Bank of Scotland Group plc, which was held by both the value and growth sides, also declined on investor worries that it overpaid for its stake in the Bank of China.

•	Lastly, within the Technology sector, value holding Flextronics underperformed as the near-term outlook for technology capital spending remained below expectations.

Portfolio Positioning and Outlook

Today’s compressed valuation spreads between the most and the least expensive international stocks could create a compelling opportunity for investors to purchase attractive growth stocks for unusually low premiums, but the value opportunity, as we measure it, is unusually low. As a result, bottom-up fundamental research is crucial to identifying companies with accelerating earnings that are more likely to beat consensus estimates and, as a result, outperform. Our value team also continues to rely on its extensive bottom-up research resources to uncover the stock-specific value opportunities that do exist.

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	28.2%
Consumer Discretionary	16.5
Energy	10.2
Industrials	8.6
Health Care	8.4
Materials	7.8
Information Technology	7.5
Consumer Staples	6.0
Telecommunication Services	2.4
Utilities	2.4
Cash and Other	2.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,165.90	$4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,164.30	6.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	15.27%	(4.04)%	(3.41)%
Portfolio – IB Shares	14.88	(4.30)	(3.66)
Russell 1000 Growth Index	5.26	(3.58)	(3.14)

*	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 15.27% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The Portfolio outperformed its benchmark entirely due to better stock selection, not sector allocation or beta policy.

•	Strong stock selection was broad based, with thirteen stocks providing a significant positive contribution relative to the benchmark during the year - Google, Apple, Marvell, Corning, Alcon, Teva, Nabors, Broadcom, Halliburton, Genentech, Wellpoint, United Health Care and Pulte.

What hurt performance during the year

•	Four stocks had a significant negative contribution relative to the benchmark - eBay, Dell, Juniper and Electronic Arts.

Portfolio Positioning and Outlook

Generally growth stocks outperform value stocks during periods of decelerating economic growth. We think that will especially be the case in the coming months, since the premium for growth stocks relative to the broad market is as low as it has been in 25 years. In our opinion, stocks with traditionally prized characteristics such as steady growth and positive earnings revisions have not been rewarded in recent years. In uncertain times, investors typically have voracious appetites for these characteristics. We anticipate that growth’s outperformance over the past three quarters indicates that we are in the early innings of a growth cycle.

EQ/ALLIANCE LARGE CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	31.9%
Health Care	22.5
Consumer Discretionary	13.5
Financials	11.5
Energy	8.0
Industrials	6.0
Consumer Staples	5.4
Telecommunication Services	0.2
Cash and Other	1.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,157.80	$4.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,154.00	5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	2.33%	5.23%	5.83%	5.59%
Portfolio – IB Shares**	1.95	4.97	5.57	5.34
Lehman Brothers Aggregate Bond Index	2.43	5.87	6.16	6.19

*	Date of inception 10/1/93

**	Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.33% for the year ending December 31, 2005. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 2.43% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Yield curve positioning, specifically being underweight in the two-to five year area of the yield curve, helped performance.

•	Hedged non-US governments were also positive contributors.

•	The Portfolio’s Treasury-Inflation Protected Securities (TIPS) position provided a positive contribution.

•	An overweight position relative to the benchmark in commercial mortgage backed securities (CMBS) and an underweight position in Treasuries both added to performance.

What hurt performance during the year

•	Corporate security selection detracted from performance.

•	An underweight in Agency securities relative to the benchmark also detracted.

Portfolio Positioning and Outlook

We believe opportunities to take risk have diminished given low volatility and historically tight spreads across fixed-income sectors. We are currently selectively focused on opportunities in hedged non-US government bonds, especially where yield curves remain relatively steep to that of the US. The following strategies are currently in place in accordance with our fundamental and quantitative research views: A shorter-than-benchmark duration and an underweight in short-term securities; an underweight in conventional Treasuries and a reduced TIPS exposure; an allocation in hedged non-US government bonds (Sweden, Japan and Mexico); an overweight in CMBS and mortgages, an underweight in agencies and a modest underweight in investment-grade corporates in duration terms.

Portfolio Characteristics

As of December 31, 2005

Weighted Average Life (Years)	7.1
Weighted Average Coupon (%)	4.3
Weighted Average Modified Duration (Years)*	4.4
Weighted Average Rating	AA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

EQ/ALLIANCE QUALITY BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
U.S. Government and Agency	73.7%
Corporate Bonds	22.8
Asset Backed Securities	14.0
Foreign Government Securities	8.8
Cash and Other	(19.3)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,000.00	$2.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.80
Class IB
Actual	1,000.00	998.20	4.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.55% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	11.74%	1.88%	7.95%
Portfolio – IB Shares	11.55	1.63	7.70
Russell 2500 Growth Index	8.17	2.78	7.68

*	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.74% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 2500 Growth Index, returned 8.17% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Stock selection was strong during the year and accounted for a majority of the period’s outperformance. Stock selection was most favorable in the Energy, Finance and Technology sectors.

•	Sector allocations also contributed to the period’s outperformance, driven predominantly by an overweighted position in the Energy sector and an underweighted position in the Financial Services sector.

•	Energy stocks were the year’s clear winners and accounted for all three of the Portfolio’s top contributors, as Grant Prideco, Spinnaker Exploration and Newfield Exploration each posted strong annual gains.

•	Other top contributors during the year included document management company American Reprographics; specialty metals producer Allegheny Technologies; and commercial real estate company CB Richard Ellis.

What hurt performance during the year

•	Stock selection within the Health Care sector proved disappointing as Pharmion, a hemotology- and oncology-focused biopharmaceutical company, and Martek Biosciences, a developer of algae-based nutritional additives, each suffered significant declines.

Portfolio Positioning and Outlook

Although high energy prices and increased interest rates will likely provide a modest headwind for consumer spending over the near-term, we believe increased corporate hiring and investment, combined with significant private sector and government-sponsored reconstruction spending in the Gulf-States region, will bolster economic growth through much of 2006. As such, we remain generally optimistic that small-cap earnings growth overall will remain healthy through 2006, albeit at somewhat lower levels than has been the case over the past several years. Although absolute small-cap growth returns may be limited by the current valuation backdrop, we believe many of the faster-growing companies displaying the favorable earnings momentum our strategy tends to emphasize remain underappreciated in the marketplace. Sector allocations, which are a derivative of our bottom-up stock selection process, showed some notable changes over the past year. As of December 31, 2005, the Portfolio’s largest overweights were Consumer/Commercial Services, Health Care and Energy; Industrials and Financial Services were significantly underweight.

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	23.6%
Industrials	20.7
Health Care	18.9
Consumer Discretionary	12.5
Energy	10.7
Financials	8.6
Materials	1.6
Telecommunication Services	1.4
Consumer Staples	0.9
Cash and Other	1.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,146.50	$4.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,145.10	5.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO ADVISER*

•	Ariel Capital Management, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/05

Since Incept.*
Portfolio – IA Shares	2.09%
Portfolio – IB Shares	1.93
Russell Mid Cap Value Index	0.97

*	Date of inception 10/3/05.

Returns for periods less than one year are not annualized.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.09% since inception on October 3, 2005. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned 0.97% over the same period.

Portfolio Highlights

October 3, 2005 — December 31, 2005*

What helped performance during the year

•	Holdings that drove performance include Janus Capital Group, which rose due to strong asset growth and rumors of a management buyout.

•	Franklin Resources’ shares rose as their international presence, with operations in over 100 countries, drove strong asset growth from non-U.S. investors.

•	Finally, Accenture was up after it was announced that the U.S. Health and Human Services Department selected Accenture to design a Nationwide Health Information Network.

What hurt performance during the year

•	The period was tough for the Consumer sector of the market. Specifically, Interpublic Group was down as the result of lower earnings resulting from account losses and costs connected with Sarbanes-Oxley compliance.

•	Tribune continues to struggle under the general malaise of the industry due to fears of declining circulation and decreasing advertising revenue.

*	The Portfolio commenced operations on October 3, 2005.

Portfolio Positioning and Outlook

This portfolio is comprised of stocks we believe to be of high-quality with predictable earnings. We seek strong appreciation over the entire market cycle. As corporate earnings slow, we take confidence that with our long-term approach these companies, with consistent and predictable earnings, may safely weather this chaotic market.

EQ/ARIEL APPRECIATION II PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Consumer Discretionary	31.9%
Financials	24.3
Industrials	18.2
Health Care	14.1
Information Technology	4.9
Consumer Staples	2.5
Cash and Other	4.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on October 3, 2005, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,020.90	$2.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53
Class IB
Actual	1,000.00	1,019.30	2.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80

†	Portfolio commenced operations on October 3, 2005.

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the one-half year period).

EQ/BEAR STEARNS SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Bear Stearns Asset Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.*
Portfolio – IB Shares	7.55%	1.71%	9.37%
Russell 2000 Growth Index	4.15	2.28	4.38

*	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.55% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 2000 Growth Index, returned 4.15% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The Portfolio’s significant overweight to the Energy sector, as well as good security selection within the sector, made Energy the top contributor.

•	Stock selection in the Information Technology sector was a large contributor to performance, with names like Brightpoint Inc. and Internet Initiative Japan Inc. both providing strong positive results.

•	Stock selection from the Health Care sector was also a plus, with American Retirement Corp. and Sierra Health Services Inc. both up strongly.

What hurt performance during the year

•	The Portfolio’s overweight and poor stock selection within the Materials sector was the single biggest negative for the year. AK Steel Holding Corp. and Georgia Gulf Corp. both suffered declines.

•	Financials was the second worst performing sector, where despite being underweight to the benchmark (a positive sector allocation effect), poor security selection detracted from value as Ezcorp Inc. and PMA Capital Corp. both produced negative returns for the Portfolio.

Portfolio Positioning and Outlook

Uncertainty reigns in the coming year. Is inflation in check? Will interest rates go higher and what can be expected from the new Fed chairman? Is the recent inverted yield curve a warning sign? What about the war in Iraq? As 2006 progresses, perhaps we will learn the answers to some of these questions. One certainty is that regardless of what those answers might be, we will continue to maintain our strict investment discipline.

EQ/BEAR STEARNS SMALL COMPANY GROWTH PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Industrials	40.0%
Consumer Discretionary	22.0
Energy	9.5
Consumer Staples	7.9
Materials	5.9
Information Technology	5.8
Health Care	2.1
Financials	2.0
Utilities	1.7
Cash and Other	3.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IB
Actual	$1,000.00	$1,095.30	$6.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P. (Bernstein Unit)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	5.68%	6.76%	6.73%
Portfolio – IB Shares	5.42	6.52	6.63
Russell 1000 Value Index	7.05	5.28	7.00

*	Date of inception 5/18/01. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.68% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 7.05% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	An underweight in the Consumer Growth sector contributed to performance.

•	Stock selection in the Consumer Cyclicals sector, particularly Office Depot and retailers Federated and Nordstrom, also added to performance.

What hurt performance during the year

•	An overweight in the Consumer Cyclicals sector detracted from performance.

•	Stock selection in the Industrial Resources sector, including US Steel and paper holdings in Smurfit-Stone Container and International Paper, also subtracted from performance.

Portfolio Positioning and Outlook

Within the US equity market, we believe valuation differences between attractively priced and expensive stocks may be unusually compressed, and the value opportunity remains below average. A central tenet of our strategy is to keep the risks in the Portfolio proportional to the value opportunity we identify. We continue to use our large, bottom-up research effort to uncover the value opportunities we believe do exist among individual stocks.

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	33.0%
Energy	12.9
Consumer Discretionary	9.7
Consumer Staples	8.9
Industrials	7.1
Information Technology	7.1
Health Care	5.9
Telecommunication Services	4.7
Utilities	3.4
Materials	2.7
Cash and Other	4.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,048.10	$3.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class IB
Actual	1,000.00	1,046.90	4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.65% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO ADVISER

•	Boston Advisors, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	6.47%	3.85%	4.66%
Portfolio – IB Shares	6.19	3.82	4.67
Russell 1000 Value Index	7.05	5.28	6.25

*	Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.47% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 7.05% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The Portfolio management’s strategy of investing in stocks with dividend yields higher than that of the S&P 500 Index was a positive. Shares of dividend paying companies outperformed those of non-dividend paying companies during the year.

•	The Portfolio’s value orientation was also a positive. Value stocks outperformed growth stocks during the twelve months.

•	The Portfolio’s overweighting of the Energy, Utility and Financial sectors contributed positively to returns.

•	The Portfolio’s stock selection within overweight sectors also helped returns. Holdings of Sunoco and Occidental Petroleum in Energy; TXU Corp. and Edison International in Utilities; and Chubb and UnumProvident in Financials all appreciated significantly in 2005.

•	Stock selection elsewhere in the Portfolio contributed positively to returns as well. Holdings of Goodrich and Timken in Industrials; Cemex in Materials; Nokia and Taiwan Semiconductor in Technology; and Union Pacific in Transportation performed well.

What hurt performance during the year

•	The Portfolio’s Health Care exposure negatively impacted returns during the year. Specifically, the shares of Bristol Myers Squibb and Pfizer disappointed during the period.

•	The Portfolio’s exposure to the Consumer Staples sector also adversely impacted results. Consumer Staples stocks generally underperformed the broader market for most of the period and holdings within the Portfolio were no exception. In particular, the shares of Albertson’s and Cadbury Schweppes performed poorly during the year.

•	Stock selection elsewhere in the Portfolio offset positive returns. Holdings of Ford Motor and General Motors in Consumer Discretionary; Dupont and Olin Corp. in Materials; Friedman Billings Ramsey in Financials and Verizon in Telecommunication Services all underperformed.

Portfolio Positioning and Outlook

We believe signs of slower growth, especially among consumers, are becoming evident. The housing market is slowing due to higher mortgage rates and auto sales are anemic due to the lack of meaningful buyer incentives. Meanwhile, corporations are enjoying solid profit growth and rising productivity due to contained labor costs and efficiency gains. We expect that economic growth will slow into 2006. As of year end, we have reduced exposure to the Consumer Discretionary sector because of our concern over the adverse impact of higher interest rates and energy prices on consumer spending. We have also increased the Portfolio’s exposure to Technology stocks because of our belief that corporate spending on that sector’s efficiency enhancing products will increase in the coming quarters. The Portfolio’s current exposure to the Financial Services sector has also been increased with emphasis on Insurance and Investment Banking stocks because the earnings outlook for both groups is brightening, in our opinion.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	26.2%
Industrials	13.8
Energy	12.6
Utilities	9.3
Consumer Discretionary	7.4
Information Technology	5.6
Health Care	5.5
Consumer Staples	5.4
Telecommunication Services	5.3
Materials	4.0
Cash and Other	4.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,047.40	$4.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,046.40	5.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO ADVISERS

•	Calvert Asset Management Co., Inc.

•	Bridgeway Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	8.92%	(2.25)%	(1.50)%
Portfolio – IB Shares	8.72	(2.00)	(0.87)
Russell 3000 Index	6.12	1.58	1.86
Russell 1000 Growth Index†	5.26	(3.58)	(3.74)

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 9/1/99

†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell 1000 Growth Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.92% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% over the same period.

*	Effective June 13, 2005 Bridgeway Capital Management Inc. replaced Brown Capital Management, Inc. as one of the subadvisers of the Portfolio. Calvert Asset Management Company, Inc., the portfolio’s other current subadviser, will continue to perform the social research and screening with respect to the Portfolio.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	While the third quarter’s best performers list was packed with Energy stocks (they took a meaningful hit in the fourth quarter), a variety of industries make up the Portfolio’s list for the best performers in 2005. They include Chicago Mercantile Exchange Inc. and Legg Mason Inc. (Diversified Financial Services), Marvell Technology Group Ltd. and Nyidia Corp. (Semiconductors), Teva Pharmaceutical Industries Ltd. (Pharmaceuticals), Brookfield Asset Management Inc. (Real Estate), Whole Foods Market Inc. (Commercial Services), Tenaris SA (Iron / Steel), Jabil Circuit Inc. (Electronics) and EOG Resources Inc. (Oil & Gas).

What hurt performance during the year

Overall, the worst ten performers represent a variety of industries with a skew toward Computers, Telecommunications, and Pharmaceuticals. They include Dell Inc. and NCR Corp. (Computers), Bed Bath & Beyond Inc. (Retail), KB Home (Home Builders), Juniper Networks Inc. and Cisco Systems Inc. (Telecommunications), Affymetrix Inc. (Biochemical), Johnson & Johnson (Health Care Products), and Bristol-Myers Squibb Co. and Pfizer Inc. (Pharmaceuticals).

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	35.7%
Financials	16.4
Health Care	15.7
Consumer Discretionary	14.2
Energy	8.3
Industrials	2.9
Consumer Staples	2.9
Telecommunication Services	2.7
Utilities	0.8
Cash and Other	0.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,099.00	$4.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,098.50	5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	5.38%	(5.07)%	3.84%
Portfolio – IB Shares	5.04	(5.22)	3.89
Russell 1000 Growth Index	5.26	(3.58)	4.42

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.38% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The top contributor to results during the year was stock selection in Information Technology. The top individual names within Information Technology were Internet giant Google Inc. and Agilent Technologies.

•	Stock selection within the Health Care sector was also positive, aided by such names as Astrazeneca and Amylin Pharmaceuticals.

•	Stock selection in the Consumer Discretionary sector was additive, as was an overweight to the Energy sector.

What hurt performance during the year

•	The top detractor for the year was stock selection in the Financials sector. The main detractors in the sector were positions in government-sponsored mortgage providers, as continued uncertainty over their future regulatory oversight caused these stocks to decline.

Portfolio Positioning and Outlook

We believe the domestic economy, which proved irrepressible in 2005, will face more challenges in 2006. It remains to be seen whether energy costs will dent profit margins in some industries or if they will be passed on to consumers (who are already being pinched by higher transportation and heating costs) and register in core inflation figures. In our opinion, fiscal policy will be constrained by the large budget deficit, though that deficit is shrinking thanks to better-than-expected receipts. Monetary policy is not tight, but it is no longer accommodative. Countering that, equity valuations appear reasonable to us, long-term interest rates are low, and profits are healthy. Corporations have accumulated cash, and while some may be used to increase dividends and repurchase shares, some will likely be spent on capital investments and employment. We believe putting idle cash to work could improve the return on equity for many companies.

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	33.2%
Health Care	20.6
Consumer Discretionary	14.2
Industrials	10.2
Financials	6.8
Consumer Staples	5.9
Energy	3.6
Telecommunication Services	1.9
Utilities.	0.5
Cash and Other	3.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,103.90	$3.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,102.10	5.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	17.43%	3.66%	4.70%
Portfolio – IB Shares	17.12	3.48	4.63
MSCI EAFE Index	13.54	4.55	11.29

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 17.43% for the year ending December 31, 2005. The Portfolio’s benchmark, the MSCI EAFE Index, returned 13.54% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The top contributor during 2005 was stock selection in the Information Technology sector. The top performer for the sector, as well as for the overall Portfolio, was Softbank.

•	Financials was another top contributor, specifically Japanese financial institutions such as Sumitomo Mitsui, Mitsubishi Estate, and ORIX Corp.

•	Stock selection in the Telecommunication Services, Consumer Discretionary, and Energy sectors was also additive.

What hurt performance during the year

•	The top detractor for the year was stock selection in the Materials sector, followed by stock selection in the Health Care sector.

Portfolio Positioning and Outlook

We expect the recovery in the Eurozone will continue into 2006 and that slightly higher short-term international interest rates will not be an impediment to international economic growth. Any additional tightening is expected to be limited, as economic growth is unlikely to be very strong and globalization may continue to constrain inflation by keeping labor costs and prices for consumer goods in check. We think that the Eurozone’s rapid credit growth is a reflection of deregulation and innovation in financial markets rather than a prelude to inflation. More importantly, companies in Europe, particularly Germany, are continuing to restructure, becoming leaner and more competitive. Equity valuations appear reasonable to us, profits are growing and interest rates remain low. In Japan, the fundamentals for consumer-oriented companies are improving and the weak yen is helping exporters. Japanese financials have spent years cleaning up bad loans and restructuring, and are now benefiting from the view that deflation will end, interest rates will normalize and loan activity will pick up. We think the next upward move for financials could be supported by the prospect of dividend increases and other evidence that these companies are truly embracing a more shareholder-oriented culture.

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	26.6%
Information Technology	12.5
Materials	8.9
Telecommunication Services	8.9
Consumer Discretionary	8.8
Industrials	8.3
Health Care	7.7
Consumer Staples	5.7
Energy	5.5
Utilities	2.5
Cash and Other	4.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,195.30	$5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,193.30	6.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.95% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	6.32%	2.82%	4.00%
Portfolio – IB Shares	6.05	2.68	3.95
S&P 500 Index	4.91	0.54	0.54

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b fees.

**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.32% for the year ending December 31, 2005. The Portfolio’s benchmark, the S&P 500 Index, returned 4.91% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Contributing to performance were an overweight and strong stock selection in the Health Care sector. Top individual contributors included AstraZeneca and Allergan, Inc.

•	The Energy sector was the top overall performing sector in 2005 and the Portfolio benefited from both an overweight in the sector and stock selection. Transocean, Inc. and Schlumberger Ltd. were two of the top contributors from the sector.

•	Elsewhere, stock selection in the Industrial and Telecommunication Service sectors was additive.

What hurt performance during the year

•	The top detractors during 2005 were stock selection in the Material and Utility sectors. Within Utilities, Calpine was the top detractor for the sector and overall Portfolio in 2005.

Portfolio Positioning and Outlook

We believe the domestic economy, which proved irrepressible in 2005, will face more challenges in 2006. It remains to be seen whether energy costs will dent profit margins in some industries or if they will be passed on to consumers (who are already being pinched by higher transportation and heating costs) and register in core inflation figures. In our opinion, fiscal policy will be constrained by the large budget deficit, though that deficit is shrinking thanks to better-than-expected receipts. Monetary policy is not tight, but it is no longer accommodative. Countering that, equity valuations appear reasonable to us, long-term interest rates are low, and profits are healthy. Corporations have accumulated cash, and while some may be used to increase dividends and repurchase shares, some will likely be spent on capital investments and employment. We believe putting idle cash to work could improve the return on equity for many companies.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Health Care	18.1%
Financials	17.3
Information Technology	14.8
Industrials	13.0
Consumer Discretionary	9.5
Energy	9.5
Consumer Staples	8.0
Telecommunication Services	4.2
Materials	2.9
Utilities	1.2
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,073.30	$3.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,070.60	4.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	6.24%	3.57%	3.74%
Portfolio – IB Shares	5.97	3.39	3.64
S&P 500 Index	4.91	0.54	0.54

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.24% for the year ending December 31, 2005. The Portfolio’s benchmark, the S&P 500 Index, returned 4.91% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Contributing to performance were an overweight and strong stock selection in the Health Care sector. Top individual contributors included AstraZeneca and Allergan, Inc.

•	The Energy sector was the top overall performing sector in 2005 and the Portfolio benefited from both an overweight in the sector and stock selection. Unocal and Schlumberger Ltd. were two of the top contributors from the sector.

•	Elsewhere, stock selection in the Industrial and Information Technology sectors was additive, as was being underweight the Consumer Discretionary sector, which underperformed the market in 2005.

What hurt performance during the year

•	The top detractor for the year was stock selection in the Financials sector. The main detractors in the sector were positions in government-sponsored mortgage providers, as continued uncertainty over their future regulatory oversight caused these stocks to decline.

•	Stock selection in the Materials sector also detracted from results.

Portfolio Positioning and Outlook

We believe the domestic economy, which proved irrepressible in 2005, will face more challenges in 2006. It remains to be seen whether energy costs will dent profit margins in some industries or if they will be passed on to consumers (who are already being pinched by higher transportation and heating costs) and register in core inflation figures. In our opinion, fiscal policy will be constrained by the large budget deficit, though that deficit is shrinking thanks to better-than-expected receipts. Monetary policy is not tight, but it is no longer accommodative. Countering that, equity valuations appear reasonable to us, long-term interest rates are low, and profits are healthy. Corporations have accumulated cash, and while some may be used to increase dividends and repurchase shares, some will likely be spent on capital investments and employment. We believe putting idle cash to work could improve the return on equity for many companies.

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	22.1%
Financials	17.0
Health Care	16.6
Industrials	11.3
Consumer Staples	9.0
Consumer Discretionary	8.2
Energy	7.1
Materials	2.9
Telecommunication Services	2.9
Utilities	1.2
Cash and Other	1.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,075.40	$3.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,073.60	4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/CAYWOOD-SCHOLL HIGH-YIELD BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Caywood-Scholl Capital Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	2.72%	8.25%	7.16%	7.95%
Merrill Lynch U.S. High Yield Master Cash Pay Only Index	2.83	8.76	6.80	7.91

*	Date of inception 11/18/94

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.72% for the year ending December 31, 2005. The Portfolio’s benchmark, the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, returned 2.83% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	‘B’ and ‘BB’ bonds outperformed ‘CCC’ bonds. The Portfolio’s emphasis in higher quality ‘BB’ and ‘B’ issuers added to performance.

•	Overweighting the wireless sector, specifically American Cellular and Rogers Wireless, benefited the Portfolio.

•	Underweighting the auto parts and airlines industry aided performance.

What hurt performance during the year

•	In three instances merger and acquisition activity hurt the Portfolio, and in each situation the announcement was unexpected.

Portfolio Positioning and Outlook

Our outlook for high yield in 2006 is fundamentally positive. Our view is that the market will remain the beneficiary of the current credit cycle, which is largely being driven by access to capital. We expect the economy to stay healthy throughout the year, and corporate profitability, while moderating, to remain at attractive levels. Although there is some concern over increasing default rates, we view the default rate issue as a longer-term problem. In 2006, we anticipate that default rates will gradually increase and plateau at a slightly higher level, and that the discounting of an increasing default rate by the marketplace will be a gradual process. Importantly, this would result in a significantly different impact under a scenario in which the market experienced a credit contraction, hence producing a spike in default rates. We believe that total returns for high yield will remain positive. Our current investment strategy is based on avoiding credit problems and allowing the compounding of principal to work in the Portfolio. We will continue to monitor our cyclical exposure and, on a selective basis, we may upgrade the Portfolio.

EQ/CAYWOOD-SCHOLL HIGH-YIELD BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2005
Weighted Average Life (Years)	7.1
Weighted Average Coupon (%)	7.9
Weighted Average Modified Duration (Years)*	5.2
Weighted Average Rating	B+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
Corporate Bonds	91.1%
Equities & Warrants	0.6
Cash and Other	8.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IB
Actual	$1,000.00	$1,017.80	$4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	4.68%	0.31%	8.67%	10.24%
Portfolio – IB Shares**	4.42	0.06	8.40	9.97
S&P 500 Index	4.91	0.54	9.07	10.68

*	Date of inception 3/1/94

**	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.68% for the year ending December 31, 2005. The Portfolio’s benchmark, the S&P 500 Index, returned 4.91% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The sectors that contributed the most for the one-year period ended December 31, 2005 were Energy, Financials, Health Care, Utilities and Consumer Staples.

•	The top performing stocks in the benchmark for the year were Exxon Mobil, Altria, Apple Computer, UnitedHealth Care Group and Hewlett-Packard.

What hurt performance during the year

•	The sectors that detracted the most for the one-year period ended December 31, 2005 were Consumer Discretionary, Telecommunication Services, Materials, Information Technology and Industrials.

•	The most negative performing stocks in the benchmark for the year were Dell, IBM, Verizon Communications, eBay and Wal-Mart Stores.

Portfolio Positioning and Outlook

The Portfolio will strive to meet its performance objective by approximating the investment return of the underlying benchmark, the S&P 500 Index. The final phase of the transition to a fully float-adjusted index was efficiently completed in September 2005.

EQ/EQUITY 500 INDEX PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	21.2%
Information Technology	15.1
Health Care	13.2
Industrials	11.5
Consumer Discretionary	10.6
Consumer Staples	9.6
Energy	9.3
Utilities	3.3
Telecommunication Services	3.0
Materials	3.0
Cash and Other	0.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,056.20	$1.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.69	1.53
Class IB
Actual	1,000.00	1,055.10	2.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.80

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.30% and 0.55%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO ADVISER

•	Evergreen Investment Management Company, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/05

Since Incept.*
Portfolio – IA Shares	(2.30)%
Portfolio – IB Shares	(2.30)
Merrill Lynch Global Broad Market ex U.S. Index	0.36

*	Date of inception 10/3/05.

Returns for periods less than one year are not annualized.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (2.30)% since inception on October 3, 2005. The Portfolio’s benchmark, the Merrill Lynch Global Broad Market ex U.S. Index, returned 0.36% over the same period.

Portfolio Highlights

October 3, 2005 — December 31, 2005*

What helped performance during the year

•	Portfolio holdings in the better-performing markets such as United Kingdom, South Africa, Mexico, Australia, New Zealand and Canada contributed to performance.

•	Maintaining the allocation to global inflation linked bonds was also a positive for the Portfolio.

What hurt performance during the year

•	The exposure in Sweden detracted from the performance of the Portfolio.

*	The Portfolio commenced operations on October 3, 2005.

Portfolio Positioning and Outlook

Our position remains unchanged in that we continue to favor those markets where we believe some real yield value remains and where interest rate risk appears lowest. Largely this is in the smaller markets and or where the economies are further ahead in the global cycle. The dollar has declined recently in anticipation of the Fed getting closer to finishing its tightening cycle. It is likely that the markets will return to focusing on economic fundamentals in 2006 which would suggest a weakening dollar through the year, providing the prospect for good risk adjusted returns from the Portfolio’s non-dollar investments. We continue to believe that the bias will be towards higher yields during the first part of 2006, but a longer maturity profile may well be warranted as we enter the latter part of the year. Similarly a reduction in exposure to lower quality credits may be warranted at the same time.

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2005
Weighted Average Life (Years)	5.5
Weighted Average Coupon	3.5
Weighted Average Modified Duration (Years)*	4.4
Weighted Average Rating	AA+

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
Corporate Bonds	37.7%
Foreign Government Securities	26.2
U.S. Government and Agency	3.8
Cash and Other	32.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on October 3, 2005, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$977.00	$2.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53
Class IB
Actual	1,000.00	977.00	2.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80

†	Portfolio commenced operations on October 3, 2005.

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the one-half year period).

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO ADVISER

•	Evergreen Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	4.22%	(0.63)%	(1.26)%
Portfolio – IB Shares	4.01	(0.62)	(0.89)
Russell 1000 Growth Index	5.26	(3.58)	(2.12)

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.22% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The Health Care and Energy sectors were the primary contributors to performance during the year.

•	In Health Care, the medical device and Health Care service sectors were the leaders. Positive contributors to returns were Alcon (eye care), Medtronic and St. Jude Medical (cardiovascular devices), Aetna and United Health Group (HMO’s) and American Healthways (disease management). In the underweighted pharmaceutical sector, two specialty drug companies (Biogen Idec and Endo Pharmaceuticals) have contributed to recent performance.

•	A significantly greater than benchmark weight in Energy and good stock selection among the natural gas, coal and energy service companies added to performance.

What hurt performance during the year

•	The Consumer Discretionary and Consumer Staples sectors were the primary detractors from performance during the year. While the Portfolio’s retail stocks performed well, particularly Chico’s FAS and Coach, the gaming and internet-retail stocks performed poorly for much of the year. Amazon and eBay were plagued by investor concerns about their respective business models and profit potential, as the companies continued to invest heavily in new product offerings and services at the expense of near-term margin improvement.

•	Poor stock selection across a wide range of Consumer Staples stocks detracted from performance.

Portfolio Positioning and Outlook

The Portfolio remains focused on two primary themes - Health Care and Technology. The Health Care sector continues to benefit from the demands of an aging population. The Technology sector appears to continue to benefit from the corporate need to improve productivity in order to remain competitive in the global marketplace. We remain optimistic about the equity market, but we are concerned about several factors that could keep the market in a narrow trading range. On the negative side, high energy prices, rising short-term rates, and more rational valuation of housing markets could dampen economic growth, particularly consumer spending. On the positive side, the redeployment of corporate cash to capital projects could give the economy a boost, and if energy prices stabilize without affecting core inflation, the Federal Reserve could adopt a more neutral stance towards interest rates. In that environment, we would anticipate that investors might focus on growth stocks (particularly larger-capitalized growth stocks) that are reasonably valued. Currently, we remain committed to those companies that have strong franchises, good management and an ability to sustain or increase earnings growth.

EQ/EVERGREEN OMEGA PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	26.4%
Health Care	26.2
Consumer Discretionary	16.2
Energy	10.7
Industrials	5.9
Financials	4.3
Materials	2.9
Consumer Staples	1.7
Cash and Other	5.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,081.40	$3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,080.60	4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/FI MID CAP PORTFOLIO

PORTFOLIO ADVISER

•	Fidelity Management & Research Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	6.63%	4.72%	4.49%
Portfolio – IB Shares	6.39	4.58	4.38
S&P Mid Cap 400 Index	12.56	8.60	6.91

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees

**	Date of inception 9/1/00

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.63% for the year ending December 31, 2005. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 12.56% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	On the positive side, the Portfolio’s overweighted position in Energy stocks contributed to relative performance, as oil and natural gas prices crept higher through much of the one-year period.

•	Within the Energy sector, the Portfolio also benefited from security selection by emphasizing oilfield equipment makers.

•	Stock picks in the Telecommunications sector contributed to relative returns. Chief among them was American Tower Corp., a wireless infrastructure company.

What hurt performance during the year

•	Unfavorable stock picks in the Household Durables sector detracted the most from performance. Chief among them was audio electronics maker, Harman International, which lost ground during the year on competitive concerns.

•	Also detracting from performance was exposure to a cruise line operator which investors sold-off amid concerns about the impact of high energy prices.

EQ/FI MID CAP PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Consumer Discretionary	30.4%
Information Technology	12.9
Telecommunication Services	12.8
Industrials	10.7
Materials	9.5
Energy	9.3
Health Care	4.9
Consumer Staples	4.5
Financials	2.0
Utilities	1.2
Cash and Other	1.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,097.90	$3.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,095.60	5.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Fidelity Management & Research Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	11.62%	9.45%	7.04%
Portfolio – IB Shares	11.31	9.17	6.88
Russell 2500 Value Index	7.74	13.43	13.13
Russell Mid Cap Value Index †	12.65	12.21	12.92

*	Date of inception 11/24/98

**	Date of inception 5/1/97

†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Russell Mid Cap Value Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.62% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned 12.65% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The Portfolio benefited from strong stock selection in the capital goods area.

•	Also adding to performance was a large overweight in Health Care Equipment-related stocks.

What hurt performance during the year

•	Holdings in the Financials sector impacted performance unfavorably.

•	Also detracting from performance was the Portfolio’s overweight in Technology, mainly in software-related companies.

EQ/FI MID CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	17.3%
Health Care	15.6
Financials	14.5
Consumer Discretionary	14.4
Industrials	12.1
Energy	8.9
Materials	5.7
Utilities	2.9
Consumer Staples	2.6
Telecommunication Services	1.7
Cash and Other	4.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,077.90	$4.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.22	4.02
Class IB
Actual	1,000.00	1,077.00	5.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.96	5.30

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.79% and 1.04%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO ADVISER

•	Gabelli Asset Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	Since Incept.*
Portfolio – IB Shares	4.54%	7.73%
S&P 500 Index	4.91	14.27

*	Date of inception 5/1/03

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.54% for the year ending December 31, 2005. The Portfolio’s benchmark, the S&P 500 Index, returned 4.91% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Rising short-term interest rates, increased deal activity and wider deal spreads benefited the Portfolio.

•	During the year, several overbids and hostile offers were announced, as well as the usual assortment of cross-border mergers, strategic buyouts and private equity deals.

•	Natural resource stocks soared, including Portfolio holdings in Gold Fields Ltd., Pioneer Natural Resources, Unisource Energy, and Deer Creek Energy.

What hurt performance during the year

•	Small broadcasters including Lin TV, Paxson and Young Broadcasting were the biggest disappointment. Earnings fell short of estimates and investors became concerned that valuations for broadcasting companies would contract due to competition from cable and Internet advertising.

•	Automotive related stocks suffered from higher raw material prices.

Portfolio Positioning and Outlook

The new year may hold promise because the Fed may stop raising rates early in the year, if the economy slows as expected. Oil prices may also move lower as we exit the cold winter months. Consumer confidence is high, even if the consumer’s spending capacity is more restricted. The bull market in real estate needs to take a rest (some markets may keep rising) and bond yields remain too low to draw capital out of equities. There is a lot of cash on the sidelines that represents potential buying power for stocks. In fact, large private equity pools have become strategic buyers of companies big and small. We anticipate that this could lead to more deals.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Health Care	12.6%
Consumer Discretionary	12.5
Telecommunication Services	10.5
Information Technology	8.5
Financials	6.9
Consumer Staples	6.8
Industrials	2.7
Utilities	2.4
Energy	2.3
Materials	2.2
Cash and Other	32.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IB
Actual	$1,000.00	$1,027.90	$7.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.90	7.37

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.45% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Gabelli Asset Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	4.33%	10.62%	13.99%	13.96%
Russell 2000 Value Index	4.71	13.55	13.08	13.05

*	Date of inception 8/1/88

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.33% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 2000 Value Index, returned 4.71% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The Portfolio benefited from a number of deals, including Neiman Marcus, Thomas Industries, Pulitzer, Western Wireless, Inamed, Liberty Corp. Sola International and Cuno.

•	Manufactured housing company stocks were strong in the aftermath of Hurricane Katrina. Among the top performers were Cavco Industries, Champion Enterprises and Cavalier Homes.

•	Natural resource stocks soared, and Portfolio holdings in Gold Fields Ltd., Pioneer Natural Resources, Unisource Energy, Deer Creek Energy and Public Service Enterprises were among the best performers.

What hurt performance during the year

•	Small broadcasters including Lin TV, Lee Enterprises, Gray Television, Paxson and Young Broadcasting were the biggest disappointment. Earnings fell short of estimates and investors became concerned that valuations for broadcasting companies would contract due to competition from cable and Internet advertising.

•	Automotive related stocks like Standard Motor Products suffered from higher raw material prices.

Portfolio Positioning and Outlook

The new year may hold promise because the Fed may stop raising rates early in the year, if the economy slows as expected. Oil prices may also move lower as we exit the cold winter months. Consumer confidence is high, even if the consumer’s spending capacity is more restricted. The bull market in real estate needs to take a rest (some markets may keep rising) and bond yields remain too low to draw capital out of equities. There appears to be a lot of cash on the sidelines that represents potential buying power for stocks.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Industrials	28.9%
Consumer Discretionary	27.9
Materials	6.4
Consumer Staples	6.1
Health Care	5.2
Financials	3.5
Information Technology	3.2
Telecommunication Services	3.0
Utilities	3.0
Energy	1.2
Cash and Other	11.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IB
Actual	$1,000.00	$1,024.10	$5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.55

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.09% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO ADVISER

•	Mercury Advisors

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	1.30%	3.47%	4.51%	5.37%
Lehman Brothers Intermediate Government Bond Index	1.68	4.82	5.50	6.31

*	Date of inception 5/1/91

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.30% for the year ending December 31, 2005. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 1.68% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The addition of agency hybrid adjustable rate mortgages benefited performance by enhancing yield without increasing extension risk.

•	An increase in Portfolio weighted average yield during the year aided performance.

What hurt performance during the year

•	An increase in pre-payment speeds of certain higher yielding mortgage securities reduced the benefit of their attractive coupon levels. On the margin, this detracted from performance.

•	A reduction in the Portfolio’s mortgage overweight during the year reduced performance below potential.

Portfolio Positioning and Outlook

The chairmanship of the Fed will become the responsibility of Ben Bernanke during the first quarter of 2006 as Alan Greenspan retires. It is widely expected that Chairman Bernanke will continue in the footsteps of his predecessor, increasing transparency of policy and assessing similar inflation and economic gages. As a result, the market is currently pricing in another 0.50% of Fed tightening over the next quarter before the central bank is done. The expansionary phase of the business cycle has historically seen rising interest rates, particularly in the short and intermediate areas of the yield curve. Concurrent with the market’s belief that the Fed has the end of the tightening cycle within view, the yield curve typically resteepens and bond performance improves. While the market is beginning to line up in this way, we believe that economic growth remains strong enough to keep the Fed on their current trajectory longer than the market anticipates. The Portfolio is currently being managed either neutral or lower in duration than the benchmark during this phase of the cycle so as not to be caught offside during a period that has historically seen rising interest rates. Additional yield from the current overweighting in mortgages and further shift into hybrid adjustable rate issues is expected to benefit the Portfolio during 2006.

EQ/GOVERNMENT SECURITIES PORTFOLIO

Portfolio Characteristics As of December 31, 2005
Weighted Average Life (Years)	4.1
Weighted Average Coupon (%)	4.5
Weighted Average Modified Duration (Years)*	3.2
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
U.S. Government and Agency	92.0%
Corporate Bonds	6.0
Cash and Other	2.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$998.20	$3.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.62

*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 0.71% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/INTERMEDIATE TERM BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Mercury Advisors

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	0.89%	4.67%	5.01%	7.13%
Portfolio – IB Shares **	0.69	4.36	4.64	6.47
Lehman Brothers Intermediate Government/Credit Bond Index	1.58	5.50	5.80	7.82

*	Date of inception 3/1/85

**	Date of inception 6/20/05. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.89% for the year ending December 31, 2005. The Portfolio’s benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, returned 1.58% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	A Portfolio duration neutral to or lower than the benchmark throughout the year helped Portfolio performance.

•	An overweight to collateralized and agency securities relative to the benchmark enhanced Portfolio performance.

•	A significant underweight to intermediate U.S. Treasuries increased Portfolio performance.

What hurt performance during the year

•	An overweighting in auto industry debt in place at the beginning of the year placed a drag on performance.

•	An underweight in the strong performing 7-10 year maturity (6-8 year duration) bucket earlier in the year reduced performance.

Portfolio Positioning and Outlook

In our opinion, we see a re-steepening of the yield curve as real economic growth continues to exceed 3% throughout 2006 and early 2007. We believe this growth will continue to lower the unemployment rate and raise capacity utilization rates, setting a foundation for increasing inflation concerns. Rising long-term rates could provide a challenging environment for bonds in coming quarters. Further, credit spreads remain tight by historic standards, limiting the amount of further performance enhancing tightening that remains available this cycle. With that said, we nevertheless anticipate a relatively stable environment for credit as the economy continues strong.

EQ/INTERMEDIATE TERM BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2005
Weighted Average Life (Years)	4.7
Weighted Average Coupon (%)	4.9
Weighted Average Modified Duration (Years)*	3.6
Weighted Average Rating	Aa2

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
Corporate Bonds	45.2%
U.S. Government and Agency	34.9
Asset Backed Securities	15.1
Foreign Government Securities	4.4
Cash and Other	0.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$994.10	$3.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	993.30	5.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	MFS Investment Management (“MFS”)*

*	Effective July 25, 2005, MFS Investment Management, Inc., replaced SSgA Funds Management, Inc. as the subadvisor of the Portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	12.98%	(1.96)%	3.79%	4.59%
MSCI EAFE Index	13.54	4.55	5.84	6.32
MSCI EAFE Growth Index	13.28	1.92	3.33	4.12

*	Date of inception 11/18/94

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.98% for the year ending December 31, 2005. The Portfolio’s benchmark, the MSCI EAFE Index, returned 13.54% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Stock selection in the Technology sector contributed to the Portfolio’s relative performance. A position in radio chip designer CSR (not a benchmark constituent) was among the top contributors over the period.

•	An underweight position in the Utilities and Communication sectors and, to a lesser extent, stock selection also boosted relative results. The Portfolio benefited from not holding some of the poor performers in the Communications sector, including France Telecom and Deutsche Telekom.

•	Stocks in other sectors that contributed to results included Japanese consumer finance firm Aeon Credit Services, U.K.-based oil company BP, venture capital firm Jafco (Japan), and South Korean microchip and electronics manufacturer Samsung Electronics (not a benchmark constituent).

•	Holding some strong performing positions which are not benchmark constituents helped relative performance. These included Japanese clothing retailer for infants and children Nishimatsuya Chain, Israeli generic drug manufacturer Teva Pharmaceutical Industries, and BanColombia.

•	During the reporting period, currency exposure was a significant contributor to the Portfolio’s relative performance.

What hurt performance during the year

•	Stock selection in Financial Services hurt relative performance over the period. Holdings in Hungarian financial services firm OTP Bank, which is not held in the benchmark, negatively affected performance. In addition, not holding several Japanese financial services stocks held back our relative performance. These included financial groups Mitsubishi UFJ, Sumitomo Mitsui, Mizuho, UFJ Holdings, and real estate company Mitsubishi Estate.

•	Elsewhere in the Portfolio, not holding Japanese technology investment firm Softbank, Australian mining company Rio Tinto, and Japanese holdings company Seven & I Holdings also hampered relative results as these stocks outperformed the benchmark.

EQ/INTERNATIONAL GROWTH PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	20.9%
Consumer Discretionary	15.6
Health Care	11.9
Information Technology	11.0
Consumer Staples	9.6
Energy	7.9
Materials	7.9
Telecommunication Services	6.7
Industrials	4.6
Utilities	1.8
Cash and Other	2.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IB
Actual	$1,000.00	$1,139.80	$7.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.67

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.31% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Janus Capital Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	7.67%	(3.89)%	(6.70)%
Portfolio – IB Shares	7.22	(4.05)	(6.84)
Russell 1000 Growth Index	5.26	(3.58)	(9.40)

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 9/1/00

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.67% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The Portfolio’s performance can be attributed in part to strong stock selection within the Health Care and Information Technology sectors. There were particularly strong pockets of growth within the Health Care sector that benefited a number of the Portfolio’s holdings in this area.

•	UnitedHealth Group, an HMO operator and insurer, was the top contributor during the period. The company has managed expenses well, aided to some degree by a deceleration in medical costs, while building revenues on an expanding member base and turning new businesses into profit centers.

•	Diversified electronics manufacturer Motorola was one of the Portfolio’s strongest performers.

•	Another positive contributor was Rio Tinto, a diversified United Kingdom-based metals and minerals mining company.

What hurt performance during the year

•	Weak spots in the Portfolio included Industrials, where a number of individual picks fell short of expectations, as did stocks in the Consumer Discretionary sector.

•	Lexmark International, a computer printer manufacturer, was the largest detractor during the year.

•	With high gasoline prices following Hurricane Katrina, consumer sentiment slumped and pulled down discretionary holdings such as cruise line operator Royal Caribbean Cruises.

•	One Consumer Discretionary laggard with minimal correlation to Katrina was adult education provider Apollo Group. Although the company reported improving enrollment numbers, the student mix skewed toward the lower-cost Western International University Axia College, which appeals to younger adults working toward a college degree, and away from the higher-cost University of Phoenix, which is geared toward professionals desiring a second degree.

Portfolio Positioning and Outlook

Going forward, we plan to focus on companies that we believe can continue to post good growth rates - even in a slower economy - as well as companies offering a limited downside regardless of macroeconomic developments.

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	26.9%
Health Care	20.5
Consumer Discretionary	17.4
Industrials	8.6
Financials	7.6
Energy	6.5
Consumer Staples	6.0
Materials	2.1
Telecommunication Services	1.5
Cash and Other	2.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,081.80	$4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,079.00	6.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO ADVISER

•	J.P. Morgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	2.50%	5.61%	5.77%
Portfolio – IB Shares	2.24	5.41	5.69
Lehman Brothers Aggregate Bond Index	2.43	5.87	6.06

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.50% for the year ending December 31, 2005. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index, returned 2.43% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Duration and curve positioning were positive contributors overall in 2005. Curve flattening trades in five-to-30- and 10-to-30-year maturities added to performance, given the flattening of the yield curve over the year.

•	An overweight to asset-backed securities (ABS) was a positive contributor as the sector experienced strong demand from a broad investor base throughout the year.

What hurt performance during the year

•	A modest overweight bias to investment-grade corporates was a detractor from performance in 2005. In particular, the sector suffered from high volatility in the first half of the year, following auto sector downgrades to General Motors and Ford.

•	An overweight position in public mortgages was a detractor from performance over the year. The sector underperformed 10-year U.S. Treasuries over 2005, following high volatility and a sharp rise in refinancing activity in the first half.

Portfolio Positioning and Outlook

In our view, we expect nominal GDP growth to be about 4.0% in the first quarter of 2006, as the groundwork is laid for increased consumer spending. We believe that the Fed funds target for January is around 4.50%, with rates reaching 4.75 to 5.00% by the summer. We favor tactical positioning over strategic allocations. We are positive but cautious on prepay-sensitive mortgage, emerging markets debt and investment-grade corporate sectors. We are cognizant of the potentially changing environment in the coming year, particularly in prospects for global growth, yield curve movements and pension reform. We are managing portfolio risk from a tactical perspective to be more responsive to the evolving macroeconomic environment.

EQ/JPMORGAN CORE BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2005
Weighted Average Life (Years)	8.1
Weighted Average Coupon (%)	6.7
Weighted Average Modified Duration (Years)*	4.3
Weighted Average Rating	AA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
U.S. Government and Agency	57.7%
Asset Backed Securities	40.5
Corporate Bonds	26.2
Commercial Paper	11.8
Foreign Government Securities	2.0
Cash and Other	(38.2)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,000.90	$2.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.74	2.50
Class IB
Actual	1,000.00	999.20	3.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.48	3.77

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.49% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO ADVISER

•	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	4.21%	2.14%	4.96%
Portfolio – IB Shares	3.94	1.97	4.96
Russell 1000 Value Index	7.05	5.28	9.40

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.21% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 7.05% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Positions in Dex Media, Wellpoint and Corning all contributed to performance for the year. Shares of Dex Media, a yellow pages company, gained in 2005 on the general health of the print yellow pages business and upside potential for online opportunities. Wellpoint, a leading health benefit company, continued to generate strong free cash flow due to a stabilized pricing cycle and lack of negative cost surprises. Shares of Corning, the leading domestic glass producer for flat panel screens, increased during the year, as demand appeared increasingly robust.

What hurt performance during the year

•	Sector-wise, insurance holdings dragged on performance the most. For instance, Willis Group was placed under a contingent commission probe by the Attorney General but eventually settled.

•	Stock-wise, Boston Scientific and Lexmark also negatively impacted performance. Medical device maker Boston Scientific faced multiple headwinds during the year, including issues with its Taxus stent, pipeline delays, patent litigation and increased competition in the drug-eluting stent space. Lexmark announced weaker-than-expected earnings due to increased pricing pressures in the printer market and weak demand for printing supplies.

Portfolio Positioning and Outlook

We still anticipate U.S. growth to decelerate in early 2006, as further Fed tightening and a slowing housing market eventually impact consumer spending, but we are not forecasting a recession. The yield curve may invert and companies may become slightly more cautious in their spending, but the U.S. economy has repeatedly shown that it is quite adaptable and likely to weather the bumps along the way to a non-inflationary expansion. We expect another positive but choppy year for U.S. equities in 2006, with returns likely in the high single digits. We also continue to believe that stocks will outperform bonds in 2006, because valuation factors remain strongly in favor of equities and a range of indicators suggest that stocks are generally inexpensive relative to both their history and to other asset classes.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	34.4%
Energy	13.5
Consumer Discretionary	11.1
Industrials	6.7
Health Care	6.5
Utilities	6.1
Telecommunication Services	5.3
Information Technology	5.0
Materials	4.7
Consumer Staples	4.6
Cash and Other	2.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,042.80	$3.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.83	3.41
Class IB
Actual	1,000.00	1,041.00	4.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.57	4.69

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.67% and 0.92%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Lazard Asset Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	4.94%	11.49%	8.51%
Portfolio – IB Shares	4.75	11.31	8.46
Russell 2000 Value Index	4.71	13.55	9.96

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.94% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 2000 Value Index, returned 4.71% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Stock selection in Transportation benefited performance, as the shares of Air Tran Holdings, a short-haul air carrier primarily serving the southeastern United States, rose based on several positive data points. Passenger traffic for the industry was stronger than expected, and Air Tran performed better than its peers.

•	Stock selection in Energy also helped returns, as Grey Wolf, which provides contract drilling for oil and gas rigs, was a sizeable contributor to the Portfolio’s results in 2005.

What hurt performance during the year

•	Stock selection in Producer Durables detracted from performance, as the shares of Tecumseh Products, a manufacturer of compressors, gasoline engines and power train equipment, declined significantly. The company’s first quarter earnings were below analysts’ expectations, due to lower sales, higher commodity and other input costs, and unfavorable exchange rates.

•	The Portfolio’s weakest sector performance was in Health Care. The sector and the Portfolio were severely impacted by the implosion at Able Labs, as well as by other names. Able, a generic drug manufacturer, recalled all of its products and ceased production after testing procedures were found to be deficient in meeting regulatory standards.

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	21.0%
Information Technology	15.8
Industrials	14.7
Consumer Discretionary	13.4
Health Care	10.5
Energy	10.3
Materials	6.7
Utilities	2.7
Consumer Staples	1.8
Telecommunication Services	0.8
Cash and Other	2.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,044.70	$4.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.27	3.97
Class IB
Actual	1,000.00	1,043.50	5.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.01	5.24

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.78% and 1.03%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Legg Mason Funds Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/05

Since Incept.*
Portfolio – IA Shares	4.80%
Portfolio – IB Shares	4.74
S&P 500 Index	2.26

*	Date of inception 10/3/05.

Returns for periods less than one year are not annualized.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.80% since inception on October 3, 2005. The Portfolio’s benchmark, the S&P 500 Index, returned 2.26% over the same period.

Portfolio Highlights

October 3, 2005 —December 31, 2005*

What helped performance during the year

•	From a sector allocation perspective, the Portfolio benefited most notably from lack of exposure to Energy, which was the worst performing sector in the benchmark.

•	As for security selection, strong gains from choices in the Information Technology sector, including Internet powerhouses Google and Yahoo and disk-drive maker Seagate Technology, boosted performance.

•	Stock picks in Health Care, including UnitedHealth Group, McKesson and Aetna, and Qwest Communications in the Telecommunication sector, also proved valuable.

What hurt performance during the year

•	Performance was penalized by underweight positions in Financial Services and Industrials and lack of exposure to Materials, the benchmark’s top three performing sectors.

•	Cyclical headwinds, including fears that higher energy prices would pinch U.S. consumer spending, caused challenges for imaging company Eastman Kodak and retailer Sears Holdings.

•	Investments in satellite television broadcaster DirecTV and videogame maker Electronic Arts were also notable detractors from performance.

*	The Portfolio commenced operations on October 3, 2005.

Portfolio Positioning and Outlook

We remain optimistic for the equity markets in 2006, and we believe their performance should well-exceed last year’s. With oil prices appearing to have peaked and the Fed nearing the end of its tightening cycle, we believe two of the major impediments to the market moving higher are now on the sidelines. With lower levels of home-equity withdrawals available to fuel consumer spending, we expect business spending to become an increasingly important driver of this year’s economic performance. Given that, we expect earnings to grow at a more moderate rate in 2006. Across the broad market segments, equity valuations appear better than they have in several years to us, and, specifically, larger cap names with “growth” characteristics appear the most attractive, causing our Portfolio to tilt in that direction. While we have not made any dramatic changes to Portfolio composition, we have adjusted holdings as we feel appropriate on the margin.

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Consumer Discretionary	31.2%
Information Technology	16.1
Health Care	15.7
Financials	14.2
Telecommunication Services	9.5
Industrials	7.4
Utilities	4.1
Cash and Other	1.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the Portfolio commenced operations on October 3, 2005, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for purposes of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,048.00	$1.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.48	3.77
Class IB
Actual	1,000.00	1,047.40	2.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

†	Portfolio commenced operations on October 3, 2005.

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the one-half year period).

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO ADVISERS

•	Mercury Advisors

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	3.03%	7.16%	6.51%	9.34%
Portfolio – IB Shares	2.76	6.82	6.11	8.65
Lehman Brothers Long Government/Credit Bond Index	5.33	8.32	7.44	10.45

*	Date of inception 3/20/85
**	Date of inception 4/29/05. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.03% for the year ending December 31, 2005. The Portfolio’s benchmark, the Lehman Brothers Long Government/Credit Bond Index, returned 5.33% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	A gradual increase in average portfolio credit quality from mid-to-low ‘AA’ to high ‘AA’ throughout the year enhanced returns as lower quality underperformed higher quality alternatives.

•	Increasing Treasury holdings relative to other high-grade sectors aided performance.

•	Dramatically increasing the number of credits in the Portfolio reduced the negative performance impact of any single widening credit.

What hurt performance during the year

•	The duration of the Portfolio spent much of the later half of the year beneath that of the benchmark. The result was less principal appreciation as interest rates declined.

•	Auto exposure early in the year served as a drag on performance.

Portfolio Positioning and Outlook

We believe we see a re-steepening of the yield curve as real economic growth continues to exceed 3% throughout 2006 and early 2007. We believe this growth will continue to lower the unemployment rate and raise capacity utilization rates, setting a foundation for increasing inflation concerns. Rising long-term rates could provide a challenging environment for bonds in coming quarters. Further, credit spreads remain tight by historic standards, limiting the amount of further performance enhancing tightening that remains available this cycle. With that said, we nevertheless anticipate a relatively stable environment for credit as the economy continues strong.

EQ/LONG TERM BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2005
Weighted Average Life (Years)	18.7
Weighted Average Coupon (%)	6.3
Weighted Average Modified Duration (Years)*	10.7
Weighted Average Rating	Aa1

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
U.S. Government and Agency	56.7%
Corporate Bonds	39.4
Asset Backed Securities	1.2
Municipal Bonds	0.3
Foreign Government and Supranational Securities	0.2
Cash and Other	2.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$976.50	$2.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.23	3.01
Class IB
Actual	1,000.00	975.40	4.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.02	4.23

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.59% and 0.83%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISERS

•	Lord Abbett & Co. LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/05

Since Incept.*
Portfolio – IA Shares	7.55%
Portfolio – IB Shares	7.38
Russell 1000 Value Index	8.91

*	Date of inception 4/29/05.

Returns for periods less than one year are not annualized.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.55% since inception on April 29, 2005. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 8.91% over the same period.

Portfolio Highlights

April 29, 2005 — December 31, 2005*

What helped performance during the year

•	Stock selection within the Materials and Processing sector contributed positively to performance during the period. Newmont Mining contributed to sector performance as gold prices reached new highs.

•	Additionally, a relative overweight within the Technology sector aided performance relative to the benchmark.

•	Finally, stock selection within the Producer Durables sector helped performance as Emerson Electric boosted its earnings forecast for 2006 based on strong product demand.

What hurt performance during the year

•	Stock selection within the Consumer Staples sector detracted from performance relative to the benchmark. Kraft Foods, Inc. was negatively affected by rising packaging costs due to high energy prices.

•	Additionally, the Portfolio’s underweight, relative to the benchmark, within the Financial Services sector detracted from performance, as large banks continued to post strong earnings.

•	Finally, the Portfolio’s underexposure to the Integrated Oils sector detracted from performance as oil prices moved higher in the first half of the year, and companies within the Integrated Oils sector benefited greatly.

*	The portfolio commenced operations on April 29, 2005.

Portfolio Positioning and Outlook

While we have been underweight Integrated Oils, we currently have a near market weight in the Other Energy (Oil Service) sector. While oil prices may decline substantially in time from current levels, we believe the oil service business will continue to prosper due to strong pricing and demand. Our continued large underweight in Financials penalized the Portfolio in the fourth quarter, yet we have added modestly to financials, primarily in insurance. We continue to be cautious of bank profits, which we feel are increasingly generated in businesses that are volatile and unsustainable. Our largest overweight sector is Health Care. We believe a gradually increasing pipeline of new drugs and an aging population will work together to make these stocks potentially more profitable in the future. Currently, we also have continued to build positions in Consumer Staples, such as foods. Our philosophy is that good investing stems from a rigorous research approach that causes us sometimes to be wary of what is popular. We seek to uncover unique opportunities where companies are under-earning relative to normal levels.

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Health Care	16.9%
Consumer Staples	16.2
Financials	14.3
Industrials	14.2
Information Technology	7.8
Materials	7.3
Energy	7.1
Telecommunication Services	4.8
Consumer Discretionary	3.8
Utilities	1.6
Investment Company	1.6
Cash and Other	4.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses
The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,061.70	$3.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,061.10	5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO ADVISERS

•	Lord Abbett & Co. LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/05

Since Incept.*
Portfolio – IA Shares	7.53%
Portfolio – IB Shares	7.36
Russell 1000 Index	10.37

*	Date of inception 4/29/05.

Returns	for periods less than one year are not annualized.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.53% since inception on April 29, 2005. The Portfolio’s benchmark, the Russell 1000 Index, returned 10.37% over the same period.

Portfolio Highlights

April 29, 2005 — December 31, 2005*

What helped performance during the year

•	Strong stock selection within the Materials and Processing sector added value to the performance of the Portfolio. Shares of Monsanto Co. continued to outperform due to its pipeline of agricultural biotech products. Newmont Mining Corp. also contributed to sector performance as gold prices reached new highs.

•	Stock selection within the Technology sector contributed to returns as well. Specifically, Motorola, Inc., which benefited from strong product sales of its Razr phones during the later part of the year, was a key contributor.

What hurt performance during the year

•	The Portfolio’s overweight within the Health Care sector and underweight within the Financial Services sector had the most significant impact on performance. In the Health Care sector, the Portfolio’s sizable exposure to pharmaceutical companies was weakened by limber prescription sales and patent challenges. The Financial Services sector was a strong performing sector on an absolute return basis, based on speculation that the Federal Reserve Board (the Fed) would refrain from raising interest rates further.

•	In addition, the Portfolio’s overweight and stock selection within the Consumer Staples sector had a negative impact on performance relative to the benchmark. In particular, shares of Kraft Foods, Inc. continued to fall due to continued concerns of higher commodity prices, which would impact the company’s profit margins.

*	The Portfolio commenced operations on April 29, 2005.

Portfolio Positioning and Outlook

We currently have an overweight in the Health Care sector due to the attractive valuations, favorable growth prospects, and improving new drug product pipelines. Moreover, the demographic trends are excellent for demand not only in the U.S. but also in most major industrial countries. At this time, we believe the underweight in Financials should stay put, reflecting our concerns about extended valuations, narrowing bank profits and over capacity in the banking industry. Our underweight in Technology should remain in place due to relatively high valuations combined with our growing fundamental concerns about over capacity and weakening profits in the sector. Overall we will seek to continue to look for companies with attractive valuations and favorable growth prospects.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Health Care	23.5%
Consumer Staples	17.7
Information Technology	12.2
Industrials	11.8
Financials	10.6
Energy	6.2
Materials	5.5
Telecommunication Services	2.8
Utilities	2.8
Consumer Discretionary	2.6
Investment Company	1.0
Cash and Other	3.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,057.40	$3.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,055.70	5.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISERS

•	Lord Abbett & Co. LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/05

Since Incept.*
Portfolio – IA Shares	13.82%
Portfolio – IB Shares	13.63
Russell Mid Cap Value Index	14.81

*	Date of inception 4/29/05.

Returns for periods less than one year are not annualized.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 13.82% since inception on April 29, 2005. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned 14.81% over the same period.

Portfolio Highlights

April 29, 2005 — December 31, 2005*

What helped performance during the year

•	The Portfolio performance was primarily driven by stock selection and an overweight position within the strong performing Other Energy sector and by stock selection within the Health Care sector. Within the Other Energy sector, EOG Resources, Inc., a natural gas exploration company, performed well during the period, exceeding analysts’ earnings expectations as a result of strong pricing gains and higher production.

•	Within the Pharmaceuticals industry, the Portfolio benefited relative to the benchmark as King Pharmaceuticals exceeded analysts’ earnings expectations. The company announced resolution of an excessive inventory situation that had had a dampening effect on sales.

What hurt performance during the year

•	Performance was hindered relative to the benchmark by stock selection and an overweight position within the Consumer Discretionary sector and by stock selection within the Transportation sector.

•	Share prices of Interpublic Group Co., an advertising and marketing services company, declined following the announcement of lower than expected quarterly earnings.

•	Dana Corp., an auto parts manufacturer, was also a drag on the Portfolio as it indicated it will be restating certain of its financials due to improper accounting practices.

*	The Portfolio commenced operations on April 29, 2005.

Portfolio Positioning and Outlook

Based on our research contacts with companies, we expect the industrial segment of the economy to continue with above average growth. We believe that many of our Portfolio companies in these areas will see margin recovery this year as input cost increases moderate while the beneficial effects of their own price increases are realized. For selected companies in the Telecommunications and Media areas, we believe the protracted period of overcapacity, sub-par growth and below average profitability may be ending. We have added stocks with company specific catalysts and attractive valuations that appear to us to be in the early stages of profitability recoveries.

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Consumer Discretionary	19.5%
Materials	16.0
Financials	13.3
Information Technology	11.6
Industrials	9.2
Utilities	7.6
Health Care	6.5
Energy	6.1
Consumer Staples	3.8
Telecommunication Services	3.3
Cash and Other	3.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,061.70	$4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,061.00	5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO ADVISER

•	Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	Since Incept.
Portfolio – IA Shares	10.98%	11.68	%*
Portfolio – IB Shares	10.65	11.71	**
Russell 1000 Growth Index	5.26	1.90	**

*	Date of inception 10/2/02

**	Date of inception 8/31/01

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 10.98% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Health Care was a major area of emphasis for the Portfolio throughout the year, and the Portfolio benefited from stock selection within the sector. The two largest positive contributors to the Portfolio’s performance were biotechnology firm Genentech and health services provider UnitedHealth Group. In addition, a position in implantable biomedical device manufacturer Medtronic benefited the Portfolio.

•	The Portfolio’s Information Technology holdings were also significant performance contributors. Internet services company Google was among the top performing positions of the Portfolio. Apple Computer also had a positive impact on performance for the year.

•	Another area of strength was stock selection and an overweighted posture in the Diversified Financials industry. Chicago Mercantile Exchange, Goldman Sachs Group, and UBS AG combined to benefit performance. The Portfolio’s overweighted posture in the industry enhanced performance as the Diversified Financials industry was one of the top performing industry groups for the benchmark.

•	A select holding in the Utilities sector, TXU Corp., also contributed significantly to performance for the time period.

What hurt performance during the year

•	Energy was the strongest performing area of the benchmark. The Portfolio had little exposure to Energy, which was a significant detractor from performance during the year. In addition, the Portfolio’s position in Exxon Mobil was a material detractor from performance results.

•	Select holdings in the Consumer Discretionary sector hurt performance results for the year. Retailer eBay was the largest individual detractor from performance. In addition, Consumer Services positions such as Wynn Resorts, Royal Caribbean Cruise Lines, and Four Seasons Hotel negatively impacted performance.

Portfolio Positioning and Outlook

As of December 31, 2005, the Portfolio’s economic sector allocations emphasized Health Care, Consumer Discretionary, Financials, Industrials, and Information Technology companies. As of year-end, the Portfolio had little or no exposure in areas such as Utilities, Materials and Telecommunication Services.

EQ/MARSICO FOCUS PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Health Care	21.3%
Financials	19.7
Consumer Discretionary	19.2
Industrials	15.3
Information Technology	15.0
Consumer Staples	4.9
Energy	3.0
Materials	0.8
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,121.80	$4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,120.10	6.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Mercury Advisors

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	3.19%	5.78%	9.95%
Portfolio – IB Shares	2.99	5.60	9.98
Russell 1000 Value Index	7.05	5.28	9.40

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.19% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 7.05% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Stock selection in Energy, Health Care, Financials and Telecommunication Services benefited the performance versus the benchmark for the year.

•	Overweights in Industrials, Materials and Consumer Staples had a modest positive impact on the relative return.

•	The top five stocks that helped performance during the year were GlobalSantaFe Corp. (Energy), Diamond Offshore Drilling, Inc. (Energy), LSI Logic Corp. (Information Technology), St. Paul Travelers Companies, Inc. (Financials) and Motorola, Inc. (Information Technology).

What hurt performance during the year

•	Security selection in the Consumer Discretionary, Consumer Staples, Materials and Information Technology sectors hindered the relative return.

•	An overweight in Consumer Discretionary stocks and underweights in Utilities and Energy detracted from the relative return.

•	The top stocks detracting from performance during the year were Unisys Corp. (Information Technology), Interpublic Group of Cos. (Consumer Discretionary), Comcast Corp. (Consumer Discretionary), Borland Software Corp. (Information Technology) and Gap, Inc. (Consumer Discretionary).

Portfolio Positioning and Outlook

We believe that the Fed is close to the end of its cycle of raising short-term interest rates. In 2005, the market faced continued Fed rate hikes, budget and trade deficits, escalating energy prices, and a devastating hurricane season. Nonetheless, the economy continued to grow at a rate of more than 3% and corporate earnings remained robust. During the period of rising rates, concerns of an economic slowdown have led to what we feel are attractive valuations in economically sensitive stocks. Currently, we have positioned the Portfolio with overweights versus the benchmark in Materials, Information Technology and Industrial stocks because we do not believe the slowdown will lead to a recession. We also have increased the Portfolio’s exposure to Financials because we believe the group will perform better once the Fed is done.

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	27.5%
Consumer Discretionary	11.9
Information Technology	11.8
Industrials	11.7
Health Care	8.2
Energy	8.0
Consumer Staples	6.8
Materials	6.2
Telecommunication Services	4.8
Cash and Other	3.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,063.10	$3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.16
Class IB
Actual	1,000.00	1,062.40	4.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.62% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO ADVISER

•	Merrill Lynch Investment Managers International Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	11.07%	2.65%	8.76%
Portfolio – IB Shares	10.79	2.46	8.80
MSCI EAFE Index	13.54	4.55	6.17

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.07% for the year ending December 31, 2005. The Portfolio’s benchmark, the MSCI EAFE Index, returned 13.54% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The performance versus the benchmark benefited from good security selection in Germany, Italy, France and Sweden. Holdings in the Capital Goods, Banking, Energy, and Capital Goods & Supplies sectors also enhanced the relative return.

•	The Portfolio’s underweight in the UK, overweight in Norway, and the absence of a position in Hong Kong contributed positively to the comparative performance. On a sector level, the relative return benefited from an overweight in Diversified Financials and the absence of a position in Media Stocks.

•	The top five stocks that helped performance during the year were Mitsubishi UFJ Financial Group Inc. (Financials), BAE Systems PLC (Industrials), Statoil ASA (Energy), RWE AG (Energy) and Toyota Motor Corp. (Consumer Discretionary).

What hurt performance during the year

•	Adverse stock selection in Japan was the primary detractor from the relative performance.

•	Security selection in the UK and Belgium, and in the Food & Staples Retailing, Materials and Retailing sectors also had a somewhat negative impact on the performance versus the benchmark.

•	An above-benchmark allocation in Italy and a small position in South Korea, which is not represented in the benchmark, modestly hindered the comparative performance for the year.

•	Regarding sector allocation, an underweight in Materials and overweights in Telecommunication Services and Utilities had a slightly negative effect on the relative return.

•	The top stocks detracting from performance during the year were NTT DoCoMo Inc. (Telecommunication Services), Belgacom SA (Telecommunication Services), Vodafone Group PLC (Telecommunication Services), Royal Bank of Scotland Group PLC (Financials) and Agfa-Gevaert NV (Consumer Discretionary).

Portfolio Positioning and Outlook

The Portfolio currently is overweight versus the benchmark in Banks, Diversified Financials, Utilities, and Insurance. There are underweights in Pharmaceutical Companies, Materials, and Food, Beverages & Tobacco companies. We maintain our strategy of investing in stocks that we believe have relatively low valuations.

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	39.2%
Energy	10.1
Industrials	9.6
Consumer Discretionary	9.4
Utilities	8.3
Consumer Staples	7.1
Telecommunication Services	6.6
Information Technology	5.3
Health Care	1.1
Cash and Other	3.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,123.00	$5.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,121.90	6.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO ADVISER

•	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	9.38%	(6.97)%	5.68%
Portfolio – IB Shares	9.00	(7.21)	5.55
Russell 3000 Growth Index	5.17	(3.15)	4.46

*	Date of inception 11/28/98

**	Date of inception 5/1/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 9.38% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 3000 Growth Index, returned 5.17% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Over the period, stock selection in the Financial Services, Health Care, and Technology sectors boosted results. In Financial Services, investment management firm Legg Mason and commodities exchange Chicago Mercantile Exchange were among the top contributors to relative performance. In Health Care, biotech firm Gilead Sciences aided relative returns over the period. In Technology, holdings in Internet search engine Google, maker of flash memory storage products Sandisk, and South Korean microchip and electronics manufacturer Samsung Electronics (not a benchmark constituent) proved beneficial to relative performance. Not holding the weak-performing International Business Machines (IBM) also helped relative results.

•	The Portfolio’s overweighted position in the Utilities and Communication sector also bolstered results as the sector outperformed the overall benchmark. Broadcast and communications operator American Tower and Latin American wireless communications company America Movil (not a benchmark constituent) were among the Portfolio’s top relative performers.

•	Other individual contributors to performance included drilling rig operator GlobalSantaFe, which is not held in the benchmark, and media image provider Getty Images.

What hurt performance during the year

•	Stock selection and, to a lesser extent, an overweighted position in the Leisure sector detracted from relative performance. Video games maker Electronic Arts was among the Portfolio’s top detractors over the period.

•	Stock selection in the Industrial Goods & Services and Autos & Housing sectors also held back results. No individual stocks in the Industrial Goods & Services sector were among the top detractors. In Autos & Housing, sleep products manufacturer Tempur-Pedic dampened relative performance.

•	An overweighted position in the Special Products & Services sector hampered performance as the sector underperformed the benchmark.

•	Although the Technology, Health Care, and Retailing sectors yielded positive relative performance, several individual stocks in these sectors detracted from results. In Technology, positions in network security software company Symantec and software provider Mercury Interactive hurt returns. In Health Care, dermatological treatment company Medicis and biotech firm ImClone negatively affected relative performance. Positioning in Genetech and Health Care service provider UnitedHealth Group also hindered relative results. Additionally, not holding pharmaceutical company Pfizer proved disappointing as the stock performed better than the overall benchmark during the period. In Retailing, discount store Family Dollar hindered relative results.

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	32.0%
Health Care	22.4
Consumer Discretionary	14.0
Financials	9.6
Energy	6.2
Telecommunication Services	4.9
Industrials	3.9
Consumer Staples	3.1
Materials	0.9
Cash and Other	3.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,110.50	$3.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.62
Class IB
Actual	1,000.00	1,108.60	5.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.37	4.89

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO ADVISER

•	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	7.46%	(0.48)%	0.70%
Portfolio – IB Shares	7.18	(0.66)	0.62
S&P 500 Index	4.91	0.54	1.77

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/99

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 7.46% for the year ending December 31, 2005. The Portfolio’s benchmark, the S&P 500 Index, returned 4.91% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The Energy, Financial Services, and Health Care sectors were the top contributors to performance relative to the benchmark. Stock selection played the major role in these sectors’ relative performance.

•	In the Energy sector, oilfield services provider Halliburton, energy exploration and production company EOG Resources, offshore drilling firm Noble Corp, Canadian energy producer EnCana, which is not a constituent of the benchmark, and offshore drilling contractor Transocean were all strong contributors.

•	Holdings in investment management firm Legg Mason, which is not a constituent of the benchmark, boosted relative results in the Financial Services sector.

•	In the Health Care sector, biotech firm Gilead Sciences and Swiss pharmaceutical company Roche Holding, which is not a constituent of the benchmark, aided relative performance as both stocks outperformed the benchmark over the period.

•	Individual stocks in other sectors that contributed to relative results included agrichemical products company Monsanto and computer manufacturer Apple Computer.

What hurt performance during the year

•	Relative to the Portfolio’s benchmark, Utilities & Communications, Transportation, and Special Products & Services were the Portfolio’s top detracting sectors over the period. Stock selection in the Utilities & Communications sector held back relative performance with wireless service provider Vodafone Group, which is not a constituent of the benchmark, among the Portfolio’s top detractors.

•	An underweighted position in Transportation and stock selection in the Special Products & Services sector also hindered relative returns. No individual stocks within either sector were among the Portfolio’s top detractors.

•	Although stock selection in the Health Care sector contributed to overall results, several individual stocks held back relative performance including health care products manufacturer Abbott Laboratories and orthopedic products marketer Zimmer Holdings.

•	Stocks in other sectors that hurt relative results included manufacturing conglomerate Tyco International, software games developer Electronic Arts, home improvement products maker Masco Corp, and beauty supply company Avon Products. Elsewhere, direct-sale computer vendor Dell and enterprise software giant Oracle held back returns. Not holding strong-performing oil and gas giant ExxonMobil also dampened investment performance.

EQ/MFS INVESTORS TRUST PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	17.4%
Financials	16.9
Health Care	16.9
Consumer Staples	11.0
Industrials	10.8
Energy	9.9
Consumer Discretionary	9.6
Materials	2.9
Telecommunication Services	1.9
Utilities	1.3
Cash and Other	1.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,077.90	$3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,077.40	4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO ADVISER

•	Dreyfus Corporation***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	2.85%	2.00%	3.72%	5.89%
Portfolio – IB Shares**	2.65	1.76	3.46	5.64
3-Month Treasury Bill	3.07	2.34	3.85	6.10

*	Date of inception 7/13/81

**	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.85% for the year ending December 31, 2005. The Portfolio’s benchmark, the 3-Month Treasury Bill Index, returned 3.07% over the same period.

***	Effective June 16, 2005, The Dreyfus Corporation replaced Alliance Capital Management L.P. as subadviser of the Portfolio.

Portfolio Highlights

For the year ending December 31, 2005.

The Portfolio was managed during the period to take advantage of higher rates that were expected to occur due to the continued Federal Reserve tightening of monetary policy. The Portfolio was structured to capture incremental yields out along the yield curve, keeping in mind upcoming Federal Reserve meeting dates and the need to maintain appropriate levels of liquidity. In addition, positions were maintained in floating rate securities that are expected to benefit the Portfolio as rates increase and these instruments reset at higher levels.

Portfolio Positioning and Outlook

The Fed has tightened the overnight federal funds rate at every meeting since June of 2004. The level of uncertainty regarding the outcome of future Fed meetings is the highest since the tightening process began. The Fed’s own minutes reflect the expectation that while further rate hikes would probably be necessary, any future moves would be much more dependent on incoming economic data. The likelihood is that the Fed continues to raise rates during the first part of 2006. The Portfolio’s current structure is designed to provide a competitive return while maintaining the flexibility to take advantage of possible further Fed rate hikes. We will closely monitor incoming economic data and stand ready to adjust the Portfolio’s strategy as conditions warrant.

EQ/MONEY MARKET PORTFOLIO

Maturity Weightings As of December 31, 2005
1-30 days	69.7%
31-60 days	16.8
61-90 days	13.5

100.0%

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
Commercial Paper	59.0%
Government Securities	23.6
Time Deposit	11.9
Certificates of Deposit	3.5
Corporate Bonds	1.7
Cash and Other	0.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,016.60	$1.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.24	1.99
Class IB
Actual	1,000.00	1,015.60	3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.26

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.39% and 0.64%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	5.71%	(2.86)%	0.63%
Portfolio – IB Shares	5.43	(2.92)	0.60
Russell 1000 Growth Index	5.26	(3.58)	(0.90)

*	Investment operations commenced with respect to Class IA shares on December 13, 2004. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.71% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	A significant overweight in the Energy sector was the largest contributor to performance from a sector allocation perspective.

•	Stock selection in the Consumer Staples sector, particularly Gillette Co. and Pepsico Inc., was additive to performance for the year.

•	Stock selection in the Consumer Discretionary sector, particularly McDonald’s Corp. and eBay Inc., was also additive.

What hurt performance during the year

•	Stock selection in the Information Technology sector, specifically Maxim Integrated Products, Oracle Corp., and Juniper Networks, was not additive to performance.

•	Performance of securities in the Industrial sector subtracted value, with the largest negative contribution from United Parcel Service.

Portfolio Positioning and Outlook

As we enter 2006, we continue to expect the stock market to be range bound and increasingly volatile. We still think interest rates and a more challenging corporate profit environment will contribute to increased stock market volatility, particularly during the first half of 2006. By the middle of the year, we believe the Federal Reserve Board will have stopped raising interest rates, which could set the stage for a stronger stock market environment in 2007 and 2008. We continue to be optimistic about high-quality large-cap growth stocks that have the ability to produce earnings growth and that are selling at reasonable valuations. Intrinsic value has continued to build in these types of stocks and we believe the Portfolio is positioned properly to benefit our clients.

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Health Care	22.8%
Consumer Discretionary	15.8
Energy	15.0
Information Technology	14.0
Consumer Staples	13.5
Industrials	10.8
Financials	4.7
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,063.80	$4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.07	4.18
Class IB
Actual	1,000.00	1,063.20	5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.45

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.82% and 1.07%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO ADVISERS

•	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	Since Incept.*
Portfolio – IB Shares	0.77%	4.63%
Lehman Brothers U.S. TIPS Index	2.84	8.98
Lehman Brothers U.S. Universal Index†	2.72	5.71

*	Date of inception 1/24/02

†	In 2005, the Investment Manager revised the Portfolio’s market index to be the Lehman Brothers U.S. TIPS Index, which more closely reflects the market sectors in which the portfolio invests.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.77% for the year ending December 31, 2005. The Portfolio’s benchmark, the Lehman Brothers U.S. TIPS Index, returned 2.84% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Performance benefited from a neutral to overweight treasury-inflation protected securities (TIPS) position, as TIPS outpaced like duration nominal bonds for the full year.

•	Modest exposure to longer maturity nominal bonds, as the nominal yield curve continuing to flatten, added to performance.

•	A tactical allocation to U.K. nominal bonds helped performance as U.K. yields declined on the back of slower economic growth.

•	Emerging market bonds were also additive, as investors continued to be drawn to their improving credit fundamentals.

•	Exposure to Municipal bonds, which have a stable retail investor base and tend to outperform Treasuries when rates rise, contributed to performance.

What hurt performance during the year

•	An above-index duration detracted from performance, as rates rose.

•	A modest overweight to shorter maturity inflation-linked bonds for much of the period was detrimental, as the yield curve continued to flatten.

•	Exposure to corporate bonds, which under-performed U.S. Treasuries, subtracted from performance.

•	Also subtracting were mortgage bond holdings, as mortgages lagged comparable maturity U.S. Treasuries.

•	Currency exposure to the yen and euro had a negative impact, as relatively high U.S. rates supported the dollar.

Portfolio Positioning and Outlook

We expect the U.S. economy to grow more slowly over the next year as the housing market cools and consumer spending grows more in line with incomes. In our opinion, the Federal Reserve should stop tightening early in 2006, and yields on 1-5 year nominal Treasuries possibly could fall as much as 100 basis points this year as markets anticipate the start of Fed easing. Our exposures focus mainly on the U.S., where we see better value at present. The current Portfolio strategy is 1) targeting duration moderately above the benchmark as we believe slower growth will create downward pressure on interest rates; 2) focusing on short to intermediate maturities, which we think might outperform as bond markets expect the start of a Fed easing cycle; 3) holding municipal bonds as insurance against rates moving higher; 4) retaining an emphasis on mortgages, especially high quality agency-backed issues; 5) holding only modest corporate positions, as credit premiums remain near historic lows and defaults could rise as the economy cools; 6) favoring U.S. bonds over Eurozone issues as the European Central Bank has begun to tighten; and 7) owning emerging market bonds, where we believe credit fundamentals might continue to improve and valuations remain attractive compared to other higher yielding alternatives.

EQ/PIMCO REAL RETURN PORTFOLIO

Portfolio Characteristics As of December 31, 2005
Weighted Average Life (Years)	9.3
Weighted Average Coupon (%)	4.3
Weighted Average Modified Duration (Years)*	6.9
Weighted Average Rating	AAA

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
U.S. Government and Agency	107.2%
Commercial Paper	46.2
Asset-Backed and Mortgage-Backed Securities	10.5
Corporate Bonds	3.4
Foreign Government Securities	1.3
Municipal Securities	0.4
Cash and Other	(69.0)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IB
Actual	$1,000.00	$995.40	$3.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO ADVISER

•	Mercury Advisors

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	Since Incept.**
Portfolio – IA Shares	1.54%	1.64%
Portfolio – IB Shares*	1.38	1.58
Lehman Brothers 1-3 Year Government/Credit Index	1.77	1.72

*	Date of inception 5/1/03

**	Date of inception 6/9/05. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.38% for the year ending December 31, 2005. The Portfolio’s benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, returned 1.77% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	A Portfolio duration neutral to or lower than the benchmark throughout most of the year enhanced Portfolio performance.

•	A significant overweight in collateralized securities throughout the year enhanced Portfolio performance.

•	A meaningful overweight in ‘A’ and ‘BBB’ rated securities relative to the benchmark enhanced performance this year.

What hurt performance during the year

•	A large allocation to the government sectors in the first half of the year reduced performance.

•	A meaningful overweight to the higher end of the investment grade credit quality spectrum ‘AAA’ negatively affected Portfolio performance.

Portfolio Positioning and Outlook

Early in the expansionary phase of the business cycle corporate debt offers considerably more yield than government alternatives. At this stage, four years into the expansion, we believe limited opportunity remains for enhanced performance from significant credit spread tightening. Nevertheless, the Portfolio is currently overweight corporate debt to take advantage of the higher yield as we expect credit quality to remain level for some time. While we anticipate periodic, shallow bouts of credit spread widening, their impact on a short duration portfolio likely should be minimal. Our challenge is to properly identify the economic cycle’s approach to the peak phase and implement the necessary protective strategies before a downturn.

EQ/SHORT DURATION BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2005
Weighted Average Life (Years)	1.9
Weighted Average Coupon (%)	4.5
Weighted Average Modified Duration (Years)*	1.7
Weighted Average Rating	Aa2

*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/05	% of Net Assets
U.S. Government and Agency	39.0%
Corporate Bonds	31.5
Asset Backed Securities	24.9
Foreign Governments	1.0
Cash and Other	3.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,003.20	$2.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04
Class IB
Actual	1,000.00	1,002.70	3.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.40 % and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO ADVISER

•	Alliance Capital Management L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	4.50%	7.85%	6.31%
Portfolio – IB Shares	4.24	7.64	6.43
Russell 2000 Index	4.55	8.22	6.87

*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 1/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.50% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 2000 Index, returned 4.55% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The sectors that contributed the most for the one-year period ended December 31, 2005 were Energy, Health Care, Materials & Processing, Utilities and REITs.

•	The top performing stocks in the benchmark for the year were Intuitive Surgical, Amylin Pharmaceutical, Vertex Pharmaceutical, Southwestern Energy and Frontier Oil.

What hurt performance during the year

•	The sectors that detracted the most for the one-year period ended December 31, 2005 were Technology, Auto & Transportation, Consumer Staples and Consumer Discretionary.

•	The most negative performing stocks in the benchmark for the year were Calpine, First Bancorp, Taser International, Blockbuster and Brocade Comm.

Portfolio Positioning and Outlook

The Portfolio will strive to meet its performance objective by approximating the investment return of the underlying benchmark, the Russell 2000 Index. The annual Russell reconstitution was efficiently completed in early July 2005 and has contributed positively to the Portfolio.

EQ/SMALL COMPANY INDEX PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	21.0%
Information Technology	18.4
Industrials	15.3
Consumer Discretionary	13.9
Health Care	12.4
Energy	5.9
Materials	4.9
Consumer Staples	2.8
Utilities	2.5
Telecommunication Services	1.4
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,057.80	$1.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.59	1.63
Class IB
Actual	1,000.00	1,056.90	2.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.33	2.91

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.32% and 0.57%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/TCW EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	TCW Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	3.95%	0.68%	6.97%	10.57%
Russell 1000 Growth Index	5.26	(3.58)	6.73	10.64

*	Date of inception 8/1/88

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.95% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned 5.26% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	During much of 2005, the market significantly increased its valuation of Genentech due to the success of a unique cancer fighting product called Avastin. Genentech’s valuation was also enhanced by success with other products in the cancer market that are likely to generate long-term value for patients and shareholders alike.

What hurt performance during the year

•	Investor sentiment toward eBay turned negative early in the year following announcements of increased investments and a slowdown in growth in certain markets.

Portfolio Positioning and Outlook

As we view the investment landscape, we are struck by the challenges facing some businesses and the remarkable opportunities that face others. While we view our competitive advantage as being more a function of micro-economic analysis than macro-economic analysis, we remain encouraged by the medley of healthy growth, high economic returns, and attractive valuations we see in many sectors of the economy. We’ve always believed that to beat the market you must be different from it in a way that is both meaningful and intelligent. We continue to view our focus on outlier business models, longer holding periods, and fewer but more concentrated investments as key differentiators of our Portfolio and a source of long-term advantage for our clients.

EQ/TCW EQUITY PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Information Technology	38.9%
Consumer Discretionary	21.6
Financials	18.7
Health Care	12.4
Industrials	4.8
Consumer Staples	2.0
Cash and Other	1.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IB
Actual	$1,000.00	$1,104.50	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.70

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.12% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISER

•	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.*
Portfolio – IB Shares	8.98%	0.55%	3.52%
Russell 1000 Index	6.27	1.07	3.08

*	Date of inception 12/1/98

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.98% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 1000 Index, returned 6.27% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	The Portfolio’s substantial underweight position in the computer hardware sector - and IBM in particular, which the Portfolio did not hold - had the most significant positive impact on relative performance.

•	The Portfolio’s holdings in construction and real property helped performance, as the housing market remained strong.

•	The Portfolio’s grocery store holdings also had a positive impact on performance.

What hurt performance during the year

•	The Energy Reserves sector was the most significant detractor from performance on a relative basis, due to the Portfolio’s underweight position there.

•	Equity real estate investment trusts (REITs) also detracted from performance, despite the Portfolio’s underweight position.

•	Finally, a position in entertainment companies also had a negative impact on returns.

Portfolio Positioning and Outlook

While the economy’s growth is slowing (but still strong), the market in general seems to believe the Fed may have established an implicit cap of 4.5% for short term rates, after raising rates twice in the fourth quarter to bring the federal funds rate to 4.25%. In addition, housing is holding up, staving off concerns, at least for the near term, of the bursting of the much discussed “housing bubble.” At the Portfolio level, we continue to view oil prices as unsustainably high given the underlying supply and demand fundamentals. We are currently underweight in the Energy sector. We believe Materials similarly suffer from unsustainable trading multiples, especially after the run-up in that sector in recent months. We believe that to add value, it is important for us to be highly selective within individual sectors. For example, within the Financials sector, we continue to favor companies with diversified exposure to markets and the positive M&A trend versus regional US banks, which we feel already carry a significant premium and are looking expensive at current levels. We believe we will be rewarded for capital market exposure. Within Health Care, with the exception of large-cap pharmaceutical companies with high levels of geriatric exposure, we continue to find attractive opportunities. We believe the 2006 Medicare prescription drug benefit program rollout will create significant price pressure for some Health Care companies, but notable opportunities for pharmacy benefit managers.

EQ/UBS GROWTH AND INCOME PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	24.3%
Health Care	20.9
Consumer Discretionary	12.4
Information Technology	11.3
Industrials	10.7
Utilities	5.8
Consumer Staples	4.2
Telecommunication Services	4.1
Energy	4.0
Cash and Other	2.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IB
Actual	$1,000.00	$1,072.40	$5.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/05

Since Incept.*
Portfolio – IA Shares	5.37%
Portfolio – IB Shares	5.20
Russell 1000 Value Index	8.91

*	Date of inception 4/29/05.

Returns for periods less than one year are not annualized.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.37% since inception on April 29, 2005. The Portfolio’s benchmark, the Russell 1000 Value Index, returned 8.91% over the same period.

Portfolio Highlights

April 29, 2005 — December 31, 2005*

What helped performance during the year

•	For the period ended December 31, 2005, stock selection and the resulting overweight in Materials added the most to performance relative to the benchmark. Materials stocks had been beaten down substantially in the market but toward the end of the period, a retreat in energy prices and favorable consolidation news helped improve investors’ outlooks for Materials stocks.

•	Energy stocks were another significant positive contributor to the Portfolio’s relative return. The Energy sector continued to lead the market, as high commodity prices drove very strong performance within the group.

What hurt performance during the year

•	The largest detractor from the Portfolio’s performance, relative to the benchmark, was its weighting in the Telecommunication Services sector. Industry consolidation, management issues and changing business models plagued the group.

•	Information Technology was another area of weakness for the Portfolio relative to the benchmark.

•	The Portfolio’s holdings in the Consumer Discretionary sector underperformed the benchmark’s Consumer Discretionary group.

*	The Portfolio commenced operations on April 29, 2005

Portfolio Positioning and Outlook

Although we feel the market has not presented abundant compelling value opportunities lately, we maintain our focus on bottom-up selection of stocks with reasonable valuations relative to our assessment of fair value. The Portfolio’s positioning remained largely unchanged throughout the period and going into the new year. Notable overweights relative to the benchmark were in Pharmaceuticals and Telecommunication Services, while Energy and Industrials continued to be relative underweights.

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	24.9%
Health Care	17.4
Consumer Discretionary	11.5
Consumer Staples	11.4
Telecommunication Services	9.5
Materials	9.4
Information Technology	5.2
Utilities	1.5
Industrials	0.6
Energy	0.4
Cash and Other	8.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,051.60	$3.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,049.90	5.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/05

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	33.04%	18.14%	5.31%
Portfolio – IB Shares**	32.84	17.97	5.48
MSCI Emerging Markets Free (Gross Dividends) Index	34.54	19.44	7.13

*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**	Date of inception 8/20/97

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 33.04% for the year ending December 31, 2005. The Portfolio’s benchmark, the MSCI Emerging Markets Free (Gross Dividends) Index, returned 34.54% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Relative to the benchmark, overall country allocation contributed favorably to performance.

•	Other strong contributors to performance included overweights to Russia and Egypt, and an underweight to Taiwan.

•	Stock selection in South Korea and Taiwan also helped performance.

What hurt performance during the year

•	Overall stock selection detracted from performance relative to the benchmark.

•	Underweighting Energy companies in China, South Africa and Russia was a drag on relative returns.

•	Underweighting South Korea, a country which posted a significant gain during the year, hurt performance.

Portfolio Positioning and Outlook

As of year end, we are overweight Latin America as well as Europe, Middle East and Africa, and underweight Asia. The Portfolio is focused on Russia, Mexico, Brazil, Turkey and Poland and is underweight South Korea, Taiwan, Israel, Malaysia and China. Moreover, in our view, the Portfolio is poised for secular growth with overweights in Consumer Staples, Consumer Discretionary and Wireless Telecommunications.

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Financials	18.9%
Consumer Discretionary	13.5
Consumer Staples	11.4
Energy	11.4
Information Technology	11.2
Industrials	9.0
Telecommunication Services	8.7
Materials	6.6
Utilities	3.1
Health Care	1.9
Cash and Other	4.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,262.70	$8.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.39	7.88
Class IB
Actual	1,000.00	1,260.70	10.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.13	9.15

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.55% and 1.80%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

•	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/05

Since Incept.*
Portfolio – IA Shares	25.10%
Portfolio – IB Shares	24.80
Russell Mid Cap Growth Index	18.70

*	Date of inception 4/29/05.

Returns for periods less than one year are not annualized.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 25.10% since inception on April 29, 2005. The Portfolio’s benchmark, the Russell Mid Cap Growth Index, returned 18.70% over the same period.

Portfolio Highlights

April 29, 2005 — December 31, 2005*

What helped performance during the year

•	For the period ended December 31, 2005, stock selection within the Utilities, Financial Services and Energy sectors contributed most significantly to the Portfolio’s relative performance versus the benchmark.

•	Within the Utilities sector, stock selection in the wireless companies and gas distributors industries was especially advantageous.

•	Diversified financial services, securities brokerage companies and miscellaneous financials drove the Portfolio’s gains in its Financial Services holdings.

•	Among its Energy holdings, the Portfolio’s exposure to the crude oil producers industry was a boon to performance.

What hurt performance during the year

•	Health Care stocks were the primary area of weakness for the Portfolio. Positions in drugs and pharmaceuticals, biotechnology research and production, and health care services detracted from overall performance.

•	A large sector overweight in the Consumer Discretionary sector was disadvantageous, as was a sector underweight in the Technology sector.

•	Although the Portfolio’s Energy holdings performed strongly, an underweight to the Energy sector versus the benchmark limited upside potential.

*	The Portfolio commenced operations on April 29, 2005.

Portfolio Positioning and Outlook

As of the close of the period, Consumer Discretionary, Health Care and Technology represented the largest sector weightings in the Portfolio. Relative to the benchmark, the Portfolio is overweighted in Consumer Discretionary stocks and underweighted in Health Care and Technology stocks. Our goal is to hold a Portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We favor companies that we think have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Consumer Discretionary	29.8%
Industrials	20.7
Information Technology	13.2
Financials	10.7
Energy	7.7
Telecommunication Services	5.9
Health Care	5.2
Consumer Staples	1.5
Utilities	1.0
Materials	0.9
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,140.40	$4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,137.60	5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

PORTFOLIO ADVISER

•	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/05

	1 Year	Since Incept.*
Portfolio – IA Shares	5.92%	16.62%
Portfolio – IB Shares	5.75	16.39
Russell 2000 Growth Index	4.15	13.65

*	Date of inception 10/1/04.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.92% for the year ending December 31, 2005. The Portfolio’s benchmark, the Russell 2000 Growth Index, returned 4.15% over the same period.

Portfolio Highlights

For the year ending December 31, 2005

What helped performance during the year

•	Financial stocks were some of the top contributors to the year’s performance, despite an underweighting in the sector. The best performer in this group was CB Richard Ellis, a commercial real estate services firm.

•	Consumer stocks performed well this year and managed posting strongly positive absolute returns despite a down return for the market sector.

•	Telecommunication Services stock NII Holdings, which provides Nextel branded wireless service in several Latin American countries, reported excellent results. Telecommunication Services has been an area of positive performance for the Portfolio for several quarters, and Ubiquitel, a Sprint affiliate, was an impressive stock throughout the year.

•	Industrials provided good returns during the year and the Portfolio’s overweight position combined with good stock selection to make this a good performing sector for the Portfolio. Gardner Denver, a manufacturer of compressors, pumps, and other fluid handling products, posted good results throughout.

What hurt performance during the year

•	The Portfolio entered 2005 underweight Energy, which hurt performance for much of the year given that Energy was such a strong performing group.

•	Health Care stock selection in the Portfolio was weak and underperformed the sector. Eyetech Corporation, which has a treatment for macular degeneration, underperformed as a competitor released a drug with dramatically better results in clinical trials.

•	In the Information Technology sector, the largest sector in the benchmark, returns were negative in general for the year. The Portfolio’s returns were also negative for the sector, but in line with the market.

•	Marvel Entertainment, a comic book character entertainment company, performed poorly because the company provided disappointing earnings guidance for 2006.

•	Navigant Consulting, a specialized consultant focused on certain industry groups like litigation support, financial services, and health care, experienced a fall-off in utilization, which lowered earnings growth prospects.

Portfolio Positioning and Outlook

We believe the headwinds confronting equity investors in 2006 are primarily higher energy prices and higher interest rates. The economy demonstrated it could grow at reasonable rates with energy prices at existing levels, so we don’t view the current energy price levels as a significant headwind to corporate profits. Investors are more concerned about interest rates than any other variable. Historical evidence as well as recent trading suggests equity multiples expand when the Fed stops raising rates, which should occur this year, in our opinion. The central component to our particular investment style has been individual company fundamentals, and from our conversations with company management teams, current earnings expectations are constructive. We currently own more companies serving businesses rather than consumers, but the Portfolio is broadly diversified across the economic spectrum.

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

Sector Weightings as of 12/31/05	% of Net Assets
Industrials	23.3%
Information Technology	23.2
Health Care	20.5
Consumer Discretionary	17.5
Financials	5.3
Telecommunication Services	3.2
Energy	2.1
Materials	1.5
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid Period* 7/1/05 - 12/31/05
Class IA
Actual	$1,000.00	$1,094.70	$5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,093.90	6.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Premier VIP Aggressive Equity Portfolio*‡	648,081	$17,733,048
AXA Premier VIP Core Bond Portfolio‡	8,846,099	90,649,850
AXA Premier VIP High Yield Portfolio‡	4,112,518	22,489,945
AXA Premier VIP Large Cap Core Equity Portfolio‡	3,433,984	37,039,689
AXA Premier VIP Large Cap Value Portfolio‡	445,541	4,984,847
EQ/Alliance Quality Bond Portfolio‡	6,989,991	70,015,342
EQ/Bernstein Diversified Value Portfolio‡	5,298,296	76,867,050
EQ/Lazard Small Cap Value Portfolio‡	2,545,936	34,029,557
EQ/Long Term Bond Portfolio‡	1,533,889	20,772,282
EQ/Marsico Focus Portfolio‡	3,139,100	49,779,973
EQ/Mercury Basic Value Equity Portfolio‡	4,979,155	74,981,470
EQ/Short Duration Bond Portfolio‡	6,656,809	66,170,026

Total Investment Companies (99.9%) (Cost $577,142,638)		565,513,079

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (0.1%)
JPMorgan Chase Nassau
3.68%, 1/3/06
(Amortized Cost $577,370)	$577,370	577,370

Total Investments (100.0%) (Cost/Amortized Cost $577,720,008)		566,090,449
Other Assets Less Liabilities (0.0%)		(152,685)

Net Assets (100%)		$565,937,764

*	Non-income producing.

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares.

Investments in companies which were affiliates for the year ended December 31, 2005, were as follows:

Securities	Market Value December 31, 2004	Purchases at Cost	Sales at Cost	Market Value December 31, 2005	Dividend Income	Realized Gain (Loss)
AXA Premier VIP Aggressive Equity Portfolio	$—	$17,714,233	$859,153	$17,733,048	$—	$17,928
AXA Premier VIP Core Bond Portfolio	—	97,255,280	5,051,091	90,649,850	1,290,993	(83,609)
AXA Premier VIP High Yield Portfolio	—	25,389,727	1,244,794	22,489,945	1,767,749	(21,410)
AXA Premier VIP Large Cap Core Equity Portfolio	—	39,256,764	1,955,093	37,039,689	102,205	(6,251)
AXA Premier VIP Large Cap Value Portfolio	—	7,805,398	2,565,703	4,984,847	40,139	(6,086)
EQ/Alliance Quality Bond Portfolio	—	76,438,272	3,691,750	70,015,342	2,628,593	(46,430)
EQ/Bernstein Diversified Value Portfolio	—	84,697,227	6,349,396	76,867,050	1,027,507	(55,011)
EQ/Lazard Small Cap Value Portfolio	—	40,828,390	4,129,961	34,029,557	146,470	(2,857)
EQ/Long Term Bond Portfolio	—	22,717,530	1,178,406	20,772,282	423,504	(31,646)
EQ/Marsico Focus Portfolio	—	50,990,219	2,993,369	49,779,973	48,577	59,657
EQ/Mercury Basic Value Equity Portfolio	—	82,013,614	4,774,360	74,981,470	835,768	7,800
EQ/Short Duration Bond Portfolio	—	70,252,548	3,423,488	66,170,026	871,990	(7,640)

	$—	$615,359,202	$38,216,564	$565,513,079	$9,183,495	$(175,555)

EQ ADVISORS TRUST

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$879,311,485
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$945,147,746

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,638,172
Aggregate gross unrealized depreciation	(14,412,231)

Net unrealized depreciation	$(11,774,059)

Federal income tax cost of investments	$577,864,508

For the year ended December 31, 2005, the Portfolio incurred approximately $276 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker.

The Portfolio has a net capital loss carryforward of $43,715,133, of which $645,499 expires in the year 2009, $41,859,810 expires in the year 2010, $1,209,824 expires in the year 2011.

Included in the capital loss carryforward amounts at December 31, 2005 are $654,705 of losses acquired as a result of a tax free reorganization. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized capital loss carryforward of $71,672,336 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.2%)
Auto Components (0.6%)
American Axle & Manufacturing Holdings, Inc.^	307,900	$5,643,807
Autoliv, Inc.	113,500	5,155,170
BorgWarner, Inc.^	315,600	19,134,828
Cooper Tire & Rubber Co.^	320,850	4,915,422
Dana Corp.^	581,800	4,177,324
Lear Corp.^	414,625	11,800,227
Magna International, Inc., Class A	116,300	8,371,274

		59,198,052

Automobiles (0.1%)
Toyota Motor Corp. (ADR)^	54,335	5,684,528

Hotels, Restaurants & Leisure (1.7%)
McDonald’s Corp.	410,000	13,825,200
Wynn Resorts Ltd.*^	2,776,084	152,268,207

		166,093,407

Household Durables (0.2%)
Newell Rubbermaid, Inc.	909,025	21,616,615

Internet & Catalog Retail (2.9%)
Amazon.com, Inc.*^	2,996,077	141,265,031
eBay, Inc.*	3,139,352	135,776,974

		277,042,005

Leisure Equipment & Products (0.1%)
Mattel, Inc.	567,000	8,969,940

Media (3.6%)
Comcast Corp., Class A*	2,171,000	56,359,160
Interpublic Group of Cos., Inc.*^	1,590,000	15,343,500
Time Warner, Inc.	5,218,200	91,005,408
Viacom, Inc., Class B*	1,579,200	51,481,920
Walt Disney Co.	956,800	22,934,496
XM Satellite Radio Holdings, Inc., Class A*^	4,083,090	111,386,695

		348,511,179

Multiline Retail (0.3%)
Nordstrom, Inc.^	334,200	12,499,080
Target Corp.	354,300	19,475,871

		31,974,951

Specialty Retail (3.4%)
Bed Bath & Beyond, Inc.*	2,056,751	74,351,549
Best Buy Co., Inc.	1,999,568	86,941,217
Home Depot, Inc.	1,026,300	41,544,624
Limited Brands	988,600	22,095,210
Office Depot, Inc.*	1,156,200	36,304,680
Williams-Sonoma, Inc.*^	1,569,390	67,719,178

		328,956,458

Textiles, Apparel & Luxury Goods (0.3%)
Jones Apparel Group, Inc.	604,100	18,557,952
V.F. Corp.	125,600	6,950,704

		25,508,656

Total Consumer Discretionary		1,273,555,791

Consumer Staples (6.5%)
Beverages (1.4%)
Coca-Cola Co.	1,905,900	76,826,829
PepsiCo, Inc.	978,000	57,780,240

		134,607,069

Food & Staples Retailing (1.4%)
Kroger Co.*	1,303,600	24,611,968
Safeway, Inc.	753,300	17,823,078
SUPERVALU, Inc.	467,900	15,197,392
Wal-Mart Stores, Inc.	1,583,400	74,103,120

		131,735,558

Food Products (0.7%)
Bunge Ltd.^	10,800	611,388
ConAgra Foods, Inc.	1,041,000	21,111,480
General Mills, Inc.	278,500	13,735,620
Sara Lee Corp.	808,200	15,274,980
Unilever N.V. (N.Y. Shares)	277,800	19,070,970

		69,804,438

Household Products (1.3%)
Clorox Co.	384,400	21,868,516
Kimberly-Clark Corp.	227,000	13,540,550
Procter & Gamble Co.	1,630,717	94,385,900

		129,794,966

Tobacco (1.7%)
Altria Group, Inc.	1,933,500	144,471,120
UST, Inc.^	522,900	21,350,007

		165,821,127

Total Consumer Staples		631,763,158

Energy (7.8%)
Energy Equipment & Services (0.7%)
Diamond Offshore Drilling, Inc.^	405,900	28,234,404
GlobalSantaFe Corp.	485,330	23,368,640
Rowan Cos., Inc.	531,500	18,942,660

		70,545,704

Oil & Gas (7.1%)
BP plc (ADR)	253,000	16,247,660
Chevron Corp.	2,128,600	120,840,622
ConocoPhillips	1,631,300	94,909,034
Exxon Mobil Corp.	6,422,700	360,763,059
Marathon Oil Corp.	670,250	40,865,142
Occidental Petroleum Corp.	409,900	32,742,812
Total S.A. (ADR)^	122,000	15,420,800

		681,789,129

Total Energy		752,334,833

Financials (19.8%)
Capital Markets (3.1%)
Ameritrade Holding Corp.*	2,974,993	71,399,832
E*Trade Financial Corp.*	1,349,900	28,158,914
Goldman Sachs Group, Inc.	173,800	22,195,998
Lehman Brothers Holdings, Inc.	232,900	29,850,793
Merrill Lynch & Co., Inc.	1,241,790	84,106,437
Morgan Stanley	1,000,000	56,740,000
Waddell & Reed Financial, Inc.^	378,900	7,945,533

		300,397,507

Commercial Banks (6.2%)
Bank of America Corp.	4,546,500	209,820,975
Comerica, Inc.	443,700	25,184,412
Huntington Bancshares, Inc.^	921,700	21,890,375
KeyCorp.	1,112,900	36,647,797
National City Corp.	857,800	28,796,346
SunTrust Banks, Inc.	356,100	25,909,836
U.S. Bancorp.	1,588,000	47,465,320
Wachovia Corp.	2,003,700	105,915,582
Wells Fargo & Co.	1,528,700	96,048,221

		597,678,864

Consumer Finance (0.3%)
American Express Co.	548,300	28,215,518

Diversified Financial Services (4.7%)
Ameriprise Financial, Inc.	109,660	4,496,060
Citigroup, Inc.	5,718,700	277,528,511
International Securities Exchange, Inc.*^	951,040	26,172,620

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
JPMorgan Chase & Co.	3,627,052	$143,957,694

		452,154,885

Insurance (3.9%)
ACE Ltd.	268,900	14,370,016
Allstate Corp.	68,400	3,698,388
American International Group, Inc.	1,777,506	121,279,234
Chubb Corp.	400,600	39,118,590
Genworth Financial, Inc., Class A	837,300	28,953,834
Hartford Financial Services Group, Inc.	559,600	48,064,044
MetLife, Inc.	602,400	29,517,600
PartnerReinsurance Ltd.	120,300	7,900,101
RenaissanceReinsurance Holdings Ltd.	335,400	14,794,494
St. Paul Travelers Cos., Inc.	1,037,865	46,361,430
UnumProvident Corp.	132,400	3,012,100
XL Capital Ltd., Class A	232,700	15,679,326

		372,749,157

Thrifts & Mortgage Finance (1.6%)
Astoria Financial Corp.	925,500	27,209,700
Fannie Mae	1,339,600	65,385,876
Freddie Mac	524,100	34,249,935
Washington Mutual, Inc.	691,450	30,078,075

		156,923,586

Total Financials		1,908,119,517

Health Care (10.2%)
Biotechnology (4.7%)
Affymetrix, Inc.*^	3,173,974	151,557,258
Amgen, Inc.*	1,041,200	82,109,032
Applera Corp.- Applied Biosystems Group	3,933,274	104,467,757
Applera Corp.- Celera Genomics Group*^	3,738,180	40,970,453
Genentech, Inc.*^	378,850	35,043,625
Gilead Sciences, Inc.*	741,450	39,022,514

		453,170,639

Health Care Equipment & Supplies (0.3%)
Medtronic, Inc.	565,300	32,544,321

Health Care Providers & Services (0.7%)
AmerisourceBergen Corp.	386,200	15,988,680
Medco Health Solutions, Inc.	196,300	10,953,540
UnitedHealth Group, Inc.	599,600	37,259,144

		64,201,364

Pharmaceuticals (4.5%)
Abbott Laboratories	728,600	28,728,698
Eli Lilly & Co.	856,100	48,446,699
Johnson & Johnson	1,389,800	83,526,980
Merck & Co., Inc.	2,552,200	81,185,482
Pfizer, Inc.	6,896,700	160,831,044
Wyeth	624,400	28,766,108

		431,485,011

Total Health Care		981,401,335

Industrials (9.0%)
Aerospace & Defense (1.4%)
Boeing Co.	874,900	61,452,976
Goodrich Corp.	684,100	28,116,510
Northrop Grumman Corp.	309,500	18,604,045
United Technologies Corp.	478,700	26,764,117

		134,937,648

Air Freight & Logistics (0.4%)
United Parcel Service, Inc., Class B	523,100	39,310,965

Commercial Services & Supplies (1.4%)
Apollo Group, Inc., Class A*^	2,251,142	136,104,045

Electrical Equipment (0.4%)
Cooper Industries Ltd., Class A	272,300	19,877,900
Hubbell, Inc., Class B^	301,600	13,608,192

		33,486,092

Industrial Conglomerates (4.4%)
3M Co.	361,000	27,977,500
General Electric Co.	10,143,400	355,526,170
Textron, Inc.	233,750	17,994,075
Tyco International Ltd.	940,800	27,151,488

		428,649,233

Machinery (0.4%)
Crane Co.	50,000	1,763,500
Eaton Corp.	313,100	21,005,879
SPX Corp.^	368,900	16,884,553

		39,653,932

Road & Rail (0.6%)
Burlington Northern Santa Fe Corp.	259,400	18,370,708
CSX Corp.	493,800	25,070,226
Norfolk Southern Corp.	285,900	12,816,897

		56,257,831

Total Industrials		868,399,746

Information Technology (25.6%)
Communications Equipment (5.3%)
ADC Telecommunications, Inc.*^	534,800	11,947,432
Cisco Systems, Inc.*	3,020,900	51,717,808
Corning, Inc.*	1,182,100	23,240,086
JDS Uniphase Corp.*^	54,396,935	128,376,767
Juniper Networks, Inc.*	7,131,570	159,034,011
Nokia Oyj (ADR)	1,043,800	19,101,540
Nortel Networks Corp.*	909,598	2,783,370
QUALCOMM, Inc.	2,419,418	104,228,527
Tellabs, Inc.*	817,300	8,908,570

		509,338,111

Computers & Peripherals (4.2%)
Dell, Inc.*	1,149,200	34,464,508
Hewlett-Packard Co.	4,112,675	117,745,885
International Business Machines Corp.	893,700	73,462,140
Network Appliance, Inc.*^	4,034,385	108,928,395
Sun Microsystems, Inc.*	17,343,616	72,669,751

		407,270,679

Electronic Equipment & Instruments (0.6%)
Arrow Electronics, Inc.*	272,600	8,731,378
Avnet, Inc.*^	342,300	8,194,662
Celestica, Inc.*^	878,400	9,275,904
Flextronics International Ltd.*	1,282,575	13,390,083
Sanmina-SCI Corp.*	1,685,450	7,180,017
Solectron Corp.*	3,426,500	12,540,990

		59,313,034

Internet Software & Services (5.1%)
CNET Networks, Inc.*^‡	9,988,937	146,737,485
Google, Inc., Class A*	116,026	48,134,546
McAfee, Inc.*^	1,315,476	35,688,864
RealNetworks, Inc.*^‡	10,559,626	81,942,698
VeriSign, Inc.*	3,573,320	78,327,174
Yahoo!, Inc.*	2,570,567	100,714,815

		491,545,582

IT Services (0.3%)
Electronic Data Systems Corp.	1,103,500	26,528,140

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (6.3%)
Advanced Micro Devices, Inc.*^	2,232,779	$68,323,037
Agere Systems, Inc.*	845,600	10,908,240
Broadcom Corp., Class A*	1,471,136	69,364,063
Intel Corp.	3,612,000	90,155,520
KLA-Tencor Corp.	2,900,588	143,086,006
PMC-Sierra, Inc.*^‡	9,658,741	74,468,893
Silicon Laboratories, Inc.*^‡	4,265,404	156,369,711

		612,675,470

Software (3.8%)
Adobe Systems, Inc.	1,415,804	52,328,116
Autodesk, Inc.	936,725	40,232,339
Microsoft Corp.	5,429,000	141,968,350
NAVTEQ Corp.*^	2,400,753	105,321,034
Oracle Corp.*	2,100,000	25,641,000

		365,490,839

Total Information Technology		2,472,161,855

Materials (1.0%)
Chemicals (0.7%)
DuPont (E.I.) de Nemours & Co.	78,200	3,323,500
Lubrizol Corp.	280,850	12,197,315
Monsanto Co.	465,409	36,083,160
PPG Industries, Inc.	360,200	20,855,580

		72,459,555

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	111,300	8,538,936

Containers & Packaging (0.2%)
Owens-Illinois, Inc.*	703,800	14,807,952

Total Materials		95,806,443

Telecommunication Services (5.0%)
Diversified Telecommunication Services (3.9%)
AT&T, Inc.	2,667,425	65,325,238
BellSouth Corp.	321,200	8,704,520
Level 3 Communications, Inc.*^‡	49,898,955	143,210,001
NeuStar, Inc. Class A*^	1,789,851	54,572,557
Verizon Communications, Inc.	3,420,900	103,037,508

		374,849,824

Wireless Telecommunication Services (1.1%)
American Tower Corp., Class A*	142,265	3,855,382
Crown Castle International Corp.*	655,440	17,637,890
Sprint Nextel Corp.	3,559,150	83,141,744

		104,635,016

Total Telecommunication Services		479,484,840

Utilities (0.8%)
Electric Utilities (0.8%)
American Electric Power Co., Inc.	991,300	36,767,317
Entergy Corp.	505,600	34,709,440
FirstEnergy Corp.	70,200	3,439,098
Xcel Energy, Inc.^	331,400	6,117,644

Total Utilities		81,033,499

Total Common Stocks (98.9%) (Cost $8,518,738,967)		9,544,061,017

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (9.0%)
Ajax Bambino Funding Ltd.
4.36%, 1/18/06	$9,963,833	9,963,833
Allstate Life Global Funding
4.37%, 1/30/07 (l)	4,000,000	4,000,000
American Express Credit Corp.
4.36%, 6/12/07 (l)	10,000,000	10,000,000
Barclays London
4.13%, 2/7/06	25,000,000	25,000,000
Bayerische Landesbank NY
4.40%, 8/25/06 (l)	50,000,000	50,000,000
Canadian Imperial Bank NY
4.37%, 2/23/07 (l)	49,987,167	49,987,167
Citigroup Global Markets, Inc.
4.32%, 1/6/06 (l)	18,000,000	18,000,000
Commonwealth Bank of Australia
4.35%, 1/30/07 (l)	15,000,000	15,000,000
Deutsche Bank Financial
4.38%, 1/12/07 (l)	22,000,000	22,000,000
Fifth Third Bancorp
4.35%, 1/30/07 (l)	2,000,000	2,000,000
General Electric Capital Corp.
4.34%, 3/29/06 (l)	18,002,208	18,002,208
4.36%, 5/12/06 (l)	25,025,746	25,025,746
4.47%, 1/2/07 (l)	25,000,000	25,000,000
Goldman Sachs Group, Inc.
4.38%, 1/30/07 (l)	5,000,051	5,000,051
4.40%, 1/30/07 (l)	15,000,000	15,000,000
4.41%, 12/28/07 (l)	10,000,000	10,000,000
Landesbank Baden-Wuerttemberg
4.52%, 3/29/06 (l)	21,998,390	21,998,390
Manufacturers and Traders
4.37%, 6/20/06 (l)	14,999,798	14,999,798
Merrill Lynch & Co.
4.55%, 3/19/07 (l)	10,008,698	10,008,698
Merrill Lynch Mortgage Capital
4.35%, 1/12/06 (l)	25,000,000	25,000,000
4.35%, 2/6/06 (l)	3,000,000	3,000,000
4.41%, 8/22/07 (l)	15,000,000	15,000,000
Monumental Global Funding II
4.15%, 4/10/06 (l)	25,022,162	25,022,162
Morgan Stanley
4.43%, 1/2/07 (l)	25,000,000	25,000,000
4.43%, 1/2/07 (l)	10,000,000	10,000,000
4.33%, 1/30/07 (l)	20,000,000	20,000,000
Natexis Banques Populaires NY
4.38%, 2/16/07 (l)	5,498,417	5,498,417
National City Bank/Cleveland
4.36%, 12/5/07 (l)	9,998,555	9,998,555
New York Life Global Funding
4.39%, 12/20/07 (l)	25,000,000	25,000,000
New York Life Insurance Co.
4.37%, 3/30/06 (l)	20,000,000	20,000,000
Nomura Securities
4.29%, 1/3/06	185,615,881	185,615,881
Royal Bank of Canada
4.30%, 10/3/06 (l)	15,993,422	15,993,422
Royal Bank of Scotland/London
4.30%, 7/5/06 (l)	5,997,671	5,997,671
Swedbank NY
4.38%, 7/14/06 (l)	9,996,924	9,996,924
Transamerica Occidental Life Insurance Co.
4.52%, 1/2/07 (l)	30,000,000	30,000,000
Unicredito Italiano N.Y.
3.96%, 10/4/06 (l)	24,985,742	24,985,742

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Principal Amount	Value (Note 1)
United of Omaha Life Insurance
4.39%, 6/1/06 (l)	$25,000,000	$25,000,000
Wells Fargo & Co.
4.36%, 12/31/07 (l)	15,000,000	15,000,000
Wells Fargo Bank/San Francisco
4.30%, 12/1/06 (l)	25,000,000	25,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		872,094,665

Time Deposit (1.5%)
JPMorgan Chase Nassau
3.68%, 1/3/06	139,565,813	139,565,813

Total Short-Term Investments (10.5%) (Amortized Cost $1,011,660,478)		1,011,660,478

Total Investments (109.4%) (Cost/Amortized Cost $9,530,399,445)		10,555,721,495
Other Assets Less Liabilities (-9.4%)		(906,765,629)

Net Assets (100%)		$9,648,955,866

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

‡	Affiliated company as defined under the Investment company Act of 1940.

(l)	Floating Rate Security. Rate disclosed is as of December 2005.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2005, were as follows:

Securities	Market Value December 31, 2004	Purchases at Cost	Sales at Cost	Market Value December 31, 2005	Dividend Income	Realized Gain (Loss)
CNET Networks, Inc.	$127,484,532	$19,685,898	$33,384,340	$146,737,485	$—	$10,135,623
Level 3 Communications, Inc.	126,780,373	31,002,077	—	143,210,001	—	—
PMC-Sierra, Inc.	40,328,437	51,473,757	2,671,325	74,468,893	—	(153,747)
RealNetworks, Inc.	46,927,896	25,681,673	5,719,414	81,942,698	—	2,902,874
Silicon Laboratories, Inc.	166,174,863	19,934,482	43,341,897	156,369,711	—	(2,005,725)

	$507,696,101	$147,777,887	$85,116,976	$602,728,788	$—	$10,879,025

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,647,118,723
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$4,476,891,278

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,497,956,088
Aggregate gross unrealized depreciation	(515,990,552)

Net unrealized appreciation	$981,965,536

Federal income tax cost of investments	$9,573,755,959

At December 31, 2005, the Portfolio had loaned securities with a total value of $846,057,202. This was secured by collateral of $872,094,665 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $1,268,074 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,927,939,847 which expires in the year 2010.

The Portfolio utilized net capital loss carryforward of $936,526,042 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (20.1%)
Hotels, Restaurants & Leisure (3.2%)
Carnival Corp. (Unit)	520,600	$27,836,482
Hilton Hotels Corp.	1,063,700	25,645,807
McDonald’s Corp.	867,300	29,245,356
Royal Caribbean Cruises Ltd.^	232,900	10,494,474

		93,222,119

Household Durables (1.8%)
Fortune Brands, Inc.^	448,900	35,023,178
Pulte Homes, Inc.^	428,900	16,881,504

		51,904,682

Media (10.6%)
Comcast Corp., Special Class A*^	2,285,100	58,704,219
News Corp., Class A	5,475,400	85,142,470
Time Warner, Inc.	4,943,500	86,214,640
Viacom, Inc., Class B*	2,426,000	79,087,600
Westwood One, Inc.^	196,800	3,207,840

		312,356,769

Specialty Retail (4.5%)
Bed Bath & Beyond, Inc.*	224,200	8,104,830
Home Depot, Inc.	2,401,000	97,192,480
Lowe’s Cos., Inc.	437,000	29,130,420

		134,427,730

Total Consumer Discretionary		591,911,300

Consumer Staples (3.5%)
Household Products (1.2%)
Procter & Gamble Co.	627,500	36,319,700

Tobacco (2.3%)
Altria Group, Inc.	680,400	50,839,488
Loews Corp.- Carolina Group^	344,400	15,150,156

		65,989,644

Total Consumer Staples		102,309,344

Energy (13.7%)
Energy Equipment & Services (4.8%)
Baker Hughes, Inc.^	517,300	31,441,494
Halliburton Co.	663,100	41,085,676
Nabors Industries Ltd.*^	780,400	59,115,300
Schlumberger Ltd.	87,500	8,500,625

		140,143,095

Oil & Gas (8.9%)
BP plc (ADR)	592,900	38,076,038
Chevron Corp.	274,200	15,566,334
ConocoPhillips^	1,003,500	58,383,630
Exxon Mobil Corp.	1,415,200	79,491,784
Noble Energy, Inc.	1,773,092	71,455,607

		262,973,393

Total Energy		403,116,488

Financials (28.6%)
Capital Markets (3.4%)
Franklin Resources, Inc.	131,600	12,371,716
Goldman Sachs Group, Inc.^	174,500	22,285,395
Merrill Lynch & Co., Inc.	807,200	54,671,656
Northern Trust Corp.	198,700	10,296,634

		99,625,401

Commercial Banks (3.8%)
Bank of America Corp.^	1,740,170	80,308,846
North Fork Bancorp, Inc.	333,400	9,121,824
Wachovia Corp.	425,300	22,481,358

		111,912,028

Consumer Finance (0.4%)
MBNA Corp.	448,700	12,182,205

Diversified Financial Services (8.3%)
Citigroup, Inc.	2,941,698	$142,760,604
JPMorgan Chase & Co.	2,548,576	101,152,981

		243,913,585

Insurance (8.4%)
ACE Ltd.	1,184,700	63,310,368
Allstate Corp.	215,000	11,625,050
American International Group, Inc.	2,024,100	138,104,343
Axis Capital Holdings Ltd.	953,300	29,819,224
MetLife, Inc.	115,100	5,639,900

		248,498,885

Thrifts & Mortgage Finance (4.3%)
Fannie Mae	2,623,300	128,043,273

Total Financials		844,175,377

Health Care (6.9%)
Health Care Equipment & Supplies (1.7%)
Boston Scientific Corp.*	2,083,100	51,015,119

Health Care Providers & Services (2.2%)
Health Management Associates, Inc., Class A^	543,500	11,935,260
WellPoint, Inc.*	653,400	52,134,786

		64,070,046

Pharmaceuticals (3.0%)
Eli Lilly & Co.	654,300	37,026,837
Forest Laboratories, Inc.*	890,000	36,205,200
Pfizer, Inc.	683,600	15,941,552

		89,173,589

Total Health Care		204,258,754

Industrials (9.8%)
Aerospace & Defense (2.5%)
United Technologies Corp.	1,305,100	72,968,141

Air Freight & Logistics (1.6%)
United Parcel Service, Inc., Class B	620,500	46,630,575

Building Products (0.7%)
American Standard Cos., Inc.	544,800	21,764,760

Electrical Equipment (0.6%)
Emerson Electric Co.	254,100	18,981,270

Industrial Conglomerates (3.5%)
General Electric Co.	2,971,500	104,151,075

Machinery (0.5%)
Ingersoll-Rand Co., Ltd., Class A	367,700	14,844,049

Road & Rail (0.4%)
Union Pacific Corp.	141,900	11,424,369

Total Industrials		290,764,239

Information Technology (9.6%)
Communications Equipment (0.3%)
Juniper Networks, Inc.*	377,800	8,424,940

Computers & Peripherals (2.5%)
EMC Corp.*	751,300	10,232,706
International Business Machines Corp.	754,800	62,044,560

		72,277,266

IT Services (0.3%)
Fiserv, Inc.*^	187,800	8,126,106

Semiconductors & Semiconductor Equipment (0.7%)
Texas Instruments, Inc.	654,600	20,993,022

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Software (5.8%)
Microsoft Corp.	4,039,000	$105,619,850
Oracle Corp.*	4,583,400	55,963,314
Symantec Corp.*	606,500	10,613,750

		172,196,914

Total Information Technology		282,018,248

Materials (3.6%)
Chemicals (3.2%)
Air Products & Chemicals, Inc.	1,323,700	78,349,803
DuPont (E.I.) de Nemours & Co.	374,800	15,929,000

		94,278,803

Metals & Mining (0.4%)
Alcoa, Inc.	368,700	10,902,459

Total Materials		105,181,262

Telecommunication Services (3.6%)
Diversified Telecommunication Services (3.6%)
AT&T, Inc.	2,258,700	55,315,563
BellSouth Corp.^	751,200	20,357,520
Verizon Communications, Inc.	1,044,400	31,457,328

Total Telecommunication Services		107,130,411

Utilities (0.5%)
Electric Utilities (0.5%)
Entergy Corp.	136,900	9,398,185
PPL Corp.^	183,600	5,397,840

Total Utilities		14,796,025

Total Common Stocks (99.9%) (Cost $2,598,582,859)		2,945,661,448

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.4%)
Bank of America Corp.
4.31%, 8/10/06 (l)	6,000,000	6,000,000
CC USA, Inc.
4.30%, 8/3/06 (l)	10,001,484	10,001,484
Dorada Finance, Inc.
4.30%, 8/3/06 (l)	$3,996,762	$3,996,762
General Electric Capital Corp.
4.36%, 5/12/06 (l)	5,005,149	5,005,149
Landesbank Baden-Wuerttemberg
4.52%, 3/29/06 (l)	9,998,644	9,998,644
Lehman Brothers, Inc.
4.40%, 3/30/06 (l)	15,000,000	15,000,000
Merrill Lynch Mortgage Capital
4.35%, 2/6/06 (l)	2,000,000	2,000,000
New York Life Insurance
4.40%, 3/30/06	1,700,000	1,700,000
Nomura Securities
4.29%, 1/3/06	84,923,053	84,923,053
Royal Bank of Canada
4.30%, 10/3/06 (l)	9,998,184	9,998,184
Unicredito Italiano N.Y.
3.96%, 10/4/06 (l)	9,994,297	9,994,297

Total Short-Term Investments of Cash Collateral for Securities Loaned		158,617,573

Time Deposit (0.9%)
JPMorgan Chase Nassau
3.68%, 1/3/06	27,871,715	27,871,715
Total Short-Term Investments (6.3%) (Amortized Cost $186,489,288)		186,489,288

Total Investments (106.2%) (Cost/Amortized Cost $2,785,072,147)		3,132,150,736
Other Assets Less Liabilities (-6.2%)		(183,157,734)

Net Assets (100%)		$2,948,993,002

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

Options written for the year ended December 31, 2005, were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2005	—	$—
Options Written	500	228,792
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(500)	(228,792)
Options Exercised	—	—

Options Outstanding—December 31, 2005	—	$—

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,439,232,615
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,447,231,115

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$434,295,607
Aggregate gross unrealized depreciation	(97,524,610)

Net unrealized appreciation	$336,770,997

Federal income tax cost of investments	$2,795,379,739

At December 31, 2005, the Portfolio had loaned securities with a total value of $154,922,309. This was secured by collateral of $158,617,573 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $51,313 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio utilized net capital loss carryforward of $170,824,711 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (13.0%)
Collateralized Mortgage Obligations (0.1%)
LB-UBS Comercial Mortgage Trust,
Series 05-C7 XCL
0.074%, 11/15/40 IO (b)(l)	$82,722,407	$796,608

Non-Agency CMO (12.9%)
Adjustable Rate Mortgage Trust,
Series 05-9 1A2
5.252%, 11/25/35 (l)	5,530,000	5,507,901
Series 05-11 2A41
5.366%, 2/25/36 (l)	3,512,499	3,502,769
Bear Stearns Alt-A Trust,
Series 04-11 2A3
5.131%, 11/25/34 (l)	3,120,025	3,097,659
Chase Mortgage Finance Corp.,
Series 02-S4 A23
6.250%, 3/25/32	2,397,099	2,389,632
Citicorp Mortgage Securities, Inc.
Series 04-7 1A1
5.250%, 9/25/34	4,416,691	4,318,428
Countrywide Alternative Loan Trust,
Series 05-27 2X1
1.162%, 8/25/35 IO	52,143,816	1,719,182
Series 05-27 2X2
5.500%, 8/25/35 IO	7,870,765	199,209
Series 05-27 2X2
5.500%, 12/25/35	7,825,958	7,832,463
Series 05-59-2X
1.524%, 11/20/35 IO	19,953,927	798,157
Countrywide Home Loan Mortgage Pass Through Trust,
Series 04-J9 2A1
5.250%, 1/25/35	4,297,464	4,274,136
Series 05-12 1A5
5.250%, 5/25/35	5,846,255	5,685,627
Credit Suisse First Boston Mortgage Securities Corp.,
Series 01-CP4 ACP
1.090%, 12/15/35 IO § (l)	128,000,000	2,224,115
Series 04-2R A1
4.971%, 12/28/33 § (l)	3,902,028	3,513,035
Series 04-8 1A2
5.250%, 12/25/34	4,256,954	4,135,897
Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
Series 05-6 1A3
5.500%, 12/25/35	3,111,782	3,125,412
Greenpoint Mortgage Funding Trust,
Series 05-AR5 4X1
(Zero Coupon), 11/25/45 PO	19,000,000	424,460
Series 05-AR5 4X2
(Zero Coupon), 11/25/45 PO	9,000,000	151,920
MASTR Adjustable Rate Mortgages Trust,
Series 04-8 5A1
4.701%, 8/25/34 (l)	2,751,880	2,729,805
Merrill Lynch Mortgage Investors, Inc.,
Series 05-A5 A3
4.442%, 6/25/35 (l)	5,810,000	5,609,248
Merrill Lynch Mortgage Trust,
Series 05-LC1 A4
5.291%, 1/12/44 (l)	2,125,000	2,142,000
Morgan Stanley Capital I,
Series 03-1Q4 X1
0.232%, 5/15/40 IO § (l)	136,431,773	5,256,157
Morgan Stanley Mortgage Loan Trust,
Series 04-8AR 4A1
5.389%, 10/25/34 (l)	2,616,018	2,621,743
RESI Finance LP,
Series 03-C B3
5.760%, 9/10/35 § (l)	7,745,968	7,944,428
Residential Accredit Loans, Inc.,
Series 02-QS19 A8
4.519%, 12/25/32	2,830,040	2,828,609
Residential Asset Mortgage Products, Inc.,
Series 04-SL2 A2
6.500%, 10/25/31	3,372,713	3,423,318
Structured Asset Mortgage Investments, Inc.,
Series 05-AR7 5X1
1.233%, 3/25/46 IO (l)	5,000,000	164,850
Structured Asset Securities Corp.,
Series 02-11A 1A1
5.572%, 6/25/32 (l)	1,075,972	1,081,623
Series 02-RM1 A
5.029%, 10/25/37 § (l)	4,927,712	4,958,510
Washington Mutual, Inc.,
Series 05-AR7 A4
4.939%, 8/25/35 (l)	2,257,745	2,233,294
Wells Fargo Mortgage Backed Securities Trust,
Series 05-AR16 6A3
5.000%, 10/25/35 (l)	4,222,532	4,185,300
Series 05-C16 A4
4.556%, 3/25/35 (l)	3,730,616	3,666,627

		101,745,514

Total Asset-Backed and Mortgage-Backed Securities		102,542,122

Government Securities (84.6%)
Agency CMO (6.3%)
Federal Home Loan Mortgage Corp.
5.000%, 4/15/15	287,734	287,730
5.000%, 4/15/16	5,070,000	5,065,320
5.000%, 10/15/29	4,295,000	4,226,670
5.000%, 2/15/30	2,515,000	2,470,510
5.000%, 3/15/30	6,330,000	6,219,310
5.000%, 6/15/31	6,450,000	6,313,492
6.000%, 5/15/35	5,077,462	5,148,776
Federal National Mortgage Association
6.000%, 5/25/30	592,210	592,642
6.500%, 4/25/32	4,735,000	4,915,688
5.500%, 3/25/33	7,089,122	7,065,289
5.000%, 10/25/33	3,396,411	3,350,048
5.009%, 10/1/35 (l)	2,565,835	2,546,062
6.500%, 9/25/42	1,595,484	1,635,771

		49,837,308

U.S. Government Agencies (22.5%)
Federal Home Loan Mortgage Corp.
5.500%, 7/15/17	4,300,000	4,362,456
6.000%, 6/1/20	4,854,566	4,955,688
5.000%, 7/15/30	5,925,000	5,811,306
5.000%, 10/15/30	4,780,000	4,680,763
6.500%, 1/15/32	39,000,000	39,962,832
4.939%, 9/1/35 (l)	3,881,356	3,854,891
5.500%, 1/15/35 TBA	20,570,000	20,377,156
Federal National Mortgage Association
5.500%, 9/25/17	2,526,440	2,554,471
5.000%, 6/1/20	14,490,998	14,359,075
5.500%, 6/25/31	2,151,939	2,164,969
5.500%, 2/1/35	11,537,128	11,435,203
6.500%, 1/25/35 TBA	57,500,000	58,973,437
Government National Mortgage Association
9.000%, 12/15/09	1,408,521	1,478,200

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Series 2002-50 PE
6.000%, 7/20/32	$3,070,000	$3,136,920

		178,107,367

U.S. Treasuries (55.8%)
U.S. Treasury Notes
2.375%, 8/15/06^	9,000,000	8,889,255
3.250%, 8/15/07^	20,000,000	19,638,280
3.000%, 11/15/07^	31,000,000	30,227,418
3.125%, 9/15/08^	64,750,000	62,683,568
3.375%, 11/15/08^	25,200,000	24,523,733
3.000%, 2/15/09^	41,000,000	39,350,406
3.125%, 4/15/09^	41,390,000	39,818,463
3.875%, 5/15/09^	15,000,000	14,764,455
3.625%, 1/15/10^	26,110,000	25,394,012
4.000%, 3/15/10^	30,280,000	29,845,906
4.000%, 4/15/10^	30,280,000	29,840,001
5.750%, 8/15/10^	18,000,000	19,042,740
5.000%, 2/15/11^	21,000,000	21,629,181
4.875%, 2/15/12^	25,750,000	26,437,010
4.000%, 2/15/14	27,000,000	26,268,057
4.750%, 5/15/14^	16,200,000	16,594,243
Inflation Indexed
2.000%, 7/15/14	6,392,733	6,357,023

		441,303,751

Total Government Securities		669,248,426

Total Long-Term Debt Securities (97.6%) (Cost $782,744,147)		771,790,548

SHORT-TERM INVESTMENTS:
Commercial Paper (8.8%)
Bear Stearns Cos., Inc.
4.60%, 1/12/06 (p)	10,000,000	9,984,679
Citigroup Funding, Inc.
4.58%, 1/12/06 (p)	10,000,000	9,984,750
Deutsche Bank Financial, Inc.
4.56%, 1/12/06 (p)	10,000,000	9,984,822
Fortis Funding
5.34%, 1/12/06 (b)(p)	10,000,000	9,982,229
UBS Finance Delaware LLC
4.19%, 1/3/06 (p)	30,000,000	29,989,525

Total Commercial Paper		69,926,005

Government Security (3.9%)
Federal Home Loan Bank
3.40%, 1/3/06 (o)(p)	30,600,000	30,591,330

Short-Term Investments of Cash Collateral for Securities Loaned (19.6%)
American Express Credit Corp.
4.36%, 6/12/07 (l)	5,000,000	5,000,000
CC USA, Inc.
4.33%, 5/5/06 (l)	4,999,755	4,999,755
CDC Financial Products, Inc.
4.35%, 1/30/06 (l)	16,000,000	16,000,000
Citigroup Global Markets, Inc.
4.32%, 1/6/06 (l)	15,000,000	15,000,000
General Electric Capital Corp.
4.25%, 2/3/06 (l)	9,889,689	9,889,689
Goldman Sachs Group LP
4.39%, 1/2/07 (l)	10,000,000	10,000,000
Merrill Lynch & Co.
4.55%, 3/19/07 (l)	3,002,609	3,002,609
Morgan Stanley
4.43%, 1/2/07 (l)	10,000,000	10,000,000
Natexis Banques Populaires NY
4.36%, 11/13/06 (l)	9,995,581	9,995,581
New York Life Insurance Co.
4.37%, 3/30/06 (l)	10,000,000	10,000,000
Nomura Securities
4.29%, 1/3/06	36,382,766	36,382,766
Sigma Finance, Inc.
4.37%, 10/24/07 (l)	19,996,112	19,996,112
U.S. Bank NA
4.29%, 10/2/06 (l)	4,997,605	4,997,605

Total Short-Term Investments of Cash Collateral for Securities Loaned		155,264,117

Time Deposit (4.2%)
JPMorgan Chase Nassau
3.68%, 1/3/06	33,395,296	33,395,296

Total Short-Term Investments (36.5%) (Cost/Amortized Cost $289,194,476)		289,176,748

Total Investments (134.1%) (Cost/Amortized Cost $1,071,938,623)		1,060,967,296
Other Assets Less Liabilities (-34.1%)		(269,914,712)

Net Assets (100%)		$791,052,584

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $23,896,245 or 3.0% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

CMO — Collateralized Mortgage Obligation

IO — Interest only

PO — Principal only

TBA — Security is subject to delayed delivery.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,486,292,173
U.S. Government securities	566,445,873

$2,052,738,046

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,502,287,616
U.S. Government securities	645,636,488

$2,147,924,104

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$637,541
Aggregate gross unrealized depreciation	(11,608,868)

Net unrealized depreciation	$(10,971,327)

Federal income tax cost of investments	$1,071,938,623

At December 31, 2005, the Portfolio had loaned securities with a total value of $339,281,038. This was secured by collateral of $155,264,117 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $190,527,597 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $13,965,902, of which $8,292,448 expires in the year 2012 and $5,673,454 expires in the year 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (1.9%)
Aristocrat Leisure Ltd.^	1,131,985	$10,230,129
BlueScope Steel Ltd.^	1,206,400	6,168,135
Macquarie Airports^	2,563,200	5,960,346
QBE Insurance Group Ltd.^	859,871	12,362,864
Rinker Group Ltd.	783,470	9,454,052

		44,175,526

Austria (0.5%)
OMV AG	193,700	11,309,702

Belgium (0.9%)
Delhaize Group^	217,800	14,181,211
KBC Groep N.V.	56,535	5,244,843

		19,426,054

Brazil (0.5%)
Petroleo Brasileiro S.A. (ADR)^	152,900	10,897,183

Canada (1.9%)
Bank of Nova Scotia^	139,800	5,521,869
Canadian Natural Resources Ltd.	325,900	16,078,087
Manulife Financial Corp.^	99,000	5,785,841
Teck Cominco Ltd. Class B	130,700	6,942,546
TELUS Corp. (Non-Voting)	206,800	8,262,086

		42,590,429

China (0.2%)
China Shenhua Energy Co. Ltd., Class H*	4,697,000	5,179,479

Finland (0.5%)
Nokia Oyj	448,934	8,181,395
Sampo Oyj, A shares	156,900	2,724,251

		10,905,646

France (10.1%)
Assurances Generales de France^	176,500	17,425,551
BNP Paribas S.A.	363,638	29,317,311
Business Objects S.A.*	411,109	16,579,539
CapGemini S.A.*	462,205	18,487,526
Credit Agricole S.A.^	408,753	12,829,868
Renault S.A.^	250,200	20,334,003
Sanofi-Aventis^	238,455	20,813,950
Societe Generale	155,900	19,106,363
Thomson^	95,200	1,987,589
Total S.A.^	227,900	57,043,486
Vinci S.A.^	174,323	14,938,489

		228,863,675

Germany (4.0%)
Continental AG	217,600	19,224,589
E.ON AG	170,200	17,558,418
Epcos AG*^	270,900	3,546,895
MAN AG	246,200	13,091,467
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	135,600	18,293,136
RWE AG	50,000	3,679,017
SAP AG	66,719	12,055,020
Siemens AG	47,900	4,088,937

		91,537,479

Greece (0.8%)
EFG Eurobank Ergasias S.A.	292,212	9,209,814
National Bank of Greece S.A.	214,420	9,105,088

		18,314,902

Hong Kong (0.6%)
Esprit Holdings Ltd.	760,000	5,400,881
Li & Fung Ltd.	4,644,000	8,954,324

		14,355,205

Ireland (2.1%)
Anglo Irish Bank Corp. plc	1,073,978	16,253,182
CRH plc	773,274	22,656,945
Depfa Bank plc	567,800	8,391,949

		47,302,076

Israel (0.3%)
Teva Pharmaceutical Industries Ltd. (ADR)^	168,500	7,247,185

Italy (3.0%)
Buzzi Unicem S.p.A.	50,467	786,965
ENI S.p.A.	1,679,914	46,427,542
Luxottica Group S.p.A.	591,317	14,947,167
Recordati S.p.A.	682,700	4,686,723

		66,848,397

Japan (27.2%)
Aeon Credit Service Co., Ltd.^	141,800	13,407,507
Canon, Inc.^	423,000	24,728,459
Denso Corp.	671,300	23,148,276
East Japan Railway Co.	3,054	20,984,445
Hitachi Ltd.	766,000	5,159,451
Honda Motor Co., Ltd.	374,700	21,365,170
Hoya Corp.	819,600	29,442,548
Itochu Corp.	1,381,000	11,513,208
Japan Tobacco, Inc.^	1,116	16,262,984
JFE Holdings, Inc.^	606,300	20,341,845
Kobe Steel Ltd.	2,463,000	7,971,414
Kyocera Corp.	91,300	6,652,376
Mitsubishi Corp.	1,692,600	37,428,501
Mitsubishi UFJ Financial Group, Inc.	2,606	35,326,612
Mitsui & Co., Ltd.^	1,114,000	14,298,992
Mitsui O.S.K. Lines Ltd.^	585,000	5,100,102
Nippon Mining Holdings, Inc.	682,500	4,851,457
Nissan Motor Co., Ltd.^	1,370,100	13,871,639
Nitto Denko Corp.^	317,300	24,705,473
Nomura Holdings, Inc.	1,650,300	31,599,407
Oji Paper Co., Ltd.^	295,000	1,742,057
ORIX Corp.	117,900	30,016,902
Rengo Co. Ltd.^	500,000	3,024,655
Sanyo Shinpan Finance Co., Ltd.	117,100	8,393,341
Secom Co., Ltd.	100	5,227
Sega Sammy Holdings, Inc.	272,800	9,129,543
Shimamura Co., Ltd.^	73,200	10,121,359
Sony Corp.	61,000	2,491,062
Sumitomo Electric Industries Ltd.	578,800	8,782,774
Sumitomo Metal Industries Ltd.^	2,615,000	10,058,544
Sumitomo Mitsui Financial Group, Inc.^	4,910	51,999,492
Takashimaya Co., Ltd.^	276,000	4,405,524
Takeda Pharmaceutical Co., Ltd.	310,200	16,767,568
Tokyo Electric Power Co., Inc.	406,500	9,867,174
Tokyo Gas Co., Ltd.^	2,316,000	10,281,996
Toyota Motor Corp.	917,500	47,573,498

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Yamada Denki Co., Ltd.	172,700	$21,596,645

		614,417,227

Luxembourg (1.0%)
Arcelor^	950,269	23,482,641

Mexico (1.5%)
America Movil S.A. de C.V. (ADR)	589,300	17,242,918
Grupo Televisa S.A. (ADR)^	126,700	10,199,350
Wal-Mart de Mexico S.A. de C.V., Series V	1,166,100	6,467,585

		33,909,853

Netherlands (4.8%)
ABN AMRO Holding N.V.	295,215	7,692,199
European Aeronautic Defence & Space Co.	342,290	12,879,566
ING Groep N.V. (CVA)	1,709,827	59,093,015
Koninklijke (Royal) Philips Electronics N.V.	217,400	6,731,397
Royal Dutch Shell plc,
Class A	279,200	8,490,136
Class B	407,568	13,000,284

		107,886,597

Norway (0.6%)
Norsk Hydro ASA	137,958	14,119,239

Singapore (1.1%)
Flextronics International Ltd.*	608,400	6,351,696
Neptune Orient Lines Ltd.	1,431,000	2,891,604
Singapore Telecommunications Ltd.	10,455,785	16,411,835

		25,655,135

South Africa (0.4%)
Naspers Ltd.	493,469	8,714,775

South Korea (0.3%)
Kookmin Bank*	91,610	6,932,943

Spain (2.5%)
Altadis S.A.	65,000	2,938,023
Banco Bilbao Vizcaya Argentaria S.A.^	950,667	16,910,098
Endesa S.A.^	609,700	15,979,994
Repsol YPF S.A.^	579,500	16,863,159
Union Fenosa S.A.^	86,000	3,188,300

		55,879,574

Sweden (1.1%)
Atlas Copco AB	552,799	12,294,301
Telefonaktiebolaget LM Ericsson, Class B	3,380,594	11,596,288

		23,890,589

Switzerland (12.5%)
Alcon, Inc.	162,900	21,111,840
Compagnie Financiere Richemont AG, Class A (Unit)	414,505	17,989,822
Credit Suisse Group	1,047,597	53,256,193
Micronas Semiconductor Holding AG (Registered)*	95,500	3,152,054
Nestle S.A. (Registered)	129,699	38,674,993
Nobel Biocare Holding AG	71,122	15,595,628
Novartis AG (Registered)	743,008	38,927,655
Roche Holding AG	245,878	36,808,475
Swiss Reinsurance (Registered)	141,821	10,351,819
UBS AG (Registered)	359,130	34,088,670
Xstrata plc	511,780	11,948,937

		281,906,086

Taiwan (0.0%)
Hon Hai Precision Industry (GDR) (Registered)	106,285	1,222,277
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	900	8,919

		1,231,196

United Kingdom (15.9%)
Aviva plc	1,370,528	16,587,620
BAE Systems plc	3,920,507	25,693,800
Barclays plc	1,720,400	18,045,865
BHP Billiton plc	1,054,761	17,193,175
BP plc	1,920,336	20,406,801
British American Tobacco plc	587,900	13,120,605
Corus Group plc	5,311,100	5,379,520
Enterprise Inns plc	906,641	14,599,744
Friends Provident plc	3,402,120	11,067,917
George Wimpey plc	1,003,383	8,268,277
GlaxoSmithKline plc	1,091,478	27,526,046
HBOS plc	1,038,210	17,698,706
Intercontinental Hotels Group plc	675,008	9,728,294
International Power plc*	1,064,500	4,376,815
J Sainsbury plc	2,115,800	11,450,825
Lloyds TSB Group plc	337,800	2,832,900
Marks & Spencer Group plc	1,954,527	16,944,943
Mitchells & Butlers plc	1,256,400	9,015,945
Persimmon plc	611,200	13,199,912
Prudential plc	367,848	3,473,267
Punch Taverns plc	700,400	10,208,475
Royal & Sun Alliance Insurance Group plc	614,400	1,326,375
Royal Bank of Scotland Group plc	665,512	20,051,186
SABMiller plc	1,287,261	23,447,095
Tate & Lyle plc	972,900	9,403,373
Trinity Mirror plc	281,500	2,769,109
Vodafone Group plc	6,222,400	13,406,293
Whitbread plc	563,305	9,177,341
Wolseley plc	110,379	2,321,291

		358,721,515

Total Common Stocks (96.2%) (Cost $1,711,273,516)		2,175,700,308

	Number of Warrants
WARRANTS:
Argentina (0.6%)
Credit Suisse First Boston, $1.00, expiring 12/31/49*	661,000	12,367,310

Luxembourg (0.9%)
Infosys Technologies, Ltd., $1.00, expiring 8/28/08 * §	54,262	14,776,085
Taiwan Semiconductor Manufacturing Co., Ltd., $1.00, expiring 11/22/10*	2,602,907	4,959,808

		19,735,893

Netherlands (0.3%)
ABN Amro Bank N.V., $1.00, expiring 1/9/07*	3,917,209	7,442,697

Total Warrants (1.8%) (Cost $33,836,405)		39,545,900

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (13.2%)
Ajax Bambino Funding Ltd.
4.36%, 1/18/06	$4,981,917	$4,981,917
Allstate Life Global Funding
4.37%, 1/30/07 (l)	2,000,000	2,000,000
Allstate Life Insurance
4.37%, 1/30/07 (l)	15,000,000	15,000,000
American Express Credit Corp.
4.36%, 6/12/07 (l)	5,000,000	5,000,000
CC USA, Inc.
4.33%, 5/5/06 (l)	9,999,510	9,999,510
Dorada Finance, Inc.
4.30%, 8/3/06 (l)	4,995,952	4,995,952
Fifth Third Bancorp
4.35%, 1/30/07 (l)	2,000,000	2,000,000
General Electric Capital Corp.
4.36%, 5/12/06 (l)	5,005,149	5,005,149
Goldman Sachs Group LP
4.39%, 1/2/07 (l)	10,000,000	10,000,000
Goldman Sachs Group, Inc.
4.38%, 1/30/07 (l)	5,000,051	5,000,051
Merrill Lynch & Co.
4.36%, 5/5/06 (l)	10,000,000	10,000,000
4.55%, 3/19/07 (l)	17,014,787	17,014,787
Morgan Stanley
4.43%, 1/2/07 (l)	5,000,000	5,000,000
Natexis Banques Populaires N.Y.
4.36%, 11/13/06 (l)	24,988,953	24,988,953
New York Life Insurance Co.
4.37%, 3/30/06 (l)	15,000,000	15,000,000
Nomura Securities
4.29%, 1/3/06	77,871,368	77,871,368
Swedbank N.Y.
4.38%, 6/20/06 (l)	9,997,017	9,997,017
4.38%, 7/14/06 (l)	3,998,770	3,998,770
Unicredito Italiano N.Y.
3.96%, 10/4/06 (l)	24,985,742	24,985,742
U.S. Bank N.A.
4.29%, 10/2/06 (l)	10,995,598	10,995,598
Wells Fargo & Co.
4.36%, 12/31/07 (l)	12,000,000	12,000,000
Wells Fargo Bank/San Francisco
4.30%, 12/1/06 (l)	22,000,000	22,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		297,834,814

Time Deposit (1.3%)
JPMorgan Chase Nassau
3.68%, 1/3/06	29,758,318	29,758,318

Total Short-Term Investments (14.5%) (Amortized Cost $327,593,132)		327,593,132

Total Investments (112.5%) (Cost/Amortized Cost $2,072,703,053)		2,542,839,340
Other Assets Less Liabilities (-12.5%)		(282,321,981)

Net Assets (100%)		$2,260,517,359

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $14,776,085 or 0.65% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

CVA — Dutch Certification

GDR — Global Depositary Receipt

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

At December 31, 2005 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/05	Unrealized Appreciation
Dow Jones Euro Stock 50 Index	242	March-06	$10,091,672	$10,241,985	$150,313

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,308,518,655
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,403,107,102

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation.	$485,918,614
Aggregate gross unrealized depreciation.	(29,932,393)

Net unrealized appreciation	$455,986,221

Federal income tax cost of investments	$2,086,853,119

At December 31, 2005, the Portfolio had loaned securities with a total value of $281,974,728. This was secured by collateral of $297,834,814 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $150,710,755 which $51,342,146 expires in the year 2009, $61,620,674 expires in the year 2010, and $37,747,935 expires in the year 2011.

Included in the capital loss carryforward amounts are $25,861,953 of losses acquired from EQ/International Equity Index Portfolio as a result of a tax-free reorganization that occurred during the year ended 2003, and $23,155,136 of losses acquired from EQ/Alliance Global Portfolio as a result of a tax-free reorganization that occurred during the year ended 2002. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S.Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized net capital loss carryforward of $243,703,855 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.5%)
Hotels, Restaurants & Leisure (0.1%)
Starbucks Corp.*	40,100	$1,203,401

Household Durables (1.2%)
Pulte Homes, Inc.	319,300	12,567,648

Internet & Catalog Retail (3.5%)
eBay, Inc.*	886,066	38,322,354

Media (2.0%)
E.W. Scripps Co., Class A^	285,500	13,709,710
Getty Images, Inc.*^	54,000	4,820,580
Lamar Advertising Co., Class A*^	73,200	3,377,448

		21,907,738

Multiline Retail (3.4%)
Target Corp.	677,900	37,264,163

Specialty Retail (3.3%)
Lowe’s Cos., Inc.	518,233	34,545,412
Sherwin-Williams Co.	41,500	1,884,930

		36,430,342

Total Consumer Discretionary		147,695,646

Consumer Staples (5.4%)
Food & Staples Retailing (1.6%)
Walgreen Co.	186,900	8,272,194
Whole Foods Market, Inc.^	125,000	9,673,750

		17,945,944

Household Products (3.8%)
Procter & Gamble Co.	717,300	41,517,324

Total Consumer Staples		59,463,268

Energy (8.0%)
Energy Equipment & Services (7.8%)
GlobalSantaFe Corp.	189,700	9,134,055
Halliburton Co.	637,600	39,505,696
Nabors Industries Ltd.*^	423,700	32,095,275
Schlumberger Ltd.	44,000	4,274,600

		85,009,626

Oil & Gas (0.2%)
Noble Energy, Inc.	63,500	2,559,050

Total Energy		87,568,676

Financials (11.5%)
Capital Markets (6.7%)
E*Trade Financial Corp.*	141,800	2,957,948
Franklin Resources, Inc.	224,900	21,142,849
Goldman Sachs Group, Inc.	150,200	19,182,042
Legg Mason, Inc.	94,200	11,274,798
Merrill Lynch & Co., Inc.	47,000	3,183,310
Northern Trust Corp.	97,700	5,062,814
UBS AG (Registered)	115,500	10,989,825

		73,793,586

Insurance (4.8%)
ACE Ltd.	186,900	9,987,936
American International Group, Inc.	409,799	27,960,586
Progressive Corp.	123,701	14,445,803

		52,394,325

Total Financials		126,187,911

Health Care (22.5%)
Biotechnology (6.4%)
Affymetrix, Inc.*^	182,400	8,709,600
Amgen, Inc.*	140,801	11,103,567
Genentech, Inc.*	436,900	40,413,250
Gilead Sciences, Inc.*	198,400	10,441,792

		70,668,209

Health Care Equipment & Supplies (5.2%)
Alcon, Inc.	200,700	26,010,720
St. Jude Medical, Inc.*	504,400	25,320,880
Zimmer Holdings, Inc.*	79,100	5,334,504

		56,666,104

Health Care Providers & Services (7.6%)
Caremark Rx, Inc.*	258,800	13,403,252
UnitedHealth Group, Inc.	551,300	34,257,782
WellPoint, Inc.*	453,000	36,144,870

		83,805,904

Pharmaceuticals (3.3%)
Teva Pharmaceutical Industries Ltd. (ADR)^	829,000	35,655,290

Total Health Care		246,795,507

Industrials (6.0%)
Aerospace & Defense (1.9%)
Boeing Co.	295,600	20,762,944

Electrical Equipment (0.6%)
Emerson Electric Co.	87,900	6,566,130

Industrial Conglomerates (3.5%)
General Electric Co.	954,700	33,462,235
Textron, Inc.	67,200	5,173,056

		38,635,291

Total Industrials		65,964,365

Information Technology (31.9%)
Communications Equipment (9.1%)
Corning, Inc.*	1,287,300	25,308,318
Juniper Networks, Inc.*	1,255,700	28,002,110
QUALCOMM, Inc.	1,072,100	46,186,068

		99,496,496

Computers & Peripherals (5.6%)
Apple Computer, Inc.*	618,600	44,471,154
Network Appliance, Inc.*	637,500	17,212,500

		61,683,654

Internet Software & Services (8.5%)
Google, Inc., Class A*	122,600	50,861,836
Yahoo!, Inc.*	1,079,700	42,302,646

		93,164,482

Semiconductors & Semiconductor Equipment (7.1%)
Broadcom Corp., Class A*	680,500	32,085,575
Marvell Technology Group Ltd.*^	589,000	33,037,010
Texas Instruments, Inc.	385,200	12,353,364

		77,475,949

Software (1.6%)
Electronic Arts, Inc.*	329,400	17,230,914

Total Information Technology		349,051,495

Telecommunication Services (0.2%)
Wireless Telecommunication Services (0.2%)
America Movil S.A. de C.V. (ADR)	76,600	2,241,316

Total Telecommunication Services		2,241,316

Total Common Stocks (99.0%) (Cost $856,402,139)		1,084,968,184

EQ ADVISORS TRUST

EQ/ALLIANCE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Principal Amount	Value (Note1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (7.6%)
Ajax Bambino Funding Ltd.
4.36%, 1/18/06	$4,981,917	$4,981,917
Bank of America Corp.
4.31%, 8/10/06 (l)	5,000,000	5,000,000
Dorada Finance, Inc.
4.30%, 8/3/06 (l)	3,996,762	3,996,762
New York Life Insurance
4.40%, 3/30/06 (l)	3,000,000	3,000,000
Nomura Securities
4.29%, 1/3/06	56,675,657	56,675,657
Royal Bank of Canada
4.30%, 10/3/06 (l)	8,998,465	8,998,465

Total Short-Term Investments of Cash Collateral for Securities Loaned		82,652,801

Time Deposit (1.3%)
JPMorgan Chase Nassau
3.68%, 1/3/06	14,594,181	14,594,181

Total Short-Term Investments (8.9%)
(Amortized Cost $97,246,982)		97,246,982

Total Investments (107.9%)
(Cost/Amortized Cost $ 953,649,121)		1,182,215,166
Other Assets Less Liabilities (-7.9%)		(86,155,556)

Net Assets (100%)		$1,096,059,610

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$586,011,572
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$773,170,894

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$230,334,570
Aggregate gross unrealized depreciation	(2,791,779)

Net unrealized appreciation	$227,542,791

Federal income tax cost of investments	$954,672,375

At December 31, 2005, the Portfolio had loaned securities with a total value of $78,776,749. This was secured by collateral of $82,652,801 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $26,486 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $607,475,722 of which $245,011,495 expires in the year 2009, $258,581,589 expires in the year 2010 and $103,882,638 expires in the year 2011.

The Portfolio utilized $95,750,065 in capital loss carryforward during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (14.0%)
Asset-Backed Securities (3.3%)
Aegis Asset Backed Securities Trust,
Series 04-3 A2A
4.579%, 9/25/34 (l)	$3,639,010	$3,638,990
American Express Credit Account Master Trust,
Series 05-1 A
4.399%, 10/15/12 (l)	6,410,000	6,423,609
Bayview Financial Acquisition Trust,
Series 05-D AF2
5.402%, 12/28/35 (l)	7,075,000	7,102,635
Capital Auto Receivables Asset Trust,
Series 05-SN1A A3A
4.100%, 6/15/08	8,075,000	8,011,408
Capital One Prime Auto Receivables Trust,
Series 05-1 A3
4.320%, 8/17/09 §	11,855,000	11,770,211
Citifinancial Mortgage Securities, Inc.
Series 03-1 AFPT
3.360%, 1/25/33 (e)	2,300,617	2,194,432
Credit-Based Asset Servicing and Securitization,
Series 05-CB7 AF2
5.147%, 11/25/35 (e)	4,620,000	4,605,055
Equity One ABS, Inc.,
Series 04-3 AF1
4.539%, 7/25/34 (l)	103,338	103,320
MBNA Credit Card Master Note Trust,
Series 03-A6 A6
2.750%, 10/15/10	4,510,000	4,305,565
Merrill Lynch Mortgage Investors, Inc.,
Series 04-SL1 A
4.639%, 4/25/35 (l)	51,422	51,431
Morgan Stanley ABS Capital I,
Series 04-HE4-A3
4.579%, 5/25/34 (l)	1,014,507	1,014,501
Providian Gateway Master Trust,
Series 04-DA A
3.350%, 9/15/11 (b)	6,465,000	6,312,465
Residential Asset Mortgage Products, Inc.,
Series 04-SP1 AI1
4.559%, 6/25/13 (l)	245,924	245,942
Residential Asset Securities Corp.,
Series 02-KS7 A2
4.749%, 11/25/32 (l)	1,700,996	1,703,367
Series 03-KS3 A2
4.679%, 5/25/33 (l)	1,182,266	1,183,805
Series 04-KS7 AI1
4.529%, 10/25/21 (l)	593,413	593,460
Residential Funding Mortgage Securities II,
Series 04-HS2 AI1
4.529%, 12/25/18 (l)	17,036	17,033
Series 05-HI2 A3
4.460%, 5/25/35	4,080,000	4,002,158
Structured Asset Investment Loan Trust,
Series 04-5 A2
4.559%, 5/25/34 (l)	1,598,775	1,599,250
Series 05-1 A3
4.499%, 2/25/35 § (l)	739,679	739,747

		65,618,384

Non-Agency CMO (10.7%)
Banc of America Commercial Mortgage, Inc.,
Series 04-3 A5
5.304%, 6/10/39 (l)	9,465,000	9,642,529
Series 04-4 A3
4.128%, 7/10/42	6,190,000	6,011,095
Series 04-6 A2
4.161%, 12/10/42	8,270,000	8,013,010
Series 05-1 A3
4.877%, 11/10/42	9,140,000	9,070,536
Bear Stearns Asset Backed Securities, Inc.,
Series 05-SD1 1A1
4.529%, 4/25/22 (l)	2,939,340	2,940,311
Bear Stearns Commercial Mortgage Securities,
Series 05-PWR7 A3
5.116%, 2/11/41 (l)	22,180,000	22,097,360
Credit Suisse First Boston Mortgage Securities Corp.,
Series 04-C5 A2
4.183%, 11/15/37	6,995,000	6,777,080
Series 03-CK2 A2
3.861%, 3/15/36	5,425,000	5,295,355
GE Capital Commercial Mortgage Corp.,
Series 04-C3 A4
4.863%, 7/10/45	7,710,000	7,641,110
Series 04-C3 A4
5.189%, 7/10/39 (l)	6,645,000	6,650,470
Greenwich Capital Commercial Funding Corp.,
Series 03-C1 A4
4.111%, 7/5/35	6,385,000	5,996,665
Series 03-C2 A3
4.533%, 1/5/36	8,390,000	8,182,551
Series 05-GG3 A2
4.305%, 8/10/42	9,040,000	8,802,754
Home Equity Mortgage Trust,
Series 05-4 A3
4.742%, 1/25/36 (e)	4,995,000	4,933,305
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 05-LDP1 A2
4.625%, 3/15/46	9,470,000	9,324,240
Series 05-LDP3 A2
4.851%, 8/15/42	6,780,000	6,711,665
Series 05-LDP4 A2
4.790%, 10/15/42	5,590,000	5,515,353
LB-UBS Comercial Mortgage Trust,
Series 05-C1 A4
4.740%, 2/15/30	5,930,000	5,758,258
Series 04-C7 A2
3.992%, 10/15/29	6,295,000	6,065,893
Series 05-C7 A4
5.197%, 11/15/30 (l)	6,090,000	6,109,900
Series 04-C8 A2
4.201%, 12/15/29	6,525,000	6,337,285
Merrill Lynch Mortgage Investors, Inc.,
Series 05-A8 A1C1
5.250%, 8/25/36 (l)	8,413,658	8,344,158
Merrill Lynch Mortgage Trust,
Series 04-KEY2 A2
4.166%, 8/12/39	5,130,000	4,955,616
Series 05-CK1 A6
5.245%, 11/12/37 (l)	5,075,000	5,130,622
Series 05-MKB2 A2
4.806%, 9/12/42	11,020,000	10,911,587

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Morgan Stanley Capital I,
Series 05-T17 A5
4.780%, 12/13/41^	$9,300,000	$9,047,568
Opteum Mortgage Acceptance Corp.,
Series 05-5 2A1B
5.640%, 12/25/35 (l)	8,125,000	8,157,175
Residential Asset Mortgage Products, Inc.,
Series 04-RS12 AI1
4.519%, 5/25/24 (l)	2,547,012	2,547,740
Series 05-RS1 AII1
4.489%, 1/25/35 (l)	3,838,166	3,839,114
Washington Mutual Mortgage Securities Corp.,
Series 05-AR2 2A22
4.599%, 1/25/45 (l)	5,364,052	5,362,375

		216,172,680

Total Asset-Backed and Mortgage-Backed Securities		281,791,064

Consumer Discretionary (2.0%)
Automobiles (0.1%)
DaimlerChrysler NA Holdings Corp.
4.875%, 6/15/10	1,970,000	1,923,482

Household Durables (0.1%)
Fortune Brands, Inc.
2.875%, 12/1/06	2,050,000	2,006,179

Media (1.8%)
British Sky Broadcasting plc
6.875%, 2/23/09	1,450,000	1,518,974
BSKYB Finance UK Plc
5.625%, 10/15/15 (b)	3,740,000	3,722,702
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	3,065,000	4,015,754
Comcast Cable Communications, Inc.
6.875%, 6/15/09	3,930,000	4,127,801
Comcast Corp.
5.500%, 3/15/11	4,290,000	4,313,269
5.300%, 1/15/14	3,365,000	3,301,226
News America, Inc.
6.550%, 3/15/33^	2,205,000	2,267,889
Time Warner Entertainment Co. LP
8.375%, 3/15/23	5,760,000	6,660,363
Time Warner, Inc.
6.875%, 5/1/12^	2,845,000	3,028,446
WPP Finance UK Corp.
5.875%, 6/15/14	2,445,000	2,481,445

		35,437,869

Total Consumer Discretionary		39,367,530

Consumer Staples (1.3%)
Food & Staples Retailing (0.3%)
Kroger Co.
7.800%, 8/15/07	3,860,000	4,010,289
Safeway, Inc.
4.800%, 7/16/07	1,500,000	1,493,482
6.500%, 3/1/11	1,090,000	1,128,704

		6,632,475

Food Products (1.0%)
ConAgra Foods, Inc.
7.875%, 9/15/10	2,380,000	2,622,146
6.750%, 9/15/11	695,000	740,296
General Mills, Inc.
5.125%, 2/15/07	8,030,000	8,023,110
Kraft Foods, Inc.
4.125%, 11/12/09	9,040,000	8,747,629

		20,133,181

Total Consumer Staples		26,765,656

Energy (1.1%)
Oil & Gas (1.1%)
Amerada Hess Corp.
6.650%, 8/15/11	5,090,000	5,469,470
7.875%, 10/1/29	3,410,000	4,129,111
Conoco, Inc.
6.950%, 4/15/29	3,435,000	4,145,712
Enterprise Products Operating LP
5.600%, 10/15/14	2,245,000	2,243,246
Valero Energy Corp.
6.875%, 4/15/12	4,140,000	4,511,085
7.500%, 4/15/32^	1,625,000	1,974,848

Total Energy		22,473,472

Financials (10.1%)
Capital Markets (0.6%)
Credit Suisse First Boston USA, Inc.
5.500%, 8/15/13	1,005,000	1,025,194
Goldman Sachs Group, Inc.
4.750%, 7/15/13	3,590,000	3,482,192
JPMorgan Chase & Co.
6.750%, 2/1/11	6,910,000	7,401,142

		11,908,528

Commercial Banks (1.9%)
Bank of America Corp.
4.500%, 8/1/10	10,140,000	9,964,507
Barclays Bank plc
8.550%, 9/29/49 § (l)	4,180,000	4,822,378
Huntington National Bank
4.375%, 1/15/10	3,135,000	3,073,156
Korea Development Bank
4.625%, 9/16/10^	3,000,000	2,940,072
Mizuho Financial Group Cayman Ltd.
8.375%, 12/31/49	4,915,000	5,325,403
Resona Bank Ltd.
5.850%, 9/29/49 (b)(l)	860,000	856,366
Sumitomo Mitsui Banking Corp.
5.625%, 7/29/49 § (l)	1,535,000	1,529,253
Suntrust Bank
4.540%, 6/2/09 (l)	3,395,000	3,407,680
UFJ Bank Ltd./New York
7.400%, 6/15/11	975,000	1,076,633
Wells Fargo & Co.
4.200%, 1/15/10	3,080,000	2,998,475
Zions Bancorporation
5.500%, 11/16/15^	2,390,000	2,407,645

		38,401,568

Consumer Finance (1.4%)
American General Finance Corp.
4.625%, 5/15/09	7,590,000	7,513,819
Boeing Capital Corp.
4.750%, 8/25/08	1,385,000	1,381,294
HSBC Finance Corp.
6.500%, 11/15/08	6,940,000	7,222,979
7.000%, 5/15/12	2,340,000	2,559,658
MBNA Corp.
4.625%, 9/15/08	3,695,000	3,668,185
SLM Corp.
4.500%, 7/26/10	5,925,000	5,800,694

		28,146,629

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount		Value (Note 1)
Diversified Financial Services (4.2%)
CIT Group, Inc.
4.588%, 5/18/07 (l)		$2,360,000	$2,366,393
7.750%, 4/2/12		8,410,000	9,538,042
Citigroup, Inc.
4.600%, 6/9/09^ (l)		2,420,000	2,424,852
4.625%, 8/3/10^		5,500,000	5,423,830
Core Investment Grade Bond Trust I
4.659%, 11/30/07		10,205,000	10,097,643
General Electric Capital Corp.
4.000%, 2/17/09^		10,010,000	9,763,894
4.375%, 11/21/11		3,800,000	3,689,294
6.750%, 3/15/32^		2,095,000	2,459,218
ILFC E-Capital Trust I
5.900%, 12/21/65 (b) (l)		1,300,000	1,305,108
Mangrove Bay Pass-Through Trust
6.102%, 7/15/33 § (l)		6,965,000	6,911,927
Merrill Lynch & Co., Inc.
4.790%, 8/4/10^		10,715,000	10,594,478
Resona Preferred Global Securities Cayman Ltd.
7.191%, 12/29/49 § (l)		1,590,000	1,686,949
Textron Financial Corp.
4.125%, 3/3/08		3,220,000	3,170,476
UFJ Finance Aruba AEC
6.750%, 7/15/13		2,520,000	2,751,500
Washington Mutual Financial Corp.
6.875%, 5/15/11		8,730,000	9,464,682
ZFS Finance USA Trust I
6.150%, 12/15/65^ (b)(l)		2,585,000	2,603,788

			84,252,074

Insurance (1.0%)
Assurant, Inc.
5.625%, 2/15/14		2,710,000	2,744,756
Berkshire Hathaway Finance Corp.
4.200%, 12/15/10^		3,970,000	3,843,464
Liberty Mutual Group, Inc.
5.750%, 3/15/14 §		2,795,000	2,758,877
Royal & Sun Alliance Insurance Group plc
8.950%, 10/15/29^		2,605,000	3,326,523
Zurich Capital Trust I
8.375%, 06/01/37 §		6,100,000	6,601,786

			19,275,406

Real Estate (0.3%)
iStar Financial, Inc.(REIT)
5.150%, 3/1/12		2,035,000	1,970,802
Prologis Trust
7.050%, 7/15/06		1,835,000	1,850,368
Simon Property Group LP
6.375%, 11/15/07		2,575,000	2,631,248

			6,452,418

Thrifts & Mortgage Finance (0.7%)
Countrywide Home Loans, Inc.
4.250%, 12/19/07		4,495,000	4,432,425
4.000%, 3/22/11		4,980,000	4,685,871
Washington Mutual, Inc.
4.000%, 1/15/09		5,270,000	5,111,252

			14,229,548

Total Financials			202,666,171

Government Securities (61.2%)
Foreign Governments (8.8%)
Development Bank of Japan
1.600%, 6/20/14	JPY	9,410,000,000	81,636,992
Mexican Bonds
10.000%, 12/5/24	MXN	142,700,000	15,163,883
Sweden Government Bond
5.000%, 1/28/09^	SEK	299,380,000	39,840,343
5.250%, 3/15/11		129,640,000	17,908,453
United Mexican States
4.625%, 10/8/08^		$11,315,000	11,173,563
7.500%, 1/14/12^		2,095,000	2,337,287
7.500%, 1/14/12^		7,905,000	8,814,075

			176,874,596

U.S. Government Agencies (40.2%)
Federal Home Loan Mortgage Corp.
4.500%, 8/1/35		1,806,901	1,699,993
4.500%, 9/1/35		8,190,581	7,705,972
4.500%, 10/1/35		29,814,185	28,050,179
6.000%, 1/15/36 TBA		7,045,000	7,113,252
Federal National Mortgage Association
3.875%, 11/17/08^		19,725,000	19,231,224
5.500%, 6/1/09		13,666	13,782
5.500%, 10/1/13		814,204	821,677
5.500%, 12/1/13		15,826	15,955
5.500%, 2/1/14		55,836	56,291
5.500%, 3/1/14		43,056	43,407
5.500%, 10/1/16		56,223	56,635
5.500%, 11/1/16		481,947	485,480
5.500%, 2/1/17		363,124	365,786
6.000%, 2/1/17		5,372,789	5,491,791
5.500%, 8/1/17		274,095	275,990
5.500%, 9/1/17		6,962,582	7,010,707
5.500%, 10/1/17		544,767	548,532
5.500%, 11/1/17		1,699,918	1,711,667
5.500%, 12/1/17		270,491	272,361
5.500%, 2/1/18		3,966,131	3,993,227
5.500%, 3/1/18		1,860,272	1,872,934
5.500%, 4/1/18		724,563	729,521
5.500%, 5/1/18		423,320	426,130
5.500%, 7/1/18		6,373,026	6,415,336
5.500%, 9/1/18		13,967	14,060
5.500%, 10/1/18		894,542	900,481
5.500%, 11/1/18		2,215,778	2,230,489
5.500%, 12/1/18		5,990,194	6,031,096
5.000%, 4/1/19		38,232,000	37,778,186
5.500%, 1/1/19		258,439	260,155
5.500%, 4/1/19		6,334,619	6,376,674
5.500%, 5/1/19		666,453	671,059
5.500%, 6/1/19		140,100	141,018
5.500%, 7/1/19		926,697	932,766
5.500%, 8/1/19		8,716,688	8,773,774
5.500%, 9/1/19		1,045,352	1,052,219
5.500%, 10/1/19		23,720	23,875
5.500%, 11/1/19		1,914,425	1,927,043
5.500%, 12/1/19		1,287,521	1,295,954
5.500%, 1/1/20		936,389	942,522
5.500%, 2/1/20		547,703	551,275
5.500%, 3/1/20		256,836	258,536
5.500%, 4/1/20		76,954	77,444
5.500%, 6/1/20		62,418	62,816
5.500%, 7/1/20		591,617	595,391
6.000%, 7/1/20		10,306,030	10,534,933
9.000%, 8/1/26		9,204	9,986
5.500%, 4/1/33		16,517,928	16,396,794
5.500%, 4/1/34		9,198,654	9,110,209
5.500%, 5/1/34		5,622,233	5,581,002
5.500%, 2/1/35		55,069,203	54,651,315
5.500%, 9/1/20		5,028,746	5,060,823
5.500%, 10/1/20		1,224,886	1,232,699
5.500%, 7/1/33		48,354,764	47,889,833
6.000%, 9/1/35		63,587,438	64,189,560
4.500%, 1/25/21 TBA		62,910,000	61,199,603

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
5.000%, 1/25/21 TBA	$24,580,000	$24,311,144
5.000%, 1/25/36 TBA	26,575,000	25,744,531
5.500%, 1/25/36 TBA	141,250,000	139,837,500
6.000%, 1/25/36 TBA	71,540,000	72,188,295
6.500%, 1/25/36 TBA	72,240,000	74,091,150
5.000%, 2/25/36 TBA	30,805,000	29,823,090
Government National Mortgage Association
8.500%, 10/15/17	4,534	4,893
8.500%, 11/15/17	16,160	17,439
8.000%, 7/15/26	1,489	1,594

		807,181,055

U.S. Treasuries (12.2%)
U.S. Treasury Bonds
7.250%, 5/15/16^	23,450,000	28,794,044
5.375%, 2/15/31^	79,506,000	89,307,579
U.S. Treasury Notes
3.875%, 7/31/07^	59,320,000	58,838,025
4.250%, 10/31/07^	21,260,000	21,197,708
3.875%, 9/15/10^	3,360,000	3,290,045
1.625%, 1/15/15	886,635	854,182
4.500%, 11/15/15^	22,530,000	22,714,814
Inflation Indexed
2.000%, 7/15/14^	19,828,037	19,717,278

		244,713,675

Total Government Securities		1,228,769,326

Health Care (1.1%)
Health Care Providers & Services (0.9%)
Aetna, Inc.
7.375%, 3/1/06	5,080,000	5,099,797
WellPoint, Inc.
3.500%, 9/1/07	5,320,000	5,189,591
4.250%, 12/15/09	6,970,000	6,789,031
4.250%, 8/15/15	1,250,000	1,222,237

		18,300,656

Pharmaceuticals (0.2%)
Wyeth
5.500%, 2/1/14	3,187,000	3,228,281

Total Health Care		21,528,937

Industrials (0.6%)
Aerospace & Defense (0.1%)
Raytheon Co.
6.750%, 8/15/07	2,782,000	2,850,075

Commercial Services & Supplies (0.2%)
Waste Management, Inc.
6.875%, 5/15/09	3,550,000	3,742,957

Industrial Conglomerates (0.3%)
Hutchison Whampoa International Ltd.
7.450%, 11/24/33 §	3,445,000	3,979,106
Textron, Inc.
6.375%, 11/15/08	2,085,000	2,165,106

		6,144,212

Total Industrials		12,737,244

Information Technology (0.4%)
Communications Equipment (0.0%)
Motorola, Inc.
7.625%, 11/15/10	402,000	446,877

Computers & Peripherals (0.1%)
International Business Machines Corp.
4.375%, 6/1/09	1,215,000	1,199,763

IT Services (0.3%)
Pershing Road Development Co. LLC
4.810%, 9/1/26 § (l)	6,590,000	6,590,000

Total Information Technology		8,236,640

Materials (0.7%)
Chemicals (0.1%)
Lubrizol Corp.
4.625%, 10/1/09^	1,955,000	1,916,142

Containers & Packaging (0.1%)
Packaging Corp. of America
5.750%, 8/1/13^	2,675,000	2,627,061

Metals & Mining (0.2%)
Ispat Inland ULC
9.750%, 4/1/14	1,695,000	1,919,587
Teck Cominco Ltd.
6.125%, 10/1/35	1,335,000	1,320,250

		3,239,837

Paper & Forest Products (0.3%)
International Paper Co.
5.300%, 4/1/15	3,675,000	3,539,562
Weyerhaeuser Co.
5.950%, 11/1/08	2,805,000	2,861,661

		6,401,223

Total Materials		14,184,263

Telecommunication Services (3.1%)
Diversified Telecommunication Services (2.1%)
British Telecommunications plc
8.375%, 12/15/10	7,320,000	8,332,803
Deutsche Telekom International Finance BV
8.000%, 6/15/10	2,750,000	3,117,870
Sprint Capital Corp.
8.375%, 3/15/12	8,920,000	10,337,950
Telecom Italia Capital S.A.
4.000%, 11/15/08	2,195,000	2,128,696
4.000%, 1/15/10	8,010,000	7,629,108
6.375%, 11/15/33	2,740,000	2,771,609
TELUS Corp.
7.500%, 6/1/07	4,040,000	4,171,845
Verizon Global Funding Corp.
4.900%, 9/15/15	2,565,000	2,482,933

		40,972,814

Wireless Telecommunication Services (1.0%)
AT&T Wireless Services, Inc.
8.750%, 3/1/31	3,690,000	4,888,578
Cingular Wireless LLC
5.625%, 12/15/06	4,550,000	4,582,856
New Cingular Wireless Services, Inc.
7.350%, 3/1/06 (b)	2,545,000	2,555,541
7.875%, 3/1/11	7,870,000	8,830,581

		20,857,556

Total Telecommunication Services		61,830,370

Utilities (2.4%)
Electric Utilities (2.0%)
Carolina Power & Light Co.
6.500%, 7/15/12	4,940,000	5,292,672
Consumers Energy Co.
4.250%, 4/15/08	1,955,000	1,914,758
FirstEnergy Corp.
6.450%, 11/15/11	4,850,000	5,140,985
7.375%, 11/15/31	4,670,000	5,510,460

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Midamerican Energy Holdings Co.
5.875%, 10/1/12	$1,765,000	$1,822,121
Pacific Gas & Electric Co.
4.800%, 3/1/14	3,790,000	3,693,457
6.050%, 3/1/34	2,790,000	2,887,536
Progress Energy, Inc.
7.100%, 3/1/11	3,345,000	3,608,987
Public Service Co. of Colorado, Inc.
7.875%, 10/1/12	1,925,000	2,240,979
SPI Electricity & Gas Australia Holdings Property Ltd.
6.150%, 11/15/13 §	3,950,000	4,216,609
Xcel Energy, Inc.
7.000%, 12/1/10	2,390,000	2,572,195

		38,900,759

Gas Utilities (0.1%)
NiSource Finance Corp.
7.875%, 11/15/10	2,205,000	2,443,074

Multi-Utilities & Unregulated Power (0.3%)
Duke Capital LLC
8.000%, 10/1/19	4,425,000	5,281,450
Duke Energy Field Services LLC
7.875%, 8/16/10	1,340,000	1,481,962

		6,763,412

Total Utilities		48,107,245

Total Long-Term Debt Securities (98.0%) (Cost $1,974,254,135)		1,968,457,918

SHORT-TERM INVESTMENTS:
Government Securities (21.3%)
Federal Farm Credit Bank
4.13%, 1/13/06 (o)(p)	6,040,000	6,031,014
Federal Home Loan Bank
3.36%, 1/3/06 (o)(p)	65,800,000	65,781,576
4.03%, 1/11/06 (o)(p)	135,055,000	134,888,917
Federal Home Loan Mortgage Corp.
4.08%, 3/3/06 (o)(p)	87,995,000	87,380,619
Federal National Mortgage Association
4.16%, 2/10/06^ (o)(p)	134,660,000	134,024,889

Total Government Securities		428,107,015

Short-Term Investments of Cash Collateral for Securities Loaned (10.5%)
Ajax Bambino Funding Ltd.
4.36%, 1/18/06	4,981,916	4,981,916
Deutsche Bank Financial
4.38%, 1/12/07 (l)	11,000,000	11,000,000
Merrill Lynch & Co.
4.55%, 3/19/07 (l)	10,008,698	10,008,698
Morgan Stanley
4.43%, 1/2/07 (l)	10,000,000	10,000,000
Natexis Banques Populaires N.Y.
4.38%, 2/16/07 (l)	21,994,120	21,994,120
Nomura Securities
4.29%, 1/3/06	107,369,130	107,369,130
Royal Bank of Canada
4.30%, 10/3/06 (l)	9,998,184	9,998,184
Sigma Finance, Inc.
4.37%, 10/24/07 (l)	9,998,056	9,998,056
Swedbank NY
4.38%, 6/20/06 (l)	9,997,017	9,997,017
U.S. Bank NA
4.29%, 10/2/06 (l)	10,995,597	10,995,597
Wells Fargo & Co.
4.36%, 12/31/07 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		211,342,718

Time Deposit (0.5%)
JPMorgan Chase Nassau
3.68%, 1/3/06	9,092,032	9,092,032

Total Short-Term Investments (32.3%) (Cost/Amortized Cost $648,555,574)		648,541,765

Total Investments (130.3%) (Cost/Amortized Cost $2,622,809,709)		2,616,999,683
Other Assets Less Liabilities (-30.3%)		(608,184,223)

Net Assets (100%)		$2,008,815,460

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $51,606,843 or 2.57% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

CMO — Collateralized Mortgage Obligation

JPY — Japanese Yen

MXN — Mexican Peso

REIT — Real Estate Investment Trust

SEK — Swedish Krone

TBA — Security is subject to delayed delivery.

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

At December 31, 2005 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Contract Local Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
Swedish Krones, expiring 1/18/06	478,782	$60,188,474	$60,223,729	$(35,255)
Mexican Peso, expiring 1/19/06	164,175	15,218,261	15,403,652	(185,391)
Japanese Yen, expiring 1/31/06	9,683,465	82,826,246	82,327,831	498,415

				$277,769

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$8,670,127,177
U.S. Government securities	1,712,844,441

$10,382,971,618

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$8,553,092,237
U.S. Government securities	1,711,134,263

$10,264,226,500

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,499,058
Aggregate gross unrealized depreciation	(15,455,536)

Net unrealized depreciation	$(5,956,478)

Federal income tax cost of investments	$2,622,956,161

At December 31, 2005, the Portfolio had loaned securities with a total value of $352,988,229. This was secured by collateral of $211,342,718 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $149,037,306 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $1,234,907 which expires in the year 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.5%)
Auto Components (1.1%)
BorgWarner, Inc.	224,100	$13,587,183

Distributors (1.1%)
LKQ Corp.*	384,200	13,301,004

Hotels, Restaurants & Leisure (3.9%)
Gaylord Entertainment Co.*	375,900	16,385,481
Orient-Express Hotels Ltd.	548,600	17,291,872
Station Casinos, Inc.	197,900	13,417,620

		47,094,973

Internet & Catalog Retail (0.7%)
Coldwater Creek, Inc.*	262,000	7,998,860

Leisure Equipment & Products (1.4%)
MarineMax, Inc.*	552,300	17,436,111

Media (1.4%)
Getty Images, Inc.*	183,400	16,372,118

Specialty Retail (1.0%)
Hibbett Sporting Goods, Inc.*	425,600	12,121,088

Textiles, Apparel & Luxury Goods (1.9%)
Carter’s, Inc.*	381,600	22,457,160

Total Consumer Discretionary		150,368,497

Consumer Staples (0.9%)
Food Products (0.9%)
Hain Celestial Group, Inc.*	497,200	10,520,752

Total Consumer Staples		10,520,752

Energy (10.7%)
Energy Equipment & Services (6.2%)
CARBO Ceramics, Inc.	68,200	3,854,664
Cooper Cameron Corp.*	373,060	15,444,684
Global Industries Ltd.*	1,106,300	12,556,505
Grant Prideco, Inc.*	675,200	29,789,824
Patterson-UTI Energy, Inc.	377,000	12,422,150

		74,067,827

Oil & Gas (4.5%)
Bill Barrett Corp.*	336,990	13,011,184
Dresser-Rand Group*.	431,200	10,426,416
Newfield Exploration Co.*	420,300	21,044,421
Noble Energy, Inc.	244,300	9,845,290

		54,327,311

Total Energy		128,395,138

Financials (8.6%)
Capital Markets (2.9%)
Affiliated Managers Group, Inc.*	175,000	14,043,750
BlackRock, Inc., Class A	194,700	21,121,056

		35,164,806

Commercial Banks (0.6%)
Western Alliance Bancorp*	241,600	7,216,592

Diversified Financial Services (3.2%)
Lazard Ltd., Class A	510,800	16,294,520
optionsXpress Holdings, Inc.	528,700	12,979,585
Primus Guaranty Ltd.*	671,890	8,768,164

		38,042,269

Real Estate (1.9%)
CB Richard Ellis Group, Inc., Class A*	386,200	22,727,870

Total Financials		103,151,537

Health Care (18.9%)
Biotechnology (7.1%)
Abgenix, Inc.*.	325,952	7,011,228
Affymetrix, Inc.*	271,100	12,945,025
Coley Pharmaceutical Group, Inc.*	159,700	2,421,052
Cubist Pharmaceuticals, Inc.*	311,300	6,615,125
CV Therapeutics, Inc.*	125,700	3,108,561
Momenta Pharmaceuticals, Inc.*	127,800	2,816,712
Neurocrine Biosciences, Inc.*	46,600	2,923,218
OraSure Technologies, Inc.*	952,321	8,399,471
Protein Design Labs, Inc.*	754,560	21,444,595
Senomyx, Inc.*	663,100	8,036,772
Telik, Inc.*	368,700	6,264,213
Zymogenetics, Inc.*	173,700	2,954,637

		84,940,609

Health Care Equipment & Supplies (7.2%)
ArthroCare Corp.*	309,240	13,031,374
Dade Behring Holdings, Inc.	446,900	18,273,741
Kyphon, Inc.*	330,900	13,510,647
Meridian Bioscience, Inc.	387,800	7,810,292
Nektar Therapeutics*	197,400	3,249,204
Respironics, Inc.*	433,400	16,066,138
Ventana Medical Systems, Inc.*	327,530	13,870,895

		85,812,291

Health Care Providers & Services (4.6%)
Psychiatric Solutions, Inc.*	380,600	22,356,444
United Surgical Partners International, Inc.*	375,665	12,077,630
WellCare Health Plans, Inc.*	522,520	21,344,942

		55,779,016

Total Health Care		226,531,916

Industrials (20.7%)
Aerospace & Defense (1.9%)
Hexcel Corp.*	1,229,000	22,183,450

Air Freight & Logistics (1.0%)
Expeditors International of Washington, Inc.	186,005	12,557,198

Commercial Services & Supplies (13.1%)
Administaff, Inc.	474,700	19,961,135
American Reprographics Co.*	616,900	15,675,429
Chemed Corp.	310,600	15,430,608
Corporate Executive Board Co.	200,500	17,984,850
Global Cash Access, Inc.*	756,700	11,040,253
Laureate Education, Inc.*	387,800	20,363,378
Resources Connection, Inc.*	953,100	24,837,786
Stericycle, Inc.*	250,990	14,778,291
Strayer Education, Inc.	187,600	17,578,120

		157,649,850

Electrical Equipment (0.5%)
Ametek, Inc.	139,700	5,942,838

Machinery (2.9%)
Idex Corp.	328,600	13,508,746
Joy Global, Inc.	537,600	21,504,000

		35,012,746

Trading Companies & Distributors (1.3%)
MSC Industrial Direct Co.	374,600	15,066,412

Total Industrials		248,412,494

Information Technology (23.6%)
Computers & Peripherals (1.9%)
Electronics for Imaging, Inc.*	848,140	22,569,006

EQ ADVISORS TRUST

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Electronic Equipment & Instruments (0.9%)
Amphenol Corp., Class A	240,920	$10,663,119

Internet Software & Services (1.4%)
aQuantive, Inc.*	656,400	16,567,536

IT Services (4.2%)
Alliance Data Systems Corp.*	353,300	12,577,480
Global Payments, Inc.	345,400	16,099,094
Iron Mountain, Inc.*	511,805	21,608,407

		50,284,981

Semiconductors & Semiconductor Equipment (8.7%)
Exar Corp.*	654,160	8,190,083
Intersil Corp., Class A	788,600	19,620,368
Lam Research Corp.*	426,600	15,221,088
MEMC Electronic Materials, Inc.*	760,300	16,855,851
Microsemi Corp.*	707,635	19,573,184
Semtech Corp.*	770,300	14,065,678
Sirf Technology Holdings, Inc.*	373,500	11,130,300

		104,656,552

Software (6.5%)
Activision, Inc.*	1,137,877	15,634,430
Business Objects S.A. (ADR)*	621,400	25,110,774
Quest Software, Inc.*	1,139,390	16,623,700
VeriFone Holdings, Inc.*	451,400	11,420,420
Wind River Systems, Inc.*	663,200	9,795,464

		78,584,788

Total Information Technology		283,325,982

Materials (1.6%)
Metals & Mining (1.6%)
Allegheny Technologies, Inc.	528,820	19,079,825

Total Materials		19,079,825

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.4%)
NeuStar, Inc. Class A*	534,300	16,290,807

Total Telecommunication Services		16,290,807

Total Common Stocks (98.9%) (Cost $940,529,400)		1,186,076,948

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (1.2%)
JPMorgan Chase Nassau
3.68%, 1/3/06
(Amortized Cost $14,739,835)	$14,739,835	14,739,835

Total Investments (100.1%) (Cost/Amortized Cost $955,269,235)		1,200,816,783
Other Assets Less Liabilities (-0.1%)		(689,698)

Net Assets (100%)		$1,200,127,085

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,128,029,535
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,190,316,966

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$258,782,380
Aggregate gross unrealized depreciation	(14,466,645)

Net unrealized appreciation	$244,315,735

Federal income tax cost of investments	$956,501,048

For the year ended December 31, 2005, the Portfolio incurred approximately $2,090 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $42,735,192 of which $2,706,120 expires in the year 2009 and $40,029,072 expires in the year 2010.

Included in the capital loss carryforward amounts at December 31, 2005 are $2,706,120 of losses acquired from EQ/AXP Strategy Aggressive Portfolio as a result of a tax-free reorganization during the year ended 2002. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized net capital loss carryforward of $131,263,277 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (31.9%)
Auto Components (3.8%)
Johnson Controls, Inc.	4,800	$349,968

Hotels, Restaurants & Leisure (5.0%)
Carnival Corp. (Unit)	3,200	171,104
Yum! Brands, Inc.	6,100	285,968

		457,072

Household Durables (6.8%)
Black & Decker Corp.	3,600	313,056
Mohawk Industries, Inc.*	3,600	313,128

		626,184

Leisure Equipment & Products (2.9%)
Mattel, Inc.	16,400	259,448

Media (13.4%)
Harte-Hanks, Inc.	6,600	174,174
Interpublic Group of Cos., Inc.*	27,800	268,270
McClatchy Co., Class A	2,400	141,840
Omnicom Group, Inc.	3,600	306,468
Tribune Co.	11,200	338,912

		1,229,664

Total Consumer Discretionary		2,922,336

Consumer Staples (2.5%)
Household Products (2.5%)
Clorox Co.	4,100	233,249

Total Consumer Staples		233,249

Financials (24.3%)
Capital Markets (13.2%)
Franklin Resources, Inc.	3,500	329,035
Janus Capital Group, Inc.	13,200	245,916
Northern Trust Corp.	7,800	404,196
T. Rowe Price Group, Inc.	3,200	230,496

		1,209,643

Commercial Banks (3.4%)
Popular, Inc.	6,316	133,583
TD Banknorth, Inc.	6,200	180,110

		313,693

Insurance (7.7%)
Ambac Financial Group, Inc.	4,800	369,888
MBIA, Inc.	5,600	336,896

		706,784

Total Financials		2,230,120

Health Care (14.1%)
Health Care Equipment & Supplies (6.8%)
Baxter International, Inc.	8,300	312,495
Fisher Scientific International, Inc.*	5,000	309,300

		621,795

Health Care Providers & Services (5.2%)
IMS Health, Inc.	9,500	236,740
Omnicare, Inc.	4,300	246,046

		482,786

Pharmaceuticals (2.1%)
Schering-Plough Corp.	9,200	191,820

Total Health Care		1,296,401

Industrials (18.2%)
Commercial Services & Supplies (18.2%)
ARAMARK Corp., Class B	8,200	227,796
Career Education Corp.*	8,000	269,760
Cendant Corp.	11,500	198,375
Dun & Bradstreet Corp.*	2,200	147,312
Equifax, Inc.	2,500	95,050
H&R Block, Inc.	9,200	225,860
Pitney Bowes, Inc.	9,600	405,600
ServiceMaster Co.	8,700	103,965

Total Industrials		1,673,718

Information Technology (4.9%)
IT Services (4.9%)
Accenture Ltd., Class A	15,400	444,598

Total Information Technology		444,598

Total Common Stocks (95.9%) (Cost $8,747,920)		8,800,422

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (19.7%)
JPMorgan Chase Nassau
3.68%, 1/3/06
(Amortized Cost $1,803,802)	$1,803,802	1,803,802

Total Investments (115.6%) (Cost/Amortized Cost $10,551,722)		10,604,224
Other Assets Less Liabilities (-15.6%)		(1,427,818)

Net Assets (100%)		$9,176,406

*	Non-income producing.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the period ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$8,967,607
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$217,432

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$162,911
Aggregate gross unrealized depreciation	(112,841)

Net unrealized appreciation	$50,070

Federal income tax cost of investments	$10,554,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BEAR STEARNS SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (22.0%)
Auto Components (1.9%)
Drew Industries, Inc.*	118,700	$3,346,153

Distributors (4.1%)
Andersons, Inc.	85,800	3,696,264
LKQ Corp.*	104,300	3,610,866

		7,307,130

Hotels, Restaurants & Leisure (4.2%)
Papa John’s International, Inc.*	63,200	3,748,392
Six Flags, Inc.*	467,500	3,604,425

		7,352,817

Household Durables (1.9%)
Cavco Industries, Inc.*	88,400	3,383,952

Multiline Retail (2.0%)
Conn’s, Inc.*	94,200	3,473,154

Specialty Retail (6.2%)
Burlington Coat Factory Warehouse Corp.	84,800	3,409,808
Dress Barn, Inc.*	98,000	3,783,780
Payless Shoesource, Inc.*	148,800	3,734,880

		10,928,468

Textiles, Apparel & Luxury Goods (1.7%)
Tommy Hilfiger Corp.*	191,300	3,106,712

Total Consumer Discretionary		38,898,386

Consumer Staples (7.9%)
Food & Staples Retailing (3.9%)
Great Atlantic & Pacific Tea Co., Inc.*	111,100	3,530,758
Pantry, Inc.*	72,200	3,392,678

		6,923,436

Food Products (2.0%)
Perdigao S.A. (ADR)	50,900	3,477,488

Personal Products (2.0%)
Playtex Products, Inc.*	255,200	3,488,584

Total Consumer Staples		13,889,508

Energy (9.5%)
Energy Equipment & Services (1.7%)
NATCO Group, Inc.*	144,500	2,956,470

Oil & Gas (7.8%)
CE Franklin Ltd.*	280,700	3,898,923
Giant Industries, Inc.*	63,500	3,299,460
Holly Corp.	55,100	3,243,737
World Fuel Services Corp.	100,400	3,385,488

		13,827,608

Total Energy		16,784,078

Financials (2.0%)
Insurance (2.0%)
Argonaut Group, Inc.*	107,300	3,516,221

Total Financials		3,516,221

Health Care (2.1%)
Biotechnology (2.1%)
Kendle International, Inc.*	142,400	3,665,376

Total Health Care		3,665,376

Industrials (40.0%)
Aerospace & Defense (4.4%)
BE Aerospace, Inc.*	190,300	4,186,600
Ladish Co., Inc.*	157,000	3,508,950

		7,695,550

Air Freight & Logistics (1.8%)
Hub Group, Inc., Class A*	88,500	3,128,475

Airlines (3.5%)
Skywest, Inc.	113,500	3,048,610
World Air Holdings, Inc.*	331,700	3,190,954

		6,239,564

Building Products (3.7%)
Lennox International, Inc.	117,300	3,307,860
PW Eagle, Inc.	160,000	3,280,000

		6,587,860

Commercial Services & Supplies (9.4%)
Barrett Business Services*	143,300	3,581,067
Chemed Corp.	67,900	3,373,272
Gevity HR, Inc.	124,500	3,202,140
On Assignment, Inc.*	304,600	3,323,186
SOURCECORP, Inc.*	132,600	3,179,748

		16,659,413

Construction & Engineering (5.8%)
EMCOR Group, Inc.*	48,500	3,275,205
Foster Wheeler Ltd.*	103,100	3,792,018
Quanta Services, Inc.*	244,000	3,213,480

		10,280,703

Electrical Equipment (3.5%)
Lamson & Sessions Co.*	123,200	3,082,464
LSI Industries, Inc.	194,400	3,044,304

		6,126,768

Machinery (4.1%)
Columbus McKinnon Corp/NY*	161,900	3,558,562
Miller Industries, Inc.*	181,900	3,690,751

		7,249,313

Road & Rail (2.0%)
USA Truck, Inc.*	119,500	3,481,035

Trading Companies & Distributors (1.8%)
Watsco, Inc.	54,000	3,229,740

Total Industrials		70,678,421

Information Technology (5.8%)
Electronic Equipment & Instruments (3.9%)
Brightpoint, Inc.*	117,050	3,245,796
Plexus Corp.*	158,300	3,599,742

		6,845,538

IT Services (1.9%)
SYKES Enterprises, Inc.*	247,600	3,310,412

Total Information Technology		10,155,950

Materials (5.9%)
Industrial Conglomerates (1.8%)
Aleris International, Inc.*	101,300	3,265,912

Metals & Mining (4.1%)
A.M. Castle & Co.*	168,600	3,682,224
Oregon Steel Mills, Inc.*	120,100	3,533,342

		7,215,566

Total Materials		10,481,478

Utilities (1.7%)
Multi-Utilities & Unregulated Power (1.7%)
CIA Paranaense De Energia (ADR)	410,100	3,088,053

Total Utilities		3,088,053

Total Common Stocks (96.9%) (Cost $165,102,962)		171,157,471

EQ ADVISORS TRUST

EQ/BEAR STEARNS SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (3.3%)
JPMorgan Chase Nassau
3.68%, 1/3/06
(Amortized Cost $ 5,798,282)	$5,798,282	$5,798,282
Total Investments (100.2%) (Cost/Amortized Cost $170,901,244)		176,955,753
Other Assets Less Liabilities (-0.2%)		(345,377)

Net Assets (100%)		$176,610,376

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$401,321,676
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$331,346,555

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,524,578
Aggregate gross unrealized depreciation	(4,470,069)

Net unrealized appreciation	$6,054,509

Federal income tax cost of investments	$170,901,244

The Portfolio utilized capital loss carryforward of $200,911 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.7%)
Auto Components (1.3%)
American Axle & Manufacturing Holdings, Inc.^	170,300	$3,121,599
Autoliv, Inc.	330,700	15,020,394
BorgWarner, Inc.^	137,800	8,354,814
Cooper Tire & Rubber Co.^	211,000	3,232,520
Dana Corp.^	345,622	2,481,566
Lear Corp.^	102,300	2,911,458
Magna International, Inc., Class A	131,800	9,486,964

		44,609,315

Automobiles (0.5%)
Toyota Motor Corp. (ADR)^	175,700	18,381,734

Hotels, Restaurants & Leisure (1.1%)
McDonald’s Corp.	1,103,900	37,223,508

Household Durables (0.2%)
Newell Rubbermaid, Inc.	303,000	7,205,340

Leisure Equipment & Products (0.3%)
Mattel, Inc.	680,000	10,757,600

Media (4.0%)
Comcast Corp., Class A*	852,300	22,125,708
Interpublic Group of Cos., Inc.*^	1,608,400	15,521,060
Liberty Media Corp., Class A*	1,161,100	9,137,857
Time Warner, Inc.	2,985,500	52,067,120
Viacom, Inc., Class B*	891,700	29,069,420
Walt Disney Co.	618,300	14,820,651

		142,741,816

Multiline Retail (0.5%)
Nordstrom, Inc.	210,200	7,861,480
Target Corp.	190,700	10,482,779

		18,344,259

Specialty Retail (1.3%)
Gap, Inc.	257,200	4,537,008
Limited Brands	805,700	18,007,395
Office Depot, Inc.*	793,400	24,912,760

		47,457,163

Textiles, Apparel & Luxury Goods (0.5%)
Jones Apparel Group, Inc.	341,100	10,478,592
V.F. Corp.	139,100	7,697,794

		18,176,386

Total Consumer Discretionary		344,897,121

Consumer Staples (8.9%)
Beverages (1.4%)
Coca-Cola Co.	833,900	33,614,509
Molson Coors Brewing Co.^	37,200	2,492,028
PepsiCo, Inc.	259,500	15,331,260

		51,437,797

Food & Staples Retailing (1.2%)
Kroger Co.*	1,012,600	19,117,888
Safeway, Inc.	645,900	15,281,994
SUPERVALU, Inc.	275,300	8,941,744

		43,341,626

Food Products (2.7%)
Archer-Daniels-Midland Co.	264,495	6,522,446
Bunge Ltd.^	132,400	7,495,164
ConAgra Foods, Inc.	1,009,600	20,474,688
General Mills, Inc.	412,800	20,359,296
Kellogg Co.	236,200	10,208,564
Kraft Foods, Inc., Class A^	197,200	5,549,208
Sara Lee Corp.	534,600	10,103,940
Unilever N.V. (N.Y. Shares)	218,800	15,020,620

		95,733,926

Household Products (1.2%)
Clorox Co.	342,800	19,501,892
Kimberly-Clark Corp.	384,100	22,911,565

		42,413,457

Tobacco (2.4%)
Altria Group, Inc.	936,500	69,975,280
UST, Inc.^	359,600	14,682,468

		84,657,748

Total Consumer Staples		317,584,554

Energy (12.9%)
Energy Equipment & Services (2.1%)
Diamond Offshore Drilling, Inc.^	252,900	17,591,724
ENSCO International, Inc.	331,600	14,706,460
GlobalSantaFe Corp.	292,300	14,074,245
Noble Corp.	197,100	13,903,434
Rowan Cos., Inc.	385,000	13,721,400

		73,997,263

Oil & Gas (10.8%)
BP plc (ADR)	240,400	15,438,488
Chevron Corp.	1,075,700	61,067,489
ConocoPhillips	1,071,794	62,356,975
Exxon Mobil Corp.	3,314,182	186,157,603
Marathon Oil Corp.	382,300	23,308,831
Occidental Petroleum Corp.	287,800	22,989,464
Total S.A. (ADR)	94,600	11,957,440

		383,276,290

Total Energy		457,273,553

Financials (33.0%)
Capital Markets (6.0%)
Federated Investors, Inc., Class B^	414,100	15,338,264
Goldman Sachs Group, Inc.	311,400	39,768,894
Lehman Brothers Holdings, Inc.	225,700	28,927,969
Mellon Financial Corp.	616,900	21,128,825
Merrill Lynch & Co., Inc.	754,700	51,115,831
Morgan Stanley	870,000	49,363,800
Waddell & Reed Financial, Inc.^	326,400	6,844,608

		212,488,191

Commercial Banks (9.4%)
Bank of America Corp.	2,638,510	121,767,237
BB&T Corp.^	184,500	7,732,395
Comerica, Inc.	382,500	21,710,700
Huntington Bancshares, Inc./Ohio	773,400	18,368,250
KeyCorp.	369,100	12,154,463
National City Corp.	826,975	27,761,551
PNC Financial Services Group, Inc.	88,900	5,496,687
SunTrust Banks, Inc.	234,700	17,076,772
U.S. Bancorp	671,500	20,071,135
Wachovia Corp.	1,197,841	63,317,875
Wells Fargo & Co.	307,500	19,320,225

		334,777,290

Diversified Financial Services (6.8%)
Citigroup, Inc.	3,333,766	161,787,664
JPMorgan Chase & Co.	1,998,000	79,300,620

		241,088,284

Insurance (7.5%)
ACE Ltd.	119,300	6,375,392
Allstate Corp.	365,000	19,735,550
American International Group, Inc.	700,800	47,815,584
Chubb Corp.	156,400	15,272,460
Genworth Financial, Inc., Class A	606,300	20,965,854

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Hartford Financial Services Group, Inc.	363,700	$31,238,193
MBIA, Inc.^	162,500	9,776,000
MetLife, Inc.	546,200	26,763,800
Prudential Financial, Inc.	242,000	17,711,980
RenaissanceReinsurance Holdings Ltd.	281,300	12,408,143
St. Paul Travelers Cos., Inc.	709,129	31,676,792
Torchmark Corp.	80,200	4,459,120
UnumProvident Corp.	376,000	8,554,000
XL Capital Ltd., Class A	199,300	13,428,834

		266,181,702

Thrifts & Mortgage Finance (3.3%)
Astoria Financial Corp.^	268,350	7,889,490
Countrywide Financial Corp.	116,100	3,969,459
Fannie Mae	741,750	36,204,817
Freddie Mac	542,100	35,426,235
MGIC Investment Corp.^	101,000	6,647,820
Washington Mutual, Inc.	612,600	26,648,100

		116,785,921

Total Financials		1,171,321,388

Health Care (5.9%)
Health Care Providers & Services (0.7%)
AmerisourceBergen Corp.^	223,800	9,265,320
Medco Health Solutions, Inc.*	193,500	10,797,300
Tenet Healthcare Corp.*	623,400	4,775,244

		24,837,864

Pharmaceuticals (5.2%)
Bristol-Myers Squibb Co.	298,000	6,848,040
Eli Lilly & Co.	367,200	20,779,848
Merck & Co., Inc.	1,517,300	48,265,313
Pfizer, Inc.	4,257,200	99,277,904
Wyeth	240,000	11,056,800

		186,227,905

Total Health Care		211,065,769

Industrials (7.1%)
Aerospace & Defense (2.0%)
Boeing Co.	260,800	18,318,592
Goodrich Corp.	281,300	11,561,430
Lockheed Martin Corp.	228,800	14,558,544
Northrop Grumman Corp.	465,400	27,975,194

		72,413,760

Electrical Equipment (0.4%)
Cooper Industries Ltd., Class A	95,100	6,942,300
Hubbell, Inc., Class B^	129,700	5,852,064

		12,794,364

Industrial Conglomerates (1.7%)
General Electric Co.	1,357,300	47,573,365
Textron, Inc.	181,000	13,933,380

		61,506,745

Machinery (1.3%)
Crane Co.^	176,600	6,228,682
Eaton Corp.	303,800	20,381,942
Ingersoll-Rand Co., Ltd., Class A	174,400	7,040,528
SPX Corp.^	278,900	12,765,253

		46,416,405

Road & Rail (1.7%)
Burlington Northern Santa Fe Corp.	266,500	18,873,530
CSX Corp.	320,700	16,281,939
Norfolk Southern Corp.	528,100	23,674,723

		58,830,192

Total Industrials		251,961,466

Information Technology (7.1%)
Communications Equipment (1.6%)
ADC Telecommunications, Inc.*^	449,871	10,050,118
Corning, Inc.*	954,400	18,763,504
Nokia Oyj (ADR)	951,600	17,414,280
Tellabs, Inc.*	761,100	8,295,990

		54,523,892

Computers & Peripherals (2.4%)
EMC Corp.*	411,900	5,610,078
Hewlett-Packard Co.	2,169,401	62,109,951
International Business Machines Corp.	223,900	18,404,580

		86,124,609

Electronic Equipment & Instruments (1.4%)
Arrow Electronics, Inc.*^	244,900	7,844,147
Celestica, Inc.*^	627,700	6,628,512
Flextronics International Ltd.*^	948,500	9,902,340
Sanmina-SCI Corp.*	1,589,400	6,770,844
Solectron Corp.*^	2,763,600	10,114,776
Tech Data Corp.*	179,700	7,130,496

		48,391,115

IT Services (0.6%)
Electronic Data Systems Corp.	848,800	20,405,152

Semiconductors & Semiconductor Equipment (0.7%)
Agere Systems, Inc.*	698,800	9,014,520
Intel Corp.	663,700	16,565,952

		25,580,472

Software (0.4%)
Microsoft Corp.	580,000	15,167,000

Total Information Technology		250,192,240

Materials (2.7%)
Chemicals (1.0%)
DuPont (E.I.) de Nemours & Co.	158,300	6,727,750
Eastman Chemical Co.	62,700	3,234,693
Lubrizol Corp.	264,800	11,500,264
PPG Industries, Inc.	260,600	15,088,740

		36,551,447

Construction Materials (0.7%)
Martin Marietta Materials, Inc.	123,800	9,497,936
Vulcan Materials Co.^	190,200	12,886,050

		22,383,986

Containers & Packaging (1.0%)
Owens-Illinois, Inc.*^	714,900	15,041,496
Smurfit-Stone Container Corp.*^	497,800	7,053,826
Temple-Inland, Inc.	297,400	13,338,390

		35,433,712

Total Materials		94,369,145

Telecommunication Services (4.7%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	1,072,542	26,266,554
BellSouth Corp.	171,800	4,655,780
Verizon Communications, Inc.	2,172,436	65,433,772

		96,356,106

Wireless Telecommunication Services (1.9%)
American Tower Corp., Class A*	225,000	6,097,500
Crown Castle International Corp.*	699,800	18,831,618
Sprint Nextel Corp.	1,892,250	44,202,960

		69,132,078

Total Telecommunication Services		165,488,184

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Utilities (3.4%)
Electric Utilities (2.8%)
American Electric Power Co., Inc.	432,000	$16,022,880
Edison International, Inc.	27,800	1,212,358
Entergy Corp.	358,600	24,617,890
Exelon Corp.	64,900	3,448,786
FirstEnergy Corp.	367,000	17,979,330
Northeast Utilities	551,500	10,859,035
Pinnacle West Capital Corp.	445,100	18,404,885
Wisconsin Energy Corp.^	45,400	1,773,324
Xcel Energy, Inc.^	184,200	3,400,332

		97,718,820

Multi-Utilities & Unregulated Power (0.6%)
Constellation Energy Group, Inc.	138,900	8,000,640
Sempra Energy	335,000	15,021,400

		23,022,040

Total Utilities		120,740,860

Total Common Stocks (95.4%) (Cost $2,986,645,197)		3,384,894,280

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.7%)
Bank of America Corp.
4.31%, 8/10/06 (l)	$18,500,000	18,500,000
CDC Financial Products, Inc.
4.35%, 1/30/06 (l)	20,000,000	20,000,000
Citigroup Global Markets, Inc.
4.32%, 1/6/06 (l)	15,000,000	15,000,000
General Electric Capital Corp.
4.34%, 3/29/06 (l)	3,001,362	3,001,362
4.36%, 5/12/06 (l)	4,004,119	4,004,119
Manufacturers and Traders
4.37%, 6/20/06 (l)	6,999,906	6,999,906
Merrill Lynch & Co.
4.23%, 10/19/06 (l)	5,500,000	5,500,000
Morgan Stanley
4.43%, 1/2/07 (l)	15,000,000	15,000,000
Natexis Banques Populaires NY
4.38%, 2/16/07 (l)	9,996,671	9,996,671
Nomura Securities
4.29%, 1/3/06	14,771,287	14,771,287
Nordeutsche Landesbank NY
4.40%, 3/30/06 (l)	9,998,310	9,998,310
Societe Generale NY
4.39%, 3/30/06 (l)	9,997,049	9,997,049
Travelers Insurance Co.
4.50%, 12/15/06 (l)	12,000,000	12,000,000
U.S. Bank NA
4.29%, 10/2/06 (l)	2,996,829	2,996,829
Wells Fargo & Co.
4.36%, 12/31/07 (l)	7,500,000	7,500,000
Wells Fargo Bank/San Francisco
4.30%, 12/1/06 (l)	11,500,000	11,500,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		166,765,533

Time Deposit (5.1%)
JPMorgan Chase Nassau
3.68%, 1/3/06	181,807,306	181,807,306

Total Short-Term Investments (9.8%) (Amortized Cost $348,572,839)		348,572,839

Total Investments (105.2%) (Cost/Amortized Cost $3,335,218,036)		3,733,467,119
Other Assets Less Liabilities (-5.2%)		(184,315,491)

Net Assets (100%)		$3,549,151,628

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,681,211,740
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$401,595,992

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$513,404,580
Aggregate gross unrealized depreciation	(115,392,284)

Net unrealized appreciation	$398,012,296

Federal income tax cost of investments	$3,335,454,823

At December 31, 2005, the Portfolio had loaned securities with a total value of $160,802,380. This was secured by collateral of $166,765,533 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $56,949 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.4%)
Automobiles (0.8%)
DaimlerChrysler AG	60,200	$3,072,006

Hotels, Restaurants & Leisure (1.3%)
Harrah’s Entertainment, Inc.	47,200	3,364,888
Starwood Hotels & Resorts Worldwide, Inc. (Unit)	22,700	1,449,622

		4,814,510

Household Durables (2.8%)
Koninklijke (Royal) Philips Electronics N.V. (N.Y. Shares)	141,300	4,394,430
Stanley Works	122,200	5,870,488

		10,264,918

Media (1.5%)
Vivendi Universal S.A. (ADR)	175,100	5,503,393

Textiles, Apparel & Luxury Goods (1.0%)
V.F. Corp.	63,700	3,525,158

Total Consumer Discretionary		27,179,985

Consumer Staples (5.4%)
Beverages (1.4%)
Molson Coors Brewing Co., Class B	78,500	5,258,715

Food & Staples Retailing (1.1%)
Albertson’s, Inc.	181,500	3,875,025

Food Products (2.3%)
Cadbury Schweppes plc (ADR)	27,800	1,064,462
Fresh Del Monte Produce, Inc.	91,600	2,085,732
Kellogg Co.	98,500	4,257,170
Sara Lee Corp.	62,600	1,183,140

		8,590,504

Household Products (0.6%)
Procter & Gamble Co.	39,900	2,309,412

Total Consumer Staples		20,033,656

Energy (12.6%)
Oil & Gas (12.6%)
BP plc (ADR)	74,100	4,758,702
Chevron Corp.	114,983	6,527,585
ConocoPhillips.	98,400	5,724,912
El Paso Corp.	148,600	1,806,976
Exxon Mobil Corp.	79,200	4,448,664
Kinder Morgan, Inc.	48,900	4,496,355
Marathon Oil Corp.	104,000	6,340,880
Occidental Petroleum Corp.	81,400	6,502,232
PetroChina Co. Ltd. (ADR)	29,300	2,401,428
Plains All American Pipeline LP	61,800	2,445,426
Sunoco, Inc.	11,500	901,370

Total Energy		46,354,530

Financials (26.2%)
Capital Markets (2.8%)
Credit Suisse Group (ADR)	66,700	3,398,365
Morgan Stanley	123,800	7,024,412

		10,422,777

Commercial Banks (0.9%)
Bank of America Corp.	69,900	3,225,885

Diversified Financial Services (2.4%)
Citigroup, Inc.	49,250	2,390,102
ING Groep N.V. (ADR)	184,900	6,438,218

		8,828,320

Insurance (10.9%)
ACE Ltd.	75,900	4,056,096
Aegon N.V. (ARS) N.Y. Shares	257,700	4,205,664
Allstate Corp.	44,800	2,422,336
Chubb Corp.	62,600	6,112,890
Commerce Group, Inc.	61,000	3,494,080
Nationwide Financial Services, Inc.	158,720	6,983,680
St. Paul Travelers Cos., Inc.	142,000	6,343,140
UnumProvident Corp.	296,900	6,754,475

		40,372,361

Real Estate (6.3%)
CBL & Associates Properties, Inc. (REIT)	95,700	3,781,107
First Industrial Realty Trust, Inc. (REIT)	98,800	3,803,800
General Growth Properties, Inc. (REIT)	130,400	6,127,496
Simon Property Group, Inc. (REIT)	50,700	3,885,141
Trizec Properties, Inc. (REIT)	238,200	5,459,544

		23,057,088

Thrifts & Mortgage Finance (2.9%)
IndyMac Bancorp, Inc.	114,800	4,479,496
Washington Mutual, Inc.	143,000	6,220,500

		10,699,996

Total Financials		96,606,427

Health Care (5.5%)
Pharmaceuticals (5.5%)
Biovail Corp.	143,000	3,393,390
GlaxoSmithKline plc (ADR)	40,100	2,024,248
Johnson & Johnson	29,000	1,742,900
Merck & Co., Inc.	50,200	1,596,862
Pfizer, Inc.	81,800	1,907,576
Sanofi-Aventis (ADR)	88,800	3,898,320
Wyeth	124,200	5,721,894

Total Health Care		20,285,190

Industrials (13.8%)
Aerospace & Defense (3.2%)
Goodrich Corp.	83,100	3,415,410
Northrop Grumman Corp.	63,600	3,822,996
Raytheon Co.	117,800	4,729,670

		11,968,076

Commercial Services & Supplies (3.4%)
H&R Block, Inc.	164,600	4,040,930
R.R. Donnelley & Sons Co. (New York Exchange)	170,100	5,819,121
Steelcase, Inc., Class A	173,400	2,744,922

		12,604,973

Industrial Conglomerates (0.9%)
General Electric Co.	95,600	3,350,780

Machinery (2.6%)
Caterpillar, Inc.	74,000	4,274,980
Timken Co.	166,300	5,324,926

		9,599,906

Road & Rail (2.0%)
Laidlaw International, Inc.	159,000	3,693,570
Union Pacific Corp.	45,500	3,663,205

		7,356,775

Trading Companies & Distributors (1.7%)
GATX Corp.	173,300	6,252,664

Total Industrials		51,133,174

Information Technology (5.6%)
Communications Equipment (1.2%)
Nokia Oyj (ADR)	236,200	4,322,460

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Electronic Equipment & Instruments (1.4%)
AU Optronics Corp. (ADR)	348,600	$5,232,486

Semiconductors & Semiconductor Equipment (3.0%)
Microchip Technology, Inc.	174,700	5,616,605
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	565,000	5,599,150

		11,215,755

Total Information Technology		20,770,701

Materials (4.0%)
Chemicals (1.6%)
Dow Chemical Co.	23,400	1,025,388
Lubrizol Corp.	78,800	3,422,284
Rohm & Haas Co.	32,000	1,549,440

		5,997,112

Construction Materials (1.2%)
Cemex S.A. de C.V. (ADR)(Unit)	76,400	4,532,812

Paper & Forest Products (1.2%)
Louisiana-Pacific Corp.	154,300	4,238,621

Total Materials		14,768,545

Telecommunication Services (5.3%)
Diversified Telecommunication Services (4.2%)
ALLTEL Corp.	11,100	700,410
AT&T, Inc.	168,100	4,116,769
Cable & Wireless plc †	590,100	1,208,067
Telefonos de Mexico S.A. de C.V., Class L (ADR)	286,100	7,060,948
Verizon Communications, Inc.	76,250	2,296,650

		15,382,844

Wireless Telecommunication Services (1.1%)
Sprint Nextel Corp.	181,500	4,239,840

Total Telecommunication Services		19,622,684

Utilities (9.3%)
Electric Utilities (5.1%)
American Electric Power Co., Inc.	107,300	3,979,757
Edison International, Inc.	130,800	5,704,188
PG&E Corp.	55,900	2,075,008
TECO Energy, Inc.	324,800	5,580,064
TXU Corp.	34,166	1,714,792

		19,053,809

Multi-Utilities & Unregulated Power (4.2%)
Duke Energy Corp.	218,900	6,008,805
MDU Resources Group, Inc.	175,700	5,752,418
Oneok, Inc.	135,100	3,597,713

		15,358,936

Total Utilities		34,412,745

Total Common Stocks (95.1%) (Cost $329,204,182)		351,167,637

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (4.8%)
JPMorgan Chase Nassau
3.68%, 1/3/06
(Amortized Cost $17,917,627)	$17,917,627	17,917,627

Total Investments (99.9%) (Cost/Amortized Cost $347,121,809)		369,085,264
Other Assets Less Liabilities (0.1%)		189,512

Net Assets (100%)		$369,274,776

†	Securities (totaling $1,208,067 or 0.33% of net assets) valued at fair value.

Glossary:

ADR — American Depositary Receipt

ARS — American Registered Shares

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$380,680,204
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$254,478,316

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,270,937
Aggregate gross unrealized depreciation	(4,526,898)

Net unrealized appreciation	$21,744,039

Federal income tax cost of investments	$347,341,225

The Portfolio utilized capital loss carryforward of $3,254,705 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note1)
COMMON STOCKS:
Consumer Discretionary (14.2%)
Hotels, Restaurants & Leisure (0.9%)
Darden Restaurants, Inc.	16,100	$625,968

Household Durables (3.6%)
Black & Decker Corp.	9,200	800,032
Garmin Ltd.	9,800	650,230
Harman International Industries, Inc.	6,000	587,100
Pulte Homes, Inc.	13,600	535,296

		2,572,658

Media (1.1%)
Getty Images, Inc.*	7,200	642,744
Walt Disney Co.	5,990	143,580

		786,324

Multiline Retail (1.6%)
Nordstrom, Inc.	31,900	1,193,060

Specialty Retail (7.0%)
Bed Bath & Beyond, Inc.*	23,600	853,140
CarMax, Inc.*	1,900	52,592
Home Depot, Inc.	33,500	1,356,080
Lowe’s Cos., Inc.	14,100	939,906
Office Depot, Inc.*	22,300	700,220
Staples, Inc.	47,000	1,067,370
Tiffany & Co.	3,500	134,015

		5,103,323

Total Consumer Discretionary.		10,281,333

Consumer Staples (2.9%)
Beverages (0.2%)
PepsiCo, Inc.	2,010	118,751

Food & Staples Retailing (1.0%)
Whole Foods Market, Inc.	9,600	742,944

Household Products (1.7%)
Procter & Gamble Co.	21,280	1,231,686

Total Consumer Staples		2,093,381

Energy (8.3%)
Energy Equipment & Services (2.7%)
Cal Dive International, Inc.*	32,400	1,162,836
Tenaris S.A. (ADR)	6,600	755,700
Weatherford International Ltd.*	1,580	57,196

		1,975,732

Oil & Gas (5.6%)
Anadarko Petroleum Corp.	450	42,638
Chesapeake Energy Corp.	20,000	634,600
EnCana Corp.	13,200	596,112
EOG Resources, Inc.	19,200	1,408,704
Noble Energy, Inc.	1,040	41,912
XTO Energy, Inc.	30,183	1,326,241

		4,050,207

Total Energy.		6,025,939

Financials (16.4%)
Capital Markets (6.9%)
Charles Schwab Corp.	88,900	1,304,163
Franklin Resources, Inc.	14,800	1,391,348
Goldman Sachs Group, Inc.	10,700	1,366,497
Mellon Financial Corp.	2,300	78,775
Merrill Lynch & Co., Inc.	2,070	140,201
State Street Corp.	12,900	715,176

		4,996,160

Commercial Banks (1.3%)
Kookmin Bank (Sponsored ADR)	2,030	151,661
U.S. Bancorp.	27,000	807,030

		958,691

Diversified Financial Services (1.6%)
Chicago Mercantile Exchange Holdings, Inc.	3,100	1,139,219

Insurance (4.8%)
Aflac, Inc.	3,950	183,359
Chubb Corp.	12,500	1,220,625
Prudential Financial, Inc.	8,500	622,115
St. Paul Travelers Cos., Inc.	30,300	1,353,501
XL Capital Ltd., Class A	1,020	68,728

		3,448,328

Real Estate (0.9%)
Brookfield Asset Management, Inc., Class A	13,600	684,488

Thrifts & Mortgage Finance (0.9%)
Washington Mutual, Inc.	15,800	687,300

Total Financials		11,914,186

Health Care (15.7%)
Biotechnology (5.9%)
Amgen, Inc.*	20,200	1,592,972
Genzyme Corp.*	14,700	1,040,466
Gilead Sciences, Inc.*	30,700	1,615,741
Invitrogen Corp.*	560	37,318

		4,286,497

Health Care Equipment & Supplies (0.4%)
Medtronic, Inc.	4,950	284,972

Health Care Providers & Services (3.5%)
CIGNA Corp.	11,400	1,273,380
WellPoint, Inc.*	15,400	1,228,766

		2,502,146

Pharmaceuticals (5.9%)
Allergan, Inc.	13,800	1,489,848
Bristol-Myers Squibb Co.	38,900	893,922
Johnson & Johnson	11,300	679,130
Pfizer, Inc.	6,650	155,078
Teva Pharmaceutical Industries Ltd. (ADR)	24,400	1,049,444

		4,267,422

Total Health Care		11,341,037

Industrials (2.9%)
Machinery (1.9%)
Danaher Corp.	9,900	552,222
Illinois Tool Works, Inc.	7,900	695,121
Ingersoll-Rand Co., Ltd., Class A	2,540	102,540

		1,349,883

Trading Companies & Distributors (1.0%)
Fastenal Co.	19,000	744,610

Total Industrials		2,094,493

Information Technology (35.7%)
Communications Equipment (5.7%)
Avocent Corp.*	1,000	27,190
Cisco Systems, Inc.*	64,185	1,098,847
Juniper Networks, Inc.*	40,350	899,805
Motorola, Inc.	61,400	1,387,026
QUALCOMM, Inc.	16,600	715,128

		4,127,996

Computers & Peripherals (6.8%)
Apple Computer, Inc.*	25,000	1,797,250
Hewlett-Packard Co.	46,900	1,342,747
NCR Corp.*	21,700	736,498
SanDisk Corp.*	17,000	1,067,940

		4,944,435

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note1)
Electronic Equipment & Instruments (2.8%)
Agilent Technologies, Inc.*	30,000	$998,700
Jabil Circuit, Inc.*	28,500	1,057,065

		2,055,765

Internet Software & Services (1.9%)
Yahoo!, Inc.*	34,700	1,359,546

IT Services (5.8%)
Affiliated Computer Services, Inc., Class A*	17,600	1,041,568
CheckFree Corp.*	14,700	674,730
Fiserv, Inc.*	21,100	912,997
Infosys Technologies Ltd. (ADR)	8,000	646,880
Paychex, Inc.	24,600	937,752

		4,213,927

Office Electronics (0.1%)
Canon, Inc. (ADR)	1,430	84,127

Semiconductors & Semiconductor Equipment (8.2%)
Intel Corp.	50,800	1,267,968
Linear Technology Corp.	25,100	905,357
Marvell Technology Group Ltd.*	26,300	1,475,167
NVIDIA Corp.*	27,600	1,009,056
Texas Instruments, Inc.	39,100	1,253,937

		5,911,485

Software (4.4%)
Adobe Systems, Inc.	20,700	765,072
Amdocs Ltd.*	31,600	869,000
Autodesk, Inc.	17,300	743,035
BMC Software, Inc.*	34,700	711,003
Microsoft Corp.	3,490	91,264

		3,179,374

Total Information Technology		25,876,655

Telecommunication Services (2.7%)
Diversified Telecommunication Services (2.7%)
AT&T, Inc.	40,000	979,600
BellSouth Corp.	36,800	997,280

Total Telecommunication Services		1,976,880

Utilities (0.8%)
Multi-Utilities & Unregulated Power (0.8%)
Questar Corp.	7,700	582,890

Total Utilities		582,890

Total Common Stocks (99.6%) (Cost $64,693,898)		72,186,794

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (0.5%)
JPMorgan Chase Nassau 3.68%, 1/3/06 (Amortized Cost $387,436)	$387,436	387,436

Total Investments (100.1%) (Cost/Amortized Cost $65,081,334)		72,574,230
Other Assets Less Liabilities (-0.1%)		(89,009)

Net Assets (100%)		$72,485,221

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$77,985,218
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$63,275,909

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation.	$8,537,429
Aggregate gross unrealized depreciation.	(1,093,837)

Net unrealized appreciation	$7,443,592

Federal income tax cost of investments	$65,130,638

The Fund utilized $2,130,312 of capital loss carryforward in the year ended December 31, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.2%)
Hotels, Restaurants & Leisure (2.1%)
Carnival Corp. (Unit)	21,600	$1,154,952
Las Vegas Sands Corp.*^	105,600	4,168,032
Starwood Hotels & Resorts Worldwide, Inc. (Unit)	15,600	996,216

		6,319,200

Household Durables (0.2%)
Leggett & Platt, Inc.	22,800	523,488

Internet & Catalog Retail (2.8%)
Amazon.com, Inc.*^	69,200	3,262,780
eBay, Inc.*	50,100	2,166,825
Expedia, Inc.*^	74,800	1,792,208
IAC/InterActiveCorp*^	42,400	1,200,344

		8,422,157

Media (3.9%)
Cablevision Systems New York Group, Class A*	65,300	1,532,591
CCE Spinco, Inc.*	4,237	55,505
Clear Channel Communications, Inc.^	33,900	1,066,155
Omnicom Group, Inc.	22,800	1,940,964
Time Warner, Inc.	246,800	4,304,192
Viacom, Inc., Class B*	62,900	2,050,540
Walt Disney Co.	26,200	628,014

		11,577,961

Multiline Retail (1.8%)
Dollar Tree Stores, Inc.*	77,600	1,857,744
Target Corp.	60,500	3,325,685

		5,183,429

Specialty Retail (3.4%)
Lowe’s Cos., Inc.	112,500	7,499,250
Williams-Sonoma, Inc.*^	62,900	2,714,135

		10,213,385

Total Consumer Discretionary		42,239,620

Consumer Staples (5.9%)
Beverages (2.6%)
Coca-Cola Co.	16,200	653,022
PepsiCo, Inc.	121,400	7,172,312

		7,825,334

Food & Staples Retailing (0.9%)
Sysco Corp.	90,400	2,806,920

Personal Products (1.1%)
Avon Products, Inc.^	113,100	3,229,005

Tobacco (1.3%)
Altria Group, Inc.	51,100	3,818,192

Total Consumer Staples		17,679,451

Energy (3.6%)
Energy Equipment & Services (3.4%)
Baker Hughes, Inc.	29,000	1,762,620
Schlumberger Ltd.	48,400	4,702,060
Weatherford International Ltd.*	100,400	3,634,480

		10,099,160

Oil & Gas (0.2%)
Kinder Morgan, Inc.	6,000	551,700

Total Energy		10,650,860

Financials (6.8%)
Commercial Banks (0.4%)
Wells Fargo & Co.	20,200	1,269,166

Consumer Finance (2.3%)
AmeriCredit Corp.*^	26,100	668,943
Capital One Financial Corp.	6,700	578,880
SLM Corp.	102,200	5,630,198

		6,878,021

Diversified Financial Services (0.6%)
JPMorgan Chase & Co.	42,900	1,702,701

Insurance (1.2%)
American International Group, Inc.	52,100	3,554,783

Thrifts & Mortgage Finance (2.3%)
Fannie Mae	44,600	2,176,926
Freddie Mac	32,400	2,117,340
Washington Mutual, Inc.	58,100	2,527,350

		6,821,616

Total Financials.		20,226,287

Health Care (20.6%)
Biotechnology (4.5%)
Amgen, Inc.*	5,300	417,958
Amylin Pharmaceuticals, Inc.*	51,700	2,063,864
Genentech, Inc.*^.	4,600	425,500
ImClone Systems, Inc.*^	181,600	6,217,984
Millennium Pharmaceuticals, Inc.*^	334,300	3,242,710
Protein Design Labs, Inc.*^	31,100	883,862

		13,251,878

Health Care Equipment & Supplies (1.5%)
Baxter International, Inc.	40,500	1,524,825
Medtronic, Inc.	53,300	3,068,481

		4,593,306

Health Care Providers & Services (4.6%)
AmerisourceBergen Corp.^	40,800	1,689,120
DaVita, Inc.*	54,800	2,775,072
Lincare Holdings, Inc.*	26,600	1,114,806
McKesson Corp.	46,200	2,383,458
Medco Health Solutions, Inc.*	47,900	2,672,820
Omnicare, Inc.^	25,000	1,430,500
WellPoint, Inc.*	21,900	1,747,401

		13,813,177

Pharmaceuticals (10.0%)
Allergan, Inc.^	19,400	2,094,424
AstraZeneca plc (ADR)	148,900	7,236,540
Eli Lilly & Co.	12,800	724,352
Forest Laboratories, Inc.*	185,800	7,558,344
IVAX Corp.*	57,500	1,801,475
Pfizer, Inc.	22,100	515,372
Sepracor, Inc.*^	69,000	3,560,400
Teva Pharmaceutical Industries Ltd. (ADR)^	142,700	6,137,527

		29,628,434

Total Health Care		61,286,795

Industrials (10.2%)
Aerospace & Defense (0.7%)
United Technologies Corp.	35,900	2,007,169

Air Freight & Logistics (1.1%)
United Parcel Service, Inc., Class B	43,000	3,231,450

Building Products (0.6%)
American Standard Cos., Inc.	47,800	1,909,610

Commercial Services & Supplies (0.7%)
Monster Worldwide, Inc.*^	49,900	2,036,918

Construction & Engineering (1.5%)
Fluor Corp.^	58,400	4,511,984

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Electrical Equipment (0.3%)
Cooper Industries Ltd., Class A	10,600	$773,800

Industrial Conglomerates (2.4%)
General Electric Co.	200,500	7,027,525

Machinery (2.9%)
Danaher Corp.^	75,000	4,183,500
Illinois Tool Works, Inc.	51,100	4,496,289

		8,679,789

Total Industrials		30,178,245

Information Technology (33.2%)
Communications Equipment (5.2%)
Cisco Systems, Inc.*	468,600	8,022,432
Corning, Inc.*	86,500	1,700,590
JDS Uniphase Corp.*^	265,500	626,580
Juniper Networks, Inc.*	77,800	1,734,940
QUALCOMM, Inc.	77,600	3,343,008

		15,427,550

Computers & Peripherals (2.4%)
Brocade Communications Systems, Inc.*^	140,000	569,800
Dell, Inc.*	21,500	644,785
SanDisk Corp.*	94,900	5,961,618

		7,176,203

Electronic Equipment & Instruments (2.1%)
Agilent Technologies, Inc.*	21,023	699,856
Flextronics International Ltd.*	189,700	1,980,468
Jabil Circuit, Inc.*	99,100	3,675,619

		6,355,943

Internet Software & Services (6.1%)
Google, Inc., Class A*	27,400	11,367,164
VeriSign, Inc.*	44,400	973,248
Yahoo!, Inc.*	149,400	5,853,492

		18,193,904

IT Services (2.7%)
Accenture Ltd., Class A	79,700	2,300,939
Affiliated Computer Services, Inc., Class A*^	73,500	4,349,730
Automatic Data Processing, Inc.	31,400	1,440,946

		8,091,615

Semiconductors & Semiconductor Equipment (10.7%)
Altera Corp.*	362,300	6,713,419
Applied Materials, Inc.	214,300	3,844,542
Applied Micro Circuits Corp.*^	136,700	351,319
Cymer, Inc.*^	19,300	685,343
Freescale Semiconductor, Inc., Class A*^	59,500	1,498,805
Intel Corp.	70,800	1,767,168
International Rectifier Corp.*	110,400	3,521,760
KLA-Tencor Corp.	96,200	4,745,546
Linear Technology Corp.	56,700	2,045,169
Maxim Integrated Products, Inc.	35,200	1,275,648
PMC-Sierra, Inc.*^	112,100	864,291
Silicon Laboratories, Inc.*	46,400	1,701,024
Teradyne, Inc.*	34,200	498,294
Xilinx, Inc.	96,200	2,425,202

		31,937,530

Software (4.0%)
Adobe Systems, Inc.	53,800	1,988,448
Microsoft Corp.	185,700	4,856,055
NAVTEQ Corp.*^	28,400	1,245,908
SAP AG (ADR)	80,400	3,623,628

		11,714,039

Total Information Technology		98,896,784

Telecommunication Services (1.9%)
Wireless Telecommunication Services (1.9%)
American Tower Corp., Class A*^	46,300	1,254,730
Sprint Nextel Corp.	191,900	4,482,784

Total Telecommunication Services		5,737,514

Utilities (0.5%)
Multi-Utilities & Unregulated Power (0.5%)
AES Corp.*	88,100	1,394,623

Total Utilities		1,394,623

Total Common Stocks (96.9%) (Cost $265,060,822)		288,290,179

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (14.0%)
CC USA, Inc.
4.30%, 8/3/06 (l)	$4,000,593	4,000,593
Nomura Securities
4.29%, 1/3/06	37,795,615	37,795,615

Total Short-Term Investments of Cash Collateral for Securities Loaned		41,796,208

Time Deposit (3.1%)
JPMorgan Chase Nassau
3.68%, 1/3/06	9,196,997	9,196,997

Total Short-Term Investments (17.1%) (Amortized Cost $50,993,205)		50,993,205

Total Investments (114.0%) (Cost/Amortized Cost $316,054,027)		339,283,384
Other Assets Less Liabilities (-14.0%)		(41,736,222)

Net Assets (100%)		$297,547,162

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$155,932,000
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$125,519,499

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$29,657,702
Aggregate gross unrealized depreciation	(7,494,657)

Net unrealized appreciation	$22,163,045

Federal income tax cost of investments	$317,120,339

At December 31, 2005, the Portfolio had loaned securities with a total value of $40,681,906. This was secured by collateral of $41,796,208 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $105,420,282, of which $52,271,834 expires in the year 2009, $36,146,108 expires in the year 2010, and $17,002,340 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $4,679,762 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (2.1%)
Amcor Ltd.^	330,354	$1,810,214
Brambles Industries Ltd.^	127,401	945,765
Foster’s Group Ltd.	388,000	1,588,165
Insurance Australia Group Ltd.	300,989	1,196,684
Macquarie Bank Ltd.	27,355	1,367,516
Promina Group Ltd.^	365,600	1,298,020
QBE Insurance Group Ltd.^	177,558	2,552,853
Rinker Group Ltd.	344,052	4,151,640
Wesfarmers Ltd.	55,500	1,505,123
Westpac Banking Corp.	85,000	1,418,502
Woolworths Ltd.	167,746	2,073,394

		19,907,876

Austria (0.3%)
Raiffeisen International Bank Holding AG*	11,700	766,631
Telekom Austria AG	89,266	2,000,580

		2,767,211

Belgium (0.4%)
Fortis	33,500	1,062,556
UCB S.A.	51,800	2,424,475

		3,487,031

Brazil (0.2%)
Cia Vale do Rio Doce (Sponsored ADR)^	42,000	1,522,500

Canada (4.7%)
Abitibi-Consolidated, Inc.^	243,500	971,373
Alcan, Inc.	217,700	8,900,699
Barrick Gold Corp.	57,200	1,594,164
Cameco Corp.^	72,000	4,548,115
Canadian Natural Resources Ltd.	71,900	3,547,145
Falconbridge Ltd.^	73,923	2,183,233
Inco Ltd.*	104,400	4,548,708
Manulife Financial Corp.^	26,100	1,525,358
Methanex Corp.	88,300	1,652,389
National Bank of Canada^	19,200	991,434
Potash Corp. of Saskatchewan, Inc.	64,800	5,164,474
Suncor Energy, Inc.	37,500	2,353,722
TELUS Corp.	51,600	2,114,091
TELUS Corp. (Non-Voting)	60,200	2,405,114
Toronto-Dominion Bank^	36,300	1,899,601

		44,399,620

Denmark (0.3%)
Novo-Nordisk A/S, Class B	52,700	2,954,424

Finland (0.3%)
Stora Enso Oyj	71,700	967,524
UPM-Kymmene Oyj*	91,000	1,777,534

		2,745,058

France (8.5%)
Accor S.A.^	65,500	3,589,524
Air Liquide ^	14,627	2,803,658
BNP Paribas S.A.	188,900	15,229,542
Bouygues S.A. (b)	253,130	12,331,333
Carrefour S.A.	24,800	1,157,827
Cie Generale d’Optique Essilor International S.A.	26,100	2,099,623
Compagnie Generale des Etablissements Michelin, Class B (Registered)	24,000	1,344,121
Dassault Systemes S.A.	23,400	1,316,314
Groupe Danone^	34,000	3,539,240
L’Oreal S.A.	41,500	3,074,143
Lafarge S.A.^	53,600	4,805,014
Renault S.A.^	15,100	1,227,192
Safran SA	49,500	1,179,432
Sanofi-Aventis^	152,300	13,293,764
Schneider Electric S.A.^	79,000	7,021,448
Societe Generale	18,200	2,230,505
Veolia Environnement^	55,000	2,480,829
Vivendi Universal S.A.	48,300	1,507,486

		80,230,995

Germany (6.1%)
Allianz AG (Registered)	49,500	7,470,709
Altana AG	34,700	1,889,346
Bayer AG	154,300	6,412,021
Bayerische Motoren Werke (BMW) AG	28,600	1,248,200
DaimlerChrysler AG	88,700	4,507,292
Deutsche Bank AG (Registered)	30,500	2,949,335
Deutsche Boerse AG	15,866	1,617,328
Deutsche Post AG (Registered)^	104,500	2,529,356
E.ON AG	60,100	6,200,123
Infineon Technologies AG (ADR)*^	2,200	20,020
Infineon Technologies AG*.	201,600	1,840,551
SAP AG	40,100	7,245,406
SAP AG (Sponsored ADR)	17,500	788,725
Siemens AG (Registered)	114,600	9,782,718
Volkswagen AG^	64,900	3,421,144

		57,922,274

Hong Kong (1.3%)
Bank of East Asia Ltd.	396,200	1,198,276
Esprit Holdings Ltd.	100,700	715,617
Hang Lung Group Ltd.	489,000	1,037,467
Hang Lung Properties Ltd.	859,000	1,340,534
Hong Kong & China Gas	621,000	1,325,528
Li & Fung Ltd.	1,723,000	3,322,201
PCCW Ltd.	2,885,000	1,776,718
Sun Hung Kai Properties Ltd.	192,000	1,869,595

		12,585,936

India (0.1%)
Infosys Technologies Ltd. (ADR)	11,300	913,718

Ireland (0.3%)
CRH plc	96,682	2,832,785

Israel (0.2%)
Teva Pharmaceutical Industries Ltd. (ADR)	48,000	2,064,480

Italy (0.7%)
Banca Intesa S.p.A.	425,000	2,243,357
ENI S.p.A.	112,750	3,116,055
UniCredito Italiano S.p.A.	240,700	1,652,401

		7,011,813

Japan (31.0%)
Advantest Corp.^	35,200	3,545,946
Aeon Co., Ltd.	190,000	4,829,281
Aiful Corp.	10,350	863,742
Astellas Pharma, Inc.	62,400	2,431,924
Canon, Inc.^	54,100	3,162,671
Chubu Electric Power Co., Inc.^	56,700	1,349,886
Daiichi Sankyo Co., Ltd.*^	208,000	4,009,150
Daimaru, Inc.^	109,000	1,571,787
Daiwa House Industry Co., Ltd.	88,000	1,374,837
Fanuc Ltd.	73,800	6,258,900
Hankyu Holdings, Inc.	168,000	1,091,722

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Hirose Electric Co., Ltd.	15,700	$2,092,358
Hoya Corp.	70,400	2,528,984
Kansai Electric Power Co., Inc.	175,500	3,769,317
Kao Corp.	118,000	3,159,197
Keyence Corp.^	5,000	1,421,249
Millea Holdings, Inc.	317	5,452,088
Mitsubishi Corp.	290,500	6,423,833
Mitsubishi Estate Co., Ltd.^	834,000	17,311,701
Mitsubishi Heavy Industries Ltd.	483,000	2,127,934
Mitsubishi UFJ Financial Group, Inc.	1,700	23,044,990
Mitsui & Co., Ltd.	140,000	1,797,001
Mitsui Fudosan Co., Ltd.	107,000	2,171,185
Mitsui Sumitomo Insurance Co., Ltd.	258,000	3,154,232
Mizuho Financial Group, Inc.	673	5,337,016
Murata Manufacturing Co., Ltd.	21,000	1,345,082
NGK Spark Plug Co., Ltd.^	120,000	2,592,561
Nidec Corp.	22,900	1,946,005
Nikon Corp.^	123,000	1,939,363
Nintendo Co., Ltd.	42,200	5,094,891
Nippon Electric Glass Co., Ltd.	208,000	4,537,829
Nippon Telegraph & Telephone Corp.	623	2,829,179
Nissan Motor Co., Ltd.^	514,800	5,212,116
Nitto Denko Corp.	108,500	8,447,979
Obayashi Corp.	201,000	1,479,870
Omron Corp.^	70,300	1,620,063
ORIX Corp.	35,500	9,038,168
Ricoh Co., Ltd.	135,000	2,361,900
Rohm Co., Ltd.	42,700	4,641,540
Sekisui House Ltd.^	106,000	1,332,746
Shimamura Co., Ltd.^	10,800	1,493,315
Shin-Etsu Chemical Co., Ltd.	48,500	2,576,421
SMC Corp.	49,400	7,052,360
Softbank Corp.^	608,700	25,682,675
Sompo Japan Insurance, Inc.	252,800	3,416,216
Sony Corp.^	26,300	1,074,015
Sumitomo Corp.	559,000	7,222,528
Sumitomo Forestry Co., Ltd.^	35,000	349,911
Sumitomo Mitsui Financial Group, Inc.	2,291	24,262,900
Sumitomo Realty & Development Co., Ltd.	102,000	2,216,640
Suzuki Motor Co.^	322,100	5,962,793
T&D Holdings, Inc.	27,400	1,815,369
Takeda Pharmaceutical Co., Ltd.	75,000	4,054,054
TDK Corp.	22,500	1,549,818
Tokyo Electric Power Co., Inc.	72,500	1,759,828
Tokyo Electron Ltd.^	126,300	7,929,196
Tokyo Gas Co., Ltd.^	414,000	1,837,973
Tokyu Corp.^	491,000	3,469,406
Toyota Motor Corp.	39,600	2,053,309
Trend Micro, Inc.*^	82,000	3,098,534
Uni-Charm Corp.^	28,500	1,279,759
Ushio, Inc.^	83,000	1,937,346
Yahoo! Japan Corp.	3,905	5,922,181
Yamada Denki Co., Ltd.	50,100	6,265,153
Yamato Holdings Co., Ltd.^	303,500	5,029,620

		294,011,543

Luxembourg (0.1%)
SES Global S.A. (FDR)	58,000	992,002

Mexico (1.1%)
America Movil S.A. de C.V. (ADR)	367,000	10,738,421

Netherlands (7.0%)
ABN AMRO Holding N.V.	289,345	7,539,248
Aegon N.V.	161,181	2,614,164
Heineken Holding N.V.^	28,593	837,101
Heineken N.V.	220,875	6,977,077
ING Groep N.V. (CVA)	222,269	7,681,798
Reed Elsevier N.V.	49,900	694,542
Royal Dutch Shell plc, Class A	427,369	12,995,778
Royal Dutch Shell plc, Class A (ADR)	16,200	996,138
Royal Dutch Shell plc, Class B	213,862	6,821,602
Royal KPN N.V.	1,212,300	12,111,833
Royal Numico N.V.*^	46,500	1,918,621
TNT N.V.	67,700	2,108,186
Unilever N.V. (CVA)	25,100	1,712,748
VNU N.V.	54,127	1,788,312

		66,797,148

Norway (0.1%)
DNB NOR ASA	108,700	1,155,828

Portugal (0.1%)
Portugal Telecom SGPS S.A. (Registered)	123,100	1,241,482

Singapore (0.7%)
DBS Group Holdings Ltd.	152,000	1,508,299
Singapore Telecommunications Ltd. (b)	2,634,914	4,135,871
United Overseas Bank Ltd.	108,000	948,280

		6,592,450

South Africa (1.1%)
Sasol Ltd.	280,800	10,027,781

South Korea (1.3%)
Samsung Electronics Co., Ltd.	10,680	6,962,576
Samsung Electronics Co., Ltd. (GDR) §	10,360	3,376,980
Samsung Electronics Co., Ltd. (Non-Voting)	4,210	2,044,922

		12,384,478

Spain (4.1%)
Altadis S.A.	48,300	2,183,177
Banco Bilbao Vizcaya Argentaria S.A.^	504,600	8,975,630
Banco Santander Central Hispano S.A.	578,400	7,607,107
Iberdrola S.A.^	85,500	2,328,661
Inditex S.A.	62,100	2,018,039
Repsol YPF S.A.^	343,400	9,992,768
Telefonica S.A.	361,908	5,425,754

		38,531,136

Sweden (1.2%)
Atlas Copco AB, Class A	138,600	3,082,477
Telefonaktiebolaget LM Ericsson (ADR)*^	33,000	1,135,200
Telefonaktiebolaget LM Ericsson, Class B	1,953,000	6,699,281

		10,916,958

Switzerland (8.2%)
Adecco S.A. (Registered)	31,379	1,442,822
Compagnie Financiere Richemont AG, Class A (Unit)	227,687	9,881,783
Credit Suisse Group (Registered)	121,754	6,189,550
Geberit A.G. (Registered)	2,000	1,578,209

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Holcim Ltd. (Registered)	127,459	$8,655,549
Nestle S.A. (Registered)	24,175	7,208,752
Novartis AG (Registered)	255,828	13,403,335
Roche Holding AG	58,673	8,783,477
Swiss Reinsurance (Registered)	120,771	8,815,335
Swisscom AG (Registered)	11,688	3,678,135
Synthes, Inc.^	13,040	1,460,377
UBS AG (Registered)	39,789	3,776,777
Xstrata plc	116,450	2,718,851

		77,592,952

Taiwan (0.4%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	352,801	3,496,258

United Kingdom (13.4%)
Anglo American plc	44,100	1,498,274
ARM Holdings plc	394,900	820,313
AstraZeneca plc (London Exchange)	36,700	1,782,404
AstraZeneca plc (Stockholm Exchange)	261,000	12,740,747
BHP Billiton plc	129,347	2,108,426
Brambles Industries plc	190,300	1,362,329
British Land Co. plc	94,500	1,729,403
Cadbury Schweppes plc	174,143	1,642,785
Carnival plc	32,100	1,818,553
Centrica plc	314,690	1,376,272
Diageo plc	112,500	1,627,157
HBOS plc	591,800	10,088,609
HSBC Holdings plc	260,600	4,174,103
Johnston Press plc	103,600	827,916
Kingfisher plc	471,000	1,918,378
Lloyds TSB Group plc	291,300	2,442,936
Northern Rock plc	96,000	1,554,139
Pearson plc	297,000	3,505,389
Reckitt Benckiser plc	56,500	1,862,330
Reed Elsevier plc	811,200	7,603,747
Rio Tinto plc	43,200	1,969,044
Rolls-Royce Group plc*	255,474	1,874,951
Royal Bank of Scotland Group plc (b)	649,100	19,556,710
Scottish & Southern Energy plc	178,600	3,109,041
Standard Chartered plc	232,600	5,171,143
Tesco plc	268,400	1,527,471
Unilever plc	555,000	5,492,870
Vodafone Group plc	10,761,118	23,185,058
Wolseley plc	60,900	1,280,738
Yell Group plc	153,500	1,413,791

		127,065,027

United States (0.1%)
News Corp. (CDI)^	66,870	1,053,647

Total Common Stocks (95.4%) (Cost $699,427,863)		903,942,832

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (15.0%)
Allstate Life Insurance
4.37%, 1/30/07 (l)	$10,000,000	10,000,000
Bank of America Corp.
4.31%, 8/10/06 (l)	12,500,000	12,500,000
Bank of Nova Scotia New York
4.38%, 5/30/06 (l)	4,998,967	4,998,967
Barclays New York
4.30%, 8/30/06 (l)	9,998,506	9,998,506
CC USA, Inc.
4.33%, 5/5/06 (l)	4,999,755	4,999,755
General Electric Capital Corp.
4.36%, 5/12/06 (l)	2,002,060	2,002,060
Goldman Sachs Group, Inc.
4.41%, 12/28/07 (l)	5,000,000	5,000,000
Manufacturers and Traders
4.37%, 6/20/06 (l)	3,999,946	3,999,946
Merrill Lynch & Co.
4.23%, 10/19/06 (l)	5,500,000	5,500,000
Natexis Banques Populaires NY
4.36%, 11/13/06 (l)	14,993,372	14,993,372
Nomura Securities
4.29%, 1/3/06	45,251,100	45,251,100
Societe Generale NY
4.39%, 3/30/06 (l)	9,997,049	9,997,049
US Bank NA
4.29%, 10/2/06 (l)	4,997,605	4,997,605
Wells Fargo & Co.
4.36%, 12/31/07 (l)	7,500,000	7,500,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		141,738,360

Time Deposit (4.7%)
JPMorgan Chase Nassau
3.68%, 1/3/06	44,806,536	44,806,536

Total Short-Term Investments (19.7%) (Amortized Cost $186,544,896)		186,544,896

Total Investments (115.1%) (Cost/Amortized Cost $885,972,759)		1,090,487,728
Other Assets Less Liabilities (-15.1%)		(142,860,017)

Net Assets (100.0%)		$947,627,711

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $3,376,980 or 0.36% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

CDI — Chess Depositary Receipt

CVA — Dutch Certification

FDR — Finnish Depositary Receipt

GDR — Global Depositary Receipt

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

At December 31, 2005 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
British Pound, expiring 1/12/06	801	$1,408,518	$1,375,063	$(33,455)
British Pound, expiring 1/24/06	3,181	5,640,752	5,459,981	(180,771)
British Pound, expiring 3/14/06	2,041	3,598,186	3,503,937	(94,249)
British Pound, expiring 6/14/06	2,041	3,600,409	3,507,041	(93,368)

				$(401,843)

Foreign Currency Sell Contracts
Swiss Franc, expiring 1/12/06	(1,788)	$(1,408,518)	$(1,357,582)	$50,936
Canadian Dollar, expiring 1/24/06	(6,657)	(5,640,752)	(5,702,393)	(61,641)
Swiss Franc, expiring 3/14/06	(4,602)	(3,598,186)	(3,515,664)	82,522
Swiss Franc, expiring 6/14/06	(4,572)	(3,600,409)	(3,523,895)	76,514

				$148,331

				$(253,512)

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$304,831,335
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$177,112,513

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$203,135,579
Aggregate gross unrealized depreciation	(8,263,204)

Net unrealized appreciation	$194,872,375

Federal income tax cost of investments	$895,615,353

At December 31, 2005, the Portfolio had loaned securities with a total value of $122,739,463. This was secured by collateral of $141,738,360 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio utilized capital loss carryforward of $16,412,595 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.5%)
Hotels, Restaurants & Leisure (1.4%)
Carnival Corp. (Unit)	40,900	$2,186,923
Harrah’s Entertainment, Inc.	200	14,258
Las Vegas Sands Corp.*^	105,600	4,168,032
McDonald’s Corp.	145,900	4,919,748
Starwood Hotels & Resorts Worldwide, Inc. (Unit)	49,900	3,186,614

		14,475,575

Household Durables (0.5%)
D.R. Horton, Inc.	1,066	38,088
Leggett & Platt, Inc.	219,100	5,030,536
Lennar Corp., Class A	600	36,612

		5,105,236

Internet & Catalog Retail (1.5%)
Amazon.com, Inc.*	71,600	3,375,940
Expedia, Inc.*^	234,800	5,625,808
IAC/InterActiveCorp*	234,800	6,647,188

		15,648,936

Media (1.9%)
Cablevision Systems New York Group, Class A*	132,142	3,101,373
Clear Channel Communications, Inc.	61,100	1,921,595
DIRECTV Group, Inc.*	82,055	1,158,617
Entercom Communications Corp.*^	33,300	988,011
Omnicom Group, Inc.	54,100	4,605,533
Time Warner, Inc.	438,950	7,655,288

		19,430,417

Multiline Retail (1.3%)
Dollar Tree Stores, Inc.*^	324,500	7,768,530
Target Corp.	97,700	5,370,569

		13,139,099

Specialty Retail (2.9%)
Autonation, Inc.*	333,500	7,246,955
Home Depot, Inc.	750	30,360
Lowe’s Cos., Inc.	163,900	10,925,574
RadioShack Corp.	213,900	4,498,317
Williams-Sonoma, Inc.*^	173,900	7,503,785

		30,204,991

Total Consumer Discretionary		98,004,254

Consumer Staples (8.0%)
Beverages (3.3%)
Anheuser-Busch Cos., Inc.	36,800	1,580,928
Coca-Cola Co.	89,900	3,623,869
Pepsi Bottling Group, Inc.	200,642	5,740,368
PepsiCo, Inc.	384,300	22,704,444

		33,649,609

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	48,700	2,409,189
Sysco Corp.	83,000	2,577,150

		4,986,339

Food Products (2.0%)
Campbell Soup Co.	523,600	15,587,572
Kraft Foods, Inc., Class A^	185,600	5,222,784

		20,810,356

Household Products (0.8%)
Procter & Gamble Co.	148,141	8,574,401

Personal Products (0.6%)
Avon Products, Inc.	204,300	5,832,765

Tobacco (0.8%)
Altria Group, Inc.	113,800	8,503,136

Total Consumer Staples		82,356,606

Energy (9.5%)
Energy Equipment & Services (3.8%)
Baker Hughes, Inc.	126,300	7,676,514
BJ Services Co.	167,600	6,145,892
Schlumberger Ltd.	116,700	11,337,405
Transocean, Inc.*	116,150	8,094,493
Weatherford International Ltd.*	171,000	6,190,200

		39,444,504

Oil & Gas (5.7%)
Arch Coal, Inc.^	35,600	2,830,200
Burlington Resources, Inc.	800	68,960
Chevron Corp.	85,164	4,834,760
Devon Energy Corp.	800	50,032
Exxon Mobil Corp.	209,358	11,759,639
Kinder Morgan Management LLC*	121,994	5,545,847
Kinder Morgan, Inc.	103,117	9,481,608
Plains Exploration & Production Co.*^	97,500	3,873,675
Royal Dutch Shell plc,
Class A (ADR)	188,350	11,581,642
Class B (ADR)^	70,252	4,533,362
Williams Cos., Inc.	165,200	3,827,684

		58,387,409

Total Energy		97,831,913

Financials (17.3%)
Capital Markets (0.0%)
Investors Financial Services Corp.^	350	12,891

Commercial Banks (1.5%)
Fifth Third Bancorp	34,500	1,301,340
Wells Fargo & Co.	220,700	13,866,581

		15,167,921

Consumer Finance (7.0%)
AmeriCredit Corp.*^	318,800	8,170,844
Capital One Financial Corp.	64,800	5,598,720
SLM Corp.	1,061,000	58,450,490

		72,220,054

Diversified Financial Services (2.7%)
Citigroup, Inc.	700	33,971
JPMorgan Chase & Co.	693,560	27,527,396

		27,561,367

Insurance (3.1%)
American International Group, Inc.	97,500	6,652,425
Assurant, Inc.	62,700	2,726,823
Chubb Corp.	77,200	7,538,580
Everest Reinsurance Group Ltd.	19,100	1,916,685
Hartford Financial Services Group, Inc.	65,480	5,624,077
Prudential Financial, Inc.	775	56,722
Renaissance Reinsurance Holdings Ltd.	82,500	3,639,075
W.R. Berkley Corp.	1,125	53,573
XL Capital Ltd., Class A	47,100	3,173,598

		31,381,558

Real Estate (0.6%)
General Growth Properties, Inc. (REIT)^	138,600	6,512,814

Thrifts & Mortgage Finance (2.4%)
Golden West Financial Corp.	194,800	12,856,800

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Hudson City Bancorp, Inc.	204,500	$2,478,540
IndyMac Bancorp, Inc.^	10,200	398,004
Washington Mutual, Inc.	209,941	9,132,433

		24,865,777

Total Financials		177,722,382

Health Care (18.1%)
Biotechnology (0.7%)
ImClone Systems, Inc.*^	55,100	1,886,624
Millennium Pharmaceuticals, Inc.*^	567,100	5,500,870

		7,387,494

Health Care Equipment & Supplies (1.6%)
Bard (C.R.), Inc.	550	36,256
Baxter International, Inc.	149,500	5,628,675
Fisher Scientific International, Inc.*	200	12,372
Medtronic, Inc.	103,900	5,981,523
Thermo Electron Corp.*	141,000	4,248,330

		15,907,156

Health Care Providers & Services (4.3%)
Aetna, Inc.	400	37,724
AmerisourceBergen Corp.	128,200	5,307,480
Caremark Rx, Inc.*	697	36,098
DaVita, Inc.*	150,425	7,617,522
Laboratory Corp. of America Holdings*	600	32,310
Lincare Holdings, Inc.*	165,300	6,927,723
McKesson Corp.	92,100	4,751,439
Medco Health Solutions, Inc.*	125,500	7,002,900
Omnicare, Inc.	65,000	3,719,300
Triad Hospitals, Inc.*^	400	15,692
UnitedHealth Group, Inc.	38,410	2,386,797
WellPoint, Inc.*	76,800	6,127,872

		43,962,857

Pharmaceuticals (11.5%)
Allergan, Inc.	320,000	34,547,200
AstraZeneca plc (ADR)	810,200	39,375,720
Endo Pharmaceuticals Holdings, Inc.*^	113,800	3,443,588
Forest Laboratories, Inc.*	676,500	27,520,020
IVAX Corp.*	84,200	2,637,986
Johnson & Johnson	564	33,896
Sepracor, Inc.*^	89,600	4,623,360
Teva Pharmaceutical Industries Ltd. (ADR)^	153,200	6,589,132

		118,770,902

Total Health Care		186,028,409

Industrials (13.0%)
Aerospace & Defense (0.8%)
Boeing Co.	29,150	2,047,496
United Technologies Corp.	123,600	6,910,476

		8,957,972

Air Freight & Logistics (0.8%)
FedEx Corp.	350	36,187
United Parcel Service, Inc., Class B	112,400	8,446,860

		8,483,047

Building Products (1.7%)
American Standard Cos., Inc.	432,500	17,278,375

Commercial Services & Supplies (0.5%)
Allied Waste Industries, Inc.*^	482,500	4,217,050
Monster Worldwide, Inc.*	16,800	685,776

		4,902,826

Construction & Engineering (1.2%)
Fluor Corp.	162,900	12,585,654

Electrical Equipment (0.8%)
Cooper Industries Ltd., Class A	112,700	8,227,100
Thomas & Betts Corp.*	1,050	44,058

		8,271,158

Industrial Conglomerates (4.7%)
General Electric Co.	1,154,900	40,479,245
Textron, Inc.	400	30,792
Tyco International Ltd.	266,950	7,704,177

		48,214,214

Machinery (2.1%)
Danaher Corp.	155,200	8,657,056
Illinois Tool Works, Inc.	108,300	9,529,317
Ingersoll-Rand Co., Ltd., Class A	51,200	2,066,944
Navistar International Corp.*^	56,100	1,605,582

		21,858,899

Road & Rail (0.4%)
Union Pacific Corp.	47,700	3,840,327

Total Industrials		134,392,472

Information Technology (14.8%)
Communications Equipment (1.7%)
Cisco Systems, Inc.*	713,175	12,209,556
JDS Uniphase Corp.*^	693,000	1,635,480
QUALCOMM, Inc.	85,500	3,683,340

		17,528,376

Computers & Peripherals (1.6%)
Dell, Inc.*	129,250	3,876,207
Hewlett-Packard Co.	104,200	2,983,246
Lexmark International, Inc., Class A*	102,700	4,604,041
NCR Corp.*	800	27,152
Seagate Technology*	258,000	5,157,420

		16,648,066

Electronic Equipment & Instruments (1.6%)
Flextronics International Ltd.*	908,300	9,482,652
Jabil Circuit, Inc.*	186,400	6,913,576

		16,396,228

Internet Software & Services (1.1%)
Google, Inc., Class A*	18,900	7,840,854
VeriSign, Inc.*	1,000	21,920
Yahoo!, Inc.*	71,700	2,809,206

		10,671,980

IT Services (1.6%)
Accenture Ltd., Class A	198,300	5,724,921
Affiliated Computer Services, Inc., Class A*	185,700	10,989,726
Computer Sciences Corp.*	225	11,394
Fiserv, Inc.*	900	38,943

		16,764,984

Semiconductors & Semiconductor Equipment (2.7%)
Altera Corp.*	201,500	3,733,795
Applied Materials, Inc.	214,100	3,840,954
ASML Holding N.V. (N.Y. Shares)*^	8,600	172,688
Freescale Semiconductor, Inc., Class A*	162,100	4,083,299
Intel Corp.	196,900	4,914,624
International Rectifier Corp.*	97,400	3,107,060
KLA-Tencor Corp.	82,200	4,054,926
NVIDIA Corp.*	600	21,936
Silicon Laboratories, Inc.*	109,500	4,014,270
Texas Instruments, Inc.	400	12,828

		27,956,380

Software (4.5%)
Adobe Systems, Inc.	325,700	12,037,872
Microsoft Corp.	750,400	19,622,960

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
SAP AG (ADR)	331,200	$14,927,184

		46,588,016

Total Information Technology		152,554,030

Materials (2.9%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	70,600	4,178,814
Dow Chemical Co.	164,500	7,208,390
Huntsman Corp.*	67,700	1,165,794
Methanex Corp.	231,000	4,328,940
Potash Corp. of Saskatchewan, Inc. (Toronto Exchange)^	47,100	3,778,362

		20,660,300

Metals & Mining (0.5%)
Alcoa, Inc.	76,500	2,262,105
Barrick Gold Corp.	102,000	2,842,740

		5,104,845

Paper & Forest Products (0.4%)
International Paper Co.	121,300	4,076,893

Total Materials		29,842,038

Telecommunication Services (4.2%)
Diversified Telecommunication Services (1.2%)
Qwest Communications International, Inc.*^	1,126,200	6,363,030
Verizon Communications, Inc.	206,700	6,225,804

		12,588,834

Wireless Telecommunication Services (3.0%)
American Tower Corp., Class A*	304,500	8,251,950
Sprint Nextel Corp.	973,150	22,732,784

		30,984,734

Total Telecommunication Services		43,573,568

Utilities (1.2%)
Electric Utilities (0.3%)
Exelon Corp.	48,400	2,571,976

Multi-Utilities and Unregulated Power (0.9%)
AES Corp.*	448,100	7,093,423
Energen Corp.	1,000	36,320
MDU Resources Group, Inc.^	67,000	2,193,580

		9,323,323

Total Utilities		11,895,299

Total Common Stocks (98.5%) (Cost $809,349,290)		1,014,200,971

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (6.4%)
Bank of America Corp.
4.31%, 8/10/06 (l)	$7,500,000	7,500,000
Merrill Lynch & Co., Inc.
4.23%, 10/19/06 (l)	5,000,000	5,000,000
Nomura Securities
4.29%, 1/3/06	46,539,452	46,539,452
Nordeutsche Landesbank N.Y.
4.40%, 3/30/06 (l)	6,998,817	6,998,817

Total Short-Term Investments of Cash Collateral for Securities Loaned		66,038,269

Time Deposit (1.6%)
JPMorgan Chase Nassau
3.68%, 1/3/06	16,264,147	16,264,147

Total Short-Term Investments (8.0%) (Amortized Cost $82,302,416)		82,302,416

Total Investments (106.5%) (Cost/Amortized Cost $891,651,706)		1,096,503,387
Other Assets Less Liabilities (-6.5%)		(66,907,091)

Net Assets (100%)		$1,029,596,296

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$294,050,104
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$328,396,749

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$231,570,091
Aggregate gross unrealized depreciation	(31,042,925)

Net unrealized appreciation	$200,527,166

Federal income tax cost of investments	$895,976,221

At December 31, 2005, the Portfolio had loaned securities with a total value of $64,323,604. This was secured by collateral of $66,038,269 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $249,913,891, of which $58,311,372 expires in the year 2008, $146,635,332 expires in the year 2009, $2,767,387 expires in the year 2010 and $42,199,800 expires in the year 2011.

Included in the capital loss carryforward amounts at December 31, 2005 are $204,002,097 of losses acquired from EQ/MFS Research as a result of a tax free reorganization. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized capital loss carryforward of $50,209,478 in the year ended December 31, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.2%)
Hotels, Restaurants & Leisure (0.8%)
Carnival Corp. (Unit)	77,400	$4,138,578
McDonald’s Corp.	51,500	1,736,580
Starwood Hotels & Resorts Worldwide, Inc. (Unit)	54,600	3,486,756

		9,361,914

Household Durables (0.3%)
Leggett & Platt, Inc.	132,500	3,042,200

Internet & Catalog Retail (1.0%)
Amazon.com, Inc.*	37,700	1,777,555
eBay, Inc.*	124,884	5,401,233
Expedia, Inc.*^	93,554	2,241,554
IAC/InterActiveCorp*^	61,254	1,734,100

		11,154,442

Media (2.0%)
Cablevision Systems New York Group, Class A*	92,064	2,160,742
CCE Spinco, Inc.*	22,637	296,545
Clear Channel Communications, Inc.^	181,100	5,695,595
Comcast Corp., Class A*	62,300	1,617,308
DIRECTV Group, Inc.*^	27,400	386,888
Omnicom Group, Inc.	30,300	2,579,439
Time Warner, Inc.	390,600	6,812,064
Viacom, Inc., Class B*	80,600	2,627,560
Walt Disney Co.	49,100	1,176,927

		23,353,068

Multiline Retail (1.3%)
Dollar Tree Stores, Inc.*^	200,700	4,804,758
Target Corp.	185,300	10,185,941

		14,990,699

Specialty Retail (2.8%)
Autonation, Inc.*	141,500	3,074,795
Lowe’s Cos., Inc.	335,200	22,344,432
RadioShack Corp.^	96,100	2,020,983
Williams-Sonoma, Inc.*^	119,000	5,134,850

		32,575,060

Total Consumer Discretionary		94,477,383

Consumer Staples (9.0%)
Beverages (2.3%)
Anheuser-Busch Cos., Inc.	149,558	6,425,012
Coca-Cola Co.	90,300	3,639,993
Pepsi Bottling Group, Inc.	89,400	2,557,734
PepsiCo, Inc	235,000	13,883,800

		26,506,539

Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	88,600	4,383,042
Sysco Corp.	230,200	7,147,710

		11,530,752

Food Products (2.3%)
Campbell Soup Co.	238,000	7,085,260
H.J. Heinz Co.	49,600	1,672,512
Kraft Foods, Inc., Class A^	195,800	5,509,812
Sara Lee Corp.	155,000	2,929,500
Unilever N.V. (N.Y. Shares)	125,600	8,622,440

		25,819,524

Household Products (0.3%)
Procter & Gamble Co.	64,400	3,727,472

Personal Products (1.4%)
Avon Products, Inc.	573,700	16,379,135

Tobacco (1.7%)
Altria Group, Inc.	250,872	18,745,156

Total Consumer Staples		102,708,578

Energy (7.1%)
Energy Equipment & Services (3.1%)
Baker Hughes, Inc.	78,500	4,771,230
BJ Services Co.	106,600	3,909,022
Halliburton Co.	57,600	3,568,896
Schlumberger Ltd.	131,124	12,738,696
Transocean, Inc.*	58,200	4,055,958
Weatherford International Ltd.*	182,048	6,590,138

		35,633,940

Oil & Gas (4.0%)
Arch Coal, Inc.^	26,700	2,122,650
Chevron Corp.	107,448	6,099,823
Exxon Mobil Corp.	145,890	8,194,641
Kinder Morgan Management LLC*^	15,556	707,176
Kinder Morgan, Inc.	47,040	4,325,328
Royal Dutch Shell plc,
Class A (ADR)	318,900	19,609,161
Class B (ADR)^	65,795	4,245,752

		45,304,531

Total Energy		80,938,471

Financials (17.0%)
Capital Markets (0.3%)
Goldman Sachs Group, Inc.	14,800	1,890,108
State Street Corp.	34,500	1,912,680

		3,802,788

Commercial Banks (2.0%)
Fifth Third Bancorp	113,100	4,266,132
Wells Fargo & Co.	303,900	19,094,037

		23,360,169

Consumer Finance (3.4%)
AmeriCredit Corp.*^	92,100	2,360,523
Capital One Financial Corp.	41,800	3,611,520
SLM Corp.	593,807	32,712,828

		38,684,871

Diversified Financial Services (2.5%)
JPMorgan Chase & Co.	720,576	28,599,661

Insurance (3.0%)
American International Group, Inc.	147,000	10,029,810
Assurant, Inc.	12,000	521,880
Berkshire Hathaway, Inc., Class A*	106	9,393,720
Chubb Corp.	45,400	4,433,310
Everest Reinsurance Group Ltd.	21,300	2,137,455
Hartford Financial Services Group, Inc.	46,800	4,019,652
XL Capital Ltd., Class A	58,800	3,961,944

		34,497,771

Real Estate (0.3%)
General Growth Properties, Inc. (REIT)^	67,100	3,153,029

Thrifts & Mortgage Finance (5.5%)
Fannie Mae	257,294	12,558,520
Freddie Mac	162,700	10,632,445
Golden West Financial Corp.	330,800	21,832,800
Hudson City Bancorp, Inc.	494,500	5,993,340
IndyMac Bancorp, Inc.^	18,300	714,066
Washington Mutual, Inc.	251,600	10,944,600

		62,675,771

Total Financials		194,774,060

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Health Care (16.6%)
Biotechnology (1.0%)
Amgen, Inc.*	50,900	$4,013,974
ImClone Systems, Inc.*^	151,000	5,170,240
Millennium Pharmaceuticals, Inc.*^	272,700	2,645,190

		11,829,404

Health Care Equipment & Supplies (1.4%)
Baxter International, Inc.	205,000	7,718,250
Medtronic, Inc.	134,000	7,714,380

		15,432,630

Health Care Providers & Services (4.7%)
AmerisourceBergen Corp.	188,000	7,783,200
DaVita, Inc.*	156,350	7,917,564
Lincare Holdings, Inc.*	116,400	4,878,324
McKesson Corp.	169,400	8,739,346
Medco Health Solutions, Inc.*	138,300	7,717,140
Omnicare, Inc.^	78,500	4,491,770
WellPoint, Inc.*	154,200	12,303,618

		53,830,962

Pharmaceuticals (9.5%)
Allergan, Inc.^	238,100	25,705,276
AstraZeneca plc (ADR)	637,400	30,977,640
Eli Lilly & Co.	141,730	8,020,501
Forest Laboratories, Inc.*	620,746	25,251,947
Pfizer, Inc.	153,639	3,582,861
Sepracor, Inc.*	56,800	2,930,880
Teva Pharmaceutical Industries Ltd. (ADR)^	279,500	12,021,295

		108,490,400

Total Health Care		189,583,396

Industrials (11.3%)
Aerospace & Defense (1.4%)
United Technologies Corp.	298,462	16,687,011

Air Freight & Logistics (1.0%)
United Parcel Service, Inc., Class B	161,200	12,114,180

Building Products (0.9%)
American Standard Cos., Inc.	252,500	10,087,375

Commercial Services & Supplies (0.5%)
Allied Waste Industries, Inc.*^	321,200	2,807,288
Monster Worldwide, Inc.*	64,800	2,645,136

		5,452,424

Construction & Engineering (1.4%)
Fluor Corp.	207,600	16,039,176

Electrical Equipment (1.0%)
Cooper Industries Ltd., Class A	115,400	8,424,200
Emerson Electric Co.	39,300	2,935,710

		11,359,910

Industrial Conglomerates (3.5%)
General Electric Co.	919,428	32,225,951
Siemens AG (ADR)	31,700	2,713,203
Tyco International Ltd.	172,700	4,984,122

		39,923,276

Machinery (1.4%)
Danaher Corp.	157,200	8,768,616
Illinois Tool Works, Inc.	82,600	7,267,974

		16,036,590

Road & Rail (0.2%)
Union Pacific Corp.	22,500	1,811,475

Total Industrials		129,511,417

Information Technology (22.1%)
Communications Equipment (2.6%)
Cisco Systems, Inc.*	984,112	16,847,997
Corning, Inc.*	330,100	6,489,766
JDS Uniphase Corp.*^	538,300	1,270,388
QUALCOMM, Inc.	127,100	5,475,468

		30,083,619

Computers & Peripherals (3.2%)
Dell, Inc.*	64,500	1,934,355
Hewlett-Packard Co.	156,335	4,475,871
International Business Machines Corp.	44,838	3,685,684
Lexmark International, Inc., Class A*	98,300	4,406,789
SanDisk Corp.*	261,600	16,433,712
Seagate Technology*^	173,400	3,466,266
Sun Microsystems, Inc.*	588,100	2,464,139

		36,866,816

Electronic Equipment & Instruments (1.7%)
Agilent Technologies, Inc.*	85,006	2,829,850
Flextronics International Ltd.*	624,500	6,519,780
Jabil Circuit, Inc.*	260,000	9,643,400

		18,993,030

Internet Software & Services (1.2%)
Google, Inc., Class A*	23,600	9,790,696
Yahoo!, Inc.*	102,000	3,996,360

		13,787,056

IT Services (1.4%)
Accenture Ltd., Class A	88,000	2,540,560
Affiliated Computer Services, Inc., Class A*	134,500	7,959,710
Automatic Data Processing, Inc.	73,300	3,363,737
CheckFree Corp.*	42,800	1,964,520

		15,828,527

Semiconductors & Semiconductor Equipment (8.0%)
Altera Corp.*	716,400	13,274,892
Applied Materials, Inc.	942,682	16,911,715
ASML Holding N.V. (N.Y. Shares)*^	139,300	2,797,144
Credence Systems Corp.*^	110,000	765,600
Fairchild Semiconductor International, Inc., Class A*^	168,700	2,852,717
Freescale Semiconductor, Inc., Class A*^	293,200	7,385,708
Intel Corp.	221,503	5,528,715
International Rectifier Corp.*^	243,300	7,761,270
KLA-Tencor Corp.	320,300	15,800,399
Linear Technology Corp.	98,600	3,556,502
Novellus Systems, Inc.*	60,500	1,459,260
Silicon Laboratories, Inc.*^	69,400	2,544,204
Teradyne, Inc.*	242,500	3,533,225
Xilinx, Inc.	266,800	6,726,028

		90,897,379

Software (4.0%)
Adobe Systems, Inc.	296,300	10,951,248
Microsoft Corp.	911,052	23,824,010
SAP AG (ADR)	255,300	11,506,371

		46,281,629

Total Information Technology		252,738,056

Materials (2.9%)
Chemicals (1.3%)
Air Products & Chemicals, Inc.	41,507	2,456,799
Dow Chemical Co.	118,500	5,192,670
Huntsman Corp.*	235,800	4,060,476
Methanex Corp.	105,900	1,984,566

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Potash Corp. of Saskatchewan, Inc. (Toronto Exchange)	19,000	$1,524,180

		15,218,691

Metals & Mining (1.4%)
Alcoa, Inc.	398,300	11,777,731
Newmont Mining Corp.	78,100	4,170,540

		15,948,271

Paper & Forest Products (0.2%)
International Paper Co.	82,900	2,786,269

Total Materials		33,953,231

Telecommunication Services (2.9%)
Diversified Telecommunication Services (2.7%)
AT&T, Inc.	70,000	1,714,300
Qwest Communications International, Inc.*^	826,000	4,666,900
Sprint Nextel Corp.	761,000	17,776,960
Verizon Communications, Inc.	206,300	6,213,756

		30,371,916

Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A*	93,700	2,539,270

Total Telecommunication Services		32,911,186

Utilities (1.2%)
Electric Utilities (0.2%)
Exelon Corp.	42,600	2,263,764

Multi-Utilities (1.0%)
AES Corp.*	456,600	7,227,978
Duke Energy Corp.	56,300	1,545,435
MDU Resources Group, Inc.^	80,200	2,625,748

		11,399,161

Total Utilities		13,662,925

Total Common Stocks (98.3%) (Cost $962,298,556)		1,125,258,703

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (8.0%)
Bank of America Corp.
4.31%, 8/10/06 (l)	$5,500,000	5,500,000
General Electric Capital Corp.
4.36%, 5/12/06 (l)	2,002,060	2,002,060
Merrill Lynch & Co.
4.23%, 10/19/06 (l)	5,000,000	5,000,000
Nomura Securities
4.29%, 1/3/06 (l)	73,086,165	73,086,165
Nordeutsche Landesbank NY
4.40%, 3/30/06 (l)	5,998,985	5,998,985

Total Short-Term Investments of Cash Collateral for Securities Loaned		91,587,210

Time Deposit (1.8%)
JPMorgan Chase Nassau
3.68%, 1/3/06	19,996,379	19,996,379

Total Short-Term Investments (9.8%) (Amortized Cost $111,583,589)		111,583,589

Total Investments (108.1%) (Cost/Amortized Cost $1,073,882,145)		1,236,842,292
Other Assets Less Liabilities (-8.1%)		(92,617,282)

Net Assets (100%)		$1,144,225,010

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$407,248,390
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$327,627,368

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$195,322,936
Aggregate gross unrealized depreciation	(35,478,148)

Net unrealized appreciation	$159,844,788

Federal income tax cost of investments	$1,076,997,504

At December 31, 2005, the Portfolio had loaned securities with a total value of $89,251,378. This was secured by collateral of $91,587,210 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio utilized capital loss carryforward of $192,484 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Financials (0.2%)
Diversified Financial Services (0.2%)
Leucadia National Corp.	3,909	$185,521

Total Financials		185,521

Health Care (0.3%)
Health Care Equipment & Supplies (0.3%)
Dade Behring Holdings, Inc.	8,000	327,120

Total Health Care		327,120

Information Technology (0.0%)
Computers & Peripherals (0.0%)
Axiohm Transaction Solutions, Inc.*†	4,056	—

Total Information Technology		—

Telecommunication Services (0.1%)
Diversified Telecommunication Services (0.1%)
Nextlink Communications, Inc. Escrow Shares*†	1,100,000	—
Telewest Global, Inc.*	7,644	182,080
XO Communications, Inc.*	935	1,702

Total Telecommunication Services	.	183,782

Total Common Stocks (0.6%) (Cost $2,373,890)		696,423

	Principal Amount
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (24.5%)
Auto Components (0.5%)
TRW Automotive, Inc.
9.375%, 2/15/13	$487,000	527,178

Automobiles (0.5%)
Ford Motor Credit Co.
7.000%, 10/1/13	600,000	512,674

Distributors (0.5%)
Buhrmann U.S., Inc.
8.250%, 7/1/14	600,000	602,250

Hotels, Restaurants & Leisure (9.0%)
American Casino & Entertainment Properties LLC
7.850%, 2/1/12	350,000	358,750
Boyd Gaming Corp.
7.750%, 12/15/12	725,000	759,437
6.750%, 4/15/14	375,000	372,188
Caesars Entertainment, Inc.
7.875%, 3/15/10	600,000	645,000
8.125%, 5/15/11	400,000	441,500
Hilton Hotels Corp.
8.250%, 2/15/11	750,000	821,929
Intrawest Corp.
7.500%, 10/15/13	500,000	506,250
Landry’s Restaurants, Inc.
7.500%, 12/15/14	700,000	654,500
Mandalay Resort Group, Series B
10.250%, 8/1/07	125,000	133,281
MGM MIRAGE
6.000%, 10/1/09	300,000	298,125
8.500%, 9/15/10	600,000	650,250
6.750%, 9/1/12	500,000	506,875
6.625%, 7/15/15	225,000	224,438
Mohegan Tribal Gaming Authority
6.375%, 7/15/09	200,000	201,250
7.125%, 8/15/14	225,000	230,344
Restaurant Co.
10.000%, 10/1/13 §	225,000	208,125
Royal Caribbean Cruises Ltd.
8.000%, 5/15/10	900,000	977,505
San Pasqual Casino
8.000%, 9/15/13 §	575,000	583,625
Seneca Gaming Corp.
7.250%, 5/1/12	250,000	251,563
7.250%, 5/1/12 §	235,000	236,469
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12	800,000	882,000
Station Casinos, Inc.
6.875%, 3/1/16	375,000	383,437

		10,326,841

Household Durables (0.9%)
Interface, Inc.
10.375%, 2/1/10	350,000	378,875
K Hovnanian Enterprises, Inc.
6.000%, 1/15/10	225,000	213,393
Standard-Pacific Corp.
6.875%, 5/15/11	475,000	463,125

		1,055,393

Internet & Catalog Retail (0.3%)
FTD, Inc.
7.750%, 2/15/14	389,000	385,110

Media (8.0%)
Block Communications, Inc.
8.250%, 12/15/15 §	500,000	495,000
CBD Media, Inc.
8.625%, 6/1/11	175,000	178,500
Corus Entertainment, Inc.
8.750%, 3/1/12	675,000	730,687
CSC Holdings, Inc.
8.125%, 7/15/09	210,000	212,100
Dex Media East LLC/Dex Media Finance Co.
9.875%, 11/15/09	100,000	108,125
12.125%, 11/15/12	325,000	380,250
Dex Media West LLC/Dex Media Finance Co.
8.500%, 8/15/10	820,000	858,950
9.875%, 8/15/13	440,000	488,400
DirecTV Holdings LLC
8.375%, 3/15/13	32,000	34,400
6.375%, 6/15/15	575,000	562,062
Echostar DBS Corp.
6.375%, 10/1/11	250,000	240,625
6.625%, 10/1/14	225,000	215,719
EPCO Holdings, Inc.
6.418%, 8/18/10 (l)	175,000	177,352
6.603%, 8/18/10 (l)	87,500	88,676
6.639%, 8/18/10 (l)	84,000	85,129
Houghton Mifflin Co.
8.250%, 2/1/11	450,000	464,625
Imax Corp.
9.625%, 12/1/10	500,000	515,000
Inmarsat Finance plc
7.625%, 6/30/12	465,000	479,531
Mediacom LLC
9.500%, 1/15/13	275,000	268,469
Primedia, Inc.
8.875%, 5/15/11	400,000	369,000
R.H. Donnelley Corp.
6.875%, 1/15/13	150,000	138,188
R.H. Donnelley, Inc.
10.875%, 12/15/12	225,000	253,687

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Rogers Cable, Inc.
6.250%, 6/15/13	$275,000	$271,219
6.750%, 3/15/15	175,000	177,625
Sinclair Broadcast Group, Inc.
8.750%, 12/15/11	350,000	368,375
Videotron Ltee
6.875%, 1/15/14	350,000	354,375
6.375%, 12/15/15 §	700,000	695,625

		9,211,694

Multiline Retail (2.2%)
J.C. Penney Corp., Inc.
8.000%, 3/1/10	100,000	109,525
7.650%, 8/15/16	650,000	738,928
Neiman Marcus Group, Inc.
6.780%, 4/6/13 (l)	600,000	604,096
9.000%, 10/15/15 §	750,000	766,875
Saks, Inc.
8.250%, 11/15/08	350,000	364,000

		2,583,424

Specialty Retail (0.4%)
Asbury Automotive Group, Inc.
9.000%, 6/15/12	100,000	100,000
8.000%, 3/15/14	175,000	167,125
Jo-Ann Stores, Inc.
7.500%, 3/1/12	250,000	204,375
PETCO Animal Supplies, Inc.
10.750%, 11/1/11	22,000	23,815

		495,315

Textiles, Apparel & Luxury Goods (2.2%)
INVISTA
9.250%, 5/1/12 §	625,000	667,188
Levi Strauss & Co.
9.280%, 4/1/12 (l)	300,000	302,250
9.750%, 1/15/15	475,000	494,000
Perry Ellis International, Inc.
8.875%, 9/15/13	450,000	443,250
Phillips-Van Heusen Corp.
7.250%, 2/15/11	450,000	456,750
8.125%, 5/1/13	125,000	131,875

		2,495,313

Total Consumer Discretionary		28,195,192

Consumer Staples (5.1%)
Beverages (0.5%)
Constellations Brands, Inc.
8.125%, 1/15/12	400,000	416,000
Cott Beverages, Inc.
8.000%, 12/15/11	125,000	128,125

		544,125

Food & Staples Retailing (2.2%)
Delhaize America, Inc.
8.125%, 4/15/11	975,000	1,062,815
Ingles Markets, Inc.
8.875%, 12/1/11	675,000	698,625
Jean Coutu Group PJC, Inc.
7.625%, 8/1/12	425,000	418,625
Pantry, Inc.
7.750%, 2/15/14	350,000	350,000

		2,530,065

Food Products (1.5%)
Chiquita Brands International, Inc.
7.500%, 11/1/14	175,000	154,000
Dole Foods Co.
8.625%, 5/1/09	382,000	391,550
Pilgrim’s Pride Corp.
9.250%, 11/15/13	75,000	80,063
Smithfield Foods, Inc.
7.625%, 2/15/08	350,000	361,375
7.750%, 5/15/13	775,000	819,562

		1,806,550

Household Products (0.6%)
Central Garden & Pet Co.
9.125%, 2/1/13	675,000	712,125

Personal Products (0.3%)
Elizabeth Arden, Inc.
7.750%, 1/15/14	325,000	328,250

Total Consumer Staples		5,921,115

Energy (8.5%)
Energy Equipment & Services (1.4%)
Atlas Pipeline Partners LP
8.125%, 12/15/15 §	300,000	302,625
Hanover Compressor Co.
(Zero Coupon), 3/31/07	100,000	89,750
Hanover Equipment Trust,
Series 01-B
8.750%, 9/1/11	475,000	502,312
Universal Compression, Inc.
7.250%, 5/15/10	725,000	735,875

		1,630,562

Oil & Gas (7.1%)
Chesapeake Energy Corp.
6.625%, 1/15/16	1,400,000	1,417,500
Compton Petroleum Corp.
7.625%, 12/1/13 §	275,000	281,188
Denbury Resources, Inc.
7.500%, 12/15/15	375,000	379,687
El Paso Corp.
7.000%, 5/15/11	200,000	198,500
7.875%, 6/15/12	1,075,000	1,107,250
Kerr-McGee Corp.
6.875%, 9/15/11	400,000	427,400
Massey Energy Co.
6.625%, 11/15/10	200,000	203,250
6.875%, 12/15/13 §	250,000	252,188
Pacific Energy Partners LP/Pacific Energy Finance Corp.
6.250%, 9/15/15 §	375,000	369,375
Pogo Producing Co.
6.875%, 10/1/17 §	1,025,000	999,375
Teekay Shipping Corp.
8.875%, 7/15/11	750,000	847,500
Whiting Petroleum Corp.
7.000%, 2/1/14 §	200,000	200,500
Williams Cos., Inc.
7.125%, 9/1/11	900,000	934,875
YPF Sociedad Anonima
9.125%, 2/24/09	500,000	540,000

		8,158,588

Total Energy		9,789,150

Financials (6.8%)
Capital Markets (1.4%)
Arch Western Finance LLC
6.750%, 7/1/13	300,000	305,625
E*Trade Financial Corp.
7.375%, 9/15/13 §	550,000	556,875
Nell AF SARL
8.375%, 8/15/15 §	700,000	693,000

		1,555,500

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Commercial Banks (0.6%)
Western Financial Bank FSB
9.625%, 5/15/12	$650,000	$728,000

Consumer Finance (0.5%)
General Motors Acceptance Corp.
6.875%, 9/15/11	675,000	615,563

Diversified Financial Services (1.7%)
American Real Estate Partners Finance Corp.
7.125%, 2/15/13 §	200,000	200,000
BCP Crystal U.S. Holdings Corp.
9.625%, 6/15/14	406,000	451,675
Dollar Financial Group, Inc.
9.750%, 11/15/11	600,000	618,000
Rainbow National Services LLC
10.375%, 9/1/14 §	550,000	616,000
Residential Capital Corp.
6.375%, 6/30/10	75,000	76,208

		1,961,883

Real Estate (2.6%)
Felcor Lodging LP (REIT)
9.000%, 6/1/11	775,000	848,625
HMH Properties, Inc., Series B
7.875%, 8/1/08	9,000	9,101
Host Marriott LP (REIT)
9.500%, 1/15/07	475,000	491,625
7.000%, 8/15/12	125,000	128,125
La Quinta Properties, Inc. (REIT)
7.000%, 8/15/12	225,000	243,563
Meristar Hospitality Corp. (REIT)
9.125%, 1/15/11	250,000	272,500
Thornburg Mortgage, Inc.
8.000%, 5/15/13	400,000	394,000
Ventas Realty LP/Ventas Capital Corp. (REIT)
7.125%, 6/1/15	550,000	577,500

		2,965,039

Total Financials		7,825,985

Health Care (5.4%)
Health Care Equipment & Supplies (0.3%)
Fisher Scientific International, Inc.
6.125%, 7/1/15 §	75,000	75,000
WH Holdings Ltd./WH Capital Corp.
9.500%, 4/1/11	240,000	259,200

		334,200

Health Care Providers & Services (4.0%)
Alderwoods Group, Inc.
7.750%, 9/15/12	600,000	621,000
Beverly Enterprises, Inc.
7.875%, 6/15/14	100,000	107,000
Carriage Services, Inc.
7.875%, 1/15/15	200,000	203,500
DaVita, Inc.
6.625%, 3/15/13	1,000,000	1,017,500
Term Loan
6.350%, 10/5/12	288,235	291,878
HCA, Inc.
6.950%, 5/1/12	575,000	596,415
7.500%, 11/6/33	75,000	77,439
IASIS Healthcare Capital Corp.
8.750%, 6/15/14	275,000	288,750
Service Corp. International
7.700%, 4/15/09	75,000	78,750
6.750%, 4/1/16	525,000	511,875
U.S. Oncology, Inc.
9.000%, 8/15/12	750,000	802,500

		4,596,607

Pharmaceuticals (1.1%)
Mylan Labs, Inc.
5.750%, 8/15/10 §	75,000	75,094
6.375%, 8/15/15 §	300,000	300,375
Omnicare, Inc.
6.750%, 12/15/13	850,000	859,562

		1,235,031

Total Health Care		6,165,838

Industrials (8.6%)
Aerospace & Defense (1.2%)
Argo-Tech Corp.
9.250%, 6/1/11	400,000	410,000
Bombardier, Inc.
6.750%, 5/1/12 §	225,000	208,125
Esterline Technologies Corp.
7.750%, 6/15/13	225,000	235,125
L-3 Communications Corp.
6.125%, 7/15/13	75,000	74,438
5.875%, 1/15/15	150,000	145,500
6.375%, 10/15/15 §	75,000	74,812
Moog, Inc.
6.250%, 1/15/15	200,000	197,000

		1,345,000

Building Products (0.5%)
Goodman Global Holdings Co., Inc.
7.875%, 12/15/12 §	625,000	581,250

Commercial Services & Supplies (1.3%)
Adesa, Inc.
7.625%, 6/15/12	250,000	248,750
Allied Waste North America, Series B
8.875%, 4/1/08	100,000	105,500
5.750%, 2/15/11 §	750,000	710,625
Browning-Ferris Industries, Inc.
6.375%, 1/15/08	150,000	150,375
Corrections Corp. of America
7.500%, 5/1/11	325,000	336,375

		1,551,625

Electrical Equipment (1.2%)
Dresser, Inc.
9.375%, 4/15/11	750,000	789,375
General Cable Corp.
9.500%, 11/15/10	350,000	371,000
Thomas & Betts Corp.
7.250%, 6/1/13	200,000	212,816

		1,373,191

Industrial Conglomerates (0.4%)
Trinity Industries, Inc.
6.500%, 3/15/14	450,000	443,250

Machinery (3.0%)
Briggs & Stratton Corp.
8.875%, 3/15/11	675,000	756,245
Case New Holland, Inc.
6.000%, 6/1/09	300,000	291,000
9.250%, 8/1/11	700,000	749,000
Douglas Dynamics LLC
7.750%, 1/15/12 §	350,000	337,750
Dresser-Rand Group, Inc.
7.625%, 11/1/14 §	501,000	516,030
Navistar International Corp.
6.250%, 3/1/12	575,000	514,625
Series B
9.375%, 6/1/06	250,000	253,750

		3,418,400

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Road & Rail (0.4%)
Hertz Corp.
8.875%, 1/1/14 §	$425,000	$432,969

Trading Companies & Distributors (0.6%)
United Rentals North America, Inc.
6.500%, 2/15/12	775,000	754,656

Total Industrials		9,900,341

Information Technology (3.3%)
Communications Equipment (0.4%)
American Towers, Inc.
7.250%, 12/1/11	475,000	494,000

IT Services (1.8%)
SunGard Data Systems, Inc.
9.125%, 8/15/13 §	950,000	983,250
4.875%, 1/15/14	1,100,000	957,000
6.810%, 12/31/49 (l)	99,500	100,070

		2,040,320

Office Electronics (1.1%)
Xerox Corp.
7.125%, 6/15/10	200,000	208,250
7.625%, 6/15/13	175,000	184,625
7.200%, 4/1/16	875,000	918,750

		1,311,625

Total Information Technology		3,845,945

Materials (9.2%)
Chemicals (2.4%)
Equistar Chemicals LP
10.625%, 5/1/11	250,000	275,000
Hercules, Inc.
6.750%, 10/15/29	650,000	625,625
Huntsman International LLC
9.875%, 3/1/09	175,000	184,625
Nalco Co.
7.750%, 11/15/11	310,000	318,525
8.875%, 11/15/13	175,000	183,313
Rockwood Specialties Group, Inc.
7.500%, 11/15/14	685,000	682,431
Westlake Chemical Corp.
8.750%, 7/15/11	478,000	511,460

		2,780,979

Construction Materials (0.7%)
Texas Industries, Inc.
7.250%, 7/15/13 §	450,000	466,875
U.S. Concrete, Inc.
8.375%, 4/1/14	250,000	249,375

		716,250

Containers & Packaging (1.9%)
Crown Americas, Inc.
7.750%, 11/15/15 §	700,000	724,500
Owens-Brockway Glass Container, Inc.
8.875%, 2/15/09	325,000	339,219
8.750%, 11/15/12	150,000	161,250
Owens-Illinois, Inc.
7.350%, 5/15/08	975,000	987,187

		2,212,156

Metals & Mining (2.7%)
AK Steel Holding Corp.
7.750%, 6/15/12	575,000	518,937
California Steel Industries, Inc.
6.125%, 3/15/14	425,000	397,375
Foundation PA Coal Co.
7.250%, 8/1/14	800,000	827,000
International Steel Group, Inc.
6.500%, 4/15/14	75,000	75,000
Ispat Inland ULC
9.750%, 4/1/14	292,000	330,690
Novelis, Inc.
7.500%, 2/15/15 §	475,000	442,938
Steel Dynamics, Inc.
9.500%, 3/15/09	450,000	473,625
United States Steel Corp.
10.750%, 8/1/08	33,000	36,465

		3,102,030

Paper & Forest Products (1.5%)
Buckeye Technologies, Inc.
8.500%, 10/1/13	400,000	400,000
Catalyst Paper Corp.
7.375%, 3/1/14	75,000	65,625
Georgia-Pacific Corp.
8.125%, 5/15/11	750,000	750,938
Plastipak Holdings, Inc.
8.500%, 12/15/15 §	500,000	505,000

		1,721,563

Total Materials		10,532,978

Telecommunication Services (9.7%)
Diversified Telecommunication Services (4.0%)
AT&T Corp.
9.050%, 11/15/11	400,000	442,730
Citizens Communications Co.
6.250%, 1/15/13	750,000	725,625
Hawaiian Telcom Communications, Inc.
9.750%, 5/1/13 §	500,000	488,750
MCI, Inc.
8.735%, 5/1/14	850,000	940,312
Pathnet, Inc.
12.250%, 4/15/08 (h)†	250,000	—
Qwest Communications International, Inc.
7.500%, 2/15/14	275,000	282,563
Qwest Corp.
8.875%, 3/15/12	800,000	902,000
Time Warner Telecom Holdings, Inc.
9.250%, 2/15/14	775,000	817,625
Williams Communications Group, Inc.
11.700%, 8/1/08 (h)†	575,000	—

		4,599,605

Wireless Telecommunication Services (5.7%)
American Cellular Corp.
10.000%, 8/1/11	1,000,000	1,085,000
Dobson Cellular Systems
8.375%, 11/1/11	800,000	849,000
Intelsat Bermuda Ltd.
8.250%, 1/15/13 §	175,000	176,750
8.625%, 1/15/15 §	850,000	858,500
New Skies Satellites N.V.
9.125%, 11/1/12	300,000	320,625
Nextel Communications, Inc.
5.950%, 3/15/14	850,000	854,452
PanAmSat Corp.
6.375%, 1/15/08	75,000	75,000
9.000%, 8/15/14	406,000	425,285
Rogers Wireless, Inc.
9.625%, 5/1/11	275,000	316,250
7.500%, 3/15/15	1,225,000	1,323,000
SBA Communications Corp.
8.500%, 12/1/12	260,000	288,600
Zeus Special Subsidiary, Ltd.
0.000%, 2/1/15 § (e)	50,000	32,875

		6,605,337

Total Telecommunication Services		11,204,942

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Utilities (10.0%)
Electric Utilities (5.7%)
Allegheny Energy, Inc.
5.760%, 3/8/11 (l)	$15,958	$16,131
5.808%, 3/8/11 (l)	63,460	64,147
5.918%, 3/8/11 (l)	4,677	4,728
6.410%, 3/8/11 (l)	8,419	8,510
CMS Energy Corp.
8.900%, 7/15/08	150,000	160,312
7.500%, 1/15/09	550,000	566,500
7.750%, 8/1/10	50,000	52,438
6.875%, 12/15/15	150,000	151,313
Edison Mission Energy
9.875%, 4/15/11	375,000	437,344
Inergy LP/Inergy Finance Corp.
6.875%, 12/15/14	200,000	182,000
Midwest Generation LLC
8.750%, 5/1/34	450,000	495,562
MSW Energy Holdings LLC/ MSW Energy Finance Co., Inc.
8.500%, 9/1/10	450,000	479,250
Nevada Power Co.
6.500%, 4/15/12	300,000	307,500
5.875%, 1/15/15	100,000	99,232
NRG Energy, Inc.
8.000%, 12/15/13	487,000	543,005
Sierra Pacific Resources
8.625%, 3/15/14	400,000	432,796
6.750%, 8/15/17 §	150,000	149,250
TECO Energy, Inc.
7.500%, 6/15/10	150,000	159,750
6.750%, 5/1/15	125,000	129,375
Tenaska Alabama Partners LP
7.000%, 6/30/21 §	672,734	676,793
Texas Genco Financing Corp. LLC
6.875%, 12/15/14 §	550,000	595,375
TXU Corp.
5.550%, 11/15/14	850,000	807,361

		6,518,672

Gas Utilities (1.0%)
AmeriGas Partners LP
7.250%, 5/20/15	225,000	229,500
ANR Pipeline Co.
8.875%, 3/15/10	50,000	53,436
Colorado Interstate Gas Co.
6.800%, 11/15/15 (b)	350,000	357,621
Suburban Propane Partners LP
6.875%, 12/15/13	500,000	467,500

		1,108,057

Independent Power Producers & Energy Traders (1.1%)
Dynegy Holdings, Inc.
9.875%, 7/15/10 §	250,000	274,063
Mirant North America LLC
7.375%, 12/31/13 §	550,000	556,187
Targa Resources, Inc.
6.530%, 10/31/07 (l)	500,000	499,375

		1,329,625

Multi-Utilities & Unregulated Power (2.2%)
AES Corp.
9.500%, 6/1/09	400,000	432,000
8.875%, 2/15/11	200,000	216,250
8.750%, 5/15/13 §	200,000	217,750
Reliant Energy, Inc.
9.250%, 7/15/10	350,000	350,000
9.500%, 7/15/13	200,000	200,500
6.750%, 12/15/14	250,000	218,125
Southern Natural Gas Co.
6.700%, 10/1/07	475,000	479,887
8.875%, 3/15/10	375,000	400,768

		2,515,280

Total Utilities		11,471,634

Total Long-Term Debt Securities (91.1%) (Cost $103,285,405)		104,853,120

	Number of Contracts
WARRANTS:
Health Care (0.0%)
Biotechnology (0.0%)
Charles River Laboratories International, Inc., $ 5.19, expiring 10/1/09* †	250	70,605

Total Health Care		70,605

Information Technology (0.0%)
Communications Equipment (0.0%)
Loral Space & Communications, $23.70, expiring 12/26/06*†	5,235	—
Loral Space & Communications, $0.14, expiring 1/15/07*†	600	—

		—

Internet Software & Services (0.0%)
Verado Holdings, Inc., $0.01, expiring 4/15/08*†	300	—

		—

Total Information Technology		—

Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Pathnet, Inc., $0.01, expiring 4/15/08*†	250	—
XO Communications, Inc., $6.25, expiring 1/16/10*	1,872	281
XO Communications, Inc., $7.50, expiring 1/16/10*	1,403	140
XO Communications, Inc., $10.00, expiring 1/16/10*	1,403	127

Total Telecommunication Services	.	548

Total Warrants (0.0%) (Cost $5,940)		71,153

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (6.2%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $7,150,847)	$7,150,847	7,150,847

Total Investments (97.9%) (Cost/Amortized Cost $112,816,082)		112,771,543
Other Assets Less Liabilities (2.1%)		2,382,488

Net Assets (100%)		$115,154,031

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH-YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

*	Non-income producing.

†	Securities (totaling $70,605 or 0.06% of net assets) valued at fair value.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $18,584,919 or 16.14% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.

(h)	Security in default, non-income producing.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$69,414,949
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$43,936,451

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation.	$3,081,921
Aggregate gross unrealized depreciation.	(3,179,386)

Net unrealized depreciation	$(97,465)

Federal income tax cost of investments	$112,869,008

The Portfolio has a net capital loss carryforward of $24,685,257, of which $1,303,139 expires in the year 2007, $4,139,621 expires in the year 2008, $6,348,144 expires in the year 2009, $10,736,475 expires in the year 2010 and $2,157,878 expires in the year 2011.

The Portfolio utilized $851,002 in capital loss carryforward during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.6%)
Auto Components (0.2%)
Cooper Tire & Rubber Co.^	19,300	$295,676
Dana Corp.^	47,365	340,081
Goodyear Tire & Rubber Co.*^	55,500	964,590
Johnson Controls, Inc.	60,800	4,432,928

		6,033,275

Automobiles (0.3%)
Ford Motor Co.^	584,797	4,514,633
General Motors Corp.^	178,400	3,464,528
Harley-Davidson, Inc.^	86,600	4,459,034

		12,438,195

Distributors (0.1%)
Genuine Parts Co.	54,900	2,411,208

Hotels, Restaurants & Leisure (1.5%)
Carnival Corp. (Unit)	136,200	7,282,614
Darden Restaurants, Inc.	42,350	1,646,568
Harrah’s Entertainment, Inc.	58,000	4,134,820
Hilton Hotels Corp.	103,300	2,490,563
International Game Technology	107,600	3,311,928
Marriott International, Inc., Class A	54,050	3,619,729
McDonald’s Corp.	394,500	13,302,540
Starbucks Corp.*	242,500	7,277,425
Starwood Hotels & Resorts Worldwide, Inc. (Unit)	68,700	4,387,182
Wendy’s International, Inc.	36,500	2,016,990
Yum! Brands, Inc.	90,040	4,221,075

		53,691,434

Household Durables (0.7%)
Black & Decker Corp.	25,400	2,208,784
Centex Corp.^	40,500	2,895,345
D.R. Horton, Inc.	85,900	3,069,207
Fortune Brands, Inc.	46,100	3,596,722
KB Home	24,500	1,780,170
Leggett & Platt, Inc.^	59,500	1,366,120
Lennar Corp., Class A	42,300	2,581,146
Maytag Corp.	25,200	474,264
Newell Rubbermaid, Inc.	86,876	2,065,911
Pulte Homes, Inc.	67,700	2,664,672
Snap-On, Inc.^	18,200	683,592
Stanley Works	22,900	1,100,116
Whirlpool Corp.^	21,100	1,767,336

		26,253,385

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	96,800	4,564,120
eBay, Inc.*	350,400	15,154,800

		19,718,920

Leisure Equipment & Products (0.2%)
Brunswick Corp.	30,700	1,248,262
Eastman Kodak Co.^	90,600	2,120,040
Hasbro, Inc.	56,408	1,138,313
Mattel, Inc.	127,400	2,015,468

		6,522,083

Media (3.3%)
Clear Channel Communications, Inc.^	171,190	5,383,926
Comcast Corp., Class A*	693,000	17,990,280
Dow Jones & Co., Inc.^	18,600	660,114
E.W. Scripps Co., Class A	27,000	1,296,540
Gannett Co., Inc.	77,000	4,663,890
Interpublic Group of Cos., Inc.*^	133,400	1,287,310
Knight Ridder, Inc.^	21,900	1,386,270
McGraw-Hill Cos., Inc.	118,000	6,092,340
Meredith Corp.	13,200	690,888
New York Times Co., Class A^	45,800	1,211,410
News Corp., Class A	773,100	12,021,705
Omnicom Group, Inc.	57,500	4,894,975
Time Warner, Inc.	1,481,450	25,836,488
Tribune Co.	83,670	2,531,854
Univision Communications, Inc., Class A*^	72,600	2,133,714
Viacom, Inc., Class B*	500,300	16,309,780
Walt Disney Co.	634,400	15,206,568

		119,598,052

Multiline Retail (1.1%)
Big Lots, Inc.*^	35,900	431,159
Dillards, Inc., Class A^	20,300	503,846
Dollar General Corp.	101,290	1,931,600
Family Dollar Stores, Inc.^	48,800	1,209,752
Federated Department Stores, Inc.	83,736	5,554,209
J.C. Penney Corp., Inc.	79,000	4,392,400
Kohl’s Corp.*	108,800	5,287,680
Nordstrom, Inc.	69,900	2,614,260
Sears Holdings Corp.*^	32,562	3,761,888
Target Corp.	279,200	15,347,624

		41,034,418

Specialty Retail (2.2%)
Autonation, Inc.*^	56,900	1,236,437
AutoZone, Inc.*	17,600	1,614,800
Bed Bath & Beyond, Inc.*	93,300	3,372,795
Best Buy Co., Inc.^	127,775	5,555,657
Circuit City Stores, Inc.	51,900	1,172,421
Gap, Inc.	182,875	3,225,915
Home Depot, Inc.	675,450	27,342,216
Limited Brands	110,157	2,462,009
Lowe’s Cos., Inc.	246,100	16,405,026
Office Depot, Inc.*	99,800	3,133,720
OfficeMax, Inc.	22,300	565,528
RadioShack Corp.^	42,300	889,569
Sherwin-Williams Co.	35,900	1,630,578
Staples, Inc.	231,875	5,265,881
Tiffany & Co.	44,900	1,719,221
TJX Cos., Inc.	147,000	3,414,810

		79,006,583

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.*	119,900	3,997,466
Jones Apparel Group, Inc.	37,300	1,145,856
Liz Claiborne, Inc.	33,900	1,214,298
NIKE, Inc., Class B	60,300	5,233,437
Reebok International Ltd.	16,600	966,618
V.F. Corp.	28,200	1,560,588

		14,118,263

Total Consumer Discretionary		380,825,816

Consumer Staples (9.6%)
Beverages (2.1%)
Anheuser-Busch Cos., Inc.	245,100	10,529,496
Brown-Forman Corp., Class B	26,200	1,816,184
Coca-Cola Co.	655,300	26,415,143
Coca-Cola Enterprises, Inc.	95,100	1,823,067
Constellation Brands, Inc., Class A*	61,800	1,621,014
Molson Coors Brewing Co.^	18,100	1,212,519
Pepsi Bottling Group, Inc.	43,800	1,253,118
PepsiCo, Inc.	526,960	31,132,797

		75,803,338

Food & Staples Retailing (2.4%)
Albertson’s, Inc.^	116,251	2,481,959
Costco Wholesale Corp.	151,200	7,479,864

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
CVS Corp.	256,500	$6,776,730
Kroger Co.*	228,400	4,312,192
Safeway, Inc.	141,600	3,350,256
SUPERVALU, Inc.	42,900	1,393,392
Sysco Corp.	199,800	6,203,790
Wal-Mart Stores, Inc.	788,300	36,892,440
Walgreen Co.	322,700	14,282,702
Whole Foods Market, Inc.	43,700	3,381,943

		86,555,268

Food Products (1.1%)
Archer-Daniels-Midland Co.	205,266	5,061,859
Campbell Soup Co.	58,300	1,735,591
ConAgra Foods, Inc.	163,400	3,313,752
General Mills, Inc.	115,500	5,696,460
Hershey Co.	57,900	3,198,975
H.J. Heinz Co.^	107,550	3,626,586
Kellogg Co.	80,800	3,492,176
McCormick & Co., Inc. (Non-Voting)	42,200	1,304,824
Sara Lee Corp.	247,600	4,679,640
Tyson Foods, Inc., Class A^	79,300	1,356,030
Wm. Wrigley Jr. Co.	56,800	3,776,632

		37,242,525

Household Products (2.3%)
Clorox Co.	47,900	2,725,031
Colgate-Palmolive Co.	163,900	8,989,915
Kimberly-Clark Corp.	150,344	8,968,020
Procter & Gamble Co.	1,084,205	62,753,785

		83,436,751

Personal Products (0.2%)
Alberto-Culver Co.	23,800	1,088,850
Avon Products, Inc.	148,500	4,239,675

		5,328,525

Tobacco (1.5%)
Altria Group, Inc.	655,000	48,941,600
Reynolds American, Inc.^	27,000	2,573,910
UST, Inc.^	51,900	2,119,077

		53,634,587

Total Consumer Staples		342,000,994

Energy (9.3%)
Energy Equipment & Services (1.7%)
Baker Hughes, Inc.	107,560	6,537,497
BJ Services Co.^	101,700	3,729,339
Halliburton Co.	160,400	9,938,384
Nabors Industries Ltd.*^	49,700	3,764,775
National Oilwell Varco, Inc.*	54,700	3,429,690
Noble Corp.	43,200	3,047,328
Rowan Cos., Inc.	34,400	1,226,016
Schlumberger Ltd.	185,700	18,040,755
Transocean, Inc.*	103,792	7,233,264
Weatherford International Ltd.*	104,000	3,764,800

		60,711,848

Oil & Gas (7.6%)
Amerada Hess Corp.^	25,200	3,195,864
Anadarko Petroleum Corp.	74,572	7,065,697
Apache Corp.	103,780	7,111,006
Burlington Resources, Inc.	120,260	10,366,412
Chevron Corp.	710,684	40,345,531
ConocoPhillips	439,360	25,561,965
Devon Energy Corp.	143,100	8,949,474
El Paso Corp.	207,996	2,529,231
EOG Resources, Inc.	75,800	5,561,446
Exxon Mobil Corp.	1,989,932	111,774,480
Kerr-McGee Corp.	36,433	3,310,302
Kinder Morgan, Inc.^	33,200	3,052,740
Marathon Oil Corp.	115,482	7,040,938
Murphy Oil Corp.	51,800	2,796,682
Occidental Petroleum Corp.	126,200	10,080,856
Sunoco, Inc.^	43,100	3,378,178
Valero Energy Corp.	193,000	9,958,800
Williams Cos., Inc.	180,500	4,182,185
XTO Energy, Inc.	114,066	5,012,060

		271,273,847

Total Energy		331,985,695

Financials (21.2%)
Capital Markets (3.1%)
Bank of New York Co., Inc.	245,600	7,822,360
Bear Stearns Co., Inc.	35,553	4,107,438
Charles Schwab Corp./The	327,925	4,810,660
E*Trade Financial Corp.*	128,300	2,676,338
Federated Investors, Inc., Class B^	26,700	988,968
Franklin Resources, Inc.	46,900	4,409,069
Goldman Sachs Group, Inc.	146,800	18,747,828
Janus Capital Group, Inc.^	70,300	1,309,689
Lehman Brothers Holdings, Inc.	85,900	11,009,803
Mellon Financial Corp.	132,000	4,521,000
Merrill Lynch & Co., Inc.	292,400	19,804,252
Morgan Stanley	342,810	19,451,039
Northern Trust Corp.	58,600	3,036,652
State Street Corp.	104,400	5,787,936
T. Rowe Price Group, Inc.	41,000	2,953,230

		111,436,262

Commercial Banks (5.7%)
AmSouth Bancorp	110,550	2,897,516
Bank of America Corp.	1,268,016	58,518,938
BB&T Corp.^	172,800	7,242,048
Comerica, Inc.^	52,750	2,994,090
Compass Bancshares, Inc.	39,200	1,892,968
Fifth Third Bancorp	175,467	6,618,615
First Horizon National Corp.^	39,500	1,518,380
Huntington Bancshares, Inc./Ohio	72,788	1,728,715
KeyCorp	129,200	4,254,556
M&T Bank Corp.	25,500	2,780,775
Marshall & Ilsley Corp.^	65,400	2,814,816
National City Corp.	179,500	6,025,815
North Fork Bancorp, Inc.	150,950	4,129,992
PNC Financial Services Group, Inc.	91,800	5,675,994
Regions Financial Corp.	145,284	4,962,901
SunTrust Banks, Inc.	114,400	8,323,744
Synovus Financial Corp.	98,400	2,657,784
U.S. Bancorp	576,745	17,238,908
Wachovia Corp.	497,768	26,312,017
Wells Fargo & Co.	532,800	33,475,824
Zions Bancorp	33,000	2,493,480

		204,557,876

Consumer Finance (1.3%)
American Express Co.	391,600	20,151,736
Capital One Financial Corp.	91,100	7,871,040
MBNA Corp.	396,898	10,775,781
SLM Corp.	131,800	7,260,862

		46,059,419

Diversified Financial Services (3.9%)
Ameriprise Financial, Inc.	78,340	3,211,940
CIT Group, Inc.	63,700	3,298,386
Citigroup, Inc.	1,631,716	79,187,178
JPMorgan Chase & Co.	1,108,693	44,004,025
Moody’s Corp.	79,800	4,901,316
Principal Financial Group^	88,300	4,188,069

		138,790,914

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Insurance (4.9%)
ACE Ltd.	100,000	$5,344,000
Aflac, Inc.	158,300	7,348,286
Allstate Corp.	207,276	11,207,413
Ambac Financial Group, Inc.	33,800	2,604,628
American International Group, Inc.	819,057	55,884,259
Aon Corp.	100,525	3,613,874
Chubb Corp.	62,600	6,112,890
Cincinnati Financial Corp.	55,113	2,462,449
Genworth Financial, Inc., Class A	118,800	4,108,104
Hartford Financial Services Group, Inc.	94,500	8,116,605
Jefferson-Pilot Corp.	42,550	2,422,371
Lincoln National Corp.	54,400	2,884,832
Loews Corp.	42,800	4,059,580
Marsh & McLennan Cos., Inc.	168,900	5,364,264
MBIA, Inc.^	42,350	2,547,776
MetLife, Inc.	238,700	11,696,300
Progressive Corp.	62,300	7,275,394
Prudential Financial, Inc.	161,900	11,849,461
Safeco Corp.	39,500	2,231,750
St. Paul Travelers Cos., Inc.	213,224	9,524,716
Torchmark Corp.	32,900	1,829,240
UnumProvident Corp.^	93,920	2,136,680
XL Capital Ltd., Class A	55,000	3,705,900

		174,330,772

Real Estate (0.7%)
Apartment Investment & Management Co. (REIT)	30,100	1,139,887
Archstone-Smith Trust (REIT)	66,800	2,798,252
Equity Office Properties Trust (REIT)	129,600	3,930,768
Equity Residential Properties Trust (REIT)	90,600	3,544,272
Plum Creek Timber Co., Inc. (REIT)	58,000	2,090,900
Prologis Trust (REIT)	78,000	3,644,160
Public Storage, Inc. (REIT)	26,100	1,767,492
Simon Property Group, Inc. (REIT)^	57,800	4,429,214
Vornado Realty Trust (REIT)	37,200	3,105,084

		26,450,029

Thrifts & Mortgage Finance (1.6%)
Countrywide Financial Corp.	187,598	6,413,976
Fannie Mae	305,500	14,911,455
Freddie Mac	218,100	14,252,835
Golden West Financial Corp.	80,700	5,326,200
MGIC Investment Corp.^	29,400	1,935,108
Sovereign Bancorp, Inc.	114,100	2,466,842
Washington Mutual, Inc.	314,790	13,693,365

		58,999,781

Total Financials		760,625,053

Health Care (13.2%)
Biotechnology (1.5%)
Amgen, Inc.*	389,364	30,705,245
Applera Corp.- Applied Biosystems Group	61,600	1,636,096
Biogen Idec, Inc.*	106,800	4,841,244
Chiron Corp.*	34,400	1,529,424
Genzyme Corp.*	81,000	5,733,180
Gilead Sciences, Inc.*	143,900	7,573,457
MedImmune, Inc.*	77,700	2,721,054

		54,739,700

Health Care Equipment & Supplies (2.2%)
Bard (C.R.), Inc.	33,200	2,188,544
Bausch & Lomb, Inc.	17,000	1,154,300
Baxter International, Inc.	196,500	7,398,225
Becton, Dickinson & Co.	78,900	4,740,312
Biomet, Inc.^	78,725	2,878,973
Boston Scientific Corp.*	186,300	4,562,487
Fisher Scientific International, Inc.*	38,500	2,381,610
Guidant Corp.	104,200	6,746,950
Hospira, Inc.*	50,460	2,158,679
Medtronic, Inc.	382,200	22,003,254
Millipore Corp.*	16,300	1,076,452
Patterson Cos., Inc.*^	43,500	1,452,900
PerkinElmer, Inc.	41,100	968,316
St. Jude Medical, Inc.*	115,072	5,776,615
Stryker Corp.	91,700	4,074,231
Thermo Electron Corp.*	51,000	1,536,630
Waters Corp.*	36,300	1,372,140
Zimmer Holdings, Inc.*	78,100	5,267,064

		77,737,682

Health Care Providers & Services (3.1%)
Aetna, Inc.	91,486	8,628,044
AmerisourceBergen Corp.	65,600	2,715,840
Cardinal Health, Inc.	134,725	9,262,344
Caremark Rx, Inc.*	142,000	7,354,180
CIGNA Corp.	40,600	4,535,020
Coventry Health Care, Inc.*	50,800	2,893,568
Express Scripts, Inc.*	46,900	3,930,220
HCA, Inc.	133,550	6,744,275
Health Management Associates, Inc., Class A	78,000	1,712,880
Humana, Inc.*	51,300	2,787,129
IMS Health, Inc.	71,170	1,773,556
Laboratory Corp. of America Holdings*^	42,700	2,299,395
Manor Care, Inc.^	25,000	994,250
McKesson Corp.	97,281	5,018,727
Medco Health Solutions, Inc.*	96,036	5,358,809
Quest Diagnostics, Inc.	52,500	2,702,700
Tenet Healthcare Corp.*	147,800	1,132,148
UnitedHealth Group, Inc.	433,400	26,931,476
WellPoint, Inc.*	209,500	16,716,005

		113,490,566

Pharmaceuticals (6.4%)
Abbott Laboratories	490,600	19,344,358
Allergan, Inc.^	41,300	4,458,748
Bristol-Myers Squibb Co.	617,200	14,183,256
Eli Lilly & Co.	357,800	20,247,902
Forest Laboratories, Inc.*	107,300	4,364,964
Johnson & Johnson	938,810	56,422,481
King Pharmaceuticals, Inc.*	76,210	1,289,473
Merck & Co., Inc.	692,900	22,041,149
Mylan Laboratories, Inc.	68,900	1,375,244
Pfizer, Inc.	2,326,072	54,243,999
Schering-Plough Corp.	465,900	9,714,015
Watson Pharmaceuticals, Inc.*^	32,900	1,069,579
Wyeth	423,300	19,501,431

		228,256,599

Total Health Care		474,224,547

Industrials (11.5%)
Aerospace & Defense (2.2%)
Boeing Co.	258,974	18,190,334
General Dynamics Corp.	63,500	7,242,175
Goodrich Corp.	38,400	1,578,240
Honeywell International, Inc.	269,912	10,054,222
L-3 Communications Holdings, Inc.	37,500	2,788,125
Lockheed Martin Corp.	114,908	7,311,596

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Northrop Grumman Corp.	112,720	$6,775,599
Raytheon Co.	142,400	5,717,360
Rockwell Collins, Inc.	55,800	2,593,026
United Technologies Corp.	323,400	18,081,294

		80,331,971

Air Freight & Logistics (1.0%)
FedEx Corp.	95,560	9,879,948
Ryder System, Inc.	20,300	832,706
United Parcel Service, Inc., Class B	349,500	26,264,925

		36,977,579

Airlines (0.1%)
Southwest Airlines Co.	218,568	3,591,072

Building Products (0.2%)
American Standard Cos., Inc.	57,900	2,313,105
Masco Corp.	135,800	4,099,802

		6,412,907

Commercial Services & Supplies (0.9%)
Allied Waste Industries, Inc.*^	68,800	601,312
Apollo Group, Inc., Class A*	46,200	2,793,252
Avery Dennison Corp.	34,900	1,928,923
Cendant Corp.	330,179	5,695,588
Cintas Corp.	43,600	1,795,448
Equifax, Inc.	41,100	1,562,622
H&R Block, Inc.	102,400	2,513,920
Monster Worldwide, Inc.*	38,400	1,567,488
Pitney Bowes, Inc.	72,200	3,050,450
R.R. Donnelley & Sons Co. (New York Exchange)	67,700	2,316,017
Robert Half International, Inc.^	53,400	2,023,326
Waste Management, Inc.	177,356	5,382,754

		31,231,100

Construction & Engineering (0.1%)
Fluor Corp.	27,400	2,116,924

Electrical Equipment (0.5%)
American Power Conversion Corp.	53,900	1,185,800
Cooper Industries Ltd., Class A	29,200	2,131,600
Emerson Electric Co.	130,400	9,740,880
Rockwell Automation, Inc.	57,300	3,389,868

		16,448,148

Industrial Conglomerates (4.4%)
3M Co.	241,500	18,716,250
General Electric Co.	3,345,600	117,263,280
Textron, Inc.	42,200	3,248,556
Tyco International Ltd.	638,652	18,431,497

		157,659,583

Machinery (1.4%)
Caterpillar, Inc.	213,600	12,339,672
Cummins, Inc.^	14,700	1,319,031
Danaher Corp.	75,000	4,183,500
Deere & Co.	76,100	5,183,171
Dover Corp.	63,900	2,587,311
Eaton Corp.	46,500	3,119,685
Illinois Tool Works, Inc.	65,900	5,798,541
Ingersoll-Rand Co., Ltd., Class A	106,400	4,295,368
ITT Industries, Inc.	29,300	3,012,626
Navistar International Corp.*^	19,400	555,228
PACCAR, Inc.	54,100	3,745,343
Pall Corp.	39,200	1,052,912
Parker-Hannifin Corp.	37,750	2,489,990

		49,682,378

Road & Rail (0.7%)
Burlington Northern Santa Fe Corp.	117,853	8,346,350
CSX Corp.	68,500	3,477,745
Norfolk Southern Corp.	127,700	5,724,791
Union Pacific Corp.	83,300	6,706,483

		24,255,369

Trading Companies & Distributors (0.0%)
Grainger (W.W.), Inc.	23,900	1,699,290

Total Industrials		410,406,321

Information Technology (15.1%)
Communications Equipment (2.7%)
ADC Telecommunications, Inc.*^	36,814	822,425
Andrew Corp.*	51,200	549,376
Avaya, Inc.*.	133,777	1,427,400
CIENA Corp.*^	182,400	541,728
Cisco Systems, Inc.*	2,016,800	34,527,616
Comverse Technology, Inc.*^	63,500	1,688,465
Corning, Inc.*	464,542	9,132,896
JDS Uniphase Corp.*^	520,100	1,227,436
Lucent Technologies, Inc.*^	1,402,786	3,731,411
Motorola, Inc.	779,202	17,602,173
QUALCOMM, Inc.	514,600	22,168,968
Scientific-Atlanta, Inc.	48,300	2,080,281
Tellabs, Inc.*	141,200	1,539,080

		97,039,255

Computers & Peripherals (3.7%)
Apple Computer, Inc.*	261,900	18,827,991
Dell, Inc.*	756,600	22,690,434
EMC Corp.*	760,750	10,361,415
Gateway, Inc.*^	83,100	208,581
Hewlett-Packard Co.	904,172	25,886,444
International Business Machines Corp.	503,700	41,404,140
Lexmark International, Inc., Class A*	37,500	1,681,125
NCR Corp.*	58,600	1,988,884
Network Appliance, Inc.*	116,100	3,134,700
QLogic Corp.*	25,400	825,754
Sun Microsystems, Inc.*	1,076,200	4,509,278

		131,518,746

Electronic Equipment & Instruments (0.3%)
Agilent Technologies, Inc.*	155,923	5,190,677
Jabil Circuit, Inc.*^	54,300	2,013,987
Molex, Inc.^	45,750	1,187,212
Sanmina-SCI Corp.*	165,200	703,752
Solectron Corp.*^	288,400	1,055,544
Symbol Technologies, Inc.	76,700	983,294
Tektronix, Inc.^	26,600	750,386

		11,884,852

Internet Software & Services (0.4%)
Yahoo!, Inc.*	395,700	15,503,526

IT Services (1.1%)
Affiliated Computer Services, Inc., Class A*	39,700	2,349,446
Automatic Data Processing, Inc.	183,100	8,402,459
Computer Sciences Corp.*	58,300	2,952,312
Convergys Corp.*	44,200	700,570
Electronic Data Systems Corp.	163,700	3,935,348
First Data Corp.	243,449	10,470,741
Fiserv, Inc.*	59,400	2,570,238
Paychex, Inc.	105,075	4,005,459
Sabre Holdings Corp., Class A^	41,342	996,756
Unisys Corp.*	107,400	626,142

		37,009,471

Office Electronics (0.1%)
Xerox Corp.*	302,800	4,436,020

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (3.2%)
Advanced Micro Devices, Inc.*	125,700	$3,846,420
Altera Corp.*	117,500	2,177,275
Analog Devices, Inc.	117,500	4,214,725
Applied Materials, Inc.	512,000	9,185,280
Applied Micro Circuits Corp.*^	96,400	247,748
Broadcom Corp., Class A*	89,200	4,205,780
Freescale Semiconductor, Inc., Class B*	127,800	3,216,726
Intel Corp.	1,922,900	47,995,584
KLA-Tencor Corp.	62,400	3,078,192
Linear Technology Corp.	96,800	3,491,576
LSI Logic Corp.*	123,300	986,400
Maxim Integrated Products, Inc.	103,500	3,750,840
Micron Technology, Inc.*	194,400	2,587,464
National Semiconductor Corp.	108,300	2,813,634
Novellus Systems, Inc.*^	43,700	1,054,044
NVIDIA Corp.*	53,200	1,944,992
PMC-Sierra, Inc.*^	57,500	443,325
Teradyne, Inc.*	62,000	903,340
Texas Instruments, Inc.	512,181	16,425,645
Xilinx, Inc.^	110,300	2,780,663

		115,349,653

Software (3.6%)
Adobe Systems, Inc.	188,300	6,959,568
Autodesk, Inc.	72,100	3,096,695
BMC Software, Inc.*	68,700	1,407,663
Citrix Systems, Inc.*	53,700	1,545,486
Computer Associates International, Inc.	146,225	4,122,083
Compuware Corp.*	122,400	1,097,928
Electronic Arts, Inc.*	95,800	5,011,298
Intuit, Inc.*	57,200	3,048,760
Mercury Interactive Corp.*^	27,300	758,667
Microsoft Corp.	2,907,600	76,033,740
Novell, Inc.*^	120,500	1,064,015
Oracle Corp.*	1,190,220	14,532,586
Parametric Technology Corp.*	85,900	523,990
Siebel Systems, Inc.	164,800	1,743,584
Symantec Corp.*	341,290	5,972,575

		126,918,638

Total Information Technology		539,660,161

Materials (3.0%)
Chemicals (1.5%)
Air Products & Chemicals, Inc.	70,000	4,143,300
Ashland, Inc.	23,400	1,354,860
Dow Chemical Co.	304,401	13,338,852
DuPont (E.I.) de Nemours & Co.	290,000	12,325,000
Eastman Chemical Co.	25,700	1,325,863
Ecolab, Inc.^	58,100	2,107,287
Engelhard Corp.	37,900	1,142,685
Hercules, Inc.*^	35,500	401,150
International Flavors & Fragrances, Inc.	25,800	864,300
Monsanto Co.	84,799	6,574,466
PPG Industries, Inc.	53,600	3,103,440
Praxair, Inc.	102,000	5,401,920
Rohm & Haas Co.	45,906	2,222,769
Sigma-Aldrich Corp.^	21,300	1,348,077

		55,653,969

Construction Materials (0.1%)
Vulcan Materials Co.^	32,300	2,188,325

Containers & Packaging (0.2%)
Ball Corp.	34,400	1,366,368
Bemis Co.^	33,700	939,219
Pactiv Corp.*	47,200	1,038,400
Sealed Air Corp.*^	26,117	1,466,992
Temple-Inland, Inc.	35,700	1,601,145

		6,412,124

Metals & Mining (0.8%)
Alcoa, Inc.	275,348	8,142,040
Allegheny Technologies, Inc.^	26,550	957,924
Freeport-McMoRan Copper & Gold, Inc., Class B	56,000	3,012,800
Newmont Mining Corp.	140,800	7,518,720
Nucor Corp.	49,300	3,289,296
Phelps Dodge Corp.	30,648	4,409,328
United States Steel Corp.^	36,100	1,735,327

		29,065,435

Paper & Forest Products (0.4%)
International Paper Co.^	154,735	5,200,643
Louisiana-Pacific Corp.^	34,900	958,703
MeadWestvaco Corp.	58,059	1,627,394
Weyerhaeuser Co.	77,300	5,128,082

		12,914,822

Total Materials		106,234,675

Telecommunication Services (3.0%)
Diversified Telecommunication Services (2.4%)
ALLTEL Corp.	120,500	7,603,550
AT&T, Inc.	1,239,913	30,365,469
BellSouth Corp.	578,300	15,671,930
CenturyTel, Inc.	40,950	1,357,902
Citizens Communications Co.	108,300	1,324,509
Qwest Communications International, Inc.*	481,243	2,719,023
Verizon Communications, Inc.	872,646	26,284,098

		85,326,481

Wireless Telecommunication Services (0.6%)
Sprint Nextel Corp.	925,591	21,621,806

Total Telecommunication Services		106,948,287

Utilities (3.3%)
Electric Utilities (2.3%)
Allegheny Energy, Inc.*^	51,300	1,623,645
Ameren Corp.^	64,300	3,294,732
American Electric Power Co., Inc.	124,080	4,602,127
CenterPoint Energy, Inc.^	97,600	1,254,160
Cinergy Corp.	62,800	2,666,488
Consolidated Edison, Inc.^	77,100	3,572,043
DTE Energy Co.	56,100	2,422,959
Edison International, Inc.	102,800	4,483,108
Entergy Corp.	65,500	4,496,575
Exelon Corp.	211,600	11,244,424
FirstEnergy Corp.	104,101	5,099,908
FPL Group, Inc.	124,300	5,165,908
PG&E Corp.^	107,700	3,997,824
Pinnacle West Capital Corp.^	31,200	1,290,120
PPL Corp.	119,788	3,521,767
Progress Energy, Inc.^	79,300	3,482,856
Southern Co.^	235,700	8,138,721
TECO Energy, Inc.^	65,500	1,125,290
TXU Corp.	151,500	7,603,785
Xcel Energy, Inc.^	127,045	2,345,251

		81,431,691

Gas Utilities (0.1%)
KeySpan Corp.^	55,000	1,962,950
Nicor, Inc.^	13,900	546,409
NiSource, Inc.	85,959	1,793,105

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Peoples Energy Corp.^	12,000	$420,840

		4,723,304

Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc., Class A*^	95,013	459,863

Multi-Utilities & Unregulated Power (0.9%)
AES Corp.*	206,100	3,262,563
CMS Energy Corp.*^	69,200	1,004,092
Constellation Energy Group, Inc.	56,200	3,237,120
Dominion Resources, Inc.	107,623	8,308,496
Duke Energy Corp.^	292,360	8,025,282
Public Service Enterprise Group, Inc.	75,500	4,905,235
Sempra Energy	80,822	3,624,058

		32,366,846

Total Utilities		118,981,704

Total Common Stocks (99.8%) (Cost $3,135,721,293)		3,571,893,253

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills
3.82%, 1/12/06 (o)(p)#	$2,500,000	2,496,817

Short-Term Investments of Cash Collateral for Securities Loaned (4.2%)
Bank of Ireland
4.34%, 2/23/06	19,780,733	19,780,733
Barclays London
4.13%, 2/7/06	10,000,000	10,000,000
Bavaria TRR Corp.
4.38%, 1/20/06	4,994,265	4,994,265
Clipper Receivables Corp.
4.32%, 1/23/06	14,928,333	14,928,333
Concord Minuteman C.C. LLC
4.37%, 1/17/06	13,005,946	13,005,946
Corporate Receivables Corp.
4.33%, 1/24/06	14,926,371	14,926,371
Credit Suisse First Boston GC
4.50%, 1/3/06	15,000,000	15,000,000
Fortis Bank/Brussels
4.55%, 1/3/06	15,000,000	15,000,000
General Electric Capital Corp.
4.34%, 3/29/06 (l)	5,000,613	5,000,613
IXIS Corporate & Investment
4.10%, 2/6/06	20,000,000	20,000,000
Societe Generale
4.42%, 1/3/06	4,203,248	4,203,248
Swedbank NY
4.38%, 7/14/06 (l)	2,999,077	2,999,077
Thames Asset Global Securities
4.37%, 1/24/06	11,949,250	11,949,250

Total Short-Term Investments of Cash Collateral for Securities Loaned		151,787,836

Time Deposit (0.3%)
JPMorgan Chase Nassau
3.68%, 1/3/06	8,613,576	8,613,576

Total Short-Term Investments (4.6%) (Cost/Amortized Cost $162,898,853)		162,898,229

Total Investments (104.4%) (Cost/Amortized Cost $3,298,620,146)		3,734,791,482
Other Assets Less Liabilities (-4.4%)		(155,715,082)

Net Assets (100%)		$3,579,076,400

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

#	All, or a portion of security held by broker as collateral financial futures contracts.

(l)	Floating Rate Security. Rate disclosed is as of December 2005.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

REIT — Real Estate Investment Trust

At December 31, 2005 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/05	Unrealized Depreciation
S & P 500 Index	4	March-06	$1,276,775	$1,254,800	$(21,975)

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$239,487,105
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$325,528,256

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$857,289,262
Aggregate gross unrealized depreciation	(435,693,822)

Net unrealized appreciation	$421,595,440

Federal income tax cost of investments	$3,313,196,042

At December 31, 2005, the Portfolio had loaned securities with a total value of $147,398,350. This was secured by collateral of $151,787,836 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio utilized net capital loss carryforward of $35,918,059 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (3.4%)
Australia Government Bond
4.000%, 8/20/20	AUD	304,000	$341,441
GE Capital Australia Funding Pty
6.000%, 6/15/11		100,000	73,791

Total Australia			415,232

Canada (8.1%)
Canada Housing Trust No. 1
3.700%, 9/15/08	CAD	160,000	136,133
Canadian Government Bond
4.250%, 12/1/21		273,529	327,520
Province of Ontario
4.500%, 4/17/08		380,000	326,947
6.250%, 6/16/15	NZD	270,000	181,814

Total Canada			972,414

Denmark (7.4%)
Nykredit Realkredit A/S
5.000%, 10/1/35	DKK	2,550,343	410,776
Totalkredit AS
3.067%, 1/1/15 (l)		2,988,094	475,708

Total Denmark			886,484

France (6.4%)
France Government Bond OAT
1.600%, 7/25/15	EUR	100,000	122,166
France Telecom S.A.
7.500%, 3/14/11	GBP	80,000	153,807
PPR S.A.
5.250%, 3/29/11	EUR	150,000	188,878
Total Capital S.A.
4.875%, 12/23/10	GBP	100,000	174,176
Veolia Environnement
5.875%, 2/1/12	EUR	100,000	132,699

Total France			771,726

Germany (1.7%)
Kreditanstalt fuer Wiederaufbau
4.750%, 12/7/10	GBP	50,000	87,023
Landwirtschaftliche Rentenbank
5.750%, 6/15/11	AUD	160,000	117,798

Total Germany			204,821

Hong Kong (1.6%)
Hong Kong Government Bond
4.760%, 6/18/07	HKD	1,500,000	195,720

Italy (1.0%)
Telecom Italia S.p.A.
4.500%, 1/28/11	EUR	100,000	122,025

Mexico (1.7%)
Mexican Bonos
8.000%, 12/19/13	MXN	2,200,000	203,896

Netherlands (3.7%)
Bank Nederlandse Gemeenten
3.250%, 10/29/09	EUR	75,000	88,805
Deutsche Telekom International Finance BV
2.624%, 3/5/09 (l)		100,000	117,838
Rabobank Nederland
4.250%, 1/5/09	CAD	140,000	119,746
Volkswagen International Finance N.V.
4.125%, 5/22/09	EUR	100,000	120,663

Total Netherlands			447,052

New Zealand (1.6%)
New Zealand Government Bond
6.000%, 4/15/15	NZD	280,000	194,895

Norway (4.5%)
DnB NORBank ASA
3.504%, 8/11/09 (l)	CAD	150,000	128,783
Norway Government Bond
6.000%, 5/16/11	NOK	2,010,000	332,352
6.500%, 5/15/13		435,000	76,153

Total Norway			537,288

Spain (2.0%)
Banco Santander Central Hispano SA
4.000%, 9/10/10	EUR	200,000	244,122

Supranational (4.5%)
Eurofima
5.500%, 9/15/09	AUD	280,000	204,942
6.500%, 8/22/11		120,000	91,758
European Investment Bank
7.500%, 6/1/16	ZAR	1,350,000	211,393
International Bank for Reconstruction and Development
12.500%, 5/14/12		200,000	38,621

Total Supranational			546,714

Sweden (3.5%)
Sweden Government Bond
5.250%, 3/15/11	SEK	3,030,000	418,564

United Kingdom (11.1%)
ASIF III Jersey Ltd.
5.500%, 3/7/11	EUR	200,000	259,370
BAT International Finance plc
4.875%, 2/25/09		150,000	184,211
Cadbury Schweppes FInance plc
4.875%, 12/20/10	GBP	80,000	136,714
National Grid Gas plc
7.000%, 12/15/08	AUD	150,000	113,196
Nationwide Building Society
2.577%, 6/9/09 (l)	EUR	150,000	177,007
United Kingdom Gilt Inflation Linked Bond
2.500%, 8/23/11	GBP	100,000	462,887

Total United Kingdom			1,333,385

United States (5.5%)
General Electric Capital Corp.
6.500%, 9/28/15	NZD	60,000	40,426
Goldman Sachs Group, Inc.
4.250%, 8/4/10	EUR	150,000	183,034
Merrill Lynch & Co., Inc.
2.465%, 2/8/10 (l)		100,000	117,703
5.125%, 9/24/10	GBP	80,000	139,360
Morgan Stanley
5.375%, 11/14/13		100,000	177,443

Total United States			657,966

Total Investments (67.7%) (Cost $8,199,158).			8,152,304
Other Assets Less Liabilities (32.3%)			3,887,062

Net Assets (100.0%).			$12,039,366

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Glossary:

AUD	—	Australian Dollar

CAD	—	Canadian Dollar

DKK	—	Danish Krone

EUR	—	European Currency Unit

GBP	—	British Pound

HKD	—	Hong Kong Dollar

MXN	—	Mexican Peso

NOK	—	Norwegian Krone

NZD	—	New Zealand Dollar

SEK	—	Swedish Krona

ZAR	—	South African Rand

At December 31, 2005 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Japanese Yen, expiring 3/6/06	215,887	$1,808,106	$1,842,850	$34,744

Foreign Currency Sell Contracts
European Union, expiring 3/6/06	1,535	$1,808,106	$1,816,866	(8,760)

				$25,984

Investment security transactions for the period ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$8,744,192
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$510,312

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,445
Aggregate gross unrealized depreciation	(89,444)

Net unrealized depreciation	$(46,999)

Federal income tax cost of investments	$8,199,303

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.2%)
Hotels, Restaurants & Leisure (3.6%)
Shuffle Master, Inc.*^	59,900	$1,505,886
Starwood Hotels & Resorts Worldwide, Inc.(Unit)	41,500	2,650,190
Station Casinos, Inc.	43,000	2,915,400

		7,071,476

Internet & Catalog Retail (2.6%)
Amazon.com, Inc.*	45,000	2,121,750
eBay, Inc.*	68,400	2,958,300

		5,080,050

Media (1.4%)
Lamar Advertising Co., Class A*^	60,000	2,768,400

Specialty Retail (6.1%)
Best Buy Co., Inc.	111,750	4,858,890
Chico’s FAS, Inc.*^	114,000	5,008,020
Lowe’s Cos., Inc.	30,000	1,999,800

		11,866,710

Textiles, Apparel & Luxury Goods (2.5%)
Coach, Inc.*	92,000	3,067,280
Wolverine World Wide, Inc.^	75,000	1,684,500

		4,751,780

Total Consumer Discretionary		31,538,416

Consumer Staples (1.7%)
Beverages (0.5%)
PepsiCo, Inc.	18,000	1,063,440

Household Products (1.2%)
Procter & Gamble Co.	40,000	2,315,200

Total Consumer Staples		3,378,640

Energy (10.7%)
Energy Equipment & Services (6.6%)
Cal Dive International, Inc.*^	30,000	1,076,700
Diamond Offshore Drilling, Inc.^	64,000	4,451,840
ENSCO International, Inc.	20,000	887,000
Grant Prideco, Inc.*	20,000	882,400
National Oilwell Varco, Inc.*	33,000	2,069,100
Weatherford International Ltd.*	96,000	3,475,200

		12,842,240

Oil & Gas (4.1%)
Apache Corp.	40,700	2,788,764
Massey Energy Co.^	39,400	1,492,078
Tesoro Corp.	11,500	707,825
XTO Energy, Inc.	65,733	2,888,308

		7,876,975

Total Energy		20,719,215

Financials (4.3%)
Capital Markets (3.0%)
Goldman Sachs Group, Inc.	25,000	3,192,750
Legg Mason, Inc.	22,500	2,693,025

		5,885,775

Insurance (1.3%)
Prudential Financial, Inc.	35,000	2,561,650

Total Financials		8,447,425

Health Care (26.2%)
Biotechnology (5.3%)
Amgen, Inc.*	31,000	2,444,660
Biogen Idec, Inc.*	115,000	5,212,950
Martek Biosciences Corp.*^	43,500	1,070,535
Protein Design Labs, Inc.*^	55,000	1,563,100

		10,291,245

Health Care Equipment & Supplies (6.6%)
Alcon, Inc.	25,000	3,240,000
Baxter International, Inc.	27,000	1,016,550
Medtronic, Inc.	63,280	3,643,030
St. Jude Medical, Inc.*	98,300	4,934,660

		12,834,240

Health Care Providers & Services (8.4%)
Aetna, Inc.	22,000	2,074,820
American Healthways, Inc.*^	44,500	2,013,625
Caremark Rx, Inc.*	60,000	3,107,400
DaVita, Inc.*	54,000	2,734,560
UnitedHealth Group, Inc.	55,000	3,417,700
WellPoint, Inc.*	38,000	3,032,020

		16,380,125

Pharmaceuticals (5.9%)
Endo Pharmaceuticals Holdings, Inc.*	150,000	4,539,000
Novartis AG (ADR)	55,000	2,886,400
Teva Pharmaceutical Industries Ltd. (ADR)^	95,000	4,085,950

		11,511,350

Total Health Care		51,016,960

Industrials (5.9%)
Aerospace & Defense (1.0%)
Lockheed Martin Corp.	31,000	1,972,530

Commercial Services & Supplies (0.5%)
Cintas Corp.	25,000	1,029,500

Electrical Equipment (1.6%)
Cooper Industries Ltd., Class A	42,900	3,131,700

Industrial Conglomerates (1.8%)
General Electric Co	97,000	3,399,850

Machinery (1.0%)
Pall Corp.	73,000	1,960,780

Total Industrials		11,494,360

Information Technology (26.4%)
Communications Equipment (5.6%)
Corning, Inc.*	61,600	1,211,056
Motorola, Inc.	193,000	4,359,870
QUALCOMM, Inc.	109,400	4,712,952
Sonus Networks, Inc.*^	160,500	597,060

		10,880,938

Computers & Peripherals (2.5%)
Apple Computer, Inc.*	51,600	3,709,524
Avid Technology, Inc.*	20,000	1,095,200

		4,804,724

Internet Software & Services (3.2%)
Google, Inc., Class A*	8,300	3,443,338
Yahoo!, Inc.*	70,000	2,742,600

		6,185,938

IT Services (1.5%)
Cognizant Technology Solutions Corp., Class A*	56,600	2,849,810

Semiconductors & Semiconductor Equipment (7.6%)
Marvell Technology Group Ltd.*	63,000	3,533,670
MEMC Electronic Materials, Inc.*	155,000	3,436,350
Microchip Technology, Inc.	72,000	2,314,800
Micron Technology, Inc.*	223,000	2,968,130
Varian Semiconductor Equipment Associates, Inc.*^	60,000	2,635,800

		14,888,750

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Software (6.0%)
Activision, Inc.*	170,000	$2,335,800
Cadence Design Systems, Inc.*	180,000	3,045,600
Citrix Systems, Inc.*	25,000	719,500
Microsoft Corp.	172,000	4,497,800
Oracle Corp.*	90,000	1,098,900

		11,697,600

Total Information Technology		51,307,760

Materials (2.9%)
Construction Materials (1.8%)
Martin Marietta Materials, Inc.	46,000	3,529,120

Metals & Mining (1.1%)
Foundation Coal Holdings, Inc.^	55,000	2,090,000

Total Materials		5,619,120

Total Common Stocks (94.3%) (Cost $160,676,932)		183,521,896

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (11.9%)
Nomura Securities
4.29%, 1/3/06	$23,045,367	23,045,367

Time Deposit (5.6%)
JPMorgan Chase Nassau
3.68%, 1/3/06	10,883,835	10,883,835

Total Short-Term Investments (17.5%) (Amortized Cost $33,929,202)		33,929,202

Total Investments (111.8%) (Cost/Amortized Cost $ 194,606,134)		217,451,098
Other Assets Less Liabilities (-11.8%)		(22,924,213)

Net Assets (100%)		$194,526,885

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$237,160,022
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$242,187,199

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,802,187
Aggregate gross unrealized depreciation	(3,194,558)

Net unrealized appreciation	$22,607,629

Federal income tax cost of investments	$194,843,469

At December 31, 2005, the Portfolio had loaned securities with a total value of $22,369,051. This was secured by collateral of $23,045,367 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $1,226 as brokerage commissions with Bernstein (Sanford C.) & Co. and $720 with Wachovia Bank, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (30.4%)
Commercial Services & Supplies (0.5%)
Knoll, Inc.	384,400	$6,577,084

Diversified Consumer Services (0.3%)
DeVry, Inc.*^	186,100	3,722,000

Hotels, Restaurants & Leisure (4.2%)
Harrah’s Entertainment, Inc.	20,100	1,432,929
International Game Technology	443,397	13,647,760
Las Vegas Sands Corp.*^	252,500	9,966,175
Royal Caribbean Cruises Ltd.	232,200	10,462,932
Sportingbet.com (UK) plc	607,995	3,585,368
Wynn Resorts Ltd.*^	315,600	17,310,660

		56,405,824

Household Durables (7.7%)
Harman International Industries, Inc.	1,066,100	104,317,885

Internet & Catalog Retail (1.5%)
eBay, Inc.*	462,000	19,981,500

Leisure Equipment & Products (1.9%)
Eastman Kodak Co.^	1,087,130	25,438,842

Media (4.7%)
EchoStar Communications Corp., Class A*	1,001,182	27,202,115
Getty Images, Inc.*^	184,300	16,452,461
Salem Communications Corp., Class A*^	162,205	2,836,965
Walt Disney Co.	727,500	17,438,175

		63,929,716

Specialty Retail (5.5%)
Aeropostale, Inc.*^	405,600	10,667,280
GameStop Corp., Class A*^	382,985	12,186,583
Tiffany & Co.	857,600	32,837,504
TJX Cos., Inc.	838,600	19,480,678

		75,172,045

Textiles, Apparel & Luxury Goods (4.1%)
NIKE, Inc., Class B	426,500	37,015,935
Phillips-Van Heusen Corp.^	576,300	18,672,120

		55,688,055

Total Consumer Discretionary		411,232,951

Consumer Staples (4.5%)
Beverages (1.5%)
Molson Coors Brewing Co.^	297,105	19,903,064

Food & Staples Retailing (3.0%)
Safeway, Inc.	1,734,100	41,028,806

Total Consumer Staples		60,931,870

Energy (9.3%)
Energy Equipment & Services (3.6%)
National Oilwell Varco, Inc.*	421,942	26,455,763
SEACOR Holdings, Inc.*^	236,900	16,132,890
Weatherford International Ltd.*	176,640	6,394,368

		48,983,021

Oil & Gas (5.7%)
Goodrich Petroleum Corp.*^	141,600	3,561,240
Murphy Oil Corp.	282,000	15,225,180
Newfield Exploration Co.*	308,400	15,441,588
Pioneer Natural Resources Co.	290,900	14,914,443
Tesoro Corp.^	432,900	26,644,995
Ultra Petroleum Corp.*	19,500	1,088,100

		76,875,546

Total Energy		125,858,567

Financials (2.0%)
Capital Markets (1.0%)
Greenhill & Co., Inc.^	224,400	12,602,304

Diversified Financial Services (0.9%)
IntercontinentalExchange, Inc.*	94,200	3,424,170
Lazard Ltd., Class A^	276,300	8,813,970

		12,238,140

Real Estate (0.1%)
Sinochem Hong Kong Holding Ltd*	8,369,200	1,554,339

Total Financials		26,394,783

Health Care (4.9%)
Biotechnology (2.2%)
Neurocrine Biosciences, Inc.*^	352,700	22,124,871
Viropharma, Inc.*^	400,200	7,423,710

		29,548,581

Diversified Consumer Services (0.4%)
Service Corp. International	704,200	5,760,356

Health Care Equipment & Supplies (2.3%)
Cytyc Corp.*	1,053,000	29,726,190
Inamed Corp.*	12,500	1,096,000

		30,822,190

Total Health Care		66,131,127

Industrials (10.7%)
Aerospace & Defense (3.0%)
ARGON ST, Inc.*^	201,098	6,230,016
Empresa Brasileira de Aeronautica S.A. (ADR)^	792,400	30,982,840
Essex Corp.*^	220,000	3,751,000

		40,963,856

Airlines (0.7%)
U.S. Airways, Inc.*^	249,300	9,259,002

Commercial Services & Supplies (1.4%)
Global Cash Access, Inc.*^	514,746	7,510,144
Universal Technical Institute, Inc.*^	294,740	9,119,256
Wright Express Corp.*^	85,300	1,876,600

		18,506,000

Construction & Engineering (1.6%)
Fluor Corp.	289,000	22,328,140

Industrial Conglomerates (0.5%)
Hutchison Telecommunications International Ltd.* (ADR)^	344,300	7,433,437

Machinery (1.5%)
Flowserve Corp.*^	499,700	19,768,132

Marine (1.0%)
Diana Shipping, Inc.^	508,700	6,541,882
DryShips, Inc.^	201,700	2,464,754
Horizon Lines Inc.^	381,200	4,623,956

		13,630,592

Road & Rail (1.0%)
Norfolk Southern Corp.	295,480	13,246,368

Total Industrials		145,135,527

Information Technology (12.9%)
Communications Equipment (6.6%)
Andrew Corp.*^	743,300	7,975,609
Comverse Technology, Inc.*	422,067	11,222,761
Harris Corp.	348,300	14,980,383
Nice Systems Ltd. (ADR)*^	103,680	4,993,229
Nokia Oyj (ADR)	1,967,900	36,012,570

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Research In Motion Ltd.*^	203,180	$13,411,912

		88,596,464

Computers & Peripherals (1.4%)
NCR Corp.*	371,600	12,612,104
Network Appliance, Inc.*	250,900	6,774,300

		19,386,404

Electronic Equipment & Instruments (1.3%)
Symbol Technologies, Inc.	1,329,700	17,046,754

Internet Software & Services (2.0%)
Google, Inc., Class A*	45,498	18,875,301
Openwave Systems, Inc.*^	482,500	8,429,275

		27,304,576

IT Services (1.6%)
First Data Corp.	506,500	21,784,565

Total Information Technology		174,118,763

Materials (9.5%)
Chemicals (5.1%)
Ashland, Inc.	303,400	17,566,860
Mosaic Co.*^	1,158,169	16,944,012
Potash Corp. of Saskatchewan, Inc. (New York Exchange)	15,800	1,259,239
Potash Corp. of Saskatchewan, Inc. (Toronto Exchange)	424,200	34,029,324

		69,799,435

Construction Materials (1.3%)
Texas Industries, Inc.^	352,283	17,557,785

Containers & Packaging (1.4%)
Pactiv Corp.*	859,600	18,911,200

Metals & Mining (1.7%)
Novelis, Inc. (New York Exchange).	425,200	8,882,428
Novelis, Inc. (Toronto Exchange)	674,300	14,078,823

		22,961,251

Total Materials		129,229,671

Telecommunication Services (12.8%)
Diversified Telecommunication Services (3.6%)
Arbinet-thexchange, Inc.*^	334,400	2,344,144
Citizens Communications Co.	1,191,149	14,567,752
Indosat Tbk PT(ADR)^	319,200	9,285,528
Philippine Long Distance Telephone Co. (ADR)^	556,000	18,648,240
Qwest Communications International, Inc.*	701,100	3,961,215

		48,806,879

Wireless Telecommunication Services (9.2%)
American Tower Corp., Class A*	1,011,290	27,405,959
Crown Castle International Corp.*	249,000	6,700,590
Dobson Communications Corp.*^	690,205	5,176,538
Sprint Nextel Corp.	3,675,720	85,864,819

		125,147,906

Total Telecommunication Services		173,954,785

Utilities (1.2%)
Multi-Utilities & Unregulated Power (1.2%)
NRG Energy, Inc.*^	350,500	16,515,560

Total Utilities		16,515,560

Total Common Stocks (98.2%) (Cost $1,222,487,111)		1,329,503,604

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (20.5%)
Allstate Life Global Funding
4.37%, 1/30/07 (l)	$2,000,000	2,000,000
American Express Credit Corp.
4.36%, 6/12/07 (l)	10,000,000	10,000,000
Aspen Funding Corp.
4.34%, 1/27/06	2,000,000	2,000,000
CDC Financial Products, Inc.
4.35%, 1/30/06 (l)	15,000,000	15,000,000
Citigroup Global Markets, Inc.
4.32%, 1/6/06 (l)	15,000,000	15,000,000
FIMAT USA, Inc.
4.27%, 1/3/06	25,000,000	25,000,000
General Electric Capital Corp.
4.34%, 3/29/06 (l)	7,000,859	7,000,859
4.36%, 5/12/06 (l)	5,005,149	5,005,149
Goldman Sachs Group LP
4.39%, 1/2/07 (l)	10,000,000	10,000,000
Goldman Sachs Group, Inc.
4.38%, 1/30/07 (l)	2,000,020	2,000,020
4.41%, 12/28/07 (l)	5,000,000	5,000,000
Merrill Lynch & Co.
4.23%, 10/19/06 (l)	11,000,000	11,000,000
Metropolitan Life Global Funding
4.56%, 3/17/06 (l)	4,999,495	4,999,495
Morgan Stanley
4.43%, 1/2/07 (l)	5,000,000	5,000,000
Nomura Securities
4.29%, 1/3/06	67,309,481	67,309,481
Nordeutsche Landesbank NY
4.40%, 3/30/06 (l)	19,996,619	19,996,619
Royal Bank of Canada
4.30%, 10/3/06 (l)	4,999,092	4,999,092
Sigma Finance, Inc.
4.37%, 10/24/07 (l)	24,995,140	24,995,140
Unicredito Italiano N.Y.
3.96%, 10/4/06 (l)	9,994,297	9,994,297
Wells Fargo & Co.
4.36%, 12/31/07 (l)	5,000,000	5,000,000
Wells Fargo Bank/San Francisco
4.30%, 12/1/06 (l)	20,000,000	20,000,000
West Corp. Federal Credit Union
4.38%, 12/14/07 (l)	6,000,000	6,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		277,300,152

Time Deposit (2.5%)
JPMorgan Chase Nassau
3.68%, 1/3/06	34,716,193	34,716,193

Total Short-Term Investments (23.0%) (Amortized Cost $312,016,345)		312,016,345

Total Investments (121.2%) (Cost/Amortized Cost $ 1,534,503,456)		1,641,519,949
Other Assets Less Liabilities (-21.2%)		(287,454,071)

Net Assets (100%)		$1,354,065,878

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,876,453,049
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,773,801,228

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$126,414,863
Aggregate gross unrealized depreciation	(25,074,319)

Net unrealized appreciation	$101,340,544

Federal income tax cost of investments	$1,540,179,405

At December 31, 2005, the Portfolio had loaned securities with a total value of $271,531,343. This was secured by collateral of $277,300,152 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.4%)
Auto Components (0.6%)
Aftermarket Technology Corp.*^	253,000	$4,918,320
BorgWarner, Inc.^	43,600	2,643,468
Noble International Ltd.	108,000	2,250,720

		9,812,508

Automobiles (0.2%)
Monaco Coach Corp.^	54,700	727,510
Nissan Motor Co., Ltd.	223,129	2,259,079

		2,986,589

Distributors (0.6%)
Advanced Marketing Services, Inc.*	31,126	110,809
BlueLinx Holdings, Inc.^	232,700	2,617,875
Prestige Brands Holdings, Inc.*^	674,400	8,430,000

		11,158,684

Hotels, Restaurants & Leisure (3.5%)
Ambassadors Group, Inc.^	194,430	4,450,503
Applebee International, Inc.	345,959	7,815,214
Brinker International, Inc.^	177,160	6,849,006
Carnival Corp. (Unit)	107,100	5,726,637
CBRL Group, Inc.^	48,800	1,715,320
Domino’s Pizza, Inc.	434,000	10,502,800
Fox & Hound Restaurant Group*^	69,400	1,068,066
Harrah’s Entertainment, Inc.	16,290	1,161,314
Outback Steakhouse, Inc.	172,700	7,186,047
Rare Hospitality International, Inc.*^	29,349	891,916
Royal Caribbean Cruises Ltd.	228,460	10,294,407
Wendy’s International, Inc.	3,500	193,410
WMS Industries, Inc.*^	113,200	2,840,188

		60,694,828

Household Durables (1.1%)
Blount International, Inc.*^	166,800	2,657,124
Jarden Corp.*^	191,200	5,764,680
Leggett & Platt, Inc.	127,650	2,930,844
Matsushita Electric Industrial Co., Ltd.	82,000	1,580,530
Newell Rubbermaid, Inc.	170,900	4,064,002
Sony Corp. (ADR)^	29,900	1,219,920

		18,217,100

Internet & Catalog Retail (0.4%)
Emdeon Corp.*^	272,700	2,307,042
Insight Enterprises, Inc.*^	217,300	4,261,253

		6,568,295

Leisure Equipment & Products (0.9%)
Brunswick Corp.	139,500	5,672,070
Eastman Kodak Co.^	369,800	8,653,320
K2, Inc.*^	156,200	1,579,182

		15,904,572

Media (2.0%)
CCE Spinco, Inc.*	16,712	218,927
Citadel Broadcasting Corp.^	22,300	299,712
Clear Channel Communications, Inc.^	133,700	4,204,865
E.W. Scripps Co., Class A	65,969	3,167,831
Emmis Communications Corp., Class A*^	97,726	1,945,725
Gannett Co., Inc.	76,900	4,657,833
Lamar Advertising Co., Class A*^	82,844	3,822,422
New Frontier Media, Inc.*	456,662	2,982,003
New York Times Co., Class A^	101,600	2,687,320
Reader’s Digest Association, Inc.^	194,900	2,966,378
Saga Communications, Inc., Class A*^	303,915	3,303,556
Tribune Co.	88,600	2,681,036
Viacom, Inc., Class B*	83,043	2,707,202

		35,644,810

Multiline Retail (0.6%)
Big Lots, Inc.*^	342,320	4,111,263
Family Dollar Stores, Inc.	253,100	6,274,349
Tuesday Morning Corp.^	17,300	361,916

		10,747,528

Specialty Retail (3.9%)
AnnTaylor Stores Corp.*	249,300	8,605,836
Asbury Automotive Group, Inc.*^	196,500	3,234,390
Autonation, Inc.*	87,600	1,903,548
Big 5 Sporting Goods Corp.^	254,700	5,575,383
Gap, Inc.	255,100	4,499,964
Group 1 Automotive, Inc.*^	54,200	1,703,506
HOT Topic, Inc.*^	126,835	1,807,399
Linens’n Things, Inc.*	53,500	1,423,100
Lithia Motors, Inc.^	146,247	4,598,006
Men’s Wearhouse, Inc.*	115,300	3,394,432
Office Depot, Inc.*	66,300	2,081,820
OfficeMax, Inc.	42,700	1,082,872
Pacific Sunwear of California, Inc.*	125,100	3,117,492
PETCO Animal Supplies, Inc.*^	267,300	5,867,235
Pier 1 Imports, Inc.^	358,900	3,133,197
Pomeroy IT Solutions, Inc.*^	99,484	830,691
Regis Corp.	138,000	5,322,660
Sports Authority, Inc.*^	132,900	4,137,177
Tiffany & Co.	142,700	5,463,983
Whitehall Jewelers, Inc.*^	344,400	309,960

		68,092,651

Textiles, Apparel & Luxury Goods (0.6%)
Liz Claiborne, Inc.	180,300	6,458,346
Perry Ellis International, Inc.*^	163,784	3,111,896
Warnaco Group, Inc.*^	50,490	1,349,093

		10,919,335

Total Consumer Discretionary		250,746,900

Consumer Staples (2.6%)
Beverages (0.2%)
Coca-Cola Enterprises, Inc.	131,146	2,514,069
Cott Corp.*^	92,200	1,357,796

		3,871,865

Food & Staples Retailing (1.6%)
BJ’s Wholesale Club, Inc.*^	395,000	11,676,200
Safeway, Inc.	663,340	15,694,624

		27,370,824

Food Products (0.2%)
Corn Products International, Inc.^	126,500	3,022,085
Treehouse Foods, Inc.*	51,102	956,630

		3,978,715

Household Products (0.3%)
Colgate-Palmolive Co.	96,900	5,314,965

Personal Products (0.3%)
Avon Products, Inc.	157,300	4,490,915
NBTY, Inc.*^	27,900	453,375

		4,944,290

Total Consumer Staples		45,480,659

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Energy (8.9%)
Energy Equipment & Services (5.7%)
Baker Hughes, Inc.	101,690	$6,180,718
BJ Services Co.	133,000	4,877,110
Cooper Cameron Corp.*	188,020	7,784,028
ENSCO International, Inc.	69,800	3,095,630
FMC Technologies, Inc.*^	98,700	4,236,204
GlobalSantaFe Corp.	67,600	3,254,940
Grant Prideco, Inc.*^	45,900	2,025,108
Halliburton Co.	172,400	10,681,904
Helmerich & Payne, Inc.	94,800	5,869,068
Nabors Industries Ltd.*	56,100	4,249,575
National Oilwell Varco, Inc.*	173,700	10,890,990
Noble Corp.^	54,700	3,858,538
Oil States International, Inc.*^	371,400	11,765,952
Pride International, Inc.*	64,700	1,989,525
Smith International, Inc.	113,500	4,211,985
Superior Energy Services, Inc.*^	184,800	3,890,040
Transocean, Inc.*	65,800	4,585,602
Unit Corp.*	95,300	5,244,359
Weatherford International Ltd.*	17,400	629,880

		99,321,156

Oil & Gas (3.2%)
Atlas America, Inc.*	60,000	3,613,200
Encore Acquisition Co.*^	235,050	7,531,002
Energy Partners Ltd.*^	201,300	4,386,327
Forest Oil Corp.*	91,100	4,151,427
Holly Corp.	114,400	6,734,728
Houston Exploration Co.*^	21,400	1,129,920
KCS Energy, Inc.*^	177,500	4,299,050
McMoRan Exploration Co.*^	49,200	972,684
Petroleum Development Corp.*^	100,700	3,357,338
Plains Exploration & Production Co.*	266,800	10,599,964
Whiting Petroleum Corp.*^	104,200	4,168,000
World Fuel Services Corp.^	176,400	5,948,208

		56,891,848

Total Energy		156,213,004

Financials (14.5%)
Capital Markets (1.1%)
Ameritrade Holding Corp.*	54,300	1,303,200
Janus Capital Group, Inc.	220,160	4,101,581
Lehman Brothers Holdings, Inc.	27,800	3,563,126
Merrill Lynch & Co., Inc.	100,700	6,820,411
Nuveen Investments, Inc., Class A	37,900	1,615,298
State Street Corp.	48,400	2,683,296

		20,086,912

Commercial Banks (1.9%)
Bank of America Corp.	69,698	3,216,563
EuroBancshares, Inc.*^	202,146	2,864,409
Hanmi Financial Corp.^	325,341	5,810,590
Nara Bancorp, Inc.^	81,345	1,446,314
Oriental Financial Group, Inc.^	210,900	2,606,724
UCBH Holdings, Inc.^	320,828	5,736,405
UnionBanCal Corp.	54,660	3,756,235
Wachovia Corp.	103,730	5,483,168
Wilshire Bancorp, Inc.^	115,922	1,992,699

		32,913,107

Consumer Finance (0.1%)
Capital One Financial Corp.	16,300	1,408,320

Diversified Financial Services (0.3%)
Ameriprise Financial, Inc.*	17,400	713,400
Marlin Business Services, Inc.*^	217,773	5,202,597

		5,915,997

Insurance (6.4%)
Aflac, Inc.	102,120	4,740,410
Ambac Financial Group, Inc.	74,400	5,733,264
AmerUs Group Co.^	93,700	5,309,979
Aspen Insurance Holdings Ltd.	341,400	8,080,938
Axis Capital Holdings Ltd.	7,800	243,984
Fidelity National Financial, Inc.	180,200	6,629,558
Hilb, Rogal & Hobbs Co.^	199,500	7,682,745
IPC Holdings Ltd.^	103,996	2,847,410
Marsh & McLennan Cos., Inc.	39,900	1,267,224
MBIA, Inc.^	95,200	5,727,232
MetLife, Inc.	68,500	3,356,500
Montpelier Reinsurance Holdings Ltd.^	302,300	5,713,470
Philadelphia Consolidated Holdings Corp.*^	168,900	16,330,941
Platinum Underwriters Holdings Ltd.	8,100	251,667
Protective Life Corp.	103,100	4,512,687
Prudential Financial, Inc.	54,500	3,988,855
Reinsurance Group of America^	73,400	3,505,584
Scottish Annuity & Life Holdings Ltd.^	326,350	8,011,893
St. Paul Travelers Cos., Inc.	117,275	5,238,674
Stancorp Financial Group, Inc.	147,000	7,342,650
Universal American Financial Corp.*^	231,700	3,494,036
Willis Group Holdings Ltd.	38,700	1,429,578

		111,439,279

Real Estate (2.6%)
Alexandria Real Estate Equities, Inc. (REIT)	32,800	2,640,400
American Financial Realty Trust (REIT)	149,100	1,789,200
Apartment Investment & Management Co. (REIT)	68,800	2,605,456
CenterPoint Properties Trust (REIT)	37,720	1,866,386
Developers Diversified Realty Corp. (REIT)	35,400	1,664,508
Digital Realty Trust, Inc. (REIT)	31,000	701,530
Duke Realty Corp. (REIT)^	70,820	2,365,388
Education Realty Trust, Inc. (REIT)^	219,100	2,824,199
Equity Office Properties Trust (REIT)	66,600	2,019,978
Equity Residential (REIT)	76,100	2,977,032
General Growth Properties, Inc. (REIT)	112,360	5,279,796
GMH Communities Trust (REIT)	82,600	1,281,126
IVG Holding AG	30,600	639,229
Kimco Realty Corp. (REIT)	75,400	2,418,832
Pennsylvania Real Estate Investment Trust (REIT)	16,700	623,912
Reckson Associates Realty Corp. (REIT)^	78,300	2,817,234
SL Green Realty Corp. (REIT)	14,400	1,100,016
Trizec Properties, Inc. (REIT)^	88,000	2,016,960
United Dominion Realty Trust, Inc. (REIT)	148,800	3,487,872
Vornado Realty Trust (REIT)	41,200	3,438,964

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Windrose Medical Properties Trust (REIT)	114,400	$1,699,984

		46,258,002

Thrifts & Mortgage Finance (2.1%)
Countrywide Financial Corp.	134,930	4,613,257
Doral Financial Corp.^	244,300	2,589,580
Fannie Mae	94,800	4,627,188
Farmer Mac, Class C^	130,200	3,896,886
Flushing Financial Corp.^	131,695	2,050,491
Freddie Mac	76,000	4,966,600
NetBank, Inc.^	42,079	302,127
R&G Financial Corp., Class B^	290,800	3,838,560
Rainier Pacific Financial Group, Inc.	114,015	1,825,392
Sterling Financial Corp./Washington^	148,050	3,698,289
W Holding Co., Inc.	457,062	3,761,620

		36,169,990

Total Financials		254,191,607

Health Care (15.6%)
Biotechnology (0.8%)
Biogen Idec, Inc.*	52,700	2,388,891
Cephalon, Inc.*^	76,000	4,920,240
Charles River Laboratories International, Inc.*	109,200	4,626,804
MedImmune, Inc.*	57,000	1,996,140
Onyx Pharmaceuticals, Inc.*^	30,710	883,219

		14,815,294

Health Care Equipment & Supplies (4.2%)
Baxter International, Inc.	532,370	20,043,730
Becton, Dickinson & Co.	103,140	6,196,651
Conmed Corp.*^	319,819	7,566,918
Cooper Cos., Inc.	3,400	174,420
Dade Behring Holdings, Inc.	59,593	2,436,758
Fisher Scientific International, Inc.*	321,169	19,867,514
Hospira, Inc.*	32,300	1,381,794
Merit Medical Systems, Inc.*	352,700	4,281,778
Nutraceutical International Corp.*^	242,330	3,283,572
Varian, Inc.*^	156,300	6,219,177
Waters Corp.*	47,700	1,803,060

		73,255,372

Health Care Providers & Services (9.7%)
Allied Healthcare International, Inc.*^	955,698	5,867,986
AmerisourceBergen Corp.	259,600	10,747,440
Amsurg Corp.*^	213,800	4,887,468
Apria Healthcare Group, Inc.*^	350,400	8,448,144
Community Health Systems, Inc.*	220,800	8,465,472
Genesis HealthCare Corp.*^	155,900	5,693,468
HCA, Inc.	150,880	7,619,440
Health Net, Inc.*	128,800	6,639,640
Humana, Inc.*	126,100	6,851,013
Laboratory Corp. of America Holdings*	41,520	2,235,852
LifePoint Hospitals, Inc.*	208,700	7,826,250
McKesson Corp.	240,500	12,407,395
Omnicare, Inc.	256,100	14,654,042
Pediatrix Medical Group, Inc.*^	69,700	6,173,329
Quest Diagnostics, Inc.^	185,020	9,524,830
RehabCare Group, Inc.*^	205,086	4,142,737
Renal Care Group, Inc.*	275,535	13,035,561
Service Corp. International	104,800	857,264
Sierra Health Services, Inc.*^	153,200	12,249,872
Sunrise Senior Living, Inc.*^	87,700	2,956,367
Triad Hospitals, Inc.*^	85,040	3,336,119
Universal Health Services, Inc., Class B^	300,380	14,039,761

		168,659,450

Pharmaceuticals (0.9%)
Forest Laboratories, Inc.*	22,400	911,232
Schering-Plough Corp.	492,160	10,261,536
Teva Pharmaceutical Industries Ltd. (ADR)^	110,600	4,756,906
Wyeth	13,100	603,517

		16,533,191

Total Health Care		273,263,307

Industrials (12.1%)
Aerospace & Defense (2.0%)
Alliant Techsystems, Inc.*	193,400	14,731,278
DRS Technologies, Inc.^	143,100	7,358,202
European Aeronautic Defence & Space Co.	100,380	3,777,063
Honeywell International, Inc.	81,800	3,047,050
Lockheed Martin Corp.	15,420	981,175
Precision Castparts Corp.	30,310	1,570,361
SI International, Inc.*^	91,129	2,785,813

		34,250,942

Air Freight & Logistics (0.3%)
Pacer International, Inc.^	192,072	5,005,396

Airlines (0.3%)
ACE Aviation Holdings, Inc.*	48,300	1,571,203
Ryanair Holdings plc (ADR)*^	67,190	3,761,968
Southwest Airlines Co.	55,200	906,936

		6,240,107

Building Products (0.6%)
American Standard Cos., Inc.	15,600	623,220
Masco Corp.	328,200	9,908,358

		10,531,578

Commercial Services & Supplies (4.3%)
ARAMARK Corp., Class B	194,100	5,392,098
Brink’s Co.	75,900	3,636,369
Corrections Corp. of America*	181,500	8,162,055
FTI Consulting, Inc.*	372,100	10,210,424
Geo Group, Inc.*^	316,410	7,255,281
Intersections, Inc.*	104,185	973,088
Jackson Hewitt Tax Service, Inc.^	381,000	10,557,510
Manpower, Inc.	62,460	2,904,390
Navigant Consulting Co.*^	129,200	2,839,816
SOURCECORP, Inc.*	313,176	7,509,961
Steelcase, Inc., Class A^	128,200	2,029,406
Waste Connections, Inc.*^	194,000	6,685,240
Wright Express Corp.*	294,100	6,470,200

		74,625,838

Construction & Engineering (1.7%)
Dycom Industries, Inc.*^	299,340	6,585,480
EMCOR Group, Inc.*^	35,600	2,404,068
Fluor Corp.	175,600	13,566,856
URS Corp.*^	179,100	6,735,951

		29,292,355

Electrical Equipment (0.2%)
Genlyte Group, Inc.*^	68,600	3,674,902

Industrial Conglomerates (0.6%)
Tyco International Ltd.	393,060	11,343,712

Machinery (1.3%)
Albany International Corp.^	65,200	2,357,632
Briggs & Stratton Corp.^	120,700	4,681,953
Crane Co.	31,800	1,121,586

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Harsco Corp.	50,000	$3,375,500
Kennametal, Inc.^	53,600	2,735,744
SPX Corp.	146,130	6,688,370
Wabash National Corp.^	67,200	1,280,160

		22,240,945

Road & Rail (0.7%)
Canadian National Railway Co.	54,100	4,327,356
CSX Corp.	23,500	1,193,095
Laidlaw International, Inc.	312,375	7,256,471

		12,776,922

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Co. Trust^	39,545	1,217,986
Universal Truckload Services, Inc.*^	30,852	709,596

		1,927,582

Total Industrials		211,910,279

Information Technology (17.3%)
Communications Equipment (1.3%)
Alcatel S.A.* (ADR)^	235,200	2,916,480
Andrew Corp.*	155,100	1,664,223
Black Box Corp.^	92,600	4,387,388
Motorola, Inc.	119,100	2,690,469
Nokia Oyj (ADR)	207,900	3,804,570
Plantronics, Inc.^	235,200	6,656,160
Powerwave Technologies, Inc.*^	37,500	471,375

		22,590,665

Computers & Peripherals (2.0%)
Maxtor Corp.*^	617,070	4,282,466
NCR Corp.*	156,400	5,308,216
Seagate Technology*	392,400	7,844,076
Unova, Inc.*^	111,000	3,751,800
Western Digital Corp.*	747,980	13,919,908

		35,106,466

Electronic Equipment & Instruments (4.5%)
Agilent Technologies, Inc.*	255,700	8,512,253
Arrow Electronics, Inc.*	164,670	5,274,380
Avnet, Inc.*	359,480	8,605,951
Celestica, Inc. (New York Exchange)*^	608,000	6,420,480
Celestica, Inc. (Toronto Exchange)*	33,500	353,885
Flextronics International Ltd.*	996,670	10,405,235
Global Imaging Systems, Inc.*^	170,313	5,897,939
Ingram Micro, Inc., Class A*	94,400	1,881,392
Measurement Specialties, Inc.*^	236,600	5,761,210
Mettler-Toledo International, Inc.*	98,835	5,455,692
Molex, Inc.	180,500	4,683,975
Solectron Corp.*	629,600	2,304,336
Symbol Technologies, Inc.	698,560	8,955,539
SYNNEX Corp.*^	43,600	658,796
Tech Data Corp.*	52,400	2,079,232
Tektronix, Inc.	36,800	1,038,128

		78,288,423

IT Services (4.2%)
Accenture Ltd., Class A	86,500	2,497,255
Affiliated Computer Services, Inc., Class A*	241,639	14,300,196
Anteon International Corp.*	155,400	8,445,990
BearingPoint, Inc.*^	113,940	895,569
BISYS Group, Inc.*	354,100	4,960,941
CACI International, Inc., Class A*^	106,522	6,112,232
Ceridian Corp.*	522,740	12,990,089
Certegy, Inc.^	170,000	6,895,200
Computer Sciences Corp.*	153,500	7,773,240
Hewitt Associates, Inc., Class A*^	165,025	4,622,350
Iron Mountain, Inc.*^	23,900	1,009,058
Total System Services, Inc.	152,800	3,023,912

		73,526,032

Office Electronics (1.0%)
Xerox Corp.*	1,157,190	16,952,834

Semiconductors & Semiconductor Equipment (2.0%)
AMIS Holdings, Inc.*^	136,980	1,458,837
Amkor Technology, Inc.*^	154,300	864,080
Applied Materials, Inc.	264,100	4,737,954
ASM International N.V.*^	93,000	1,564,260
ASML Holding N.V. (N.Y. Shares)*^	312,900	6,283,032
DSP Group, Inc.*^	37,100	929,726
Exar Corp.*^	66,600	833,832
Fairchild Semiconductor International, Inc., Class A*	219,030	3,703,797
Freescale Semiconductor, Inc., Class A*	25,000	629,750
Freescale Semiconductor, Inc., Class B*	149,982	3,775,047
Microsemi Corp.*^	86,500	2,392,590
MKS Instruments, Inc.*^	86,200	1,542,118
National Semiconductor Corp.	224,000	5,819,520
Novellus Systems, Inc.*	35,760	862,531

		35,397,074

Software (2.3%)
Blackbaud, Inc.	250,748	4,282,776
Cadence Design Systems, Inc.*	223,180	3,776,206
EPIQ Systems, Inc.*^	195,433	3,623,328
Hyperion Solutions Corp.*	54,450	1,950,399
JDA Software Group, Inc.*	46,400	789,264
Pervasive Software, Inc.*^	362,914	1,589,563
Quest Software, Inc.*	112,800	1,645,752
Serena Software, Inc.*^	205,516	4,817,295
Siebel Systems, Inc.	278,600	2,947,588
Sybase, Inc.*	66,300	1,449,318
Symantec Corp.*	37,103	649,302
Take-Two Interactive Software, Inc.*^	232,850	4,121,445
THQ, Inc.*^	327,300	7,806,105
TIBCO Software, Inc.*	46,800	349,596

		39,797,937

Total Information Technology		301,659,431

Materials (5.7%)
Chemicals (2.9%)
Albemarle Corp.^	43,550	1,670,143
Ashland, Inc.	82,800	4,794,120
Celanese Corp.	97,900	1,871,848
Chemtura Corp.	413,209	5,247,754
Cytec Industries, Inc.^	104,700	4,986,861
Ferro Corp.^	103,400	1,939,784
Georgia Gulf Corp.^	32,600	991,692
OM Group, Inc.*^	212,338	3,983,461
Omnova Solutions, Inc.*^	220,000	1,056,000
PolyOne Corp.*^	247,700	1,592,711
RPM International, Inc.^	314,100	5,455,917
Spartech Corp.^	446,136	9,792,685
UAP Holding Corp.^	226,744	4,630,112
Valspar Corp.^	69,800	1,721,966

		49,735,054

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Containers & Packaging (0.8%)
Owens-Illinois, Inc.*	328,800	$6,917,952
Packaging Corp. of America^	177,100	4,064,445
Packaging Dynamics Corp.	287,110	3,207,019

		14,189,416

Metals & Mining (1.6%)
Agnico-Eagle Mines Ltd.^	104,600	2,066,896
Alcan, Inc.	150,530	6,154,443
Alcoa, Inc.	179,400	5,304,858
Cia de Minas Buenaventura S.A. (ADR)	263,400	7,454,220
Newmont Mining Corp.	54,800	2,926,320
Nucor Corp.	17,760	1,184,947
Olympic Steel, Inc.*^	136,400	3,389,540

		28,481,224

Paper & Forest Products (0.4%)
MeadWestvaco Corp.	70,000	1,962,100
Schweitzer-Mauduit International, Inc.^	192,900	4,780,062

		6,742,162

Total Materials		99,147,856

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.2%)
Alaska Communications Systems Group, Inc.^	161,000	1,635,760
ALLTEL Corp.	53,200	3,356,920
AT&T, Inc.	93,600	2,292,264
BellSouth Corp.	99,800	2,704,580
CenturyTel, Inc.	2,700	89,532
Citizens Communications Co.	252,300	3,085,629
Cogent Communications Group, Inc.*^	97,400	534,726
Iowa Telecommunications Service, Inc.^	163,509	2,532,754
Premiere Global Services, Inc.*^	203,200	1,652,016
Verizon Communications, Inc.	83,100	2,502,972

		20,387,153

Wireless Telecommunication Services (0.5%)
American Tower Corp., Class A*	40,797	1,105,599
Dobson Communications Corp.*^	347,700	2,607,750
Investcom LLC (GDR)	182,000	2,557,100
Sprint Nextel Corp.	131,500	3,071,840

		9,342,289

Total Telecommunication Services		29,729,442

Utilities (2.9%)
Electric Utilities (1.6%)
Edison International, Inc.	153,020	6,673,202
Entergy Corp.	63,180	4,337,307
Exelon Corp.	70,900	3,767,626
PG&E Corp.	123,340	4,578,381
PPL Corp.	150,040	4,411,176
TXU Corp.	89,700	4,502,043

		28,269,735

Multi-Utilities & Unregulated Power (1.3%)
AES Corp.*	192,000	3,039,360
CMS Energy Corp.*^	570,800	8,282,308
Constellation Energy Group, Inc.	51,800	2,983,680
NRG Energy, Inc.*^	94,100	4,433,992
Public Service Enterprise Group, Inc.	50,300	3,267,991

		22,007,331

Total Utilities		50,277,066

Total Common Stocks (95.7%) (Cost $1,461,582,707)		1,672,619,551

CONVERTIBLE PREFERRED STOCKS:
Consumer Discretionary (0.1%)
Automobiles (0.1%)
General Motors Corp.
4.500%, 3/6/32^	73,100	1,516,825

Hotels, Restaurants & Leisure (0.0%)
Six Flags, Inc.,
7.25%, 8/15/09	22,200	513,264

Total Consumer Discretionary		2,030,089

Financials (0.1%)
Insurance (0.1%)
Hartford Financial Services Group, Inc.,
6.00%, 11/16/06	9,400	714,400

Total Financials		714,400

Health Care (0.1%)
Health Care Equipment & Supplies (0.1%)
Baxter International, Inc.,
7.00%, 2/16/06	30,900	1,660,875

Total Health Care		1,660,875

Materials (0.1%)
Containers & Packaging (0.1%)
Owens-Illinois, Inc.,
4.75%, 12/31/49	61,300	2,084,200

Total Materials		2,084,200

Utilities (0.1%)
Electric Utilities (0.1%)
Dominion Resources, Inc.,
8.75%, 5/15/06	31,600	1,643,516

Total Utilities		1,643,516

Total Convertible Preferred Stocks (0.5%) (Cost $7,869,979)		8,133,080

	Principal Amount
LONG-TERM DEBT SECURITIES:
Consumer Discretionary (0.0%)
Leisure Equipment & Products (0.0%)
K2, Inc.
7.375%, 7/1/14	$20,000	19,900

Total Consumer Discretionary		19,900

Health Care (0.1%)
Health Care Providers & Services (0.1%)
Tenet Healthcare Corp.*^
6.375%, 12/1/11	1,455,000	1,327,688

Total Health Care		1,327,688

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Information Technology (0.0%)
Electronic Equipment & Instruments (0.0%)
Celestica, Inc.
7.875%, 7/1/11	$940,000	$947,050

Total Information Technology		947,050

Total Long-Term Debt Securities (0.1%) (Cost $2,264,229)		2,294,638

SHORT-TERM INVESTMENT:
Short-Term Investments of Cash Collateral for Securities Loaned (21.6%)
Ajax Bambino Funding Ltd.
4.36%, 1/18/06	9,963,833	9,963,833
Allstate Life Global Funding
4.37%, 1/30/07 (l)	2,000,000	2,000,000
American Express Credit Corp.
4.36%, 6/12/07 (l)	10,000,000	10,000,000
Bank of Nova Scotia New York
4.38%, 5/30/06 (l)	14,996,900	14,996,900
CC USA, Inc.
4.33%, 5/5/06 (l)	18,499,093	18,499,093
CDC Financial Products, Inc.
4.35%, 1/30/06 (l)	14,000,000	14,000,000
Citigroup Global Markets, Inc.
4.32%, 1/6/06 (l)	15,000,000	15,000,000
Commonwealth Bank of Australia
4.35%, 1/30/07 (l)	5,000,000	5,000,000
Fifth Third BanCorp.
4.35%, 1/30/07 (l)	2,000,000	2,000,000
General Electric Capital Corp.
4.36%, 5/12/06 (l)	5,005,149	5,005,149
Goldman Sachs Group, Inc.
4.38%, 1/30/07 (l)	5,000,051	5,000,051
4.41%, 12/28/07 (l)	10,000,000	10,000,000
Manufacturers and Traders
4.37%, 6/20/06 (l)	14,999,798	14,999,798
Merrill Lynch Mortgage Capital
4.35%, 2/6/06 (l)	20,000,000	20,000,000
Morgan Stanley
4.43%, 1/2/07 (l)	15,000,000	15,000,000
National City Bank/Cleveland
4.36%, 12/5/07 (l)	9,998,555	9,998,555
New York Life Insurance Co.
4.40%, 3/30/06 (l)	5,000,000	5,000,000
Nomura Securities
4.29%, 1/3/06	97,897,257	97,897,257
Royal Bank of Canada
4.30%, 10/3/06 (l)	4,999,092	4,999,092
Sigma Finance, Inc.
4.37%, 10/24/07 (l)	24,995,140	24,995,140
Swedbank NY
4.38%, 7/14/06 (l)	9,996,924	9,996,924
Unicredito Italiano N.Y.
3.96%, 10/4/06 (l)	14,991,445	14,991,445
U.S. Bank NA
4.29%, 10/2/06 (l)	9,995,210	9,995,210
Wells Fargo & Co.
4.36%, 12/31/07 (l)	23,000,000	23,000,000
Wells Fargo Bank/San Francisco
4.30%, 12/1/06 (l)	15,000,000	15,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		377,338,447

Time Deposit (3.7%)
JPMorgan Chase Nassau
3.68%, 1/3/06	64,023,885	64,023,885

Total Short-Term Investments (25.3%) (Amortized Cost $441,362,332)		441,362,332

Total Investments (121.6%) (Cost/Amortized Cost $1,913,079,247)		2,124,409,601
Other Assets Less Liabilities (-21.6%)		(377,833,969)

Net Assets (100%)		$1,746,575,632

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$977,012,138
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$830,723,397

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$270,880,991
Aggregate gross unrealized depreciation	(65,589,146)

Net unrealized appreciation	$205,291,845

Federal income tax cost of investments	$1,919,117,756

At December 31, 2005, the Portfolio had loaned securities with a total value of $367,628,433. This was secured by collateral of $377,338,447 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.5%)
Auto Components (0.1%)
Midas, Inc.*	1,700	$31,212
Proliance International, Inc.*	117	619
Raytech Corp.*	5,000	6,300

		38,131

Hotels, Restaurants & Leisure (4.1%)
Aztar Corp.*	6,000	182,340
Churchill Downs, Inc.	3,000	110,190
Dave and Busters, Inc.*	9,100	160,251
Dover Motorsports, Inc.	5,000	30,550
GTECH Holdings Corp.	4,000	126,960
Hilton Group plc	17,000	106,087
La Quinta Corp.*	90,000	1,002,600

		1,718,978

Household Durables (0.3%)
Fedders Corp.	4,000	6,880
Lenox Group, Inc.*	2,000	26,480
Maytag Corp.	6,000	112,920

		146,280

Media (6.3%)
Acme Communications, Inc.*	3,500	12,425
Cablevision Systems New York Group, Class A*	25,000	586,750
Crown Media Holdings, Inc., Class A*	10,000	91,700
Discovery Holding Co. Class A*	700	10,605
Dow Jones & Co., Inc.	5,000	177,450
Fisher Communications, Inc.*	2,000	82,860
Interep National Radio Sales, Inc., Class A*	2,000	720
Liberty Corp.	6,000	280,860
Liberty Global, Inc., Class A*	580	13,050
Liberty Global, Inc., Class C*	580	12,296
Liberty Media Corp., Class A*	10,000	78,700
Lin TV Corp., Class A*	5,000	55,700
McClatchy Co., Class A	1,000	59,100
Media General, Inc., Class A	1,500	76,050
Paxson Communications Corp.*	20,000	18,000
Primedia, Inc.*	5,000	8,050
Reader’s Digest Association, Inc. (Non-Voting)	500	7,610
Rogers Communications, Inc., Class B	1,750	73,955
Salem Communications Corp., Class A*	1,000	17,490
Sinclair Broadcast Group, Inc., Class A	3,000	27,600
Tribune Co.	7,000	211,820
Viacom, Inc.*	11,000	360,360
Vivendi Universal S.A. (ADR)	7,000	220,010
Walt Disney Co.	5,500	131,835
Young Broadcasting, Inc., Class A*	10,000	26,000

		2,640,996

Multiline Retail (0.0%)
Hudson’s Bay Co.	500	6,343
Saks, Inc.*	200	3,372

		9,715

Specialty Retail (0.3%)
Burlington Coat Factory Warehouse Corp.	1,000	40,210
CSK Auto Corp.*	5,000	75,400
Linens ‘n Things, Inc.*	1,000	26,600

		142,210

Textiles, Apparel & Luxury Goods (1.4%)
Reebok International Ltd.	10,000	582,300

Total Consumer Discretionary		5,278,610

Consumer Staples (6.8%)
Beverages (0.7%)
Pernod-Ricard S.A. (ADR)	1,011	43,978
Vincor International, Inc.*	10,000	265,120

		309,098

Food & Staples Retailing (1.4%)
Albertson’s, Inc.	20,800	444,080
BJ’s Wholesale Club, Inc.*	500	14,780
Pathmark Stores, Inc.*	1,000	9,990
Topps Co., Inc.	18,200	135,226

		604,076

Food Products (4.7%)
Dreyer’s Grand Ice Cream Holdings, Inc.	15,000	1,243,200
Flowers Foods, Inc.	750	20,670
Groupe Danone (ADR)	15,000	315,600
Groupe Danone	3,000	312,286
H.J. Heinz Co.	1,500	50,580
Tootsie Roll Industries, Inc.	530	15,333

		1,957,669

Total Consumer Staples		2,870,843

Energy (2.3%)
Energy Equipment & Services (0.1%)
RPC, Inc.	1,125	29,633

Oil & Gas (2.2%)
Burlington Resources, Inc.	6,000	517,200
Chevron Corp.	3,000	170,310
Pioneer Natural Resources Co.	500	25,635
Vintage Petroleum, Inc.	4,000	213,320

		926,465

Total Energy		956,098

Financials (6.9%)
Capital Markets (0.6%)
Ameritrade Holding Corp.*	1,500	36,000
Deutsche Bank AG (Registered)	1,000	96,870
Mellon Financial Corp.	500	17,125
SWS Group, Inc.	5,000	104,700

		254,695

Commercial Banks (2.2%)
Banca Antonveneta S.p.A.	20,000	620,207
First Republic Bank/San Francisco, CA	450	16,655
Gold Banc Corp., Inc.	10,200	185,844
Hudson United Bancorp	2,500	104,200

		926,906

Consumer Finance (2.1%)
American Express Co.	5,000	257,300
MBNA Corp.	23,000	624,450

		881,750

Diversified Financial Services (0.1%)
Ameriprise Financial, Inc.*	1,000	41,000

Insurance (0.8%)
CNA Surety Corp.*	5,000	72,850
Jefferson-Pilot Corp.	5,000	284,650

		357,500

Real Estate (0.6%)
Criimi MAE, Inc. (REIT)*	12,000	237,600

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Thrifts & Mortgage Finance (0.5%)
Flushing Financial Corp.	2,500	$38,925
Independence Community Bank Corp.	2,000	79,460
New York Community Bancorp, Inc.	2,000	33,040
NewAlliance Bancshares, Inc.	2,750	39,985
Sovereign Bancorp, Inc.	1	22

		191,432

Total Financials		2,890,883

Health Care (12.6%)
Biotechnology (4.3%)
Abgenix, Inc.*	23,500	505,485
Chiron Corp.*	25,000	1,111,500
Serono S.A. (ADR)	10,000	198,600

		1,815,585

Health Care Equipment & Supplies (4.3%)
Animas Corp.*	11,000	265,650
ArthroCare Corp.*	200	8,428
Bio-Rad Laboratories, Inc., Class A*	200	13,088
Biosite, Inc.*	500	28,145
BioVeris Corp.*	300	1,371
Cholestech Corp.*	200	1,984
Conmed Corp.*	2,500	59,150
DJ Orthopedics, Inc.*	200	5,516
Encore Medical Corp.*	500	2,475
Exactech, Inc.*	2,500	28,600
Guidant Corp.	11,000	712,250
ICU Medical, Inc.*	1,000	39,210
Inamed Corp.*	3,500	306,880
Kensey Nash Corp.*	4,000	88,120
Lifecore Biomedical, Inc.*	4,000	64,920
Orthofix International N.V.*	600	23,934
Osteotech, Inc.*	2,000	9,940
Regeneration Technologies, Inc.*	4,000	28,600
Schick Technologies, Inc.*	1,000	32,959
Thermo Electron Corp.*	1,000	30,130
Thoratec Corp.*	1,500	31,035
Young Innovations, Inc.	300	10,224

		1,792,609

Health Care Providers & Services (4.0%)
Beverly Enterprises, Inc.*	32,500	379,275
IDX Systems Corp.*	14,000	614,880
IMS Health, Inc.	10,000	249,200
NWH, Inc.	2,500	32,975
Renal Care Group, Inc.*	8,000	378,480
UnitedHealth Group, Inc.	330	20,506

		1,675,316

Pharmaceuticals (0.0%)
Bristol-Myers Squibb Co.	500	11,490
Collagenex Pharmaceuticals, Inc.*	500	6,035

		17,525

Total Health Care		5,301,035

Industrials (2.7%)
Aerospace & Defense (0.8%)
Engineered Support Systems, Inc.	3,500	145,740
Fairchild Corp., Class A*	2,000	5,100
Herley Industries, Inc.*	3,000	49,530
Honeywell International, Inc.	1,000	37,250
Kaman Corp.	2,000	39,380
Sequa Corp., Class A*	1,000	69,050

		346,050

Building Products (0.2%)
Griffon Corp.*	3,000	71,430
Water Pik Technologies Inc.*	1,000	21,470

		92,900

Commercial Services & Supplies (0.2%)
GP Strategies Corp.*	1,500	12,240
Nashua Corp.*	5,000	35,100
Republic Services, Inc.	1,000	37,550

		84,890

Electrical Equipment (0.8%)
Cooper Industries Ltd., Class A	2,000	146,000
SL Industries, Inc.*	5,000	80,250
Thomas & Betts Corp.*	2,500	104,900

		331,150

Machinery (0.7%)
Ampco-Pittsburgh Corp.	500	7,255
Baldwin Technology Co.*	6,000	24,300
CIRCOR International, Inc.	1,000	25,660
Flowserve Corp.*	2,000	79,120
ITT Industries, Inc.	1,200	123,384
Watts Water Technologies, Inc., Class A	1,000	30,290

		290,009

Total Industrials		1,144,999

Information Technology (8.5%)
Communications Equipment (3.2%)
Belden CDT, Inc.	3,500	85,505
FalconStor Software, Inc.*	5,500	40,645
Scientific-Atlanta, Inc.	28,000	1,205,960

		1,332,110

Computers & Peripherals (0.0%)
Maxtor Corp.*	3,000	20,820

IT Services (2.0%)
Anteon International Corp.*	14,000	760,900
Computer Sciences Corp.*	1,500	75,960
iPayment, Inc.*	500	20,760

		857,620

Semiconductors & Semiconductor Equipment (0.1%)
Monolithic System Technology, Inc.*	5,000	27,500

Software (3.2%)
Amicas, Inc.*	1,000	4,960
Borland Software Corp.*	8,000	52,240
GSE Systems, Inc.*	424	526
Micromuse, Inc.*	1,000	9,890
Mobius Management Systems, Inc.*	2,000	13,440
Siebel Systems, Inc.	120,000	1,269,600

		1,350,656

Total Information Technology		3,588,706

Materials (2.2%)
Chemicals (0.5%)
Ferro Corp.	3,000	56,280
Hercules, Inc.*	7,000	79,100
MacDermid, Inc.	1,000	27,900
Sensient Technologies Corp.	3,000	53,700

		216,980

Containers & Packaging (0.3%)
Greif, Inc., Class A	1,500	99,420

Metals & Mining (1.4%)
Dofasco Inc.	1,000	55,626
Falconbridge Ltd.	3,000	88,890
Gold Fields Ltd. (ADR)	4,000	70,520
Placer Dome, Inc.	15,500	355,415
WHX Corp.*	2,000	20,300

		590,751

Total Materials		907,151

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Telecommunication Services (10.5%)
Diversified Telecommunication Services (5.0%)
MCI, Inc.	15,000	$295,950
New Skies Satellites Holdings Ltd.	19,300	420,161
PanAmSat Holding Corp.	12,500	306,250
Qwest Communications International, Inc.*	9,000	50,850
TDC A/S	15,000	895,476
Telindus Group N.V.*	6,500	129,574

		2,098,261

Wireless Telecommunication Services (5.5%)
Alamosa Holdings, Inc.*	70,000	1,302,700
Centennial Communications Corp.*	500	7,760
Nextel Partners, Inc., Class A*	9,500	265,430
O2 plc	90,000	305,539
Price Communications Corp.*	1,050	15,613
Sprint Nextel Corp.	2,500	58,400
Telesystem International Wireless, Inc.* †	2,000	—
U.S. Cellular Corp.*	7,000	345,800

		2,301,242

Total Telecommunication Services		4,399,503

Utilities (2.4%)
Electric Utilities (1.7%)
Cinergy Corp.	3,000	127,380
Duquesne Light Holdings, Inc.	2,500	40,800
Endesa S.A.	20,000	524,192
Unisource Energy Corp.	1,000	31,200

		723,572

Gas Utilities (0.1%)
Laclede Group, Inc.	300	8,763
SEMCO Energy, Inc.*	2,000	11,240
Southwest Gas Corp.	500	13,200

		33,203

Multi-Utilities & Unregulated Power (0.6%)
Public Service Enterprise Group, Inc.	4,000	259,880
Suez S.A.*	4,000	47

		259,927

Total Utilities		1,016,702

Total Common Stocks (67.4%) (Cost $28,027,947)		28,354,530

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (19.0%)
U.S. Treasury Bills
3.82%, 1/12/06 (p)	$5,000,000	4,993,634
3.57%, 2/16/06 (p)	3,000,000	2,986,064

		7,979,698

Time Deposit (10.0%)
JPMorgan Chase Nassau
3.68%, 1/3/06	4,206,253	4,206,253

Total Short-Term Investments (29.0%) (Cost/Amortized Cost $12,186,412)		12,185,951

Total Investments (96.4%) (Cost/Amortized Cost $40,214,359)		40,540,481
Other Assets Less Liabilities (3.6%)		1,499,531

Net Assets (100%)		$42,040,012

*	Non-income producing.

†	Securities (totaling $0 or 0.00% of net assets) valued at fair value.

(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$44,507,286
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$23,932,217

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,043,907
Aggregate gross unrealized depreciation	(730,085)

Net unrealized appreciation	$313,822

Federal income tax cost of investments	$40,226,659

For the year ended December 31, 2005, the Portfolio incurred approximately $30,936 as brokerage commissions with Gabelli & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (27.9%)
Auto Components (4.9%)
BorgWarner, Inc.	142,000	$8,609,460
Dana Corp.	400,000	2,872,000
Federal-Mogul Corp.*	60,000	21,600
Midas, Inc.*	220,000	4,039,200
Modine Manufacturing Co.	185,000	6,029,150
Proliance International, Inc.*	160,007	846,437
Raytech Corp.*	135,000	170,100
Spartan Motors, Inc.	130,000	1,337,700
Standard Motor Products, Inc.	249,400	2,301,962
Strattec Security Corp.*	19,000	767,980
Tenneco Automotive, Inc.*	105,000	2,059,050

		29,054,639

Automobiles (0.4%)
Fleetwood Enterprises, Inc.*	140,000	1,729,000
Monaco Coach Corp.	20,000	266,000
Thor Industries, Inc.	4,000	160,280

		2,155,280

Hotels, Restaurants & Leisure (6.4%)
Aztar Corp.*	210,000	6,381,900
Canterbury Park Holding Corp.	62,100	860,085
Churchill Downs, Inc.	144,000	5,289,120
Dover Downs Gaming & Entertainment, Inc.	71,000	1,004,650
Dover Motorsports, Inc.	240,000	1,466,400
Gaylord Entertainment Co.*	190,000	8,282,100
Kerzner International Ltd.*	34,000	2,337,500
La Quinta Corp.*	500,000	5,570,000
Magna Entertainment Corp., Class A*	180,000	1,285,200
Marcus Corp.	4,000	94,000
Pinnacle Entertainment, Inc.*	80,000	1,976,800
Six Flags, Inc.*	80,000	616,800
Steak n Shake Co.*	50,000	847,500
Triarc Cos., Inc., Class A	40,000	669,600
Triarc Cos., Inc., Class B	70,000	1,039,500

		37,721,155

Household Durables (2.5%)
Cavalier Homes, Inc.*	230,000	1,483,500
Cavco Industries, Inc.*	92,000	3,521,760
Champion Enterprises, Inc.*	258,000	3,513,960
Fedders Corp.	580,000	997,600
Lenox Group, Inc.*	79,400	1,051,256
National Presto Industries, Inc.	7,000	310,450
Palm Harbor Homes, Inc.*	25,000	470,000
Skyline Corp.	74,700	2,719,080
Southern Energy Homes, Inc.*	70,000	402,500

		14,470,106

Media (11.5%)
Acme Communications, Inc.*	54,000	191,700
Beasley Broadcasting Group, Inc., Class A	90,000	1,215,900
Belo Corp., Class A	105,000	2,248,050
Cablevision Systems New York Group, Class A*	233,400	5,477,898
Crown Media Holdings, Inc., Class A*	55,500	508,935
Cumulus Media, Inc., Class A*	8,005	99,342
Discovery Holding Co. Class A*	7,000	106,050
E.W. Scripps Co., Class A	40,000	1,920,800
Fisher Communications, Inc.*	88,100	3,649,983
Gemstar-TV Guide International, Inc.*	600,000	1,566,000
Gray Television, Inc.	270,000	2,651,400
Imax Corp.*	12,000	84,720
Interactive Data Corp.*	135,000	3,065,850
Interep National Radio Sales, Inc., Class A*	70,000	25,200
Journal Register Co.	70,000	1,046,500
Lakes Entertainment, Inc.*	116,000	771,400
Lee Enterprises, Inc.	50,000	1,845,500
Liberty Corp.	140,000	6,553,400
Liberty Global, Inc. Class A*	15,000	337,500
Liberty Global, Inc., Class C*	15,000	318,000
Liberty Media Corp., Class A*	50,000	393,500
Lin TV Corp., Class A*	210,000	2,339,400
McClatchy Co., Class A	100,000	5,910,000
MDC Partners, Inc., Class A*	10,000	64,000
Media General, Inc., Class A	149,000	7,554,300
Meredith Corp.	50,000	2,617,000
Nexstar Broadcasting Group, Inc., Class A*	62,000	310,620
Paxson Communications Corp.*	100,000	90,000
Penton Media, Inc.*	100,000	55,000
Primedia, Inc.*	400,000	644,000
Reader’s Digest Association, Inc.	14,100	214,602
Rogers Communications, Inc., Class B	167,000	7,057,420
Salem Communications Corp., Class A*	146,900	2,569,281
Sinclair Broadcast Group, Inc., Class A	200,000	1,840,000
Thomas Nelson, Inc.	55,000	1,355,750
Young Broadcasting, Inc., Class A*	199,700	519,220

		67,218,221

Specialty Retail (1.6%)
Big 5 Sporting Goods Corp.	20,000	437,800
Bowlin Travel Centers, Inc.*	70,000	107,100
Burlington Coat Factory Warehouse Corp.	75,000	3,015,750
CSK Auto Corp.*	50,000	754,000
Earl Scheib, Inc.*‡	280,000	1,050,000
Gander Mountain Co.*	4,000	23,680
Pep Boys Manny, Moe & Jack	240,000	3,573,600
United Auto Group, Inc.	20,000	764,000

		9,725,930

Textiles, Apparel & Luxury Goods (0.6%)
Hartmarx Corp.*	215,000	1,679,150
Levcor International, Inc.*	52,500	39,375
Movado Group, Inc.	50,000	915,000
Wolverine World Wide, Inc.	40,000	898,400

		3,531,925

Total Consumer Discretionary		163,877,256

Consumer Staples (6.1%)
Beverages (0.3%)
Boston Beer Co., Inc., Class A*	60,000	1,500,000

Food & Staples Retailing (1.0%)
Ingles Markets, Inc., Class A	145,000	2,269,250
Topps Co., Inc.	350,000	2,600,500
Weis Markets, Inc.	27,000	1,162,080

		6,031,830

Food Products (3.2%)
Corn Products International, Inc.	105,000	2,508,450
Del Monte Foods Co.*	80,000	834,400
Flowers Foods, Inc.	225,000	6,201,000
Griffin Land & Nurseries, Inc.*	127,000	3,145,790
Hain Celestial Group, Inc.*	25,000	529,000
J & J Snack Foods Corp.	2,000	118,820
John B. Sanfilippo & Son, Inc.*	1,000	12,930
Ralcorp Holdings, Inc.*	50,000	1,995,500

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Tootsie Roll Industries, Inc.	108,150	$3,128,779

		18,474,669

Household Products (1.5%)
Church & Dwight Co., Inc.	70,000	2,312,100
Energizer Holdings, Inc.*	20,000	995,800
Katy Industries, Inc.*	195,000	604,500
Oil-Dri Corp. of America	240,000	4,231,200
WD-40 Co.	20,000	525,200

		8,668,800

Personal Products (0.1%)
Elizabeth Arden, Inc.*	10,000	200,600
Revlon, Inc., Class A*	200,005	620,016

		820,616

Total Consumer Staples		35,495,915

Energy (1.2%)
Energy Equipment & Services (1.2%)
Covanta Holding Corp.*	235,000	3,539,100
Oceaneering International, Inc.*	5,000	248,900
RPC, Inc.	120,000	3,160,800
W-H Energy Services, Inc.*	5,000	165,400

		7,114,200

Total Energy		7,114,200

Financials (3.5%)
Capital Markets (1.1%)
SWS Group, Inc.	156,100	3,268,734
Waddell & Reed Financial, Inc.	150,000	3,145,500

		6,414,234

Commercial Banks (0.4%)
Sterling Bancorp/New York	126,000	2,485,980

Diversified Financial Services (0.1%)
BKF Capital Group, Inc.	25,000	473,750
Epoch Holding Corp.*	25,000	147,500
National Patent Development Corp.*	10,000	22,300

		643,550

Insurance (1.8%)
Argonaut Group, Inc.*	110,000	3,604,700
CNA Surety Corp.*	115,000	1,675,550
Midland Co.	135,000	4,865,400

		10,145,650

Real Estate (0.1%)
Gyrodyne Co. of America, Inc.*	1,200	52,200
Harbor Global Co., Ltd.	70,000	630,000

		682,200

Total Financials		20,371,614

Health Care (5.2%)
Biotechnology (0.1%)
Invitrogen Corp.*	12,000	799,680

Health Care Equipment & Supplies (4.0%)
Align Technology, Inc.*	120,000	776,400
Angiodynamics, Inc.*	80,000	2,042,400
Conmed Corp.*	100,000	2,366,000
Edwards Lifesciences Corp.*	75,000	3,120,750
Exactech, Inc.*	110,000	1,258,400
ICU Medical, Inc.*	25,000	980,250
Inamed Corp.*	25,000	2,192,000
Inverness Medical Innovations, Inc.*	12,000	284,520
Kensey Nash Corp.*	80,000	1,762,400
Matthews International Corp., Class A	10,000	364,100
Orthofix International N.V.*	10,000	398,900
Possis Medical, Inc.*	50,000	497,500
Regeneration Technologies, Inc.*.	88,000	629,200
Schick Technologies, Inc.*	20,000	659,180
Sybron Dental Specialties, Inc.*	85,000	3,383,850
Thermo Electron Corp.*	70,000	2,109,100
Thoratec Corp.*	10,000	206,900
Young Innovations, Inc.	4,000	136,320

		23,168,170

Health Care Providers & Services (0.8%)
Beverly Enterprises, Inc.*	200,000	2,334,000
Owens & Minor, Inc.	57,100	1,571,963
PSS World Medical, Inc.*	50,000	742,000

		4,647,963

Pharmaceuticals (0.3%)
Schiff Nutrition International, Inc.*	400,000	2,036,000
TL Administration Corp.* †	85,000	340

		2,036,340

Total Health Care		30,652,153

Industrials (28.9%)
Aerospace & Defense (6.7%)
AAR Corp.*	70,000	1,676,500
Aviall, Inc.*	75,000	2,160,000
Curtiss-Wright Corp.	27,000	1,474,200
EDO Corp.	12,000	324,720
Empresa Brasileira de Aeronautica S.A. (ADR)	4,000	156,400
Fairchild Corp., Class A*	415,000	1,058,250
GenCorp, Inc.*	200,000	3,550,000
Heico Corp.	15,000	388,200
Kaman Corp. (Non-Voting)	400,000	7,876,000
Moog, Inc., Class A*	42,000	1,191,960
Precision Castparts Corp.	200,000	10,362,000
Sequa Corp., Class A*	87,000	6,007,350
Sequa Corp., Class B*	43,000	2,988,500

		39,214,080

Air Freight & Logistics (0.5%)
Park-Ohio Holdings Corp.*	210,000	2,961,000

Building Products (0.3%)
Griffon Corp.*	40,000	952,400
Water Pik Technologies Inc.*	30,000	644,100

		1,596,500

Commercial Services & Supplies (4.1%)
Adesa, Inc.	150,000	3,663,000
Allied Waste Industries, Inc.*	180,000	1,573,200
Central Parking Corp.	66,500	912,380
Chemed Corp.	115,000	5,713,200
Concorde Career Colleges, Inc.*	54,000	799,200
GP Strategies Corp.*	40,000	326,400
Nashua Corp.*	103,000	723,060
Republic Services, Inc.	95,000	3,567,250
Rollins, Inc.	360,000	7,095,600

		24,373,290

Construction & Engineering (0.2%)
Xanser Corp.*	357,800	1,051,932

Electrical Equipment (5.2%)
A.O. Smith Corp.	12,000	421,200
A.O. Smith Corp., Class A	8,000	274,400
Acuity Brands, Inc.	50,000	1,590,000
Ametek, Inc.	145,000	6,168,300
Baldor Electric Co.	63,000	1,615,950
C&D Technologies, Inc.	13,000	99,060
Franklin Electric Co., Inc.	90,000	3,558,600
Lamson & Sessions Co.*	195,000	4,878,900
Roper Industries, Inc.	44,000	1,738,440
SL Industries, Inc.*	58,000	930,900

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Thomas & Betts Corp.*	220,000	$9,231,200

		30,506,950

Industrial Conglomerates (1.3%)
ACCO Brands Corp.*	70,000	1,715,000
Alleghany Corp.*	4,200	1,192,800
Standex International Corp.	56,500	1,568,440
Tredegar Corp.	239,000	3,080,710

		7,556,950

Machinery (9.3%)
Ampco-Pittsburgh Corp.	172,600	2,504,426
Badger Meter, Inc.	16,500	647,460
Baldwin Technology Co.*	305,000	1,235,250
CIRCOR International, Inc.	100,000	2,566,000
Clarcor, Inc.	390,000	11,586,900
CNH Global N.V.	105,000	1,946,700
Crane Co.	125,000	4,408,750
Donaldson Co., Inc.	40,000	1,272,000
Flowserve Corp.*	180,000	7,120,800
Gorman-Rupp Co.	40,925	904,852
Graco, Inc.	122,000	4,450,560
Idex Corp.	91,000	3,741,010
Navistar International Corp.*	50,000	1,431,000
Oshkosh Truck Corp.	12,000	535,080
Robbins & Myers, Inc.	140,000	2,849,000
Tennant Co.	50,000	2,600,000
Watts Water Technologies, Inc., Class A	165,000	4,997,850

		54,797,638

Trading Companies & Distributors (1.3%)
GATX Corp.	180,000	6,494,400
Hughes Supply, Inc.	2,000	71,700
Huttig Building Products, Inc.*	44,000	369,600
Industrial Distribution Group, Inc.*	70,000	565,600

		7,501,300

Total Industrials		169,559,640

Information Technology (3.2%)
Communications Equipment (0.8%)
Belden CDT, Inc.	75,000	1,832,250
Communications Systems, Inc.	80,000	982,400
FalconStor Software, Inc.*	90,000	665,100
Plantronics, Inc.	45,000	1,273,500

		4,753,250

Electronic Equipment & Instruments (1.7%)
CTS Corp.	230,000	2,543,800
Gerber Scientific, Inc.*	33,700	322,509
KEMET Corp.*	190,000	1,343,300
Methode Electronics, Inc.	75,000	747,750
Park Electrochemical Corp.	100,000	2,598,000
Paxar Corp.*	120,000	2,355,600

		9,910,959

IT Services (0.4%)
EdgewaterTechnology, Inc.*	310,000	1,829,000
Tyler Technologies, Inc.*	70,000	614,600

		2,443,600

Semiconductors & Semiconductor Equipment (0.1%)
California Micro Devices CP*	10,000	65,100
Monolithic System Technology, Inc.*	50,000	275,000

		340,100

Software (0.2%)
Amicas, Inc.*	130,000	644,800
Borland Software Corp.*	85,000	555,050
GSE Systems, Inc.*	11,323	14,040
OpenTV Corp., Class A*	13,000	29,120

		1,243,010

Total Information Technology		18,690,919

Materials (6.4%)
Chemicals (4.1%)
Arch Chemicals, Inc.	46,000	1,375,400
Chemtura Corp.	130,000	1,651,000
Core Molding Technologies, Inc.*	125,000	956,250
Cytec Industries, Inc.	5,000	238,150
Ferro Corp.	300,000	5,628,000
Hawkins, Inc.	10,000	139,900
Hercules, Inc.*	320,000	3,616,000
MacDermid, Inc.	70,000	1,953,000
Material Sciences Corp.*	191,600	2,701,560
NewMarket Corp.*	25,000	611,500
Omnova Solutions, Inc.*	260,000	1,248,000
Scotts Miracle-Gro Co., Class A	2,000	90,480
Sensient Technologies Corp.	194,000	3,472,600

		23,681,840

Containers & Packaging (1.6%)
Greif, Inc., Class A	90,000	5,965,200
Myers Industries, Inc.	240,000	3,499,200

		9,464,400

Metals & Mining (0.6%)
Barrick Gold Corp.	35,000	975,450
GrafTech International Ltd.*	200,000	1,244,000
Kinross Gold Corp.*	28,167	259,700
Novelis, Inc.	50,000	1,044,500

		3,523,650

Paper & Forest Products (0.1%)
Schweitzer-Mauduit International, Inc.	30,000	743,400

Total Materials		37,413,290

Telecommunication Services (3.0%)
Diversified Telecommunication Services (1.1%)
ALLTEL Corp.	33,000	2,082,300
ATX Communications, Inc.* †	30,000	342
Cincinnati Bell, Inc.*	500,000	1,755,000
Commonwealth Telephone Enterprises, Inc.	70,000	2,363,900
D&E Communications, Inc.	65,100	542,283

		6,743,825

Wireless Telecommunication Services (1.9%)
Centennial Communications Corp.*	35,000	543,200
Nextel Partners, Inc., Class A*	35,000	977,900
Price Communications Corp.*	168,000	2,498,160
Rural Cellular Corp., Class A*	55,000	803,550
U.S. Cellular Corp.*	65,000	3,211,000
Vimple-Communications OAO (ADR)*	67,000	2,963,410

		10,997,220

Total Telecommunication Services		17,741,045

Utilities (3.0%)
Electric Utilities (1.9%)
Allegheny Energy, Inc.*	30,000	949,500
CH Energy Group, Inc.	46,000	2,111,400
Duquesne Light Holdings, Inc.	127,000	2,072,640
El Paso Electric Co.*	140,000	2,945,600
Westar Energy, Inc.	150,000	3,225,000

		11,304,140

Gas Utilities (0.4%)
AGL Resources, Inc.	6,000	208,860
SEMCO Energy, Inc.*	110,000	618,200
Southwest Gas Corp.	50,000	1,320,000

		2,147,060

Multi-Utilities & Unregulated Power (0.6%)
AES Corp.*	25,000	395,750

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Aquila, Inc.*	500,000	$1,800,000
Oneok, Inc.	60,000	1,597,800

		3,793,550

Water Utilities (0.1%)
SJW Corp.	10,000	455,000

Total Utilities		17,699,750

Total Common Stocks (88.4%) (Cost $380,735,174)		518,615,782

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Securities (11.9%)
U.S. Treasury Bills
3.82%, 1/12/06 (o)(p)	$25,000,000	24,968,172
3.57%, 2/16/06 (o)(p)	45,200,000	44,990,035

		69,958,207

Time Deposit (0.5%)
JPMorgan Chase Nassau
3.68%, 1/3/06	2,828,992	2,828,992

Total Short-Term Investments (12.4%) (Cost/Amortized Cost $72,786,820)		$72,787,199

Total Investments (100.8%) (Cost/Amortized Cost $453,521,995)		591,402,981
Other Assets Less Liabilities (-0.8%)		(4,448,555)

Net Assets (100%)		$586,954,426

*	Non-income producing.

†	Securities (totaling $682 or 0.00% of net assets) valued at fair value.

‡	Affiliated company as defined under the Investment Company Act of 1940.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2005, were as follows:

Securities	Market Value December 31, 2004	Purchases at Cost	Sales at Cost	Market Value December 31, 2005	Dividend Income	Realized Gain
Earl Scheib, Inc.	$790,000	$98,506	$—	$1,050,000	$—	$—

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$160,044,218
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$101,478,510

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$163,059,978
Aggregate gross unrealized depreciation	(29,338,514)

Net unrealized appreciation	$133,721,464

Federal income tax cost of investments	$457,681,517

For the year ended December 31, 2005, the Portfolio incurred approximately $285,686 as brokerage commissions with Gabelli & Co.,Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Financials (3.6%)
Diversified Financial Services (3.6%)
Private Export Funding Corp.
5.750%, 1/15/08	$1,000,000	$1,019,872
3.400%, 2/15/08	3,000,000	2,921,145

Total Financials		3,941,017

Government Securities (92.0%)
Agency CMO (2.3%)
Federal National Mortgage Association
4.519%, 3/25/33 (l)	333,546	333,612
4.907%, 6/1/35 (l)	2,119,393	2,107,776

		2,441,388

U.S. Government Agencies (62.1%)
Federal Home Loan Bank
5.750%, 5/15/12	5,450,000	5,738,806
4.500%, 9/16/13	2,100,000	2,059,315
Federal Home Loan Bank System
4.250%, 4/16/07	3,925,000	3,899,872
Federal Home Loan Mortgage Corp.
4.250%, 7/15/09	4,000,000	3,937,060
5.500%, 9/15/11	6,500,000	6,727,877
5.000%, 7/15/14	4,000,000	4,053,896
5.500%, 2/1/32	2,114,117	2,101,071
4.007%, 6/1/34 (l)	3,460,028	3,369,664
4.194%, 10/1/34 (l)	4,119,827	4,008,851
Federal National Mortgage Association
4.540%, 5/1/33 (l)	2,299,860	2,259,376
4.487%, 5/1/34 (l)	2,462,167	2,437,596
3.696%, 6/1/34 (l)	2,663,422	2,628,753
4.797%, 10/1/34 (l)	1,615,618	1,608,157
4.224%, 12/1/34 (l)	3,662,585	3,628,631
Government National Mortgage Association
7.500%, 10/15/24	4,788	5,035
7.000%, 9/20/28	90,101	93,953
6.000%, 12/15/31	2,297,806	2,353,098
Overseas Private Investment Corp.
5.140%, 8/15/06	2,083,696	2,035,584
7.050%, 11/15/13	1,714,286	1,850,366
Small Business Administration
5.886%, 9/1/11	735,788	755,091
5.136%, 8/10/13	4,151,590	4,171,822
4.754%, 8/10/14	1,891,301	1,858,626
Tennessee Valley Authority
5.375%, 11/13/08	2,000,000	2,035,718
6.000%, 3/15/13	1,000,000	1,073,013
4.750%, 8/1/13	2,000,000	2,001,696

		66,692,927

U.S. Treasuries (27.6%)
U.S. Treasury Notes
3.125%, 1/31/07	4,050,000	3,993,365
4.375%, 5/15/07	11,425,000	11,415,631
3.125%, 9/15/08	8,100,000	7,841,497
5.000%, 2/15/11	800,000	823,969
3.875%, 2/15/13	1,075,000	1,041,952
4.250%, 8/15/14	3,500,000	3,461,717
4.250%, 8/15/15	1,000,000	987,070

		29,565,201

Total Government Securities		98,699,516

Industrials (2.4%)
Machinery (2.4%)
Petrodrill Four Ltd.
4.240%, 1/15/16	2,625,015	2,553,142

Total Industrials		2,553,142

Total Long-Term Debt Securities (98.0%) (Cost $106,502,011)		105,193,675

SHORT-TERM INVESTMENT:
Time Deposit (1.2%)
JPMorgan Chase Nassau
3.68%, 1/3/06
(Amortized Cost $1,221,730)	1,221,730	1,221,730

Total Investments (99.2%) (Cost/Amortized Cost $107,723,741)		106,415,405
Other Assets Less Liabilities (0.8%)		897,671

Net Assets (100%)		$107,313,076

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

CMO — Collateralized Mortgage Obligation

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$40,494,555
U.S. Government securities	49,483,333

$89,977,888

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$50,851,982
U.S. Government securities	31,816,191

$82,668,173

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$392,037
Aggregate gross unrealized depreciation	(1,700,373)

Net unrealized depreciation	$(1,308,336)

Federal income tax cost of investments	$107,723,741

The Portfolio has a capital loss carryforward of $132,330 which expires in 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (15.1%)
Asset-Backed Securities (10.9%)
Chase Issuance Trust, Series 05-A4 A4
4.230%, 1/15/13	$1,000,000	$976,764
Citibank Credit Card Issuance Trust, Series 05-B1 B1
4.400%, 9/15/10	1,000,000	985,203
COMED Transitional Funding Trust, Series 98-1 A7
5.740%, 12/25/10	1,000,000	1,019,456
SLM Student Loan Trust, Series 97-3 A2
4.639%, 10/25/10 (l)	175,665	177,162
MBNA Credit Card Master Note Trust, Series 05-A7 A7
4.300%, 2/15/11	1,000,000	987,818
PECO Energy Transition Trust, Series 99-A A7
6.130%, 3/1/09	1,000,000	1,024,818

		5,171,221

Collateralized Mortgage Obligations (4.2%)
Banc of America Commercial Mortgage, Inc., Series 05-4 A2
4.764%, 7/10/45	500,000	493,224
Bear Stearns Commercial Mortgage Securities, Series 05-PW10
5.405%, 12/11/40 (l)	500,000	508,954
CS First Boston Mortgage Securities Corp., Series 05-C2 A3
4.691%, 4/15/37	500,000	488,267
Wachovia Bank Commercial Mortgage Trust, Series 05-C22 A4
5.105%, 12/15/44 (l)	500,000	505,340

		1,995,785

Total Asset-Backed and Mortgage-Backed Securities		7,167,006

Consumer Discretionary (3.2%)
Media (1.0%)
COX Communications, Inc.
7.125%, 10/1/12	450,000	482,164

Multiline Retail (2.2%)
Target Corp.
5.375%, 6/15/09	1,000,000	1,014,726

Total Consumer Discretionary		1,496,890

Consumer Staples (2.1%)
Beverages (2.1%)
Diageo Capital plc
3.500%, 11/19/07	1,000,000	973,986

Total Consumer Staples		973,986

Energy (2.1%)
Oil & Gas (2.1%)
Anadarko Petroleum Corp.
3.250%, 5/1/08	450,000	433,359
Enterprise Products Operating LP
7.500%, 2/1/11	530,000	576,600

Total Energy		1,009,959

Financials (19.7%)
Capital Markets (4.1%)
Morgan Stanley
4.250%, 5/15/10	1,000,000	966,623
National Rural Utilities Cooperative Finance Corp.
3.875%, 2/15/08	1,000,000	978,464

		1,945,087

Commercial Banks (6.1%)
Bank of America Corp.
4.375%, 12/1/10	1,000,000	975,611
Chase Capital VI
4.875%, 8/1/28 (l)	1,000,000	960,343
Wells Fargo & Co.
3.120%, 8/15/08	1,000,000	958,471

		2,894,425

Consumer Finance (2.2%)
HSBC Finance Corp.
5.750%, 1/30/07	1,000,000	1,008,245

Diversified Financial Services (5.2%)
Citigroup, Inc.
6.000%, 2/21/12	1,000,000	1,049,543
Deluxe Corp.
3.500%, 10/1/07	450,000	429,273
General Electric Capital Corp.
4.625%, 9/15/09	1,000,000	989,982

		2,468,798

Thrifts & Mortgage Finance (2.1%)
Countrywide Home Loans, Inc.
5.500%, 2/1/07	1,000,000	1,004,857

Total Financials		9,321,412

Government Securities (39.3%)
Foreign Governments (4.4%)
Province of Ontario
5.125%, 7/17/12	1,000,000	1,021,059
Republic of Italy
5.625%, 6/15/12	1,000,000	1,051,681

		2,072,740

U.S. Government Agencies (23.1%)
Federal Home Loan Bank
5.250%, 6/18/14	1,200,000	1,236,760
Federal Home Loan Mortgage Corp.
3.375%, 4/15/09	500,000	479,632
4.250%, 7/15/09	500,000	492,133
4.777%, 5/1/35 (l)	1,322,665	1,310,308
Federal National Mortgage Association
3.500%, 1/28/08	1,000,000	975,834
3.250%, 2/15/09	500,000	478,906
6.000%, 5/15/11	1,000,000	1,057,637
5.000%, 4/15/15	1,700,000	1,725,641
4.646%, 5/1/35 (l)	900,185	889,011
4.907%, 6/1/35 (l)	963,360	958,079
5.206%, 7/1/35 (l)	1,349,889	1,350,372

		10,954,313

U.S. Treasuries (11.8%)
U.S. Treasury Notes
3.375%, 12/15/08	490,000	476,506
6.500%, 2/15/10	1,550,000	1,672,002
3.625%, 5/15/13	3,600,000	3,433,640

		5,582,148

Total Government Securities		18,609,201

EQ ADVISORS TRUST

EQ/INTERMEDIATE TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Health Care (1.7%)
Health Care Providers & Services (1.7%)
Unitedhealth Group, Inc.
5.200%, 1/17/07	$825,000	$824,474

Total Health Care		824,474

Information Technology (3.7%)
Communications Equipment (1.7%)
Harris Corp.
5.000%, 10/1/15	350,000	338,183
Motorola, Inc.
4.608%, 11/16/07	460,000	457,126

		795,309

IT Services (2.0%)
First Data Corp.
3.375%, 8/1/08	1,000,000	956,309

Total Information Technology		1,751,618

Materials (4.6%)
Chemicals (3.6%)
Potash Corp. of Saskatchewan, Inc.
7.125%, 6/15/07	1,000,000	1,028,375
Valspar Corp.
5.100%, 8/1/15 (b)	685,000	659,850

		1,688,225

Paper & Forest Products (1.0%)
MeadWestvaco Corp.
6.850%, 4/1/12	450,000	478,606

Total Materials		2,166,831

Telecommunication Services (4.7%)
Diversified Telecommunication Services (1.2%)
Deutsche Telekom International Finance BV
3.875%, 7/22/08	560,000	546,961

Wireless Telecommunication Services (3.5%)
Cingular Wireless LLC
5.625%, 12/15/06	1,000,000	1,007,221
Verizon Global Funding Corp.
7.250%, 12/1/10	600,000	651,077

		1,658,298

Total Telecommunication Services		2,205,259

Utilities (3.4%)
Electric Utilities (2.2%)
Peco Energy Co.
5.950%, 11/1/11	1,000,000	1,047,600

Multi-Utilities & Unregulated Power (1.2%)
Sempra Energy
4.621%, 5/17/07	580,000	575,890

Total Utilities		1,623,490

Total Long-Term Debt Securities (99.6%) (Cost $47,566,915)		47,150,126

SHORT-TERM INVESTMENT:
Time Deposit (1.3%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $624,369)	624,369	624,369

Total Investments (100.9%) (Cost/Amortized Cost $48,191,284)		47,774,495
Other Assets Less Liabilities (-0.9%)		(438,665)

Net Assets (100%)		$47,335,830

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ABS — Asset-Backed Security

CMO — Collateralized Mortgage Obligation

EQ ADVISORS TRUST

EQ/INTERMEDIATE TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$20,783,169
U.S. Government securities	5,953,719

$26,736,888

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$21,126,801
U.S. Government securities	17,821,812

$38,948,613

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$225,118
Aggregate gross unrealized depreciation	(725,577)

Net unrealized depreciation	$(500,459)

Federal income tax cost of investments	$48,274,954

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (2.1%)
BHP Billiton Ltd.	66,870	$1,115,944
St. George Bank Ltd.	18,990	413,167

		1,529,111

Austria (1.8%)
Erste Bank der Oesterreichischen Sparkassen AG	13,850	768,645
Raiffeisen International Bank Holding AG*	3,300	216,229
Wienerberger AG	8,600	342,872

		1,327,746

Bermuda (0.5%)
ACE Ltd.	7,310	390,646

Brazil (1.3%)
Cia Vale do Rio Doce (ADR)	23,690	974,607

Canada (3.0%)
Aber Diamond Corp.	16,970	624,236
Canadian Natural Resources Ltd.	6,870	338,927
EnCana Corp.	11,780	530,032
Talisman Energy, Inc.	13,710	722,969

		2,216,164

China (0.6%)
China Construction Bank*	1,257,000	437,722

Colombia (0.3%)
BanColombia S.A. (ADR)	8,130	234,388

France (11.9%)
Air Liquide	4,870	933,466
Groupe Danone	6,420	668,292
L’Oreal S.A.	8,070	597,791
LVMH Moet Hennessy Louis Vuitton S.A.	10,680	945,449
PagesJaunes Groupe S.A.	31,040	805,125
Pernod-Ricard S.A.	4,150	721,542
Sanofi-Aventis	14,020	1,223,759
Schneider Electric S.A.	8,510	756,361
Suez S.A.	24,124	748,379
Total S.A.	5,160	1,291,551

		8,691,715

Greece (0.6%)
Coca Cola Hellenic Bottling Co. S.A.	15,900	466,620

Hong Kong (1.5%)
CNOOC Ltd.	988,000	668,984
Esprit Holdings Ltd.	62,500	444,151

		1,113,135

Hungary (1.0%)
OTP Bank Rt (GDR)	10,550	692,080

India (2.2%)
Infosys Technologies Ltd. (ADR)	9,950	804,557
Reliance Industries Ltd. (GDR) (b)	20,460	804,283

		1,608,840

Indonesia (0.9%)
PT Bank Rakyat Indonesia	2,180,500	670,326

Ireland (1.7%)
Anglo Irish Bank Corp. plc	52,310	791,023
Depfa Bank plc	30,270	447,383

		1,238,406

Israel (1.1%)
Teva Pharmaceutical Industries Ltd. (ADR)	17,710	761,707

Italy (1.9%)
Fastweb *	10,990	500,382
UniCredito Italiano S.p.A.	129,580	889,564

		1,389,946

Japan (14.7%)
Aeon Credit Service Co., Ltd.	15,100	1,427,739
Aiful Corp.	11,250	938,850
Asahi Glass Co., Ltd.	37,000	477,430
Canon, Inc.	13,500	789,206
Jafco Co. Ltd.	7,100	633,424
Kaneka Corp.	44,000	531,221
Keyence Corp.	1,700	483,225
Murata Manufacturing Co., Ltd.	6,000	384,309
Nippon Electric Glass Co., Ltd.	29,000	632,678
Nippon Television Network Corp.	2,480	380,940
Nishimatsuya Chain Co. Ltd.	10,800	496,857
Nitto Denko Corp.	9,700	755,257
Ricoh Co., Ltd.	49,000	857,282
Shinsei Bank Ltd.	62,000	358,248
Takefuji Corp.	5,330	361,716
Toyota Motor Corp.	17,400	902,211
Ushio, Inc.	15,400	359,459

		10,770,052

Mexico (3.9%)
America Movil S.A. de C.V. (ADR)	12,530	366,628
Cemex S.A. de C.V. (ADR)	14,730	873,931
Grupo Aeroportuario del Sureste S.A. de C.V. (ADR)	8,550	276,507
Grupo Televisa S.A. (ADR)	16,550	1,332,275

		2,849,341

Netherlands (1.9%)
Koninklijke Philips Electronics N.V.	31,500	975,340
Van Lanschot N.V. (CVA)	5,600	428,696

		1,404,036

Norway (2.0%)
Kongsberg Automotive ASA*	45,090	320,965
Norsk Hydro ASA	5,460	558,801
Telenor ASA	62,450	611,012

		1,490,778

Russia (0.5%)
Mobile Telesystems OJSC (ADR)	10,180	356,300

South Africa (0.7%)
MTN Group Ltd.	50,180	491,713

South Korea (4.4%)
Amorepacific Corp.*	1,840	575,199
Samsung Electronics Co., Ltd.	4,080	2,659,861

		3,235,060

Spain (1.6%)
Iberdrola S.A.	21,970	598,371
Inditex S.A.	16,590	539,118

		1,137,489

Sweden (1.7%)
Autoliv, Inc. (SDR)	13,110	591,372
Sandvik AB	14,530	675,508

		1,266,880

Switzerland (9.3%)
Geberit AG	600	473,463
Julius Baer Holding AG	8,935	631,168

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Nestle S.A. (Registered)	5,166	$1,540,451
Roche Holding AG	11,690	1,750,019
Straumann Holding AG	1,950	450,529
Synthes, Inc.	5,000	559,961
UBS AG (Registered)	14,548	1,380,898

		6,786,489

Taiwan (1.0%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	72,600	719,466

Turkey (0.9%)
Turkcell Iletisim Hizmet A.S. (ADR)	40,000	614,400

United Kingdom (22.9%)
AstraZeneca plc (London Exchange)	29,110	1,413,781
BP plc	81,530	866,393
Burberry Group plc	49,950	368,518
Close Brothers Group plc	31,140	485,146
CSR PLC*	45,510	731,290
GlaxoSmithKline plc	75,980	1,916,144
Hilton Group plc	99,460	620,669
Hiscox plc	13,490	53,497
HSBC Holdings plc	89,270	1,429,862
Next plc	17,960	473,284
Reckitt Benckiser plc	42,690	1,407,131
Schroders plc	22,800	371,848
Smith & Nephew plc	69,060	634,882
Standard Chartered plc	36,010	800,571
Tesco plc	178,797	1,017,539
Vodafone Group plc	900,260	1,939,629
William Hill plc	54,280	499,007
WPP Group plc	76,630	827,478
Yell Group plc	91,280	840,722

		16,697,391

Total Common Stocks (97.9%) (Cost $65,082,636)		71,562,554

	Principal Amount
SHORT-TERM INVESTMENT:
Government Security (3.6%)
Federal Home Loan Bank
3.57%, 1/3/06 (o)(p) (Cost $2,617,415)	$2,618,000	2,617,222

Total Investments (101.5%) (Cost $67,700,051)		74,179,776
Other Assets Less Liabilities (-1.5%)		(1,099,631)

Net Assets (100.0%)		$73,080,145

*	Non-income producing.

(b)	Illiquid security.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

CVA — Dutch Certification

GDR — Global Depositary Receipt

SDR — Swedish Depository Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$83,514,491
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$72,299,914

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,135,335
Aggregate gross unrealized depreciation	(663,109)

Net unrealized appreciation	$6,472,226

Federal income tax cost of investments	$67,707,550

For the year ended December 31, 2005, the Portfolio incurred approximately $2,635 as brokerage commissions with State Street Bank & Trust Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $16,953,699 of which $2,852,902 expires in the year 2008, $7,782,514 expires in the year 2009 and $6,318,283 expires in the year 2010.

The Portfolio utilized $7,126,906 in capital loss carryforward during 2005.

Included in the capital loss carryforward above are $242,020 of losses acquired from Enterprise Accumulation Trust Worldwide Growth Portfolio and Enterprise Accumulation Trust Emerging Countries Portfolio as a result of a tax-free reorganization that occurred during the year ended 2003. Certain capital loss carryforward may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.4%)
Automobiles (1.8%)
Harley-Davidson, Inc. ^	124,260	$6,398,148

Hotels, Restaurants & Leisure (2.3%)
Starbucks Corp. *	271,510	8,148,015

Internet & Catalog Retail (3.3%)
Expedia, Inc. *^	224,657	5,382,782
IAC/InterActiveCorp *^	224,963	6,368,702

		11,751,484

Media (0.7%)
XM Satellite Radio Holdings, Inc., Class A *^	96,200	2,624,336

Specialty Retail (6.8%)
Home Depot, Inc.	448,420	18,152,041
Staples, Inc.	269,932	6,130,156

		24,282,197

Textiles, Apparel & Luxury Goods (2.5%)
NIKE, Inc., Class B	105,890	9,190,193

Total Consumer Discretionary		62,394,373

Consumer Staples (6.0%)
Beverages (3.4%)
PepsiCo, Inc.	203,910	12,047,003

Household Products (2.6%)
Procter & Gamble Co.	163,095	9,439,939

Total Consumer Staples		21,486,942

Energy (6.5%)
Energy Equipment & Services (1.3%)
Halliburton Co.	73,945	4,581,632

Oil & Gas (5.2%)
Exxon Mobil Corp.	140,655	7,900,592
Occidental Petroleum Corp.	135,625	10,833,725

		18,734,317

Total Energy		23,315,949

Financials (7.6%)
Capital Markets (1.2%)
Morgan Stanley	78,370	4,446,714

Consumer Finance (3.9%)
American Express Co.	269,355	13,861,008

Thrifts & Mortgage Finance (2.5%)
Fannie Mae	179,920	8,781,895

Total Financials		27,089,617

Health Care (20.5%)
Biotechnology (4.1%)
Amgen, Inc. *	115,835	9,134,748
Genentech, Inc. *	60,435	5,590,238

		14,724,986

Health Care Equipment & Supplies (6.2%)
Biomet, Inc. ^	124,485	4,552,416
Medtronic, Inc.	304,540	17,532,368

		22,084,784

Health Care Providers & Services (6.2%)
Caremark Rx, Inc. *	119,220	6,174,404
UnitedHealth Group, Inc.	260,150	16,165,721

		22,340,125

Pharmaceuticals (4.0%)
Eli Lilly & Co.	69,650	3,941,493
Sanofi-Aventis (ADR)	234,500	10,294,550

		14,236,043

Total Health Care		73,385,938

Industrials (8.6%)
Air Freight & Logistics (1.4%)
FedEx Corp.	47,345	4,894,999

Commercial Services & Supplies (1.2%)
Apollo Group, Inc., Class A *	74,060	4,477,668

Industrial Conglomerates (6.0%)
General Electric Co.	609,400	21,359,470

Total Industrials		30,732,137

Information Technology (26.9%)
Communications Equipment (10.0%)
Cisco Systems, Inc. *	308,125	5,275,100
Motorola, Inc.	445,440	10,062,490
QUALCOMM, Inc.	160,840	6,928,987
Research In Motion Ltd. *^	208,835	13,785,198

		36,051,775

Computers & Peripherals (1.3%)
Dell, Inc. *	149,995	4,498,350

Internet Software & Services (4.5%)
Yahoo!, Inc. *	410,880	16,098,279

Semiconductors & Semiconductor Equipment (6.9%)
Advanced Micro Devices, Inc. *	248,530	7,605,018
Samsung Electronics Co., Ltd. (GDR) ^§	30,445	9,923,953
Texas Instruments, Inc.	230,950	7,406,566

		24,935,537

Software (4.2%)
Microsoft Corp.	393,850	10,299,178
SAP AG (ADR)	103,460	4,662,942

		14,962,120

Total Information Technology		96,546,061

Materials (2.1%)
Metals & Mining (2.1%)
Rio Tinto plc (ADR)	42,165	7,707,340

Total Materials		7,707,340

Telecommunication Services (1.5%)
Wireless Telecommunication Services (1.5%)
China Mobile (Hong Kong) Ltd. (ADR) ^	223,710	5,377,988

Total Telecommunication Services		5,377,988

Total Common Stocks (97.1%) (Cost $293,165,289)		348,036,345

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (11.3%)
Nomura Securities
4.29%, 1/3/06	$39,409,517	39,409,517
Swedbank NY
4.38%, 7/14/06 (l)	999,692	999,692

Total Short-Term Investments of Cash Collateral for Securities Loaned		40,409,209

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Principal Amount	Value (Note 1)
Time Deposit (2.9%)
JPMorgan Chase Nassau
3.68%, 1/3/06	$10,540,315	$10,540,315

Total Short-Term Investments (14.2%) (Amortized Cost $50,949,524)		50,949,524

Total Investments (111.3%) (Cost/Amortized Cost $344,114,813)		398,985,869
Other Assets Less Liabilities (-11.3%)		(40,382,970)

Net Assets (100%)		$358,602,899

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $9,923,953 or 2.77% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(l)	Floating Rate Security — Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$171,560,726
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$138,985,566

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,076,277
Aggregate gross unrealized depreciation	(3,168,977)

Net unrealized appreciation	$53,907,300

Federal income tax cost of investments	$345,078,569

At December 31, 2005, the Portfolio had loaned securities with a total value of $39,466,388. This was secured by collateral of $40,409,209 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $628 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $36,296,662 of which $18,005,293 expires in the year 2010 and $18,291,369 expires in the year 2011.

The Portfolio utilized $20,426,209 in capital loss carryforward during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (40.5%)
Asset-Backed Securities (16.6%)
American Express Credit Account Master Trust,
Series 02-1 A
4.479%, 9/15/09^ (l)	$3,335,000	$3,338,864
Series 04-C C
4.869%, 2/15/12 (l) §	3,844,848	3,852,734
AmeriCredit Automobile Receivables Trust,
Series 03-DM A3B
4.540%, 12/6/07 (l)	946,623	946,723
Series 03-DM A4
2.840%, 8/6/10	2,395,000	2,353,751
Series 04-BM A4
2.670%, 3/7/11	3,555,000	3,453,023
Series 04-DF A3
2.980%, 7/6/09	1,385,000	1,360,635
Asset Backed Funding Certificate,
Series 2005-OPT1 M2
4.929%, 7/25/35 (l)	1,000,000	999,988
Series 05-HE1 M2
4.819%, 2/25/35 (l)	1,625,000	1,627,838
Series 05-HE1 M3
4.869%, 2/25/35 (l)	1,625,000	1,630,542
Series 05-WF1 A2B
4.559%, 1/25/35 (l)	2,000,000	2,000,719
Series WMC1 A2C
4.659%, 6/25/35 (l)	3,000,000	3,000,816
Bear Stearns Asset Backed Securities, Inc.,
Series 05-HE3 M1
4.809%, 3/25/35 (l)	2,125,000	2,124,977
Capital Auto Receivables Asset Trust,
Series 03-2 A3B
4.409%, 2/15/07 (l)	264,538	264,547
Capital One Auto Finance Trust,
Series 03-B A4
3.180%, 9/15/10	1,400,000	1,374,853
Series 04-A A4
4.469%, 3/15/11 (l)	3,000,000	3,001,323
Series 04-B A3
2.960%, 4/15/09	4,500,000	4,449,546
Series 05-D A3
4.810%, 3/15/10	10,000,000	9,993,361
Capital One Multi-Asset Execution Trust,
Series 03-A
5.619%, 12/15/10 (l) §	10,240,000	10,479,906
Series 03-A4 A4
3.650%, 7/15/11	1,590,000	1,543,647
Carss Finance LP,
Series 04- B1
4.649%, 1/15/11 (l) §	533,413	533,462
Series 04- B2
5.319%, 1/15/11 (l) §	886,596	887,222
Centex Home Equity,
Series 05-B AV3
4.549%, 3/25/35 (l)	3,500,000	3,501,101
Citibank Credit Card Issuance Trust,
Series 03-C2 C2
5.500%, 3/20/08 (l)	5,000,000	5,006,814
Citigroup Mortgage Loan Trust, Inc.,
Series 03-HE3 A
4.759%, 12/25/33 (l)	2,177,718	2,183,184
Series 05-OPT1 A1B
4.589%, 2/25/35 (l)	4,750,000	4,754,199
CNH Equipment Trust,
Series 04-A A3A
4.439%, 10/15/08 (l)	2,000,000	2,000,734
Series 05-B A3
4.270%, 1/15/10	3,110,000	3,077,221
COMED Transitional Funding Trust,
Series 98-1 A6
5.630%, 6/25/09	1,587,284	1,597,461
Countrywide Asset-Backed Certificates,
Series 03-5 MF1
5.413%, 1/25/34	2,170,000	2,157,068
Series 04-1 3A
4.659%, 4/25/34 (l)	403,716	404,078
Series 04-1 M1
4.879%, 3/25/34 (l)	1,570,000	1,577,153
Series 04-1 M2
4.929%, 3/25/34 (l)	1,190,000	1,193,688
Series 04-BC1 A1
4.609%, 4/25/34 (l)	1,535,074	1,535,064
Countrywide Home Equity Loan Trust,
Series 04-I A
4.659%, 2/15/34	4,484,081	4,496,770
Series 04-K 2A
4.669%, 2/15/34 (l)	1,815,902	1,819,354
Series 05-B 2A
4.549%, 5/15/35 (l)	2,113,066	2,113,181
DaimlerChrysler Master Owner Trust,
Series 03-A A
4.419%, 2/15/08 (l)	5,000,000	5,000,372
First Franklin Mortgage Loan Asset Backed Certificates,
Series 05-FF2 M2
4.819%, 3/25/35 (l)	400,000	399,692
Series 05-FF5 M1
4.829%, 4/25/34 (l)	1,500,000	1,503,710
Series FFML 05-FF 12 B1
6.029%, 12/25/36	750,000	750,000
Ford Credit Auto Owner Trust,
Series 03-B A4
2.410%, 8/15/07	11,750,000	11,616,536
Ford Credit Floorplan Master Owner Trust,
Series 05-1 A
4.519%, 5/17/10 (l)	5,000,000	4,999,366
GE Corporate Aircraft Financing LLC,
Series 04-1A A1
4.469%, 8/25/11 (l) §	1,196,172	1,196,256
GE Equipment Small Ticket LLC,
Series 05-1A A3
4.380%, 7/22/09 §	2,500,000	2,480,192
GMAC Mortgage Corp. Loan Trust,
Series 04-HE1 A2
4.479%, 6/25/34 (l)	1,500,000	1,500,173
Gracechurch Card Funding plc,
Series 7A
4.389%, 11/16/09 (l)	4,600,000	4,601,440
GSAMP Trust,
Series 04-OPT A1
4.719%, 11/25/34 (l)	1,781,476	1,785,851
Series 05-WMC2 A2A
4.489%, 11/25/35 (l)	8,237,159	8,237,110
Series 05-WMC2 M1
4.809%, 11/25/35 (l)	2,000,000	1,999,976
Home Equity Asset Trust,
Series 05-8 M2
4.819%, 3/25/36 (l)	750,000	749,992
Series 05-8 M2
4.829%, 2/25/36 (l)	3,325,000	3,326,260
Series 05-9 M1
4.789%, 4/25/36 (l)	1,250,000	1,249,986
Series 06-1 M2
4.845%, 4/25/36 (l)	1,500,000	1,500,000

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Household Mortgage Loan Trust,
Series 04-HC1 A
4.720%, 1/20/34 (l)	$1,278,850	$1,280,928
Long Beach Mortgage Loan Trust,
Series 03-3 A
4.699%, 7/25/33 (l)	265,197	265,268
Series 03-4 AV3
4.719%, 8/25/33 (l)	28,364	28,371
Series 03-4 M1
5.059%, 8/25/33 (l)	5,500,000	5,522,402
Series 04-1 A3
4.679%, 2/25/34 (l)	1,646,693	1,648,033
Series 04-1 M1
4.879%, 2/25/34 (l)	2,200,000	2,207,425
Series 04-1 M2
4.929%, 2/25/34 (l)	1,475,000	1,478,888
Series 04-3 A3
4.639%, 7/25/34 (l)	1,112,699	1,113,059
Series 04-3 M1
4.949%, 7/25/34 (l)	1,750,000	1,758,807
Series 04-4 2A1
4.739%, 10/25/34 (l)	853,948	855,758
Master Asset Backed Securities Trust,
Series 05-OPT1 M2
4.799%, 3/25/35 (l)	1,823,000	1,816,757
MASTR Asset Backed Securities Trust,
Series 05-NC1 A4
4.609%, 12/25/34 (l)	3,000,000	3,002,210
MBNA Credit Card Master Note Trust,
Series 01-C2 C2
5.519%, 12/15/10 (l) §	3,725,000	3,804,885
Metris Master Trust,
Series 04-1 A
4.650%, 4/20/11 (l)	3,100,000	3,106,914
New Century Home Equity Loan Trust,
Series 05-1 A2B
4.599%, 3/25/35 (l)	1,800,000	1,802,092
Series 05-1 M1
4.829%, 3/25/35 (l)	2,000,000	2,000,692
Series 05-2 A2B
4.559%, 6/25/35 (l)	2,200,000	2,200,781
Onyx Acceptance Auto Trust,
Series 05-A A4
3.850%, 9/15/11	5,500,000	5,383,410
Option One Mortgage Loan Trust,
Series 03-1 A2
4.799%, 2/25/33 (l)	528,011	529,393
Series 03-5 A2
4.699%, 8/25/33 (l)	469,231	469,974
Series 04-1 M1
4.979%, 1/25/34 (l)	4,700,000	4,716,654
Series 05-2 M1
4.819%, 5/25/35 (l)	1,700,000	1,705,825
PECO Energy Transition Trust,
Series 00-A A3
7.625%, 3/1/10^	1,300,000	1,400,419
PSE&G Transition Funding LLC,
Series 01-1 A6
6.610%, 6/15/15	2,975,000	3,251,989
Residential Asset Securities Corp.
Series 05-KS11 M2
4.789%, 12/25/35 (l)	1,250,000	1,246,477
Series 02-KS4 AIIB
4.629%, 7/25/32 (l)	407,547	407,903
Series 03-KS9 A2B
4.699%, 11/25/33 (l)	976,542	977,830
Series 05-AHL M1
4.799%, 10/25/35 (l)	1,750,000	1,749,980
Series 05-KS 10 M1
4.789%, 11/25/35 (l)	1,274,000	1,273,986
Series 05-KS11 M1
4.779%, 12/25/35 (l)	2,000,000	1,999,977
SLM Student Loan Trust,
Series 03-11 A5
2.990%, 12/15/22 §	5,775,000	5,662,561
Series 03-12 A2
4.541%, 12/17/12 (l)	3,103,566	3,104,893
Series 05-4 A1
4.210%, 10/26/15 (l)	1,847,342	1,844,591
Triad Auto Receivables Owner Trust,
Series 03-B A4
3.200%, 12/13/10	2,200,000	2,154,188
Volkswagen Auto Lease Trust,
Series 04-A A3
2.840%, 7/20/07	2,500,000	2,476,749
Wachovia Asset Securitization, Inc.,
Series 02-HE2 A
4.809%, 12/25/32 (l)	1,403,993	1,410,939
Series 03-HE3 A
4.629%, 11/25/33 (l)	3,890,827	3,892,343
Wells Fargo Home Equity Trust,
Series 04-2 AI1B
2.940%, 2/25/18 (l)	1,482,533	1,471,151
WFS Financial Owner Trust,
Series 03-4 A4
3.150%, 5/20/11	2,200,000	2,158,644
Series 04-3 A2
2.550%, 10/17/07	185,863	185,622

		232,901,227

Non-Agency CMO (23.9%)
Adjustable Rate Mortgage Trust,
Series 04-1 9A2
4.779%, 1/25/35 (l)	2,707,765	2,712,776
Series 05-4 7A2
4.609%, 8/25/35 (l)	1,541,654	1,543,405
Series 05-5 6A21
4.609%, 9/25/35 (l)	5,586,532	5,591,417
Series 05-6A 2A1
4.689%, 11/25/35 (l)	2,641,309	2,645,447
Bank of America Mortgage Securities,
Series 02-K 1A1
6.392%, 10/20/32 (l)	188,720	190,879
Bear Stearns Commercial Mortgage Securities,
Series 04-PWR6 A4
4.521%, 11/11/41	2,345,000	2,267,779
Series 05-PWR7 A3
5.116%, 2/11/41 (l)	3,565,000	3,551,717
Series 05-PWR8 A4
4.674%, 6/11/41	2,000,000	1,925,632
Series 05-T18 A4
4.933%, 2/13/42 (l)	2,650,000	2,604,083
Series 05-T20 A4A
5.303%, 10/12/42 (l)	7,355,000	7,390,272
Centre Reinsurance,
Series 00-ZC2 A4A
6.699%, 8/10/14 §	2,493,903	2,557,541
Citicorp Mortgage Securities, Inc.,
Series 03-11 2A1
5.500%, 12/25/33	3,191,644	3,159,991
Series 05-7 1A1
5.500%, 10/25/35	5,815,328	5,774,009
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 05-CD1 A4
5.225%, 7/15/44^ (l)	5,775,000	5,835,191

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Countrywide Alternative Loan Trust,
Series 04-28CB 3A1
6.000%, 1/25/35	$11,274,773	$11,295,919
Countrywide Home Loan Mortgage Pass Through Trust,
Series 04-28R A1
5.500%, 8/25/33	15,172,086	15,050,300
Series 05-J4 A4
5.500%, 11/25/35	12,202,063	12,120,298
Credit Suisse First Boston Mortgage Securities Corp.,
Series 01-CK1 A3
6.380%, 12/16/35	4,330,000	4,553,699
Series 03-C4 A4
5.137%, 8/15/36^	5,870,000	5,858,802
First Union - Lehman Brothers - Bank of America,
Series 98-C2 A2
6.560%, 11/18/35	1,634,728	1,680,135
GE Capital Commercial Mortgage Corp.,
Series 02-1A A3
6.269%, 12/10/35	4,665,000	4,941,412
Granite Master Issuer plc,
Series 05-1 A3
4.580%, 12/21/24 (l)	2,500,000	2,499,775
Granite Mortgages plc,
Series 04-3 1A3
4.600%, 9/20/44 (l).	4,447,402	4,449,581
Greenpoint Mortgage Funding Trust,
Series 05-AR 4A1A
4.689%, 10/25/45 (l)	4,507,240	4,506,539
Greenwich Capital Commercial Funding Corp.
Series 05-GG3 A4
4.799%, 8/10/42 (l)	7,145,000	6,961,456
Series 05-GG3 AJ
4.859%, 8/10/42 (l)	7,185,000	6,963,546
GS Mortgage Securities Corp. II,
Series 03-GSFL VI A1
4.519%, 11/15/15 (l) §	322,497	322,475
GSMPS Mortgage Loan Trust,
Series 05-RP1 1AF
4.729%, 1/25/35 (l) §	10,059,385	10,078,244
Harborview Mortgage Loan Trust,
Series 05-3 2A1A
4.610%, 6/19/35 (l)	14,701,365	14,637,644
Series 05-69 2A1A
4.710%, 6/20/35 (l)	6,715,626	6,708,701
Series 05-8 1A2A
4.700%, 9/19/35 (l)	5,931,038	5,939,377
Indymac Index Mortgage Loan Trust,
Series 04-AR7 A1
4.819%, 9/25/34 (l)	4,702,992	4,716,429
Series 05-AR14 2A1A
4.679%, 8/25/35 (l)	7,690,981	7,668,339
LB-UBS Comercial Mortgage Trust,
Series 05-C1 A4
4.740%, 2/15/30	9,250,000	8,982,105
Lehman Mortgage Trust,
Series LMT 05-3 2A3
5.500%, 1/25/36	6,135,000	6,175,261
Lehman XS Trust,
Series 05-7N 1A1A
4.649%, 11/25/35 (l)	3,492,681	3,494,146
Medallion Trust,
Series 04-1G A1
4.524%, 5/25/35 (l)	2,082,013	2,088,077
Morgan Stanley Capital I,
Series 04-HQ3 A2
4.050%, 1/13/41	1,000,000	963,786
Morgan Stanley Capital I,
Series 04-T13 A2
3.940%, 9/13/45	1,250,000	1,199,150
Series 05-IQ9 A5
4.700%, 7/15/56^	7,225,000	7,004,956
Morgan Stanley Dean Witter Capital I,
Series 03-HQ2 A2
4.920%, 3/12/35^	3,120,000	3,075,094
Nomura Asset Securities Corp.,
Series 98-D6 A1B
6.590%, 3/15/30^	2,690,000	2,780,182
Permanent Financing plc,
Series 2-4A
4.700%, 12/10/09 (l)	4,760,000	4,776,660
Series 4-2A
4.550%, 3/10/09 (l)	5,000,000	5,000,002
RESI Finance LP,
Series 03-B B3
5.910%, 7/10/35 (l) §	3,351,573	3,410,226
Series 03-C B3
5.760%, 9/10/35 (l) §	10,127,852	10,387,339
Series 03-C B4
5.960%, 9/10/35 (l) §	1,161,895	1,173,415
Series 03-D B3
5.660%, 12/10/35 (l) §	6,150,610	6,167,647
Series 03-D B4
5.860%, 12/10/35 (l) §	1,853,873	1,858,962
Series 05-A B3
4.940%, 3/10/37 (l) §	3,587,014	3,587,014
Series 05-A B4
5.040%, 3/10/37 (l) §	1,172,583	1,172,583
Series 05-B B3
4.940%, 6/10/37 (l) §	989,296	989,296
Series 05-B B4
5.030%, 6/10/37 (l) §	1,731,268	1,731,268
Series 05-D B4
5.069%, 12/15/37 (l) §	2,500,000	2,500,000
Residential Accredit Loans Inc.
Series 05-QO4 2A1
4.659%, 12/25/45 (l)	4,971,928	4,971,928
Residential Asset Securitization Trust,
Series 05-KS1 A1
4.489%, 4/25/25 (l)	822,001	822,151
Residential Funding Mortgage Security I,
Series 05-S7 A5
5.500%, 11/25/35	11,918,534	11,818,209
RMAC plc,
Series 04-NS1A A1B
3.944%, 12/12/20 (l) §	159,280	159,205
Structured Asset Mortgage Investments, Inc.,
Series 05-AR2 2A1
4.609%, 5/25/45 (l)	2,611,265	2,601,006
Structured Asset Securities Corp.,
Series 05-5 2A1
5.500%, 4/25/35	1,458,903	1,451,040
Wachovia Bank Commercial Mortgage Trust,
Series 02-C2 A4
4.980%, 11/15/34^	8,545,000	8,484,903
Series 03-C9 A2
3.958%, 12/15/35	6,230,000	6,061,024
Series 05-C17 APB
5.083%, 3/15/42	7,870,000	7,809,154
Washington Mutual, Inc.,
Series 05-AR1 A2A1
4.719%, 1/25/45 (l)	3,246,887	3,253,078

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Series 05-AR15 A1A1
4.639%, 11/25/45 (l)	$4,945,815	$4,943,303
Series 05-AR17 A1A1
4.640%, 12/25/45 (l)	5,000,000	5,000,000
Series 05-AR2 2A21
4.709%, 1/25/45 (l)	3,227,996	3,232,442
Series 05-AR9 A1A
4.699%, 7/25/45 (l)	12,469,030	12,459,469
Wells Fargo Mortgage Backed Securities Trust,
Series 05-11 2A1
5.500%, 10/25/35	5,964,952	5,922,381

		336,209,272

Total Asset-Backed and Mortgage-Backed Securities		569,110,499

Consumer Discretionary (1.7%)
Automobiles (0.8%)
DaimlerChrysler NA Holdings Corp.
4.780%, 10/31/08 (l)	5,550,000	5,553,103
Ford Motor Credit Co.
5.450%, 3/21/07 (l)	2,525,000	2,404,830
7.875%, 6/15/10	1,675,000	1,507,319
7.000%, 10/1/13^	1,820,000	1,555,112

		11,020,364

Media (0.7%)
Comcast Corp.
5.300%, 1/15/14	150,000	147,157
4.950%, 6/15/16	4,325,000	4,079,976
News America, Inc.
7.250%, 5/18/18	825,000	919,499
6.200%, 12/15/34^	2,955,000	2,935,201
TCI Communications, Inc.
7.875%, 8/1/13	820,000	926,818

		9,008,651

Multiline Retail (0.2%)
Wal-Mart Stores, Inc.
5.250%, 9/1/35	3,325,000	3,227,498

Total Consumer Discretionary		23,256,513

Consumer Staples (0.2%)
Food & Staples Retailing (0.2%)
Safeway, Inc.
4.125%, 11/1/08	3,030,000	2,934,010

Total Consumer Staples		2,934,010

Energy (0.5%)
Oil & Gas (0.5%)
BP Capital Markets plc
2.750%, 12/29/06	2,455,000	2,408,844
Kinder Morgan Energy Partners LP
5.125%, 11/15/14	2,620,000	2,562,399
Nexen, Inc.
5.880%, 3/10/35	1,320,000	1,297,981

Total Energy		6,269,224

Financials (19.4%)
Capital Markets (3.2%)
Bear Stearns Co., Inc.
4.310%, 1/16/07 (l)	7,120,000	7,132,980
4.393%, 4/29/08 (l)	2,480,000	2,484,571
Goldman Sachs Capital I
6.345%, 2/15/34	2,075,000	2,179,856
Goldman Sachs Group, Inc.
4.179%, 7/2/07 (l)	1,500,000	1,502,686
Merrill Lynch & Co., Inc.
4.463%, 8/22/08 (l)	4,000,000	3,999,272
4.293%, 10/19/07 (l)	3,650,000	3,655,355
4.306%, 10/27/08^ (l)	4,000,000	3,999,608
Morgan Stanley
4.263%, 1/12/07 (l)	7,095,000	7,103,251
4.465%, 2/15/07^ (l)	2,000,000	2,001,964
4.429%, 11/9/07 (l)	900,000	901,049
5.375%, 10/15/15	4,950,000	4,954,797
Temasek Financial I Ltd.
4.500%, 9/21/15 §	4,630,000	4,454,680

		44,370,069

Commercial Banks (5.9%)
BBVA Bancomer SA/Grand Cayman
5.380%, 7/22/15 (l) §	4,480,000	4,439,443
DBS Bank Ltd./Singapore
5.000%, 11/15/19 (m)	1,080,000	1,050,857
HBOS plc
6.413%, 9/29/49 (l) §	3,000,000	3,034,887
HSBC Bank USA N.A./New York
4.570%, 9/21/07 (l)	2,000,000	2,003,390
HSBC Capital Funding LP
4.610%, 12/31/49 (l) §	5,230,000	4,932,366
Industrial Bank of Korea
4.000%, 5/19/14^ (l) §	2,215,000	2,123,270
Islandsbanki HF
4.237%, 10/15/08^ (b)(l)	4,650,000	4,651,251
Keycorp
4.394%, 7/23/07 (l)	2,700,000	2,706,194
Korea First Bank
7.267%, 3/3/34 (l) §	1,620,000	1,770,840
Manufacturers & Traders Trust Co.
5.585%, 12/28/20	2,636,000	2,657,246
Mizuho JGB Investment LLC
9.870%, 12/31/49 (l) §	2,530,000	2,798,033
Mizuho Prefered Capital Co. LLC
8.790%, 12/31/49 (l) §	725,000	783,785
Northern Rock plc
4.293%, 10/19/07 (l) §	2,250,000	2,252,684
Rabobank Capital Funding Trust III
5.254%, 12/29/49 (l)(m)	6,060,000	5,941,994
RBS Capital Trust I
4.709%, 12/29/49 (l)	1,660,000	1,577,727
Resona Bank Ltd.
5.850%, 9/29/49 (l) §	3,575,000	3,559,892
Standard Chartered First Bank Korea Ltd.
5.750%, 3/10/13 (l) §	3,050,000	3,066,437
SunTrust Banks, Inc.
2.500%, 11/1/06	3,325,000	3,247,511
U.S. Bank NA
2.850%, 11/15/06	4,360,000	4,288,051
UBS AG/ Jersey Branch
4.150%, 7/20/06 (l)	7,150,000	7,144,280
United Overseas Bank Ltd.
5.375%, 9/3/19(l) §	3,650,000	3,634,495
VTB Capital SA for Vneshtorgbank
5.250%, 9/21/07 (l)(m)	4,150,000	4,158,300
Wells Fargo & Co.
4.564%, 3/23/07 (l)	2,865,000	2,867,756
Westpac Banking Corp.
4.450%, 5/25/07 (l) §	2,000,000	2,002,532
Westpac Capital Trust III
5.819%, 12/31/49 (l) §	590,000	602,791
Westpac Capital Trust IV
5.256%, 12/29/49 (l) §	1,020,000	999,070
Woori Bank
5.750%, 3/13/14^ (l) §	4,160,000	4,193,650

		82,488,732

Consumer Finance (1.3%)
American General Finance Corp.
3.000%, 11/15/06	3,820,000	3,760,786

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
4.500%, 11/15/07	$355,000	$352,685
4.649%, 6/27/08 (l)	5,000,000	5,006,935
5.375%, 10/1/12	2,065,000	2,075,498
International Lease Finance Corp.
4.875%, 9/1/10^	1,210,000	1,193,585
John Deere Capital Corp.
4.561%, 3/16/06^ (l)	3,150,000	3,150,495
SLM Corp.
4.280%, 1/25/08 (l)	2,780,000	2,781,785

		18,321,769

Diversified Financial Services (5.8%)
CIT Group, Inc.
4.490%, 8/15/08 (l)	4,125,000	4,128,081
4.588%, 5/18/07 (l)	4,065,000	4,076,012
Credit Suisse First Boston USA, Inc.
4.530%, 6/2/08 (l)	3,365,000	3,368,315
General Electric Capital Corp.
4.420%, 5/19/08 (l)	1,500,000	1,500,975
HSBC Finance Capital Trust IX
5.911%, 11/30/35	2,000,000	2,017,014
HSBC Finance Corp.
4.454%, 2/9/07 (l)	6,285,000	6,297,400
4.350%, 5/10/07 (l)	3,500,000	3,501,270
5.000%, 6/30/15	2,535,000	2,465,072
ILFC E-Capital Trust I
5.900%, 12/21/65 (l)(m)	3,230,000	3,242,691
ILFC E-Capital Trust II
6.250%, 12/21/65^ (l)(m)	1,400,000	1,421,092
Kinder Morgan Finance Co. ULC
5.700%, 1/5/16 (m)	5,860,000	5,910,660
Links Finance LLC
4.741%, 9/15/08 (l) §	7,100,000	7,101,328
Pricoa Global Funding I
4.681%, 12/22/06 (l) §	5,375,000	5,386,347
3.900%, 12/15/08 §	4,540,000	4,411,577
Residential Capital Corp.
5.670%, 11/21/08 (l)	4,500,000	4,505,908
6.125%, 11/21/08	4,775,000	4,786,613
6.375%, 6/30/10	11,085,000	11,263,635
Resona Preferred Global Securities Cayman Ltd.
7.191%, 12/29/49 (l) §	1,690,000	1,793,046
ZFS Finance USA Trust I
6.450%, 12/15/65 (l)(m)	4,475,000	4,537,202

		81,714,238

Insurance (2.2%)
Axis Capital Holdings Ltd.
5.750%, 12/1/14	1,950,000	1,950,417
Endurance Specialty Holdings Ltd.
6.150%, 10/15/15	1,500,000	1,511,303
7.000%, 7/15/34	1,300,000	1,378,567
ING Groep NV
5.775%, 12/31/49 (l)	3,865,000	3,917,185
Monumental Global Funding II
3.900%, 6/15/09 §	2,735,000	2,644,480
Nippon Life Insurance
4.875%, 8/9/10^ §	7,350,000	7,236,354
Protective Life Secured Trust
4.220%, 1/14/08 (l)	1,820,000	1,822,155
Reinsurance Group of America, Inc.
6.750%, 12/15/65 (l)	1,725,000	1,740,306
Stingray Pass Through Trust
5.902%, 1/12/15 §	4,000,000	3,942,360
Transatlantic Holdings, Inc.
5.750%, 12/14/15	4,280,000	4,341,298

		30,484,425

Real Estate (0.5%)
iStar Financial, Inc. (REIT)
6.000%, 12/15/10^	3,118,000	3,166,117
5.800%, 3/15/11	2,495,000	2,511,165
5.150%, 3/1/12	145,000	140,425
Socgen Real Estate Co. LLC
7.640%, 12/31/49 (l) §	1,250,000	1,300,554

		7,118,261

Thrifts & Mortgage Finance (0.5%)
Countrywide Home Loans, Inc.
4.500%, 2/17/06 (l)	5,525,000	5,524,792
Sovereign Bancorp Inc.
4.690%, 3/1/09 (l) §	2,100,000	2,100,315

		7,625,107

Total Financials		272,122,601

Government Securities (59.7%)
Agency CMO (4.6%)
Federal Home Loan Mortgage Corp.
4.500%, 2/15/11 IO	4,049,297	134,768
5.500%, 1/15/23	17,833,421	17,968,078
5.500%, 7/15/23	11,602,601	11,699,099
5.500%, 8/15/23	11,030,578	11,119,602
5.000%, 10/15/23 IO	6,863,640	512,610
5.000%, 11/15/28	15,000,000	14,950,566
6.500%, 5/15/35	6,585,189	6,793,125
Federal National Mortgage Association
4.500%, 9/25/22	966,650	963,640
Government National Mortgage Association
5.500%, 4/20/25 IO	2,813,209	128,595
5.500%, 1/20/27 IO	5,001,886	270,614
5.500%, 10/20/27 IO	7,847,059	628,815

		65,169,512

Foreign Governments (2.0%)
Egypt Government AID Bonds
4.450%, 9/15/15	10,020,000	9,818,498
Russian Federation
12.750%, 6/24/28	7,090,000	13,004,478
United Mexican States
5.875%, 1/15/14^	2,230,000	2,308,050
11.500%, 5/15/26	1,640,000	2,681,400

		27,812,426

U.S. Government Agencies (44.2%)
Federal Home Loan Mortgage Corp.
6.750%, 3/15/31	6,560,000	8,222,691
6.000%, 2/1/35	4,366,502	4,410,622
6.000%, 2/15/35	24,775,000	24,984,052
5.500%, 1/15/36 TBA	125,070,000	123,897,469
6.000%, 1/15/36 TBA	29,660,000	29,947,347
Federal National Mortgage Association
3.250%, 8/15/08^	12,275,000	11,834,548
6.125%, 3/15/12^	26,270,000	28,112,316
6.500%, 2/1/35	2,905,452	2,980,812
7.000%, 2/1/35	869,634	907,318
5.500%, 1/25/21 TBA	48,145,000	48,430,886
5.000%, 1/25/36 TBA	76,300,000	73,915,625
5.500%, 1/25/36 TBA	60,563,000	59,957,370
6.000%, 1/25/36 TBA	142,615,000	143,907,377
6.500%, 1/25/36 TBA	21,000,000	21,538,125
5.500%, 2/25/36 TBA	24,863,000	24,591,048
Government National Mortgage Association
5.500%, 1/15/36 TBA	13,175,000	13,253,233

		620,890,839

U.S. Treasuries (8.9%)
U.S. Treasury Bonds
8.875%, 2/15/19^#	8,745,000	12,435,661
7.250%, 8/15/22^	3,000,000	3,906,798
6.375%, 8/15/27^	16,135,000	19,987,860

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
6.125%, 11/15/27^	$1,147,000	$1,384,107
6.125%, 8/15/29^	840,000	1,023,192
6.250%, 5/15/30^	32,960,000	40,934,771
5.375%, 2/15/31^	570,000	640,270
U.S. Treasury Notes
1.875%, 1/31/06^	805,000	803,658
3.875%, 7/31/07^	15,515,000	15,388,941
4.000%, 9/30/07	2,000,000	1,986,094
4.000%, 6/15/09^	1,310,000	1,294,086
3.375%, 10/15/09^	1,550,000	1,496,779
3.500%, 2/15/10^	70,000	67,709
3.875%, 5/15/10^	9,065,000	8,893,264
4.250%, 10/15/10^	780,000	775,917
4.875%, 2/15/12^	1,895,000	1,945,559
4.750%, 5/15/14^	3,965,000	4,061,492
4.250%, 8/15/14^	2,730,000	2,700,139
4.500%, 11/15/15^	4,805,000	4,844,415

		124,570,712

Total Government Securities		838,443,489

Industrials (1.0%)
Aerospace & Defense (0.1%)
General Dynamics Corp.
2.125%, 5/15/06	1,900,000	1,883,082

Construction & Engineering (0.3%)
Caterpillar Financial Services Corp.
4.470%, 2/26/07 (l)	4,140,000	4,146,492

Industrial Conglomerates (0.3%)
Hutchison Whampoa International Ltd.
6.250%, 1/24/14 §	1,610,000	1,684,879
7.450%, 11/24/33 §	2,180,000	2,517,983

		4,202,862

Road & Rail (0.3%)
CSX Corp.
4.561%, 8/3/06 (l)	3,944,000	3,949,344

Total Industrials		14,181,780

Materials (0.4%)
Metals & Mining (0.4%)
Newmont Mining Corp.
5.875%, 4/1/35	1,685,000	1,662,795
Noranda, Inc.
6.200%, 6/15/35	1,965,000	1,909,057
Teck Cominco Ltd.
6.125%, 10/1/35	1,870,000	1,849,338

Total Materials		5,421,190

Telecommunication Services (1.4%)
Diversified Telecommunication Services (0.9%)
Deutsche Telekom International Finance BV
5.250%, 7/22/13	600,000	596,811
8.250%, 6/15/30	1,380,000	1,755,179
France Telecom S.A.
7.750%, 3/1/11	525,000	586,393
8.500%, 3/1/31	1,690,000	2,254,899
Sprint Capital Corp.
6.900%, 5/1/19	3,095,000	3,408,799
8.750%, 3/15/32	980,000	1,300,538
Verizon Global Funding Corp.
5.850%, 9/15/35	3,465,000	3,339,124

		13,241,743

Wireless Telecommunication Services (0.5%)
AT&T Wireless Services, Inc.
8.125%, 5/1/12	1,270,000	1,467,393
8.750%, 3/1/31	1,710,000	2,265,439
Motorola, Inc.
7.500%, 5/15/25^	2,330,000	2,803,489

		6,536,321

Total Telecommunication Services		19,778,064

Utilities (1.5%)
Electric Utilities (0.8%)
Alabama Power Co.
2.800%, 12/1/06	1,580,000	1,552,145
Appalachian Power Co.
5.800%, 10/1/35	1,690,000	1,662,538
Pacificorp
4.300%, 9/15/08	1,550,000	1,526,043
Public Service Enterprise Group
4.875%, 9/21/08 (l).	4,185,000	4,186,586
Virginia Electric & Power Co.
4.500%, 12/15/10	1,485,000	1,447,903

		10,375,215

Gas Utilities (0.2%)
NiSource Finance Corp.
5.450%, 9/15/20	3,275,000	3,173,220

Multi-Utilities & Unregulated Power (0.5%)
Dominion Resources, Inc.
4.819%, 9/28/07 (l)	3,500,000	3,501,547
8.125%, 6/15/10	1,695,000	1,883,955
6.750%, 12/15/32	50,000	53,811
6.300%, 3/15/33^	1,805,000	1,836,499

		7,275,812

Total Utilities		20,824,247

Total Long-Term Debt Securities (126.3%) (Cost $1,772,711,301)		1,772,341,617

	Number of Shares
PREFERRED STOCKS:
Financials (0.1%)
Insurance (0.1%)
Axis Capital Holdings Ltd.
7.500%, (Cost $1,845,000)	1,845,000	1,915,342

	Principal Amount
SHORT-TERM INVESTMENTS:
Commercial Paper (11.8%)
Allied Irish Bank
4.28%, 1/9/06 (m)(p)	$17,500,000	17,482,029
ANZ Delaware
4.27%, 2/7/06 (p)	15,500,000	15,430,478
BNP Paribas
4.20%, 2/2/06 (p)	15,250,000	15,191,459
Calyon NA Co.
4.10%, 1/18/06 (p)	13,750,000	13,721,860
Danske Corp.
4.17%, 1/19/06 (p)	15,750,000	15,715,438
Fairway Finance
4.15%, 1/23/06 (m)(p)	8,677,000	8,654,032
Goldman Sachs Group, Inc.
6.55%, 2/2/06 (p)	15,250,000	15,147,994
Intesa Funding LLC
3.76%, 1/30/06 (p)	15,500,000	15,451,625
Lloyds TSB Bank plc
3.97%, 1/17/06 (p)	17,500,000	17,467,234
Silver Tower U.S. Funding
4.12%, 1/3/06 (m)(p)	5,750,000	5,748,025
Thames Asset Global Securitization, Inc.
4.32%, 2/6/06 (m)(p)	14,250,000	14,187,076

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
UBS Finance Delaware LLC
4.17%, 1/3/06 (p)	$12,250,000	$12,245,740

Total Commercial Paper		166,442,990

Government Security (2.4%)
Federal Home Loan Bank
3.40%, 1/3/06 (o)(p)	33,605,000	33,595,479

Short-Term Investments of Cash Collateral for Securities Loaned (10.2%)
Bank of America Corp.
4.31%, 8/10/06 (l)	10,000,000	10,000,000
Barclays New York
4.30%, 8/30/06 (l)	9,998,506	9,998,506
CDC Financial Products, Inc.
4.35%, 1/30/06 (l)	5,000,000	5,000,000
Citigroup Global Markets, Inc.
4.32%, 1/6/06 (l)	5,000,000	5,000,000
FIMAT USA, Inc.
4.27%, 1/3/06	15,000,000	15,000,000
General Electric Capital Corp.
4.36%, 5/12/06 (l)	2,002,060	2,002,060
Morgan Stanley
4.43%, 1/2/07 (l)	5,000,000	5,000,000
New York Life Insurance Co.
4.40%, 3/30/06 (l)	6,000,000	6,000,000
Nomura Securities
4.29%, 1/3/06	74,842,574	74,842,574
U.S. Bank NA
4.29%, 10/2/06 (l)	4,997,605	4,997,605
Wells Fargo & Co.
4.36%, 12/31/07 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		142,840,745

Total Short-Term Investments (24.4%) (Cost/Amortized Cost $342,890,430)		342,879,214

	Number of Contracts (c)
OPTIONS PURCHASED:
Call Option Purchased (0.0%)
U.S. Treasury Bond
February 2006 @ $116.00*	31	7,750

Put Option Purchased (0.0%)
U.S. Treasury Bond
February 2006 @ $108.00*	31	484

Total Options Purchased (0.0%) (Cost $12,326)		8,234

Total Investments before Options Written (150.8%) (Cost/Amortized Cost $2,117,459,057)		2,117,144,407

OPTIONS WRITTEN:
Call Options Written (-0.0%)
U.S. 10 Year Treasury Note Futures
June 2006 @109.00*	(30)	(45,938)
June 2006 @112.00*	(130)	(54,844)
U.S. Treasury Bonds (d)
February 2006 @114.00*	(31)	(30,516)

		(131,298)

Put Options Written (-0.0%)
U.S. 10 Year Treasury Note Futures
June 2006 @109.00*	(30)	(37,031)
June 2006 @104.00*	(130)	(20,313)
U.S. Treasury Bonds
February 2006 @110.00*	(31)	(1,453)

		(58,797)

Total Options Written (-0.0%)
(Premiums Received $216,638)		(190,095)

Total Investments after Options Written (150.8%)
(Cost/Amortized Cost $2,117,242,419)		2,116,954,312
Other Assets Less Liabilities (-50.8%)		(713,134,320)

Net Assets (100%)		$1,403,819,992

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $159,760,511 or 11.38% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

All, or a portion of security held by broker as collateral for financial futures contracts.

(b)	Illiquid security.

(c)	One contract relates to 100 shares.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(m)	Section 4(2) Commercial Paper. Private placement for non-current transaction. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

CMO — Collateralized Mortgage Obligation

EUR — European Currency Unit

IO — Interest only

REIT — Real Estate Investment Trust

TBA — Security is subject to delayed delivery.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

At December 31, 2005 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/05	Unrealized Appreciation/ (Depreciation)
Purchase
U.S. 2 Year Treasury Notes	790	March-06	$162,189,889	$162,098,125	$(91,764)
Sales
U.S. Treasury Bond	113	March-06	$12,789,792	$12,903,187	$(113,395)
U.S. 5 Year Treasury Notes	273	March-06	29,087,517	29,031,844	55,673
U.S. 10 Year Treasury Notes	382	March-06	41,530,565	41,793,188	(262,623)

					(320,345)

					$(412,109)

At December 31, 2005 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
European Union, expiring 1/31/06	8,427	$9,954,309	$9,955,236	$927

Foreign Currency Sell Contracts
European Union, expiring 1/31/06	8,427	$9,890,938	$9,955,236	$(64,298)

				$(63,371)

Options written for year ended December 31, 2005 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2005	—	$—
Options Written	23,155	12,778,052
Options Terminated in Closing Purchase Transactions	(14,119)	(9,768,387)
Options Expired	(8,654)	(2,793,027)
Options Exercised	—	—

Options Outstanding—December 31, 2005	382	$216,638

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$9,450,479,349
U.S. Government securities	554,496,421

$10,004,975,770

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$9,205,383,704
U.S. Government securities	569,670,903

$9,775,054,607

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,781,040
Aggregate gross unrealized depreciation	(11,210,099)

Net unrealized depreciation	$(429,059)

Federal income tax cost of investments	$2,117,573,466

At December 31, 2005, the Portfolio had loaned securities with a total value of $174,489,471. This was secured by collateral of $142,840,745 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $34,830,154 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $4,514,245 which expires in the year 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.1%)
Auto Components (0.4%)
Lear Corp.^	77,700	$2,211,342

Hotels, Restaurants & Leisure (1.1%)
Carnival Corp. (Unit)	86,700	4,635,849
McDonald's Corp.	69,900	2,357,028

		6,992,877

Household Durables (0.6%)
Lennar Corp., Class A^	62,100	3,789,342

Media (5.9%)
Comcast Corp., Special Class A*	101,300	2,602,397
Dex Media, Inc.	104,100	2,820,069
Gannett Co., Inc.	84,200	5,099,994
Liberty Media Corp., Class A*	545,800	4,295,446
News Corp., Class A	112,700	1,752,485
Time Warner, Inc.	342,200	5,967,968
Viacom, Inc.	59,100	1,507,050
Viacom, Inc., Class B*	349,300	11,387,180

		35,432,589

Multiline Retail (1.4%)
Dollar General Corp.	256,500	4,891,455
Kohl’s Corp.*	69,400	3,372,840

		8,264,295

Specialty Retail (0.4%)
Staples, Inc.	120,800	2,743,368

Textiles, Apparel & Luxury Goods (1.3%)
Jones Apparel Group, Inc.	252,300	7,750,656

Total Consumer Discretionary		67,184,469

Consumer Staples (4.6%)
Beverages (1.1%)
Coca-Cola Co.	83,800	3,377,978
Coca-Cola Enterprises, Inc.	174,062	3,336,768

		6,714,746

Food & Staples Retailing (0.3%)
CVS Corp.	55,700	1,471,594

Food Products (0.9%)
Kellogg Co.	72,400	3,129,128
Kraft Foods, Inc., Class A^	78,500	2,208,990

		5,338,118

Household Products (0.4%)
Kimberly-Clark Corp.	42,700	2,547,055

Tobacco (1.9%)
Altria Group, Inc.	155,900	11,648,848

Total Consumer Staples		27,720,361

Energy (13.5%)
Energy Equipment & Services (0.7%)
Weatherford International Ltd.*^	124,400	4,503,280

Oil & Gas (12.8%)
Anadarko Petroleum Corp.	56,300	5,334,425
Apache Corp.	57,000	3,905,640
Chevron Corp.	217,554	12,350,541
ConocoPhillips	149,400	8,692,092
Exxon Mobil Corp.	593,000	33,308,810
Occidental Petroleum Corp.	111,900	8,938,572
Valero Energy Corp.	83,100	4,287,960

		76,818,040

Total Energy		81,321,320

Financials (34.4%)
Capital Markets (3.0%)
Mellon Financial Corp.	58,000	1,986,500
Morgan Stanley	208,600	11,835,964
State Street Corp.	71,700	3,975,048

		17,797,512

Commercial Banks (8.3%)
Bank of America Corp.	319,500	14,744,925
North Fork Bancorp, Inc.	178,400	4,881,024
SunTrust Banks, Inc.	82,400	5,995,424
U.S. Bancorp	364,200	10,885,938
Wachovia Corp.	90,300	4,773,258
Wells Fargo & Co.	141,900	8,915,577

		50,196,146

Consumer Finance (2.6%)
Capital One Financial Corp.	28,100	2,427,840
MBNA Corp.	476,900	12,947,835

		15,375,675

Diversified Financial Services (6.9%)
CIT Group, Inc.	69,500	3,598,710
Citigroup, Inc.	690,200	33,495,406
Lazard Ltd., Class A^	148,800	4,746,720

		41,840,836

Insurance (6.9%)
Ambac Financial Group, Inc.	87,306	6,727,800
Assurant, Inc.	67,000	2,913,830
Everest Reinsurance Group Ltd.	17,500	1,756,125
Genworth Financial, Inc., Class A	255,000	8,817,900
Hartford Financial Services Group, Inc.	82,100	7,051,569
RenaissanceReinsurance Holdings Ltd.	164,700	7,264,917
Willis Group Holdings Ltd.^	191,088	7,058,791

		41,590,932

Real Estate (2.2%)
Mack-Cali Realty Corp. (REIT)	120,500	5,205,600
Prologis Trust (REIT)	109,000	5,092,480
United Dominion Realty Trust, Inc. (REIT)^	133,300	3,124,552

		13,422,632

Thrifts & Mortgage Finance (4.5%)
Fannie Mae	89,500	4,368,495
Freddie Mac	223,000	14,573,050
MGIC Investment Corp.	42,000	2,764,440
Washington Mutual, Inc.	120,300	5,233,050

		26,939,035

Total Financials		207,162,768

Health Care (6.5%)
Health Care Equipment & Supplies (0.9%)
Boston Scientific Corp.*	223,600	5,475,964

Health Care Providers & Services (1.4%)
Coventry Health Care, Inc.*	26,250	1,495,200
WellPoint, Inc.*	91,200	7,276,848

		8,772,048

Pharmaceuticals (4.2%)
Eli Lilly & Co.	89,500	5,064,805
Pfizer, Inc.	533,000	12,429,560
Wyeth	166,100	7,652,227

		25,146,592

Total Health Care		39,394,604

Industrials (6.7%)
Aerospace & Defense (0.9%)
Lockheed Martin Corp.	87,000	5,535,810

Commercial Services & Supplies (0.8%)
Cendant Corp.	86,300	1,488,675
Waste Management, Inc.	105,200	3,192,820

		4,681,495

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Industrial Conglomerates (3.0%)
General Electric Co.	158,300	$5,548,415
Tyco International Ltd.	429,800	12,404,028

		17,952,443

Machinery (0.6%)
Eaton Corp.	56,400	3,783,876

Road & Rail (1.4%)
CSX Corp.	68,000	3,452,360
Norfolk Southern Corp.	115,600	5,182,348

		8,634,708

Total Industrials		40,588,332

Information Technology (5.0%)
Communications Equipment (1.0%)
Corning, Inc.*	290,300	5,707,298

Electronic Equipment & Instruments (0.0%)
Symbol Technologies, Inc.	861	11,038

IT Services (1.5%)
Affiliated Computer Services, Inc., Class A*^	69,200	4,095,256
Sabre Holdings Corp., Class A^	209,800	5,058,278

		9,153,534

Office Electronics (1.0%)
Xerox Corp.*	399,200	5,848,280

Software (1.5%)
Computer Associates International, Inc.^	209,000	5,891,710
Microsoft Corp.	64,700	1,691,905
Oracle Corp.*	138,000	1,684,980

		9,268,595

Total Information Technology		29,988,745

Materials (4.7%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	78,100	4,622,739
DuPont (E.I.) de Nemours & Co.	40,800	1,734,000
Praxair, Inc.	109,700	5,809,712

		12,166,451

Containers & Packaging (0.6%)
Pactiv Corp.*^	156,600	3,445,200

Metals & Mining (1.5%)
Alcoa, Inc.	170,900	5,053,513
United States Steel Corp.^	81,000	3,893,670

		8,947,183

Paper & Forest Products (0.6%)
Weyerhaeuser Co.	55,700	3,695,138

Total Materials		28,253,972

Telecommunication Services (5.3%)
Diversified Telecommunication Services (3.7%)
AT&T, Inc.	222,900	5,458,821
Verizon Communications, Inc.	548,700	16,526,844

		21,985,665

Wireless Telecommunication Services (1.6%)
Sprint Nextel Corp.	418,300	9,771,488

Total Telecommunication Services		31,757,153

Utilities (6.1%)
Electric Utilities (3.7%)
American Electric Power Co., Inc.	65,000	2,410,850
Consolidated Edison, Inc.^	100,000	4,633,000
Northeast Utilities	155,400	3,059,826
Pinnacle West Capital Corp.	69,400	2,869,690
PPL Corp.	226,600	6,662,040
Xcel Energy, Inc.^	159,900	2,951,754

		22,587,160

Multi-Utilities & Unregulated Power (2.4%)
Dominion Resources, Inc.^	110,000	8,492,000
SCANA Corp.	150,500	5,926,690

		14,418,690

Total Utilities		37,005,850

Total Common Stocks (97.9%) (Cost $557,776,866)		590,377,574

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (2.4%)
Federal Home Loan Bank
3.63%, 1/3/06 (o)(p)	$14,084,000	14,079,744

Short-Term Investments of Cash Collateral for Securities Loaned (6.4%)
CC USA, Inc.
4.30%, 8/3/06 (l)	3,000,445	3,000,445
Nomura Securities
4.29%, 1/3/06	35,741,892	35,741,892

Total Short-Term Investments of Cash Collateral for Securities Loaned		38,742,337

Total Short-Term Investments (8.8%) (Cost/Amortized Cost $52,823,145)		52,822,081

Total Investments (106.7%) (Cost/Amortized Cost $610,600,011)		643,199,655
Other Assets Less Liabilities (-6.7%)		(40,563,760)

Net Assets (100%)		$602,635,895

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$407,770,515
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$444,109,338

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$47,615,594
Aggregate gross unrealized depreciation	(18,692,941)

Net unrealized appreciation	$28,922,653

Federal income tax cost of investments	$614,277,002

At December 31, 2005, the Portfolio had loaned securities with a total value of $37,960,304. This was secured by collateral of $38,742,337 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $705 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $1,448,826 which expires in the year 2011.

The Portfolio utilized capital loss carryforward of $25,745,389 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.4%)
Distributors (0.7%)
WESCO International, Inc.*^	267,600	$11,434,548

Hotels, Restaurants & Leisure (4.0%)
Alliance Gaming Corp.*	1,318,900	17,172,078
CBRL Group, Inc.^	295,200	10,376,280
Rare Hospitality International, Inc.*^	414,000	12,581,460
Ruby Tuesday, Inc.^	467,200	12,095,808
WMS Industries, Inc.*^	560,500	14,062,945

		66,288,571

Household Durables (1.1%)
Levitt Corp., Class A^	535,900	12,186,366
Tempur-Pedic International, Inc.*^	583,000	6,704,500

		18,890,866

Media (3.0%)
ADVO, Inc.^	674,550	19,008,819
Arbitron, Inc.^	383,100	14,550,138
Carmike Cinemas, Inc.^	29,200	740,512
Journal Register Co.^	99,100	1,481,545
R.H. Donnelley Corp.*^	244,300	15,053,766

		50,834,780

Specialty Retail (3.8%)
CSK Auto Corp.*	603,800	9,105,304
Dick’s Sporting Goods, Inc.*^	269,800	8,968,152
Finish Line, Inc., Class A	690,400	12,026,768
HOT Topic, Inc.*	732,000	10,431,000
PETCO Animal Supplies, Inc.*^	551,700	12,109,815
Rush Enterprises, Inc., Class A*^	27,400	407,712
Talbots, Inc.	365,600	10,170,992

		63,219,743

Textiles, Apparel & Luxury Goods (0.8%)
Fossil, Inc.*^	647,200	13,921,272

Total Consumer Discretionary		224,589,780

Consumer Staples (1.8%)
Food & Staples Retailing (0.5%)
Performance Food Group Co.*^	281,300	7,980,481

Food Products (0.7%)
Delta & Pine Land Co.	519,200	11,946,792

Personal Products (0.6%)
Elizabeth Arden, Inc.*^	524,600	10,523,476

Total Consumer Staples		30,450,749

Energy (10.3%)
Energy Equipment & Services (4.2%)
Grey Wolf, Inc.*	1,159,800	8,965,254
Key Energy Services, Inc.*^	828,000	11,153,160
NS Group, Inc.*	384,800	16,088,488
Oil States International, Inc.*	304,800	9,656,064
Todco, Class A*	417,000	15,871,020
Veritas DGC, Inc.*^	249,300	8,847,657

		70,581,643

Oil & Gas (6.1%)
Brigham Exploration Co.*^	685,700	8,132,402
Denbury Resources, Inc.*	316,600	7,212,148
Dresser-Rand Group*	702,900	16,996,122
Energy Partners Ltd.*	369,800	8,057,942
Forest Oil Corp.*	173,400	7,901,838
Hercules Offshore, Inc.*	182,600	5,187,666
Kinder Morgan Management LLC*	276,900	12,587,874
OMI Corp.^	1,197,600	21,736,440
Penn Virginia Corp.^	104,800	6,015,520
Range Resources Corp.^	343,950	9,059,643

		102,887,595

Total Energy		173,469,238

Financials (21.0%)
Capital Markets (1.0%)
Waddell & Reed Financial, Inc.^	825,200	17,304,444

Commercial Banks (8.6%)
Bank of the Ozarks, Inc.^	318,300	11,745,270
Boston Private Financial Holdings, Inc.^	504,900	15,359,058
First Community Bancorp, Inc./California	189,876	10,323,558
First Midwest Bancorp, Inc.^	251,325	8,811,455
MB Financial, Inc.^	475,600	16,836,240
Pacific Capital Bancorp^	245,900	8,749,122
Provident Bankshares Corp.^	307,700	10,391,029
Sandy Spring Bancorp, Inc.^	243,900	8,507,232
South Financial Group, Inc.	721,300	19,864,602
Sterling Bancshares, Inc./Texas^	694,700	10,726,168
Texas Regional Bancshares, Inc.^	555,950	15,733,385
United Bancshares, Inc.^	194,900	6,868,276

		143,915,395

Diversified Financial Services (0.8%)
Financial Federal Corp.^	299,200	13,299,440

Insurance (4.3%)
Arch Capital Group Ltd.*	223,100	12,214,725
Aspen Insurance Holdings Ltd.^	601,700	14,242,239
Assured Guaranty Ltd.	539,100	13,687,749
Bristol West Holdings, Inc.^	727,800	13,850,034
Scottish Annuity & Life Holdings Ltd.	735,300	18,051,615

		72,046,362

Real Estate (4.5%)
Alexandria Real Estate Equities, Inc. (REIT)	143,100	11,519,550
BioMed Realty Trust, Inc. (REIT)	735,600	17,948,640
Brandywine Realty Trust (REIT)	602,900	16,826,939
Corporate Office Properties Trust (REIT)	204,600	7,271,484
Cousins Properties, Inc. (REIT)	273,200	7,731,560
Lexington Corp. Properties Trust (REIT)	379,000	8,072,700
Mills Corp. (REIT)^	126,800	5,317,992

		74,688,865

Thrifts & Mortgage Finance (1.8%)
Bank Atlantic Bancorp, Inc., Class A^	922,000	12,908,000
Bankunited Financial Corp., Class A^	664,600	17,658,422

		30,566,422

Total Financials		351,820,928

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Health Care (10.5%)
Health Care Equipment & Supplies (3.7%)
Advanced Medical Optics, Inc.*	311,400	$13,016,520
Candela Corp.*^	655,000	9,458,200
Encore Medical Corp.*^	919,600	4,552,020
Matthews International Corp., Class A^	209,200	7,616,972
Symmetry Medical, Inc.*^	757,600	14,689,864
Syneron Medical Ltd.*	135,800	4,311,650
Wright Medical Group, Inc.*^	447,800	9,135,120

		62,780,346

Health Care Providers & Services (4.8%)
Alderwoods Group, Inc.*	727,700	11,548,599
Gentiva Health Services, Inc.*^	297,700	4,388,098
Hanger Orthopedic Group, Inc.*^‡	1,180,200	6,738,942
Kindred Healthcare, Inc.*^	495,060	12,752,745
LifePoint Hospitals, Inc.*	460,200	17,257,500
PSS World Medical, Inc.*^	850,700	12,624,388
Ventiv Health, Inc.*^	617,000	14,573,540

		79,883,812

Pharmaceuticals (2.0%)
BioScrip, Inc.*^	849,600	6,405,984
First Horizon Pharmaceutical Corp.*^	1,177,900	20,318,775
KV Pharmaceutical Co.*^	307,600	6,336,560

		33,061,319

Total Health Care.		175,725,477

Industrials (14.7%)
Aerospace & Defense (2.9%)
Applied Signal Technology, Inc.‡	644,800	14,636,960
DRS Technologies, Inc.^	211,400	10,870,188
Esterline Technologies Corp.*^	401,100	14,916,909
Ladish Co., Inc.*	395,801	8,846,152

		49,270,209

Air Freight & Logistics (1.1%)
Hub Group, Inc., Class A*^	184,800	6,532,680
Pacer International, Inc.^	444,300	11,578,458

		18,111,138

Airlines (0.6%)
Airtran Holdings, Inc.*^	613,900	9,840,817

Commercial Services & Supplies (4.8%)
Knoll, Inc.	896,100	15,332,271
Learning Tree International, Inc.*^	696,028	8,930,039
Tetra Tech, Inc.*^	700,600	10,978,402
United Rentals, Inc.*^	529,400	12,382,666
Waste Connections, Inc.*^	196,299	6,764,464
Watson Wyatt & Co. Holdings^	522,900	14,588,910
Wright Express Corp.*^	499,300	10,984,600

		79,961,352

Construction & Engineering (0.5%)
Perini Corp.*^	345,600	8,346,240

Electrical Equipment (1.4%)
Acuity Brands, Inc.^	297,300	9,454,140
Regal Beloit Corp.^	377,600	13,367,040

		22,821,180

Machinery (2.1%)
Columbus McKinnon Corp/NY*	472,400	10,383,352
Kennametal, Inc.^	222,500	11,356,400
Wabash National Corp.^	724,200	13,796,010

		35,535,762

Road & Rail (0.4%)
Swift Transportation Co., Inc.*	327,500	6,648,250

Transportation Infrastructure (0.9%)
American Commercial Lines, Inc.*	500,850	15,170,747

Total Industrials.		245,705,695

Information Technology (15.8%)
Communications Equipment (2.4%)
Avocent Corp.*	566,400	15,400,416
C-COR, Inc.*^	1,896,200	9,215,532
SafeNet, Inc.*^	484,700	15,617,034

		40,232,982

Computers & Peripherals (0.8%)
Dot Hill Systems Corp.*^	1,787,400	12,386,682

Electronic Equipment & Instruments (3.4%)
Benchmark Electronics, Inc.*^	518,900	17,450,607
Faro Technologies, Inc.*^	273,100	5,462,000
Photon Dynamics, Inc.*	409,700	7,489,316
Rogers Corp.*^	379,300	14,860,974
TTM Technologies, Inc.*^	1,280,100	12,032,940

		57,295,837

Internet Software & Services (1.1%)
Openwave Systems, Inc.*^	332,000	5,800,040
WebEx Communications, Inc.*^	566,900	12,262,047

		18,062,087

IT Services (1.2%)
BISYS Group, Inc.*	664,700	9,312,447
MPS Group, Inc.*^	808,300	11,049,461

		20,361,908

Semiconductors & Semiconductor Equipment (5.5%)
Actel Corp.*	940,400	11,971,292
ADE Corp.*^	390,200	9,388,212
Brooks Automation, Inc.*^	643,900	8,068,067
ChipMOS TECHNOLOGIES Bermuda Ltd.*^	1,164,600	6,754,680
Exar Corp.*	879,000	11,005,080
Integrated Device
Technology, Inc.*	1,765,800	23,273,244
Microsemi Corp.*^	352,700	9,755,682
Zoran Corp.*	726,300	11,773,323

		91,989,580

Software (1.4%)
Agile Software Corp.*^	2,035,500	12,172,290
Take-Two Interactive Software, Inc.*^	666,500	11,797,050

		23,969,340

Total Information Technology		264,298,416

Materials (6.7%)
Chemicals (1.8%)
Olin Corp.^	641,900	12,632,592
PolyOne Corp.*^	814,200	5,235,306
Westlake Chemical Corp.^	392,500	11,307,925

		29,175,823

Construction Materials (0.8%)
Texas Industries, Inc.^	272,400	13,576,416

Metals & Mining (4.1%)
Cleveland-Cliffs, Inc.^	101,800	9,016,426
Oregon Steel Mills, Inc.*^	306,800	9,026,056
Quanex Corp.	107,300	5,361,781
RBC Bearings Inc.*^	656,629	10,670,221

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)

RTI International Metals, Inc.*^	679,100	$25,771,845
Steel Dynamics, Inc.^	267,400	9,495,374

		69,341,703

Total Materials.		112,093,942

Telecommunication Services (0.8%)
Wireless Telecommunication Services (0.8%)
Wireless Facilities, Inc.*^	2,809,146	14,326,645

Total Telecommunication Services		14,326,645

Utilities (2.7%)
Electric Utilities (1.6%)
Cleco Corp.^	890,800	18,573,180
ITC Holdings Corp.^	292,500	8,216,325

		26,789,505

Gas Utilities (0.8%)
New Jersey Resources Corp.^	323,500	13,551,415

Multi-Utilities and Unregulated Power (0.3%)
Vectren Corp.^	196,600	5,339,656

Total Utilities		45,680,576

Total Common Stocks (97.7%) (Cost $1,523,822,624)		1,638,161,446

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (2.7%)
U.S. Treasury Bill
3.52%, 2/2/06^(o)(p)	$46,190,000	46,041,643

Short-Term Investments of Cash Collateral for Securities Loaned (9.5%)
Ajax Bambino Funding Ltd.
4.36%, 1/18/06	4,981,916	4,981,916
Bank of America Corp.
4.31%, 8/10/06 (l)	11,000,000	11,000,000
Bank of Nova Scotia New York
4.38%, 5/30/06 (l)	4,998,967	4,998,967
FIMAT USA, Inc.
4.27%, 1/3/06	50,000,000	50,000,000
General Electric Capital Corp.
4.34%, 3/29/06 (l)	7,999,987	7,999,987
4.36%, 5/12/06 (l)	2,002,060	2,002,060
Goldman Sachs Group LP
4.39%, 1/2/07 (l)	10,000,000	10,000,000
Merrill Lynch & Co.
4.23%, 10/19/06 (l)	6,000,000	6,000,000
New York Life Insurance Co.
4.40%, 3/30/06 (l)	9,000,000	9,000,000
Nomura Securities
4.29%, 1/3/06.	30,165,700	30,165,700
Nordeutsche Landesbank NY
4.40%, 3/30/06 (l)	8,998,478	8,998,478
Royal Bank of Canada
4.30%, 10/3/06 (l)	3,999,273	3,999,273
U.S. Bank NA
4.29%, 10/2/06 (l)	4,997,605	4,997,605
Wells Fargo & Co.
4.36%, 12/31/07 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		159,143,986

Total Short-Term Investments (12.2%) (Cost/Amortized Cost $205,188,644)		205,185,629

Total Investments (109.9%) (Cost/Amortized Cost $1,729,011,268)		1,843,347,075
Other Assets Less Liabilities (-9.9%)		(166,473,053)

Net Assets (100%)		$1,676,874,022

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

‡	Affiliated company as defined under the Investment Company Act of 1940.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

REIT	— Real Estate Investment Trust

Investments in companies which were affiliates for the year ended December 31, 2005, were as follows:

Securities	Market Value December 31, 2004	Purchases at Cost	Sales at Cost	Market Value December 31, 2005	Dividend Income	Realized Gain
Hanger Orthopedic Group, Inc	$1,236,870	$7,253,456	$—	$6,738,942	$—	$—
Applied Signal Technology, Inc	—	13,516,171	1,439,576	14,636,960	112,102	585,675

	$1,236,870	$20,769,627	$1,439,576	$21,375,902	$112,102	$585,675

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,577,353,300
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,286,035,095

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$165,193,579
Aggregate gross unrealized depreciation	(52,988,251)

Net unrealized appreciation	$112,205,328

Federal income tax cost of investments	$1,731,141,747

At December 31, 2005, the Portfolio had loaned securities with a total value of $156,673,790. This was secured by collateral of $159,143,986 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments. The remaining collateral of $1,862,642 was received in the form of short-term pooled securities, which the portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (31.2%)
Household Durables (4.7%)
Beazer Homes USA, Inc.	3,200	$233,088
Centex Corp.	7,300	521,877
Pulte Homes, Inc.	12,900	507,744
Ryland Group, Inc.	3,250	234,422

		1,497,131

Internet & Catalog Retail (13.5%)
Amazon.com, Inc.*	37,600	1,772,840
eBay, Inc.*	25,100	1,085,575
Expedia, Inc.*	29,900	716,404
IAC/InterActiveCorp.*	27,500	778,525

		4,353,344

Leisure Equipment & Products (2.7%)
Eastman Kodak Co.	37,200	870,480

Media (5.6%)
DIRECTV Group, Inc.*	46,300	653,756
Time Warner, Inc.	34,000	592,960
WPP Group plc	52,000	561,515

		1,808,231

Multiline Retail (2.7%)
Sears Holdings Corp.*	7,400	854,922

Specialty Retail (2.0%)
Home Depot, Inc.	16,200	655,776

Total Consumer Discretionary		10,039,884

Financials (14.2%)
Consumer Finance (1.9%)
Capital One Financial Corp.	7,200	622,080

Diversified Financial Services (6.2%)
Citigroup, Inc.	16,200	786,186
JPMorgan Chase & Co.	30,400	1,206,576

		1,992,762

Insurance (1.9%)
St. Paul Travelers Cos., Inc.	13,550	605,279

Thrifts & Mortgage Finance (4.2%)
Countrywide Financial Corp.	23,000	786,370
MGIC Investment Corp.	8,300	546,306

		1,332,676

Total Financials		4,552,797

Health Care (15.7%)
Health Care Providers & Services (14.3%)
Aetna, Inc.	11,000	1,037,410
Health Net, Inc.*	16,300	840,265
McKesson Corp.	18,000	928,620
UnitedHealth Group, Inc.	29,100	1,808,274

		4,614,569

Pharmaceuticals (1.4%)
Pfizer, Inc.	18,500	431,420

Total Health Care		5,045,989

Industrials (7.4%)
Building Products (0.5%)
Masco Corp.	5,100	153,969

Commercial Services & Supplies (1.7%)
Waste Management, Inc.	18,200	552,370

Industrial Conglomerates (5.2%)
Tyco International Ltd.	58,300	1,682,538

Total Industrials		2,388,877

Information Technology (16.1%)
Communications Equipment (1.0%)
Cisco Systems, Inc.*	19,500	333,840

Computers & Peripherals (4.1%)
Dell, Inc.*	9,200	275,908
Hewlett-Packard Co.	8,900	254,807
International Business Machines Corp.	4,800	394,560
Seagate Technology*	19,900	397,801

		1,323,076

Internet Software & Services (6.8%)
Google, Inc., Class A*	3,350	1,389,781
Yahoo!, Inc.*	20,000	783,600

		2,173,381

Software (4.2%)
Computer Associates International, Inc.	6,200	174,778
Electronic Arts, Inc.*	12,900	674,799
Intuit, Inc.*	9,600	511,680

		1,361,257

Total Information Technology		5,191,554

Telecommunication Services (9.5%)
Diversified Telecommunication Services (3.2%)
Qwest Communications International, Inc.*	180,100	1,017,565

Wireless Telecommunication Services (6.3%)
Sprint Nextel Corp.	87,400	2,041,664

Total Telecommunication Services		3,059,229

Utilities (4.1%)
Multi-Utilities and Unregulated Power (4.1%)
AES Corp.*	83,300	1,318,639

Total Utilities		1,318,639

Total Common Stocks (98.2%) (Cost $31,427,915)		31,596,969

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (10.0%)
JPMorgan Chase Nassau
3.68%, 1/3/06
(Amortized Cost $3,233,595)	$3,233,595	3,233,595

Total Investments (108.2%) (Cost/Amortized Cost $34,661,510)		34,830,564
Other Assets Less Liabilities (-8.2%)		(2,638,270)

Net Assets (100%)		$32,192,294

*	Non-income producing.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the period ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$31,450,392
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$21,431

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$471,223
Aggregate gross unrealized depreciation	(302,724)

Net unrealized appreciation	$168,499

Federal income tax cost of investments	$34,662,065

For the year ended December 31, 2005, the Portfolio incurred approximately $176 as brokerage commissions with Bernstein (Sanford C.) & Co. and $16 with Legg Mason Wood-Walker, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $41 which expires in the year 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (1.2%)
Asset-Backed Securities (0.9%)
Citibank Credit Card Issuance Trust, Series 05-A9 A9
5.100%, 11/20/17	$5,000,000	$5,035,155

Non-Agency (0.3%)
JP Morgan Chase Commercial Mortgage Securities Corp., Series 05-LDP1 A4
5.038%, 3/15/46 (l)	2,000,000	1,977,546

Total Asset-Backed and Mortgage-Backed Securities		7,012,701

Consumer Discretionary (5.2%)
Hotels, Restaurants & Leisure (0.7%)
McDonald’s Corp.
6.375%, 1/8/28	3,600,000	4,023,871

Household Durables (1.1%)
Centex Corp.
5.250%, 6/15/15	4,000,000	3,799,752
D.R. Horton, Inc.
5.625%, 1/15/16	3,000,000	2,860,488

		6,660,240

Leisure Equipment & Products (0.2%)
Brunswick Corp.
5.000%, 6/1/11	1,000,000	983,439

Media (1.6%)
Comcast Corp.
7.050%, 3/15/33	3,500,000	3,778,547
News America, Inc.
6.200%, 12/15/34	3,000,000	2,979,900
Time Warner, Inc.
7.700%, 5/1/32	2,500,000	2,811,648

		9,570,095

Multiline Retail (1.6%)
J.C. Penney Corp., Inc.
7.400%, 4/1/37	3,000,000	3,351,642
Target Corp.
7.000%, 7/15/31	5,300,000	6,424,549

		9,776,191

Total Consumer Discretionary		31,013,836

Consumer Staples (4.9%)
Beverages (0.8%)
Coca-Cola Enterprises Inc.
6.950%, 11/15/26	4,000,000	4,637,520

Food & Staples Retailing (0.8%)
American Stores Co.
8.000%, 6/1/26	2,000,000	2,092,704
Safeway, Inc.
7.250%, 2/1/31	2,500,000	2,697,695

		4,790,399

Food Products (3.3%)
Archer-Daniels-Midland Co.
5.375%, 9/15/35	4,300,000	4,124,422
ConAgra Foods, Inc.
8.250%, 9/15/30	3,000,000	3,705,456
Grand Metropolitan Investment Corp.
7.450%, 4/15/35	3,000,000	3,770,385
Hershey Co.
7.200%, 8/15/27	3,500,000	4,333,682
Kellogg Co.
7.450%, 4/1/31	2,800,000	3,459,910

		19,393,855

Total Consumer Staples		28,821,774

Energy (1.4%)
Energy Equipment & Services (0.6%)
Halliburton Co.
8.750%, 2/15/21	2,800,000	3,684,453

Oil & Gas (0.8%)
Anadarko Finance Co.
7.500%, 5/1/31	2,750,000	3,370,436
Texaco Capital, Inc.
9.750%, 3/15/20	1,000,000	1,467,043

		4,837,479

Total Energy		8,521,932

Financials (8.7%)
Capital Markets (1.1%)
Goldman Sachs Group, Inc.
5.125%, 1/15/15	7,000,000	6,920,837

Commercial Banks (2.9%)
Barclays Bank plc
6.278%, 12/31/49 (l)	2,000,000	2,013,780
First Union National Bank Of Florida
6.180%, 2/15/36	5,000,000	5,539,890
HSBC Holdings plc
7.625%, 5/17/32	1,000,000	1,245,851
Suntrust Bank
5.450%, 12/1/17	1,000,000	1,020,716
UBS/New York
7.750%, 9/1/26	2,000,000	2,543,416
Wachovia Corp.
5.500%, 8/1/35	5,000,000	4,871,550

		17,235,203

Consumer Finance (0.6%)
Capital One Financial Corp.
5.250%, 2/21/17	3,500,000	3,377,857

Diversified Financial Services (1.2%)
Associates Corp. of North America
6.950%, 11/1/18	1,000,000	1,151,181
General Electric Capital Corp.
6.750%, 3/15/32	5,000,000	5,869,255

		7,020,436

Insurance (2.4%)
Allstate Corp.
5.550%, 5/9/35	4,250,000	4,164,843
AMBAC Financial Group, Inc.
5.950%, 12/5/35	2,000,000	2,048,010
Liberty Mutual Group, Inc.
6.500%, 3/15/35	3,000,000	2,926,893
Lion Connecticut Holdings, Inc.
7.625%, 8/15/26	1,000,000	1,245,677
MBIA, Inc.
7.150%, 7/15/27	1,000,000	1,142,530
XL Capital Ltd.
6.375%, 11/15/24	3,000,000	3,077,832

		14,605,785

Real Estate (0.5%)
Simon Property Group LP
5.100%, 6/15/15	3,000,000	2,901,465

Total Financials		52,061,583

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Government Securities (57.2%)
Foreign Governments (0.2%)
Province of British Columbia
7.250%, 9/1/36	$1,000,000	$1,318,838

Municipal Bonds (0.3%)
Louisiana State Gas & Fuels Tax
5.000%, 5/1/35	1,000,000	1,030,750
Michigan State Building Authority
5.000%, 10/15/33	1,000,000	1,049,630

		2,080,380

U.S. Government Agencies (9.3%)
Federal Farm Credit Bank
6.890%, 9/12/25	10,750,000	13,189,594
Federal Home Loan Mortgage Corp.
4.375%, 7/17/15	22,000,000	21,271,426
Federal National Mortgage Association
6.625%, 11/15/30	16,850,000	20,776,589

		55,237,609

U.S. Treasuries (47.4%)
U.S. Treasury Bonds
8.125%, 8/15/19	24,000,000	32,559,384
7.875%, 2/15/21	60,700,000	82,148,891
6.875%, 8/15/25	42,400,000	54,603,229
6.250%, 5/15/30	4,600,000	5,712,984
5.375%, 2/15/31	47,125,000	52,934,617
Inflation Indexed
3.625%, 4/15/28	1,231,450	1,588,571
U.S. Treasury Notes
4.250%, 11/15/14	25,500,000	25,203,154
4.125%, 5/15/15	11,000,000	10,758,946
4.250%, 8/15/15	17,000,000	16,780,190

		282,289,966

Total Government Securities		340,926,793

Health Care (1.1%)
Health Care Providers & Services (0.6%)
Humana, Inc.
6.300%, 8/1/18	3,000,000	3,159,837

Pharmaceuticals (0.5%)
Wyeth
6.000%, 2/15/36	3,000,000	3,089,358

Total Health Care		6,249,195

Industrials (4.8%)
Aerospace & Defense (1.0%)
Boeing Co.
8.625%, 11/15/31	2,000,000	2,821,144
Lockheed Martin Corp.
7.650%, 5/1/16	2,700,000	3,216,572

		6,037,716

Air Freight & Logistics (0.9%)
CNF, Inc.
6.700%, 5/1/34	2,000,000	2,096,652
FedEx Corp.
7.500%, 1/15/18	1,687,030	1,897,773
United Parcel Service, Inc.
8.375%, 4/1/20	1,000,000	1,317,682

		5,312,107

Airlines (0.5%)
Southwest Airlines Co.
5.125%, 3/1/17	3,500,000	3,268,083

Commercial Services & Supplies (0.1%)
Deluxe Corp.
5.000%, 12/15/12	1,000,000	849,149

Industrial Conglomerates (1.1%)
Dover Corp.
5.375%, 10/15/35	3,000,000	2,945,088
Tyco International Group S.A.
6.875%, 1/15/29	3,200,000	3,487,814

		6,432,902

Road & Rail (1.2%)
Norfolk Southern Corp.
7.700%, 5/15/17	3,000,000	3,579,963
Union Pacific Corp.
5.375%, 5/1/14	3,260,000	3,297,177

		6,877,140

Total Industrials		28,777,097

Information Technology (1.9%)
Communications Equipment (0.5%)
Harris Corp.
5.000%, 10/1/15	3,000,000	2,898,711

Computers & Peripherals (1.0%)
International Business Machines Corp.
6.500%, 1/15/28	5,000,000	5,640,745

Electronic Equipment & Instruments (0.4%)
Arrow Electronics, Inc.
6.875%, 6/1/18	2,500,000	2,655,505

Total Information Technology		11,194,961

Materials (3.2%)
Chemicals (0.5%)
Eastman Chemical Co.
6.300%, 11/15/18	3,201,000	3,271,518

Metals & Mining (1.7%)
Alcan, Inc.
5.750%, 6/1/35	3,200,000	3,115,744
Barrick Gold Corp.
5.800%, 11/15/34	3,000,000	2,923,515
BHP Billiton Finance USA Ltd.
4.800%, 4/15/13	1,000,000	986,183
Placer Dome, Inc.
6.450%, 10/15/35	3,000,000	3,153,237

		10,178,679

Paper & Forest Products (1.0%)
Westvaco Corp.
8.200%, 1/15/30	2,000,000	2,342,392
Weyerhaeuser Co.
7.950%, 3/15/25	3,000,000	3,436,728

		5,779,120

Total Materials		19,229,317

Telecommunication Services (4.2%)
Diversified Telecommunication Services (3.1%)
AT&T Corp.
9.750%, 11/15/31	3,000,000	3,768,372
CenturyTel, Inc.
7.875%, 8/15/12	2,000,000	2,205,884
Deutsche Telekom International Finance BV
8.250%, 6/15/30	4,000,000	5,087,476
Sprint Capital Corp.
8.750%, 3/15/32	2,500,000	3,317,700
Verizon Global Funding Corp.
7.750%, 12/1/30	3,500,000	4,160,300

		18,539,732

Wireless Telecommunication Services (1.1%)
Motorola, Inc.
7.500%, 5/15/25	3,000,000	3,609,642

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Principal Amount	Value (Note 1)
U.S. Cellular Corp.
6.700%, 12/15/33	$3,000,000	$2,945,607

		6,555,249

Total Telecommunication Services		25,094,981

Utilities (4.0%)
Electric Utilities (3.0%)
Carolina Power & Light Co.
5.250%, 12/15/15	3,000,000	2,996,220
FirstEnergy Corp.
7.375%, 11/15/31	3,000,000	3,539,910
Florida Power & Light Co.
5.400%, 9/1/35	1,000,000	975,951
Hydro-Quebec
8.500%, 12/1/29	1,000,000	1,443,879
Northern States Power-Minnesota
5.250%, 7/15/35	3,000,000	2,884,287
Pacific Gas & Electric Co.
6.050%, 3/1/34	2,800,000	2,897,885
South Carolina Electric & Gas
5.250%, 11/1/18	3,000,000	3,000,876

		17,739,008

Gas Utilities (0.7%)
Kinder Morgan Energy Partners LP
5.000%, 12/15/13	1,000,000	974,480
South California Gas Co.
5.450%, 4/15/18	3,000,000	3,068,271

		4,042,751

Multi-Utilities & Unregulated Power (0.3%)
Dominion Resources, Inc.
5.950%, 6/15/35	2,000,000	1,952,174

Total Utilities		23,733,933

Total Long-Term Debt Securities (97.8%) (Cost $584,986,186)		582,638,103

SHORT-TERM INVESTMENTS:
Government Security (0.5%)
Federal Home Loan Bank
3.25%, 1/3/06 (o) (p)	3,000,000	2,999,187

Time Deposit (0.6%)
JPMorgan Chase Nassau
3.68%, 1/3/06	3,658,464	3,658,464

Total Short-Term Investments (1.1%) (Amortized Cost $6,657,651)		6,657,651

Total Investments (98.9%) (Cost/Amortized Cost $591,643,837)		589,295,754
Other Assets Less Liabilities (1.1%)		6,716,273

Net Assets (100%)		$596,012,027

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$327,054,863
U.S. Government securities	353,539,556

$680,594,419

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$92,918,807
U.S. Government securities	91,013,485

$183,932,292

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$5,291,427
Aggregate gross unrealized depreciation	(9,521,242)

Net unrealized depreciation	$(4,229,815)

Federal income tax cost of investments	$593,525,569

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (3.8%)
Automobiles (0.5%)
Harley-Davidson, Inc.	40	$2,060
Honda Motor Co., Ltd. (ADR)	6,670	193,230

		195,290

Household Durables (0.1%)
Newell Rubbermaid, Inc.	890	21,164

Internet & Catalog Retail (0.5%)
IAC/InterActiveCorp*.	6,850	193,924

Media (2.4%)
Comcast Corp., Special Class A*	12,710	326,520
Tribune Co.	10,860	328,623
Walt Disney Co.	11,080	265,588

		920,731

Textiles, Apparel & Luxury Goods (0.3%)
NIKE, Inc. Class B	1,380	119,770

Total Consumer Discretionary		1,450,879

Consumer Staples (16.2%)
Beverages (2.8%)
Coca-Cola Co.	1,870	75,380
Diageo Capital plc	8,050	469,315
PepsiCo, Inc.	8,890	525,221

		1,069,916

Food & Staples Retailing (3.7%)
CVS Corp.	6,210	164,068
Kroger Co.*	34,560	652,493
Safeway, Inc.	1,640	38,802
Wal-Mart Stores, Inc.	12,240	572,832

		1,428,195

Food Products (4.0%)
Campbell Soup Co.	15,850	471,855
General Mills, Inc.	2,340	115,409
H.J. Heinz Co.	4,300	144,996
Kraft Foods, Inc. Class A	28,230	794,392

		1,526,652

Household Products (5.7%)
Clorox Co.	5,420	308,344
Kimberly-Clark Corp.	9,340	557,131
Procter & Gamble Co.	22,784	1,318,738

		2,184,213

Total Consumer Staples		6,208,976

Energy (7.1%)
Energy Equipment & Services (2.8%)
Baker Hughes, Inc.	5,600	340,368
Schlumberger Ltd.	7,620	740,283

		1,080,651

Oil & Gas (4.3%)
El Paso Corp.	16,610	201,978
Exxon Mobil Corp.	25,880	1,453,679

		1,655,657

Total Energy		2,736,308

Financials (14.3%)
Capital Markets (1.9%)
Bank of New York Co., Inc.	17,730	564,700
Morgan Stanley	2,790	158,305

		723,005

Commercial Banks (3.4%)
Bank of America Corp.	13,000	599,950
Marshall & Ilsley Corp.	4,100	176,464
Mitsubishi UFJ Financial (ADR)	16,820	230,266
PNC Financial Services Group, Inc.	2,830	174,979
SunTrust Banks, Inc.	40	2,910
Wachovia Corp.	1,980	104,663

		1,289,232

Diversified Financial Services (3.5%)
Citigroup, Inc.	13,150	638,170
JPMorgan Chase & Co.	17,260	685,049

		1,323,219

Insurance (5.2%)
ACE Ltd.	4,580	244,755
Aflac, Inc.	7,440	345,365
American International Group, Inc.	9,620	656,373
Hartford Financial Services Group, Inc.	4,060	348,713
Marsh & McLennan Cos., Inc.	1,260	40,018
MetLife, Inc.	1,250	61,250
XL Capital Ltd., Class A	4,690	316,012

		2,012,486

Thrifts & Mortgage Finance (0.3%)
Freddie Mac	1,730	113,055

Total Financials		5,460,997

Health Care (16.9%)
Biotechnology (1.0%)
Biogen Idec, Inc.*	1,910	86,580
MedImmune, Inc.*	8,330	291,717

		378,297

Health Care Equipment & Supplies (2.4%)
Baxter International, Inc.	15,400	579,810
Medtronic, Inc.	6,300	362,691

		942,501

Pharmaceuticals (13.5%)
GlaxoSmithKline plc (ADR)	23,200	1,171,136
Johnson & Johnson	5,600	336,560
Merck & Co., Inc.	6,070	193,087
Novartis AG (ADR)	17,260	905,805
Pfizer, Inc.	43,600	1,016,752
Schering-Plough Corp.	12,150	253,327
Teva Pharmaceutical Industries Ltd. (ADR)	9,790	421,068
Wyeth	18,810	866,576

		5,164,311

Total Health Care		6,485,109

Industrials (14.2%)
Aerospace & Defense (2.7%)
Boeing Co.	1,120	78,669
General Dynamics Corp.	2,760	314,778
Honeywell International, Inc.	7,690	286,452
Raytheon Co.	9,000	361,350

		1,041,249

Commercial Services & Supplies (1.1%)
Waste Management, Inc.	14,300	434,005

Construction & Engineering (1.0%)
Fluor Corp.	4,800	370,848

Electrical Equipment (2.0%)
Emerson Electric Co.	10,070	752,229

Industrial Conglomerates (1.9%)
General Electric Co.	21,360	748,668

Machinery (4.6%)
Caterpillar, Inc.	7,390	426,920
Deere & Co.	4,720	321,479
Eaton Corp.	3,040	203,954
Pall Corp.	8,170	219,446
Parker Hannifin Corp.	8,880	585,725

		1,757,524

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Road & Rail (0.9%)
Union Pacific Corp.	4,280	$344,583

Total Industrials		5,449,106

Information Technology (7.8%)
Communications Equipment (1.5%)
Motorola, Inc.	26,520	599,087

Computers & Peripherals (1.9%)
Hewlett-Packard Co.	19,000	543,970
Sun Microsystems, Inc.*	43,970	184,234

		728,204

IT Services (2.7%)
Automatic Data Processing, Inc.	16,310	748,466
Electronic Data Systems Corp.	11,570	278,143

		1,026,609

Software (1.7%)
Microsoft Corp.	24,970	652,965

Total Information Technology		3,006,865

Materials (7.3%)
Chemicals (2.0%)
Monsanto Co.	4,650	360,514
Potash Corp. of Saskatchewan, Inc. (Toronto Exchange)	730	58,561
Praxair, Inc.	6,950	368,072

		787,147

Metals & Mining (3.4%)
Barrick Gold Corp.	19,150	533,711
Newmont Mining Corp.	14,120	754,008

		1,287,719

Paper & Forest Products (1.9%)
International Paper Co.	21,800	732,698

Total Materials		2,807,564

Telecommunication Services (4.8%)
Diversified Telecommunication Services (3.9%)
AT&T, Inc.	25,750	630,618
BellSouth Corp.	13,420	363,682
Verizon Communications, Inc.	16,750	504,510

		1,498,810

Wireless Telecommunication Services (0.9%)
Sprint Nextel Corp.	14,240	332,646

Total Telecommunication Services		1,831,456

Utilities (1.6%)
Electric Utilities (1.6%)
Ameren Corp.	1,910	97,868
PG&E Corp.	4,250	157,760
Progress Energy, Inc.	3,490	153,281
Southern Co.	5,520	190,606

Total Utilities		599,515

Total Common Stocks (94.0%) (Cost $35,004,968)		36,036,775

INVESTMENT COMPANY:
Exchange Traded Fund (1.6%)
iShares MSCI Japan Index Fund (Cost $545,931)	46,110	623,407

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (4.3%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $1,637,864)	$1,637,864	1,637,864

Total Investments (99.9%) (Cost/Amortized Cost $37,188,763)		38,298,046
Other Assets Less Liabilities (0.1%)		40,006

Net Assets (100%)		$38,338,052

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the period ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$38,859,943
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,334,081

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,579,815
Aggregate gross unrealized depreciation	(504,072)

Net unrealized appreciation	$1,075,743

Federal Income tax cost of investments	$37,222,303

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (2.6%)
Media (1.6%)
Comcast Corp., Special Class A*	9,840	$252,790
Walt Disney Co.	8,040	192,719

		445,509

Textiles, Apparel & Luxury Goods (1.0%)
NIKE, Inc., Class B	3,108	269,743

Total Consumer Discretionary		715,252

Consumer Staples (17.7%)
Beverages (4.0%)
Coca-Cola Co.	4,055	163,457
Diageo plc (Sponsored ADR)	6,670	388,861
PepsiCo, Inc.	9,006	532,074

		1,084,392

Food & Staples Retailing (4.4%)
CVS Corp.	8,139	215,032
Kroger Co.*	19,411	366,480
Wal-Mart Stores, Inc.	10,608	496,454
Walgreen Co.	2,375	105,118

		1,183,084

Food Products (3.2%)
Campbell Soup Co.	11,202	333,483
H.J. Heinz Co.	3,398	114,581
Kraft Foods, Inc., Class A	14,622	411,463

		859,527

Household Products (6.1%)
Clorox Co.	3,086	175,562
Colgate-Palmolive Co.	7,756	425,417
Kimberly-Clark Corp.	2,657	158,490
Procter & Gamble Co.	15,745	911,321

		1,670,790

Total Consumer Staples		4,797,793

Energy (6.2%)
Energy Equipment & Services (2.6%)
Baker Hughes, Inc.	4,762	289,434
Schlumberger Ltd.	4,225	410,459

		699,893

Oil & Gas (3.6%)
Chevron Corp.	5,039	286,064
ConocoPhillips	2,112	122,876
Exxon Mobil Corp.	10,013	562,431

		971,371

Total Energy		1,671,264
Financials (10.6%)
Capital Markets (0.7%)
Bank of New York Co., Inc.	5,746	183,010

Commercial Banks (2.3%)
Bank of America Corp.	6,118	282,346
SunTrust Banks, Inc.	903	65,702
Wachovia Corp.	3,233	170,897
Wells Fargo & Co.	1,604	100,779

		619,724

Consumer Finance (0.3%)
American Express Co.	1,492	76,778

Diversified Financial Services (1.9%)
Citigroup, Inc.	6,456	313,309
JPMorgan Chase & Co.	5,201	206,428

		519,737

Insurance (5.4%)
Aflac, Inc.	5,974	277,313
American International Group, Inc.	7,816	533,286
Hartford Financial Services Group, Inc.	4,004	343,904
Marsh & McLennan Cos., Inc.	4,336	137,711
XL Capital Ltd., Class A	2,734	184,217

		1,476,431

Total Financials		2,875,680

Health Care (23.5%)
Biotechnology (3.5%)
Genzyme Corp.*	4,297	304,142
Gilead Sciences, Inc.*	3,917	206,152
ImClone Systems, Inc.*	6,489	222,183
MedImmune, Inc.*	5,797	203,011

		935,488

Health Care Equipment & Supplies (5.2%)
Baxter International, Inc.	10,671	401,763
Medtronic, Inc.	8,439	485,833
St. Jude Medical, Inc.*	5,165	259,283
Zimmer Holdings, Inc.*	4,013	270,637

		1,417,516

Health Care Providers & Services (3.7%)
CIGNA Corp.	1,748	195,251
Medco Health Solutions, Inc.*	2,428	135,482
UnitedHealth Group, Inc.	6,220	386,511
WellPoint, Inc.*	3,549	283,175

		1,000,419

Pharmaceuticals (11.1%)
Abbott Laboratories	9,735	383,851
Bristol-Myers Squibb Co.	10,637	244,438
GlaxoSmithKline plc (ADR)	7,400	373,552
Johnson & Johnson	6,838	410,964
Novartis AG (ADR)	10,128	531,518
Pfizer, Inc.	20,648	481,511
Wyeth	12,675	583,937

		3,009,771

Total Health Care		6,363,194

Industrials (11.8%)
Aerospace & Defense (3.1%)
General Dynamics Corp.	2,937	334,965
Honeywell International, Inc.	3,736	139,166
Lockheed Martin Corp.	2,059	131,014
Raytheon Co.	5,735	230,260

		835,405

Air Freight & Logistics (0.5%)
United Parcel Service, Inc., Class B	1,694	127,304

Construction & Engineering (0.6%)
Fluor Corp.	2,033	157,070

Electrical Equipment (1.6%)
Emerson Electric Co.	5,819	434,679

Industrial Conglomerates (3.3%)
General Electric Co.	25,933	908,952

Machinery (2.0%)
Caterpillar, Inc.	2,471	142,750
Deere & Co.	2,131	145,142
Parker-Hannifin Corp.	4,029	265,753

		553,645

Road & Rail (0.7%)
Union Pacific Corp.	2,412	194,190

Total Industrials		3,211,245

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Information Technology (12.2%)
Communications Equipment (4.5%)
Corning, Inc.*	17,339	$340,884
Motorola, Inc.	20,503	463,163
QUALCOMM, Inc.	9,785	421,538

		1,225,585

Computers & Peripherals (2.2%)
Dell, Inc.*	4,520	135,555
EMC Corp.*	4,826	65,730
Hewlett-Packard Co.	9,535	272,987
International Business Machines Corp.	1,575	129,465

		603,737

IT Services (1.5%)
Automatic Data Processing, Inc.	9,002	413,102

Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp.	8,907	222,319
Texas Instruments, Inc.	5,188	166,379

		388,698

Software (2.6%)
Microsoft Corp.	23,056	602,914
Oracle Corp.*	7,224	88,205

		691,119

Total Information Technology		3,322,241

Materials (5.5%)
Chemicals (3.1%)
Monsanto Co.	6,588	510,768
Potash Corp. of Saskatchewan, Inc. (Toronto Exchange)	1,042	83,589
Praxair, Inc.	4,631	245,258

		839,615

Metals & Mining (2.4%)
Barrick Gold Corp.	6,422	178,981
Newmont Mining Corp.	8,605	459,507

		638,488

Total Materials		1,478,103

Telecommunication Services (2.8%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	11,699	286,508
BellSouth Corp.	6,001	162,627
Verizon Communications, Inc.	5,933	178,702

		627,837

Wireless Telecommunication Services (0.5%)
Sprint Nextel Corp.	5,655	132,101

Total Telecommunication Services		759,938

Utilities (2.8%)
Electric Utilities (2.8%)
PG&E Corp.	7,810	289,907
Progress Energy, Inc.	4,630	203,349
Southern Co.	7,537	260,253

Total Utilities		753,509

Total Common Stocks (95.7%) (Cost $25,325,917)		25,948,219

INVESTMENT COMPANY:
Exchange Traded Fund (1.0%)
iShares MSCI Japan Index Fund (Cost $272,601)	20,472	276,782

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (5.1%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $1,392,005)	$1,392,005	$1,392,005

Total Investments (101.8%) (Cost/Amortized Cost $26,990,523)		27,617,006
Other Assets Less Liabilities (-1.8%)		(494,406)

Net Assets (100%)		$27,122,600

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the period ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$29,057,716
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,552,942

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,033,628
Aggregate gross unrealized depreciation	(421,186)

Net unrealized appreciation	$612,442

Federal income tax cost of investments	$27,004,564

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.5%)
Auto Components (0.8%)
Dana Corp.	143,662	$1,031,493

Distributors (2.0%)
Genuine Parts Co.	56,600	2,485,872

Hotels, Restaurants & Leisure (2.1%)
Brinker International, Inc.	52,100	2,014,186
Yum! Brands, Inc.	11,700	548,496

		2,562,682

Household Durables (4.5%)
American Greetings Corp., Class A	54,800	1,203,956
Newell Rubbermaid, Inc.	59,100	1,405,398
Snap-On, Inc.	56,000	2,103,360
Tupperware Brands Corp.	36,000	806,400

		5,519,114

Media (5.4%)
Clear Channel Communications, Inc.	30,800	968,660
Interpublic Group of Cos., Inc.*	229,200	2,211,780
R.H. Donnelley Corp.*	31,500	1,941,030
Westwood One, Inc.	94,100	1,533,830

		6,655,300

Multiline Retail (1.3%)
Federated Department Stores, Inc.	24,970	1,656,260

Specialty Retail (2.6%)
Foot Locker, Inc.	92,000	2,170,280
OfficeMax, Inc.	40,100	1,016,936

		3,187,216

Textiles, Apparel & Luxury Goods (0.8%)
Tommy Hilfiger Corp.*	61,800	1,003,632

Total Consumer Discretionary		24,101,569

Consumer Staples (3.8%)
Food & Staples Retailing (1.9%)
Kroger Co.*	58,100	1,096,928
Safeway, Inc.	51,200	1,211,392

		2,308,320

Food Products (1.9%)
Archer-Daniels-Midland Co.	42,500	1,048,050
ConAgra Foods, Inc.	24,500	496,860
Dean Foods Co.*.	20,500	772,030
Treehouse Foods, Inc.*	3,680	68,890

		2,385,830

Total Consumer Staples		4,694,150

Energy (6.1%)
Energy Equipment & Services (4.1%)
GlobalSantaFe Corp.	56,600	2,725,290
Halliburton Co.	38,500	2,385,460

		5,110,750

Oil & Gas (2.0%)
EOG Resources, Inc.	32,900	2,413,873

Total Energy		7,524,623

Financials (13.3%)
Insurance (10.6%)
ACE Ltd.	24,200	1,293,248
Conseco, Inc.*	76,900	1,781,773
Everest Reinsurance Group Ltd.	21,600	2,167,560
Genworth Financial, Inc., Class A	45,300	1,566,474
PartnerReinsurance Ltd.	35,200	2,311,584
Safeco Corp.	30,700	1,734,550
XL Capital Ltd., Class A	32,600	2,196,588

		13,051,777

Real Estate (1.6%)
Healthcare Realty Trust, Inc. (REIT)	3,800	126,426
Host Marriott LP (REIT)	97,600	1,849,520

		1,975,946

Thrifts & Mortgage Finance (1.1%)
PMI Group, Inc.	34,700	1,425,129

Total Financials		16,452,852

Health Care (6.5%)
Health Care Equipment & Supplies (1.4%)
Bausch & Lomb, Inc.	25,500	1,731,450

Health Care Providers & Services (1.1%)
Aetna, Inc.	14,500	1,367,495

Pharmaceuticals (4.0%)
King Pharmaceuticals, Inc.*	156,400	2,646,288
Mylan Laboratories, Inc.	112,800	2,251,488

		4,897,776

Total Health Care		7,996,721

Industrials (9.2%)
Commercial Services & Supplies (2.2%)
R.R. Donnelley & Sons Co. (New York Exchange)	78,100	2,671,801

Electrical Equipment (1.5%)
Hubbell, Inc., Class B	40,400	1,822,848

Machinery (3.9%)
CNH Global N.V.	20,000	370,800
Cummins, Inc.	21,600	1,938,168
Timken Co.	80,400	2,574,408

		4,883,376

Trading Companies & Distributors (1.6%)
Grainger (W.W.), Inc.	28,000	1,990,800

Total Industrials		11,368,825

Information Technology (11.6%)
Communications Equipment (4.7%)
ADC Telecommunications, Inc.*	70,800	1,581,672
Avaya, Inc.*	155,400	1,658,118
JDS Uniphase Corp.*	548,900	1,295,404
Tellabs, Inc.*	115,200	1,255,680

		5,790,874

Internet Software & Services (1.5%)
McAfee, Inc.*	68,600	1,861,118

IT Services (2.4%)
Sabre Holdings Corp., Class A	126,200	3,042,682

Software (3.0%)
Cadence Design Systems, Inc.*	138,900	2,350,188
Sybase, Inc.*	60,900	1,331,274

		3,681,462

Total Information Technology		14,376,136

Materials (16.0%)
Chemicals (8.4%)
Chemtura Corp.	137,000	1,739,900
Eastman Chemical Co.	57,000	2,940,630
Monsanto Co.	27,800	2,155,334
Mosaic Co.*	142,400	2,083,312
Potash Corp. of Saskatchewan, Inc.	18,500	1,484,070

		10,403,246

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Containers & Packaging (4.5%)
Ball Corp.	63,600	$2,526,192
Pactiv Corp.*	135,300	2,976,600

		5,502,792

Paper & Forest Products (3.1%)
Bowater, Inc.	53,900	1,655,808
MeadWestvaco Corp.	76,600	2,147,098

		3,802,906

Total Materials		19,708,944

Telecommunication Services (3.3%)
Diversified Telecommunication Services (3.3%)
CenturyTel, Inc.	39,600	1,313,136
Panamsat Corp.	33,300	815,850
Qwest Communications International, Inc.*	336,600	1,901,790

Total Telecommunication Services		4,030,776

Utilities (7.6%)
Electric Utilities (3.9%)
Ameren Corp.	47,100	2,413,404
Northeast Utilities	89,900	1,770,131
Puget Energy, Inc.	30,300	618,726

		4,802,261

Gas Utilities (2.1%)
NiSource, Inc.	90,700	1,892,002
Southwest Gas Corp	26,300	694,320

		2,586,322

Multi-Utilities & Unregulated Power (1.6%)
CMS Energy Corp.*	137,800	1,999,478

Total Utilities		9,388,061

Total Common Stocks (96.9%) (Cost $117,249,976)		119,642,657

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (7.2%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $8,916,732)	$8,916,732	8,916,732

Total Investments (104.1%) (Cost/Amortized Cost $126,166,708)		128,559,389
Other Assets Less Liabilities (-4.1%)		(5,009,268)

Net Assets (100%)		$123,550,121

*	Non-income producing.

Glossary:

REIT — Real Estate Investment Trust

Investment security transactions for the period ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$125,905,884
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$10,253,940

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,465,730
Aggregate gross unrealized depreciation	(3,078,784)

Net unrealized appreciation	$2,386,946

Federal income tax cost of investments	$126,172,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.2%)
Automobiles (3.0%)
Toyota Motor Corp. (ADR)^	789,187	$82,564,744

Hotels, Restaurants & Leisure (6.6%)
Four Seasons Hotels, Inc.^	279,041	13,882,290
MGM MIRAGE*^	2,157,500	79,115,525
Starbucks Corp.*	1,369,390	41,095,394
Wynn Resorts Ltd.*^	866,440	47,524,234
Yum! Brands, Inc.	25,269	1,184,611

		182,802,054

Household Durables (2.5%)
KB Home^	8,291	602,424
Lennar Corp., Class A^	1,123,496	68,555,726
MDC Holdings, Inc.^	9,276	574,926
Toll Brothers, Inc.*^	7,620	263,957

		69,997,033

Multiline Retail (0.0%)
Target Corp.	20,078	1,103,688

Specialty Retail (7.1%)
Home Depot, Inc.	1,834,201	74,248,456
Lowe’s Cos., Inc.^	1,836,421	122,415,824

		196,664,280

Total Consumer Discretionary		533,131,799

Consumer Staples (4.9%)
Food & Staples Retailing (0.8%)
CVS Corp.	849,312	22,438,823
Walgreen Co.	9,888	437,643

		22,876,466

Household Products (4.1%)
Procter & Gamble Co.	1,963,008	113,618,903

Total Consumer Staples		136,495,369

Energy (3.0%)
Energy Equipment & Services (3.0%)
Halliburton Co.^	105,338	6,526,742
Schlumberger Ltd.^	793,400	77,078,810

Total Energy		83,605,552

Financials (19.7%)
Capital Markets (11.0%)
Goldman Sachs Group, Inc.	1,037,852	132,544,079
Lehman Brothers Holdings, Inc.^	618,009	79,210,214
UBS AG (Registered)^	1,006,729	95,790,264

		307,544,557

Commercial Banks (0.0%)
UCBH Holdings, Inc.^	11,977	214,149

Consumer Finance (3.0%)
SLM Corp.	1,512,762	83,338,059

Diversified Financial Services (3.7%)
Chicago Mercantile Exchange
Holdings, Inc.^	278,284	102,266,587

Real Estate (0.0%)
St. Joe Co.^	6,598	443,517

Thrifts & Mortgage Finance (2.0%)
Countrywide Financial Corp.^	1,621,442	55,437,102

Total Financials		549,243,971

Health Care (21.3%)
Biotechnology (9.1%)
Amgen, Inc.*	848,929	66,946,541
Genentech, Inc.*^	2,019,133	186,769,802
Genzyme Corp.*	7,128	504,520

		254,220,863

Health Care Equipment & Supplies (4.0%)
Medtronic, Inc.	658,561	37,913,357
Zimmer Holdings, Inc.*	1,085,484	73,205,041

		111,118,398

Health Care Providers & Services (8.2%)
Quest Diagnostics, Inc.	19,750	1,016,730
UnitedHealth Group, Inc.^	3,629,636	225,545,581

		226,562,311

Total Health Care		591,901,572

Industrials (15.3%)
Aerospace & Defense (1.3%)
General Dynamics Corp.	9,701	1,106,399
Lockheed Martin Corp.	562,389	35,784,812

		36,891,211

Air Freight & Logistics (3.4%)
FedEx Corp.	923,765	95,508,064

Industrial Conglomerates (3.7%)
General Electric Co.	2,933,641	102,824,117

Machinery (3.1%)
Caterpillar, Inc.	1,515,304	87,539,112

Road & Rail (3.8%)
Burlington Northern Santa Fe Corp.^	1,098,259	77,778,702
Union Pacific Corp.	332,282	26,752,024

		104,530,726

Total Industrials		427,293,230

Information Technology (15.0%)
Communications Equipment (6.1%)
Motorola, Inc.	4,151,934	93,792,189
QUALCOMM, Inc.	1,795,738	77,360,393

		171,152,582

Computers & Peripherals (6.0%)
Apple Computer, Inc.*	2,322,591	166,971,067

Internet Software & Services (2.9%)
Google, Inc., Class A*	191,978	79,643,993

Total Information Technology		417,767,642

Materials (0.8%)
Chemicals (0.8%)
Air Products & Chemicals, Inc.^	387,342	22,926,773

Total Materials		22,926,773

Total Common Stocks (99.2%) (Cost $2,237,838,169)		2,762,365,908

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (7.8%)
Allstate Life Insurance
4.37%, 1/30/07 (l)	$15,000,000	15,000,000
Bank of Nova Scotia New York
4.38%, 5/30/06 (l)	9,997,933	9,997,933
Barclays New York
4.30%, 8/30/06 (l)	9,998,506	9,998,506

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Principal Amount	Value (Note 1)
Dorada Finance, Inc.
4.30%, 8/3/06 (l)	$3,996,762	$3,996,762
General Electric Capital Corp.
4.34%, 3/29/06 (l)	2,500,307	2,500,307
Goldman Sachs Group, Inc.
4.41%, 12/28/07 (l)	5,000,000	5,000,000
Morgan Stanley
4.43%, 1/2/07 (l)	5,000,000	5,000,000
Nomura Securities
4.29%, 1/3/06	130,374,304	130,374,304
Royal Bank of Canada
4.30%, 10/3/06 (l)	9,998,184	9,998,184
Travelers Insurance Co.
4.50%, 12/15/06 (l)	12,000,000	12,000,000
Wells Fargo Bank/San Francisco
4.30%, 12/1/06 (l)	12,500,000	12,500,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		216,365,996

Time Deposit (2.5%)
JPMorgan Chase Nassau
3.68%, 1/3/06	70,062,329	70,062,329

Total Short-Term Investments (10.3%) (Amortized Cost $286,428,325)		286,428,325

Total Investments (109.5%) (Cost/Amortized Cost $2,524,266,494)		3,048,794,233
Other Assets Less Liabilities (-9.5%)		(265,174,984)

Net Assets (100%)		$2,783,619,249

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,085,021,981
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,386,846,501

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$537,847,389
Aggregate gross unrealized depreciation	(18,000,233)

Net unrealized appreciation	$519,847,156

Federal income tax cost of investments	$2,528,947,077

At December 31, 2005, the Portfolio had loaned securities with a total value of $213,339,414. This was secured by collateral of $216,365,996 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $8,660 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer

The Portfolio has a net capital loss carryforward of $16,132,428, of which $9,961,545 expires in the year 2008, $6,170,883 expires in the year 2009.

Included in the capital loss carryforward amounts at December 31, 2005 are $16,132,428 of losses acquired from EQ/Enterprise Capital Appreciation as a result of a tax free reorganization that occurred during the year 2005. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized capital loss carryforward of $4,604,290 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.9%)
Hotels, Restaurants & Leisure (1.5%)
McDonald’s Corp.	1,272,820	$42,919,490

Household Durables (2.0%)
Koninklijke (Royal) Philips Electronics N.V. (N.Y. Shares)	1,803,800	56,098,180

Media (4.6%)
Comcast Corp., Class A*	5,500	142,780
Comcast Corp., Special Class A*^	1,238,600	31,819,634
Time Warner, Inc.	3,854,610	67,224,399
Walt Disney Co.	1,190,100	28,526,697

		127,713,510

Specialty Retail (3.8%)
Foot Locker, Inc.^	2,545,200	60,041,268
Gap, Inc.	2,609,700	46,035,108

		106,076,376

Total Consumer Discretionary		332,807,556

Consumer Staples (6.8%)
Beverages (1.5%)
Coca-Cola Enterprises, Inc.^	2,256,700	43,260,939

Food Products (3.2%)
General Mills, Inc.	1,032,300	50,913,036
Unilever N.V. (N.Y. Shares)	549,100	37,695,715

		88,608,751

Household Products (2.1%)
Kimberly-Clark Corp.	966,920	57,676,778

Total Consumer Staples		189,546,468

Energy (8.0%)
Energy Equipment & Services (4.6%)
Diamond Offshore Drilling, Inc.^	538,800	37,478,928
GlobalSantaFe Corp.^	1,542,700	74,281,005
Rowan Cos., Inc.	524,800	18,703,872

		130,463,805

Oil & Gas (3.4%)
Anadarko Petroleum Corp.^	232,600	22,038,850
Exxon Mobil Corp.	1,289,190	72,413,802

		94,452,652

Total Energy		224,916,457

Financials (27.5%)
Capital Markets (7.3%)
Bank of New York Co., Inc.	2,353,600	74,962,160
Mellon Financial Corp.	1,139,300	39,021,025
Morgan Stanley	1,614,100	91,584,034

		205,567,219

Commercial Banks (3.9%)
Bank of America Corp.^	1,432,700	66,119,105
U.S. Bancorp^	2,500	74,725
Wachovia Corp.	794,900	42,018,414
Wells Fargo & Co.	2,250	141,368

		108,353,612

Consumer Finance (1.2%)
MBNA Corp.	1,200,000	32,580,000

Diversified Financial Services (5.5%)
Citigroup, Inc.	1,020,717	49,535,396
JPMorgan Chase & Co.	2,668,390	105,908,399

		155,443,795

Insurance (9.6%)
ACE Ltd.	440	23,514
American International Group, Inc.	1,417,800	96,736,494
Genworth Financial, Inc., Class A^	1,845,600	63,820,848
St. Paul Travelers Cos., Inc.	2,023,738	90,400,376
XL Capital Ltd., Class A^	295,900	19,937,742

		270,918,974

Total Financials		772,863,600

Health Care (8.2%)
Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	1,008,350	37,964,378

Pharmaceuticals (6.9%)
AstraZeneca plc (ADR)	990,700	48,148,020
GlaxoSmithKline plc (ADR)	1,044,200	52,711,216
Pfizer, Inc.	2,320,670	54,118,024
Schering-Plough Corp.^	1,857,000	38,718,450

		193,695,710

Total Health Care		231,660,088

Industrials (11.7%)
Aerospace & Defense (4.9%)
Honeywell International, Inc.	796,500	29,669,625
Northrop Grumman Corp.^	646,000	38,831,060
Raytheon Co.	1,715,800	68,889,370

		137,390,055

Industrial Conglomerates (4.7%)
General Electric Co.	1,751,300	61,383,065
Tyco International Ltd.	2,455,900	70,877,274

		132,260,339

Machinery (0.8%)
Deere & Co.	335,700	22,864,527

Road & Rail (1.3%)
Norfolk Southern Corp.	812,600	36,428,858

Total Industrials		328,943,779

Information Technology (11.8%)
Communications Equipment (1.3%)
Motorola, Inc.	1,561,020	35,263,442

Computers & Peripherals (5.1%)
Hewlett-Packard Co.	1,424,657	40,787,930
International Business Machines Corp.	609,960	50,138,712
Sun Microsystems, Inc.*^	12,802,300	53,641,637

		144,568,279

IT Services (0.8%)
Unisys Corp.*^	3,990,900	23,266,947

Semiconductors & Semiconductor Equipment (3.2%)
Applied Materials, Inc.	1,659,320	29,768,200
LSI Logic Corp.*^	5,472,300	43,778,400
Novellus Systems, Inc.*	649,200	15,658,704

		89,205,304

Software (1.4%)
BEA Systems, Inc.*^	3,023,300	28,419,020
Borland Software Corp.*^	1,496,700	9,773,451

		38,192,471

Total Information Technology		330,496,443

Materials (6.2%)
Chemicals (2.8%)
Dow Chemical Co.	2,500	109,550
DuPont (E.I.) de Nemours & Co.^	1,841,150	78,248,875

		78,358,425

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Metals & Mining (0.6%)
Cameco Corp.	2,100	$133,119
Freeport-McMoRan Copper & Gold, Inc., Class B^	338,000	18,184,400

		18,317,519

Paper & Forest Products (2.8%)
International Paper Co.^	2,342,300	78,724,703

Total Materials		175,400,647

Telecommunication Services (4.8%)
Diversified Telecommunication Services (3.6%)
AT&T, Inc.^	1,483,100	36,321,119
BellSouth Corp.^	1,132,910	30,701,861
Verizon Communications, Inc.	1,125,300	33,894,036

		100,917,016

Wireless Telecommunication Services (1.2%)
Sprint Nextel Corp.	1,421,500	33,206,240

Total Telecommunication Services		134,123,256

Utilities (0.0%)
Electric Utilities (0.0%)
Consolidated Edison, Inc.^	1,600	74,128
Entergy Corp.	900	61,785
Progress Energy, Inc.^	610	26,791
Southern Co.	1,000	34,530

		197,234

Multi-Utilities & Unregulated Power (0.0%)
Dominion Resources, Inc.	960	74,112

Total Utilities		271,346

Total Common Stocks (96.9%) (Cost $2,525,321,210)		2,721,029,640

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.4%)
CC USA, Inc.
4.30%, 8/3/06 (l)	$9,001,335	9,001,335
CDC Financial Products, Inc.
4.35%, 1/30/06 (l)	15,000,000	15,000,000
Citigroup Global Markets, Inc.
4.32%, 1/6/06 (l)	10,000,000	10,000,000
Dorada Finance, Inc.
4.30%, 8/3/06 (l)	4,995,952	4,995,952
General Electric Capital Corp.
4.34%, 3/29/06 (l)	13,001,595	13,001,595
4.36%, 5/12/06 (l)	4,004,119	4,004,119
Goldman Sachs Group LP
4.39%, 1/2/07 (l)	10,000,000	10,000,000
Metropolitan Life Global Funding
4.56%, 3/17/06 (l)	4,999,495	4,999,495
Morgan Stanley
4.43%, 1/2/07 (l)	10,000,000	10,000,000
4.57%, 12/31/07 (l)	5,000,000	5,000,000
National City Bank/Cleveland
4.36%, 12/5/07 (l)	4,999,278	4,999,278
New York Life Insurance Co.
4.40%, 3/30/06 (l)	4,000,000	4,000,000
Nomura Securities
4.29%, 1/3/06	56,581,104	56,581,104

Total Short-Term Investments of Cash Collateral for Securities Loaned		151,582,878

Time Deposit (4.4%)
JPMorgan Chase Nassau
3.68%, 1/3/06	123,924,568	123,924,568

Total Short-Term Investments (9.8%) (Amortized Cost $275,507,446)		275,507,446

Total Investments (106.7%) (Cost/Amortized Cost $2,800,828,656)		2,996,537,086
Other Assets Less Liabilities (-6.7%)		(189,149,449)

Net Assets (100%)		$2,807,387,637

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,822,290,938
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,141,707,052

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$246,297,228
Aggregate gross unrealized depreciation	(60,251,900)

Net unrealized appreciation	$186,045,328

Federal income tax cost of investments	$2,810,491,758

At December 31, 2005, the Portfolio had loaned securities with a total value of $147,878,957. This was secured by collateral of $151,582,878 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $681,651 as brokerage commissions with Merrill Lynch & Co. and $20,365 with Bernstein (Sanford C.) & Co., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS (96.6%)
Australia (3.6%)
Australia & New Zealand Banking Group Ltd.	692,428	$12,164,937
Goodman Fielder Ltd.*	9,149,507	14,027,287
Multiplex Group	5,160,000	11,923,122
Santos Ltd.	1,414,551	12,711,138

Total Australia		50,826,484

Japan (20.3%)
Asahi Breweries Ltd.^	1,842,100	22,458,544
Canon, Inc.^	420,000	24,553,080
Honda Motor Co., Ltd.	337,500	19,244,048
KDDI Corp.	1,718	9,897,823
Mitsubishi UFJ Financial Group, Inc.	1,974	26,759,299
Mitsubishi UFJ Securities Co.^	2,159,000	27,072,100
Namco Bandai Holdings, Inc.*^	541,400	7,907,935
Nissan Motor Co., Ltd.^	1,055,200	10,683,419
NTT DoCoMo, Inc.	8,600	13,115,310
Sekisui House Ltd.^	1,388,000	17,451,428
Sompo Japan Insurance, Inc.	809,000	10,932,432
Sumitomo Mitsui Financial Group, Inc.	1,962	20,778,616
Takeda Pharmaceutical Co., Ltd.	284,000	15,351,351
Takefuji Corp.	225,300	15,289,782
Toyota Motor Corp.^	717,500	37,203,253
Yamaha Corp.^	689,300	11,452,320

Total Japan		290,150,740

Other European Countries (42.3%)
Belgium (1.1%)
AGFA Gevaert N.V.	42,860	779,061
Belgacom S.A.	464,291	15,087,880

		15,866,941

Finland (2.2%)
Fortum Oyj	1,665,578	31,119,780

France (9.2%)
BNP Paribas	296,408	23,897,078
Carrefour S.A.^	491,269	22,935,674
Credit Agricole S.A.^	635,970	19,961,715
Peugeot S.A.^	210,285	12,079,629
Total S.A.	144,160	36,083,322
Vinci S.A.^	184,176	15,782,835

		130,740,253

Germany (13.3%)
Allianz AG	142,471	21,502,211
Deutsche Post AG^	1,098,406	26,586,221
Deutsche Postbank AG^	271,552	15,695,148
Deutsche Telekom AG (Registered)	1,030,025	17,106,721
E.ON AG	291,331	30,054,709
Hochtief AG^	284,689	12,716,931
RWE AG^	443,190	32,610,066
Siemens AG	384,391	32,813,166

		189,085,173

Italy (7.9%)
Capitalia S.p.A.	2,643,106	15,245,434
Enel S.p.A.	3,202,039	25,060,164
ENI S.p.A.	1,545,480	42,712,209
UniCredito Italiano S.p.A.	4,428,790	30,403,559

		113,421,366

Netherlands (3.2%)
ING Groep N.V. (CVA)	877,926	30,341,838
Koninklijke Ahold N.V.*	2,023,229	15,106,544

		45,448,382

Spain (1.6%)
Repsol YPF S.A.^	796,345	23,173,240

Switzerland (3.8%)
Credit Suisse Group	513,348	26,096,829
Zurich Financial Services AG*	135,520	28,791,381

		54,888,210

Total Other European Countries		603,743,345

Scandanavia (4.8%)
Norway (2.8%)
DNB NOR ASA	1,520,482	16,167,577
Statoil ASA	1,029,092	23,556,841

		39,724,418

Sweden (2.0%)
Investor AB, Class B^	1,632,267	28,508,169

Total Scandanavia		68,232,587

Southeast Asia (6.8%)
Singapore (1.6%)
DBS Group Holdings Ltd.	1,414,000	14,031,153
Neptune Orient Lines Ltd.	3,945,000	7,971,614

		22,002,767

South Korea (2.7%)
KT Corp. (ADR)	576,000	12,412,800
S-Oil Corp.	74,640	5,213,023
Samsung Electronics Co., Ltd. (GDR)	42,124	13,730,878
Samsung Electronics Co., Ltd. (Non-Voting)	15,200	7,383,093

		38,739,794

Taiwan (2.5%)
Lite-On Technology Corp.	16,060,700	21,883,394
SinoPac Financial Holdings Co., Ltd.	14,310,000	6,905,992
Vanguard International Semiconductor Corp.	9,622,000	7,324,240

		36,113,626

Total Southeast Asia		96,856,187

United Kingdom (18.8%)
Aviva plc	1,940,810	23,489,793
BAA PLC	1,446,601	15,571,246
BAE Systems plc	3,869,869	25,361,934
Barclays plc	2,502,790	26,252,621
Boots Group plc	1,209,204	12,559,201
Cadbury Schweppes plc	1,422,219	13,416,562
HBOS plc	1,952,447	33,284,003
Kesa Electricals plc	3,983,983	17,782,707
Lloyds TSB Group plc	1,999,374	16,767,398
Prudential plc	2,970,537	28,048,181
Royal Bank of Scotland Group plc	969,025	29,195,718
Vodafone Group plc	12,275,092	26,446,946

Total United Kingdom		268,176,310

Total Common Stocks (96.6%) (Cost $1,217,168,913)		1,377,985,653

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (16.0%)
Allstate Life Insurance
4.37%, 1/30/07 (l)	$15,000,000	15,000,000

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Principal Amount	Value (Note 1)
Bank of America Corp.
4.31%, 8/10/06 (l)	$17,000,000	$17,000,000
Bank of Nova Scotia New York
4.38%, 5/30/06 (l)	9,997,933	9,997,933
Barclays New York
4.30%, 8/30/06 (l)	9,998,506	9,998,506
CC USA, Inc.
4.33%, 5/5/06 (l)	9,999,510	9,999,510
Commonwealth Bank of Australia
4.35%, 1/30/07 (l)	5,000,000	5,000,000
FIMAT USA, Inc.
4.27%, 1/3/06	10,000,000	10,000,000
General Electric Capital Corp.
4.34%, 3/29/06 (l)	2,500,307	2,500,307
4.36%, 5/12/06 (l)	2,002,060	2,002,060
4.47%, 5/24/06 (l)	5,000,000	5,000,000
Goldman Sachs Group, Inc.
4.41%, 12/28/07 (l)	5,000,000	5,000,000
Manufacturers and Traders
4.37%, 6/20/06 (l)	6,999,906	6,999,906
Morgan Stanley
4.43%, 1/2/07 (l)	5,000,000	5,000,000
Natexis Banques Populaires NY
4.36%, 11/13/06 (l)	24,988,953	24,988,953
New York Life Global Funding
4.39%, 12/20/07 (l)	10,000,000	10,000,000
Nomura Securities
4.29%, 1/3/06	29,051,914	29,051,914
Royal Bank of Canada
4.30%, 10/3/06 (l)	4,999,092	4,999,092
Societe Generale NY
4.39%, 3/30/06 (l)	9,997,049	9,997,049
Unicredito Italiano N.Y.
3.96%, 10/4/06 (l)	14,991,445	14,991,445
US Bank NA
4.29%, 10/2/06 (l)	9,995,209	9,995,209
Wells Fargo Bank/San Francisco
4.30%, 12/1/06 (l)	20,000,000	20,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		227,521,884

Time Deposit (0.0%)
JPMorgan Chase Nassau
3.68%, 1/3/06	347,546	347,546

Total Short-Term Investments (16.0%) (Amortized Cost $227,869,430)		227,869,430

Total Investments (112.6%) (Cost/Amortized Cost $1,445,038,343)		1,605,855,083
Other Assets Less Liabilities (-12.6%)		(180,178,661)

Net Assets (100%)		$1,425,676,422

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt CVA — Dutch Certification GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,067,167,552
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$685,686,935

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$172,495,486
Aggregate gross unrealized depreciation	(20,965,114)

Net unrealized appreciation	$151,530,372

Federal income tax cost of investments	$1,454,324,711

At December 31, 2005, the Portfolio had loaned securities with a total value of $214,677,484. This was secured by collateral of $227,521,884 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $48,242 as brokerage commissions with Merrill Lynch & Co. and $24,871 with Bernstein (Sanford C.) & Co., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $4,728,331 which expires in the year 2009.

Included in the capital loss carryforward amounts at December 31, 2005 are $4,728,331 of losses acquired from EQ/T. Rowe Price International Portfolio as a result of a tax free reorganization. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

The Portfolio utilized capital loss carryforward of $78,750,419 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.0%)
Hotels, Restaurants & Leisure (3.4%)
Cheesecake Factory, Inc.*	107,915	$4,034,942
Great Canadian Gaming Corp.*	134,850	1,890,890
Hilton Group plc	505,510	3,154,577
International Game Technology	78,250	2,408,535
Kerzner International Ltd.*^	53,700	3,691,875
Las Vegas Sands Corp.*^	53,240	2,101,383
Starbucks Corp.*	303,220	9,099,632
Station Casinos, Inc.	71,810	4,868,718

		31,250,552

Household Durables (1.5%)
Harman International Industries, Inc.	140,520	13,749,882

Internet & Catalog Retail (0.5%)
Submarino SA*	243,340	4,323,961

Media (4.2%)
Getty Images, Inc.*	192,370	17,172,870
Grupo Televisa S.A. (ADR)	156,270	12,579,735
Pixar*^	90,630	4,778,013
Playboy Enterprises, Inc., Class B*^	132,930	1,846,398
XM Satellite Radio Holdings, Inc., Class A*	82,500	2,250,600

		38,627,616

Multiline Retail (1.1%)
Kohl’s Corp.*	123,520	6,003,072
Target Corp.	78,870	4,335,484

		10,338,556

Specialty Retail (3.3%)
Aeropostale, Inc.*^	143,400	3,771,420
Best Buy Co., Inc.	106,900	4,648,012
Chico’s FAS, Inc.*^	99,860	4,386,850
Circuit City Stores, Inc.	216,750	4,896,382
Petsmart, Inc.	156,110	4,005,783
Urban Outfitters, Inc.*^	222,210	5,624,135
Williams-Sonoma, Inc.*	65,100	2,809,065

		30,141,647

Total Consumer Discretionary		128,432,214

Consumer Staples (3.1%)
Beverages (1.1%)
PepsiCo, Inc.	173,230	10,234,429

Food & Staples Retailing (1.5%)
Wal-Mart de Mexico S.A. de C.V., Series V	457,920	2,539,779
Walgreen Co.	196,720	8,706,827
Whole Foods Market, Inc.	36,480	2,823,187

		14,069,793

Food Products (0.5%)
Cadbury Schweppes plc	486,380	4,588,286

Total Consumer Staples		28,892,508

Energy (6.2%)
Energy Equipment & Services (5.2%)
BJ Services Co.	194,920	7,147,716
ENSCO International, Inc.	151,710	6,728,339
GlobalSantaFe Corp.	261,290	12,581,114
National Oilwell Varco, Inc.*	149,330	9,362,991
Noble Corp.	106,560	7,516,742
Smith International, Inc.^	129,990	4,823,929

		48,160,831

Oil & Gas (1.0%)
EOG Resources, Inc.	65,040	4,771,985
Peabody Energy Corp.^	49,100	4,046,822

		8,818,807

Total Energy		56,979,638

Financials (9.6%)
Capital Markets (4.2%)
Franklin Resources, Inc.	57,290	5,385,833
Goldman Sachs Group, Inc.	71,340	9,110,831
Greenhill & Co., Inc.^	65,000	3,650,400
Legg Mason, Inc.	147,714	17,679,889
Lehman Brothers Holdings, Inc.	19,870	2,546,738

		38,373,691

Consumer Finance (1.4%)
SLM Corp.	228,570	12,591,921

Diversified Financial Services (3.1%)
Chicago Mercantile Exchange Holdings, Inc.	31,920	11,730,281
Deutsche Boerse AG	45,390	4,626,907
Euronext NV	97,980	5,085,181
Intercontinental Exchange, Inc.*	82,450	2,997,058
Lazard Ltd., Class A^	126,100	4,022,590

		28,462,017

Insurance (0.9%)
ACE Ltd.	166,560	8,900,966

Total Financials		88,328,595

Health Care (22.4%)
Biotechnology (7.5%)
Affymetrix, Inc.*	28,100	1,341,775
Amgen, Inc.*	72,750	5,737,065
Celgene Corp.*^	77,090	4,995,432
CV Therapeutics, Inc.*^	16,430	406,314
Gen-Probe, Inc.*^	92,200	4,498,438
Genentech, Inc.*	35,450	3,279,125
Genzyme Corp.*	140,318	9,931,708
Gilead Sciences, Inc.*	387,850	20,412,546
Human Genome Sciences, Inc.*^	93,390	799,418
ImClone Systems, Inc.*^	96,540	3,305,530
Keryx Biopharmaceuticals, Inc.*^	28,010	410,066
MedImmune, Inc.*	165,340	5,790,207
Neurochem, Inc.*^	35,460	506,014
Neurocrine Biosciences, Inc.*^	114,310	7,170,666

		68,584,304

Health Care Equipment & Supplies (7.9%)
Advanced Medical Optics, Inc.*	249,770	10,440,386
Alcon, Inc.	93,440	12,109,824
Cytyc Corp.*	777,160	21,939,227
Millipore Corp.*	185,340	12,239,854
Resmed, Inc.*^	76,140	2,916,923
St. Jude Medical, Inc.*	249,310	12,515,362

		72,161,576

Health Care Providers & Services (1.9%)
UnitedHealth Group, Inc.	88,370	5,491,312
WellPoint, Inc.*	153,050	12,211,859

		17,703,171

Pharmaceuticals (5.1%)
Allergan, Inc.	134,320	14,501,187
Johnson & Johnson	131,190	7,884,519
Roche Holding AG	95,630	14,316,020
Teva Pharmaceutical Industries Ltd. (ADR)^	245,150	10,543,902

		47,245,628

Total Health Care		205,694,679

Industrials (3.9%)
Air Freight & Logistics (0.5%)
UTI Worldwide, Inc.	48,990	4,548,232

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (2.4%)
Corporate Executive Board Co.	62,010	$5,562,297
ITT Educational Services, Inc.*^	64,160	3,792,498
Monster Worldwide, Inc.*	91,500	3,735,030
Strayer Education, Inc.^	55,190	5,171,303
Universal Technical Institute, Inc.*^	109,560	3,389,786

		21,650,914

Electrical Equipment (0.5%)
Rockwell Automation, Inc.	80,740	4,776,578

Machinery (0.5%)
ITT Industries, Inc.	46,260	4,756,453

Total Industrials		35,732,177

Information Technology (32.0%)
Communications Equipment (7.6%)
Corning, Inc.*	495,730	9,746,052
F5 Networks, Inc.*^	113,000	6,462,470
Juniper Networks, Inc.*	678,212	15,124,127
Nokia Oyj (ADR)	927,880	16,980,204
QUALCOMM, Inc.	421,010	18,137,111
Research In Motion Ltd.*^	53,410	3,525,594

		69,975,558

Computers & Peripherals (5.2%)
Apple Computer, Inc.*	174,950	12,577,156
Dell, Inc.*	218,410	6,550,116
EMC Corp.*	924,050	12,585,561
M-Systems Flash Disk Pioneers Ltd.*^	201,290	6,666,725
SanDisk Corp.*	154,220	9,688,100

		48,067,658

Electronic Equipment & Instruments (1.1%)
AU Optronics Corp. (ADR)^	318,831	4,785,653
LG.Philips LCD Co., Ltd. (ADR)*^	221,510	4,753,605

		9,539,258

Internet Software & Services (4.5%)
CNET Networks, Inc.*	161,110	2,366,706
Google, Inc., Class A*	54,340	22,543,492
Yahoo!, Inc.*	416,770	16,329,049

		41,239,247

IT Services (0.9%)
CheckFree Corp.*	19,900	913,410
Cognizant Technology Solutions Corp., Class A*	37,800	1,903,230
DST Systems, Inc.*	91,700	5,493,747

		8,310,387

Semiconductors & Semiconductor Equipment (4.7%)
Analog Devices, Inc.	101,380	3,636,501
Marvell Technology Group Ltd.*	139,400	7,818,946
Samsung Electronics Co., Ltd. (GDR) (London Exchange)(b)	31,450	10,362,775
Samsung Electronics Co., Ltd. (GDR) (U.S. Exchange)	28,390	9,254,098
Tessera Technologies, Inc.*^	51,900	1,341,615
Xilinx, Inc.	438,000	11,041,980

		43,455,915

Software (8.0%)
Activision, Inc.*	474,257	6,516,291
Adobe Systems, Inc.	500,790	18,509,198
Amdocs Ltd.*	439,880	12,096,700
Electronic Arts, Inc.*	272,650	14,262,321
MicroStrategy, Inc., Class A*^	44,920	3,716,681
Oracle Corp.*	655,770	8,006,952
THQ, Inc.*^	159,000	3,792,150
TIBCO Software, Inc.*	894,040	6,678,479

		73,578,772

Total Information Technology		294,166,795

Materials (0.9%)
Chemicals (0.3%)
Nalco Holding Co.*	141,680	2,509,153

Construction Materials (0.3%)
Cemex S.A. de C.V. (ADR) (Unit)	52,250	3,099,992

Metals & Mining (0.3%)
Cia Vale do Rio Doce (ADR)	72,350	2,976,479

Total Materials		8,585,624

Telecommunication Services (4.9%)
Diversified Telecommunication Services (0.5%)
NeuStar, Inc. Class A*^	91,980	2,804,470
Orascom Telecom Holding SAE (GDR) §	38,120	2,002,932

		4,807,402

Wireless Telecommunication Services (4.4%)
America Movil S.A.de C.V. (ADR)	296,990	8,689,927
American Tower Corp., Class A*	837,497	22,696,169
Sprint Nextel Corp.	382,280	8,930,061

		40,316,157

Total Telecommunication Services		45,123,559

Total Common Stocks (97.0%) (Cost $744,977,868)		891,935,789

	Principal Amount
SHORT-TERM INVESTMENTS:
Commercial Paper (3.0%)
Old Line Funding LLC
4.22%, 1/3/06 (b) (p)	$27,933,000	27,923,177

Total Commercial Paper		27,923,177

Short-Term Investments of Cash Collateral for Securities Loaned (9.7%)
Barclays New York
4.30%, 8/30/06 (l)	9,998,506	9,998,506
CDC Financial Products, Inc.
4.35%, 1/30/06 (l)	5,000,000	5,000,000
Citigroup Global Markets, Inc.
4.32%, 1/6/06 (l)	5,000,000	5,000,000
General Electric Capital Corp.
4.34%, 3/29/06 (l)	7,000,858	7,000,858
4.36%, 5/12/06 (l)	4,004,119	4,004,119
Merrill Lynch & Co.
4.23%, 10/19/06 (l)	6,000,000	6,000,000
Metropolitan Life Global Funding
4.56%, 3/17/06 (l)	4,999,495	4,999,495
Morgan Stanley
4.43%, 1/2/07 (l)	5,000,000	5,000,000
Nomura Securities
4.29%, 1/3/06	34,178,533	34,178,533

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Principal Amount	Value (Note 1)
Nordeutsche Landesbank NY
4.40%, 3/30/06 (l)	$7,998,648	$7,998,648

Total Short-Term Investments of Cash Collateral for Securities Loaned		89,180,159

Total Short-Term Investments (12.7%) (Cost/Amortized Cost $117,106,610)		117,103,336

Total Investments (109.7%) (Cost/Amortized Cost $862,084,478)		1,009,039,125
Other Assets Less Liabilities (-9.7%)		(89,124,921)

Net Assets (100%)		$919,914,204

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $2,002,932 or 0.22% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$856,424,754
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$994,125,648

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$154,577,831
Aggregate gross unrealized depreciation	(9,512,773)

Net unrealized appreciation	$145,065,058

Federal income tax cost of investments	$863,974,067

At December 31, 2005, the Portfolio had loaned securities with a total value of $87,050,874. This was secured by collateral of $89,180,159 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $916,508,439, of which $434,745,353 expires in the year 2009, $430,153,032 expires in the year 2010, and $51,610,054 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $82,566,793 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.6%)
Hotels, Restaurants & Leisure (1.9%)
Carnival Corp. (Unit)	73,870	$3,949,829
Hilton Group plc	373,780	2,332,531

		6,282,360

Media (1.8%)
Viacom, Inc., Class B*^	100,122	3,263,977
Walt Disney Co.	117,250	2,810,483

		6,074,460

Multiline Retail (2.3%)
Kohl’s Corp.*	54,040	2,626,344
Target Corp.	95,540	5,251,834

		7,878,178

Specialty Retail (2.7%)
Gap, Inc.	119,690	2,111,331
Staples, Inc.	171,900	3,903,849
TJX Cos., Inc.	133,860	3,109,568

		9,124,748

Textiles, Apparel & Luxury Goods (0.9%)
NIKE, Inc., Class B	36,200	3,141,798

Total Consumer Discretionary		32,501,544

Consumer Staples (11.0%)
Beverages (2.2%)
Coca-Cola Co.	59,590	2,402,073
PepsiCo, Inc.	84,683	5,003,071

		7,405,144

Food & Staples Retailing (1.0%)
Wal-Mart Stores, Inc.	68,890	3,224,052

Food Products (1.0%)
Nestle S.A. (Registered)	11,678	3,482,267

Household Products (5.0%)
Colgate-Palmolive Co.	85,400	4,684,190
Procter & Gamble Co.	106,660	6,173,481
Reckitt Benckiser plc	187,180	6,169,752

		17,027,423

Tobacco (1.8%)
Altria Group, Inc.	79,790	5,961,909

Total Consumer Staples		37,100,795

Energy (9.9%)
Energy Equipment & Services (4.0%)
GlobalSantaFe Corp.	74,510	3,587,657
Halliburton Co.	20,830	1,290,627
Noble Corp.^	66,430	4,685,972
Transocean, Inc.*^	58,590	4,083,137

		13,647,393

Oil & Gas (5.9%)
Amerada Hess Corp.^	31,870	4,041,753
BP PLC (ADR)	56,454	3,625,476
EnCana Corp.	52,600	2,375,416
EOG Resources, Inc.	59,760	4,384,591
Total S.A. (ADR)	43,230	5,464,272

		19,891,508

Total Energy		33,538,901

Financials (16.9%)
Capital Markets (3.8%)
Goldman Sachs Group, Inc.	44,510	5,684,372
Legg Mason, Inc.^	29,160	3,490,161
Lehman Brothers Holdings, Inc.	27,790	3,561,844

		12,736,377

Commercial Banks (3.5%)
Bank of America Corp.	150,230	6,933,114
Wells Fargo & Co.	80,960	5,086,717

		12,019,831

Consumer Finance (2.6%)
American Express Co.	76,660	3,944,924
SLM Corp.	89,100	4,908,519

		8,853,443

Diversified Financial Services (1.8%)
JPMorgan Chase & Co.	156,010	6,192,037

Insurance (5.2%)
ACE Ltd.	50,000	2,672,000
American International Group, Inc.	166,280	11,345,284
Genworth Financial, Inc., Class A	103,950	3,594,591

		17,611,875

Total Financials		57,413,563

Health Care (16.9%)
Biotechnology (4.2%)
Amgen, Inc.*	88,390	6,970,435
Genzyme Corp.*	35,110	2,485,086
Gilead Sciences, Inc.*	92,730	4,880,380

		14,335,901

Health Care Equipment & Supplies (2.6%)
Boston Scientific Corp.*	84,370	2,066,221
Medtronic, Inc.	58,080	3,343,666
Zimmer Holdings, Inc.*	50,010	3,372,675

		8,782,562

Pharmaceuticals (10.1%)
Abbott Laboratories	139,790	5,511,920
Eli Lilly & Co.	91,260	5,164,403
Johnson & Johnson	158,048	9,498,685
Roche Holding AG	25,700	3,847,346
Teva Pharmaceutical Industries Ltd. (ADR)^	72,410	3,114,354
Wyeth	150,200	6,919,714

		34,056,422

Total Health Care		57,174,885

Industrials (10.8%)
Aerospace & Defense (4.6%)
Lockheed Martin Corp.	111,580	7,099,835
United Technologies Corp.	151,890	8,492,170

		15,592,005

Air Freight & Logistics (1.0%)
FedEx Corp.	31,530	3,259,887

Building Products (0.7%)
Masco Corp.	84,700	2,557,093

Industrial Conglomerates (2.6%)
3M Co.	44,470	3,446,425
Tyco International Ltd.	181,390	5,234,915

		8,681,340

Machinery (1.9%)
Caterpillar, Inc.	85,930	4,964,176
Illinois Tool Works, Inc.	18,850	1,658,612

		6,622,788

Total Industrials		36,713,113

Information Technology (17.4%)
Communications Equipment (2.5%)
Cisco Systems, Inc.*	303,908	5,202,905
QUALCOMM, Inc.	72,580	3,126,747

		8,329,652

Computers & Peripherals (6.3%)
Apple Computer, Inc.*	52,570	3,779,257
Dell, Inc.*	121,320	3,638,387
EMC Corp.*	573,650	7,813,113
International Business Machines Corp.	40,320	3,314,304

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
SanDisk Corp.*^	45,700	$2,870,874

		21,415,935

Internet Software & Services (0.4%)
Yahoo!, Inc.*	39,490	1,547,218

IT Services (0.6%)
Accenture Ltd., Class A	66,370	1,916,102

Semiconductors & Semiconductor Equipment (3.4%)
Analog Devices, Inc.	53,160	1,906,849
Intel Corp.	126,770	3,164,179
Samsung Electronics Co., Ltd. (GDR) (b)	13,860	4,517,852
Xilinx, Inc.^	72,630	1,831,002

		11,419,882

Software (4.2%)
Adobe Systems, Inc.	56,640	2,093,414
Amdocs Ltd.*^	131,070	3,604,425
Electronic Arts, Inc.*	69,890	3,655,946
Oracle Corp.*	404,600	4,940,166

		14,293,951

Total Information Technology		58,922,740

Materials (2.9%)
Chemicals (2.9%)
Dow Chemical Co.	74,280	3,254,950
Monsanto Co.	37,890	2,937,612
Praxair, Inc.	71,490	3,786,110

Total Materials		9,978,672

Telecommunication Services (1.9%)
Wireless Telecommunication Services (1.9%)
Sprint Nextel Corp.	185,300	4,328,608
Vodafone Group plc (ADR)^	93,108	1,999,029

Total Telecommunication Services		6,327,637

Utilities (1.3%)
Electric Utilities (1.3%)
Entergy Corp.	14,100	967,965
Exelon Corp.^	66,360	3,526,370

Total Utilities		4,494,335

Total Common Stocks (98.6%) (Cost $291,778,827)		334,166,185

	Principal Amount
SHORT-TERM INVESTMENTS:
Commercial Paper (0.6%)
AIG Funding
4.00%, 1/3/06 (p)	$2,164,000	$2,163,279

Short-Term Investment of Cash Collateral for Securities Loaned (5.2%)
Nomura Securities
4.29%, 1/3/06 (p)	17,618,449	17,618,449

Time Deposit (0.0%)
JPMorgan Chase Nassau
3.68%, 1/3/06	3,796	3,796

Total Short-Term Investments (5.8%) (Cost/Amortized Cost $19,785,764)		19,785,524

Total Investments (104.4%) (Cost/Amortized Cost $311,564,591)		353,951,709
Other Assets Less Liabilities (-4.4%)		(15,025,194)

Net Assets (100%)		$338,926,515

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

(b)	Illiquid security.

(p)	Yield to maturity.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$154,236,587
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$174,180,594

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$47,096,680
Aggregate gross unrealized depreciation	(6,116,681)

Net unrealized appreciation	$40,979,999

Federal income tax cost of investments	$312,971,710

At December 31, 2005, the Portfolio had loaned securities with a total value of $17,278,511. This was secured by collateral of $17,618,449 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

The Portfolio has net capital loss carryforward of $27,767,428 of which $25,934,969 expires in 2010 and $1,832,459 expires in 2011.

The Portfolio utilized $26,080,702 in capital loss carryforward during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount	Value (Note1)
SHORT-TERM INVESTMENTS:
Certificates of Deposit (3.5%)
Canadian Imperial Bank of Commerce
3.35%, 3/28/06	$3,500,000	$3,500,000
Washington Mutual Bank
4.31%, 2/1/06	50,000,000	50,000,000

Total Certificates of Deposit		53,500,000

Commercial Paper (59.0%)
Abbey National North America LLC
2.81%, 1/3/06 (p)	60,000,000	59,985,967
Bank One Corp.
3.66%, 2/1/06 (p)	4,000,000	4,009,765
BankAmerica
4.23%, 2/7/06 (p)	50,000,000	49,777,486
Barclays Bank plc
4.22%, 2/9/06 (p)	50,000,000	49,766,542
Bear Stearns Cos., Inc.
4.22%, 2/6/06 (p)	50,000,000	49,784,250
BNP Paribas Finance, Inc.
2.75%, 1/3/06 (p)	60,000,000	59,986,250
Charta Corp.
4.37%, 3/13/06 (m)(p)	50,000,000	49,567,097
Cullinan Finance Corp.
4.38%, 3/21/06 (m)(p)	50,000,000	49,518,320
Danske Corp.
3.80%, 1/9/06 (p)	50,000,000	49,952,556
Dexia Delaware LLC
3.85%, 1/10/06 (p)	50,000,000	49,946,625
Dresdner Finance
3.81%, 1/9/06 (p)	50,000,000	49,952,444
Gemini Securitization Corp.
4.27%, 2/13/06 (m)(p)	50,000,000	49,740,208
Nordea N.A.
4.34%, 3/9/06 (p)	50,000,000	49,593,347
PB Finance Delaware, Inc.
3.85%, 1/9/06 (p)	50,000,000	49,951,889
Prudential Funding LLC
2.79%, 1/3/06 (p)	60,000,000	59,986,033
Solitaire Funding LLC
4.13%, 1/23/06 (m)(p)	50,000,000	49,868,306
UBS Finance Delaware LLC
2.79%, 1/3/06 (p)	60,000,000	59,986,033
Westpac Securitisation Trust
4.34%, 3/7/06 (p)	50,000,000	49,605,486

Total Commercial Paper		890,978,604

Government Securities (23.6%)
Federal Home Loan Bank
2.27%, 1/3/06 (o)(p)	355,800,000	355,732,793

Total Government Securities		355,732,793

Time Deposits (11.9%)
Branch Banking & Trust Co.
4.16%, 1/3/06 (p)	60,000,000	60,000,000
JPMorgan Chase Nassau
3.68%, 1/3/06 (p)	197,342	197,342
Manufactures & Traders Trust Co.
4.16%, 1/3/06 (p)	60,000,000	60,000,000
Marshall & Ilsley Corp.
4.16%, 1/3/06 (p)	60,000,000	60,000,000

Total Time Deposits		180,197,342

Variable Rate Securities (1.7%)
American Express Credit Corp.
4.39%, 1/15/07 (l)	3,000,000	3,000,000
Caterpillar Financial Service Corp.
4.23%, 7/10/06 (l)	6,000,000	6,000,000
General Electric Capital Corp.
4.47%, 1/17/06 (l)	3,850,000	3,850,000
International Business Machines Corp.
4.33%, 1/8/07 § (l)	2,000,000	2,000,000
Merrill Lynch & Co., Inc.
4.56%, 1/11/07 (l)	4,000,000	4,000,000
Morgan Stanley
4.40%, 1/12/07 (l)	2,250,000	2,250,000
SLM Corp.
4.44%, 2/2/07 § (l)	5,000,000	4,998,824

Total Variable Rate Securities		26,098,824

Total Short-Term Investments (99.7%) (Amortized Cost $1,506,507,563)		1,506,507,563
Other Assets Less Liabilities (0.3%)		4,211,590

Net Assets (100%)		$1,510,719,153

Federal Income tax cost of investments		$1,506,507,563

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $6,998,824 or 0.46% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(m)	Section 4(2) Commercial Paper. Private placement for non-current transaction. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

The Portfolio utilized net capital loss carryforward of $97,785 in 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.8%)
Hotels, Restaurants & Leisure (3.4%)
McDonald’s Corp.	322,708	$10,881,714

Internet & Catalog Retail (3.4%)
eBay, Inc.*	247,200	10,691,400

Media (2.0%)
Omnicom Group, Inc.	75,677	6,442,383

Multiline Retail (2.6%)
Kohl’s Corp.*	168,145	8,171,847

Specialty Retail (1.8%)
Bed Bath & Beyond, Inc.*	158,294	5,722,328

Textiles, Apparel & Luxury Goods (2.6%)
NIKE, Inc., Class B	96,100	8,340,519

Total Consumer Discretionary		50,250,191

Consumer Staples (13.5%)
Beverages (3.4%)
PepsiCo, Inc.	182,640	10,790,371

Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	69,600	3,443,112

Household Products (7.4%)
Colgate-Palmolive Co.	137,253	7,528,327
Procter & Gamble Co.	278,696	16,130,925

		23,659,252

Personal Products (1.6%)
Estee Lauder Cos., Inc., Class A	152,400	5,102,352

Total Consumer Staples		42,995,087

Energy (15.0%)
Energy Equipment & Services (12.5%)
Baker Hughes, Inc.	118,200	7,184,196
Halliburton Co.	263,500	16,326,460
Schlumberger Ltd.	165,326	16,061,421

		39,572,077

Oil & Gas (2.5%)
ConocoPhillips	138,796	8,075,151

Total Energy		47,647,228

Financials (4.7%)
Consumer Finance (3.2%)
American Express Co.	195,422	10,056,416

Insurance (1.5%)
American International Group, Inc.	72,800	4,967,144

Total Financials		15,023,560

Health Care (22.8%)
Biotechnology (8.5%)
Amgen, Inc.*	164,977	13,010,086
Genentech, Inc.*	152,306	14,088,305

		27,098,391

Health Care Equipment & Supplies (6.3%)
Medtronic, Inc.	191,161	11,005,139
Stryker Corp.	198,600	8,823,798

		19,828,937

Health Care Providers & Services (1.3%)
Caremark Rx, Inc.*	79,529	4,118,807

Pharmaceuticals (6.7%)
Eli Lilly & Co.	204,286	11,560,545
Johnson & Johnson	162,784	9,783,318

		21,343,863

Total Health Care		72,389,998

Industrials (10.8%)
Air Freight & Logistics (3.0%)
United Parcel Service, Inc., Class B	127,095	9,551,189

Industrial Conglomerates (6.1%)
3M Co.	106,170	8,228,175
General Electric Co.	317,831	11,139,976

		19,368,151

Machinery (1.7%)
Illinois Tool Works, Inc.	61,339	5,397,219

Total Industrials		34,316,559

Information Technology (14.0%)
Communications Equipment (4.7%)
Juniper Networks, Inc.*	350,398	7,813,875
QUALCOMM, Inc.	163,234	7,032,121

		14,845,996

Computers & Peripherals (1.5%)
Hewlett-Packard Co.	168,200	4,815,566

IT Services (2.7%)
Paychex, Inc.	224,494	8,557,711

Semiconductors & Semiconductor Equipment (2.3%)
Maxim Integrated Products, Inc.	197,813	7,168,743

Software (2.8%)
Microsoft Corp.	340,750	8,910,613

Total Information Technology		44,298,629

Total Common Stocks (96.6%) (Cost $269,849,159)		306,921,252

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (3.4%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $10,786,922)	$10,786,922	10,786,922

Total Investments (100.0%) (Cost/Amortized Cost $280,636,081)		317,708,174
Other Assets Less Liabilities (0.0%)		(57,495)

Net Assets (100%)		$317,650,679

*	Non-income producing.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$149,039,805
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$176,911,903

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$40,043,766
Aggregate gross unrealized depreciation	(4,467,384)

Net unrealized appreciation	$35,576,382

Federal income tax cost of investments	$282,131,792

For the year ended December 31, 2005, the Portfolio incurred approximately $8,557 as brokerage commissions with Bernstein (Sanford C.) & Co., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $163,504,858, of which $9,382,903 expires in the year 2007, $50,041,773 expires in the year 2008, $52,716,882 expires in the year 2009, $40,775,337 expires in the year 2010, $10,247,355 expires in the year 2011 and $340,608 expires in the year 2012.

Included in the capital loss carryforward is $1,718,952 and $80,606,377 of losses acquired from the Enterprise Balanced Portfolio and EQ/Enterprise Multi-Cap Growth Portfolio, respectively, as a result of tax-free reorganizations during the years ended 2003 and 2005, respectively. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of these capital losses will be available for use.

The Portfolio utilized capital loss carryforward of $12,978,662 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount	Value (Note1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (10.5%)
Asset-Backed Securities (8.5%)
AAA Trust,
Series 05-2 A1
4.479%, 11/26/35 § (l)	$152,474	$152,570
ACE Securities Corp.,
Series 05-HE6 A2A
4.489%, 10/25/35 (l)	639,161	639,209
Aegis Asset Backed Securities Trust,
Series 04-3 A2A
4.579%, 9/25/34 (l)	70,319	70,319
Amortizing Residential Collateral Trust,
Series 02-BC4 A
4.669%, 7/25/32 (l)	1,269	1,262
Argent Securities, Inc.,
Series 05-W2 A2A
4.499%, 10/25/35 (l)	174,965	174,977
Series 05-W4 A2A
4.519%, 12/25/36 (l)	1,062,518	1,062,851
Asset Backed Funding Certificates,
Series 05-HE2 A2A
4.489%, 6/25/35 (l)	752,803	752,633
Series 05-WMC1 2A2
4.489%, 6/25/35 (l)	314,293	314,338
Asset Backed Securities Corp Home Equity,
Series 2005-HE2 A1
4.489%, 2/25/35 (l)	76,148	76,158
Bear Stearns Asset Backed Securities, Inc.,
Series 04-BO1 1A1
4.579%, 9/25/34 (l)	185,067	185,186
Series 04-FR2 1A1
4.589%, 1/25/29 (l)	109,650	109,700
Series 04-SD2 B6
4.719%, 1/25/36 †	100,000	100,031
Carrington Mortgage Loan Trust,
Series 05-FRE1 A1
4.499%, 12/25/35 (l)	688,453	688,564
Centex Home Equity,
Series 04-A AV2
4.659%, 1/25/34 (l)	4,239	4,240
Citigroup Mortgage Loan Trust, Inc.,
Series 05-HE3 A2A
4.489%, 9/25/35 (l)	416,954	416,977
Countrywide Asset-Backed Certificates,
Series 05-9 2A1
4.479%, 8/25/35 (l)	266,138	266,154
Series 05-9 2A2
4.569%, 8/25/35 (l)	200,000	200,028
Series 05-SD1 A1A
4.529%, 5/25/35 § (l)	23,337	23,341
Credit Suisse First Boston Mortgage Securities Corp.,
Series 02-9 2X
1.727%, 3/25/32 † §	14,354	14,399
Series 02-P3 A
4.929%, 8/25/33 † § (l)	51,826	52,193
FBR Securitization Trust,
Series 05-3 AV21
4.489%, 10/25/35 (l)	1,752,485	1,752,632
Series 05-4 AV21
4.499%, 10/25/35 (l)	187,434	187,432
First NLC Trust,
Series 05-3 AV1
4.489%, 12/25/35 (l)	372,746	372,744
First USA Credit Card Master Trust,
Series 99-2 A
4.560%, 10/20/08 (l)	500,000	500,145
Ford Credit Auto Owner Trust,
Series 05-C A2
4.240%, 3/15/08	200,000	199,179
Fremont Home Loan Owner Trust,
Series 05-E2A1
4.460%, 1/25/36 † (l)	900,000	901,410
GSAMP Trust,
Series 05-WMC2 A2A
4.489%, 11/25/35 (l)	678,354	678,350
Home Equity Asset Trust,
Series 05-8 2A1
4.489%, 2/25/36 (l)	192,540	192,573
Indymac Residential Asset Backed Trust,
Series 05-D AII1
4.470%, 3/25/36 (l)	300,000	299,953
Long Beach Mortgage Loan Trust,
Series 04-6 1A1
4.579%, 11/25/34 (l)	258,942	259,095
Merrill Lynch Mortgage Investors, Inc.,
Series 05-AR1 A3A1
4.479%, 6/25/36 (l)	526,288	526,238
Series 05-AR1 A3A2
4.536%, 6/25/36 (l)	500,000	499,294
Morgan Stanley ABS Capital I,
Series 03-HE2 A2
4.719%, 8/25/33 (l)	19,315	19,329
Series 04-OP1 A2A
4.529%, 11/25/34 (l)	206,200	206,216
New Century Home Equity Loan Trust,
Series 05-4 A2A
4.489%, 9/25/35 (l)	163,155	163,175
Series 05-B A2A
4.499%, 10/25/35 (e)(l)	93,354	93,368
Option One Mortgage Loan Trust,
Series 05-4 A2
4.479%, 11/25/35 (l)	277,060	277,081
Park Place Securities, Inc.,
Series 04-WWF1 A1A
4.549%, 12/25/35 (l)	131,700	131,718
People’s Choice Home Loan Securities Trust,
Series 05-2 A1
4.489%, 5/25/35 (l)	36,092	36,096
Quest Trust,
Series 04-X2 A1
4.939%, 6/25/34 § (l)	36,534	36,606
Series 05-X1 A1
4.559%, 3/25/35 § (l)	23,152	23,153
Residential Asset Securities Corp.,
Series 05-AHL2 A1
4.479%, 10/25/35 (l)	574,064	574,085
Residential Funding Mortgage Securities II,
Series 05-HI3 A1
4.519%, 9/25/35 (l)	470,824	470,840
SLM Student Loan Trust,
Series 05-9 A1
4.257%, 1/25/13 (l)	300,000	299,615
Soundview Home Equity Loan Trust,
Series 05-B A1
4.489%, 5/25/35 (l)	1,350,345	1,350,271
Structured Asset Investment Loan Trust,
Series 05-6 A7
4.469%, 7/25/35 (l)	147,065	147,085
Structured Asset Securities Corp.,
Series 02-HF1 A
4.669%, 1/25/33 (l)	2,155	2,161

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount		Value (Note 1)
Series 05-7XS 2A1A
4.900%, 4/25/35 (l)		$327,881	$321,000
Series 05-S7 A1
4.509%, 12/25/35 (b)(l)		678,763	678,759
Wachovia Auto Owner Trust,
Series 05-B A2
4.820%, 2/20/09		1,800,000	1,795,008
Wachovia Mortgage Loan Trust LLC,
Series 05-WMC1 A1
4.489%, 10/25/35 (l)		252,794	252,810

			18,552,551

Collateralized Mortgage Obligations (0.6%)
Citigroup Mortgage Loan Trust, Inc.,
Series CMLTI 20-11 A1
4.900%, 12/25/35 † (l)		100,000	99,287
Countrywide Alternative Loan Trust,
Series 03-J1 4A1
6.000%, 10/25/32		10,321	10,182
Countrywide Home Loan
Mortgage Pass Through Trust,
Series 04-7 5A2
4.649%, 5/25/34 (l)		8,294	8,281
Credit Suisse First Boston
Mortgage Securities Corp.,
Series 05-C6 A1
4.938%, 12/15/40		200,000	199,869
Washington Mutual, Inc.,
Series 02-AR2 A
4.324%, 2/27/34 (l)		23,372	23,266
Series 03-R1 A1
4.649%, 12/25/27 (l)		787,040	786,460

			1,127,345

Non-Agency (1.4%)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 02-2 IIIA
6.784%, 6/25/31 (l)		1,359	1,352
Series 02-5 6A
5.932%, 6/25/32 (l)		4,678	4,665
Series 03-8 1A1
4.182%, 1/25/34 (l)		134,229	133,245
Series 03-8 2A1
4.819%, 1/25/34 (l)		36,316	35,981
Series 03-8 4A1
4.689%, 1/25/34 (l)		81,129	80,355
Countrywide Home Loan Mortgage Pass Through Trust,
Series 02-30 M
3.864%, 10/19/32 (l)		50,528	50,042
Series 05-R2 1AF1
4.719%, 6/25/35 § (l)		88,929	89,062
First Horizon Alternative Mortgage Securities,
Series 04-AA1 A1
4.770%, 6/25/34 (l)		201,097	199,505
First Horizon Asset Securities, Inc.,
Series 00-H 1A
7.000%, 9/25/30		728	726
GGP Mall Properties Trust,
Series 01-C1A A2
5.007%, 11/15/11 §		288,265	288,482
Greenpoint Mortgage Funding Trust,
Series 05-AR5 1A1
4.649%, 11/25/45 (l)		289,541	289,216
SACO I, Inc.,
Series 05-9 A2
4.489%, 12/25/35 (l)		453,543	453,541
Sequoia Mortgage Trust,
Series 10-2A1
4.750%, 10/20/27 (l)		123,267	123,471
Washington Mutual, Inc.,
Series 00-3A
4.663%, 12/25/40 (l)		54,991	54,818
Series 02-AR10 A6
4.816%, 10/25/32 (l)		7,590	7,549
Series 05-AR13 A1A1
4.669%, 10/25/45 (l)		1,076,529	1,074,474
Series 05-AR15 A1A1
4.639%, 11/25/45 † (l)		197,833	198,547

			3,085,031

Total Asset-Backed and Mortgage-Backed Securities			22,764,927

Consumer Discretionary (0.8%)
Auto Components (0.0%)
Dura Operating Corp.
8.625%, 4/15/12		60,000	49,500

Automobiles (0.8%)
DaimlerChrysler NA Holdings Corp.
4.700%, 3/7/07 (l)		300,000	299,693
4.960%, 9/10/07 (l)		102,000	102,212
Ford Motor Credit Co.
5.450%, 3/21/07 (l)		700,000	666,686
5.800%, 1/12/09		700,000	610,637

			1,679,228

Hotels, Restaurants & Leisure (0.0%)
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12		50,000	55,125

Media (0.0%)
Continental Cablevision, Inc.
8.300%, 5/15/06		50,000	50,606

Total Consumer Discretionary			1,834,459

Consumer Staples (0.1%)
Food & Staples Retailing (0.1%)
Delhaize America, Inc.
7.375%, 4/15/06		200,000	201,044

Total Consumer Staples			201,044

Energy (0.1%)
Oil & Gas (0.1%)
El Paso Corp.
7.750%, 1/15/32		25,000	25,063
El Paso Natural Gas Co.
8.375%, 6/15/32		50,000	56,472
Pemex Project Funding Master Trust
8.000%, 11/15/11		50,000	56,050
8.625%, 2/1/22		25,000	30,812
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.440%, 9/15/09 §		39,485	38,112
Vintage Petroleum, Inc.
7.875%, 5/15/11		60,000	62,700

Total Energy			269,209

Financials (1.7%)
Commercial Banks (0.2%)
HSBC Capital Funding LP
10.176%, 12/29/49 § (l)		100,000	152,772
HSBC Holdings plc
5.375%, 12/20/12	EUR	120,000	157,983
Rabobank Capital Funding II
5.260%, 12/29/49 § (l)		$100,000	99,072

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount		Value (Note 1)
Rabobank Capital Funding Trust III
5.254%, 12/29/49 § (l)		$120,000	$117,663

			527,490

Consumer Finance (0.8%)
General Motors Acceptance Corp.
5.243%, 5/18/06 (l)		1,700,000	1,668,172

Diversified Financial Services (0.7%)
Atlantic & Western Reinsurance Ltd.
10.519%, 1/9/07 † (l)		500,000	500,125
10.769%, 1/9/09 † (l)		300,000	299,430
Eircom Funding
8.250%, 8/15/13		60,000	64,200
General Electric Capital Corp.
4.520%, 12/12/08 (l)		200,000	199,932
Petroleum Export Ltd/Cayman SPV
5.265%, 6/15/11 §		100,000	99,051
Principal Life Global Funding I
4.488%, 4/19/06 § (l)		130,000	130,130
Racers, Series 97-R-8-3
4.640%, 8/15/07 † (b)(l)		200,000	192,367

			1,485,235

Insurance (0.0%)
Metropolitan Life Global Funding I
4.480%, 5/22/06 § (l)		100,000	100,045

Total Financials			3,780,942

Government Securities (108.9%)
Agency ABS (0.0%)
Federal Home Loan Mortgage Corp.
4.509%, 8/25/31 (l)		37,691	37,873

Agency CMO (1.0%)
Federal Home Loan Mortgage Corp.
5.000%, 6/15/13		26,784	26,781
6.500%, 3/15/29		3,252	3,264
6.500%, 4/15/29		93,439	96,379
4.719%, 12/15/29 (l)		13,336	13,397
4.719%, 12/15/30 (l)		133,534	133,908
6.500%, 7/25/43		29,821	30,535
4.526%, 2/25/45 (l)		1,325,667	1,333,823
Federal National Mortgage Association
5.500%, 8/25/09		61,339	60,905
Small Business Administration Participation Certificates
5.130%, 9/1/23		44,345	44,600
4.340%, 3/1/24		270,395	259,783
4.625%, 2/1/25		293,032	285,617

			2,288,992

Foreign Governments (1.3%)
Export-Import Bank of China
5.250%, 7/29/14 §		150,000	150,755
Federative Republic of Brazil
5.188%, 4/15/06 (l)		28,000	27,983
5.250%, 4/15/09 (l)		53,945	53,600
5.250%, 4/15/12 (l)		43,589	43,044
Government of France
4.000%, 4/25/55	EUR	200,000	256,930
Hong Kong Government International Bond
5.130%, 8/1/14 §		$250,000	250,316
Kingdom of Spain
3.100%, 9/20/06	JPY	13,000,000	112,526
4.200%, 1/31/37		$100,000	130,965
Republic of Ecuador
8.000%, 8/15/30 (n)(e)	EUR	600,000	549,000
Republic of Italy
3.800%, 3/27/08	JPY	64,000,000	583,675
Republic of Panama
9.625%, 2/8/11		$75,000	87,938
Republic of South Africa
5.250%, 5/16/13	EUR	50,000	63,917
6.500%, 6/2/14		$100,000	108,125
Ukraine Government International Bond
11.000%, 3/15/07 (n)		70,005	72,770
United Mexican States
8.375%, 1/14/11		15,000	17,120
8.300%, 8/15/31		88,000	113,080
6.750%, 9/27/34		100,000	109,375

			2,731,119

Municipal Bonds (0.4%)
California State Economic Recovery,
Series A
5.250%, 1/1/11		10,000	10,757
6.240%, 7/1/11 § (l)		5,000	5,769
5.250%, 7/1/12		20,000	21,786
6.240%, 7/1/12 § (l)		10,000	11,680
6.740%, 7/1/13 § (l)		20,000	23,804
Fairfax County, Virginia
6.720%, 4/1/13 §		25,000	30,214
Golden State Tobacco Securitization Corp./CA
6.750%, 6/1/39		40,000	44,734
7.900%, 6/1/42		25,000	30,113
New York City Municipal Water Finance Authority
5.000%, 6/15/35		160,000	165,315
New York State Environmental Facilities Corp.
5.000%, 6/15/32		20,000	20,844
San Antonio/Texas Water Revenue, Series A
5.000%, 5/15/32		150,000	154,435
South Carolina State Public Service Authority, Series A
5.000%, 1/1/13		110,000	119,440
Tobacco Settlement Financing Corp/New Jersey
6.375%, 6/1/32		95,000	104,047
6.000%, 6/1/37		70,000	72,464

			815,402

U.S. Government Agencies (7.1%)
Federal Home Loan Mortgage Corp.
6.078%, 11/1/23 (l)		47,795	48,893
4.197%, 11/1/34 (l)		1,116,912	1,104,743
Federal National Mortgage Association
5.000%, 1/1/17		65,604	64,906
5.000%, 2/1/18		360,100	356,267
5.000%, 8/1/18		359,618	355,791
5.000%, 9/1/18		201,490	199,345
5.000%, 10/1/18		149,840	148,452
5.000%, 8/1/19		44,439	43,987
5.500%, 7/1/34		401,291	397,433
4.762%, 1/1/35 (l)		160,492	159,840
4.643%, 7/1/35 (l)		1,300,495	1,292,016
5.500%, 9/1/35		199,723	197,809
5.000%, 11/1/35		998,674	967,673
4.363%, 3/1/44 (l)		3,128,279	3,147,536
5.500%, 1/25/36 TBA		6,400,000	6,336,000
Government National Mortgage Association
6.000%, 8/15/32		194,454	199,133
5.820%, 2/15/33		114,257	117,006
6.000%, 2/15/33		140,005	143,374
6.000%, 10/15/33		28,510	29,196
6.000%, 1/15/34		89,484	91,637

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount		Value (Note 1)
Small Business Administration
4.504%, 2/1/14		$134,449	$131,196

			15,532,233

U.S. Treasuries (99.1%)
U.S. Treasury Bonds
Inflation Indexed
2.375%, 1/15/25		25,776,027	27,091,017
3.625%, 4/15/28		12,970,478	16,731,917
3.875%, 4/15/29		3,370,864	4,548,560
U.S. Treasury Notes
4.500%, 11/15/15		3,000,000	3,024,609
Inflation Indexed
3.375%, 1/15/07		1,499,376	1,510,387
3.625%, 1/15/08		6,861,960	7,046,108
3.875%, 1/15/09		9,053,100	9,514,953
4.250%, 1/15/10		15,649,046	16,964,536
0.875%, 4/15/10		27,064,205	25,728,965
3.500%, 1/15/11		1,705,680	1,822,945
3.000%, 7/15/12		22,234,544	23,509,562
1.875%, 7/15/13		107,756	106,283
2.000%, 1/15/14		1,178,199	1,171,526
2.000%, 7/15/14		31,078,224	30,904,621
1.875%, 7/15/15		47,007,576	46,229,036

			215,905,025

Total Government Securities			237,310,644

Industrials (0.0%)
Airlines (0.0%)
United Air Lines, Inc.
6.602%, 9/1/13 (h)		47,750	47,147
Series 00-2
7.186%, 4/1/11 (h)		46,680	46,505

Total Industrials			93,652

Materials (0.2%)
Chemicals (0.1%)
Nalco Co.
8.875%, 11/15/13		200,000	209,500

Containers & Packaging (0.1%)
Packaging Corp. of America
4.380%, 8/1/08		143,000	139,872

Total Materials			349,372

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.1%)
Deutsche Telekom International Finance BV
8.125%, 5/29/12	EUR	76,000	111,722
France Telecom S.A.
7.000%, 3/14/08 (n)		139,000	176,085

			287,807

Wireless Telecommunication Services (0.1%)
American Cellular Corp.
10.000%, 8/1/11		$60,000	65,100
Nextel Communications, Inc.
7.375%, 8/1/15		60,000	63,319

			128,419

Total Telecommunication Services			416,226

Utilities (0.3%)
Electric Utilities (0.1%)
Nevada Power Co.
5.875%, 1/15/15		150,000	148,848
NRG Energy, Inc.
8.000%, 12/15/13		136,000	151,640

			300,488

Gas Utilities (0.1%)
NiSource Finance Corp.
4.950%, 11/23/09 (l)		100,000	100,313
Tennessee Gas Pipeline Co.
8.375%, 6/15/32		150,000	170,191

			270,504

Multi-Utilities & Unregulated Power (0.1%)
El Paso Production Holding Co.
7.750%, 6/1/13		60,000	62,250
Sonat, Inc.
7.625%, 7/15/11		35,000	35,613

			97,863

Total Utilities			668,855

Total Long-Term Debt Securities (122.8%) (Cost $268,342,688)			267,689,330

SHORT-TERM INVESTMENTS :
Commercial Paper (46.2%)
ANZ Delaware, Inc.
4.02%, 1/19/06 (p)		3,400,000	3,392,809
ASB Bank Ltd.
4.09%, 1/17/06 (m)(p)		3,300,000	3,293,636
Bank of Ireland
4.17%, 2/23/06 (m)(p)		5,400,000	5,366,394
Barclays U.S. Funding Corp.
4.25%, 2/6/06 (p)		2,200,000	2,190,432
4.22%, 2/24/06 (p)		300,000	298,077
4.31%, 2/27/06 (p)		100,000	99,311
4.30%, 2/28/06 (p)		1,100,000	1,092,308
BNP Paribas Finance, Inc.
4.29%, 2/21/06 (p)		1,400,000	1,391,371
4.31%, 2/27/06 (p)		100,000	99,311
4.15%, 3/2/06 (p)		3,800,000	3,773,438
4.38%, 4/20/06 (p)		1,000,000	986,790
CBA Delaware Finance, Inc.
4.27%, 2/7/06 (p)		600,000	597,309
4.29%, 2/21/06 (p)		300,000	298,151
CDC IXIS Capital Markets
4.19%, 2/9/06 (m)(p)		4,200,000	4,180,556
Danske Corp.
4.26%, 1/9/06 (m)(p)		1,500,000	1,498,403
4.25%, 2/6/06 (p)		500,000	497,826
4.31%, 2/27/06 (m)(p)		600,000	595,864
Dexia Delaware LLC
4.29%, 1/10/06 (p)		900,000	898,930
4.13%, 2/2/06 (p)		3,700,000	3,686,029
4.27%, 2/7/06 (p)		1,500,000	1,493,272
DNB NORBank ASA
4.05%, 1/19/06 (p)		3,700,000	3,692,117
4.14%, 2/8/06 (p)		500,000	497,766
4.10%, 2/22/06 (p)		700,000	695,797
4.41%, 4/21/06 (p)		1,400,000	1,381,198
ForeningsSparbanken AB
4.24%, 2/3/06 (p)		1,000,000	996,015
France B.T.F.
2.42%, 5/24/06 (p)	EUR	150,000	175,234
General Electric Capital Corp.
4.09%, 1/17/06 (p)		$2,900,000	2,894,407
4.15%, 1/24/06 (p)		200,000	199,448
4.23%, 3/15/06 (p)		1,600,000	1,586,224
HBOS Treasury Services plc
4.27%, 2/7/06 (p)		3,900,000	3,882,507
4.22%, 2/24/06 (p)		1,200,000	1,192,307
4.18%, 3/7/06 (p)		800,000	793,912
4.22%, 3/14/06 (p)		300,000	297,456

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount		Value (Note1)
ING U.S. Funding LLC
4.22%, 3/13/06 (p)		$5,000,000	$4,958,200
Nordea North America, Inc.
4.05%, 1/19/06 (p)		2,600,000	2,594,461
4.12%, 1/20/06 (p)		1,300,000	1,297,029
4.10%, 2/22/06 (p)		1,900,000	1,888,593
Rabobank USA Finance Corp.
4.09%, 1/20/06 (p)		2,100,000	2,095,235
Skandinaviska Enskilda Banken
4.00%, 1/5/06 (m)(p)		300,000	299,833
4.05%, 1/19/06 (m)(p)		1,500,000	1,496,804
4.24%, 2/3/06 (m)(p)		600,000	597,609
Societe Generale Northern America, Inc.
4.17%, 3/6/06 (p)		5,300,000	5,260,356
4.38%, 4/20/06 (p)		1,000,000	986,790
Spintab A.B.
4.25%, 2/24/06 (p)		600,000	596,127
Svenska Handelsbanken
4.26%, 3/23/06 (p)		5,700,000	5,645,166
Swedbank AB
3.97%, 1/18/06 (p)		2,700,000	2,694,646
4.32%, 3/28/06 (p)		2,100,000	2,078,307
UBS Finance Delaware LLC
4.28%, 1/3/06 (p)		3,200,000	3,198,859
4.02%, 1/19/06 (p)		3,100,000	3,093,444
4.30%, 2/28/06 (p)		200,000	198,601
Unicredit Delaware, Inc.
4.12%, 2/8/06 (p)		1,200,000	1,194,668
Westpac Banking Corp.
4.09%, 1/17/06 (m)(p)		2,900,000	2,894,407
4.29%, 2/21/06 (m)(p)		500,000	496,918
Westpac Capital Corp.
4.27%, 2/7/06 (m)(p)		500,000	497,757
Westpac Trust
4.41%, 4/28/06 (p)		2,500,000	2,464,375

Total Commercial Paper			100,542,790

Government Securities (24.0%)
Dutch Treasury Certificates
2.08%, 1/31/06 (o)(p)	EUR	500,000	588,719
2.11%, 2/28/06 (o)(p)		470,000	552,482
Federal Home Loan Bank
3.40%, 1/3/06 (o)(p)		$1,500,000	1,499,575
3.90%, 1/18/06 (o)(p)		3,000,000	2,994,167
Federal Home Loan Mortgage Corp.
3.98%, 1/10/06 (o)(p)		1,100,000	1,098,786
4.00%, 1/17/06 (o)(p)		12,000,000	11,977,370
4.35%, 2/21/06 (o)(p)		600,000	596,360
4.33%, 2/28/06 (o)(p)		800,000	794,519
4.12%, 3/14/06 (o)(p)		4,800,000	4,760,242
4.15%, 3/28/06 (o)(p)		1,500,000	1,485,090
4.26%, 4/4/06 (o)(p)		2,500,000	2,472,510
4.38%, 5/16/06 (o)(p)		2,400,000	2,360,899
Federal National Mortgage Association
3.90%, 1/18/06 (o)(p)		12,000,000	11,976,669
4.13%, 2/22/06 (o)(p)		600,000	596,475
4.15%, 3/8/06 (o)(p)		800,000	793,942
4.12%, 3/15/06 (o)(p)		5,800,000	5,751,269
4.14%, 3/22/06 (o)(p)		400,000	396,308
4.16%, 3/29/06 (o)(p)		1,500,000	1,484,913
U.S. Treasury Bills
3.78%, 3/16/06 #(a)(o)(p)		135,000	133,944

Total Government Securities			52,314,239

Time Deposit (8.1%)
JPMorgan Chase Nassau
3.68%, 1/3/06		17,670,184	17,670,184

Total Short-Term Investments: (78.3%) (Cost/Amortized Cost $170,535,184)			170,527,213

	Number of Contracts
OPTIONS PURCHASED
Put Options (0.0%)
U.S. Treasury 10 Year Futures
January-2006 @ $77.50		14,000,000	—
March-2006 @ $78.25		27,000,000	—
March-2006 @ $76.50		18,000,000	—
EURO Dollar Future
December-2006 @ $91.75 (c)		15	94

Total Options Purchased (0.0%) (Cost $13,971)			94

Total Investments Before Written Options (201.1%) (Cost/Amortized Cost $438,891,843)			438,216,637

OPTIONS WRITTEN
Call Option (-0.0%)
U.S.10 Year Treasury Notes Futures January-2006 @ $110.00 (c)(d)		(26)	(7,719)

Put Option (-0.0%)
U.S.10 Year Treasury Notes Futures January-2006 @ $107.00 (c)		(26)	(1,219)

Total Options Written (-0.0%) (Premiums Received $10,800)			(8,938)

Total Investments (201.1%) (Cost/Amortized Cost $438,881,043)			438,207,699
Other Assets Less Liabilities (-101.1%)			(220,335,191)

Net Assets (100%)			$217,872,508

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

†	Securities (totaling $2,357,789 or 1.08% of net assets) valued at fair value.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $1,889,189 or 0.87% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts.

(a)	Fully or partially pledged as collateral on outstanding written call options.

(b)	Illiquid security.

(c)	One contract relates to 100 shares.

(d)	Covered call option contracts written in connection with securities held.

(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.

(h)	Security in default, non-income producing.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(m)	Section 4(2) Commercial Paper. Private placement for non-current transaction. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.

(n)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for the purposes of the Securities Act of 1933.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

CMO — Collateralized Mortgage Obligation

EUR — European Currency Unit

JPY — Japanese Yen

TBA — Security is subject to delayed delivery.

At December 31, 2005 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/05	Unrealized Appreciation/ (Depreciation)
EURO-BUND	(6)	March-06	$(857,975)	$(862,298)	$(4,323)
U.S. Treasury Bonds	(99)	March-06	(11,056,961)	(11,304,563)	(247,602)
U.S. 5 Year Treasury Notes	34	March-06	3,609,047	3,615,688	6,641
U.S. 10 Year Treasury Notes	63	March-06	6,869,953	6,892,594	22,641
EURO Dollar	3	June-06	713,025	713,663	638

					$(222,005)

At December 31, 2005 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Foreign Currency Buy Contracts
European Union, expiring 1/18/06	138	$163,579	$162,907	$(672)
Japanese Yen, expiring 1/10/06	30,878	262,165	261,814	(351)

				$(1,023)

Foreign Currency Sell Contracts
European Union, expiring 1/18/06	3,032	$3,558,387	$3,579,226	$(20,839)
Japanese Yen, expiring 1/10/06	24,000	202,614	203,495	(881)

				$(21,720)

				$(22,743)

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Options written for the year ended December 31, 2005, were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2005	82	$27,495
Options Written	298	82,388
Options Terminated in Closing Purchase Transactions	(101)	(23,447)
Options Expired	(227)	(75,636)
Options Exercised	—	—

Options Outstanding—December 31, 2005	52	$10,800

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$108,143,332
U.S. Government securities	1,594,260,531

$1,702,403,863

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$83,997,990
U.S. Government securities	1,382,309,854

$1,466,307,844

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(4,935,962)

Net unrealized depreciation	$(4,935,962)

Federal income tax cost of investments	$443,152,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (24.9%)
Asset-Backed Securities (22.4%)
Advanta Business Card Master Trust,
Series ABCMT 05-A3 A3
4.700%, 10/20/11	$15,000,000	$14,929,695
American Express Credit Account Master Trust,
Series 03-4 A
1.690%, 1/15/09	4,500,000	4,437,845
AmeriCredit Automobile Receivables Trust,
Series 05-DA A3
4.870%, 12/6/10	14,350,000	14,349,304
Amresco Residential Securities Mortgage Loan Trust,
Series 98-2 M1F
6.745%, 6/25/28	74,184	73,928
Asset Backed Funding Certificates,
Series 01-1 M1
6.863%, 5/20/32	299,693	298,854
Atherton Franchisee Loan Funding,
Series 98-A A2
6.720%, 5/15/20 §	84,176	86,859
Capital Auto Receivables Asset Trust,
Series 02-2C
4.160%, 1/15/10	3,665,000	3,577,356
Capital One Master Trust,
Series 98-1 A
6.310%, 6/15/11	16,000,000	16,505,136
Capital One Multi-Asset Execution Trust,
Series 03-C1 C1
6.919%, 3/15/11 (l)	250,000	261,880
Carmax Auto Owner Trust,
Series 04-2 A4
3.460%, 9/15/11	1,784,000	1,731,942
Series 05-2 A3
4.210%, 1/15/10	10,400,000	10,284,589
Centex Home Equity,
Series 04-D MV3
5.379%, 9/25/34 (l)	250,000	252,020
Chase Manhattan Auto Owner Trust,
Series 05-B A3
4.840%, 7/15/09	17,000,000	17,012,952
Chemical Master Credit Card Trust I,
Series 96-2 A
5.980%, 9/15/08	2,325,000	2,326,244
Circuit City Credit Card Master Trust,
Series 03-2 CTFS
8.369%, 4/15/11 § (l)	400,000	403,253
CIT Equipment Collateral,
Series 05-EF1 A3
4.420%, 5/20/09	7,000,000	6,949,653
Citibank Credit Card Issuance Trust,
Series 02-C3 C3
5.631%, 12/15/09 (l)	250,000	253,767
Series 03-A3 A3
3.100%, 3/10/10	7,575,000	7,306,204
Series 05-B1 B1
4.400%, 9/15/10	17,750,000	17,487,344
Dillard Credit Card Master Trust,
Series 02-2 A
3.800%, 9/15/10	5,000,000	4,964,923
DVI Receivables Corp.
Series 03-1 D1
6.310%, 3/14/11 † (l)	160,268	—
Ford Credit Auto Owner Trust,
Series 05-C A3
4.300%, 8/15/09	12,500,000	12,373,034
Harley-Davidson Motorcycle Trust,
Series 03-2 A2
2.070%, 2/15/11	17,249,567	16,739,494
Honda Auto Receivables Owner Trust,
Series 03-3 A4
2.770%, 11/21/08	9,000,000	8,810,296
Household Automotive Trust,
Series 03-1 A4
2.220%, 11/17/09	15,000,000	14,644,774
Series 05-2 A3
4.370%, 5/17/10	6,500,000	6,439,655
John Deere Owner Trust,
Series 04-A A4
3.020%, 3/15/11	14,985,000	14,554,881
Lehman ABS Manufactured Housing Contract,
Series 02-A A
4.819%, 6/15/33 (l)	96,764	96,707
Long Beach Auto Receivables Trust,
Series 05-A A3
4.080%, 6/15/10	17,800,000	17,597,564
MBNA Credit Card Master Note Trust,
Series 02-B1
5.150%, 7/15/09	3,605,000	3,611,663
Series 05-A7 A7
4.300%, 2/15/11	15,000,000	14,817,262
Morgan Stanley ABS Capital I,
Series 04-HE4 M3
5.879%, 5/25/34 (l)	200,000	199,998
Nissan Auto Lease Trust,
Series 05-A A3
4.700%, 10/15/08	14,000,000	13,974,190
Onyx Acceptance Grantor Trust
Series 05-B A3
4.180%, 3/15/10	5,000,000	4,946,133
Triad Auto Receivables Owner Trust,
Series 04-A A4
2.590%, 9/13/10	10,000,000	9,688,715
WFS Financial Owner Trust,
Series 04-1 A4
2.810%, 8/22/11	15,000,000	14,604,101
Series 05-3 B
4.500%, 5/17/13	5,000,000	4,921,281
World Financial Network Credit Card Master Trust,
Series 04-B C
5.019%, 7/15/10 (l)	400,000	400,476

		281,913,972

Non-Agency CMO (2.5%)
Bank of America Mortgage Securities,
Series 03-I 1A1
3.277%, 10/25/33 (l)	243,583	246,832
Series 04-A 1A1
3.459%, 2/25/34 (l)	167,409	166,311
Nomura Asset Securities Corp.,
Series 98-D6 A1B
6.590%, 3/15/30	11,500,000	11,885,536
Washington Mutual, Inc.,
Series 03-AR5 A6
3.695%, 6/25/33 (l)	15,000,000	14,472,199

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
Series 03-AR10 A4
4.067%, 10/25/33 (l)	$4,250,000	$4,204,355

		30,975,233

Total Asset-Backed and Mortgage-Backed Securities		312,889,205

Consumer Discretionary (2.9%)
Hotels, Restaurants & Leisure (0.5%)
Yum! Brands, Inc.
7.650%, 5/15/08	5,500,000	5,804,953

Household Durables (1.8%)
Centex Corp.
4.750%, 1/15/08	13,000,000	12,864,228
Fortune Brands, Inc.
2.875%, 12/1/06	6,000,000	5,871,744
Lennar Corp.
4.870%, 8/20/07 (l)	4,400,000	4,409,002

		23,144,974

Media (0.6%)
Comcast Cable Communications
8.375%, 5/1/07	6,500,000	6,778,272
News America, Inc.
6.625%, 1/9/08	600,000	618,784

		7,397,056

Total Consumer Discretionary		36,346,983

Consumer Staples (2.0%)
Beverages (1.8%)
Diageo Capital plc
3.500%, 11/19/07	11,300,000	11,006,042
PepsiCo, Inc.
3.200%, 5/15/07	11,750,000	11,522,884

		22,528,926

Food & Staples Retailing (0.2%)
Safeway, Inc.
4.800%, 7/16/07	3,000,000	2,986,965

Total Consumer Staples		25,515,891

Energy (1.4%)
Oil & Gas (1.4%)
Anadarko Petroleum Corp.
3.250%, 5/1/08	3,800,000	3,659,480
Ocean Energy, Inc.
4.375%, 10/1/07	8,700,000	8,601,386
Valero Energy Corp.
3.500%, 4/1/09	5,700,000	5,436,956

Total Energy		17,697,822

Financials (13.0%)
Commercial Banks (1.7%)
Bank One NA/Illinois
3.700%, 1/15/08	14,250,000	13,950,593
RBS Capital Trust IV
5.327%, 9/29/49 (l)	400,000	403,421
Residential Capital Corp.
5.896%, 6/29/07 (l)	1,000,000	1,002,473
Wells Fargo & Co.
3.500%, 4/4/08	6,000,000	5,830,080

		21,186,567

Consumer Finance (3.0%)
Boeing Capital Corp.
5.750%, 2/15/07	14,000,000	14,128,296
Capital One Financial Corp.
8.750%, 2/1/07	6,000,000	6,232,662
John Deere Capital Corp.
4.375%, 3/14/08	10,000,000	9,889,790
SLM Corp.
5.625%, 4/10/07	7,700,000	7,746,100

		37,996,848

Diversified Financial Services (5.6%)
CIT Group, Inc.
5.500%, 11/30/07	8,300,000	8,381,498
Deluxe Corp.
3.500%, 10/1/07	6,000,000	5,723,640
General Electric Capital Corp.
5.000%, 2/15/07	13,500,000	13,519,602
3.450%, 7/16/07	8,500,000	8,337,310
HSBC Finance Corp.
4.125%, 3/11/08	8,500,000	8,350,893
International Lease Finance Corp.
5.625%, 6/1/07	3,500,000	3,529,428
MBNA Corp.
6.250%, 1/17/07	8,000,000	8,091,112
Toyota Motor Credit Corp.
4.400%, 10/1/08	14,000,000	13,868,540

		69,802,023

Insurance (0.9%)
Lincoln National Corp.
5.250%, 6/15/07	10,515,000	10,553,201

Real Estate (1.1%)
Simon Property Group LP
6.375%, 11/15/07	8,000,000	8,174,752
Vornado Realty LP (REIT)
5.625%, 6/15/07	6,000,000	6,041,970

		14,216,722

Thrifts & Mortgage Finance (0.7%)
Countrywide Home Loans, Inc.
5.625%, 5/15/07	9,000,000	9,076,527

Total Financials		162,831,888

Government Securities (40.0%)
Foreign Governments (1.0%)
Province of Quebec Canada
7.000%, 1/30/07	6,000,000	6,137,484
United Mexican States
8.625%, 3/12/08	5,500,000	5,915,250

		12,052,734

U.S. Government Agencies (20.0%)
Federal Home Loan Bank
2.875%, 9/15/06	10,000,000	9,877,030
4.500%, 5/11/07	30,000,000	29,897,160
3.375%, 2/15/08	13,550,000	13,175,180
Federal Home Loan Mortgage Corp.
3.625%, 2/15/08	15,000,000	14,666,340
4.777%, 5/1/35 (l)	21,162,648	20,964,942
4.781%, 9/1/35 (l)	19,623,354	19,415,062
Federal National Mortgage Association
2.750%, 8/11/06	500,000	494,406
4.540%, 5/1/33 (l)	426,055	418,555
3.696%, 6/1/34 (l)	164,399	162,259
4.273%, 7/1/34 (l)	335,750	330,819
4.572%, 12/1/34 (l)	12,217,667	12,093,676
4.500%, 1/1/35 (l)	10,333,584	10,173,571
4.547%, 4/1/35 (l)	12,799,033	12,633,659
4.646%, 5/1/35 (l)	9,001,852	8,890,113
4.907%, 6/1/35 (l)	28,638,365	28,481,389
4.650%, 7/1/35 (l)	19,447,304	19,264,997
4.745%, 7/1/35 (l)	18,870,048	18,639,397
4.818%, 7/1/35 (l)	14,097,364	13,961,471
5.206%, 7/1/35 (l)	17,998,521	18,004,957

		251,544,983

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Principal Amount	Value (Note 1)
U.S. Treasuries (19.0%)
U.S. Treasury Notes
2.750%, 7/31/06	$45,500,000	$45,071,663
3.125%, 1/31/07	69,100,000	68,133,706
3.625%, 4/30/07	15,000,000	14,842,965
6.125%, 8/15/07	66,000,000	67,747,944
3.000%, 11/15/07	10,950,000	10,677,104
3.750%, 5/15/08	1,400,000	1,380,093
3.125%, 9/15/08	32,380,000	31,346,625

		239,200,100

Total Government Securities		502,797,817

Health Care (0.6%)
Health Care Providers & Services (0.6%)
UnitedHealth Group, Inc.
5.200%, 1/17/07	7,835,000	7,830,001

Total Health Care		7,830,001

Industrials (1.2%)
Airlines (0.2%)
Southwest Airlines Co.
7.875%, 9/1/07	2,513,000	2,621,519

Commercial Services & Supplies (0.5%)
Aramark Services, Inc.
7.100%, 12/1/06	6,000,000	6,092,748

Industrial Conglomerates (0.2%)
Tyco International Group S.A.
5.800%, 8/1/06	2,000,000	2,008,368

Road & Rail (0.3%)
GATX Corp.
6.000%, 11/19/08	140,000	142,838
Norfolk Southern Corp.
6.000%, 4/30/08	4,000,000	4,075,736

		4,218,574

Total Industrials		14,941,209

Information Technology (2.5%)
Communications Equipment (0.5%)
Motorola, Inc.
4.608%, 11/16/07	5,800,000	5,763,762

Computers & Peripherals (2.0%)
Hewlett Packard Co.
5.500%, 7/1/07	11,200,000	11,290,496
International Business Machines Corp.
3.800%, 2/1/08	14,000,000	13,711,642

		25,002,138

Total Information Technology		30,765,900

Materials (2.4%)
Chemicals (1.7%)
International Flavors & Fragrances, Inc.
6.450%, 5/15/06	6,000,000	6,028,650
Potash Corp. of Saskatchewan, Inc.
7.125%, 6/15/07	5,275,000	5,424,678
Valspar Corp.
6.000%, 5/1/07	10,000,000	10,089,910

		21,543,238

Metals & Mining (0.7%)
Alcoa, Inc.
4.250%, 8/15/07	8,000,000	7,920,920

Total Materials		29,464,158

Telecommunication Services (3.4%)
Diversified Telecommunication Services (0.9%)
Deutsche Telekom International Finance BV
3.875%, 7/22/08	11,600,000	11,329,906

Wireless Telecommunication Services (2.5%)
Sprint Capital Corp.
6.000%, 1/15/07	7,500,000	7,573,342
Verizon Wireless Capital LLC
5.375%, 12/15/06	14,000,000	14,046,116
Vodafone Group plc
3.950%, 1/30/08	10,000,000	9,825,100

		31,444,558

Total Telecommunication Services		42,774,464

Utilities (2.1%)
Electric Utilities (1.6%)
Midamerican Energy Holding Co.
4.625%, 10/1/07	6,000,000	5,956,638
Northern States Power Co.
2.875%, 8/1/06	250,000	247,407
Ohio Edison Co.
4.000%, 5/1/08	9,700,000	9,465,018
Virginia Electric & Power Co.
7.625%, 7/1/07	5,000,000	5,185,310

		20,854,373

Multi-Utilities & Unregulated Power (0.5%)
Sempra Energy
4.621%, 5/17/07	6,000,000	5,957,478

Total Utilities		26,811,851

Total Long-Term Debt Securities (96.4%) (Cost $1,219,182,917)		1,210,667,189

SHORT-TERM INVESTMENTS:
Government Security (2.4%)
Federal Home Loan Bank
2.17%, 1/3/06 (o)(p)	31,000,000	30,994,402

Time Deposit (0.1%)
JPMorgan Chase Nassau
3.68%, 1/3/06	882,212	882,212

Total Short-Term Investments (2.5%) (Amortized Cost $31,876,614)		31,876,614

Total Investments (98.9%) (Cost/Amortized Cost $1,251,059,531)		1,242,543,803
Other Assets Less Liabilities (1.1%)		13,706,786

Net Assets (100%)		$1,256,250,589

†	Securities (totaling $0 or 0.00% of net assets) valued at fair value.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $490,112 or 0.04% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

ABS — Asset-Backed Security

CMO — Collateralized Mortgage Obligation

REIT — Real Estate Investment Trust

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,058,044,035
U.S. Government securities	320,774,551

$1,378,818,586

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$96,483,907
U.S. Government securities	125,007,773

$221,491,680

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$88,228
Aggregate gross unrealized depreciation	(8,716,568)

Net unrealized depreciation	$(8,628,340)

Federal income tax cost of investments	$1,251,172,143

The Portfolio has a net capital loss carryforward of $348,305 which expires in the year 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.9%)
Auto Components (0.9%)
Accuride Corp.*	14,200	$183,180
Aftermarket Technology Corp.*	6,800	132,192
American Axle & Manufacturing Holdings, Inc.	18,300	335,439
ArvinMeritor, Inc.	28,000	402,920
Bandag, Inc.^	6,300	268,821
Commercial Vehicle Group, Inc.*^	6,800	127,704
Cooper Tire & Rubber Co.^	28,700	439,684
Drew Industries, Inc.*	6,800	191,692
Hayes Lemmerz International, Inc.*^	15,100	53,152
Keystone Automotive Industries, Inc.*^	6,300	198,324
Midas, Inc.*^	6,700	123,012
Modine Manufacturing Co.	14,900	485,591
Noble International Ltd.	6,300	131,292
Proliance International, Inc.*	1	5
Quantum Fuel Systems Technologies Worldwide, Inc.*	46,200	123,816
R&B, Inc.*^	10,300	97,644
Sauer-Danfoss, Inc.^	5,900	110,979
Standard Motor Products, Inc.^	26,600	245,518
Strattec Security Corp.*	1,600	64,672
Superior Industries International, Inc.	10,800	240,408
Tenneco Automotive, Inc.*	15,800	309,838
Visteon Corp.*^	54,500	341,170

		4,607,053

Automobiles (0.3%)
Coachmen Industries, Inc.^	17,500	206,675
Fleetwood Enterprises, Inc.*	20,900	258,115
Monaco Coach Corp.^	12,750	169,575
Thor Industries, Inc.^	15,800	633,106
Winnebago Industries, Inc.^	12,600	419,328

		1,686,799

Distributors (0.3%)
Beacon Roofing Supply, Inc.*^	7,200	206,856
BlueLinx Holdings, Inc.	12,600	141,750
Earle M Jorgensen Co.*	18,600	171,678
Handleman Co.^	8,100	100,602
LKQ Corp.*^	6,400	221,568
Prestige Brands Holdings, Inc.*	12,200	152,500
Source Interlink Cos., Inc.*^	18,829	209,379
WESCO International, Inc.*	14,100	602,493

		1,806,826

Diversified Consumer Services (0.1%)
DeVry, Inc.*^	24,900	498,000

Electronic Equipment & Instruments (0.0%)
DTS, Inc.*^	6,800	100,640

Hotels, Restaurants & Leisure (2.6%)
AFC Enterprises, Inc.*^	10,900	164,808
Alliance Gaming Corp.*	20,500	266,910
Ambassadors Group, Inc.	4,650	106,439
Ameristar Casinos, Inc.	8,200	186,140
Aztar Corp.*^	14,700	446,733
BJ’s Restaurants, Inc.*^	6,300	144,018
Bob Evans Farms, Inc.	15,200	350,512
Buffalo Wild Wings, Inc.*^	4,050	134,501
California Pizza Kitchen, Inc.*^	8,200	262,154
CEC Entertainment, Inc.*	14,700	500,388
Churchill Downs, Inc.	2,400	88,152
CKE Restaurants, Inc.	26,800	362,068
Dave and Busters, Inc.*^	7,000	123,270
Denny’s Corp.*^	38,700	155,961
Dominos Pizza, Inc.	13,800	333,960
Dover Motorsports, Inc.^	25,100	153,361
Gaylord Entertainment Co.*	17,100	745,389
Great Wolf Resorts, Inc.*^	9,000	92,790
IHOP Corp.	9,800	459,718
International Speedway Corp., Class A	1	34
Isle of Capri Casinos, Inc.*^	5,089	123,968
Jack in the Box, Inc.*	16,300	569,359
Krispy Kreme Doughnuts, Inc.*^	22,100	126,854
La Quinta Corp.*	88,950	990,903
Landry’s Restaurants, Inc.^	9,400	251,074
Lodgian, Inc.^	15,000	160,950
Lone Star Steakhouse & Saloon, Inc.	7,600	180,424
Luby’s, Inc.*^	12,300	163,590
Magna Entertainment Corp., Class A*^	18,200	129,948
Marcus Corp.^	6,500	152,750
McCormick & Schmick’s Seafood Restaurants*	6,800	153,748
Mikohn Gaming Corp.*^	10,100	99,687
Monarch Casino & Resort, Inc.*^	6,900	155,940
MTR Gaming Group, Inc.*	8,100	84,321
Multimedia Games, Inc.*^	9,900	91,575
O’Charley’s, Inc.*	13,300	206,283
P.F. Chang’s China Bistro, Inc.*^	10,500	521,115
Papa John’s International, Inc.*^	3,800	225,378
Pinnacle Entertainment, Inc.*^	15,150	374,356
Rare Hospitality International, Inc.*	14,200	431,538
Red Robin Gourmet Burgers*^	5,000	254,800
Riviera Holdings Corp.^	7,000	114,730
Ruby Tuesday, Inc.^	27,500	711,975
Ruth’s Chris Steak House*	8,600	155,660
Ryan’s Restaurant Group, Inc.*^	20,950	252,657
Shuffle Master, Inc.*^	15,525	390,298
Six Flags, Inc.*^	45,900	353,889
Speedway Motorsports, Inc.	8,232	285,403
Steak n Shake Co.*^	11,815	200,264
Sunterra Resorts, Inc.*	9,400	133,668
Texas Roadhouse, Inc.*	18,000	279,900
Triarc Cos., Inc., Class B^	16,550	245,768
Vail Resorts, Inc.*	13,100	432,693
WMS Industries, Inc.*^	9,600	240,864

		14,323,636

Household Durables (1.4%)
Blount International, Inc.*	12,300	195,939
Blyth, Inc.^	11,800	247,210
Brookfield Homes Corp.^	4,655	231,493
California Coastal Communities, Inc.*	4,400	172,612
Champion Enterprises, Inc.*^	29,200	397,704
CSS Industries, Inc.^	2,597	79,806
Ethan Allen Interiors, Inc.^	15,500	566,215
Furniture Brands International, Inc.^	21,100	471,163
Hooker Furniture Corp.^	4,200	72,030
Interface, Inc., Class A*^	29,000	238,380
Jarden Corp.*^	30,600	922,590
Kimball International, Inc., Class B	11,300	120,119

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
La-Z-Boy, Inc.^	21,100	$286,116
Levitt Corp., Class A^	4,575	104,036
Libbey, Inc.	4,200	42,924
Lifetime Brands, Inc.^	6,400	132,288
M/I Homes, Inc.^	5,000	203,100
Maytag Corp.	34,000	639,880
National Presto Industries, Inc.^	2,500	110,875
Palm Harbor Homes, Inc.*^	5,800	109,040
Russ Berrie & Co., Inc.^	9,500	108,490
Skyline Corp.	2,600	94,640
Stanley Furniture Co., Inc.	6,400	148,352
Technical Olympic USA, Inc.^	6,187	130,484
Tupperware Brands Corp.	21,100	472,640
WCI Communities, Inc.*^	13,700	367,845
William Lyon Homes, Inc.*^	1,400	141,260
Yankee Candle Co., Inc.^	20,004	512,102

		7,319,333

Household Products (0.0%)
Ionatron, Inc.*^	17,600	177,936

Internet & Catalog Retail (0.7%)
1-800-Flowers.com, Inc., Class A*^	23,700	152,154
Alloy Online, Inc.*^	19,300	55,777
Audible, Inc.*^	10,300	132,252
Blair Corp.	2,755	107,280
Blue Nile, Inc.*^	6,600	266,046
Coldwater Creek, Inc.*^	13,950	425,893
Drugstore.com*	41,500	118,275
FTD Group, Inc.*^	13,200	137,148
GSI Commerce, Inc.*^	14,200	214,278
Insight Enterprises, Inc.*	18,800	368,668
J. Jill Group, Inc.*	6,800	129,404
Netflix, Inc.*^	15,600	422,136
Nutri/System, Inc.*	10,400	374,608
Overstock.com, Inc.*^	5,700	160,455
Priceline.com, Inc.*	9,616	214,629
Provide Commerce, Inc.*	3,900	129,129
Stamps.com, Inc.*^	7,950	182,532
Systemax, Inc.*	13,200	82,368
Valuevision Media, Inc., Class A*^	17,100	215,460

		3,888,492

Leisure Equipment & Products (0.5%)
Arctic Cat, Inc.^	5,000	100,300
Callaway Golf Co.	33,200	459,488
JAKKS Pacific, Inc.*^	8,300	173,802
K2, Inc.*^	20,600	208,266
Leapfrog Enterprises, Inc.*^	11,100	129,315
Life Time Fitness, Inc.*^	10,000	380,900
Marine Products Corp.^	13,500	141,615
MarineMax, Inc.*	4,500	142,065
Nautilus, Inc.^	12,572	234,594
Oakley, Inc.^	8,400	123,396
RC2 Corp.*^	6,900	245,088
Steinway Musical Instruments, Inc.*	3,900	99,489
Sturm Ruger & Co., Inc.	7,700	53,977

		2,492,295

Media (2.1%)
4Kids Entertainment, Inc.*^	4,100	64,329
ADVO, Inc.^	13,400	377,612
Arbitron, Inc.	12,900	489,942
Beasley Broadcasting Group, Inc., Class A	7,960	107,540
Carmike Cinemas, Inc.	5,300	134,408
Catalina Marketing Corp.	22,200	562,770
Charter Communications, Inc., Class A*^	110,400	134,688
Citadel Broadcasting Corp.^	18,700	251,328
Courier Corp.^	3,375	115,897
Cox Radio, Inc., Class A*^	16,400	230,912
Crown Media Holdings, Inc., Class A*^	24,800	227,416
Cumulus Media, Inc., Class A*^	19,600	243,236
Emmis Communications Corp., Class A*	13,078	260,383
Entercom Communications Corp.*	15,400	456,918
Entravision Communications Corp.*	32,700	232,824
Fisher Communications, Inc.*	1,800	74,574
Gemstar-TV Guide International, Inc.*	105,100	274,311
Gray Television, Inc.	21,100	207,202
Harris Interactive, Inc.*^	44,100	190,071
Hollinger International, Inc., Class A	24,450	219,072
Journal Communications, Inc., Class A	8,000	111,600
Journal Register Co.^	16,000	239,200
Lakes Entertainment, Inc.*^	11,600	77,140
Liberty Corp.	7,792	364,744
Lin TV Corp., Class A*	14,000	155,960
Lodgenet Entertainment Corp.*^	5,300	73,882
Martha Stewart Living Omnimedia, Class A*^	9,600	167,328
Media General, Inc., Class A	9,200	466,440
Mediacom Communications Corp., Class A*^	26,500	145,485
Navarre Corp.*^	9,000	49,770
Nelson (Thomas), Inc.	5,000	123,250
Outdoor Channel Holdings, Inc.*^	11,600	156,600
Playboy Enterprises, Inc., Class B*	14,100	195,849
Primedia, Inc.*^	50,100	80,661
ProQuest Co.*^	11,700	326,547
Radio One, Inc., Class D*^	35,700	369,495
RCN Corp.*^	9,800	229,810
Reader’s Digest Association, Inc. (Non-Voting)	40,000	608,800
Regent Communications, Inc.*	14,300	66,352
Saga Communications, Inc., Class A*	4,800	52,176
Salem Communications Corp., Class A*	11,800	206,382
Scholastic Corp.*^	14,300	407,693
Sinclair Broadcast Group, Inc., Class A^	12,908	118,754
Spanish Broadcasting System, Class A*^	10,765	55,009
Tivo, Inc.*^	38,390	196,557
Valassis Communications, Inc.*	23,100	671,517
Value Line, Inc.^	4,800	167,664
World Wrestling Entertainment, Inc.	13,180	193,482
WorldSpace, Inc.*^	11,800	171,218

		11,104,798

Multiline Retail (0.3%)
99 Cents Only Stores*^	19,700	206,062
Big Lots, Inc.*^	48,500	582,485
Conn’s, Inc.*^	8,500	313,395
Fred’s, Inc.^	16,530	268,943

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Retail Ventures, Inc.*^	11,100	$138,084
Tuesday Morning Corp.	10,400	217,568

		1,726,537

Specialty Retail (3.7%)
A.C. Moore Arts & Crafts, Inc.*^	4,300	62,565
Aaron Rents, Inc.^	15,450	325,686
Aeropostale, Inc.*	24,650	648,295
America’s Car-Mart, Inc.*^	5,400	89,208
Asbury Automotive Group, Inc.*	5,300	87,238
Bebe Stores, Inc.	1	14
Big 5 Sporting Goods Corp.	8,200	179,498
Blockbuster, Inc., Class A^	81,300	304,875
Bombay Co., Inc.*^	11,400	33,744
Buckle, Inc.	4,000	128,960
Build-A-Bear Workshop, Inc.*^	6,800	201,552
Building Material Holding Corp.^	5,700	388,797
Burlington Coat Factory Warehouse Corp.	6,200	249,302
Cabela’s, Inc., Class A*^	13,200	219,120
Cache, Inc.*^	9,300	161,076
Cato Corp., Class A	12,750	273,488
Charlotte Russe Holding, Inc.*	5,900	122,897
Charming Shoppes, Inc.*	50,300	663,960
Children’s Place Retail Stores, Inc.*	9,000	444,780
Christopher & Banks Corp.^	17,575	330,058
Citi Trends, Inc.*^	5,600	239,064
Cost Plus, Inc.*^	10,300	176,645
CSK Auto Corp.*	18,700	281,996
Deb Shops, Inc.^	4,500	133,785
dELiA*s, Inc.*^	9,650	80,095
Dress Barn, Inc.*	9,400	362,934
DSW, Inc.*^	7,400	194,028
Finish Line, Inc., Class A	19,000	330,980
GameStop Corp., Class A*^	23,895	760,339
Genesco, Inc.*	12,200	473,238
Group 1 Automotive, Inc.*	8,700	273,441
Guess?, Inc.*	6,200	220,720
Guitar Center, Inc.*^	11,300	565,113
Gymboree Corp.*	13,800	322,920
Haverty Furniture Cos., Inc.^	5,400	69,606
Hibbett Sporting Goods, Inc.*	14,025	399,432
HOT Topic, Inc.*	19,275	274,669
Jo-Ann Stores, Inc.*	7,835	92,453
Jos. A. Bank Clothiers, Inc.*^	4,687	203,463
Linens ‘n Things, Inc.*	18,200	484,120
Lithia Motors, Inc.	4,400	138,336
Men’s Wearhouse, Inc.*	1	29
Monro Muffler, Inc.*	4,250	128,860
Movie Gallery, Inc.^	10,830	60,756
New York & Co., Inc.*^	7,200	152,640
Pacific Sunwear of California, Inc.*	32,200	802,424
Payless Shoesource, Inc.*	27,600	692,760
Pep Boys Manny, Moe & Jack^	23,300	346,937
PETCO Animal Supplies, Inc.*^	24,600	539,970
Pier 1 Imports, Inc.^	36,700	320,391
Regis Corp.	19,200	740,544
Rent-Way, Inc.*^	18,200	116,298
Restoration Hardware, Inc.*	31,200	187,824
Rush Enterprises, Inc., Class A*^	10,700	159,216
Select Comfort Corp.*^	14,700	402,045
Sharper Image Corp.*^	3,200	31,168
Shoe Carnival, Inc.*	5,400	118,368
Sonic Automotive, Inc.	13,900	309,692
Sports Authority, Inc.*^	11,038	343,613
Stage Stores, Inc.	11,850	352,893
Stein Mart, Inc.	11,700	212,355
Talbots, Inc.^	9,800	272,636
Too, Inc.*	17,449	492,236
Tractor Supply Co.*^	14,200	751,748
Trans World Entertainment Corp.*^	14,300	81,510
United Auto Group, Inc.^	11,400	435,480
West Marine, Inc.*^	4,000	55,920
Zale Corp.*	21,120	531,168
Zumiez, Inc.*	5,200	224,744

		19,856,715

Textiles, Apparel & Luxury Goods (1.0%)
Brown Shoe Co., Inc.^	9,100	386,113
Carter’s, Inc.*	7,840	461,384
Charles & Colvard Ltd.^	7,045	142,309
Cherokee, Inc.^	4,200	144,438
Deckers Outdoor Corp.*^	3,900	107,718
DHB Industries, Inc.*^	13,800	61,686
Fossil, Inc.*^	20,700	445,257
Hartmarx Corp.*	15,900	124,179
K-Swiss, Inc., Class A	11,000	356,840
Kellwood Co.^	11,200	267,456
Kenneth Cole Productions, Class A	3,100	79,050
Movado Group, Inc.	6,400	117,120
Oxford Industries, Inc.^	7,300	399,310
Perry Ellis International, Inc.*	3,300	62,700
Phillips-Van Heusen Corp.	13,980	452,952
Russell Corp.^	14,100	189,786
Skechers U.S.A., Inc., Class A*	8,900	136,348
Steven Madden Ltd.*	4,000	116,920
Stride Rite Corp.	12,500	169,500
Unifirst Corp.	4,200	130,620
Volcom, Inc.*	5,000	170,050
Warnaco Group, Inc.*	17,900	478,288
Wolverine World Wide, Inc.	27,600	619,896

		5,619,920

Total Consumer Discretionary		75,208,980

Consumer Staples (2.8%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*^	5,100	127,500
Coca-Cola Bottling Co.^	1,600	68,800
Hansen Natural Corp.*^	6,580	518,570
National Beverage Corp.*	11,600	113,332

		828,202

Food & Staples Retailing (0.9%)
Arden Group, Inc.^	1,200	109,188
Casey’s General Stores, Inc.	21,700	538,160
Central European Distribution Corp.*^	6,000	240,840
Great Atlantic & Pacific Tea Co., Inc.*^	8,720	277,122
Ingles Markets, Inc., Class A	10,300	161,195
Longs Drug Stores Corp.	16,096	585,733
Nash Finch Co.^	5,250	133,770
Pantry, Inc.*	6,100	286,639
Pathmark Stores, Inc.*	22,100	220,779
Performance Food Group Co.*^	20,500	581,585
Ruddick Corp.	16,700	355,376
Smart & Final, Inc.*^	9,800	126,224
Spartan Stores, Inc.*	10,200	106,284
Topps Co., Inc.	10,600	78,758
United Natural Foods, Inc.*^	18,200	480,480
Weis Markets, Inc.^	6,100	262,544

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Wild Oats Markets, Inc.*^	8,400	$101,472

		4,646,149

Food Products (1.1%)
Alico, Inc.	2,600	117,494
American Italian Pasta Co.^	8,100	55,080
Chiquita Brands International, Inc.	16,600	332,166
Corn Products International, Inc.	32,400	774,036
Delta & Pine Land Co.	16,400	377,364
Farmer Brothers Co.^	9,700	187,598
Flowers Foods, Inc.	22,387	616,986
Gold Kist, Inc.*^	22,000	328,900
Hain Celestial Group, Inc.*^	13,400	283,544
J & J Snack Foods Corp.^	2,400	142,584
John B. Sanfilippo & Son, Inc.*^	5,500	71,115
Lancaster Colony Corp.	10,900	403,845
Lance, Inc.	12,700	236,601
M & F Worldwide Corp.*	6,300	102,816
Maui Land & Pineapple Co., Inc.*	3,200	108,576
Peet’s Coffee & Tea, Inc.*^	5,300	160,855
Premium Standard Farms, Inc.*	9,000	134,640
Ralcorp Holdings, Inc.*	12,680	506,059
Sanderson Farms, Inc.^	7,600	232,028
Seaboard Corp.^	200	302,200
Tootsie Roll Industries, Inc.^	10,700	309,551

		5,784,038

Household Products (0.1%)
Central Garden & Pet Co.*^	8,500	390,490
WD-40 Co.^	9,400	246,844

		637,334

Personal Products (0.5%)
Chattem, Inc.*	7,400	269,286
Elizabeth Arden, Inc.*^	10,400	208,624
Inter Parfums, Inc.	5,900	105,964
Mannatech, Inc.^	20,700	285,867
Natures Sunshine Products, Inc.	7,500	135,600
NBTY, Inc.*^	23,700	385,125
NU Skin Enterprises, Inc., Class A	21,237	373,346
Parlux Fragrances, Inc.*^	5,200	158,756
Playtex Products, Inc.*	13,400	183,178
Revlon, Inc., Class A*	58,700	181,970
USANA Health Sciences, Inc.*^	4,600	176,456

		2,464,172

Tobacco (0.1%)
Alliance One International, Inc.^	27,900	108,810
Star Scientific, Inc.*^	26,900	63,215
Universal Corp.^	10,100	437,936
Vector Group Ltd.^	8,701	158,097

		768,058

Total Consumer Staples		15,127,953

Energy (5.9%)
Energy Equipment & Services (2.6%)
Atwood Oceanics, Inc.*^	5,000	390,150
Cal Dive International, Inc.*^	32,556	1,168,435
Carbo Ceramics, Inc.^	8,400	474,768
Covanta Holding Corp.	46,545	700,967
Dril-Quip, Inc.*	5,000	236,000
Global Industries Ltd.*^	33,900	384,765
Grey Wolf, Inc.*	84,700	654,731
Gulf Island Fabrication, Inc.^	6,200	150,722
Gulfmark Offshore, Inc.*^	6,000	177,720
Hanover Compressor Co.*^	39,300	554,523
Hornbeck Offshore Services, Inc.*	7,200	235,440
Hydril Co.*	8,100	507,060
Input/Output, Inc.*^	40,500	284,715
Lone Star Technologies, Inc.*	14,100	728,406
Lufkin Industries, Inc.	6,800	339,116
Maverick Tube Corp.*^	19,900	793,214
Newpark Resources, Inc.*^	34,700	264,761
NS Group, Inc.*	9,600	401,376
Oceaneering International, Inc.*	11,200	557,536
Offshore Logistics, Inc.*	8,400	245,280
Oil States International, Inc.*	17,400	551,232
Parker Drilling Co.*	36,000	389,880
RPC, Inc.	13,350	351,639
SEACOR Holdings, Inc.*^	7,759	528,388
Superior Energy Services, Inc.*	33,177	698,376
Tetra Technologies, Inc.*^	13,800	421,176
Todco, Class A*	20,200	768,812
Universal Compression Holdings, Inc.*	7,700	316,624
Veritas DGC, Inc.*	13,400	475,566
W-H Energy Services, Inc.*	10,900	360,572

		14,111,950

Oil & Gas (3.3%)
Alon USA Energy, Inc.*	7,900	155,235
Atlas America, Inc.*	8,036	483,928
ATP Oil & Gas Corp.*^	7,800	288,678
Berry Petroleum Co., Class A^	7,500	429,000
Bill Barrett Corp.*^	5,700	220,077
Bois D'Arc Energy, Inc.*^	10,100	160,186
Brigham Exploration Co.*	16,700	198,062
Bronco Drilling Co., Inc.*^	6,300	144,963
Cabot Oil & Gas Corp., Class A	20,400	920,040
Callon Petroleum Co.*^	11,150	196,797
Carrizo Oil & Gas, Inc.*^	8,700	214,977
Cheniere Energy, Inc.*^	22,200	826,284
Cimarex Energy Co.*	34,693	1,492,146
Clayton Williams Energy, Inc.*	4,900	204,526
Comstock Resources, Inc.*	17,401	530,904
Crosstex Energy, Inc.	3,450	217,557
Delta Petroleum Corp.*	13,300	289,541
Edge Petroleum Corp.*^	9,800	244,118
Encore Acquisition Co.*	21,000	672,840
Endeavour International Corp.*	37,800	124,740
Energy Partners Ltd.*	14,300	311,597
Frontier Oil Corp.	23,488	881,505
FX Energy, Inc.*	13,600	108,528
Gasco Energy, Inc.*^	35,100	229,203
Giant Industries, Inc.*	5,200	270,192
Goodrich Petroleum Corp.*^	6,900	173,535
Harvest Natural Resources, Inc.*^	12,100	107,448
Holly Corp.	9,000	529,830
Houston Exploration Co.*	12,200	644,160
KCS Energy, Inc.*^	21,500	520,730
Maritrans, Inc.	5,600	145,712
McMoRan Exploration Co.*^	5,300	104,781
Meridian Resource Corp.*	37,000	155,400
Pacific Ethanol, Inc.*^	15,300	165,546
Penn Virginia Corp.	7,300	419,020
Petrohawk Energy Corp.*	27,607	364,965
Petroleum Development Corp.*	6,200	206,708
Quicksilver Resources, Inc.*	1	42
Remington Oil & Gas Corp.*	9,600	350,400
Resource America, Inc., Class A	6,800	115,940
St. Mary Land & Exploration Co.^	24,900	916,569
Stone Energy Corp.*	10,156	462,403
Superior Well Services, Inc.*	6,600	156,816
Swift Energy Co.*	14,500	653,515
Syntroleum Corp.*^	17,600	158,928

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Toreador Resources Corp.*^	6,100	$128,527
Transmontaigne, Inc.*	14,600	96,360
Tri-Valley Corp.*^	10,200	79,356
W&T Offshore, Inc.*	6,660	195,804
Warren Resources, Inc.*^	13,800	218,316
Whiting Petroleum Corp.*	16,000	640,000
World Fuel Services Corp.	14,600	492,312

		18,018,747

Total Energy		32,130,697

Financials (21.0%)
Capital Markets (0.8%)
Apollo Investment Corp.	24,900	446,457
Capital Southwest Corp.^	1,800	162,900
Cohen & Steers, Inc.^	8,050	149,972
Greenhill & Co., Inc.^	4,380	245,981
Investment Technology Group, Inc.*	17,100	606,024
LaBranche & Co., Inc.^	21,300	215,343
MCG Capital Corp.^	20,200	294,718
National Financial Partners Corp.	15,400	809,270
Piper Jaffray Cos.*^	8,000	323,200
Sanders Morris Harris Group, Inc.^	7,800	127,842
Stifel Financial Corp.*	4,400	165,396
SWS Group, Inc.	4,782	100,135
Waddell & Reed Financial, Inc.	32,500	681,525

		4,328,763

Commercial Banks (7.4%)
1st Source Corp.^	4,251	106,913
Alabama National Bancorporation^	5,000	323,800
Amcore Financial, Inc.^	12,400	377,084
AmericanWest Bancorp*^	4,400	103,972
Ameris Bancorp	8,040	159,514
Ames National Corp.^	3,900	100,269
Arrow Financial Corp.	3,353	87,681
BancFirst Corp.	1,500	118,500
Bancorpsouth, Inc.^	34,700	765,829
BancTrust Financial Group, Inc.	6,000	120,600
Bank of Granite Corp.^	4,512	83,607
Bank of the Ozarks, Inc.^	4,000	147,600
BankFinancial Corp.*	21,480	315,326
Banner Corp.	3,600	112,320
Boston Private Financial Holdings, Inc.	15,200	462,384
Camden National Corp.^	2,800	92,064
Capital City Bank Group, Inc.^	3,734	128,039
Capital Corp. of the West^	4,140	134,343
Capitol Bancorp Ltd.	5,500	205,920
Cascade Bancorp^	5,500	126,555
Cathay General Bancorp^	19,200	690,048
Centennial Bank Holdings, Inc.*^	28,900	357,493
Center Financial Corp.^	7,000	176,120
Central Coast Bancorp*^	6,737	166,673
Central Pacific Financial Corp.	11,700	420,264
Chemical Financial Corp.	11,488	364,859
Chittenden Corp.	20,437	568,353
Citizens & Northern Corp.^	4,545	116,488
Citizens Banking Corp.^	21,500	596,625
City Holdings Co.	8,900	319,955
CoBiz, Inc.^	7,500	136,725
Columbia Bancorp/Maryland	3,000	123,750
Columbia Banking System, Inc.^	4,714	134,585
Commercial Bankshares Inc./Miami Fl^	4,000	141,480
Community Bank System, Inc.^	12,600	284,130
Community Banks, Inc.^	7,520	210,560
Community Trust Bancorp, Inc.	4,985	153,289
CVB Financial Corp.^	22,349	453,908
Enterprise Financial Services Corp.*^	6,100	138,348
EuroBancshares, Inc.*	6,900	97,773
Farmers Capital Bank Corp.	2,500	76,850
Financial Institutions, Inc.	5,900	115,758
First Bancorp/North Carolina	4,200	84,672
First Bancorp/Puerto Rico^	27,800	344,998
First Charter Corp.^	15,516	367,109
First Citizens BancShares, Inc./North Carolina, Class A	3,000	523,260
First Commonwealth Financial Corp.^	30,252	391,158
First Community Bancorp, Inc./California	5,800	315,346
First Community Bancshares, Inc./Virginia^	3,245	101,114
First Financial Bancorp^	17,083	299,294
First Financial Bankshares, Inc.^	10,044	352,143
First Financial Corp./Indiana^	4,600	124,200
First Indiana Corp.^	4,700	161,586
First Merchants Corp.	6,258	162,708
First Midwest Bancorp, Inc.^	18,800	659,128
First OAK Brook Bancshares, Inc.^	8,700	243,165
First Regional Bancorp/Los Angeles CA^	2,200	148,610
First Republic Bank	7,950	294,229
First State Bancorp/ New Mexico^	5,200	124,748
FNB Corp./Pennsylvania^	24,500	425,320
FNB Corp./Virginia^	3,300	101,211
Frontier Financial Corp.^	13,050	417,600
GB&T Bancshares, Inc.^	5,900	126,319
Glacier Bancorp, Inc.^	15,327	460,576
Gold Banc Corp., Inc.	18,800	342,536
Great Southern Bancorp, Inc.^	4,400	121,484
Greater Bay Bancorp	25,100	643,062
Hancock Holding Co.	12,900	487,749
Hanmi Financial Corp.	17,000	303,620
Harleysville National Corp.^	13,143	251,031
Heartland Financial USA, Inc.^	4,650	100,905
Heritage Commerce Corp.*^	7,900	169,850
Hudson United Bancorp.	19,100	796,088
IBERIABANK Corp	2,875	146,654
Independent Bank Corp./Massachusetts	6,100	174,033
Independent Bank Corp./Michigan	12,040	327,849
Integra Bank Corp.^	5,156	110,029
Interchange Financial Services Corp.	5,700	98,325
Investors Bancorp, Inc.*	23,860	263,176
Irwin Financial Corp.^	5,300	113,526
Lakeland Bancorp, Inc.^	5,680	83,496
Lakeland Financial Corp.^	2,400	96,912
Macatawa Bank Corp.^	3,864	140,572
Main Street Banks, Inc.^	4,500	122,535
MainSource Financial Group, Inc.^	4,961	88,554
MB Financial, Inc.^	8,750	309,750
MBT Financial Corp.^	8,372	135,626
Mercantile Bank Corp.	2,976	114,576
Mid-State Bancshares^	13,300	355,775
Midwest Banc Holdings, Inc.^	3,750	83,438

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Nara Bancorp, Inc.	7,400	$131,572
National Penn Bancshares, Inc.^	16,793	319,907
NBC Capital Corp.^	3,300	78,507
NBT Bancorp, Inc.	16,048	346,476
North Empire Bancshares*^	4,800	113,568
Old National Bancorp/Indiana^	28,140	608,950
Old Second Bancorp, Inc.^	4,600	140,622
Omega Financial Corp.^	4,800	133,776
Oriental Financial Group, Inc.^	7,691	95,061
Pacific Capital Bancorp^	18,844	670,470
Park National Corp.^	5,774	592,643
Peapack-Gladstone Financial Corp.	2,970	82,863
Peoples Bancorp, Inc.	3,610	102,993
Placer Sierra Bancshares^	5,500	152,405
Preferred Bank Los Angeles	3,800	169,100
PrivateBancorp, Inc.	6,800	241,876
Prosperity Bancshares, Inc.	9,400	270,156
Provident Bankshares Corp.	16,759	565,951
Renasant Corp.^	2,850	90,146
Republic Bancorp, Inc., Class A/Kentucky^	4,851	104,054
Republic Bancorp, Inc.,/MI	33,313	396,425
Royal Bancsharesof Pennsylvania^	3,502	81,099
S & T Bancorp, Inc.^	12,660	466,141
Sandy Spring Bancorp, Inc.^	8,100	282,528
Santander BanCorp^	3,740	93,949
SCBT Financial Corp.	2,835	94,746
Seacoast Banking Corp./Florida^	4,980	114,291
Security Bank Corp.*^	7,000	163,030
Sierra Bancorp^	6,800	154,972
Signature Bank*	6,000	168,420
Simmons First National Corp., Class A	4,800	132,960
Southside Bancshares, Inc.^	6,405	129,381
Southwest Bancorp, Inc./Oklahoma^	5,200	104,000
State Bancorp, Inc./New York	6,480	108,475
Sterling Bancorp/New York	5,562	109,738
Sterling Bancshares, Inc./Texas	22,675	350,102
Sterling Financial Corp./Pennsylvania	14,531	287,714
Suffolk Bancorp	3,700	124,949
Summit Bancshares, Inc./Texas	8,500	152,830
Sun Bancorp, Inc./New Jersey*	4,299	84,905
Susquehanna Bancshares, Inc.	20,590	487,571
SVB Financial Group	14,300	669,812
SY Bancorp, Inc.^	3,800	95,076
Taylor Capital Group, Inc.^	3,500	141,400
Texas Capital Bancshares, Inc.*^	8,700	194,967
Texas Regional Bancshares, Inc.	16,114	456,026
Tompkins Trustco, Inc.	3,047	136,506
TriCo Bancshares^	5,200	121,628
Trustco Bank Corp./New York^	33,183	412,133
Trustmark Corp.^	18,900	519,183
UCBH Holdings, Inc.^	39,100	699,108
UMB Financial Corp.^	7,874	503,227
Umpqua Holdings Corp.^	20,176	575,621
Union Bankshares Corp./Virginia^	2,700	116,370
United Bancshares, Inc.^	15,100	532,124
United Community Banks, Inc.	14,100	375,906
Univest Corp. of Pennsylvania^	4,650	112,856
Unizan Financial Corp.	11,790	313,142
USB Holding Co., Inc.^	4,888	105,874
Vineyard National Bancorp^	4,500	138,780
Virginia Commerce Bancorp*^	4,843	140,883
Virginia Financial Group, Inc.^	2,600	93,678
Washington Trust Bancorp^	4,400	115,192
WesBanco, Inc.^	10,200	310,182
West Bancorp, Inc.	5,775	107,993
West Coast Bancorp/Oregon^	5,200	137,540
Westamerica Bancorp	14,300	758,901
Western Alliance Bancorp*	5,500	164,285
Western Sierra Bancorp, Class B*	3,000	109,170
Wilshire Bancorp, Inc.^	8,400	144,396
Wintrust Financial Corp.^	10,040	551,196
Yardville National Bancorp^	3,700	128,205
Zions Bancorp	1,197	90,445

		40,297,126

Consumer Finance (0.3%)
ACE Cash Express, Inc.*^	5,100	119,085
Advanta Corp.^	7,200	233,568
Asta Funding, Inc.^	5,700	155,838
Cash America International, Inc.	14,400	333,936
CompuCredit Corp.*	7,700	296,296
First Cash Financial Services, Inc.*^	5,750	167,670
QC Holdings, Inc.*	8,300	95,699
United PanAm Financial Corp.*	5,000	129,350
World Acceptance Corp.*^	8,100	230,850

		1,762,292

Diversified Financial Services (0.9%)
Advance America Cash Advance Centers, Inc.	28,900	358,360
Archipelago Holdings, Inc.*^	12,550	624,613
Asset Acceptance Capital Corp.*	6,500	145,990
BKF Capital Group, Inc.^	4,000	75,800
Calamos Asset Management, Inc., Class A^	10,000	314,500
Collegiate Funding Services LLC*^	10,350	204,413
Encore Capital Group, Inc.*^	7,100	123,185
eSpeed, Inc., Class A*^	27,700	213,567
Financial Federal Corp.^	7,000	311,150
GAMCO Investors, Inc.^	2,500	108,825
GFI Group, Inc.*	5,700	270,351
Heartland Payment Systems, Inc.*^	6,300	136,458
IntercontinentalExchange, Inc.*	8,830	320,970
International Securities Exchange, Inc.*^	5,600	154,112
Knight Capital Group, Inc.*	46,900	463,841
MarketAxess Holdings, Inc.*	9,200	105,156
Marlin Business Services, Inc.*	6,700	160,063
Nasdaq Stock Market Inc.*^	19,100	671,938
NGP Capital Resources Co.	9,591	125,930
optionsXpress Holdings, Inc.^	9,000	220,950

		5,110,172

Insurance (2.4%)
21st Century Insurance Group^	13,700	221,666
Alfa Corp.	14,050	226,205
American Equity Investment Life Holding Co.	14,000	182,700
American Physicians Capital, Inc.*	4,100	187,739
Argonaut Group, Inc.*	12,900	422,733
Baldwin & Lyons, Inc.^	3,500	85,050
Bristol West Holdings, Inc.	8,880	168,986
Citizens, Inc./Texas, Class A*	31,642	172,449
Clark, Inc.^	5,300	70,225
CNA Surety Corp.*	9,400	136,958

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Crawford & Co., Class B^	34,700	$199,872
Delphi Financial Group, Inc., Class A	12,113	557,319
Direct General Corp.^	6,400	108,160
Donegal Group, Inc.	6,700	155,708
EMC Insurance Group, Inc.	4,600	91,724
Enstar Group, Inc.*^	2,000	132,500
FBL Financial Group, Inc., Class A^	5,324	174,680
First Acceptance Corp.*^	13,800	142,002
FPIC Insurance Group, Inc.*^	4,300	149,210
Great American Financial Resources, Inc.	5,900	117,056
Harleysville Group, Inc.	11,338	300,457
Hilb, Rogal & Hobbs Co.^	13,900	535,289
Horace Mann Educators Corp.	20,700	392,472
Infinity Property & Casualty Corp.	8,800	327,448
Kansas City Life Insurance Co.	4,900	245,392
LandAmerica Financial Group, Inc.^	8,050	502,320
Midland Co.	3,900	140,556
National Interstate Corp.*^	7,100	135,397
National Western Life Insurance Co., Class A*^	700	144,837
Navigators Group, Inc.*^	5,000	218,050
Odyssey Reinsurance Holdings Corp.	5,900	147,972
Ohio Casualty Corp.^	26,150	740,568
Phoenix Cos., Inc.^	40,300	549,692
Presidential Life Corp.	7,000	133,280
ProAssurance Corp.*^	11,664	567,337
RLI Corp.	9,550	476,259
Safety Insurance Group, Inc.^	5,100	205,887
Selective Insurance Group, Inc.^	11,800	626,580
State Auto Financial Corp.	5,750	209,645
Stewart Information Services Corp.	8,600	418,562
Tower Group, Inc.	8,000	175,840
Triad Guaranty, Inc.*	3,950	173,761
UICI	16,100	571,711
United Fire & Casualty Co.^	6,100	246,623
Universal American Financial Corp.*	10,600	159,848
USI Holdings Corp.*^	15,000	206,550
Zenith National Insurance Corp.	10,125	466,965

		12,722,240

Investment Companies (0.1%)
Ares Capital Corp.^	16,800	269,976
Gladstone Capital Corp.^	4,100	87,658

		357,634

Real Estate (6.5%)
Aames Investment Corp. (REIT)	17,600	113,696
Acadia Realty Trust (REIT)	16,100	322,805
Affordable Residential Communities (REIT)^	9,900	94,347
Alexander’s, Inc. (REIT)*	800	196,400
Alexandria Real Estate Equities, Inc. (REIT)	9,000	724,500
American Campus Communities	6,600	163,680
American Home Mortgage Investment Corp. (REIT)^	19,264	627,428
AMLI Residential Properties Trust (REIT)	10,300	391,915
Anthracite Capital, Inc. (REIT)^	27,200	286,416
Anworth Mortgage Asset Corp. (REIT)	20,800	151,840
Arbor Realty Trust, Inc. (REIT)	5,340	138,413
Ashford Hospitality Trust, Inc. (REIT)	14,500	152,105
Avatar Holdings, Inc.*^	2,600	142,792
Bedford Property Investors, Inc. (REIT)^	4,500	98,730
Bimini Mortgage Management, Inc.(REIT)^	9,000	81,450
BioMed Realty Trust, Inc. (REIT)	19,250	469,700
Bluegreen Corp.*^	7,200	113,760
Boykin Lodging Co., Inc. (REIT)*	11,800	144,196
Brandywine Realty Trust (REIT)	23,850	665,654
Capital Lease Funding, Inc. (REIT)^	12,200	128,466
Capital Trust, Inc./New York, Class A (REIT)	4,300	125,904
Cedar Shopping Centers, Inc. (REIT)	10,000	140,700
CentraCore Properties Trust^	5,200	139,724
Colonial Properties Trust (REIT)	16,886	708,874
Commercial Net Lease Realty (REIT)	20,000	407,400
Consolidated-Tomoka Land Co.^	2,400	170,160
Corporate Office Properties Trust (REIT)	15,900	565,086
Cousins Properties, Inc. (REIT)	17,100	483,930
Criimi MAE, Inc. (REIT)*^	6,700	132,660
Deerfield Triarc Capital Corp.^	22,780	312,086
DiamondRock Hospitality Co. (REIT)	13,000	155,480
Digital Realty Trust, Inc. (REIT)	8,100	183,303
EastGroup Properties (REIT)^	8,400	379,344
ECC Capital Corp. (REIT)^	24,900	56,274
Education Realty Trust, Inc. (REIT)	9,300	119,877
Entertainment Properties Trust (REIT)^	9,900	403,425
Equity Inns, Inc. (REIT)	27,500	372,625
Equity Lifestyle Properties, Inc. (REIT)	7,500	333,750
Equity One, Inc. (REIT)	16,870	390,034
Extra Space Storage, Inc. (REIT)^	16,300	251,020
FelCor Lodging Trust, Inc. (REIT)	26,313	452,847
Fieldstone Investment Corp. REIT^	21,300	252,618
First Industrial Realty Trust, Inc. (REIT)^	17,800	685,300
First Potomac Realty Trust (REIT)	7,000	186,200
Getty Realty Corp. (REIT)	8,800	231,352
Glenborough Realty Trust, Inc. (REIT)	12,100	219,010
Glimcher Realty Trust (REIT)^	14,900	362,368
GMH Communities Trust* (REIT)	13,200	204,732
Government Properties Trust, Inc. (REIT)^	27,500	256,575
Gramercy Capital Corp./New York (REIT)^	7,000	159,460

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Heritage Property Investment Trust (REIT)^	10,300	$344,020
Highland Hospitality Corp. (REIT)	22,100	244,205
Highwoods Properties, Inc. (REIT)	24,800	705,560
Home Properties, Inc. (REIT)	14,100	575,280
HomeBanc Corp./Georgia (REIT)^	24,050	179,894
Housevalues, Inc.*^	10,200	132,906
Impac Mortgage Holdings, Inc. (REIT)^	30,100	283,241
Inland Real Estate Corp. (REIT)^	28,700	424,473
Innkeepers USA Trust (REIT)	20,100	321,600
Investors Real Estate Trust (REIT)^	24,300	224,289
JER Investors Trust, Inc.	9,000	152,550
Jones Lang LaSalle, Inc.	15,300	770,355
Kilroy Realty Corp. (REIT)^	12,300	761,370
Kite Realty Group Trust (REIT)	9,300	143,871
LaSalle Hotel Properties (REIT)	15,600	572,832
Lexington Corp. Properties Trust (REIT)	22,600	481,380
LTC Properties, Inc. (REIT)^	7,100	149,313
Luminent Mortgage Capital, Inc. (REIT)^	14,800	111,148
Maguire Properties, Inc. (REIT)	13,800	426,420
Medical Properties Trust, Inc.	17,700	173,106
Meristar Hospitality Corp. (REIT)*^	34,978	328,793
MFA Mortgage Investments, Inc. (REIT)	33,700	192,090
Mid America Apartment Communities, Inc. (REIT)	7,100	344,350
MortgageIT Holdings, Inc. (REIT)^	8,000	109,280
National Health Investors, Inc. (REIT)	11,200	290,752
National Health Realty, Inc. (REIT)	8,000	148,560
Nationwide Health Properties, Inc. (REIT)^	31,900	682,660
Newcastle Investment Corp. (REIT)^	17,100	424,935
NorthStar Realty Finance Corp.^	16,000	163,040
Novastar Financial, Inc. (REIT)^	13,500	379,485
OMEGA Healthcare Investors, Inc. (REIT)	18,700	235,433
Origen Financial, Inc. (REIT)	19,962	142,129
Orleans Homebuilders, Inc.^	8,000	146,800
Parkway Properties, Inc. (REIT)^	6,200	248,868
Pennsylvania Real Estate Investment Trust (REIT)	15,394	575,120
Post Properties, Inc. (REIT)	16,900	675,155
Prentiss Properties Trust (REIT)	21,900	890,892
PS Business Parks, Inc., Class A (REIT)	6,400	314,880
RAIT Investment Trust (REIT)	10,300	266,976
Ramco-Gershenson Properties Trust (REIT)	5,900	157,235
Redwood Trust, Inc. (REIT)^	9,000	371,340
Saul Centers, Inc. (REIT)	3,700	133,570
Saxon Capital, Inc. (REIT)*^	21,700	245,861
Senior Housing Properties Trust (REIT)^	25,200	426,132
Sizeler Properties Investors, Inc.(REIT)	12,000	154,200
Sovran Self Storage, Inc. (REIT)^	7,200	338,184
Spirit Finance Corp. (REIT)	28,200	320,070
Strategic Hotel Capital, Inc. (REIT)	17,950	369,411
Sun Communities, Inc. (REIT)	6,400	200,960
Sunstone Hotel Investors, Inc. (REIT)	10,600	281,642
Tanger Factory Outlet Centers (REIT)	13,600	390,864
Tarragon Corp. (REIT)*^	10,500	216,510
Taubman Centers, Inc. (REIT)	21,150	734,963
Tejon Ranch Co.*^	3,800	151,696
Town & Country Trust (REIT)^	7,400	250,194
Trammell Crow Co.*	14,500	371,925
Trustreet Properties, Inc. (REIT)^	24,964	364,974
U-Store-It Trust (REIT)	18,500	389,425
Universal Health Realty Income Trust (REIT)^	3,700	115,958
Urstadt Biddle Properties, Inc., Class A (REIT)^	7,100	115,091
Washington Real Estate Investment Trust (REIT)^	19,000	576,650
Winston Hotels, Inc. (REIT)	24,600	243,540
ZipRealty, Inc.*^	27,400	230,708

		34,939,525

Thrifts & Mortgage Finance (2.6%)
Accredited Home Lenders Holding Co.*^	6,700	332,186
Anchor Bancorp Wisconsin, Inc.	9,700	294,298
Bank Atlantic Bancorp, Inc., Class A	20,900	292,600
Bank Mutual Corp.	31,905	338,193
Bankunited Financial Corp., Class A	13,800	366,666
Berkshire Hills Bancorp, Inc.^	2,400	80,400
BFC Financial Corp.*	14,250	78,660
Brookline Bancorp, Inc.^	26,517	375,746
Capital Crossing Bank*^	4,500	150,300
Charter Financial Corp.	2,600	92,846
CharterMac^	18,800	398,184
City Bank Lynnwood WA	2,764	98,315
Clifton Savings Bancorp, Inc.^	13,400	134,804
Coastal Financial Corp./ South Carolina^	7,759	99,781
Commercial Capital Bancorp, Inc.	18,872	323,089
CORUS Bankshares, Inc.^	8,200	461,414
Dime Community Bancshares, Inc.^	15,850	231,568
Doral Financial Corp.^	36,800	390,080
Federal Agricultural Mortgage Corp., Class C^	8,700	260,391
Fidelity Bankshares, Inc.	9,750	318,825
First Busey Corp., Class A^	4,650	97,138
First Financial Holdings, Inc.	4,300	132,096
First Niagara Financial Group, Inc.	52,076	753,540
First Place Financial Corp./Ohio	4,700	113,035
FirstFed Financial Corp.*^	8,400	457,968
Flagstar Bancorp, Inc.^	14,800	213,120
Flushing Financial Corp.	14,400	224,208
Franklin Bank Corp./Texas*^	7,200	129,528

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Fremont General Corp.^	27,700	$643,471
Gibraltar Industries, Inc.	13,150	301,661
Harbor Florida Bancshares, Inc.^	11,000	407,550
Horizon Financial Corp.^	5,000	109,200
Itla Capital Corp.*	1,800	87,930
Kearny Financial Corp.^	12,940	157,868
KNBT Bancorp, Inc.^	12,300	200,367
MAF Bancorp, Inc.	13,804	571,209
NASB Financial, Inc.^	2,200	86,592
NetBank, Inc.	25,500	183,090
NewAlliance Bancshares, Inc.^	48,700	708,098
Northwest Bancorp, Inc.^	7,600	161,576
OceanFirst Financial Corp.	6,100	138,836
Ocwen Financial Corp.*^	15,800	137,460
Partners Trust Financial Group, Inc.^	21,597	260,244
Pennfed Financial Services, Inc.	5,200	95,784
PFF Bancorp, Inc.	6,450	196,854
Provident Financial Services, Inc.	36,456	674,801
Provident New York Bancorp^	16,077	177,008
R&G Financial Corp., Class B^	11,200	147,840
Rockville Financial, Inc.	11,500	150,075
Sterling Financial Corp./Washington	15,244	380,795
TierOne Corp.	7,700	226,457
United Community Financial Corp.^	10,900	128,729
W Holding Co., Inc.	46,600	383,518
Westfield Financial, Inc.^	3,600	86,436
WSFS Financial Corp.	2,000	122,500

		14,164,928

Total Financials		113,682,680

Health Care (12.4%)
Biotechnology (3.8%)
Aastrom Biosciences, Inc.*^	49,700	104,867
Abgenix, Inc.*	38,200	821,682
Albany Molecular Research, Inc.*	8,900	108,135
Alexion Pharmaceuticals, Inc.*^	11,180	226,395
Alkermes, Inc.*^	36,200	692,144
Amylin Pharmaceuticals, Inc.*	48,400	1,932,128
Applera Corp.- Celera Genomics Group*	31,600	346,336
Arena Pharmaceuticals, Inc.*^	19,400	275,868
Ariad Pharmaceuticals, Inc.*^	20,100	117,585
Arqule, Inc.*^	18,800	115,056
Barrier Therapeutics, Inc.*^	10,973	89,979
Bioenvision, Inc.*	14,100	92,073
BioMarin Pharmaceuticals, Inc.*^	31,668	341,381
Cell Genesys, Inc.*	16,700	99,031
Cell Therapeutics, Inc.*^	19,661	42,861
Cepheid, Inc.*^	18,500	162,430
Coley Pharmaceutical Group, Inc.*	10,400	157,664
Cotherix, Inc.*^	10,900	115,758
Cubist Pharmaceuticals, Inc.*	21,549	457,916
CuraGen Corp.*^	47,600	146,608
CV Therapeutics, Inc.*^	18,756	463,836
deCODE genetics, Inc.*^	23,600	194,936
Dendreon Corp.*^	23,400	126,828
Digene Corp.*	7,500	218,775
Diversa Corp.*^	10,900	52,320
Dov Pharmaceutical, Inc.*^	8,300	121,844
Dusa Pharmaceuticals, Inc.*^	9,500	102,315
Encysive Pharmaceuticals, Inc.*	26,600	209,874
Enzo Biochem, Inc.*^	7,978	99,087
Enzon Pharmaceuticals, Inc.*^	22,000	162,800
Exelixis, Inc.*^	36,200	341,004
Genitope Corp.*^	11,900	94,605
Geron Corp.*^	20,700	178,227
GTx, Inc.*^	11,300	85,428
Human Genome Sciences, Inc.*^	52,100	445,976
ICOS Corp.*^	27,300	754,299
Idenix Pharmaceuticals, Inc.*^	8,700	148,857
Immunogen, Inc.*^	20,200	103,626
Incyte Corp.*^	35,500	189,570
InterMune, Inc.*^	8,500	142,800
Isis Pharmaceuticals, Inc.*^	52,400	274,576
Keryx Biopharmaceuticals, Inc.*	9,600	140,544
Lexicon Genetics, Inc.*^	25,280	92,272
Lifecell Corp.*^	11,500	219,305
Luminex Corp.*	10,300	119,686
MannKind Corp.*^	8,600	96,836
Marshall Edwards, Inc.*^	14,800	92,500
Martek Biosciences Corp.*^	13,400	329,774
Maxygen, Inc.*^	27,200	204,272
Medarex Inc.*^	47,200	653,720
Momenta Pharmaceuticals, Inc.*	7,100	156,484
Monogram Biosciences, Inc.	56,200	105,094
Myogen, Inc.*	8,000	241,280
Myriad Genetics, Inc.*^	13,050	271,440
Nabi Biopharmaceuticals*	21,157	71,511
Nanogen, Inc.*^	24,500	64,190
Neopharm, Inc.*^	18,301	197,468
Neurocrine Biosciences, Inc.*	15,600	978,588
Neurogen Corp.*^	14,600	96,214
Northfield Laboratories, Inc.*^	8,900	119,260
NPS Pharmaceuticals, Inc.*^	13,084	154,914
Nuvelo, Inc.*^	19,200	155,712
Onyx Pharmaceuticals, Inc.*^	14,200	408,392
OraSure Technologies, Inc.*^	19,800	174,636
Pharmion Corp.*^	10,500	186,585
Progenics Pharmaceuticals, Inc.*^	8,800	220,088
Regeneron Pharmaceuticals, Inc.*^	16,600	264,770
Renovis, Inc.*^	10,700	163,710
Rigel Pharmaceuticals, Inc.*^	10,200	85,272
Seattle Genetics, Inc.*^	11,300	53,336
Senomyx, Inc.*^	9,000	109,080
Serologicals Corp.*^	14,700	290,178
StemCells, Inc.*	35,100	121,095
Tanox, Inc.*	8,100	132,597
Telik, Inc.*^	22,600	383,974
Tercica, Inc.*^	14,600	104,682
Threshold Pharmaceuticals, Inc.*^	15,400	222,530
Trimeris, Inc.*	15,432	177,314
United Therapeutics Corp.*	9,680	669,081
Vertex Pharmaceuticals, Inc.*^	41,300	1,142,771
ViaCell, Inc.*^	15,100	84,862
Zymogenetics, Inc.*^	11,500	195,615

		20,709,112

Health Care Equipment & Supplies (4.0%)
1-800 Contacts, Inc.*	4,200	49,182
Abaxis, Inc.*^	7,100	117,008
Abiomed, Inc.*	8,900	82,236
Adeza Biomedical Corp.*	9,400	197,870
Align Technology, Inc.*^	18,000	116,460
American Medical Systems Holdings, Inc.*	29,500	525,985
Analogic Corp.^	4,600	220,110

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Animas Corp.*	6,600	$159,390
Arrow International, Inc.	7,700	223,223
ArthroCare Corp.*^	10,600	446,684
Aspect Medical Systems, Inc.*^	9,400	322,890
Bio-Rad Laboratories, Inc., Class A*	7,000	458,080
Biosite, Inc.^	7,256	408,440
Bruker BioSciences Corp.*	52,243	253,901
Candela Corp.*^	10,600	153,064
Cantel Medical Corp.*^	8,200	147,108
CNS, Inc.^	6,400	140,224
Conmed Corp.*	13,800	326,508
Cyberonics, Inc.*	9,100	293,930
Datascope Corp.^	3,600	118,980
DexCom, Inc.*	12,200	182,024
Diagnostic Products Corp.^	9,100	441,805
DJ Orthopedics, Inc.*^	7,800	215,124
Encore Medical Corp.*^	20,400	100,980
Epix Pharmaceuticals, Inc.*^	9,700	39,188
ev3, Inc.*^	10,300	151,822
Foxhollow Technologies, Inc.*^	5,500	163,845
Greatbatch, Inc.*	9,800	254,898
Haemonetics Corp.*	11,100	542,346
HealthTronics, Inc.*^	14,400	110,160
Hologic, Inc.*	18,200	690,144
I-Flow Corp.*^	9,700	141,814
ICU Medical, Inc.*	6,100	239,181
Illumina, Inc.*	18,500	260,850
Immucor, Inc.*	19,012	444,120
Integra LifeSciences Holdings Corp.*^	8,100	287,226
Intermagnetics General Corp.*^	11,892	379,355
Intralase Corp.*^	6,000	106,980
Intuitive Surgical, Inc.*	14,900	1,747,323
Invacare Corp.^	11,500	362,135
Inverness Medical Innovations, Inc.*^	6,800	161,228
IRIS International, Inc.^	8,600	187,996
Kensey Nash Corp.*^	4,100	90,323
Kyphon, Inc.*^	12,400	506,292
Laserscope*^	7,000	157,220
Matthews International Corp., Class A^	13,300	484,253
Mentor Corp.	13,800	635,904
Meridian Bioscience, Inc.	11,700	235,638
Merit Medical Systems, Inc.*	7,512	91,196
Micro Therapeutics, Inc.*	26,000	180,180
Mine Safety Appliances Co.^	12,300	445,383
Molecular Devices Corp.*^	4,700	135,971
Nektar Therapeutics*	36,300	597,498
Neurometrix, Inc.*^	5,600	152,768
NuVasive, Inc.*^	7,911	143,189
OccuLogix, Inc.*	18,200	131,040
Palomar Medical Technologies, Inc.*^	6,800	238,272
PolyMedica Corp.^	10,630	355,786
Somanetics Corp.*^	5,000	160,000
SonoSite, Inc.*^	4,780	167,348
Stereotaxis, Inc.*	14,400	123,984
Steris Corp.	28,200	705,564
SurModics, Inc.*	6,400	236,736
Sybron Dental Specialties, Inc.*	16,400	652,884
Symmetry Medical, Inc.*	7,760	150,466
Thoratec Corp.*^	24,355	503,905
TriPath Imaging, Inc.*^	28,900	174,556
Varian, Inc.*	14,300	568,997
Ventana Medical Systems, Inc.*	13,200	559,020
Viasys Healthcare, Inc.*	15,000	385,500
Vital Signs, Inc.	2,700	115,614
West Pharmaceutical Services, Inc.^	11,914	298,208
Wright Medical Group, Inc.*^	10,700	218,280
Young Innovations, Inc.	2,500	85,200
Zoll Medical Corp.*	2,900	73,051

		21,732,043

Health Care Providers & Services (3.2%)
Advisory Board Co.*	7,100	338,457
Alderwoods Group, Inc.*	17,500	277,725
Alliance Imaging, Inc.*	32,700	194,565
Allied Healthcare International, Inc.*	20,600	126,484
Amedisys, Inc.*^	6,600	278,784
America Service Group, Inc.*^	5,400	85,644
American Dental Partners, Inc.*^	6,750	122,040
American Healthways, Inc.*^	12,900	583,725
American Retirement Corp.*	11,800	296,534
AMN Healthcare Services, Inc.*	6,106	120,777
Amsurg Corp.*^	13,650	312,039
Andrx Corp.*	31,200	513,864
Apria Healthcare Group, Inc.*	20,200	487,022
Beverly Enterprises, Inc.*	45,300	528,651
Brookdale Senior Living, Inc.^	5,020	149,646
Centene Corp.*^	19,000	499,510
Computer Programs & Systems, Inc.^	4,800	198,864
Corvel Corp.*	7,350	139,577
Cross Country Healthcare, Inc.*^	13,800	245,364
Dendrite International, Inc.*	14,600	210,386
Eclipsys Corp.*	15,900	300,987
eResearch Technology, Inc.*^	19,125	288,787
Genesis HealthCare Corp.*^	8,000	292,160
Gentiva Health Services, Inc.*	8,500	125,290
HealthExtras, Inc.*^	6,900	173,190
Hooper Holmes, Inc.^	19,300	49,215
Horizon Health Corp.*	6,600	149,358
IDX Systems Corp.*	10,800	474,336
Kindred Healthcare, Inc.*^	11,800	303,968
LCA Vision, Inc.^	8,650	410,961
LHC Group, Inc.*	9,900	172,557
Lifeline Systems, Inc.*^	4,600	168,176
Magellan Health Services, Inc.*	10,900	342,805
Matria Healthcare, Inc.*^	8,900	344,964
Medcath Corp.*^	6,200	115,010
Merge Technologies, Inc.*^	7,700	192,808
Molina Healthcare, Inc.*	4,200	111,888
National Healthcare Corp.^	4,600	171,948
NDCHealth Corp.*	15,508	298,219
Odyssey HealthCare, Inc.*^	12,975	241,854
Option Care, Inc.^	13,500	180,360
Owens & Minor, Inc.	17,600	484,528
Parexel International Corp.*^	8,700	176,262
Pediatrix Medical Group, Inc.*	9,700	859,129
Per-Se Technologies, Inc.*^	9,066	211,782
PRA International*	6,100	171,715
PSS World Medical, Inc.*^	32,300	479,332
Psychiatric Solutions, Inc.*^	11,200	657,888
Radiation Therapy Services, Inc.*^	4,950	174,784
RehabCare Group, Inc.*	5,400	109,080
Res-Care, Inc.*^	9,900	171,963
SFBC International, Inc.*^	6,600	105,666
Specialty Laboratories, Inc.*	16,600	216,630
Stewart Enterprises, Inc.	41,900	226,679
Sunrise Senior Living, Inc.*	14,280	481,379

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Symbion, Inc.*^	7,200	$165,600
Trizetto Group*	18,300	310,917
United Surgical Partners International, Inc.*^	17,100	549,765
Ventiv Health, Inc.*	11,600	273,992
VistaCare, Inc., Class A*	8,000	100,000
Vital Images, Inc.*	6,600	172,590
WellCare Health Plans, Inc.*	7,900	322,715

		17,040,895

Personal Products (0.0%)
Tiens Biotech Group USA, Inc.*^	26,100	94,482

Pharmaceuticals (1.4%)
Adams Respiratory Therapeutics, Inc.*	4,100	166,706
Adolor Corp.*	20,400	297,840
Alpharma, Inc., Class A	18,400	524,584
Antigenics, Inc.*^	27,500	130,900
Array Biopharma, Inc.*^	14,500	101,645
AtheroGenics, Inc.*^	17,800	356,178
AVANIR Pharmaceuticals*	54,500	187,480
Bentley Pharmaceuticals, Inc.*^	6,200	101,742
BioScrip, Inc.^	18,200	137,228
Connetics Corp.*^	12,977	187,517
Conor Medsystems, Inc.*	9,600	185,760
Cypress Bioscience, Inc.*^	11,800	68,204
Discovery Laboratories, Inc.*	18,700	124,916
Durect Corp.*	26,000	131,820
First Horizon Pharmaceutical Corp.*^	11,200	193,200
Hi-Tech Pharmacal Co., Inc.*	4,200	186,018
Inspire Pharmaceuticals, Inc.*^	15,900	80,772
ISTA Pharmaceuticals, Inc.*	13,600	86,496
KV Pharmaceutical Co.*^	13,100	269,860
Medicines Co.*^	20,000	349,000
Medicis Pharmaceutical Corp., Class A	23,200	743,560
MGI Pharma, Inc.*	30,600	525,096
New River Pharmaceuticals, Inc.*^	5,000	259,400
NitroMed, Inc.*^	6,500	90,675
Noven Pharmaceuticals, Inc.*^	7,100	107,423
Pain Therapeutics, Inc.*^	13,900	93,964
Par Pharmaceutical Cos., Inc.*	13,800	432,492
Penwest Pharmaceuticals Co.*^	17,200	335,744
Perrigo Co.^	35,900	535,269
Pozen, Inc.*^	23,600	226,324
Salix Pharmaceuticals Ltd.*^	19,900	349,842
SuperGen, Inc.*	32,200	162,610

		7,730,265

Total Health Care		67,306,797

Industrials (15.3%)
Aerospace & Defense (1.7%)
AAR Corp.*	10,850	259,858
Applied Signal Technology, Inc.^	4,200	95,340
ARGON ST, Inc.*^	4,200	130,116
Armor Holdings, Inc.*	14,704	627,126
Aviall, Inc.*^	14,300	411,840
BE Aerospace, Inc.*	23,900	525,800
Ceradyne, Inc.*^	11,550	505,890
Cubic Corp.^	14,300	285,428
Curtiss-Wright Corp.^	9,300	507,780
DRS Technologies, Inc.	11,832	608,401
EDO Corp.^	5,300	143,418
Engineered Support Systems	17,725	738,069
Essex Corp.*^	7,300	124,465
Esterline Technologies Corp.*	10,700	397,933
GenCorp, Inc.*^	28,100	498,775
Heico Corp.^	7,900	204,452
Herley Industries, Inc.*^	4,600	75,946
Hexcel Corp.*^	25,500	460,275
Innovative Solutions & Support, Inc.*^	7,500	95,850
K&F Industries Holdings, Inc.	9,800	150,528
Kaman Corp.	7,400	145,706
Mercury Computer Systems, Inc.*^	7,200	148,536
Moog, Inc., Class A*	17,359	492,648
MTC Technologies, Inc.*	3,000	82,140
Orbital Sciences Corp.*^	24,600	315,864
Sequa Corp., Class A*	1,800	124,290
SI International, Inc.*	8,200	250,674
Teledyne Technologies, Inc.*	14,268	415,199
Triumph Group, Inc.*	8,400	307,524
United Industrial Corp.^	5,100	210,987

		9,340,858

Air Freight & Logistics (0.4%)
ABX Air, Inc.*	24,900	194,967
EGL, Inc.*	17,300	649,961
Forward Air Corp.	13,050	478,282
Hub Group, Inc., Class A*^	7,400	261,590
Pacer International, Inc.	15,900	414,354

		1,999,154

Airlines (0.6%)
Airtran Holdings, Inc.*^	38,200	612,346
Alaska Air Group, Inc.*	10,800	385,776
Continental Airlines, Inc., Class B*	37,700	803,010
ExpressJet Holdings, Inc.*	15,500	125,395
Frontier Airlines, Inc.*^	11,800	109,032
MAIR Holdings, Inc.*^	18,200	85,722
Mesa Air Group, Inc.*	23,000	240,580
Pinnacle Airlines Corp.*	12,200	81,374
Republic Airways Holdings, Inc.*	9,000	136,800
Skywest, Inc.	25,600	687,616
World Air Holdings, Inc.*	13,000	125,060

		3,392,711

Building Products (0.7%)
American Woodmark Corp.^	3,800	94,202
Apogee Enterprises, Inc.^	7,700	124,894
Builders FirstSource, Inc.*	7,900	168,823
Comstock Homebuilding Cos, Inc.*^	6,200	87,482
ElkCorp^	10,800	363,528
Griffon Corp.*	13,200	314,292
Jacuzzi Brands, Inc.*^	32,502	273,017
Lennox International, Inc.	20,901	589,408
NCI Building Systems, Inc.*^	10,500	446,040
Simpson Manufacturing Co., Inc.^	14,200	516,170
Trex Co., Inc.*^	4,300	120,615
Universal Forest Products, Inc.^	8,950	494,487

		3,592,958

Commercial Services & Supplies (4.3%)
ABM Industries, Inc.^	19,000	371,450
Administaff, Inc.	8,700	365,835
American Ecology Corp.	8,300	119,769
American Reprographics Co.*	9,400	238,854
Banta Corp.	10,500	522,900
Bowne & Co., Inc.^	18,500	274,540
Brady Corp., Class A	18,200	658,476

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Bright Horizons Family Solutions, Inc.*	13,000	$481,650
Casella Waste Systems, Inc.*	7,100	90,809
CBIZ, Inc.*^	23,493	141,428
CDI Corp.^	4,100	112,340
Central Parking Corp.	5,000	68,600
Cenveo, Inc.*^	20,900	275,044
Chemed Corp.	10,000	496,800
Clean Harbors, Inc.*	6,600	190,146
Coinstar, Inc.*	10,800	246,564
COMSYS IT Partners, Inc.*^	8,600	95,030
Consolidated Graphics, Inc.*	3,800	179,892
Corinthian Colleges, Inc.*^	38,800	457,064
Corrections Corp. of America*^	17,419	783,332
CoStar Group, Inc.*^	6,800	293,556
CRA International, Inc.*^	4,400	209,836
Darling International, Inc.*^	29,300	116,321
DiamondCluster International, Inc.*	25,314	200,993
Duratek, Inc.*^	7,400	110,482
Educate, Inc.*	10,900	128,620
Electro Rent Corp.*^	17,000	253,470
Ennis, Inc.^	11,000	199,870
Escala Group, Inc.*^	13,500	273,780
FTI Consulting, Inc.*	17,875	490,490
Knoll, Inc.	8,400	143,724
G&K Services, Inc., Class A	7,400	290,450
Geo Group, Inc.*	4,200	96,306
Gevity HR, Inc.	9,600	246,912
Healthcare Services Group, Inc.^	11,250	232,988
Heidrick & Struggles, Inc.*	8,400	269,220
Hudson Highland Group, Inc.*^	8,000	138,880
Huron Consulting Group, Inc.*	6,400	153,536
IKON Office Solutions, Inc.^	49,300	513,213
Interpool, Inc.	6,900	130,272
Jackson Hewitt Tax Service, Inc.	16,000	443,360
John H. Harland Co.	13,300	500,080
Kelly Services, Inc., Class A	5,700	149,454
Kenexa Corp.*	9,200	194,120
Kforce, Inc.*	13,200	147,312
Korn/Ferry International*^	14,792	276,462
Labor Ready, Inc.*	23,150	481,983
Layne Christensen Co.*^	6,200	157,666
Learning Tree International, Inc.*^	5,100	65,433
LECG Corp.*	6,800	118,184
Lincoln Educational Services Corp.*^	11,500	163,990
McGrath Rentcorp^	9,000	250,200
Mobile Mini, Inc.*^	6,268	297,103
Morningstar, Inc.*	5,400	187,056
Navigant Consulting Co.*	19,350	425,313
NCO Group, Inc.*	11,200	189,504
PHH Corp.*	22,400	627,648
Pico Holdings, Inc.*^	5,200	167,752
Portfolio Recovery Associates, Inc.*^	6,700	311,148
Prepaid Legal Services, Inc.*^	5,300	202,513
PRG-Schultz International, Inc.*^	18,500	11,285
Providence Service Corp*^	4,900	141,071
Resources Connection, Inc.*^	19,800	515,988
Rollins, Inc.	17,175	338,519
Schawk, Inc.^	6,600	136,950
School Specialty, Inc.*^	8,800	320,672
Sotheby’s Holdings, Inc., Class A*	23,996	440,567
SOURCECORP, Inc.*	5,200	124,696
Spherion Corp.*	32,080	321,121
Standard Register Co.	16,600	262,446
Strayer Education, Inc.	6,200	580,940
TeleTech Holdings, Inc.*^	11,800	142,190
Tetra Tech, Inc.*^	20,915	327,738
TRM Corp.*^	8,600	64,070
United Rentals, Inc.*^	28,700	671,293
United Stationers, Inc.*	14,400	698,400
Universal Technical Institute, Inc.*	9,100	281,554
Vertrue, Inc.*	3,000	105,990
Viad Corp.^	9,500	278,635
Volt Information Sciences, Inc.*^	4,200	79,884
Waste Connections, Inc.*	20,900	720,214
Waste Services, Inc.*	36,500	121,545
Watson Wyatt & Co. Holdings^	16,000	446,400
Wright Express Corp.*	17,600	387,200

		23,539,091

Construction & Engineering (1.0%)
Comfort Systems USA, Inc.	17,500	161,000
Dycom Industries, Inc.*^	21,533	473,726
EMCOR Group, Inc.*	7,300	492,969
Granite Construction, Inc.	15,900	570,969
Infrasource Services, Inc.*	11,800	154,344
Insituform Technologies, Inc., Class A*^	11,100	215,007
MasTec, Inc.*^	21,400	224,058
Perini Corp.*^	9,700	234,255
Quanta Services, Inc.*^	49,800	655,866
Shaw Group, Inc.*^	34,080	991,387
URS Corp.*	17,400	654,414
Washington Group International, Inc.	11,300	598,561

		5,426,556

Electrical Equipment (1.2%)
A.O. Smith Corp.^	5,650	198,315
Acuity Brands, Inc.	18,325	582,735
American Science & Engineering, Inc.*^	3,500	218,295
American Superconductor Corp.*	9,700	76,339
Artesyn Technologies, Inc.*	10,700	110,210
Baldor Electric Co.	14,800	379,620
C&D Technologies, Inc.^	10,600	80,772
Encore Wire Corp.*^	13,000	295,880
Energy Conversion Devices, Inc.*^	10,500	427,875
EnerSys*^	19,600	255,584
Evergreen Solar, Inc.*^	23,000	244,950
Franklin Electric Co., Inc.^	9,500	375,630
FuelCell Energy, Inc.*^	16,700	141,449
General Cable Corp.*	16,750	329,975
Genlyte Group, Inc.*^	11,800	632,126
Global Power Equipment Group, Inc.*^	15,100	68,252
Ii-Vi, Inc.*^	7,400	132,238
LaBarge, Inc.*	8,400	120,708
LSI Industries, Inc.	7,350	115,101
Medis Technologies Ltd.*^	9,900	145,629
Plug Power, Inc.*^	47,000	241,110
Powell Industries, Inc.*	5,400	96,984
Power-One, Inc.*	30,600	184,212
Preformed Line Products Co.^	3,700	158,323
Regal Beloit Corp.^	10,600	375,240
Thermogenesis Corp.*	23,400	113,022

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Valence Technology, Inc.^	63,650	$98,021
Vicor Corp.^	7,900	124,899
Woodward Governor Co.	4,900	421,449

		6,744,943

Industrial Conglomerates (0.3%)
Raven Industries, Inc.^	6,800	196,180
Reddy Ice Holdings, Inc.*	7,100	154,851
Standex International Corp.	3,700	102,712
Tredegar Corp.^	10,376	133,747
Walter Industries, Inc.^	15,500	770,660

		1,358,150

Machinery (3.3%)
3D Systems Corp.*^	6,000	108,000
Actuant Corp., Class A^	11,400	636,120
AGCO Corp.*	38,600	639,602
Albany International Corp.	12,650	457,424
Astec Industries, Inc.*^	6,900	225,354
ASV, Inc.*^	5,200	129,896
Badger Meter, Inc.^	3,700	145,188
Barnes Group, Inc.^	6,560	216,480
Briggs & Stratton Corp.^	22,000	853,380
Bucyrus International, Inc., Class A	8,650	455,855
Cascade Corp.^	5,300	248,623
CIRCOR International, Inc.^	4,200	107,772
Clarcor, Inc.	20,900	620,939
Crane Co.	22,100	779,467
Dynamic Materials Corp.^	6,700	201,134
EnPro Industries, Inc.*^	7,500	202,125
ESCO Technologies, Inc.*	10,704	476,221
Federal Signal Corp.	19,500	292,695
Flanders Corp.*^	14,800	179,968
Flowserve Corp.*	24,100	953,396
Freightcar America, Inc.	4,800	230,784
Gardner Denver, Inc.*	10,700	527,510
Gehl Co.*^	5,400	141,750
Gorman-Rupp Co.^	4,625	102,259
Greenbrier Cos., Inc.	5,800	164,720
JLG Industries, Inc.^	21,800	995,388
Kaydon Corp.^	13,100	421,034
Kennametal, Inc.	16,700	852,368
Lincoln Electric Holdings, Inc.^	15,500	614,730
Lindsay Manufacturing Co.	3,950	75,959
Manitowoc Co., Inc.	12,700	637,794
Middleby Corp.*^	2,300	198,950
Mueller Industries, Inc.	14,300	392,106
Nacco Industries, Inc., Class A	2,300	269,445
Nordson Corp.	10,400	421,304
Reliance Steel & Aluminum Co.	11,700	715,104
Robbins & Myers, Inc.^	4,000	81,400
Stewart & Stevenson Services, Inc.	12,620	266,661
Sun Hydraulics Corp.	6,150	118,879
Tecumseh Products Co., Class A^	7,856	179,981
Tennant Co.	2,900	150,800
Titan International, Inc.^	10,900	188,025
Trinity Industries, Inc.^	17,500	771,225
TurboChef Technologies, Inc.*^	8,200	117,752
Valmont Industries, Inc.	7,600	254,296
Wabash National Corp.^	12,500	238,125
Watts Water Technologies, Inc., Class A	9,700	293,813
Webtec Corp.	17,986	483,823

		17,835,624

Marine (0.1%)
Kirby Corp.*	9,575	499,528

Road & Rail (1.1%)
AMERCO, Inc.*^	5,600	403,480
Arkansas Best Corp.^	9,628	420,551
Covenant Transport, Inc., Class A*^	5,100	71,298
Dollar Thrifty Automotive Group, Inc.*^	12,100	436,447
Florida East Coast Industries, Inc., Class A^	13,800	584,706
Genesee & Wyoming, Inc., Class A*^	9,950	373,622
Heartland Express, Inc.^	23,034	467,360
Kansas City Southern *	35,000	855,050
Knight Transportation, Inc.^	23,709	491,488
Marten Transport Ltd.*^	15,652	285,179
Old Dominion Freight Line*^	12,150	327,807
PAM Transportation Services, Inc.*^	4,600	81,834
RailAmerica, Inc.*^	15,400	169,246
SCS Transportation, Inc.*	5,400	114,750
Sirva, Inc.*	17,100	136,800
U.S. Xpress Enterprises, Inc., Class A*	5,450	94,721
Werner Enterprises, Inc.^	19,200	378,240

		5,692,579

Trading Companies & Distributors (0.6%)
Applied Industrial Technologies, Inc.	11,400	384,066
GATX Corp.	20,400	736,032
Hughes Supply, Inc.	28,400	1,018,140
Interline Brands, Inc.*	8,360	190,190
Lawson Products, Inc.^	2,700	101,898
Nuco2, Inc.*^	6,300	175,644
Watsco, Inc.	10,400	622,024

		3,227,994

Transportation Infrastructure (0.0%)
Universal Truckload
Services, Inc.*	7,600	174,800

Total Industrials		82,824,946

Information Technology (18.4%)
Communications Equipment (2.6%)
3Com Corp.*	163,800	589,680
Adtran, Inc.	28,100	835,694
Anaren, Inc.*	7,508	117,350
Ariba, Inc.*^	23,412	172,078
Arris Group, Inc.*	45,300	428,991
Atheros Communications, Inc.*^	11,400	148,200
Audiovox Corp., Class A*	6,100	84,546
Avocent Corp.*	21,200	576,428
Bel Fuse, Inc., Class B^	3,292	104,686
Belden CDT, Inc.^	19,400	473,942
Black Box Corp.^	6,500	307,970
C-COR, Inc.*^	15,200	73,872
CIENA Corp.*	244,300	725,571
CommScope, Inc.*	21,000	422,730
Comtech Telecommunications Corp.	9,225	281,732
Cyberguard Corp.*	19,700	173,951
Digi International, Inc.*^	10,300	108,047
Ditech Communications Corp.*^	14,900	124,415
Echelon Corp.*	29,500	230,985
EndWave Corp.*	3,200	37,696
Extreme Networks, Inc.*	46,200	219,450

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
FalconStor Software, Inc.*^	36,800	$271,952
Finisar Corp.*^	89,800	186,784
Foundry Networks, Inc.*	52,200	720,882
Glenayre Technologies, Inc.*^	37,400	121,550
Harmonic, Inc.*^	33,800	163,930
Inter-Tel, Inc.	8,750	171,238
Interdigital Communications Corp.*	22,300	408,536
Ixia*^	15,344	226,784
MRV Communications, Inc.*^	35,400	72,570
Netgear, Inc.*^	13,900	267,575
Oplink Communications, Inc.*^	17,442	252,909
Packeteer, Inc.*^	13,200	102,564
Plantronics, Inc.^	20,900	591,470
Polycom, Inc.*	41,800	639,540
Powerwave Technologies, Inc.*^	42,100	529,197
Redback Networks, Inc.*	22,600	317,756
SafeNet, Inc.*^	9,629	310,246
SeaChange International, Inc.*	8,100	63,990
Sonus Networks, Inc.*^	105,900	393,948
Spectralink Corp.	18,500	219,595
Superior Essex, Inc.*	8,400	169,344
Sycamore Networks, Inc.*	79,600	343,872
Symmetricom, Inc.*^	19,900	168,553
Tekelec*	20,700	287,730
Terayon Communication Systems, Inc.*	22,200	51,282
Utstarcom, Inc.*^	42,700	344,162
ViaSat, Inc.*^	7,100	189,783
Westell Technologies, Inc.*^	49,300	221,850
Zhone Technologies, Inc.*	106,300	225,356

		14,272,962

Computers & Peripherals (1.5%)
Adaptec, Inc.*^	46,900	272,958
Advanced Digital Information Corp.*	26,900	263,351
Applied Films Corp.*^	5,000	103,850
Brocade Communications Systems, Inc.*	104,500	425,315
Dot Hill Systems Corp.*^	36,600	253,638
Electronics for Imaging, Inc.*^	21,600	574,776
Gateway, Inc.*^	108,700	272,837
Hutchinson Technology, Inc.*^	12,500	355,625
Hypercom Corp.*^	16,200	103,518
Imation Corp.	14,300	658,801
Intergraph Corp.*	15,600	777,036
Komag, Inc.*	10,900	377,794
Maxtor Corp.*	108,100	750,214
McData Corp., Class A*^	68,400	259,920
Mobility Electronics, Inc.*^	16,400	158,424
Novatel Wireless, Inc.*^	7,400	89,614
Palm, Inc.*^	17,250	548,550
Presstek, Inc.*^	11,300	102,152
Quantum Corp.*^	72,300	220,515
Rackable Systems, Inc.*	11,100	316,128
Stratasys, Inc.*	3,550	88,785
Synaptics, Inc.*	9,350	231,132
Unova, Inc.*	19,700	665,860

		7,870,793

Electronic Equipment & Instruments (2.2%)
Aeroflex, Inc.*	32,650	350,988
Agilysis, Inc.	9,500	173,090
Anixter International, Inc.	12,700	496,824
Bell MicroProducts, Inc.*^	14,900	113,985
Benchmark Electronics, Inc.*	17,650	593,569
Brightpoint, Inc.*	11,775	326,521
Checkpoint Systems, Inc.*	15,900	391,935
Cognex Corp.	17,700	532,593
Coherent, Inc.*	11,900	353,192
CTS Corp.	20,400	225,624
Daktronics, Inc.	5,700	168,549
Dionex Corp.*	8,200	402,456
Electro Scientific Industries, Inc.*^	14,200	342,930
Excel Technology, Inc.*^	6,200	147,436
Faro Technologies, Inc.*^	4,800	96,000
Global Imaging Systems, Inc.*^	8,800	304,744
Identix Corp.*^	37,900	189,879
International Display Works, Inc.*^	16,800	99,792
Itron, Inc.*^	9,160	366,766
Keithley Instruments, Inc.^	5,100	71,298
KEMET Corp.*^	42,200	298,354
Landauer, Inc.	2,700	124,443
LeCroy Corp.*^	6,000	91,740
Lexar Media, Inc.*^	35,100	288,171
Littelfuse, Inc.*	9,800	267,050
LoJack Corp.*	8,500	205,105
Measurement Specialties, Inc.*^	5,900	143,665
Methode Electronics, Inc.	11,300	112,661
Metrologic Instruments, Inc.*	10,900	209,934
MTS Systems Corp.	7,100	245,944
Multi-Fineline Electronix, Inc.*^	7,650	368,501
Newport Corp.*^	19,200	259,968
OSI Systems, Inc.*	4,700	86,433
PAR Technology Corp.*^	5,000	138,800
Park Electrochemical Corp.	5,800	150,684
Paxar Corp.*	13,900	272,857
Photon Dynamics, Inc.*^	9,104	166,421
Plexus Corp.*	16,300	370,662
RadiSys Corp.*^	6,050	104,907
Rofin-Sinar Technologies, Inc.*	6,000	260,820
Rogers Corp.*^	6,500	254,670
Scansource, Inc.*^	5,700	311,676
Spatialight, Inc.*^	18,350	63,675
SYNNEX Corp.*	7,600	114,836
Sypris Solutions, Inc.	6,000	59,880
Taser International, Inc.*^	19,400	135,412
Technitrol, Inc.	19,500	333,450
TTM Technologies, Inc.*^	16,600	156,040
Universal Display Corp.*^	20,500	215,455
Veeco Instruments, Inc.*^	11,200	194,096
Viisage Technology, Inc.*^	5,440	95,798
X-Rite, Inc.^	7,700	77,000

		11,927,279

Internet Software & Services (2.3%)
Allscripts Healthcare Solutions, Inc.*^	18,200	243,880
aQuantive, Inc.*^	24,200	610,808
AsiaInfo Holdings, Inc.*^	36,800	146,464
Autobytel, Inc.*^	42,600	210,444
Bankrate, Inc.*^	8,100	239,112
Blue Coat Systems, Inc.*^	3,700	169,164
Click Commerce, Inc.*^	6,800	142,936
CMGI, Inc.*^	205,900	312,968
CNET Networks, Inc.*	53,400	784,446
Digital Insight Corp.*	13,068	418,437
Digital River, Inc.*^	15,000	446,100
Digitas, Inc.*	38,100	477,012
EarthLink, Inc.*	55,700	618,827
eCollege.com, Inc.*	9,400	169,482
Entrust, Inc.*	20,200	97,768
Equinix, Inc.*	6,600	269,016
InfoSpace, Inc.*^	12,900	333,078
Internet Capital Group, Inc.*^	17,700	145,494

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Internet Security Systems, Inc.*^	18,900	$395,955
Interwoven, Inc.*	15,225	128,956
Ipass, Inc.*^	17,700	116,112
iVillage, Inc.*^	21,100	169,222
j2 Global Communications, Inc.*^	10,100	431,674
Jupitermedia Corp.*^	9,500	140,410
Keynote Systems, Inc.*^	7,300	93,805
Marchex, Inc., Class B*^	10,900	245,141
Matrixone, Inc.*^	15,900	79,341
Motive, Inc.*^	9,550	29,510
Netratings, Inc.*^	8,700	107,271
NIC Corp.*	41,400	255,024
Online Resources Corp.*^	12,900	142,545
Openwave Systems, Inc.*^	29,807	520,728
Opsware, Inc.*	31,800	215,922
Phase Forward, Inc.*^	16,300	158,925
RealNetworks, Inc.*	45,500	353,080
S1 Corp.*^	35,000	152,250
Sohu.com, Inc.*	8,800	161,392
SonicWALL, Inc.*	17,500	138,600
Stellent, Inc.*	9,500	94,335
SupportSoft, Inc.*	15,700	66,254
Terremark Worldwide, Inc.*^	13,110	60,961
Travelzoo, Inc.*^	6,660	146,520
United Online, Inc.	21,450	305,019
ValueClick, Inc.*^	38,500	697,235
Vignette Corp.*	10,080	164,405
WebEx Communications, Inc.*^	14,100	304,983
webMethods, Inc.*	15,500	119,505
Websense, Inc.*^	10,500	689,220
WebSideStory, Inc.*^	10,400	188,552

		12,708,288

IT Services (1.7%)
Acxiom Corp.	37,500	862,500
Anteon International Corp.*	12,000	652,200
BearingPoint, Inc.*	78,300	615,438
Ciber, Inc.*	17,200	113,520
Covansys Corp.*^	11,800	160,598
CSG System International, Inc.*	25,600	571,392
eFunds Corp.*	22,600	529,744
Euronet Worldwide, Inc.*^	13,300	369,740
Forrester Research, Inc.*	14,400	270,000
Gartner, Inc., Class A*^	25,089	323,648
Greenfield Online, Inc.*^	6,700	39,262
iGate Capital Corp.*	15,100	73,386
Infocrossing, Inc.*	8,500	73,185
infoUSA, Inc.*	10,100	110,393
Intrado, Inc.*	4,900	112,798
iPayment, Inc.*^	5,200	215,904
Kanbay International, Inc.*	10,550	167,639
Keane, Inc.*^	24,900	274,149
Lionbridge Technologies, Inc.*^	23,200	162,864
ManTech International Corp., Class A*	7,500	208,950
MAXIMUS, Inc.	8,400	308,196
MoneyGram International, Inc.	36,900	962,352
MPS Group, Inc.*	44,767	611,965
Ness Technologies, Inc.*	10,700	115,239
Pegasus Solutions, Inc.*^	8,450	75,797
Perot Systems Corp., Class A*^	32,200	455,308
RightNow Technologies, Inc.*^	6,950	128,297
Sapient Corp.*^	26,200	149,078
Startek, Inc.	3,600	64,800
SYKES Enterprises, Inc.*	14,000	187,180
Syntel, Inc.^	12,100	252,043
TNS, Inc.*	5,700	109,326
Tyler Technologies, Inc.*^	13,700	120,286

		9,447,177

Semiconductors & Semiconductor Equipment (4.5%)
Actel Corp.*	7,500	95,475
ADE Corp.*^	5,900	141,954
Advanced Analogic Technologies, Inc.*	14,100	195,285
Advanced Energy Industries, Inc.*	17,600	208,208
AMIS Holdings, Inc.*	18,800	200,220
Amkor Technology, Inc.*^	42,800	239,680
Applied Micro Circuits Corp.*	131,500	337,955
Asyst Technologies, Inc.*	16,300	93,236
Atmel Corp.*	179,500	554,655
ATMI, Inc.*	16,320	456,470
August Technology Corp.*	9,700	106,603
Axcelis Technologies, Inc.*	42,800	204,156
Brooks Automation, Inc.*	33,102	414,768
Cabot Microelectronics Corp.*	10,300	302,099
Cirrus Logic, Inc.*^	39,300	262,524
Cohu, Inc.	7,100	162,377
Conexant Systems, Inc.*^	201,200	454,712
Credence Systems Corp.*^	38,930	270,953
Cymer, Inc.*	15,800	561,058
Cypress Semiconductor Corp.*	56,300	802,275
Diodes, Inc.*	6,750	209,588
DSP Group, Inc.*	13,600	340,816
Emcore Corp.*^	28,000	207,760
Emulex Corp.*	33,100	655,049
Entegris, Inc.*	46,335	436,476
Exar Corp.*	16,197	202,786
Fairchild Semiconductor International, Inc., Class A*	51,100	864,101
FEI Co.*^	10,844	207,879
Formfactor, Inc.*^	14,400	351,792
Genesis Microchip, Inc.*^	14,500	262,305
Hittite Microwave Corp.*	6,700	155,038
Integrated Device Technology, Inc.*	81,270	1,071,139
Integrated Silicon Solutions, Inc.*^	14,300	92,092
IXYS Corp.*	9,600	112,224
Kopin Corp.*^	23,600	126,260
Kulicke & Soffa Industries, Inc.*^	24,600	217,464
Lattice Semiconductor Corp.*	43,600	188,352
Leadis Technology, Inc.*^	15,100	77,765
LTX Corp.*	23,300	104,850
Mattson Technology, Inc.*	15,900	159,954
Micrel, Inc.*	28,600	331,760
Microsemi Corp.*	26,872	743,280
Microtune, Inc.*^	22,400	93,408
MIPS Technologies, Inc.*	23,500	133,480
MKS Instruments, Inc.*	13,400	239,726
Monolithic Power Systems, Inc.*	15,800	236,842
Netlogic Microsystems, Inc.*^	8,400	228,816
OmniVision Technologies, Inc.*^	23,700	473,052
ON Semiconductor Corp.*	63,500	351,155
PDF Solutions, Inc.*^	10,520	170,950
Pericom Semiconductor Corp.*	23,000	183,310
Photronics, Inc.*	17,300	260,538
Pixelworks, Inc.*	15,000	76,200
PLX Technology, Inc.*	25,200	216,720
PMC-Sierra, Inc.*	77,000	593,670
Portalplayer, Inc.*^	5,900	167,088
Power Integrations, Inc.*	12,500	297,625
Rambus, Inc.*	42,500	688,075

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
RF Micro Devices, Inc.*^	83,000	$449,030
Rudolph Technologies, Inc.*	11,200	144,256
Semitool, Inc.*^	22,900	249,152
Semtech Corp.*	31,500	575,190
Sigmatel, Inc.*^	15,200	199,120
Silicon Image, Inc.*	33,900	306,795
Silicon Laboratories, Inc.*	18,200	667,212
Silicon Storage Technology, Inc.*^	32,300	163,115
Sirf Technology Holdings, Inc.*^	15,000	447,000
Skyworks Solutions, Inc.*	61,700	314,053
Standard Microsystems Corp.*	7,500	215,175
Supertex, Inc.*	4,800	212,400
Tessera Technologies, Inc.*	18,700	483,395
Trident Microsystems, Inc.*^	19,200	345,600
Triquint Semiconductor, Inc.*	57,621	256,413
Ultratech, Inc.*^	6,800	111,656
Varian Semiconductor Equipment Associates, Inc.*	14,600	641,378
Vitesse Semiconductor Corp.*^	95,000	182,400
Volterra Semiconductor Corp.*	21,100	316,500
Zoran Corp.*	20,600	333,926

		24,207,814

Software (3.6%)
Advent Software, Inc.*	13,900	401,849
Agile Software Corp.*^	14,700	87,906
Altiris, Inc.*	8,300	140,187
Ansoft Corp.*	5,400	183,870
Ansys, Inc.*^	13,200	563,508
Aspen Technology, Inc.*	11,900	93,415
Atari, Inc.*	72,200	77,976
Blackbaud, Inc.	10,098	172,474
Blackboard, Inc.*	8,200	237,636
Borland Software Corp.*	35,466	231,593
Bottomline Technologies, Inc.*^	9,900	109,098
Catapult Communications Corp.*	4,638	68,596
CCC Information Services Group, Inc.*	6,700	175,674
Cogent, Inc.*^	9,600	217,728
Concur Technologies, Inc.*	14,700	189,483
Emageon, Inc.*^	8,660	137,694
Epicor Software Corp.*	17,700	250,101
EPIQ Systems, Inc.*	4,950	91,773
Factset Research Systems, Inc.^	14,700	605,052
Filenet Corp.*^	18,160	469,436
Informatica Corp.*	37,400	448,800
InterVoice, Inc.*	11,600	92,336
Jack Henry & Associates, Inc.	31,000	591,480
JAMDAT Mobile, Inc.*^	7,500	199,350
JDA Software Group, Inc.*	9,650	164,146
KFX, Inc.*^	25,100	429,461
Kronos, Inc.*^	13,787	577,124
Lawson Software, Inc.*	23,000	169,050
Macrovision Corp.*	21,000	351,330
Magma Design Automation, Inc.*	11,200	94,192
Manhattan Associates, Inc.*	11,600	237,568
Mapinfo Corp.*^	11,300	142,493
Mentor Graphics Corp.*^	29,200	301,928
Micromuse, Inc.*	31,300	309,557
Micros Systems, Inc.*	16,200	782,784
MicroStrategy, Inc., Class A*^	7,000	579,180
Midway Games, Inc.*^	10,800	204,876
MRO Software, Inc.*^	6,500	91,260
MSC.Software Corp.*	8,400	142,800
NetIQ Corp.*^	26,480	325,439
NetScout Systems, Inc.*^	12,700	69,215
Nuance Communications, Inc.*^	50,700	386,841
Open Solutions, Inc.*	8,400	192,528
Parametric Technology Corp.*	108,100	659,410
Pegasystems, Inc.*^	11,600	84,796
Progress Software Corp.*	15,900	451,242
QAD, Inc.*	25,700	196,348
Quality Systems, Inc.*^	3,800	291,688
Quest Software, Inc.*	27,400	399,766
Radiant Systems, Inc.*	12,900	156,864
Renaissance Learning, Inc.^	11,100	209,901
RSA Security, Inc.*	30,200	339,146
Secure Computing Corp.*	11,525	141,297
Serena Software, Inc.*	11,150	261,356
Sonic Solutions, Inc.*	10,400	157,144
SPSS, Inc.*	7,900	244,347
SSA Global Technologies, Inc.*^	12,600	229,194
Talx Corp.^	6,885	314,713
THQ, Inc.*^	29,025	692,246
TIBCO Software, Inc.*	92,100	687,987
TradeStation Group, Inc.*^	13,600	168,368
Transaction Systems Architechs, Inc., Class A*	16,700	480,793
Ulticom, Inc.*^	8,500	83,385
Ultimate Software Group, Inc.*^	9,800	186,886
Unica Corp.*	14,500	174,725
Vasco Data Security International*^	14,700	144,942
VeriFone Holdings, Inc.*	10,600	268,180
Verint Systems, Inc.*	4,100	141,327
Wind River Systems, Inc.*	35,900	530,243
Witness Systems, Inc.*^	9,700	190,799

		19,275,880

Total Information Technology		99,710,193

Materials (4.9%)
Chemicals (1.6%)
American Vanguard Corp.	7,200	169,200
Arch Chemicals, Inc.^	10,800	322,920
Balchem Corp.	4,800	143,088
Calgon Carbon Corp.^	14,200	80,798
Cambrex Corp.^	10,500	197,085
CF Industries Holdings, Inc.	27,880	425,170
Ferro Corp.	15,700	294,532
Georgia Gulf Corp.	14,600	444,132
H.B. Fuller Co.	13,700	439,359
Headwaters, Inc.*^	17,400	616,656
Hercules, Inc.*	44,300	500,590
Kronos Worldwide, Inc.^	3,947	114,502
MacDermid, Inc.	11,000	306,900
Minerals Technologies, Inc.	8,300	463,887
NewMarket Corp.*	6,300	154,098
NL Industries, Inc.^	6,750	95,107
Octel Corp.^	7,840	127,557
Olin Corp.	30,232	594,966
OM Group, Inc.*^	11,500	215,740
PolyOne Corp.*	39,800	255,914
Rockwood Holdings, Inc.*^	9,020	177,965
Schulman (A.), Inc.^	15,900	342,168
Sensient Technologies Corp.	18,700	334,730
Spartech Corp.	14,300	313,885
Stepan Co.	6,000	161,340
Symyx Technologies, Inc.*^	12,372	337,632
Terra Industries, Inc.*	39,700	222,320
UAP Holding Corp.	12,000	245,040
W.R. Grace & Co.*^	29,800	280,120
Wellman, Inc.	37,300	252,894
Westlake Chemical Corp.	5,000	144,050

		8,774,345

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Construction Materials (0.3%)
Ameron International Corp.	2,600	$118,508
Eagle Materials, Inc.^	7,500	917,700
Texas Industries, Inc.	9,900	493,416

		1,529,624

Containers & Packaging (0.4%)
Caraustar Industries, Inc.*^	12,807	111,293
Chesapeake Corp.^	7,400	125,652
Graphic Packaging Corp.*^	43,900	100,092
Greif, Inc., Class A	5,800	384,424
Longview Fibre Co.	25,700	534,817
Myers Industries, Inc.	7,700	112,266
Rock-Tenn Co., Class A	16,000	218,400
Silgan Holdings, Inc.	12,600	455,112

		2,042,056

Industrial Conglomerates (0.1%)
Aleris International, Inc.*	13,700	441,688

Metals & Mining (2.0%)
A.M. Castle & Co.*^	10,000	218,400
AK Steel Holding Corp.*^	45,000	357,750
Alpha Natural Resources, Inc.*	12,900	247,809
AMCOL International Corp.	6,500	133,380
Brush Engineered Materials, Inc.*	6,300	100,170
Carpenter Technology Corp.	10,400	732,888
Century Aluminum Co.*	8,200	214,922
Chaparral Steel Co.*	9,900	299,475
Cleveland-Cliffs, Inc.	9,800	867,986
Coeur d’Alene Mines Corp.*^	126,900	507,600
Commercial Metals Co.	24,600	923,484
Compass Minerals International, Inc.	6,700	164,418
Foundation Coal Holdings, Inc.^	10,300	391,400
GrafTech International Ltd.*^	36,400	226,408
Hecla Mining Co.*^	44,500	180,670
James River Coal Co. *^	5,600	213,920
Metal Management, Inc.^	7,200	167,472
NN, Inc.	7,000	74,200
Oregon Steel Mills, Inc.*^	14,900	438,358
Quanex Corp.^	11,700	584,649
RBC Bearings Inc.*^	9,800	159,250
Roanoke Electric Steel Corp.^	7,700	181,720
Royal Gold, Inc.^	5,400	187,542
RTI International Metals, Inc.*^	11,500	436,425
Ryerson Tull, Inc.^	10,700	260,224
Schnitzer Steel Industries, Inc.^	9,050	276,839
Steel Dynamics, Inc.	17,000	603,670
Steel Technologies, Inc.	5,100	142,749
Stillwater Mining Co.*	16,129	186,613
Titanium Metals Corp.*^	5,600	354,256
USEC, Inc.^	41,400	494,730
Wheeling-Pittsburgh Corp.*^	12,400	111,848
Worthington Industries, Inc.	29,600	568,616

		11,009,841

Paper & Forest Products (0.5%)
Bowater, Inc.	23,900	734,208
Buckeye Technologies, Inc.*	30,400	244,720
Deltic Timber Corp.^	3,300	171,138
Glatfelter^	18,800	266,772
Neenah Paper, Inc.^	6,300	176,400
Potlatch Corp.	13,600	693,328
Schweitzer-Mauduit International, Inc.	8,600	213,108
Wausau Paper Corp.	21,500	254,775
Xerium Technologies, Inc.*	13,000	109,330

		2,863,779

Total Materials		26,661,333

Telecommunication Services (1.4%)
Diversified Telecommunication Services (0.9%)
Alaska Communications Systems Group, Inc.	17,300	175,768
Broadwing Corp.*^	48,678	294,502
Cincinnati Bell, Inc.*	106,500	373,815
Cogent Communications Group, Inc.*	20,700	113,643
Commonwealth Telephone Enterprises, Inc.	8,900	300,553
Consolidated Communications Holdings, Inc.	11,600	150,684
CT Communications, Inc.	19,500	236,730
Fairpoint Communications, Inc.*	10,900	112,924
General Communication, Inc., Class A*^	23,700	244,821
Golden Telecom, Inc.	9,240	239,870
IDT Corp. Class B*	24,800	290,160
Iowa Telecommunications Service, Inc.	8,300	128,567
Level 3 Communications, Inc.*^	296,400	850,668
NeuStar, Inc. Class A*	10,620	323,804
North Pittsburgh Systems, Inc.	5,100	96,237
Premiere Global Services, Inc.*^	27,700	225,201
Shenandoah Telecommunications Co.^	3,800	151,392
SureWest Communications.	4,900	129,213
Talk America Holdings, Inc.*	8,900	76,807
Time Warner Telecom, Inc., Class A*^	21,900	215,715
Valor Communications Group, Inc.^	12,800	145,920

		4,876,994

Wireless Telecommunication Services (0.5%)
Airspan Networks, Inc.*^	27,600	157,044
Centennial Communications Corp.*	11,760	182,515
Dobson Communications Corp.*	48,600	364,500
InPhonic, Inc.*^	20,200	175,538
Price Communications Corp.*	18,417	273,861
SBA Communications Corp., Class A*^	37,850	677,515
Syniverse Holdings, Inc.*	11,040	230,736
Ubiquitel, Inc.*	27,900	275,931
USA Mobility, Inc.*^	9,475	262,647
Wireless Facilities, Inc.*^	16,900	86,190

		2,686,477

Total Telecommunication Services		7,563,471

Utilities (2.5%)
Electric Utilities (1.0%)
Allete, Inc.^	10,800	475,200
Black Hills Corp.	13,000	449,930
Central Vermont Public Service Corp.^	8,200	147,682
CH Energy Group, Inc.^	7,200	330,480
Cleco Corp.^	21,100	439,935
Duquesne Light Holdings, Inc.^	30,700	501,024
El Paso Electric Co.*	21,300	448,152
Empire District Electric Co.^	10,500	213,465
Idacorp, Inc.	16,400	480,520
ITC Holdings Corp.*^	10,850	304,776
MGE Energy, Inc.^	9,700	328,927
Ormat Technologies, Inc.^	9,000	235,260

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Otter Tail Corp.	12,900	$373,842
Pike Electric Corp.*	8,100	131,382
UIL Holdings Corp.^	6,600	303,534
Unisource Energy Corp.	15,200	474,240

		5,638,349

Gas Utilities (0.8%)
Cascade Natural Gas Corp.^	7,520	146,715
EnergySouth, Inc.	5,000	133,900
Laclede Group, Inc.^	8,700	254,127
New Jersey Resources Corp.	11,950	500,586
Nicor, Inc.^	21,600	849,096
Northwest Natural Gas Co.^	12,400	423,832
Peoples Energy Corp.^	15,100	529,557
South Jersey Industries, Inc.	11,800	343,852
Southwest Gas Corp.	15,100	398,640
WGL Holdings, Inc.	19,600	589,176

		4,169,481

Multi-Utilities & Unregulated Power (0.5%)
Aquila, Inc.*	162,600	585,360
Avista Corp.	19,600	347,116
Northwestern Corp.	15,397	478,385
Sierra Pacific Resources*	82,700	1,078,408
Ultralife Batteries, Inc.*^	7,700	92,400

		2,581,669

Water Utilities (0.2%)
American States Water Co.^	5,150	158,620
California Water Service Group	7,400	282,902
Connecticut Water Service, Inc.	6,200	151,962
Middlesex Water Co.^	7,460	129,357
SJW Corp.	4,730	215,215
Southwest Water Co.^	11,907	170,389

		1,108,445

Total Utilities		13,497,944

Total Common Stocks (98.5%) (Cost $445,341,612)		533,714,994

	Number of Rights
RIGHTS:
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
dELiA*s, Inc., $7.43,expires 2/10/06*	1,112	1,112

Total Rights (0.0%) (Cost $—)		1,112

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (0.3%)
U.S. Treasury Bills
3.62%, 1/19/06 #(o)(p)	$1,640,000	1,636,874

Short-Term Investments of Cash Collateral for Securities Loaned (28.9%)
American Express Credit Corp.
4.36%, 6/12/07 (l)	10,000,000	10,000,000
Bank of Nova Scotia New York
4.38%, 5/30/06 (l)	4,998,967	4,998,967
CDC Financial Products, Inc.
4.35%, 1/30/06 (l)	10,000,000	10,000,000
Citigroup Global Markets, Inc.
4.32%, 1/6/06 (l)	10,000,000	10,000,000
Dorada Finance, Inc.
4.30%, 8/3/06 (l)	3,996,762	3,996,762
General Electric Capital Corp.
4.34%, 3/29/06 (l)	7,000,859	7,000,859
4.36%, 5/12/06 (l)	2,002,060	2,002,060
Goldman Sachs Group, Inc.
4.41%, 12/28/07 (l)	5,000,000	5,000,000
Merrill Lynch & Co.
4.23%, 10/19/06 (l)	6,000,000	6,000,000
Morgan Stanley
4.43%, 1/2/07 (l)	5,000,000	5,000,000
New York Life Insurance Co.
4.40%, 3/30/06 (l)	2,300,000	2,300,000
Nomura Securities
4.29%, 1/3/06	70,520,794	70,520,794
Nordeutsche Landesbank NY
4.40%, 3/30/06 (l)	9,998,310	9,998,309
US Bank NA
4.29%, 10/2/06 (l)	4,997,605	4,997,605
Wells Fargo & Co.
4.36%, 12/31/07 (l)	5,000,000	5,000,000

Total Short-Term Investments of Cash Collateral for Securities Loaned		156,815,356

Time Deposit (1.3%)
JPMorgan Chase Nassau
3.68%, 1/3/06	6,851,636	6,851,636

Total Short-Term Investments (30.5%) (Cost/Amortized Cost $165,304,130)		165,303,866

Total Investments (129.0%) (Cost/Amortized Cost $610,645,742)		699,019,972
Other Assets Less Liabilities (-29.0%)		(157,138,500)

Net Assets (100%)		$541,881,472

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

#	All, or a portion of security held by broker as collateral for financial futures contracts.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

(p)	Yield to maturity.

Glossary:

REIT — Real Estate Investment Trust

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

At December 31, 2005 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/05	Unrealized Depreciation
Russell 2000 Index	16	March-06	$5,532,950	$5,426,400	$(106,550)

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$159,942,311
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$126,959,196

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$125,240,171
Aggregate gross unrealized depreciation	(36,829,237)

Net unrealized appreciation	$88,410,934

Federal income tax cost of investments	$610,609,038

At December 31, 2005, the Portfolio had loaned securities with a total value of $151,975,931. This was secured by collateral of $156,815,356 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TCW EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (21.6%)
Hotels, Restaurants & Leisure (3.2%)
Starbucks Corp.*	319,650	$9,592,697

Internet & Catalog Retail (11.4%)
Amazon.com, Inc.*	364,230	17,173,444
eBay, Inc.*	403,200	17,438,400

		34,611,844

Media (7.0%)
Pixar*	220,600	11,630,032
XM Satellite Radio Holdings, Inc., Class A*	346,265	9,446,109

		21,076,141

Total Consumer Discretionary		65,280,682

Consumer Staples (2.0%)
Food & Staples Retailing (2.0%)
Walgreen Co.	138,200	6,116,732

Total Consumer Staples		6,116,732

Financials (18.7%)
Commercial Banks (3.2%)
Commerce Bancorp, Inc./New Jersey	279,250	9,608,992

Insurance (13.4%)
Aflac, Inc.	68,100	3,161,202
American International Group, Inc.	68,250	4,656,698
Progressive Corp.	281,285	32,848,462

		40,666,362

Thrifts & Mortgage Finance (2.1%)
Countrywide Financial Corp.	186,500	6,376,435

Total Financials		56,651,789

Health Care (12.4%)
Biotechnology (9.9%)
Amgen, Inc.*	137,500	10,843,250
Genentech, Inc.*	206,760	19,125,300

		29,968,550

Health Care Equipment & Supplies (2.5%)
Varian Medical Systems, Inc.*	146,900	7,394,946

Total Health Care		37,363,496

Industrials (4.8%)
Commercial Services & Supplies (3.2%)
Apollo Group, Inc., Class A*	158,400	9,576,864

Industrial Conglomerates (1.6%)
General Electric Co.	143,300	5,022,665

Total Industrials		14,599,529

Information Technology (38.9%)
Communications Equipment (7.0%)
Cisco Systems, Inc.*	289,500	4,956,240
QUALCOMM, Inc.	378,200	16,292,856

		21,249,096

Computers & Peripherals (6.9%)
Dell, Inc.*	262,000	7,857,380
Network Appliance, Inc.*	484,960	13,093,920

		20,951,300

Internet Software & Services (12.9%)
Google, Inc., Class A*	34,400	14,271,184
Yahoo!, Inc.*	628,400	24,620,712

		38,891,896

Semiconductors & Semiconductor Equipment (3.9%)
Maxim Integrated Products, Inc.	164,180	5,949,883
Xilinx, Inc.	223,910	5,644,771

		11,594,654

Software (8.2%)
Adobe Systems, Inc.	269,900	9,975,504
Electronic Arts, Inc.*	174,000	9,101,940
Salesforce.com, Inc.*	178,300	5,714,515

		24,791,959

Total Information Technology		117,478,905

Total Common Stocks (98.4%) (Cost $198,954,522)		297,491,133

	Principal Amount
SHORT-TERM INVESTMENT
Time Deposit (1.7%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $5,266,220)	$5,266,220	5,266,220

Total Investments (100.1%) (Cost/Amortized Cost $204,220,742)		302,757,353
Other Assets Less Liabilities (-0.1%)		(344,459)

Net Assets (100%)		$302,412,894

*	Non-income producing.

EQ ADVISORS TRUST

EQ/TCW EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$41,109,853
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$42,648,856

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$119,620,814
Aggregate gross unrealized depreciation	(21,084,203)

Net unrealized appreciation	$98,536,611

Federal income tax cost of investments	$204,220,742

The Portfolio has a net capital loss carryforward of $146,345,462 of which $23,199,830 expires in the year 2009, $62,598,018 expires in the year 2010, $42,657,049 expires in the year 2011, and $17,890,565 expires in the year 2012.

The Portfolio utilized $3,918,402 in capital loss carryforward during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.4%)
Auto Components (2.3%)
BorgWarner, Inc.	18,200	$1,103,466
Johnson Controls, Inc.	39,500	2,879,945

		3,983,411

Automobiles (0.9%)
Harley-Davidson, Inc.	29,700	1,529,253

Hotels, Restaurants & Leisure (1.4%)
Carnival Corp. (Unit)	44,400	2,374,068

Internet & Catalog Retail (1.1%)
Expedia, Inc.*	76,100	1,823,356

Media (5.5%)
CCE Spinco, Inc.*	6,550	85,805
Clear Channel Communications, Inc.	52,400	1,647,980
Dex Media, Inc.	37,600	1,018,584
DIRECTV Group, Inc.*	72,300	1,020,876
Omnicom Group, Inc.	43,300	3,686,129
Univision Communications, Inc., Class A*	58,600	1,722,254

		9,181,628

Multiline Retail (1.2%)
Kohl’s Corp.*	42,800	2,080,080

Total Consumer Discretionary		20,971,796

Consumer Staples (4.2%)
Beverages (0.7%)
Anheuser-Busch Cos., Inc.	28,800	1,237,248

Food & Staples Retailing (3.5%)
Costco Wholesale Corp.	75,800	3,749,826
Kroger Co.*	116,600	2,201,408

		5,951,234

Total Consumer Staples		7,188,482

Energy (4.0%)
Energy Equipment & Services (1.6%)
Baker Hughes, Inc.	15,900	966,402
GlobalSantaFe Corp.	35,400	1,704,510

		2,670,912

Oil & Gas (2.4%)
Exxon Mobil Corp.	27,000	1,516,590
Marathon Oil Corp.	42,300	2,579,031

		4,095,621

Total Energy		6,766,533

Financials (24.3%)
Capital Markets (5.3%)
Mellon Financial Corp.	102,900	3,524,325
Morgan Stanley	97,000	5,503,780

		9,028,105

Commercial Banks (6.1%)
Fifth Third Bancorp	82,000	3,093,040
PNC Financial Services Group, Inc.	35,800	2,213,514
Wells Fargo & Co.	81,000	5,089,230

		10,395,784

Diversified Financial Services (7.0%)
Citigroup, Inc.	161,500	7,837,595
JPMorgan Chase & Co.	103,200	4,096,008

		11,933,603

Insurance (3.8%)
American International Group, Inc.	65,000	4,434,950
Hartford Financial Services Group, Inc.	22,200	1,906,758

		6,341,708

Thrifts & Mortgage Finance (2.1%)
Freddie Mac	55,400	3,620,390

Total Financials		41,319,590

Health Care (20.9%)
Biotechnology (2.7%)
Cephalon, Inc.*	28,700	1,858,038
Genzyme Corp.*	38,400	2,717,952

		4,575,990

Health Care Equipment & Supplies (2.2%)
Medtronic, Inc.	21,100	1,214,727
Waters Corp.*	36,600	1,383,480
Zimmer Holdings, Inc.*	16,300	1,099,272

		3,697,479

Health Care Providers & Services (6.7%)
Caremark Rx, Inc.*	31,500	1,631,385
HEALTHSOUTH Corp.*	106,500	521,850
Medco Health Solutions, Inc.*	39,600	2,209,680
UnitedHealth Group, Inc.	72,000	4,474,080
WellPoint, Inc.*	32,900	2,625,091

		11,462,086

Pharmaceuticals (9.3%)
Allergan, Inc.	35,300	3,810,988
Bristol-Myers Squibb Co.	51,600	1,185,768
Johnson & Johnson	63,800	3,834,380
Mylan Laboratories, Inc.	90,400	1,804,384
Wyeth	110,200	5,076,914

		15,712,434

Total Health Care		35,447,989

Industrials (10.7%)
Aerospace & Defense (2.6%)
Lockheed Martin Corp.	37,700	2,398,851
Northrop Grumman Corp.	34,100	2,049,751

		4,448,602

Air Freight & Logistics (1.6%)
FedEx Corp.	25,800	2,667,462

Building Products (2.0%)
Masco Corp.	110,300	3,329,957

Commercial Services & Supplies (0.7%)
Cendant Corp.	72,400	1,248,900

Machinery (2.0%)
Illinois Tool Works, Inc.	38,500	3,387,615

Road & Rail (1.8%)
Burlington Northern Santa Fe Corp.	43,200	3,059,424

Total Industrials		18,141,960

Information Technology (11.3%)
Computers & Peripherals (1.2%)
Dell, Inc.*	67,800	2,033,322

Electronic Equipment & Instruments (0.9%)
Mettler-Toledo International, Inc.*	27,700	1,529,040

IT Services (1.3%)
Accenture Ltd., Class A	77,100	2,225,877

Semiconductors & Semiconductor Equipment (1.5%)
Applied Materials, Inc.	84,300	1,512,342
Xilinx, Inc.	38,800	978,148

		2,490,490

Software (6.4%)
Mercury Interactive Corp.*	38,400	1,067,136

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Microsoft Corp.	245,600	$6,422,440
Oracle Corp.*	171,200	2,090,352
Symantec Corp.*	79,234	1,386,595

		10,966,523

Total Information Technology		19,245,252

Telecommunication Services (4.1%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	81,700	2,000,833

Wireless Telecommunication Services (2.9%)
Sprint Nextel Corp.	210,734	4,922,746

Total Telecommunication Services		6,923,579

Utilities (5.8%)
Electric Utilities (4.2%)
American Electric Power Co., Inc.	41,100	1,524,399
Exelon Corp.	83,300	4,426,562
Northeast Utilities	21,300	419,397
Pepco Holdings, Inc.	32,100	718,077

		7,088,435

Gas Utilities (0.6%)
NiSource, Inc.	49,000	1,022,140

Multi-Utilities & Unregulated Power (1.0%)
Sempra Energy	39,000	1,748,760

Total Utilities		9,859,335

Total Common Stocks (97.7%) (Cost $143,308,531).		165,864,516

INVESTMENT COMPANIES:
Exchange-Traded Fund (0.5%)
S&P 500 Depositary Receipts	6,500	809,315

Total Investment Companies (0.5%) (Cost $823,615)		809,315

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (1.7%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $2,921,370)	$2,921,370	2,921,370

Total Investments (99.9%) (Cost/Amortized Cost $147,053,516)		169,595,201
Other Assets Less Liabilities (0.1%)		189,336

Net Assets (100%)		$169,784,537

*	Non-income producing.

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$90,907,493
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$63,184,665

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,289,797
Aggregate gross unrealized depreciation	(3,774,500)

Net unrealized appreciation	$22,515,297

Federal income tax cost of investments	$147,079,904

For the year ended December 31, 2005, the Portfolio incurred approximately $129 as brokerage commissions with Bernstein (Sanford C.) & Co. and $1,087 with UBS AG, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $33,328,537, of which $16,680,202 expires in the year 2010 and $16,648,335 expires in the year 2011.

The Portfolio utilized capital loss carryforward of $10,992,908 during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.5%)
Leisure Equipment & Products (0.3%)
Mattel, Inc.	23,200	$367,024

Media (10.5%)
Clear Channel Communications, Inc.	82,200	2,585,190
Comcast Corp., Class A*	39,200	1,017,632
Gannett Co., Inc.	5,800	351,306
Liberty Media Corp., Class A*	197,400	1,553,538
News Corp., Class B	39,400	654,434
Time Warner, Inc.	112,500	1,962,000
Tribune Co.	10,600	320,756
Viacom, Inc., Class B*	46,800	1,525,680
Walt Disney Co.	81,200	1,946,364

		11,916,900

Specialty Retail (0.4%)
Best Buy Co., Inc.	9,300	404,364

Textiles, Apparel & Luxury Goods (0.3%)
Jones Apparel Group, Inc.	12,800	393,216

Total Consumer Discretionary		13,081,504

Consumer Staples (11.4%)
Beverages (2.0%)
Anheuser-Busch Cos., Inc.	10,900	468,264
Coca-Cola Co.	44,700	1,801,857

		2,270,121

Food & Staples Retailing (2.0%)
Wal-Mart Stores, Inc.	48,600	2,274,480

Food Products (3.9%)
Kraft Foods, Inc., Class A	56,300	1,584,282
Unilever N.V. (N.Y. Shares)	41,400	2,842,110

		4,426,392

Household Products (1.7%)
Kimberly-Clark Corp.	32,300	1,926,695

Personal Products (0.1%)
Avon Products, Inc.	2,500	71,375

Tobacco (1.7%)
Altria Group, Inc.	26,200	1,957,664

Total Consumer Staples		12,926,727

Energy (0.4%)
Energy Equipment & Services (0.2%)
Halliburton Co.	3,400	210,664

Oil & Gas (0.2%)
Total S.A. (ADR)	2,000	252,800

Total Energy		463,464

Financials (24.9%)
Capital Markets (1.9%)
Bank of New York Co., Inc.	44,800	1,426,880
Merrill Lynch & Co., Inc.	11,200	758,576

		2,185,456

Commercial Banks (8.4%)
Bank of America Corp.	94,300	4,351,945
PNC Financial Services Group, Inc.	6,200	383,346
Wachovia Corp.	36,800	1,945,248
Wells Fargo & Co.	44,800	2,814,784

		9,495,323

Diversified Financial Services (4.8%)
Citigroup, Inc.	82,700	4,013,431
JPMorgan Chase & Co.	36,600	1,452,654

		5,466,085

Insurance (4.8%)
Ambac Financial Group, Inc.	5,900	454,654
American International Group, Inc.	18,600	1,269,078
Assurant, Inc.	1,100	47,839
Berkshire Hathaway, Inc., Class B*	200	587,100
Chubb Corp.	21,890	2,137,559
Genworth Financial, Inc., Class A	2,400	82,992
MetLife, Inc.	9,300	455,700
St. Paul Travelers Cos., Inc.	10,300	460,101

		5,495,023

Thrifts & Mortgage Finance (5.0%)
Fannie Mae	11,300	551,553
Freddie Mac	77,400	5,058,090

		5,609,643

Total Financials		28,251,530

Health Care (17.4%)
Health Care Equipment & Supplies (0.5%)
Boston Scientific Corp.*	23,000	563,270

Health Care Providers & Services (0.8%)
AmerisourceBergen Corp.	5,400	223,560
Cardinal Health, Inc.	10,500	721,875

		945,435

Pharmaceuticals (16.1%)
Bristol-Myers Squibb Co.	186,800	4,292,664
GlaxoSmithKline plc (ADR)	96,400	4,866,272
Pfizer, Inc.	71,500	1,667,380
Roche Holding AG (ADR)	35,900	2,696,090
Sanofi-Aventis (ADR)	25,800	1,132,620
Schering-Plough Corp.	80,100	1,670,085
Wyeth	43,200	1,990,224

		18,315,335

Total Health Care		19,824,040

Industrials (0.6%)
Airlines (0.6%)
Southwest Airlines Co.	38,500	632,555

Total Industrials		632,555

Information Technology (5.2%)
Communications Equipment (0.8%)
Cisco Systems, Inc.*	55,600	951,872

Computers & Peripherals (1.8%)
Dell, Inc.*	22,900	686,771
Hewlett-Packard Co.	12,400	355,012
International Business Machines Corp.	11,900	978,180
Lexmark International, Inc., Class A*	1,100	49,313

		2,069,276

IT Services (2.0%)
Affiliated Computer Services, Inc., Class A*	24,700	1,461,746
First Data Corp.	17,700	761,277

		2,223,023

Software (0.6%)
Microsoft Corp.	23,800	622,370

Total Information Technology		5,866,541

Materials (9.4%)
Chemicals (3.7%)
Dow Chemical Co.	20,400	893,928
DuPont (E.I.) de Nemours & Co.	56,300	2,392,750
Rohm & Haas Co.	18,600	900,612

		4,187,290

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Metals & Mining (2.4%)
Alcoa, Inc.	92,500	$2,735,225

Paper & Forest Products (3.3%)
International Paper Co.	113,645	3,819,608

Total Materials		10,742,123

Telecommunication Services (9.5%)
Diversified Telecommunication Services (7.1%)
AT&T, Inc.	176,600	4,324,934
Verizon Communications, Inc.	126,200	3,801,144

		8,126,078

Wireless Telecommunication Services (2.4%)
Sprint Nextel Corp.	115,000	2,686,400

Total Telecommunication Services		10,812,478

Utilities (1.5%)
Electric Utilities (0.5%)
American Electric Power Co., Inc.	17,200	637,948

Multi-Utilities and Unregulated Power (1.0%)
Constellation Energy Group, Inc.	6,400	368,640
Dominion Resources, Inc.	5,400	416,880
Public Service Enterprise Group, Inc.	4,800	311,856

		1,097,376

Total Utilities		1,735,324

Total Common Stocks (91.8%) (Cost $102,783,168)		104,336,286

	Principal Amount
SHORT-TERM INVESTMENTS:
Government Security (9.5%)
Federal Home Loan Bank
3.63%, 1/3/06 (o)	$10,800,000	10,796,736

Total Government Security		10,796,736

Time Deposit (1.3%)
JPMorgan Chase Nassau
3.68%, 1/3/06	1,439,160	1,439,160

Total Time Deposit		1,439,160

Total Short-Term Investments (10.8%) (Cost/Amortized Cost $12,236,712)		12,235,896

Total Investments (102.6%) (Cost/Amortized Cost $115,019,880)		116,572,182
Other Assets Less Liabilities (-2.6%)		(2,940,350)

Net Assets (100%)		$113,631,832

*	Non-income producing.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2005.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the period ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$109,582,039
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$8,396,503

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,108,409
Aggregate gross unrealized depreciation	(1,585,003)

Net unrealized appreciation	$1,523,406

Federal income tax cost of investments	$115,048,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Austria (0.3%)
Raiffeisen International Bank Holding AG*	64,326	$4,214,897

Bermuda (0.5%)
Central European Media Enterprises Ltd.*	65,700	3,804,030
Credicorp Ltd.	119,000	2,712,010

		6,516,040

Brazil (12.3%)
All America Latina Logistica S.A. (Unit)	106,930	4,567,017
Banco Itau Holding Financeira S.A. (ADR)	594,700	14,284,694
Banco Itau Holding Financeira S.A.(Preference)	190,770	4,598,737
Cia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)	83,000	2,730,700
Cia Energetica de Minas Gerais S.A. (ADR)	113,600	4,187,296
Cia Energetica de Minas Gerais S.A. (Preference)	8,854,910	360,187
CIA Paranaense De Energia (Preference)	270,641,000	2,084,706
CIA Paranaense De Energia (ADR)	183,900	1,384,767
Cia Vale do Rio Doce (ADR)	34,800	1,431,672
Cia Vale do Rio Doce (Preference)	5,314	190,558
Cia Vale do Rio Doce (Sponsored ADR)	663,164	24,039,695
CPFL Energia S.A.	272,215	3,263,550
CPFL Energia S.A. (ADR)	41,940	1,461,609
Embratel Participacoes S.A. (Preference)*	1,756,837,100	5,115,175
Empresa Brasileira de Aeronautica S.A. (ADR)	207,520	8,114,032
Gerdau S.A. (Preference)	268,150	4,512,222
Gerdau SA (Preference) (Sponsored ADR)	162,755	2,714,753
Investimentos Itau S.A. (Preference)	1,528,456	4,842,892
Lojas Arapua S.A. (Preference)* † (b)	1,248,000	—
Perdigao S.A.(Preference)	89,200	3,013,436
Petroleo Brasileiro S.A. (ADR)	246,383	17,559,716
Petroleo Brasileiro S.A. (Preference ADR)	414,094	26,655,231
Petroleo Brasileiro S.A. (Preference)	194,864	3,104,641
Telesp Celular Participacoes S.A. (Preference)*	821,596	3,113,305
Tractebel Energia S.A.	407,300	2,624,648
Unibanco-Uniao de Bancos Brasileiros S.A. (ADR)	127,050	8,076,569
Unibanco-Uniao de Bancos Brasileiros S.A. (ADR)	79,600	5,060,172
Unibanco-Uniao de Bancos Brasileiros S.A. (Unit)	93,843	1,179,316 ‘

		160,271,296

Chile (0.6%)
Enersis S.A. (ADR)	707,440	7,774,766

China (2.1%)
Air China Ltd.*	574,000	183,226
China Construction Bank*^	19,949,000	6,946,792
China Life Insurance Co., Ltd., Class H*^	5,425,000	4,792,804
China TechFaith Wireless Communication Technology Ltd. ADR *	63,500	857,244
Huadian Power International Co.	7,726,000	1,972,965
PetroChina Co. Ltd.	10,370,000	8,492,819
Ping An Insurance Group Co. of China Ltd., Class H §	2,301,000	4,243,772

		27,489,622

Colombia (0.4%)
BanColombia S.A. (ADR)	197,810	5,702,862

Greece (0.0%)
Hellenic Telecommunications S.A. (ADR)*	1	10

Hong Kong (3.2%)
Asia Aluminum Holdings Ltd.*	20,518,000	1,773,002
China Mobile (Hong Kong) Ltd.^	1,781,000	8,430,035
China Resources Power Holdings Co.	5,356,000	3,022,164
China Unicom Ltd.	4,442,000	3,609,263
Global Bio-Chem Technology Group Co., Ltd.	10,123,000	4,439,025
GOME Electrical Appliances Holdings Ltd.^	9,312,000	6,305,241
Grande Holdings Ltd.	1,350,000	1,044,683
Hopewell Highway Infrastructure Ltd.^	3,661,000	2,431,679
Kingboard Chemicals Holdings Ltd.	1,373,000	3,718,684
Moulin Global Eyecare Holdings*^†	1,136,000	—
Shougang Concord Century Holdings Ltd.	8,346,000	398,272
TPV Technology Ltd.	5,689,000	5,610,993
Victory City International Holdings Ltd.	2,612,000	757,975

		41,541,016

Hungary (0.7%)
Gedeon Richter Rt.	52,926	9,474,993

India (7.3%)
ABB Ltd. (India)(i)	111,990	4,789,495
Aventis Pharma Ltd./India	78,796	2,898,523
Bharat Heavy Electricals Ltd.	448,244	13,813,305
Cipla Ltd./India	359,000	3,536,561
Container Corp. of India Ltd.	113,442	3,653,029
Glenmark Pharmaceuticals Ltd.	329,854	2,303,335
Gujarat Ambuja Cements, Ltd.	960,000	1,697,756
Gujarat Ambuja Cements, Ltd.(GDR).	1,222,500	2,102,700
HDFC Bank Ltd.	274,000	4,314,541
Hero Honda Motors Ltd.	290,215	5,543,165
Hindalco Industries, Ltd.	742,070	2,364,204
Hindustan Lever Ltd.	1,035,869	4,539,550
Housing Development Finance Corp.	179,000	4,800,111
ICICI Bank Ltd. (ADR)	32,500	936,000
Infosys Technologies Ltd.	168,280	11,204,023

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
ITC Ltd.	647,000	$2,041,191
ITC Ltd. (GDR)	435,000	1,339,800
Mahindra & Mahindra Ltd.	463,000	5,267,255
Punj Lloyd Ltd.*	7,822	121,649
Punjab National Bank †	325,628	3,576,265
Reliance Industries Ltd.	77,000	1,521,952
Reliance Industries Ltd. (GDR)(b)	41,000	1,611,710
Siemens India Ltd.	50,000	4,011,275
UTI Bank Ltd.*	292,537	1,861,097
UTI Bank Ltd. (GDR) (b)(n)	158,000	1,009,620
Wipro Ltd.	373,000	3,840,632

		94,698,744

Indonesia (0.2%)
Bank Mandiri Persero Tbk PT	12,837,500	2,139,583

Israel (0.0%)
ECI Telecom Ltd.*	1	8

Malaysia (1.3%)
Bandar Raya Developments BHD	1,839,000	420,885
Bumiputra-Commerce Holdings Bhd	1,478,000	2,229,025
IOI Corp. BHD	607,000	1,991,480
Magnum Corp. Bhd	3,248,000	1,632,809
MK Land Holdings BHD	2,298,000	310,089
Resorts World Bhd	642,000	1,902,474
Road Builder (M) Holdings BHD	969,000	356,372
Tenaga Nasional Bhd	1,754,100	4,594,679
YTL Corp. Bhd	2,285,400	3,235,055

		16,672,868

Mexico (10.4%)
America Movil S.A. de C.V. (ADR)	1,437,580	42,063,591
Empresas ICA Sociedad Controladora S.A. de CV (ADR)*	11,349	331,958
Empresas ICA Sociedad Controlado S.A. de CV*	648,933	1,586,089
Fomento Economico Mexicano S.A. de C.V. (ADR)	171,400	12,428,214
Grupo Televisa S.A. (ADR)	427,590	34,420,995
Kimberly-Clark de Mexico S.A. de C.V.	1,118,350	3,994,989
Wal-Mart de Mexico S.A. de C.V., Series C (ADR)	50,025	2,774,557
Wal-Mart de Mexico S.A. de C.V., Series V	6,896,243	38,248,893

		135,849,286

Morocco (0.8%)
Attijariwafa Bank	7,868	1,051,624
Banque Marocaine du Commerce Exterieur	48,400	3,915,900
ONA S.A.	47,900	5,523,803

		10,491,327

Netherlands (0.3%)
Efes Breweries International NV* (GDR)	132,619	3,773,011

Poland (3.0%)
Agora S.A.	229,405	4,859,380
Bank Millennium S.A.	859,059	1,384,558
Bank Pekao S.A.	160,283	8,586,414
Polski Koncern Naftowy Orlen	149,076	2,869,487
Powszechna Kasa Oszczednosci Bank Polski S.A.	901,589	8,026,672
Telekomunikacja Polska S.A. (GDR) (London Exchange)	587,300	4,199,195
Telekomunikacja Polska S.A. (GDR)	2,300	16,522
TVN S.A.*	396,953	9,505,229

		39,447,457

Russia (9.5%)
LUKOIL (ADR)	839,556	50,373,360
MMC Norilsk Nickel (ADR)	58,400	5,490,371
Mobile Telesystems OJSC (ADR) §	324,280	11,349,800
OAO Gazprom (ADR)^	162,300	11,669,370
Pyaterochka Holding N.V.GDR*^§	561,738	8,117,114
Sberbank RF (GDR) (Berlin Exchange)* (b)(n)	114,150	15,349,601
Sberbank RF (GDR)* (b)(n)	30,223	3,959,213
Surgutneftegaz (ADR)	117,358	6,284,521
Unified Energy System (GDR)^	90,042	3,817,781
Wimm-Bill-Dann Foods OJSC (ADR)*	301,700	7,249,851

		123,660,982

South Africa (12.4%)
African Bank Investments Ltd.	2,872,000	11,094,048
Aveng Ltd.	2,528,100	7,170,756
Edgars Consolidated Stores Ltd.	1,652,400	9,160,171
Harmony Gold Mining Co., Ltd. (ADR)*	479,400	6,256,170
Harmony Gold Mining Co., Ltd.*	584,177	7,819,728
Impala Platinum Holdings Ltd.	53,220	7,820,424
J.D. Group, Ltd.	604,450	7,304,863
Massmart Holdings Ltd.	243,700	1,984,565
Mittal Steel South Africa, Ltd.	100	966
MTN Group Ltd.	2,209,980	21,655,539
Murray & Roberts Holdings Ltd.	1,412,820	4,365,987
Naspers Ltd.	1,079,720	19,068,102
Pretoria Portland Cement Co., Ltd.	119,600	5,784,359
Sanlam Ltd.	6,840	16,382
Shoprite Holdings Ltd.	2,190,400	6,364,852
Standard Bank Group Ltd.	1,733,605	20,721,261
Steinhoff International Holdings Ltd.	3,050,380	9,017,678
Tiger Brands Ltd.	652,618	14,971,371
Woolworths Holdings Ltd.	402,200	900,471

		161,477,693

South Korea (13.8%)
Amorepacific Corp.*	7,232	2,260,782
Cheil Industries, Inc.*	120,830	3,358,879
Daelim Industrial Co.*	36,930	2,630,420
Doosan Heavy Industries and Construction Co., Ltd.*	270,410	10,151,911
Doosan Infracore Co. Ltd.*	141,520	2,534,018
GS Engineering & Construction Corp.*	152,600	8,000,989
Hanjin Heavy Industries & Construction Co., Ltd.*	147,840	3,436,949
Hankook Tire Co., Ltd.*	264,940	3,734,872
Hanmi Pharm Co. Ltd.*	18,469	2,539,636

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005

	Number of Shares	Value (Note 1)
Hyundai Mobis*	88,010	$8,044,838
Hyundai Motor Co. (Non-Voting) (Preference)*	69,300	4,702,953
Hyundai Motor Co.*	88,270	8,496,484
Kookmin Bank*	159,060	12,037,483
Korea Zinc Co., Ltd.*	70,740	3,569,016
KT&G Corp.*	170,070	7,579,417
NHN Corp.*	18,960	5,064,253
Orion Corp.*	38,345	10,640,325
Pusan Bank*	225,710	2,958,557
S-Oil Corp.	34,940	2,440,287
Samsung Electronics Co., Ltd.	42,227	27,528,904
Samsung Electronics Co., Ltd. (Non-Voting) (Preference)	19,045	9,250,725
Samsung Fire & Marine Insurance Co., Ltd.	49,974	6,328,013
Samsung SDI Co., Ltd.*	55,870	6,438,992
Shinhan Financial Group Co., Ltd.*	266,000	10,802,097
SK Corp.*	128,720	6,634,330
Woongjin Coway Co., Ltd.*	115,180	2,728,952
Woori Finance Holdings Co., Ltd.*	285,740	5,681,727

		179,575,809

Taiwan (8.7%)
Acer, Inc.	1,673,000	4,202,494
Asia Optical Co., Inc.	41,000	281,506
AU Optronics Corp.	8,969,540	13,382,074
AU Optronics Corp. (ADR).	111,500	1,673,615
Cathay Financial Holding Co., Ltd.	3,011,000	5,454,876
Cheng Shin Rubber Industry Co., Ltd.	1,704,440	1,505,001
China Steel Corp.	2,846,000	2,166,367
Chinatrust Financial Holding Co., Ltd.	4,926,482	3,900,025
Compal Electronics Inc.	4,527,000	4,079,993
CTCI Corp.	2,148,895	899,653
Cyberlink Corp.	87,000	238,672
Delta Electronics, Inc.	3,117,103	6,387,389
Delta Electronics, Inc. (GDR)	171,672	1,699,553
Eva Airways Corp.	657	309
Far EasTone Telecommunications Co., Ltd.	2,083,000	2,356,163
Formosa Petrochemical Corp.	2,042,000	3,618,561
High Tech Computer Corp.	319,000	5,983,132
Hon Hai Precision Industry Co., Ltd.	1,564,967	8,576,989
Infortrend Technology, Inc.	720,000	1,091,739
Kaulin Manufacturing Co., Ltd.	952,355	864,117
Largan Precision Co., Ltd.	344,528	5,433,898
MediaTek, Inc.	762,477	8,984,520
Phoenixtec Power Co., Ltd.	1,642,845	1,790,758
Polaris Securities Co., Ltd.	2,769,168	1,252,082
Radiant Opto- Electronics Corp.	847,386	2,064,089
Shin Kong Financial Holdings Co., Ltd.	10,284,606	8,000,843
Springsoft, Inc.	1,355,407	2,220,287
Taishin Financial Holdings Co., Ltd.	4,025,921	2,108,390
Taiwan Mobile Co., Ltd.	2,782,000	2,431,063
Taiwan Semiconductor Manufacturing Co., Ltd.	2,042,000	3,885,912
Tsann Kuen Enterprise Co.	1,822,897	3,047,135
Vanguard International Semiconductor Corp.	3,986,574	3,034,569

		112,615,774

Thailand (2.5%)
Advanced Information Service PCL (Foreign)	1,754,300	4,535,507
Asian Property Development PCL (Foreign)	9,742,700	812,684
Bangkok Bank PCL (Foreign)	1,315,500	3,689,817
CH Karnchang PCL	3,790,900	1,118,778
CP Seven Eleven PCL Italian-Thai Development	14,875,400	2,140,606
PCL (Foreign)	12,071,800	2,429,082
Kasikornbank PCL (Foreign)	1,573,400	2,878,171
Lalin Property PCL (Foreign)	2,622,000	315,919
Land and Houses PCL (Foreign)	6,898,000	1,497,371
MBK PCL (Foreign)	488,700	530,418
PTT PCL (Foreign)	826,100	4,553,624
Siam City Bank PCL (Foreign)	2,077,000	1,231,003
Siam Commercial Bank PCL (Foreign)	692,900	878,800
Siam Makro PCL (Foreign)	280,400	475,312
Thai Oil PCL (Foreign)	984,900	1,525,394
Total Access Communication PCL*	959,000	3,107,160
True Corp. PCL (Foreign)*	4,230,700	1,031,878

		32,751,524

Turkey (4.5%)
Akcansa Cimento AS.	802,136	4,866,826
BIM Birlesik Magazalar AS*	197,460	4,894,495
Dogan Yayin Holdings*	1,928,211	7,632,948
Enka Insaat ve Sanayi A.S.	98,555	1,225,101
Haci Omer Sabanci Holding A.S.	1,051,100	5,949,623
Hurriyet Gazetecilik A.S.	2,048,196	8,032,141
Turk Hava Yollari*	1,296,280	8,104,747
Turkiye Garanti Bankasi A.S.*	1,616,442	5,860,574
Turkiye Vakiflar Bankasi Tao*	634,600	3,357,299
Yapi Ve Kredi Bankasi*	1,979,573	9,227,754

		59,151,508

United Kingdom (0.4%)
Highland Gold Mining Ltd. United States (0.5%)	1,121,300	4,725,855
Central European Distribution Corp.*	171,600	6,888,024

Total Common Stocks (95.7%) (Cost $935,551,074)		1,246,904,955

	Principal Amount
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (1.4%)
New York Life Insurance Co.
4.40%, 3/30/06 (l)	$1,000,000	1,000,000
Nomura Securities
4.29%, 1/3/06	15,916,586	15,916,586

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Principal Amount	Value (Note 1)
Swedbank N.Y.
4.38%, 7/14/06 (l)	$999,693	$999,693

Total Short-Term Investments (1.4%) (Amortized Cost $17,916,279)		17,916,279

Total Investments (97.1%) (Cost/Amortized Cost $953,467,353)		1,264,821,234
Other Assets Less Liabilities (2.9%)		38,178,279

Net Assets (100%)		$1,302,999,513

*	Non-income producing.

^	All, or a portion of security out on loan (See Note 1).

†	Securities (totaling $3,576,265 or 0.27% of net assets) valued at fair value.

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2005, the market value of these securities amounted to $23,710,686 or 1.82% of net assets. Securities denoted with “§” but without “(b)” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)	Illiquid security.

(i)	Dematerialized-Securities changed from paper to electronic format.

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2005.

(n)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for the purposes of the Securities Act of 1933.

Glossary:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

At December 31, 2005 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Amount (000’s)	Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Foreign Currency Sell Contracts
South African Rand, expiring 8/14/06	(202,432)	$(29,961,096)	$(31,450,220)	$(1,489,124)

Investment security transactions for the year ended December 31, 2005 were as follows

Cost of Purchases:
Stocks and long-term corporate debt securities	$816,260,437
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$432,103,494

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$327,598,020
Aggregate gross unrealized depreciation	(18,400,782)

Net unrealized appreciation	$309,197,238

Federal income tax cost of investments	$955,623,996

At December 31, 2005, the Portfolio had loaned securities with a total value of $16,644,912. This was secured by collateral of $17,916,279 which was received as cash and subsequently invested in short-term investments as reported in the portfolio of investments.

For the year ended December 31, 2005, the Portfolio incurred approximately $17,550 as brokerage commissions with Morgan Stanley & Co., an affiliated broker/dealer.

The Portfolio utilized $42,116,192 in capital loss carryforward during 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (29.8%)
Automobiles (1.5%)
Harley-Davidson, Inc.	15,025	$773,637

Hotels, Restaurants & Leisure (12.4%)
Cheesecake Factory, Inc.*	13,708	512,542
Gaylord Entertainment Co.*	11,645	507,606
International Game Technology	48,312	1,487,043
International Speedway Corp., Class A	10,726	513,775
P.F. Chang’s China Bistro, Inc.*	13,631	676,507
Station Casinos, Inc.	14,793	1,002,965
Wendy’s International, Inc.	14,375	794,363
Wynn Resorts Ltd.*	12,456	683,212

		6,178,013

Household Durables (2.7%)
Desarrolladora Homex SA de CV* (ADR)	20,760	636,917
NVR, Inc.*	996	699,192

		1,336,109

Internet & Catalog Retail (1.5%)
Expedia, Inc.*	30,720	736,051

Leisure Equipment & Products (1.0%)
SCP Pool Corp.	13,147	489,331

Media (4.7%)
Getty Images, Inc.*	18,640	1,663,993
Lamar Advertising Co., Class A*	15,035	693,715

		2,357,708

Specialty Retail (6.0%)
AutoZone, Inc.*	16,050	1,472,588
Chico’s FAS, Inc.*	11,228	493,246
Tractor Supply Co.*	12,176	644,597
Weight Watchers International, Inc.*	7,700	380,611

		2,991,042

Total Consumer Discretionary		14,861,891

Consumer Staples (1.5%)
Tobacco (1.5%)
Loews Corp.- Carolina Group	17,345	763,006

Total Consumer Staples		763,006

Energy (7.7%)
Oil & Gas (7.7%)
Southwestern Energy Co.*	28,888	1,038,234
Ultra Petroleum Corp.*	50,006	2,790,335

Total Energy		3,828,569

Financials (10.7%)
Capital Markets (1.1%)
Ameritrade Holding Corp.*	23,126	555,024

Diversified Financial Services (3.5%)
Calamos Asset Management, Inc., Class A	24,653	775,337
Chicago Mercantile Exchange Holdings, Inc.	2,622	963,559

		1,738,896

Insurance (1.9%)
Brown & Brown, Inc.	18,590	567,739
White Mountains Insurance Group Ltd.	695	388,192

		955,931

Real Estate (4.2%)
Brookfield Asset Management, Inc., Class A	20,175	1,015,408
CB Richard Ellis Group, Inc., Class A*	9,845	579,378
St. Joe Co.	7,192	483,446

		2,078,232

Total Financials		5,328,083

Health Care (5.2%)
Biotechnology (1.9%)
Gen-Probe, Inc.*	9,970	486,436
Techne Corp.*	8,275	464,641

		951,077

Health Care Equipment & Supplies (2.4%)
Dade Behring Holdings, Inc.	28,743	1,175,301

Health Care Providers & Services (0.9%)
DaVita, Inc.*	9,265	469,180

Total Health Care		2,595,558

Industrials (20.7%)
Air Freight & Logistics (4.5%)
CH Robinson Worldwide, Inc.	29,770	1,102,383
Expeditors International of Washington, Inc.	17,078	1,152,936

		2,255,319

Commercial Services & Supplies (14.8%)
Career Education Corp.*	16,052	541,273
ChoicePoint, Inc.*	10,024	446,168
Corporate Executive Board Co.	21,354	1,915,454
ITT Educational Services, Inc.*	15,893	939,435
Monster Worldwide, Inc.*	40,352	1,647,169
Stericycle, Inc.*	18,605	1,095,462
Strayer Education, Inc.	8,607	806,476

		7,391,437

Machinery (1.4%)
Pentair, Inc.	20,100	693,852

Total Industrials		10,340,608

Information Technology (13.2%)
Internet Software & Services (1.4%)
Netease.com (ADR)*	8,407	472,137
SINA Corp.*	9,975	240,996

		713,133

IT Services (3.5%)
CheckFree Corp.*	10,200	468,180
Iron Mountain, Inc.*	30,199	1,275,002

		1,743,182

Semiconductors & Semiconductor Equipment (2.9%)
Freescale Semiconductor, Inc., Class A*	17,085	430,371
Marvell Technology Group Ltd.*	9,414	528,031
Tessera Technologies, Inc.*	18,577	480,216

		1,438,618

Software (5.4%)
Activision, Inc.*	75,661	1,039,582
Red Hat, Inc.*	31,152	848,581
Salesforce.com, Inc.*	25,145	805,897

		2,694,060

Total Information Technology		6,588,993

Materials (0.9%)
Construction Materials (0.9%)
Rinker Group Ltd.	7,861	471,503

Total Materials		471,503

Telecommunication Services (5.9%)
Wireless Telecommunication Services (5.9%)
Crown Castle International Corp.*	44,989	1,210,654
NII Holdings, Inc.*	40,104	1,751,743

Total Telecommunication Services		2,962,397

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
Utilities (1.0%)
Multi-Utilities & Unregulated Power (1.0%)
Questar Corp.	6,768	$512,338
Total Utilities		512,338

Total Common Stocks (96.6%) (Cost $45,158,355)		48,252,946

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (5.9%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $2,935,747)	$2,935,747	2,935,747

Total Investments (102.5%) (Cost/Amortized Cost $48,094,102)		51,188,693
Other Assets Less Liabilities (-2.5%)		(1,237,249)

Net Assets (100%)		$49,951,444

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the period ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$52,550,702
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$7,502,010

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,710,881
Aggregate gross unrealized depreciation	(629,153)

Net unrealized appreciation	$3,081,728

Federal income tax cost of investments	$48,106,965

For the period ended December 31, 2005, the Portfolio incurred approximately $697 as brokerage commissions with Morgan Stanley & Co. and $5 with Bernstein (Sanford C.) & Co., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2005

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (17.5%)
Distributors (2.6%)
WESCO International, Inc.*	8,209	$350,770

Hotels, Restaurants & Leisure (5.1%)
California Pizza Kitchen, Inc.*	3,563	113,909
Gaylord Entertainment Co.*	5,513	240,312
Orient Express Hotels Ltd.	7,227	227,795
Shuffle Master, Inc.*	3,115	78,311
Station Casinos, Inc.	648	43,934

		704,261

Internet & Catalog Retail (3.0%)
PlanetOut, Inc.*	13,892	120,722
Priceline.com, Inc.*	13,004	290,249

		410,971

Leisure Equipment & Products (0.7%)
Marvel Entertainment, Inc.*	5,976	97,887

Media (1.5%)
CKX, Inc.*	7,829	101,777
Lodgenet Entertainment Corp.*	7,754	108,091

		209,868

Specialty Retail (3.5%)
Aeropostale, Inc.*	2,200	57,860
Children’s Place Retail Stores, Inc.*	2,500	123,550
GameStop Corp., Class A*	3,467	110,320
Rush Enterprises, Inc., Class A*	5,634	83,834
Steiner Leisure Ltd.*	3,011	107,071

		482,635

Textiles, Apparel & Luxury Goods (1.1%)
Quiksilver, Inc.*	3,028	41,908
Skechers U.S.A., Inc., Class A*	7,023	107,592

		149,500

Total Consumer Discretionary		2,405,892

Energy (2.1%)
Energy Equipment & Services (0.7%)
Tetra Technologies, Inc.*	3,000	91,560

Oil & Gas (1.4%)
Comstock Resources, Inc.*	2,100	64,071
Goodrich Petroleum Corp.*	5,092	128,064

		192,135

Total Energy		283,695

Financials (5.3%)
Capital Markets (0.3%)
National Financial Partners Corp.	835	43,879

Commercial Banks (0.7%)
First Republic Bank	2,694	99,705

Diversified Financial Services (0.6%)
optionsXpress Holdings, Inc.	3,108	76,301

Insurance (0.8%)
Navigators Group, Inc.*	2,500	109,025

Real Estate (2.2%)
CB Richard Ellis Group, Inc., Class A*	1,702	100,163
Trammell Crow Co.*	7,978	204,636

		304,799

Thrifts & Mortgage Finance (0.7%)
Fidelity Bankshares, Inc.	2,750	89,925

Total Financials		723,634

Health Care (20.5%)
Biotechnology (7.7%)
Alkermes, Inc.*	6,775	129,538
Cubist Pharmaceuticals, Inc.*	5,585	118,681
Encysive Pharmaceuticals, Inc.*	15,900	125,451
Gen-Probe, Inc.*	2,800	136,612
Luminex Corp.*	4,386	50,965
Neurocrine Biosciences, Inc.*	3,641	228,400
Onyx Pharmaceuticals, Inc.*	5,412	155,649
Senomyx, Inc.*	10,154	123,067

		1,068,363

Health Care Equipment & Supplies (4.0%)
Advanced Medical Optics, Inc.*	5,600	234,080
DJ Orthopedics, Inc.*	4,616	127,309
Haemonetics Corp.*	1,900	92,834
Kyphon, Inc.*	2,300	93,909

		548,132

Health Care Providers & Services (6.5%)
Advisory Board Co.*	2,539	121,034
Kindred Healthcare, Inc.*	4,715	121,458
PSS World Medical, Inc.*	16,563	245,795
SFBC International, Inc.*	8,878	142,137
Sierra Health Services, Inc.*	1,450	115,942
Ventiv Health, Inc.*	3,700	87,394
WellCare Health Plans, Inc.*	1,495	61,071

		894,831

Pharmaceuticals (2.3%)
Adams Respiratory Therapeutics, Inc.*	2,618	106,448
First Horizon Pharmaceutical Corp.*	7,400	127,650
NitroMed, Inc.*	5,718	79,766

		313,864

Total Health Care		2,825,190

Industrials (23.3%)
Aerospace & Defense (4.9%)
Aviall, Inc.*	3,000	86,400
Hexcel Corp.*	9,521	171,854
K&F Industries Holdings, Inc.*	4,806	73,820
Mercury Computer Systems, Inc.*	4,397	90,710
SI International, Inc.*	8,357	255,474

		678,258

Air Freight & Logistics (0.9%)
Hub Group, Inc., Class A*	3,390	119,836

Commercial Services & Supplies (11.9%)
Chemed Corp.	1,100	54,648
Education Management Corp.*	2,900	97,179
Gevity HR, Inc.	3,535	90,920
Hudson Highland Group, Inc.*	5,297	91,956
Huron Consulting Group, Inc.*	3,144	75,424
Jackson Hewitt Tax Service, Inc.	4,100	113,611
Laureate Education, Inc.*	3,190	167,507
Mobile Mini, Inc.*	1,227	58,160
Navigant Consulting Co.*	6,014	132,188
Resources Connection, Inc.*	17,063	444,662
Wright Express Corp.*	14,235	313,170

		1,639,425

Machinery (4.2%)
Actuant Corp., Class A	1,889	105,406
Gardner Denver, Inc.*	7,827	385,871
Oshkosh Truck Corp.	1,952	87,040

		578,317

Trading Companies & Distributors (1.4%)
Hughes Supply, Inc.	5,402	193,662

Total Industrials		3,209,498

Information Technology (23.2%)
Communications Equipment (2.0%)
Ixia*	5,900	87,202
NMS Communications Corp.*	35,993	125,615

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Concluded)

December 31, 2005

	Number of Shares	Value (Note 1)
SafeNet, Inc.*	1,986	$63,989

		276,806

Computers & Peripherals (0.9%)
Hypercom Corp.*	18,556	118,573

Electronic Equipment & Instruments (2.1%)
Identix Corp.*	21,334	106,883
Photon Dynamics, Inc.*	6,470	118,272
Universal Display Corp.*	6,069	63,785

		288,940

Internet Software & Services (9.7%)
Equinix, Inc.*	1,900	77,444
iVillage, Inc.*	27,423	219,932
Jupitermedia Corp.*	6,490	95,922
RealNetworks, Inc.*	12,800	99,328
SkillSoft plc (ADR)*	10,125	55,688
ValueClick, Inc.*	19,008	344,235
WebEx Communications, Inc.*	16,166	349,671
webMethods, Inc.*	12,359	95,288

		1,337,508

IT Services (1.1%)
Alliance Data Systems Corp.*	1,000	35,600
MPS Group, Inc.*	8,802	120,323

		155,923

Semiconductors & Semiconductor Equipment (2.1%)
Integrated Device Technology, Inc.*	22,000	289,960

Software (5.3%)
Cogent, Inc.*	4,574	103,738
Open Solutions, Inc.*	6,564	150,447
Quest Software, Inc.*	19,133	279,150
Secure Computing Corp.*	7,710	94,525
Taleo Corp.*	7,670	101,858

		729,718

Total Information Technology		3,197,428

Materials (1.5%)
Chemicals (1.5%)
Airgas, Inc.	6,381	209,935

Total Materials		209,935

Telecommunication Services (3.2%)
Diversified Telecommunication Services (1.5%)
Cbeyond Communications, Inc.*	7,355	75,756
NeuStar, Inc. Class A*	4,008	122,204

		197,960

Wireless Telecommunication Services (1.7%)
Ubiquitel, Inc.*	24,014	237,499

Total Telecommunication Services		435,459

Total Common Stocks (96.6%) (Cost $12,834,092)		13,290,731

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposits (5.2%)
JPMorgan Chase Nassau
3.68%, 1/3/06 (Amortized Cost $715,275)	$715,275	715,275

Total Investments (101.8%) (Cost/Amortized Cost $13,549,367)		14,006,006
Other Assets Less Liabilities (-1.8%)	.	(247,113)

Net Assets (100%)		$13,758,893

*	Non-income producing.

Glossary:

ADR — American Depositary Receipt

Investment security transactions for the year ended December 31, 2005 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$20,804,249
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$11,911,882

As of December 31, 2005, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$716,953
Aggregate gross unrealized depreciation	(428,757)

Net unrealized appreciation	$288,196

Federal income tax cost of investments	$13,717,810

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value:
Affiliated issuers (Cost $577,142,638)	$565,513,079
Unaffiliated issuers (Amortized Cost $577,370)	577,370
Receivable for securities sold	646,165
Receivable from Separate Accounts for Trust shares sold	54,108
Receivable from investment manager	24,108
Dividends, interest and other receivables	2,232
Other assets	84

Total assets	566,817,146

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	596,637
Distribution fees payable - Class IB	121,329
Administrative fees payable	81,734
Trustees’ fees payable	3,608
Accrued expenses	76,074

Total liabilities	879,382

NET ASSETS	$565,937,764

Net assets were comprised of:
Paid in capital	$621,430,076
Accumulated overdistributed net investment income	(3,120)
Accumulated net realized loss	(43,859,633)
Unrealized depreciation on investments	(11,629,559)

Net assets	$565,937,764

Class IB
Net asset value, offering and redemption price per share, $565,937,764 / 28,715,998 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $10,597 foreign withholding tax; $9,183,495 received from affiliates)	$12,824,203
Interest	5,782,757

Total income	18,606,960

EXPENSES
Investment management fees	3,453,215
Distribution fees - Class IB	1,481,500
Administrative fees	412,710
Printing and mailing expenses	77,697
Custodian fees	56,057
Professional fees	49,551
Trustees’ fees	9,772
Miscellaneous	18,853

Gross expenses	5,559,355
Less: Waiver from investment advisor	(553,946)
Fees paid indirectly	(577,108)

Net expenses	4,428,301

NET INVESTMENT INCOME	14,178,659

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	79,360,957
Futures	4,031,204
Foreign currency transactions	23,264

Net realized gain	83,415,425

Change in unrealized depreciation on:
Securities	(68,702,846)
Futures	(57,339)

Net change in unrealized depreciation	(68,760,185)

NET REALIZED AND UNREALIZED GAIN	14,655,240

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,833,899

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,178,659	$8,560,030
Net realized gain on investments and foreign currency transactions	83,415,425	41,073,039
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(68,760,185)	2,436,390

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	28,833,899	52,069,459

DIVIDENDS:
Class IB
Dividends from net investment income	(15,869,444)	(17,863,456)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [133,827 and 747,266 shares, respectively]	2,604,189	13,780,912
Capital shares issued in reinvestment of dividends [800,684 and 960,257 shares, respectively]	15,869,444	17,863,456
Capital shares repurchased [(5,399,944) and (6,496,168) shares, respectively]	(105,076,499)	(120,118,457)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(86,602,866)	(88,474,089)

TOTAL DECREASE IN NET ASSETS	(73,638,411)	(54,268,086)
NET ASSETS:
Beginning of year	639,576,175	693,844,261

End of year (a)	$565,937,764	$639,576,175

__________

(a) Includes accumulated overdistributed net investment income of	$(3,120)	$(665)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Securities on loan at market value $846,057,202):
Affiliated issuers (Cost $577,028,359)	$602,728,788
Unaffiliated issuers (Cost $8,953,371,086)	9,952,992,707
Receivable for securities sold	32,154,018
Dividends, interest and other receivables	10,303,347
Receivable from Separate Accounts for Trust shares sold	6,643,101

Total assets	10,604,821,961

LIABILITIES
Collateral held for loaned securities	872,094,665
Payable for securities purchased	66,619,279
Payable to Separate Accounts for Trust shares redeemed	11,509,208
Investment management fees payable	3,957,571
Distribution fees payable - Class IB	508,524
Trustees’ fees payable	476,407
Administrative fees payable	355,073
Accrued expenses	345,368

Total liabilities	955,866,095

NET ASSETS	$9,648,955,866

Net assets were comprised of:
Paid in capital	$10,595,361,177
Accumulated overdistributed net investment income	(431,001)
Accumulated net realized loss	(1,971,296,360)
Unrealized appreciation on investments	1,025,322,050

Net assets	$9,648,955,866

Class IA
Net asset value, offering and redemption price per share, $7,297,019,815 / 403,307,303 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.09

Class IB
Net asset value, offering and redemption price per share, $2,351,936,051 / 130,729,332 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$140,476,744
Securities lending (net)	5,910,536
Interest	1,844,037

Total income	148,231,317

EXPENSES
Investment management fees	45,318,728
Distribution fees - Class IB	5,659,730
Administrative fees	2,475,856
Printing and mailing expenses	1,072,010
Professional fees	263,013
Trustees’ fees	180,490
Custodian fees	90,000
Miscellaneous	201,167

Gross expenses	55,260,994
Less: Fees paid indirectly	(1,563,878)

Net expenses	53,697,116

NET INVESTMENT INCOME	94,534,201

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on securities	926,878,986
Net change in unrealized depreciation on securities	(618,993,847)

NET REALIZED AND UNREALIZED GAIN	307,885,139

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$402,419,340

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$94,534,201	$112,310,226
Net realized gain on investments	926,878,986	754,285,794
Net change in unrealized appreciation (depreciation) on investments	(618,993,847)	428,249,672

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	402,419,340	1,294,845,692

DIVIDENDS:
Dividends from net investment income
Class IA	(77,153,787)	(91,213,210)
Class IB	(18,770,768)	(21,062,451)

TOTAL DIVIDENDS	(95,924,555)	(112,275,661)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [6,402,563 and 9,987,175 shares, respectively]	111,188,399	161,782,506
Capital shares issued in reinvestment of dividends [4,225,422 and 5,303,629 shares, respectively]	77,153,787	91,213,210
Capital shares repurchased [(56,104,184) and (49,615,021) shares, respectively]	(967,883,621)	(801,492,016)

Total Class IA transactions	(779,541,435)	(548,496,300)

Class IB
Capital shares sold [16,721,125 and 26,634,303 shares, respectively]	286,051,050	427,512,637
Capital shares issued in reinvestment of dividends [1,033,893 and 1,231,677 shares, respectively]	18,770,768	21,062,451
Capital shares repurchased [(20,499,452) and (16,905,457) shares, respectively]	(351,120,868)	(270,654,160)

Total Class IB transactions	(46,299,050)	177,920,928

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(825,840,485)	(370,575,372)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(519,345,700)	811,994,659
NET ASSETS:
Beginning of year	10,168,301,566	9,356,306,907

End of year (a)	$9,648,955,866	$10,168,301,566

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(431,001)	$171,636

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $2,785,072,147) (Securities on loan at market value $154,922,309)	$3,132,150,736
Cash	9,630
Receivable from Separate Accounts for Trust shares sold	3,996,515
Receivable for securities sold	3,534,808
Dividends, interest and other receivables	2,890,278
Other assets	643

Total assets	3,142,582,610

LIABILITIES
Collateral held for loaned securities	158,617,573
Payable for securities purchased	25,720,078
Payable to Separate Accounts for Trust shares redeemed	7,197,067
Investment management fees payable	1,417,316
Distribution fees payable - Class IB	322,229
Administrative fees payable	114,914
Trustees’ fees payable	78,476
Accrued expenses	121,955

Total liabilities	193,589,608

NET ASSETS	$2,948,993,002

Net assets were comprised of:
Paid in capital	$2,596,494,640
Accumulated overdistributed net investment income	(74,929)
Accumulated undistributed net realized gain	5,494,702
Unrealized appreciation on investments	347,078,589

Net assets	$2,948,993,002

Class IA
Net asset value, offering and redemption price per share, $1,449,066,475 / 77,629,182 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.67

Class IB
Net asset value, offering and redemption price per share, $1,499,926,527 / 80,830,261 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.56

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $1,179 foreign withholding tax)	$52,035,539
Interest	1,309,576
Securities lending (net)	120,556

Total income	53,465,671

EXPENSES
Investment management fees	16,221,180
Distribution fees - Class IB	3,630,349
Administrative fees	774,194
Printing and mailing expenses	327,161
Professional fees	102,640
Trustees’ fees	49,738
Custodian fees	30,493
Miscellaneous	86,927

Gross expenses	21,222,682
Less: Fees paid indirectly	(871,455)

Net expenses	20,351,227

NET INVESTMENT INCOME	33,114,444

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	269,731,461
Options written	228,792

Net realized gain	269,960,253

Net change in unrealized depreciation on securities	(143,727,922)

NET REALIZED AND UNREALIZED GAIN	126,232,331

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$159,346,775

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$33,114,444	$41,330,794
Net realized gain on investments	269,960,253	104,513,528
Net change in unrealized appreciation (depreciation) on investments	(143,727,922)	173,008,307

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	159,346,775	318,852,629

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(18,196,966)	(23,690,527)
Class IB	(14,974,268)	(18,990,305)

	(33,171,234)	(42,680,832)

Distributions from net realized capital gains
Class IA	(43,255,787)	—
Class IB	(45,030,714)	—

	(88,286,501)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(121,457,735)	(42,680,832)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [4,408,502 and 4,697,361 shares, respectively]	82,365,457	80,773,151
Capital shares issued in reinvestment of dividends and distributions [3,266,888 and 1,307,360 shares, respectively]	61,452,753	23,690,527
Capital shares repurchased [(10,050,540) and (9,159,989) shares, respectively]	(187,979,450)	(157,123,509)

Total Class IA transactions	(44,161,240)	(52,659,831)

Class IB
Capital shares sold [11,073,700 and 15,849,287 shares, respectively]	205,315,074	270,357,230
Capital shares issued in reinvestment of dividends and distributions [3,208,574 and 1,054,244 shares, respectively]	60,004,982	18,990,305
Capital shares repurchased [(10,400,077) and (8,026,095) shares, respectively]	(193,297,631)	(136,616,746)

Total Class IB transactions	72,022,425	152,730,789

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,861,185	100,070,958

TOTAL INCREASE IN NET ASSETS	65,750,225	376,242,755
NET ASSETS:
Beginning of year	2,883,242,777	2,507,000,022

End of year (a)	$2,948,993,002	$2,883,242,777

__________

(a) Includes accumulated overdistributed net investment income of	$(74,929)	$(26,177)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $1,071,938,623)
(Securities on loan at market value $339,281,038)	$1,060,967,296
Dividends, interest and other receivables	6,003,688
Receivable from Separate Accounts for Trust shares sold	823,951
Receivable for securities sold	1,464

Total assets	1,067,796,399

LIABILITIES
Overdraft payable	80,808
Collateral held for loaned securities	155,264,117
Payable for forward commitments	119,128,228
Payable to Separate Accounts for Trust shares redeemed	1,669,367
Investment management fees payable	335,886
Distribution fees payable - Class IB	115,430
Administrative fees payable	36,529
Trustees’ fees payable	21,811
Accrued expenses	91,639

Total liabilities	276,743,815

NET ASSETS	$791,052,584

Net assets were comprised of: Paid in capital	$819,949,356
Accumulated overdistributed net investment income	(22,227)
Accumulated net realized loss	(17,903,218)
Unrealized depreciation on investments	(10,971,327)

Net assets	$791,052,584

Class IA
Net asset value, offering and redemption price per share, $248,265,787 / 25,411,417 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.77

Class IB
Net asset value, offering and redemption price per share, $542,786,797 / 55,898,291 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$32,859,135
Securities lending (net)	631,243

Total income	33,490,378

EXPENSES
Investment management fees	4,186,099
Distribution fees - Class IB	1,419,527
Administrative fees	243,923
Printing and mailing expenses	94,825
Custodian fees	75,468
Professional fees	65,630
Trustees’ fees	14,240
Miscellaneous	22,846

Total expenses	6,122,558

NET INVESTMENT INCOME	27,367,820

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(8,325,334)
Net change in unrealized depreciation on securities	(7,787,952)

NET REALIZED AND UNREALIZED LOSS	(16,113,286)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,254,534

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$27,367,820	$25,800,280
Net realized loss on investments	(8,325,334)	(7,123,207)
Net change in unrealized appreciation (depreciation) on investments	(7,787,952)	222,684

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,254,534	18,899,757

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(9,330,773)	(9,421,539)
Class IB	(19,070,118)	(17,489,532)

	(28,400,891)	(26,911,071)

Distributions from net realized capital gains
Class IA	—	(263,992)
Class IB	—	(515,599)

	—	(779,591)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(28,400,891)	(27,690,662)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [4,123,288 and 4,956,628 shares, respectively]	41,364,741	50,674,723
Capital shares issued in reinvestment of dividends and distributions [ 956,841 and 968,697 shares, respectively]	9,330,773	9,685,531
Capital shares repurchased [(9,305,439) and (10,372,837) shares, respectively]	(93,762,145)	(105,812,741)

Total Class IA transactions	(43,066,631)	(45,452,487)

Class IB
Capital shares sold [7,502,043 and 11,891,199 shares, respectively]	74,817,387	120,548,975
Capital shares issued in reinvestment of dividends and distributions [1,967,418 and 1,811,836 shares, respectively]	19,070,118	18,005,131
Capital shares repurchased [(13,483,533) and (16,560,464) shares, respectively]	(134,518,001)	(167,539,663)

Total Class IB transactions	(40,630,496)	(28,985,557)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(83,697,127)	(74,438,044)

TOTAL DECREASE IN NET ASSETS	(100,843,484)	(83,228,949)
NET ASSETS:
Beginning of year	891,896,068	975,125,017

End of year (a)	$791,052,584	$891,896,068

__________

(a) Includes accumulated overdistributed net investment income of	$(22,227)	$(19,619)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $2,072,703,053) (Securities on loan at market value $281,974,728)	$2,542,839,340
Foreign Cash (Cost $15,700,087)	15,565,374
Cash Held as Collateral at Broker	1,448,704
Foreign Cash Held as Collateral at Broker	1,027,636
Receivable for securities sold	10,863,823
Dividends, interest and other receivables	3,188,807
Receivable from Separate Accounts for Trust shares sold	2,616,274

Total assets	2,577,549,958

LIABILITIES
Overdraft payable	793,009
Collateral held for loaned securities	297,834,814
Payable for securities purchased	12,378,843
Payable to Separate Accounts for Trust shares redeemed	3,607,988
Investment management fees payable	1,368,064
Distribution fees payable - Class IB	194,329
Variation margin payable on futures contracts	117,035
Administrative fees payable	76,772
Trustees' fees payable	73,016
Recoupment fees payable	7,789
Accrued expenses	580,940

Total liabilities	317,032,599

NET ASSETS	$2,260,517,359

Net assets were comprised of Paid in capital	$1,953,706,559
Accumulated overdistributed net investment income	(10,519,672)
Accumulated net realized loss	(152,800,856)
Unrealized appreciation on investments	470,131,328

Net assets	$2,260,517,359

Class IA
Net asset value, offering and redemption price per share, $1,330,210,171 / 104,764,153 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.70

Class IB
Net asset value, offering and redemption price per share, $930,307,188 / 74,242,909 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.53

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $4,188,293 foreign withholding tax)	$46,432,795
Interest	523,137
Securities lending (net)	1,347,534

Total income	48,303,466

EXPENSES
Investment management fees	14,313,757
Distribution fees - Class IB	1,891,111
Custodian fees	1,476,555
Administrative fees	530,523
Printing and mailing expenses	219,115
Professional fees	113,030
Recoupment fees	63,474
Trustees’s fees	35,405
Miscellaneous	34,975

Gross expenses	18,677,945
Less: Fees paid indirectly	(143,592)

Net expenses	18,534,353

NET INVESTMENT INCOME	29,769,113

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on: Securities	252,279,828
Futures	1,754,744
Foreign currency transactions	(2,096,565)

Net realized gain	251,938,007

Change in unrealized appreciation (depreciation) on:
Securities	17,489,443
Futures	(109,811)
Foreign currency translations	(403,840)

Net change in unrealized appreciation	16,975,792

NET REALIZED AND UNREALIZED GAIN	268,913,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$298,682,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$29,769,113	$19,997,074
Net realized gain on investments and foreign currency transactions	251,938,007	145,246,916
Net change in unrealized appreciation on investments and foreign currency translations	16,975,792	121,491,738

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	298,682,912	286,735,728

DIVIDENDS:
Dividends from net investment income
Class IA	(21,564,046)	(23,580,463)
Class IB	(12,396,678)	(11,187,709)

TOTAL DIVIDENDS	(33,960,724)	(34,768,172)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [6,267,443 and 5,274,172 shares, respectively]	72,770,721	55,688,371
Capital shares issued in reinvestment of dividends [1,742,815 and 2,207,312 shares, respectively]	21,564,046	23,580,463
Capital shares repurchased [(11,763,200) and (12,361,113) shares, respectively]	(135,514,908)	(122,931,719)

Total Class IA transactions	(41,180,141)	(43,662,885)

Class IB
Capital shares sold [24,779,895 and 18,441,068 shares, respectively]	282,312,536	182,349,395
Capital shares issued in reinvestment of dividends [1,017,667 and 1,061,741 shares, respectively]	12,396,678	11,187,709
Capital shares repurchased [(12,141,271) and (10,357,140) shares, respectively]	(137,870,333)	(101,594,493)

Total Class IB transactions	156,838,881	91,942,611

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	115,658,740	48,279,726

TOTAL INCREASE IN NET ASSETS	380,380,928	300,247,282
NET ASSETS:
Beginning of year	1,880,136,431	1,579,889,149

End of year (a)	$2,260,517,359	$1,880,136,431

__________

(a) Includes accumulated overdistributed net investment income of	$(10,519,672)	$(11,629,085)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $953,649,121) (Securities on loan at market value $78,776,749)	$1,182,215,166
Receivable for securities sold	7,999,558
Receivable from Separate Accounts for Trust shares sold	1,500,882
Dividends, interest and other receivables	607,909

Total assets	1,192,323,515

LIABILITIES
Overdraft payable	5,878,908
Collateral held for loaned securities	82,652,801
Payable for securities purchased	5,181,111
Payable to Separate Accounts for Trust shares redeemed	1,521,284
Investment management fees payable	703,668
Distribution fees payable - Class IB	172,134
Administrative fees payable	50,902
Trustees’ fees payable	23,075
Accrued expenses	80,022

Total liabilities	96,263,905

NET ASSETS	$1,096,059,610

Net assets were comprised of:
Paid in capital	$1,476,012,768
Accumulated net investment loss	(20,226)
Accumulated net realized loss	(608,498,977)
Unrealized appreciation on investments	228,566,045

Net assets	$1,096,059,610

Class IA
Net asset value, offering and redemption price per share, $294,078,393 / 37,480,759 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.85

Class IB
Net asset value, offering and redemption price per share, $801,981,217 / 103,822,411 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$5,518,106
Interest	252,782
Securities lending (net)	75,252

Total income	5,846,140

EXPENSES
Investment management fees	9,567,205
Distribution fees - Class IB	1,757,794
Administrative fees	310,122
Printing and mailing expenses	119,946
Professional fees	60,985
Custodian fees	26,281
Trustees’ fees	17,822
Miscellaneous	30,398

Gross expenses	11,890,553
Less: Waiver from investment advisor	(1,596,129)
Fees paid indirectly	(342,284)

Net expenses	9,952,140

NET INVESTMENT LOSS	(4,106,000)

REALIZED AND UNREALIZED GAIN
Realized gain on securities	107,621,562
Change in unrealized appreciation on securities	44,356,591

NET REALIZED AND UNREALIZED GAIN	151,978,153

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$147,872,153

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(4,106,000)	$(2,794,712)
Net realized gain on investments	107,621,562	39,453,331
Net change in unrealized appreciation on investments	44,356,591	53,378,942

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	147,872,153	90,037,561

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [225,802 and 7,057,353 shares, respectively]	1,588,285	44,520,888
Capital shares repurchased [(22,350,864) and (4,125,789) shares, respectively]	(162,687,015)	(27,629,655)

Total Class IA transactions	(161,098,730)	16,891,233

Class IB
Capital shares sold [15,009,455 and 9,816,390 shares, respectively]	108,549,279	61,483,712
Capital shares repurchased [(19,390,462) and (18,630,295) shares, respectively]	(132,442,240)	(116,087,920)

Total Class IB transactions	(23,892,961)	(54,604,208)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(184,991,691)	(37,712,975)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,119,538)	52,324,586
NET ASSETS:
Beginning of year	1,133,179,148	1,080,854,562

End of year (a)	$1,096,059,610	$1,133,179,148

__________

(a) Includes accumulated net investment loss of	$(20,226)	$(15,844)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $2,622,809,709) (Securities on loan at market value $352,988,229)	$2,616,999,683
Foreign cash (Cost $683,687)	683,668
Receivable for securities sold	21,178,577
Dividends, interest and other receivables	15,315,954
Receivable from Separate Accounts for Trust shares sold	1,115,268
Unrealized appreciation of forward foreign currency contracts	498,415
Other assets	2,552

Total assets	2,655,794,117

LIABILITIES
Overdraft payable	37,485
Payable for forward commitments	432,130,144
Collateral held for loaned securities	211,342,718
Payable to Separate Accounts for Trust shares redeemed	2,057,436
Investment management fees payable	854,001
Unrealized depreciation of forward foreign currency contracts	220,646
Distribution fees payable - Class IB	98,604
Administrative fees payable	63,616
Trustees’ fees payable	35,795
Accrued expenses	138,212

Total liabilities	646,978,657

NET ASSETS	$2,008,815,460

Net assets were comprised of:
Paid in capital	$2,023,439,303
Accumulated overdistributed net investment income	(1,014,415)
Accumulated net realized loss	(8,074,918)
Unrealized depreciation on investments	(5,534,510)

Net assets	$2,008,815,460

Class IA
Net asset value, offering and redemption price per share, $1,543,231,339 / 154,079,090 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.02

Class IB
Net asset value, offering and redemption price per share, $465,584,121 / 46,743,366 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$83,078,224
Securities lending (net)	1,124,542

Total income	84,202,766

EXPENSES
Investment management fees	10,411,224
Distribution fees - Class IB	1,128,536
Administrative fees	564,578
Printing and mailing expenses	234,472
Custodian fees	113,377
Professional fees	88,115
Trustees’ fees	34,518
Miscellaneous	44,534

Total expenses	12,619,354

NET INVESTMENT INCOME	71,583,412

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(5,491,692)
Foreign currency transactions	(582,501)

Net realized loss	(6,074,193)

Change in unrealized appreciation (depreciation) on:
Securities	(21,122,219)
Foreign currency translations	275,485

Net change in unrealized depreciation	(20,846,734)

NET REALIZED AND UNREALIZED LOSS	(26,920,927)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,662,485

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$71,583,412	$48,029,500
Net realized gain (loss) on investments and foreign currency transactions	(6,074,193)	38,112,793
Net change in unrealized depreciation on investments and foreign currency translations	(20,846,734)	(11,386,068)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	44,662,485	74,756,225

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(57,575,825)	(40,491,288)
Class IB	(16,269,057)	(9,472,959)

	(73,844,882)	(49,964,247)

Distributions from net realized capital gains
Class IA	(4,578,098)	(28,350,564)
Class IB	(1,216,710)	(7,447,331)

	(5,794,808)	(35,797,895)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(79,639,690)	(85,762,142)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [29,749,509 and 22,552,076 shares, respectively]	307,029,244	234,561,637
Capital shares issued in reinvestment of dividends and distributions [6,207,198 and 6,760,157 shares, respectively]	62,153,923	68,841,852
Capital shares repurchased [(41,334,776) and (12,247,255) shares, respectively]	(426,718,603)	(127,223,699)

Total Class IA transactions	(57,535,436)	176,179,790

Class IB
Capital shares sold [10,318,539 and 11,629,538 shares, respectively]	105,461,564	120,190,338
Capital shares issued in reinvestment of dividends and distributions [1,756,285 and 1,670,926 shares, respectively]	17,485,767	16,920,290
Capital shares repurchased [(7,132,927) and (7,537,531) shares, respectively]	(72,881,147)	(77,578,116)

Total Class IB transactions	50,066,184	59,532,512

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
	(7,469,252)	235,712,302

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,446,457)	224,706,385
NET ASSETS:
Beginning of year	2,051,261,917	1,826,555,532

End of year (a)	$2,008,815,460	$2,051,261,917

__________

(a) Includes accumulated overdistributed net investment income of	$(1,014,415)	$(29,551)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $955,269,235)	$1,200,816,783
Receivable for securities sold	9,214,598
Receivable from Separate Accounts for Trustshares sold	1,578,817
Dividends, interest and other receivables	86,064
Other assets	285

Total assets	1,211,696,547

LIABILITIES
Payable for securities purchased	7,611,721
Payable to Separate Accounts for Trust shares redeemed Investment management fees payable	2,905,962
Distribution fees payable - Class IB	147,760
Administrative fees payable	50,973
Trustees’ fees payable	30,260
Accrued expenses	62,770

Total liabilities	11,569,462

NET ASSETS	$1,200,127,085

Net assets were comprised of:
Paid in capital	$998,575,280
Accumulated net investment loss	(28,739)
Accumulated net realized loss	(43,967,004)
Unrealized appreciation on investments	245,547,548

Net assets	$1,200,127,085

Class IA
Net asset value, offering and redemption price per share, $507,858,429 / 31,193,027 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.28

Class IB
Net asset value, offering and redemption price per share, $692,268,656 / 43,443,317 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.93

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$3,468,569
Interest	547,191

Total income	4,015,760

EXPENSES
Investment management fees	8,213,584
Distribution fees - Class IB	1,575,811
Administrative fees	315,953
Printing and mailing expenses	123,334
Professional fees	70,300
Custodian fees	27,034
Trustees’ fees	19,083
Miscellaneous	26,022

Gross expenses	10,371,121
Less: Fees paid indirectly	(459,978)

Net expenses	9,911,143

NET INVESTMENT LOSS	(5,895,383)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	132,765,559
Net change in unrealized depreciation on securities	(3,095,157)

NET REALIZED AND UNREALIZED GAIN	129,670,402

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,775,019

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(5,895,383)	$(6,321,657)
Net realized gain on investments	132,765,559	80,172,269
Net change in unrealized appreciation (depreciation) on investments	(3,095,157)	65,524,357

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	123,775,019	139,374,969

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [2,989,657 and 3,946,799 shares, respectively]	44,253,244	52,077,870
Capital shares repurchased [(5,653,362) and (5,505,062) shares, respectively]	(82,616,003)	(72,016,164)

Total Class IA transactions	(38,362,759)	(19,938,294)

Class IB
Capital shares sold [6,123,178 and 8,938,911 shares, respectively]	88,983,332	115,057,259
Capital shares repurchased [(7,440,075) and (8,223,396) shares, respectively]	(107,059,194)	(105,327,081)

Total Class IB transactions	(18,075,862)	9,730,178

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(56,438,621)	(10,208,116)

TOTAL INCREASE IN NET ASSETS	67,336,398	129,166,853
NET ASSETS:
Beginning of year	1,132,790,687	1,003,623,834

End of year (a)	$1,200,127,085	$1,132,790,687

__________

(a) Includes accumulated net investment loss of	$(28,739)	$(26,366)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $10,551,722)	$10,604,224
Receivable for securities sold	84,909
Receivable from Separate Accounts for Trustshares sold	75,321
Dividends, interest and other receivables	13,863

Total assets	10,778,317

LIABILITIES
Payable for securities purchased	1,569,397
Administrative fees payable	3,199
Distribution fees payable - Class IB	1,552
Trustees’ fees payable	2
Accrued expenses	27,761

Total liabilities	1,601,911

NET ASSETS	$9,176,406

Net assets were comprised of:
Paid in capital	$9,124,569
Accumulated undistributed net investment income	1,591
Accumulated net realized loss	(2,256)
Unrealized appreciation on investments	52,502

Net assets	$9,176,406

Class IA
Net asset value, offering and redemption price pershare, $102,058 / 10,048 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.16

Class IB
Net asset value, offering and redemption price pershare, $9,074,348 / 891,737 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.18

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2005*

INVESTMENT INCOME
Dividends	$22,865
Interest	7,658

Total income	30,523

EXPENSES
Professional fees	56,507
Printing and mailing expenses	10,883
Investment management fees	9,287
Administrative fees	8,114
Custodian fees	6,000
Distribution fees - Class IB	3,034
Trustees’ fees	5
Miscellaneous	5,000

Gross expenses	98,830
Less: Waiver from investment advisor	(17,401)
Reimbursement from investment advisor	(67,249)

Net expenses	14,180

NET INVESTMENT INCOME	16,343

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on securities	(2,256)
Change in unrealized appreciation on securities	52,502

NET REALIZED AND UNREALIZED GAIN	50,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,589

STATEMENT OF CHANGES IN NET ASSETS

October 3, 2005* to December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,343
Net realized loss on investments	(2,256)
Net change in unrealized appreciation on investments	52,502

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	66,589

DIVIDENDS:
Dividends from net investment income
Class IA	(491)
Class IB	(17,295)

TOTAL DIVIDENDS	(17,786)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends [48 shares]	491

Class IB
Capital shares sold [603,624 shares]	6,146,595
Capital shares issued in reinvestment of dividends [1,698 shares]	17,295
Capital shares repurchased [(3,585) shares]	(36,778)

Total Class IB transactions	6,127,112

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,127,603

TOTAL INCREASE IN NET ASSETS	6,176,406
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$9,176,406

__________

(a) Includes accumulated undistributed net investment income of	$1,591

* The Portfolio commenced operations on October 3, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BEAR STEARNS SMALL COMPANY GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $170,901,244)	$176,955,753
Receivable from Separate Accounts for Trust shares sold	525,175
Dividends, interest and other receivables	70,928

Total assets	177,551,856

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	690,349
Investment management fees payable	142,683
Professional fees payable	48,854
Distribution fees payable - Class IB	37,299
Administrative fees payable	7,194
Trustees’ fees payable	606
Accrued other expenses	14,495

Total liabilities	941,480

NET ASSETS	$176,610,376

Net assets were comprised of:
Paid in capital	$167,116,988
Accumulated net investment loss	(543)
Accumulated undistributed net realized gain	3,439,422
Unrealized appreciation on investments	6,054,509

Net assets	$176,610,376

Class IB
Net asset value, offering and redemption price per share, $176,610,376 / 20,162,209 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$419,041
Interest	137,772

Total income	556,813

EXPENSES
Investment management fees	1,238,769
Distribution fees - Class IB	309,691
Administrative fees	63,590
Professional fees	42,277
Custodian fees	25,484
Printing and mailing expenses	13,627
Trustees’ fees	1,862
Miscellaneous	4,244

Gross expenses	1,699,544
Less: Waiver from investment advisor	(88,923)
Fees paid indirectly	(3,478)

Net expenses	1,607,143

NET INVESTMENT LOSS	(1,050,330)

REALIZED AND UNREALIZED GAIN
Realized gain on securities	7,712,957
Change in unrealized appreciation on securities	3,062,252

NET REALIZED AND UNREALIZED GAIN	10,775,209

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,724,879

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,050,330)	$(745,226)
Net realized gain on investments	7,712,957	17,647,877
Net change in unrealized appreciation (depreciation) on investments	3,062,252	(6,863,076)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,724,879	10,039,575

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IB	(2,821,717)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [12,748,415 and 1,905,869 shares, respectively]	108,628,893	14,533,411
Capital shares issued in reinvestment of distributions [320,963 and 0 shares, respectively]	2,821,717	—
Capital shares repurchased [(4,249,566) and (1,962,481) shares, respectively]	(35,707,070)	(14,505,904)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	75,743,540	27,507

TOTAL INCREASE IN NET ASSETS	82,646,702	10,067,082
NET ASSETS:
Beginning of year	93,963,674	83,896,592

End of year (a)	$176,610,376	$93,963,674

__________

(a) Includes accumulated net investment loss of	$(543)	$(82)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $3,335,218,036) (Securities on loan at market value $160,802,380)	$3,733,467,119
Dividends, interest and other receivables	4,660,021
Receivable for securities sold	2,977,775
Receivable from Separate Accounts for Trust shares sold	2,653,623
Other assets	1,839

Total assets	3,743,760,377

LIABILITIES
Overdraft payable	5,250
Collateral held for loaned securities	166,765,533
Payable for securities purchased	24,071,122
Investment management fees payable	1,825,548
Payable to Separate Accounts for Trust shares redeemed	1,264,131
Distribution fees payable - Class IB	473,550
Administrative fees payable	93,008
Trustees’ fees payable	41,535
Accrued expenses	69,072

Total liabilities	194,608,749

NET ASSETS	$3,549,151,628

Net assets were comprised of:
Paid in capital	$3,133,954,845
Accumulated undistributed net investment income	39,726
Accumulated undistributed net realized gain	16,907,974
Unrealized appreciation on investments	398,249,083

Net assets	$3,549,151,628

Class IA
Net asset value, offering and redemption price per share, $1,329,983,571 / 91,674,786 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.51

Class IB
Net asset value, offering and redemption price per share, $2,219,168,057 / 153,062,138 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.50

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$58,544,297
Interest	3,481,144
Securities lending (net)	176,646

Total income	62,202,087

EXPENSES
Investment management fees	15,955,052
Distribution fees - Class IB	5,239,009
Administrative fees	684,209
Printing and mailing expenses	284,512
Professional fees	89,433
Trustees’ fees	39,509
Custodian fees	30,194
Miscellaneous	34,705

Gross expenses	22,356,623
Less: Fees paid indirectly	(1,892,016)

Net expenses	20,464,607

NET INVESTMENT INCOME	41,737,480

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	66,425,651
Net change in unrealized appreciation on securities	42,218,013

NET REALIZED AND UNREALIZED GAIN	108,643,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$150,381,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$41,737,480	$26,190,089
Net realized gain on investments	66,425,651	60,593,842
Net change in unrealized appreciation on investments	42,218,013	146,421,344

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	150,381,144	233,205,275

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(17,754,567)	(725,166)
Class IB	(24,718,859)	(24,772,599)

	(42,473,426)	(25,497,765)

Distributions from net realized capital gains
Class IA	(19,605,181)	(310,233)
Class IB	(44,707,855)	(12,748,639)

	(64,313,036)	(13,058,872)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(106,786,462)	(38,556,637)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [87,537,464 and 1,683,840 shares, respectively]	1,271,951,726	22,347,337
Capital shares issued in reinvestment of dividends and distributions [2,563,042 and 74,170 shares, respectively]	37,359,748	1,035,399
Capital shares repurchased [(1,895,646) and (816,015) shares, respectively]	(27,497,284)	(10,785,534)

Total Class IA transactions	1,281,814,190	12,597,202

Class IB
Capital shares sold [22,337,787 and 29,857,469 shares, respectively]	319,342,268	395,261,289
Capital shares issued in reinvestment of dividends and distributions [4,780,972 and 2,689,380 shares, respectively]	69,426,714	37,521,238
Capital shares repurchased [(15,359,723) and (9,461,159) shares, respectively]	(220,318,968)	(125,266,242)

Total Class IB transactions	168,450,014	307,516,285

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,450,264,204	320,113,487

TOTAL INCREASE IN NET ASSETS	1,493,858,886	514,762,125
NET ASSETS:
Beginning of year	2,055,292,742	1,540,530,617

End of year (a)	$3,549,151,628	$2,055,292,742

__________

(a) Includes accumulated undistributed net investment income of	$39,726	$775,317

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $347,121,809)	$369,085,264
Cash	16,637
Dividends, interest and other receivables	670,244
Receivable from Separate Accounts for Trust shares sold	475,719
Other assets	59

Total assets	370,247,923

LIABILITIES
Payable for securities purchased	386,563
Investment management fees payable	220,884
Payable to Separate Accounts for Trust shares redeemed	204,641
Distribution fees payable - Class IB	54,767
Administrative fees payable	11,692
Trustees’ fees payable	1,210
Accrued expenses	93,390

Total liabilities	973,147

NET ASSETS	$369,274,776

Net assets were comprised of:
Paid in capital	$346,771,884
Accumulated undistributed net investment income	52,543
Accumulated undistributed net realized gain	486,894
Unrealized appreciation on investments	21,963,455

Net assets	$369,274,776

Class IA
Net asset value, offering and redemption price per share, $109,195,742 / 17,207,673 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.35

Class IB
Net asset value, offering and redemption price per share, $260,079,034 / 40,885,120 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$7,471,199
Interest	523,641

Total income	7,994,840

EXPENSES
Investment management fees	2,218,759
Distribution fees - Class IB	468,382
Administrative fees	110,463
Professional fees	45,743
Custodian fees	39,054
Printing and mailing expenses	33,651
Trustees’ fees	4,157
Miscellaneous	11,644

Gross expenses	2,931,853
Less: Waiver from investment advisor	(96,394)
Fees paid indirectly	(35,219)

Net expenses	2,800,240

NET INVESTMENT INCOME	5,194,600

REALIZED AND UNREALIZED GAIN
Realized gain on securities	3,893,883
Change in unrealized appreciation on securities	9,607,573

NET REALIZED AND UNREALIZED GAIN	13,501,456

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,696,056

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,194,600	$946,484
Net realized gain on investments	3,893,883	4,937,550
Net change in unrealized appreciation on investments	9,607,573	4,157,728

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,696,056	10,041,762

DIVIDENDS:
Dividends from net investment income
Class IA	(1,725,262)	(1,438)
Class IB	(3,416,733)	(1,631,716)

TOTAL DIVIDENDS	(5,141,995)	(1,633,154)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [606,803 and 19,335,160 shares, respectively]	3,718,572	117,214,151
Capital shares issued in connection with merger (Note 9 ) [1,985,297 and 0 shares, respectively]	12,860,653	—
Capital shares issued in reinvestment of dividends [272,371 and 242 shares, respectively]	1,725,262	1,438
Capital shares repurchased [(4,992,200) and (0) shares, respectively]	(30,743,152)	—

Total Class IA transactions	(12,438,665)	117,215,589

Class IB
Capital shares sold [30,346,223 and 6,845,494 shares, respectively]	187,741,618	40,030,269
Capital shares issued in reinvestment of dividends [538,050 and 280,020 shares, respectively]	3,416,733	1,631,716
Capital shares repurchased [(5,195,677) and (1,056,466) shares, respectively]	(32,443,807)	(5,934,978)

Total Class IB transactions	158,714,544	35,727,007

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	146,275,879	152,942,596

TOTAL INCREASE IN NET ASSETS	159,829,940	161,351,204
NET ASSETS:
Beginning of year	209,444,836	48,093,632

End of year (a)	$369,274,776	$209,444,836

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$52,543	$(62)

* Class IA commenced operations on December 13, 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $65,081,334)	$72,574,230
Foreign Cash (Cost $4,864)	4,844
Receivable from Separate Accounts for Trust shares sold	146,243
Dividends, interest and other receivables	37,024

Total assets	72,762,341

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	129,186
Professional fees payable	40,456
Investment management fees payable	40,064
Custodian fees payable	18,252
Distribution fees payable - Class IB	15,393
Printing and mailing expenses payable	15,379
Administrative fees payable	7,634
Trustees’ fees payable	607
Recoupment fees payable	87
Accrued expenses	10,062

Total liabilities	277,120

NET ASSETS	$72,485,221

Net assets were comprised of:
Paid in capital	$64,760,513
Accumulated net investment loss	(499)
Accumulated undistributed net realized gain	232,363
Unrealized appreciation on investments	7,492,844

Net assets	$72,485,221

Class IA
Net asset value, offering and redemption price per share, $73,821 / 8,934 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.26

Class IB
Net asset value, offering and redemption price per share, $72,411,400 / 8,836,638 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.19

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $304 foreign withholding tax)	$403,762
Interest	37,258

Total income	441,020

EXPENSES
Investment management fees	365,257
Distribution fees - Class IB	140,313
Administrative fees	43,937
Professional fees	42,833
Custodian fees	10,000
Printing and mailing expenses	6,141
Trustees’ fees	857
Miscellaneous	6,630

Gross expenses	615,968
Less: Waiver from investment advisor	(26,001)
Fees paid indirectly	(9,033)

Net expenses	580,934

NET INVESTMENT LOSS	(139,914)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	4,871,034
Foreign currency transactions	804

Net realized gain	4,871,838

Change in unrealized appreciation (depreciation) on:
Securities	768,426
Foreign currency translations	(52)

Net change in unrealized appreciation	768,374

NET REALIZED AND UNREALIZED GAIN	5,640,212

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,500,298

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(139,914)	$(80,536)
Net realized gain on investments and foreign currency transactions	4,871,838	905,858
Net change in unrealized appreciation on investments and foreign currency translations	768,374	837,432

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,500,298	1,662,754

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(2,428)	—
Class IB	(2,381,906)	—

TOTAL DISTRIBUTIONS	(2,384,334)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of distributions [292 and 0 shares, respectively]	2,428	—

Class IB
Capital shares sold [3,151,516 and 2,807,617 shares, respectively]	24,708,100	21,031,378
Capital shares issued in connection with merger (Note 9) [618,305 and 0 shares, respectively]	5,062,169	—
Capital shares issued in reinvestment of distributions [289,179 and 0 shares, respectively]	2,381,906	—
Capital shares repurchased [(1,284,552) and (1,226,324) shares, respectively]	(10,096,781)	(9,158,797)

Total Class IB transactions	22,055,394	11,872,581

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	22,057,822	11,872,581

TOTAL INCREASE IN NET ASSETS	25,173,786	13,535,335
NET ASSETS:
Beginning of year	47,311,435	33,776,100

End of year (a)	$72,485,221	$47,311,435

__________

(a) Includes accumulated net investment loss of	$(499)	$(288)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $316,054,027) (Securities on loan at market value $40,681,906)	$339,283,384
Receivable from Separate Accounts for Trust shares sold	620,530
Dividends, interest and other receivables	281,183
Receivable for securities sold	14,043

Total assets	340,199,140

LIABILITIES
Collateral held for loaned securities	41,796,208
Payable to Separate Accounts for Trust shares redeemed	498,119
Investment management fees payable	164,398
Distribution fees payable - Class IB	63,202
Payable for securities purchased	25,333
Administrative fees payable	16,689
Trustees’ fees payable	12,844
Recoupment fees payable	1,022
Accrued expenses	74,163

Total liabilities	42,651,978

NET ASSETS	$297,547,162

Net assets were comprised of:
Paid in capital	$380,815,737
Accumulated overdistributed net investment income	(11,338)
Accumulated net realized loss	(106,486,594)
Unrealized appreciation on investments	23,229,357

Net assets	$297,547,162

Class IA
Net asset value, offering and redemption price per share, $130,947 / 10,020 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.07

Class IB
Net asset value, offering and redemption price per share, $297,416,215 / 22,765,480 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.06

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$2,019,021
Interest	204,650
Securities lending (net)	42,460

Total income	2,266,131

EXPENSES
Investment management fees	1,693,235
Distribution fees - Class IB	650,938
Administrative fees	97,440
Professional fees	46,512
Custodian fees	21,903
Printing and mailing expenses	29,369
Trustees’ fees	4,376
Miscellaneous	24,480

Gross expenses	2,568,253
Less: Waiver from investment advisor	(93,401)
Fees paid indirectly	(20,471)

Net expenses	2,454,381

NET INVESTMENT LOSS	(188,250)

REALIZED AND UNREALIZED GAIN
Realized gain on securities	4,674,901
Change in unrealized appreciation on securities	10,259,579

NET REALIZED AND UNREALIZED GAIN	14,934,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,746,230

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(188,250)	$1,820,108
Net realized gain on investments and foreign currency transactions	4,674,901	29,817,482
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	10,259,579	(18,705,732)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,746,230	12,931,858

DIVIDENDS:
Dividends from net investment income
Class IA	(262)	(959)
Class IB	(554,029)	(1,300,340)

TOTAL DIVIDENDS	(554,291)	(1,301,299)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [13 and 241 shares, respectively]	157	2,949
Capital shares issued in reinvestment of dividends [22 and 79 shares, respectively]	262	959
Capital shares repurchased [(114) and (108) shares, respectively]	(1,384)	(1,275)

Total Class IA transactions	(965)	2,633

Class IB
Capital shares sold [5,956,683 and 1,775,271 shares, respectively]	72,859,951	21,080,420
Capital shares issued in reinvestment of dividends [46,056 and 106,660 shares, respectively]	554,029	1,300,340
Capital shares repurchased [(3,650,531) and (3,693,041) shares, respectively]	(44,465,416)	(43,438,326)

Total Class IB transactions	28,948,564	(21,057,566)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	28,947,599	(21,054,933)

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,139,538	(9,424,374)
NET ASSETS:
Beginning of year	254,407,624	263,831,998

End of year (a)	$297,547,162	$254,407,624

__________

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(11,338)	$509,588

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $885,972,759) (Securities on loan at market value $122,739,463)	$1,090,487,728
Cash	10,416
Foreign cash (Cost $59,155)	58,941
Receivable from Separate Accounts for Trust shares sold	1,265,429
Receivable for securities sold	1,095,554
Dividends, interest and other receivables	1,136,839
Unrealized appreciation of forward foreign currency contracts	209,972

Total assets	1,094,264,879

LIABILITIES
Collateral held for loaned securities	141,738,360
Payable for securities purchased	2,022,193
Payable to Separate Accounts for Trust shares redeemed	1,333,591
Investment management fees payable	616,032
Unrealized depreciation of forward foreign currency contracts	463,484
Distribution fees payable - Class IB	171,062
Administrative fees payable	24,826
Trustees’ fees payable	7,524
Accrued expenses	260,096

Total liabilities	146,637,168

NET ASSETS	$947,627,711

Net assets were comprised of:
Paid in capital	$743,239,375
Accumulated overdistributed net investment income	(6,781,067)
Accumulated undistributed net realized gain	6,915,861
Unrealized appreciation on investments	204,253,542

Net assets	$947,627,711

Class IA
Net asset value, offering and redemption price per share, $119,304,038 / 9,566,489 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.47

Class IB
Net asset value, offering and redemption price per share, $828,323,673 / 66,380,980 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.48

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $1,572,794 foreign withholding tax)	$16,370,941
Interest	850,418
Securities lending (net)	463,503

Total income	17,684,862

EXPENSES
Investment management fees	6,606,981
Distribution fees - Class IB	1,687,732
Custodian fees	730,144
Administrative fees	227,560
Printing and mailing expenses	86,327
Professional fees	57,201
Trustees’ fees	12,094
Miscellaneous	19,968

Gross expenses	9,428,007
Less: Waiver from investment advisor	(354,344)
Fees paid indirectly	(143,238)

Net expenses	8,930,425

NET INVESTMENT INCOME	8,754,437

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	26,459,576
Foreign currency transactions	2,098,946

Net realized gain	28,558,522

Change in unrealized appreciation on:
Securities	97,805,335
Foreign currency translations	48,215

Net change in unrealized appreciation	97,853,550

NET REALIZED AND UNREALIZED GAIN	126,412,072

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$135,166,509

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,754,437	$3,872,137
Net realized gain on investments and foreign currency transactions	28,558,522	11,087,254
Net change in unrealized appreciation on investments and foreign currency translations	97,853,550	61,343,601

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	135,166,509	76,302,992

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,847,273)	(1,038,838)
Class IB	(10,704,454)	(7,764,503)

	(12,551,727)	(8,803,341)

Distributions from net realized capital gains
Class IA	(133,561)	—
Class IB	(921,790)	—

	(1,055,351)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(13,607,078)	(8,803,341)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [3,075,247 and 6,798,227 shares, respectively]	33,069,352	67,117,064
Capital shares issued in reinvestment of dividends and distributions [160,264 and 100,127 shares, respectively]	1,980,834	1,038,838
Capital shares repurchased [(588,906) and (11,668) shares, respectively]	(6,177,726)	(113,707)

Total Class IA transactions	28,872,460	68,042,195

Class IB
Capital shares sold [19,355,718 and 23,886,396 shares, respectively]	215,719,639	235,371,518
Capital shares issued in reinvestment of dividends and distributions [940,024 and 749,769 shares, respectively]	11,626,244	7,764,503
Capital shares repurchased [(10,344,414) and (5,245,040) shares, respectively]	(114,737,158)	(51,572,614)

Total Class IB transactions	112,608,725	191,563,407

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	141,481,185	259,605,602

TOTAL INCREASE IN NET ASSETS	263,040,616	327,105,253
NET ASSETS:
Beginning of year	684,587,095	357,481,842

End of year (a)	$947,627,711	$684,587,095

__________

(a) Includes accumulated overdistributed net investment income of	$(6,781,067)	$(6,391,938)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $891,651,706) (Securities on loan at market value $64,323,604)	$1,096,503,387
Cash	21,598
Dividends, interest and other receivables	1,200,578
Receivable from Separate Accounts for Trust shares sold	561,120
Receivable for securities sold	375,684
Other assets	1,764

Total assets	1,098,664,131

LIABILITIES
Collateral held for loaned securities	66,038,269
Payable for securities purchased	1,046,569
Payable to Separate Accounts for Trust shares redeemed	966,262
Investment management fees payable	570,138
Distribution fees payable - Class IB	220,162
Administrative fees payable	47,438
Trustees’ fees payable	32,320
Accrued expenses	146,677

Total liabilities	69,067,835

NET ASSETS	$1,029,596,296

Net assets were comprised of:
Paid in capital	$1,079,012,431
Accumulated overdistributed net investment income	(288,310)
Accumulated net realized loss	(253,979,506)
Unrealized appreciation on investments	204,851,681

Net assets	$1,029,596,296

Class IA
Net asset value, offering and redemption price per share, $3,980,836 / 318,342 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.50

Class IB
Net asset value, offering and redemption price per share, $1,025,615,460 / 81,956,043 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.51

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $1,484 foreign withholding tax)	$13,611,339
Interest	410,768
Securities lending (net)	205,925

Total income	14,228,032

EXPENSES
Investment management fees	6,522,986
Distribution fees - Class IB	2,505,459
Administrative fees	288,815
Printing and mailing expenses	113,060
Professional fees	59,879
Custodian fees	21,533
Trustees’ fees	16,832
Miscellaneous	34,183

Gross expenses	9,562,747
Less: Waiver from investment advisor	(28,834)
Fees paid indirectly	(78,801)

Net expenses	9,455,112

NET INVESTMENT INCOME	4,772,920

REALIZED AND UNREALIZED GAIN
Net realized gain	50,594,727
Net change in unrealized appreciation	3,616,457

NET REALIZED AND UNREALIZED GAIN	54,211,184

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,984,104

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,772,920	$5,907,066
Net realized gain on investments and foreign currency transactions	50,594,727	36,283,435
Net change in unrealized appreciation on investments and foreign currency translations	3,616,457	57,609,957

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	58,984,104	99,800,458

DIVIDENDS:
Dividends from net investment income
Class IA	(28,145)	(4,335)
Class IB	(5,569,467)	(6,130,982)

TOTAL DIVIDENDS	(5,597,612)	(6,135,317)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [53,168 and 26,428 shares, respectively]	639,809	294,335
Capital shares issued in connection with merger (Note 9) [255,426 and 0 shares, respectively]	3,154,291	—
Capital shares issued in reinvestment of dividends [2,240 and 369 shares, respectively]	28,145	4,335
Capital shares repurchased [(36,614) and (2,158) shares, respectively]	(445,893)	(23,898)

Total Class IA transactions	3,376,352	274,772

Class IB
Capital shares sold [8,114,571 and 14,302,939 shares, respectively]	95,937,911	158,664,220
Capital shares issued in reinvestment of dividends [446,000 and 522,119 shares, respectively]	5,569,467	6,130,982
Capital shares repurchased [(13,272,239) and (9,683,493) shares, respectively]	(157,418,273)	(107,603,919)

Total Class IB transactions	(55,910,895)	57,191,283

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(52,534,543)	57,466,055

TOTAL INCREASE IN NET ASSETS	851,949	151,131,196
NET ASSETS:
Beginning of year	1,028,744,347	877,613,151

End of year (a)	$1,029,596,296	$1,028,744,347

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(288,310)	$142,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $1,073,882,145) (Securities on loan at market value $89,251,378)	$1,236,842,292
Cash	9,902
Dividends, interest and other receivables	1,305,733
Receivable from Separate Accounts for Trust shares sold	1,170,280

Total assets	1,239,328,207

LIABILITIES
Collateral held for loaned securities	91,587,210
Payable for securities purchased	1,270,214
Payable to Separate Accounts for Trust shares redeemed	1,255,335
Investment management fees payable	628,688
Distribution fees payable - Class IB	242,730
Administrative fees payable	38,026
Trustees’ fees payable	13,022
Recoupment fees payable	10,564
Accrued expenses	57,408

Total liabilities	95,103,197

NET ASSETS	$1,144,225,010

Net assets were comprised of:
Paid in capital	$972,063,167
Accumulated overdistributed net investment income	(817,411)
Accumulated undistributed net realized gain	10,019,107
Unrealized appreciation on investments	162,960,147

Net assets	$1,144,225,010

Class IA
Net asset value, offering and redemption price per share, $7,222,113 / 626,222 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.53

Class IB
Net asset value, offering and redemption price per share, $1,137,002,897 / 98,580,570 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.53

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $65,473 foreign withholding tax)	$14,296,358
Interest	548,298
Securities lending (net)	146,848

Total income	14,991,504

EXPENSES
Investment management fees	6,911,563
Distribution fees - Class IB	2,657,373
Administrative fees	306,863
Printing and mailing expenses	120,650
Professional fees	61,086
Recoupment fees	22,758
Custodian fees	17,883
Trustees’ fees	17,273
Miscellaneous	22,323

Gross expenses	10,137,772
Less: Fees paid indirectly	(105,513)

Net expenses	10,032,259

NET INVESTMENT INCOME	4,959,245

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on securities	62,354,206
Change in unrealized depreciation on securities	(2,813,823)

NET REALIZED AND UNREALIZED GAIN	59,540,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,499,628

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,959,245	$4,630,498
Net realized gain on investments	62,354,206	30,436,876
Net change in unrealized appreciation (depreciation) on investments	(2,813,823)	49,496,129

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	64,499,628	84,563,503

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(53,972)	(28,260)
Class IB	(5,797,820)	(4,706,229)

	(5,851,792)	(4,734,489)

Distributions from net realized capital gains
Class IA	(342,354)	—
Class IB	(55,466,959)	—

	(55,809,313)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(61,661,105)	(4,734,489)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [272,700 and 246,196 shares, respectively]	3,119,956	2,661,858
Capital shares issued in reinvestment of dividends and distributions [34,237 and 2,486 shares, respectively]	396,326	28,260
Capital shares repurchased [(41,640) and (16,281) shares, respectively]	(478,228)	(173,971)

Total Class IA transactions	3,038,054	2,516,147

Class IB
Capital shares sold [14,763,119 and 26,014,541 shares, respectively]	168,630,922	281,020,114
Capital shares issued in reinvestment of dividends and distributions [5,295,243 and 413,879 shares, respectively]	61,264,779	4,706,229
Capital shares repurchased [(11,962,124) and (7,170,168) shares, respectively]	(136,678,815)	(77,281,329)

Total Class IB transactions	93,216,886	208,445,014

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	96,254,940	210,961,161

TOTAL INCREASE IN NET ASSETS	99,093,463	290,790,175
NET ASSETS:
Beginning of year	1,045,131,547	754,341,372

End of year (a)	$1,144,225,010	$1,045,131,547

__________

(a) Includes accumulated overdistributed net investment income of	$(817,411)	$(107,299)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH-YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $112,816,082)	$112,771,543
Cash	486,052
Dividends, interest and other receivables	2,013,177
Receivable from Separate Accounts for Trust shares sold	157,223

Total assets	115,427,995

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	120,919
Investment management fees payable	49,725
Accrued professional fees	46,034
Distribution fees payable - Class IB	23,755
Administrative fees payable	5,845
Trustees’ fees payable	527
Accrued other expenses	27,159

Total liabilities	273,964

NET ASSETS	$115,154,031

Net assets were comprised of:
Paid in capital	$140,524,272
Accumulated overdistributed net investment income	(74,164)
Accumulated net realized loss	(25,251,538)
Unrealized depreciation on investments	(44,539)

Net assets	$115,154,031

Class IB
Net asset value, offering and redemption price per share, $115,154,031 / 25,276,192 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.56

STATEMENT OF OPERATIONS

For the Year End December 31, 2005

INVESTMENT INCOME
Interest	$6,954,421
Dividends	2,675

Total income	6,957,096

EXPENSES
Investment management fees	549,784
Distribution fees - Class IB	229,076
Administrative fees	54,961
Professional fees	40,518
Custodian fees	35,831
Printing and mailing expenses	10,058
Trustees’ fees	1,444
Miscellaneous	3,864

Gross expenses	925,536
Less: Waiver from investment advisor	(146,764)
Fees paid indirectly	(1,553)

Net expenses	777,219

NET INVESTMENT INCOME	6,179,877

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain securities	336,920
Change in unrealized depreciation on securities	(4,009,312)

NET REALIZED AND UNREALIZED LOSS	(3,672,392)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,507,485

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,179,877	$5,772,941
Net realized gain on investments	336,920	1,418,953
Net change in unrealized appreciation (depreciation) on investments	(4,009,312)	821,730

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,507,485	8,013,624

DIVIDENDS:
Class IB
Dividends from net investment income	(6,226,536)	(9,913,773)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [10,000,807 and 1,634,154 shares, respectively]	47,425,599	7,996,868
Capital shares issued in reinvestment of dividends [1,370,759 and 2,095,998 shares, respectively]	6,226,536	9,913,773
Capital shares repurchased [(4,551,262) and (3,958,881) shares, respectively]	(21,455,113)	(19,348,446)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	32,197,022	(1,437,805)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,477,971	(3,337,954)
NET ASSETS:
Beginning of year	86,676,060	90,014,014

End of year (a)	$115,154,031	$86,676,060

__________

(a) Includes accumulated overdistributed net investment income of	$(74,164)	$(27,542)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $3,298,620,146) (Securities on loan at market value $147,398,350)	$3,734,791,482
Cash	1,872
Dividends, interest and other receivables	4,737,337
Receivable from Separate Accounts for Trust shares sold	4,115,394
Receivable for securities sold	485,035
Other assets	2,126

Total assets	3,744,133,246

LIABILITIES
Collateral held for loaned securities	151,787,836
Payable to Separate Accounts for Trust shares redeemed	7,040,547
Payable for securities purchased	4,645,755
Investment management fees payable	770,958
Distribution fees payable - Class IB	434,322
Administrative fees payable	142,797
Trustees’ fees payable	110,097
Variation margin payable on futures contracts	5,300
Accrued expenses	119,234

Total liabilities	165,056,846

NET ASSETS	$3,579,076,400

Net assets were comprised of:
Paid in capital	$3,154,505,640
Accumulated overdistributed net investment income	(75,744)
Accumulated net realized loss	(11,502,857)
Unrealized appreciation on investments	436,149,361

Net assets	$3,579,076,400

Class IA
Net asset value, offering and redemption price per share, $1,560,845,300 / 66,370,081 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.52

Class IB
Net asset value, offering and redemption price per share, $2,018,231,100 / 86,227,028 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.41

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $186 foreign withholding tax)	$65,243,598
Interest	405,303
Securities lending (net)	321,016

Total income	65,969,917

EXPENSES
Investment management fees	8,821,515
Distribution fees - Class IB	4,895,262
Administrative fees	921,072
Printing and mailing expenses	396,839
Professional fees	109,913
Trustees’ fees	61,386
Custodian fees	55,058
Miscellaneous	71,447

Total expenses	15,332,492

NET INVESTMENT INCOME	50,637,425

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	93,075,719
Futures	610,176

Net realized gain	93,685,895

Change in unrealized appreciation (depreciation) on:
Securities	12,440,893
Futures	(245,200)

Net change in unrealized appreciation	12,195,693

NET REALIZED AND UNREALIZED GAIN	105,881,588

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,519,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$50,637,425	$53,049,144
Net realized gain on investments	93,685,895	9,694,900
Net change in unrealized appreciation on investments	12,195,693	271,031,429

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	156,519,013	333,775,473

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(24,459,320)	(26,269,443)
Class IB	(26,393,633)	(26,409,615)

	(50,852,953)	(52,679,058)

Distributions from net realized capital gains
Class IA	(27,979,555)	—
Class IB	(36,347,572)	—

	(64,327,127)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(115,180,080)	(52,679,058)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [3,750,377 and 5,483,699 shares, respectively]	87,651,982	119,942,414
Capital shares issued in reinvestment of dividends and distributions [2,210,635 and 1,147,763 shares, respectively]	52,438,875	26,269,443
Capital shares repurchased [(9,872,012) and (9,343,997) shares, respectively]	(230,557,030)	(204,462,464)

Total Class IA transactions	(90,466,173)	(58,250,607)

Class IB
Capital shares sold [13,059,809 and 19,104,038 shares, respectively]	302,255,541	415,600,315
Capital shares issued in reinvestment of dividends and distributions [2,657,300 and 1,159,253 shares, respectively]	62,741,205	26,409,615
Capital shares repurchased [(13,849,651) and (10,585,982) shares, respectively]	(321,519,627)	(229,747,105)

Total Class IB transactions	43,477,119	212,262,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(46,989,054)	154,012,218

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,650,121)	435,108,633
NET ASSETS:
Beginning of year	3,584,726,521	3,149,617,888

End of year (a)	$3,579,076,400	$3,584,726,521

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(75,744)	$155,962

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $8,199,158)	$8,152,304
Cash	3,241,123
Foreign cash (Cost $86,357)	86,297
Receivable for Fund shares sold	421,434
Dividends, interest and other receivables	144,596
Receivable from investment manager	37,538
Unrealized appreciation of forward foreign currency contracts	34,744

Total assets	12,118,036

LIABILITIES
Professional fees payable	52,341
Unrealized depreciation of forward foreign currency contracts	8,760
Administrative fees payable	3,243
Distribution fees payable	2,012
Trustees’ fees payable	3
Accrued other expenses	12,311

Total liabilities	78,670

NET ASSETS.	$12,039,366

Net assets were comprised of:
Paid in capital	$12,124,422
Accumulated net investment loss	(58,037)
Accumulated net realized loss	(5,766)
Unrealized depreciation on investments	(21,253)

Net assets	$12,039,366

Class IA
Net asset value, offering and redemption price per share, $97,743 / 10,000 shares outstanding	$9.77

Class IB
Net asset value, offering and redemption price per share, $11,941,623 / 1,222,589 shares outstanding	$9.77

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2005*

INVESTMENT INCOME
Interest	$51,410

EXPENSES
Professional fees	67,945
Printing and mailing expenses	18,137
Investment management fees	11,999
Administrative fees	8,229
Custodian fees	8,000
Distribution fees - Class IB	4,226
Trustees’ fees	6
Miscellaneous	5,000

Gross expenses	123,542
Less: Waiver from investment advisor	(20,228)
Reimbursement from investment advisor	(83,664)

Net expenses	19,650

NET INVESTMENT INCOME	31,760

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(5,766)
Foreign currency transactions	(111,845)

Net realized loss	(117,611)

Change in unrealized appreciation (depreciation) on:
Securities	(46,854)
Foreign currency translations	25,601

Net change in unrealized depreciation	(21,253)

NET REALIZED AND UNREALIZED LOSS	(138,864)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(107,104)

STATEMENT OF CHANGES IN NET ASSETS

October 3, 2005* to December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$31,760
Net realized loss on investments and foreign currency transactions	(117,611)
Net change in unrealized depreciation on investments and foreign currency translations	(21,253)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(107,104)

Class IB
Capital shares sold [845,784 shares]	8,245,597
Capital shares repurchased [(113,195) shares]	(1,099,127)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,146,470

TOTAL INCREASE IN NET ASSETS	7,039,366
NET ASSETS:
Beginning of period	5,000,000

End of period (a)	$12,039,366

__________

(a) Includes net investment loss of	$(58,037)

* The Portfolio commenced operations on October 3, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $194,606,134) (Securities on loan at market value $22,369,051)	$217,451,098
Receivable from Separate Accounts for Trust shares sold	234,156
Dividends, interest and other receivables	186,413
Other assets	53

Total assets	217,871,720

LIABILITIES
Collateral held for loaned securities	23,045,367
Investment management fees payable	101,127
Payable to Separate Accounts for Trust shares redeemed	92,681
Distribution fees payable - Class IB	41,982
Administrative fees payable	7,458
Trustees’ fees payable	1,923
Accrued expenses	54,297

Total liabilities	23,344,835

NET ASSETS	$194,526,885

Net assets were comprised of:
Paid in capital	$170,336,483
Accumulated overdistributed net investment income	(1,666)
Accumulated undistributed net realized gain	1,347,104
Unrealized appreciation on investments	22,844,964

Net assets	$194,526,885

Class IA
Net asset value, offering and redemption price per share, $185,747 / 20,463 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.08

Class IB
Net asset value, offering and redemption price per share, $194,341,138 / 21,525,074 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.03

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$1,021,695
Interest	187,083
Securities lending (net)	43,670

Total income	1,252,448

EXPENSES
Investment management fees	1,218,849
Distribution fees - Class IB	468,263
Administrative fees	76,310
Professional fees	45,194
Printing and mailing expenses	21,046
Custodian fees	20,969
Trustees’ fees	3,059
Miscellaneous	12,144

Gross expenses	1,865,834
Less: Waiver from investment advisor	(84,888)
Fees paid indirectly	(347,457)

Net expenses	1,433,489

NET INVESTMENT LOSS	(181,041)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	6,546,810
Net change in unrealized appreciation on securities	997,390

NET REALIZED AND UNREALIZED GAIN	7,544,200

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,363,159

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(181,041)	$592,708
Net realized gain on investments	6,546,810	2,302,093
Net change in unrealized appreciation on investments	997,390	9,370,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,363,159	12,265,371

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(110)	(468)
Class IB	(68,202)	(524,868)

	(68,312)	(525,336)

Distributions from net realized capital gains
Class IA	(6,415)	—
Class IB	(5,727,014)	—

	(5,733,429)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,801,741)	(525,336)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [25,895 and 1,111 shares, respectively]	224,960	9,359
Capital shares issued in reinvestment of dividends and distributions [732 and 53 shares, respectively]	6,525	468
Capital shares repurchased [(16,125) and (66) shares, respectively]	(143,555)	(556)

Total Class IA transactions	87,930	9,271

Class IB
Capital shares sold [4,114,357 and 11,751,557 shares, respectively]	35,899,847	99,136,367
Capital shares issued in reinvestment of dividends and distributions [649,244 and 59,541 shares, respectively]	5,795,216	524,868
Capital shares repurchased [(4,812,582) and (3,310,709) shares, respectively]	(42,067,115)	(27,895,039)

Total Class IB transactions	(372,052)	71,766,196

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(284,122)	71,775,467

TOTAL INCREASE IN NET ASSETS	1,277,296	83,515,502
NET ASSETS:
Beginning of year	193,249,589	109,734,087

End of year (a)	$194,526,885	$193,249,589

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(1,666)	$67,070

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $1,534,503,456) (Securities on loan at market value $271,531,343)	$1,641,519,949
Cash	33,290
Foreign cash ( Cost $1,078,163)	1,050,108
Receivable for securities sold	12,908,104
Receivable from Separate Accounts for Trust shares sold	1,789,646
Dividends, interest and other receivables	1,107,983
Other assets	394

Total assets	1,658,409,474

LIABILITIES
Collateral held for loaned securities	277,300,152
Payable for securities purchased	24,802,635
Payable to Separate Accounts for Trust shares redeemed	1,007,553
Investment management fees payable	787,717
Distribution fees payable - Class IB	283,808
Administrative fees payable	41,434
Recoupment fees payable	35,016
Trustees’ fees payable	13,406
Accrued expenses	71,875

Total liabilities	304,343,596

NET ASSETS	$1,354,065,878

Net assets were comprised of:
Paid in capital	$1,218,749,068
Accumulated overdistributed net investment income	(18,958)
Accumulated undistributed net realized gain	28,348,977
Unrealized appreciation on investments	106,986,791

Net assets	$1,354,065,878

Class IA
Net asset value, offering and redemption price per share, $13,550,693 / 1,309,819 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.35

Class IB
Net asset value, offering and redemption price per share, $1,340,515,185 / 130,689,255 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.26

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $138,857 foreign withholding tax)	$9,101,932
Interest	1,114,258
Securities lending (net)	691,965

Total income	10,908,155

EXPENSES
Investment management fees	8,428,561
Distribution fees - Class IB	3,023,615
Administrative fees	344,342
Printing and mailing expenses	138,226
Recoupment fees	64,735
Professional fees	63,806
Custodian fees	59,999
Trustees’ fees	19,606
Miscellaneous	26,440

Gross expenses	12,169,330
Less: Fees paid indirectly	(621,056)

Net expenses	11,548,274

NET INVESTMENT LOSS	(640,119)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	171,461,871
Foreign currency transactions	10,991

Net realized gain	171,472,862

Change in unrealized depreciation on:
Securities	(88,236,434)
Foreign currency translations	(38,899)

Net change in unrealized depreciation	(88,275,333)

NET REALIZED AND UNREALIZED GAIN	83,197,529

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,557,410

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(640,119)	$3,854,809
Net realized gain on investments and foreign currency transactions	171,472,862	94,090,197
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(88,275,333)	57,565,995

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	82,557,410	155,511,001

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(44,552)
Class IB	—	(3,799,468)

	—	(3,844,020)

Distributions from net realized capital gains
Class IA	(1,659,135)	(410,578)
Class IB	(172,039,762)	(62,207,307)

	(173,698,897)	(62,617,885)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(173,698,897)	(66,461,905)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [468,953 and 402,209 shares, respectively]	5,091,231	4,170,965
Capital shares issued in reinvestment of dividends and distributions [160,648 and 41,899 shares, respectively]	1,659,135	455,130
Capital shares repurchased [(32,035) and (9,959) shares, respectively]	(352,851)	(102,306)

Total Class IA transactions	6,397,515	4,523,789

Class IB
Capital shares sold [23,212,808 and 28,908,310 shares, respectively]	249,559,192	299,211,645
Capital shares issued in reinvestment of dividends and distributions [16,781,110 and 6,111,158 shares, respectively]	172,039,762	66,006,775
Capital shares repurchased [(14,155,422) and (8,224,945) shares, respectively]	(152,405,375)	(84,106,964)

Total Class IB transactions	269,193,579	281,111,456

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	275,591,094	285,635,245

TOTAL INCREASE IN NET ASSETS	184,449,607	374,684,341
NET ASSETS:
Beginning of year	1,169,616,271	794,931,930

End of year (a)	$1,354,065,878	$1,169,616,271

__________

(a) Includes accumulated overdistributed net investment income of	$(18,958)	$(35,077)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $1,913,079,247) (Securities on loan at market value $367,628,433)	$2,124,409,601
Cash	83,282
Foreign cash (Cost $75)	75
Receivable for securities sold	6,827,547
Receivable from Separate Accounts for Trust shares sold	3,335,923
Dividends, interest and other receivables	1,895,389

Total assets	2,136,551,817

LIABILITIES
Collateral held for loaned securities	377,338,447
Payable for securities purchased	8,282,028
Payable to Separate Accounts for Trust shares redeemed	2,683,848
Investment management fees payable	1,083,328
Distribution fees payable - Class IB	368,281
Administrative fees payable	59,142
Trustees’ fees payable	29,597
Accrued expenses	131,514

Total liabilities	389,976,185

NET ASSETS	$1,746,575,632

Net assets were comprised of:
Paid in capital	$1,511,864,281
Accumulated overdistributed net investment income	(1,011,721)
Accumulated undistributed net realized gain	24,392,040
Unrealized appreciation on investments	211,331,032

Net assets	$1,746,575,632

Class IA
Net asset value, offering and redemption price per share, $16,534,528 / 1,180,419 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.01

Class IB
Net asset value, offering and redemption price per share, $1,730,041,104 / 124,034,312 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $43,113 foreign withholding tax)	$19,275,461
Interest	1,931,596
Securities lending (net)	469,575

Total income	21,676,632

EXPENSES
Investment management fees	11,456,156
Distribution fees - Class IB	3,882,548
Administrative fees	432,416
Printing and mailing expenses	178,517
Custodian fees	142,097
Professional fees	70,101
Trustees’ fees	25,392
Miscellaneous	29,765

Gross expenses	16,216,992
Less: Fees paid indirectly	(313,544)

Net expenses	15,903,448

NET INVESTMENT INCOME	5,773,184

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	171,009,946
Foreign currency transactions	5,317

Net realized gain	171,015,263

Change in unrealized appreciation (depreciation) on:
Securities	(3,800,306)
Foreign currency translations	678

Net change in unrealized depreciation	(3,799,628)

NET REALIZED AND UNREALIZED GAIN	167,215,635

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$172,988,819

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,773,184	$(165,203)
Net realized gain on investments and foreign currency transactions	171,015,263	59,351,824
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,799,628)	157,756,352

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	172,988,819	216,942,973

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(107,216)	—
Class IB	(7,135,731)	—

	(7,242,947)	—

Distributions from net realized capital gains
Class IA	(1,547,000)	(2,896,511)
Class IB	(172,139,008)	(115,655,204)

	(173,686,008)	(118,551,715)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(180,928,955)	(118,551,715)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [518,190 and 1,124,309 shares, respectively]	7,495,890	14,857,737
Capital shares issued in reinvestment of dividends and distributions [118,360 and 224,570 shares, respectively]	1,654,216	2,896,511
Capital shares repurchased [(38,106) and (2,792,962) shares, respectively]	(559,938)	(38,753,899)

Total Class IA transactions	8,590,168	(20,999,651)

Class IB
Capital shares sold [21,143,934 and 19,963,600 shares, respectively]	302,410,382	262,741,578
Capital shares issued in reinvestment of dividends and distributions [12,874,203 and 9,003,841 shares, respectively]	179,274,739	115,655,204
Capital shares repurchased [(12,764,910) and (10,146,371) shares, respectively]	(182,609,714)	(133,352,916)

Total Class IB transactions	299,075,407	245,043,866

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	307,665,575	224,044,215

TOTAL INCREASE IN NET ASSETS	299,725,439	322,435,473
NET ASSETS:
Beginning of year	1,446,850,193	1,124,414,720

End of year (a)	$1,746,575,632	$1,446,850,193

__________

(a) Includes accumulated overdistributed net investment income of	$(1,011,721)	$(203,827)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $40,214,359)	$40,540,481
Cash	247,293
Foreign cash (Cost $1,018,277)	1,013,955
Receivable for securities sold	317,766
Receivable from Separate Accounts for Trust shares sold	87,269
Dividends, interest and other receivables	39,174

Total assets	42,245,938

LIABILITIES
Payable for securities purchased	47,548
Payable to Separate Accounts for Trust shares redeemed	61,387
Investment management fees payable	28,131
Distribution fees payable - Class IB	8,390
Administrative fees payable	3,474
Trustees’ fees payable	71
Accrued expenses	56,925

Total liabilities	205,926

NET ASSETS	$42,040,012

Net assets were comprised of:
Paid in capital	$41,717,958
Accumulated undistributed net investment income	12,556
Accumulated overdistributed net realized gain	(12,302)
Unrealized appreciation on investments	321,800

Net assets	$42,040,012

Class IB
Net asset value, offering and redemption price per share, $42,040,012 / 3,621,928 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.61

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $972 foreign withholding tax)	$246,679
Interest	194,680

Total income	441,359

EXPENSES
Investment management fees	166,839
Distribution fees - Class IB	46,344
Professional fees	39,603
Administrative fees	34,839
Custodian fees	27,571
Printing and mailing expenses	1,867
Trustees’ fees	237
Miscellaneous	3,175

Gross expenses	320,475
Less: Waiver from investment advisor	(51,833)
Fees paid indirectly	(13,035)

Net expenses	255,607

NET INVESTMENT INCOME	185,752

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	656,700
Foreign currency transactions	(765)

Net realized gain	655,935

Change in unrealized depreciation on:
Securities	(16,327)
Foreign currency translations	(4,201)

Net change in unrealized depreciation	(20,528)

NET REALIZED AND UNREALIZED GAIN	635,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$821,159

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$185,752	$6,034
Net realized gain on investments and foreign currency transactions	655,935	151,492
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(20,528)	243,374

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	821,159	400,900

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(242,845)	(5,265)
Distributions from net realized capital gains	(624,347)	(164,857)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(867,192)	(170,122)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [3,051,579 and 557,765 shares, respectively]	35,648,591	6,165,425
Capital shares issued in reinvestment of dividends and distributions [74,609 and 15,215 shares, respectively]	867,192	170,122
Capital shares repurchased [(214,786) and (163,958) shares, respectively]	(2,509,734)	(1,811,100)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	34,006,049	4,524,447

TOTAL INCREASE IN NET ASSETS	33,960,016	4,755,225
NET ASSETS:
Beginning of year	8,079,996	3,324,771

End of year (a)	$42,040,012	$8,079,996

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$12,556	$(264)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $453,521,995)	$591,402,981
Cash	59,940
Receivable from Separate Accounts for Trust shares sold	588,657
Dividends, interest and other receivables	490,554
Receivable for securities sold	1,969
Other assets	190

Total assets	592,544,291

LIABILITIES
Payable for securities purchased	4,159,971
Payable to Separate Accounts for Trust shares redeemed	806,162
Investment management fees payable	393,000
Distribution fees payable - Class IB	125,338
Administrative fees payable	18,239
Trustees’ fees payable	2,822
Accrued expenses	84,333

Total liabilities	5,589,865

NET ASSETS	$586,954,426

Net assets were comprised of:
Paid in capital	$449,286,608
Accumulated overdistributed net investment income	(1,792)
Accumulated net realized loss	(211,376)
Unrealized appreciation on investments	137,880,986

Net assets	$586,954,426

Class IB
Net asset value, offering and redemption price per share, $586,954,426 / 21,812,988 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $3,901 foreign withholding tax)	$6,171,898
Interest	2,204,189

Total income	8,376,087

EXPENSES
Investment management fees	4,249,333
Distribution fees - Class IB	1,349,776
Administrative fees	176,416
Printing and mailing expenses	62,426
Professional fees	50,482
Custodian fees	29,436
Trustees’ fees	8,512
Miscellaneous	13,917

Gross expenses	5,940,298
Less: Fees paid indirectly	(63,164)

Net expenses	5,877,134

NET INVESTMENT INCOME	2,498,953

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	39,115,164
Net change in unrealized depreciation	(17,625,412)

NET REALIZED AND UNREALIZED GAIN	21,489,752

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,988,705

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,498,953	$227,015
Net realized gain on investments and foreign currency transactions	39,115,164	14,911,217
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(17,625,412)	64,280,988

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,988,705	79,419,220

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(2,485,974)	(71,646)
Distributions from net realized capital gains	(38,732,832)	(11,723,937)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(41,218,806)	(11,795,583)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [6,796,204 and 1,966,349 shares, respectively]	189,504,442	50,832,251
Capital shares issued in reinvestment of dividends and distributions [1,532,732 and 434,621 shares, respectively]	41,218,806	11,795,583
Capital shares repurchased [(3,482,096) and (2,278,509) shares, respectively]	(97,407,865)	(56,296,472)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	133,315,383	6,331,362

TOTAL INCREASE IN NET ASSETS	116,085,282	73,954,999
NET ASSETS:
Beginning of year	470,869,144	396,914,145

End of year (a)	$586,954,426	$470,869,144

__________

(a) Includes accumulated overdistributed net investment income of	$(1,792)	$(420)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $107,723,741)	$106,415,405
Cash	26,995
Dividends, interest and other receivables	1,074,507
Receivable for securities sold	41,836
Other assets	2,099

Total assets	107,560,842

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	98,232
Accrued professional fees	52,835
Investment management fees payable	51,911
Administrative fees payable	5,921
Trustees’ fees payable	1,372
Accrued other expenses	37,495

Total liabilities	247,766

NET ASSETS	$107,313,076

Net assets were comprised of:
Paid in capital	$108,881,543
Accumulated undistributed net investment income	138,523
Accumulated net realized loss	(398,654)
Unrealized depreciation on investments	(1,308,336)

Net assets	$107,313,076

Class IA
Net asset value, offering and redemption price per share, $107,313,076 / 9,864,683 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.88

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$4,661,710

EXPENSES
Investment management fees	576,153
Printing and mailing expenses	74,016
Administrative fees	61,552
Professional fees	42,650
Custodian fees	12,888
Trustees’ fees	1,904
Miscellaneous	20,068

Total expenses	789,231

NET INVESTMENT INCOME	3,872,479

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(330,320)
Net change in unrealized depreciation on securities	(2,166,557)

NET REALIZED AND UNREALIZED LOSS	(2,496,877)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,375,602

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,872,479	$3,468,919
Net realized gain (loss) on investments	(330,320)	209,378
Net change in unrealized depreciation on investments	(2,166,557)	(1,732,342)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,375,602	1,945,955

DIVIDENDS AND DISTRIBUTIONS
Class IA
Dividends from net investment income	(3,801,959)	(7,193,620)
Distributions from net realized capital gains	(163,400)	(546,833)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,965,359)	(7,740,453)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [232,971 and 1,773,737 shares, respectively]	2,606,820	20,726,352
Capital shares issued in reinvestment of dividends and distributions [364,526 and 684,322 shares, respectively]	3,965,359	7,740,453
Capital shares repurchased [(1,862,621) and (2,697,307) shares, respectively]	(20,875,232)	(31,438,747)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(14,303,053)	(2,971,942)

TOTAL DECREASE IN NET ASSETS	(16,892,810)	(8,766,440)
NET ASSETS:
Beginning of year	124,205,886	132,972,326

End of year (a)	$107,313,076	$124,205,886

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$138,523	$(138)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $48,191,284)	$47,774,495
Dividends, interest and other receivables	477,493
Receivable for securities sold	13,419
Receivable from Separate Accounts for Trust shares sold	66
Other assets	1,076

Total assets	48,266,549

LIABILITIES
Payable for securities purchased	345,010
Payable to Separate Accounts for Trust shares redeemed	50,485
Investment management fees payable	20,189
Administrative fees payable	4,161
Trustees’ fees payable	753
Distribution fees payable - Class IB	27
Accrued expenses	510,094

Total liabilities	930,719

NET ASSETS	$47,335,830

Net assets were comprised of:
Paid in capital	$47,810,982
Accumulated overdistributed net investment income	(304)
Accumulated net realized loss	(58,059)
Unrealized depreciation on investments	(416,789)

Net assets	$47,335,830

Class IA
Net asset value, offering and redemption price per share, $47,084,940 / 4,656,387 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.11

Class IB*
Net asset value, offering and redemption price per share, $250,890 / 24,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$2,580,471

EXPENSES
Investment management fees	276,740
Administrative fees	45,242
Printing and mailing expenses	41,659
Professional fees	41,476
Custodian fees	12,452
Trustees’ fees	932
Distribution fees - Class IB	83
Miscellaneous	2,046

Gross expenses	420,630
Less: Waiver from investment advisor	(5,468)

Net expenses	415,162

NET INVESTMENT INCOME	2,165,309

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	705,303
Change in unrealized depreciation on securities	(2,399,625)

NET REALIZED AND UNREALIZED LOSS	(1,694,322)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$470,987

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,165,309	$2,629,912
Net realized gain on investments	705,303	490,812
Net change in unrealized depreciation on investments	(2,399,625)	(1,652,248)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	470,987	1,468,476

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,165,258)	(6,173,483)
Class IB	(2,551)	—

	(2,167,809)	(6,173,483)

Distributions from net realized capital gains
Class IA	(809,291)	(95,150)
Class IB	(993)	—

	(810,284)	(95,150)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,978,093)	(6,268,633)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [193,358 and 364,618 shares, respectively]	2,076,263	4,214,876
Capital shares issued in reinvestment of dividends and distributions [294,340 and 574,703 shares, respectively]	2,974,549	6,268,633
Capital shares repurchased [(1,606,204) and (1,545,702) shares, respectively]	(17,170,033)	(17,746,925)

Total Class IA transactions	(12,119,221)	(7,263,416)

Class IB*
Capital shares sold [24,434 and 0 shares, respectively]	250,385	—
Capital shares issued in reinvestment of dividends and distributions [351 and 0 shares, respectively]	3,544	—
Capital shares repurchased [(1) and (0) shares, respectively]	(3)	—

Total Class IB transactions	253,926	—

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(11,865,295)	(7,263,416)

TOTAL DECREASE IN NET ASSETS	(14,372,401)	(12,063,573)
NET ASSETS:
Beginning of year	61,708,231	73,771,804

End of year (a)	$47,335,830	$61,708,231

__________

(a) Includes accumulated overdistributed net investment income of	$(304)	$(69)

* Class IB commenced operations on June 20, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $67,700,051)	$74,179,776
Foreign cash (Cost $92,853)	92,353
Receivable from Separate Accounts for Trust shares sold	316,616
Dividends, interest and other receivables	120,139
Receivable for securities sold	86,733

Total assets	74,795,617

LIABILITIES
Overdraft payable	300
Payable for securities purchased	1,500,868
Payable to Separate Accounts for Trust shares redeemed	97,991
Investment management fees payable	50,724
Distribution fees payable - Class IB	14,919
Administrative fees payable	4,228
Trustees’ fees payable	302
Accrued expenses	46,140

Total liabilities	1,715,472

NET ASSETS	$73,080,145

Net assets were comprised of:
Paid in capital	$83,575,488
Accumulated overdistributed net investment income	(17,037)
Accumulated net realized loss	(16,961,198)
Unrealized appreciation on investments	6,482,892

Net assets	$73,080,145

Class IB
Net asset value, offering and redemption price per share, $73,080,145 / 14,028,444 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $25,342 foreign withholding tax)	$1,029,048
Interest	50,984

Total income	1,080,032

EXPENSES
Investment management fees	476,268
Distribution fees - Class IB	140,078
Administrative fees	44,579
Professional fees	40,276
Custodian fees	20,757
Printing and mailing expenses	6,478
Trustees’ fees	878
Miscellaneous	4,374

Gross expenses	733,688
Less: Fees paid indirectly	(95,982)

Net expenses	637,706

NET INVESTMENT INCOME	442,326

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	7,337,911
Foreign currency transactions	(19,053)

Net realized gain	7,318,858

Change in unrealized depreciation on:
Securities	(237,642)
Foreign currency translations	(6,365)

Net change in unrealized depreciation	(244,007)

NET REALIZED AND UNREALIZED GAIN	7,074,851

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,517,177

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$442,326	$298,937
Net realized gain on investments and foreign currency transactions	7,318,858	6,390,396
Net change in unrealized depreciation on investments and foreign currency translations	(244,007)	(4,186,418)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,517,177	2,502,915

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(885,405)	(608,571)
Distributions from net realized capital gains	—	(108,181)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(885,405)	(716,752)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [5,499,495 and 707,573 shares, respectively]	26,921,679	3,147,749
Capital shares issued in reinvestment of dividends and distributions [180,973 and 168,191 shares, respectively]	885,405	716,752
Capital shares repurchased [(3,072,509) and (1,787,099) shares, respectively]	(14,784,575)	(7,869,808)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,022,509	(4,005,307)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,654,281	(2,219,144)
NET ASSETS:
Beginning of year	53,425,864	55,645,008

End of year (a)	$73,080,145	$53,425,864

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(17,037)	$147,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $344,114,813) (Securities on loan at market value $39,466,388)	$398,985,869
Receivable from Separate Accounts for Trust shares sold	676,805
Dividends, interest and other receivables	313,805

Total assets	399,976,479

LIABILITIES
Collateral held for loaned securities	40,409,209
Payable to Separate Accounts for Trust shares redeemed	557,810
Investment management fees payable	257,677
Distribution fees payable - Class IB	76,665
Administrative fees payable	14,390
Trustees’ fees payable	4,851
Accrued expenses	52,978

Total liabilities	41,373,580

NET ASSETS	$358,602,899

Net assets were comprised of:
Paid in capital	$340,996,453
Accumulated overdistributed net investment income	(4,192)
Accumulated net realized loss	(37,260,418)
Unrealized appreciation on investments	54,871,056

Net assets	$358,602,899

Class IA
Net asset value, offering and redemption price per share, $605,933 / 88,131 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.88

Class IB
Net asset value, offering and redemption price per share, $357,996,966 / 52,421,780 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.83

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$2,864,939
Interest	560,134
Securities lending (net)	38,785

Total income	3,463,858

EXPENSES
Investment management fees	2,964,051
Distribution fees - Class IB	822,175
Administrative fees	113,274
Professional fees	47,763
Printing and mailing expenses	37,179
Custodian fees	21,304
Trustees’ fees	5,287
Miscellaneous	11,208

Gross expenses	4,022,241
Less: Waiver from investment advisor	(235,149)
Fees paid indirectly	(48,202)

Net expenses	3,738,890

NET INVESTMENT LOSS	(275,032)

REALIZED AND UNREALIZED GAIN
Realized gain on securities	21,587,246
Change in unrealized appreciation on securities	3,072,714

NET REALIZED AND UNREALIZED GAIN	24,659,960

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,384,928

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(275,032)	$730,380
Net realized gain on investments	21,587,246	9,881,488
Net change in unrealized appreciation on investments	3,072,714	22,617,554

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,384,928	33,229,422

DIVIDENDS:
Dividends from net investment income
Class IA	(9)	(991)
Class IB	(5,645)	(725,167)

TOTAL DIVIDENDS	(5,654)	(726,158)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [68,330 and 7,206 shares, respectively]	432,381	42,237
Capital shares issued in reinvestment of dividends [1 and 157 shares, respectively]	9	991
Capital shares repurchased [(12,380) and (1,814) shares, respectively]	(80,062)	(10,598)

Total Class IA transactions	352,328	32,630

Class IB
Capital shares sold [11,065,118 and 11,270,326 shares, respectively]	71,046,112	65,909,642
Capital shares issued in reinvestment of dividends [881 and 115,761 shares, respectively]	5,645	725,167
Capital shares repurchased [(7,694,515) and (8,090,289) shares, respectively]	(49,623,449)	(47,209,849)

Total Class IB transactions	21,428,308	19,424,960

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	21,780,636	19,457,590

TOTAL INCREASE IN NET ASSETS	46,159,910	51,960,854
NET ASSETS:
Beginning of year	312,442,989	260,482,135

End of year (a)	$358,602,899	$312,442,989

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(4,192)	$2,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $2,117,459,057)
(Securities on loan at market value $174,489,471)	$2,117,144,407
Cash	810,958
Receivable for forward commitments	252,108,167
Dividends, interest and other receivables	7,251,465
Receivable for securities sold	2,544,837
Receivable from Separate Accounts for Trust shares sold	1,291,489
Variation margin receivable on futures contracts	95,074
Unrealized appreciation of forward foreign currency contracts	927

Total assets	2,381,247,324

LIABILITIES
Overdraft payable of foreign cash	127,285
Payable for forward commitments	812,561,268
Collateral held for loaned securities	142,840,745
Payable for securities purchased	19,610,310
Payable to Separate Accounts for Trust shares redeemed	1,049,315
Investment management fees payable	517,999
Distribution fees payable - Class IB	292,991
Options written, at value (Premiums received $216,638)	190,095
Unrealized depreciation of forward foreign currency contracts	64,298
Administrative fees payable	52,432
Trustees’ fees payable	21,442
Accrued expenses	99,152

Total liabilities	977,427,332

NET ASSETS	$1,403,819,992

Net assets were comprised of:
Paid in capital	$1,415,342,644
Accumulated undistributed net investment income	362,806
Accumulated net realized loss	(11,121,146)
Unrealized depreciation on investments	(764,312)

Net assets	$1,403,819,992

Class IA
Net asset value, offering and redemption price per share, $11,367,105 / 1,033,688 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.00

Class IB
Net asset value, offering and redemption price per share, $1,392,452,887 / 126,507,757 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.01

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest (net of $52,592 foreign withholding tax)	$55,735,031
Securities lending (net)	275,927

Total income	56,010,958

EXPENSES
Investment management fees	5,797,663
Distribution fees - Class IB	3,279,238
Administrative fees	362,135
Printing and mailing expenses	149,806
Custodian fees	93,066
Professional fees	67,110
Trustees’ fees	21,277
Miscellaneous	26,697

Total expenses	9,796,992

NET INVESTMENT INCOME	46,213,966

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(3,327,396)
Options written	(483,742)
Futures	(3,711,019)
Foreign currency transactions	1,658,887

Net realized loss	(5,863,270)

Change in unrealized appreciation (depreciation) on:
Securities	(11,286,119)
Options written	26,543
Futures	(166,107)
Foreign currency translations	(81,340)

Net change in unrealized depreciation	(11,507,023)

NET REALIZED AND UNREALIZED LOSS	(17,370,293)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,843,673

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$46,213,966	$30,454,287
Net realized gain (loss) on investments and foreign currency transactions	(5,863,270)	17,742,241
Net change in unrealized depreciation on investments and foreign currency translations	(11,507,023)	(3,019,958)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	28,843,673	45,176,570

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(391,914)	(158,873)
Class IB	(45,381,232)	(30,232,019)

	(45,773,146)	(30,390,892)

Distributions from net realized capital gains
Class IA	(11,311)	(92,968)
Class IB	(1,859,744)	(20,281,407)

	(1,871,055)	(20,374,375)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(47,644,201)	(50,765,267)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [525,308 and 335,274 shares, respectively]	5,922,638	3,814,618
Capital shares issued in reinvestment of dividends and distributions [36,747 and 22,656 shares, respectively]	403,225	251,841
Capital shares repurchased [(41,351) and (34,753) shares, respectively]	(466,565)	(388,975)

Total Class IA transactions	5,859,298	3,677,484

Class IB
Capital shares sold [28,323,320 and 21,429,990 shares, respectively]	318,776,450	243,478,348
Capital shares issued in reinvestment of dividends and distributions [4,299,121 and 4,540,988 shares, respectively]	47,240,976	50,513,426
Capital shares repurchased [(14,473,615) and (14,343,028) shares, respectively]	(163,047,119)	(162,370,272)

Total Class IB transactions	202,970,307	131,621,502

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	208,829,605	135,298,986

TOTAL INCREASE IN NET ASSETS	190,029,077	129,710,289
NET ASSETS:
Beginning of year	1,213,790,915	1,084,080,626

End of year (a)	$1,403,819,992	$1,213,790,915

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$362,806	$(347,750)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $610,600,011) (Securities on loan at market value $37,960,304)	$643,199,655
Cash	32,872
Dividends, interest and other receivables	727,937
Receivable from Separate Accounts for Trust shares sold	128,167

Total assets	644,088,631

LIABILITIES
Collateral held for loaned securities	38,742,337
Payable for securities purchased	1,502,068
Payable to Separate Accounts for Trust shares redeemed	625,232
Investment management fees payable	311,077
Distribution fees payable - Class IB	129,529
Administrative fees payable	32,291
Trustees’ fees payable	28,174
Accrued expenses	82,028

Total liabilities	41,452,736

NET ASSETS	$602,635,895

Net assets were comprised of:
Paid in capital	$575,187,957
Accumulated overdistributed net investment income	(25,891)
Accumulated net realized loss	(5,125,815)
Unrealized appreciation on investments	32,599,644

Net assets	$602,635,895

Class IA
Net asset value, offering and redemption price per share, $398,729 / 31,678 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.59

Class IB
Net asset value, offering and redemption price per share, $602,237,166 / 47,749,814 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.61

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $41 foreign withholding tax)	$13,502,578
Interest	316,375
Securities lending (net)	44,965

Total income	13,863,918

EXPENSES
Investment management fees	3,699,777
Distribution fees - Class IB	1,540,714
Administrative fees	190,043
Printing and mailing expenses	70,116
Professional fees	52,909
Recoupment fees	38,703
Custodian fees	38,247
Trustees’ fees	10,594
Miscellaneous	53,033

Gross expenses	5,694,136
Less: Fees paid indirectly	(11,886)

Net expenses	5,682,250

NET INVESTMENT INCOME	8,181,668

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	33,311,025
Net change in unrealized depreciation on securities	(18,320,574)

NET REALIZED AND UNREALIZED GAIN	14,990,451

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,172,119

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,181,668	$8,942,049
Net realized gain on investments	33,311,025	65,735,249
Net change in unrealized depreciation on investments	(18,320,574)	(11,247,362)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,172,119	63,429,936

DIVIDENDS:
Dividends from net investment income
Class IA	(7,119)	(1,881)
Class IB	(9,283,144)	(7,911,806)

TOTAL DIVIDENDS	(9,290,263)	(7,913,687)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [22,518 and 796 shares, respectively]	276,369	9,262
Capital shares issued in reinvestment of dividends [564 and 156 shares, respectively]	7,119	1,881
Capital shares repurchased [(1,864) and (107) shares, respectively]	(23,480)	(1,238)

Total Class IA transactions	260,008	9,905

Class IB
Capital shares sold [3,886,674 and 5,325,646 shares, respectively]	47,708,160	62,023,474
Capital shares issued in reinvestment of dividends [734,933 and 652,835 shares, respectively]	9,283,144	7,911,806
Capital shares repurchased [(9,046,260) and (8,330,045) shares, respectively]	(111,618,518)	(96,223,845)

Total Class IB transactions	(54,627,214)	(26,288,565)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(54,367,206)	(26,278,660)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,485,350)	29,237,589
NET ASSETS:
Beginning of year	643,121,245	613,883,656

End of year (a)	$602,635,895	$643,121,245

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(25,891)	$1,094,224

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value:
Affiliated issuers (Cost $20,559,610)	$21,375,902
Unaffiliated issuers (Cost $1,708,451,658) (Securities on loan at market value $156,673,790)	1,821,971,173
Receivable from Separate Accounts for Trust shares sold	3,002,634
Receivable for securities sold	2,424,178
Dividends, interest and other receivables	1,301,683
Other assets	838

Total assets	1,850,076,408

LIABILITIES
Overdraft payable	1,050,649
Collateral held for loaned securities	159,143,986
Payable for securities purchased	8,898,416
Payable to Separate Accounts for Trust shares redeemed	2,688,296
Investment management fees payable	1,050,025
Distribution fees payable - Class IB	248,719
Administrative fees payable	44,779
Trustees’ fees payable	16,218
Accrued expenses	61,298

Total liabilities	173,202,386

NET ASSETS	$1,676,874,022

Net assets were comprised of:
Paid in capital	$1,549,006,495
Accumulated overdistributed net investment income	(14,070)
Accumulated undistributed net realized gain	13,545,790
Unrealized appreciation on investments	114,335,807

Net assets	$1,676,874,022

Class IA
Net asset value, offering and redemption price per share, $523,308,151 / 39,152,225 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.37

Class IB
Net asset value, offering and redemption price per share, $1,153,565,871 / 86,239,514 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.38

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (including $112,102 of dividend income received from affiliates)	$14,987,489
Interest	1,646,032
Securities lending (net)	449,142

Total income	17,082,663

EXPENSES
Investment management fees	10,819,871
Distribution fees - Class IB	2,723,512
Administrative fees	406,025
Printing and mailing expenses	166,864
Professional fees	68,442
Custodian fees	59,907
Trustees’ fees	23,344
Miscellaneous	28,059

Gross expenses	14,296,024
Less: Fees paid indirectly	(1,313,365)

Net expenses	12,982,659

NET INVESTMENT INCOME	4,100,004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	126,597,300
Net change in unrealized depreciation on securities	(58,744,394)

NET REALIZED AND UNREALIZED GAIN	67,852,906

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,952,910

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,100,004	$3,778,646
Net realized gain on investments	126,597,300	140,104,743
Net change in unrealized appreciation (depreciation) on investments	(58,744,394)	35,595,640

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	71,952,910	179,479,029

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,325,527)	(903,347)
Class IB	(2,420,604)	(812,551)

	(4,746,131)	(1,715,898)

Distributions from net realized capital gains
Class IA	(40,857,015)	(26,347,738)
Class IB	(99,853,873)	(98,740,625)

	(140,710,888)	(125,088,363)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(145,457,019)	(126,804,261)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [21,380,367 and 4,851,515 shares, respectively]	300,803,291	67,077,311
Capital shares issued in reinvestment of dividends and distributions [3,229,674 and 1,981,455 shares, respectively]	43,182,542	27,251,085
Capital shares repurchased [(5,542,798) and (119,088) shares, respectively]	(78,382,752)	(1,653,925)

Total Class IA transactions	265,603,081	92,674,471

Class IB
Capital shares sold [16,631,652 and 21,367,990 shares, respectively]	230,209,469	295,791,520
Capital shares issued in reinvestment of dividends and distributions [7,632,390 and 7,234,868 shares, respectively]	102,274,477	99,553,176
Capital shares repurchased [(12,372,598) and (6,103,424) shares, respectively]	(171,947,434)	(83,719,014)

Total Class IB transactions	160,536,512	311,625,682

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	426,139,593	404,300,153

TOTAL INCREASE IN NET ASSETS	352,635,484	456,974,921
NET ASSETS:
Beginning of year	1,324,238,538	867,263,617

End of year (a)	$1,676,874,022	$1,324,238,538

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(14,070)	$2,058,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $34,661,510)	$34,830,564
Foreign Cash (Cost $-)	438
Receivable from Separate Accounts for Trust sold	480,591
Receivable from investment manager	20,409
Dividends, interest and other receivables	15,125

Total assets	35,347,127

LIABILITIES
Payable for securities purchased	3,077,927
Payable to Separate Accounts for Trust shares redeemed	14,027
Administrative fees payable	3,515
Distribution fees payable	4,827
Trustees’ fees payable	4
Accrued expenses	54,533

Total liabilities	3,154,833

NET ASSETS	$32,192,294

Net assets were comprised of:
Paid in capital	$32,021,595
Accumulated undistributed net investment income	1,909
Accumulated net realized loss	(992)
Unrealized appreciation on investments	169,782

Net assets	$32,192,294

Class IA
Net asset value, offering and redemption price per share, $104,803 / 10,029 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.45

Class IB
Net asset value, offering and redemption price per share, $32,087,491 / 3,064,846 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.47

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2005*

INVESTMENT INCOME
Dividends	$17,869
Interest	14,193

Total income	32,062

EXPENSES
Professional fees	56,508
Investment management fees	19,062
Printing and mailing expenses	10,886
Administrative fees	8,523
Distribution fees - Class IB	7,269
Custodian fees	6,000
Trustees’ fees	9
Miscellaneous	5,000

Gross expenses	113,257
Less: Waiver from investment advisor	(27,585)
Reimbursement from investment advisor	(56,403)
Fees paid indirectly	(860)

Net expenses	28,409

NET INVESTMENT INCOME	3,653

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(1,047)
Foreign currency transactions	(611)

Net realized loss	(1,658)

Change in unrealized appreciation on:
Securities	169,054
Foreign currency translations	728

Net change in unrealized appreciation	169,782

NET REALIZED AND UNREALIZED GAIN	168,124

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$171,777

STATEMENT OF CHANGES IN NET ASSETS

October 3, 2005* to December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,653
Net realized loss on investments and foreign currency transactions	(1,658)
Net change in unrealized appreciation on investments and foreign currency translations	169,782

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	171,777

DIVIDENDS:
Dividends from net investment income
Class IA	(304)
Class IB	(8,043)

TOTAL DIVIDENDS	(8,347)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends [29 shares]	304

Class IB
Capital shares sold [2,813,775 shares]	29,435,778
Capital shares issued in reinvestment of dividends [759 shares]	8,043
Capital shares repurchased [(39,688) shares]	(415,261)

Total Class IB transactions	29,028,560

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	29,028,864

TOTAL INCREASE IN NET ASSETS	29,192,294
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$32,192,294

__________

(a) Includes accumulated undistributed net investment income of	$1,909

*	The Portfolio commenced operations on October 3, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $591,643,837)	$589,295,754
Cash	15
Dividends, interest and other receivables	9,510,452
Receivable from Separate Accounts for Trust shares sold	1,384,321
Other assets	1,971

Total assets	600,192,513

LIABILITIES
Payable for securities purchased	2,957,233
Payable to Separate Accounts for Trust shares redeemed	848,989
Investment management fees payable	251,550
Administrative fees payable	14,871
Distribution fees payable - Class IB	11,754
Trustees’ fees payable	1,592
Accrued expenses	94,497

Total liabilities	4,180,486

NET ASSETS	$596,012,027

Net assets were comprised of:
Paid in capital	$601,295,903
Accumulated undistributed net investment income	3,115
Accumulated net realized loss	(2,938,908)
Unrealized depreciation on investments	(2,348,083)

Net assets	$596,012,027

Class IA
Net asset value, offering and redemption price per share, $537,340,471 / 39,678,513 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.54

Class IB*
Net asset value, offering and redemption price per share, $58,671,556 / 4,330,480 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$13,454,837

EXPENSES
Investment management fees	1,353,787
Administrative fees	98,615
Printing and mailing expenses	86,032
Professional fees	45,767
Distribution fees - Class IB	44,846
Custodian fees	21,435
Recoupment fees	3,969
Trustees’ fees	3,292
Miscellaneous	23,667

Net expenses	1,681,410

NET INVESTMENT INCOME	11,773,427

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	1,341,793
Net change in unrealized depreciation securities	(10,187,312)

NET REALIZED AND UNREALIZED LOSS	(8,845,519)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,927,908

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,773,427	$4,840,041
Net realized gain on investments	1,341,793	1,163,022
Net change in unrealized appreciation (depreciation) on investments	(10,187,312)	1,773,431

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,927,908	7,776,494

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(10,763,350)	(10,349,349)
Class IB	(1,004,995)	—

	(11,768,345)	(10,349,349)

Distributions from net realized capital gains
Class IA	(4,029,377)	(2,900,811)
Class IB	(407,303)	—

	(4,436,680)	(2,900,811)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(16,205,025)	(13,250,160)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [33,550,243 and 542,182 shares, respectively]	466,958,317	7,833,045
Capital shares issued in reinvestment of dividends and distributions [1,102,540 and 969,120 shares, respectively]	14,792,727	13,250,160
Capital shares repurchased [(2,402,888) and (1,619,702) shares, respectively]	(32,997,944)	(23,373,832)

Total Class IA transactions	448,753,100	(2,290,627)

Class IB*
Capital shares sold [4,962,901 and 0 shares, respectively]	68,734,937	—
Capital shares issued in reinvestment of dividends and distributions [105,288 and 0 shares, respectively]	1,412,298	—
Capital shares repurchased [(737,709) and 0 shares, respectively]	(10,171,898)	—

Total Class IB transactions	59,975,337	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	508,728,437	(2,290,627)

TOTAL INCREASE (DECREASE) IN NET ASSETS	495,451,320	(7,764,293)
NET ASSETS:
Beginning of year	100,560,707	108,325,000

End of year (a)	$596,012,027	$100,560,707

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$3,115	$(109)

*	Class IB commenced operations on April 29, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $37,188,763)	$38,298,046
Receivable from Separate Accounts for Trust shares sold	162,528
Dividends, interest and other receivables	65,584
Receivable for securities sold	62,561

Total assets	38,588,719

LIABILITIES
Payable for securities purchased	178,509
Payable to Separate Accounts for Trust shares redeemed	9,283
Distribution fees payable - Class IB	7,689
Administrative fees payable	3,749
Trustees’ fees payable	35
Accrued expenses	51,402

Total liabilities	250,667

NET ASSETS	$38,338,052

Net assets were comprised of:
Paid in capital	$37,253,581
Accumulated undistributed net investment income	3,592
Accumulated net realized loss	(28,404)
Unrealized appreciation on investments	1,109,283

Net assets	$38,338,052

Class IA
Net asset value, offering and redemption price per share, $107,571 / 10,080 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.67

Class IB
Net asset value, offering and redemption price per share, $38,230,481 / 3,579,383 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.68

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2005*

INVESTMENT INCOME
Dividends (net of $316 foreign withholding tax)	$226,793
Interest	36,874

Total income	263,667

EXPENSES
Investment management fees	78,699
Professional fees	40,235
Custodian fees	36,000
Distribution fees - Class IB	30,095
Administrative fees	23,484
Printing and mailing expenses	1,090
Trustees’ fees	122
Miscellaneous	2,504

Gross expenses	212,229
Less: Waiver from investment advisor	(91,295)
Fees paid indirectly	(2,466)

Net expenses	118,468

NET INVESTMENT INCOME	145,199

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	25,036
Net change in unrealized appreciation on securities	1,109,283

NET REALIZED AND UNREALIZED GAIN	1,134,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,279,518

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2005* to December 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$145,199
Net realized gain on investments and foreign currency transactions	25,036
Net change in unrealized appreciation on investments and foreign currency translations	1,109,283

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,279,518

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(701)
Class IB	(144,670)

(145,371)

Distributions from net realized capital gains
Class IA	(158)
Class IB	(53,282)

(53,440)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(198,811)
CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [80 shares]	859

Total Class IA transactions	859

Class IB
Capital shares sold [3,372,730 shares]	35,126,506
Capital shares issued in reinvestment of dividends and distributions [18,425 shares]	197,952
Capital shares repurchased [(101,772) shares]	(1,067,972)

Total Class IB transactions	34,256,486

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	34,257,345

TOTAL INCREASE IN NET ASSETS	35,338,052
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$38,338,052

__________

(a) Includes accumulated undistributed net investment income of	$3,592

*	The Portfolio commenced operations on April 29, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $26,990,523)	$27,617,006
Receivable from Separate Accounts for Trust shares sold	43,262
Dividends, interest and other receivables	41,340
Receivable from investment manager	17,289

Total assets	27,718,897

LIABILITIES
Payable for securities purchased	518,119
Payable to Separate Accounts for Trust shares redeemed	6,241
Distribution fees payable - Class IB	5,461
Administrative fees payable	3,539
Trustees’ fees payable	29
Accrued expenses	62,908

Total liabilities	596,297

NET ASSETS	$27,122,600

Net assets were comprised of:
Paid in capital	$26,403,665
Accumulated overdistributed net investment income	(20)
Accumulated undistributed net realized gain	92,472
Unrealized appreciation on investments	626,483

Net assets	$27,122,600

Class IA
Net asset value, offering and redemption price per share, $107,485 / 10,059 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.69

Class IB
Net asset value, offering and redemption price per share, $27,015,115 / 2,526,054 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.69

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2005*

INVESTMENT INCOME
Dividends (net of $153 foreign withholding tax)	$153,750
Interest	23,089

Total income	176,839

EXPENSES
Investment management fees	61,451
Custodian fees	50,792
Professional fees	40,182
Distribution fees - Class IB	23,460
Administrative fees	22,843
Printing and mailing expenses	969
Trustees’ fees	105
Miscellaneous	2,504

Gross expenses	202,306
Less: Waiver from investment advisor	(84,294)
Reimbursement from investment advisor	(23,624)
Fees paid indirectly	(1,133)

Net expenses	93,255

NET INVESTMENT INCOME	83,584

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	93,744
Net change in unrealized appreciation on securities	626,483

NET REALIZED AND UNREALIZED GAIN	720,227

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$803,811

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2005* to December 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$83,584
Net realized gain on investments	93,744
Net change in unrealized appreciation on investments	626,483

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	803,811

DIVIDENDS:
Dividends from net investment income
Class IA	(637)
Class IB	(87,806)

TOTAL DIVIDENDS	(88,443)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends [59 shares]	637

Class IB
Capital shares sold [2,468,888 shares]	25,856,079
Capital shares issued in reinvestment of dividends [8,161 shares]	87,806
Capital shares repurchased [(240,995) shares]	(2,537,290)

Total Class IB transactions	23,406,595

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	23,407,232

TOTAL INCREASE IN NET ASSETS	24,122,600
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$27,122,600

__________

(a) Includes accumulated overdistributed net investment income of	$(20)

*	The Portfolio commenced operations on April 29, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $126,166,708)	$128,559,389
Receivable from Separate Accounts for Trust shares sold	406,893
Dividends, interest and other receivables	164,403

Total assets	129,130,685

LIABILITIES
Payable for securities purchased	5,353,043
Payable to Separate Accounts for Trust shares redeemed	91,140
Investment management fees payable	47,445
Distribution fees payable - Class IB	24,689
Administrative fees payable	5,298
Trustees’ fees payable	112
Accrued expenses	58,837

Total liabilities	5,580,564

NET ASSETS	$123,550,121

Net assets were comprised of:
Paid in capital	$119,985,743
Accumulated undistributed net investment income	9,172
Accumulated undistributed net realized gain	1,162,525
Unrealized appreciation on investments	2,392,681

Net assets	$123,550,121

Class IA
Net asset value, offering and redemption price per share, $113,787 / 10,090 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.28

Class IB
Net asset value, offering and redemption price per share, $123,436,334 / 10,936,194 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.29

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2005*

INVESTMENT INCOME
Dividends (net of $375 foreign withholding tax)	$596,942
Interest	106,288

Total income	703,230

EXPENSES
Investment management fees	268,824
Distribution fees - Class IB	95,825
Custodian fees	46,000
Professional fees	40,737
Administrative fees	29,847
Printing and mailing expenses	3,597
Trustees’ fees	395
Miscellaneous	2,504

Gross expenses	487,729
Less: Waiver from investment advisor	(84,564)
Fees paid indirectly	(13,246)

Net expenses	389,919

NET INVESTMENT INCOME	313,311

REALIZED AND UNREALIZED GAIN
Realized gain on securities	1,598,031
Change in unrealized appreciation on securities	2,392,681

NET REALIZED AND UNREALIZED GAIN	3,990,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,304,023

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2005* to December 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$313,311
Net realized gain on investments	1,598,031
Net change in unrealized appreciation on investments	2,392,681

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,304,023

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(594)
Class IB	(313,713)

(314,307)

Distributions from net realized capital gains
Class IA	(423)
Class IB	(435,083)

(435,506)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(749,813)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [90 shares]	1,017

Class IB
Capital shares sold [10,940,730 shares]	120,252,768
Capital shares issued in reinvestment of dividends and distributions [66,336 shares]	748,796
Capital shares repurchased [(360,872) shares]	(4,006,670)

Total Class IB transactions	116,994,894

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	116,995,911

TOTAL INCREASE IN NET ASSETS	120,550,121
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$123,550,121

__________

(a) Includes accumulated undistributed net investment income of	$9,172

*	The Portfolio commenced operations on April 29, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $2,524,266,494) (Securities on loan at market value $213,339,414)	$3,048,794,233
Foreign cash (Cost $1,510)	1,430
Receivable from Separate Accounts for Trust shares sold	3,651,452
Dividends, interest and other receivables	2,183,684
Other assets	3,452

Total assets	3,054,634,251

LIABILITIES
Overdraft payable	5,623
Collateral held for loaned securities	216,365,996
Payable for securities purchased	51,209,090
Investment management fees payable	2,030,266
Payable to Separate Accounts for Trust shares redeemed	833,375
Distribution fees payable - Class IB	374,605
Administrative fees payable	73,767
Trustees’ fees payable	19,877
Recoupment fees payable	10,950
Accrued expenses	91,453

Total liabilities	271,015,002

NET ASSETS	$2,783,619,249

Net assets were comprised of:
Paid in capital	$2,248,828,148
Accumulated overdistributed net investment income	(16,596)
Accumulated undistributed net realized gain	10,280,102
Unrealized appreciation on investments	524,527,595

Net assets	$2,783,619,249

Class IA
Net asset value, offering and redemption price per share, $1,014,881,051 / 63,995,770 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.86

Class IB
Net asset value, offering and redemption price per share, $1,768,738,198 / 112,334,933 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.75

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$19,952,490
Interest	3,809,900
Securities lending (net)	290,940

Total income	24,053,330

EXPENSES
Investment management fees	19,186,385
Distribution fees - Class IB	3,564,862
Administrative fees	593,263
Printing and mailing expenses	243,874
Professional fees	81,700
Trustees’ fees	33,591
Custodian fees	15,854
Miscellaneous	77,315

Gross expenses	23,796,844
Less: Waiver from investment advisor	(366,936)
Fees paid indirectly	(310,341)

Net expenses	23,119,567

NET INVESTMENT INCOME	933,763

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	71,657,073
Foreign currency transactions	(5,594)

Net realized gain	71,651,479

Change in unrealized appreciation on:
Securities	191,799,941
Foreign currency translations	(590)

Net change in unrealized appreciation	191,799,351

NET REALIZED AND UNREALIZED GAIN	263,450,830

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$264,384,593

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$933,763	$(1,440,189)
Net realized gain on investments and foreign currency transactions	71,651,479	26,927,551
Net change in unrealized appreciation on investments and foreign currency translations	191,799,351	149,623,957

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	264,384,593	175,111,319

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(974,013)	—

Distributions from net realized capital gains
Class IA	(22,093,220)	—
Class IB	(39,896,323)	—

	(61,989,543)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(62,963,556)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [29,771,998 and 14,127,478 shares, respectively]	438,435,345	187,038,150
Capital shares issued in reinvestment of dividends and distributions [1,508,105 and 0 shares, respectively]	23,067,233	—
Capital shares repurchased [(6,782,325) and (186,132) shares, respectively]	(104,029,554)	(2,469,344)

Total Class IA transactions	357,473,024	184,568,806

Class IB
Capital shares sold [27,897,381 and 25,528,114 shares, respectively]	410,375,469	337,345,198
Capital shares issued in connection with merger (Note 9) [3,503,828 and 0 shares, respectively]	53,180,009	—
Capital shares issued in reinvestment of dividends and distributions [2,634,827 and 0 shares, respectively]	39,896,323	—
Capital shares repurchased [(7,917,801) and (7,763,939) shares, respectively]	(115,791,493)	(101,920,428)

Total Class IB transactions	387,660,308	235,424,770

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	745,133,332	419,993,576

TOTAL INCREASE IN NET ASSETS	946,554,369	595,104,895
NET ASSETS:
Beginning of year	1,837,064,880	1,241,959,985

End of year (a)	$2,783,619,249	$1,837,064,880

__________

(a) Includes accumulated overdistributed net investment income of	$(16,596)	$(8,298)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $2,800,828,656) (Securities on loan at market value $147,878,957)	$2,996,537,086
Dividends, interest and other receivables	3,876,641
Receivable from Separate Accounts for Trust shares sold	1,500,609
Other assets	3,571

Total assets	3,001,917,907

LIABILITIES
Overdraft payable	5,997
Collateral held for loaned securities	151,582,878
Payable for securities purchased	39,522,006
Payable to Separate Accounts for Trust shares redeemed	1,532,317
Investment management fees payable	1,343,165
Distribution fees payable - Class IB	309,954
Administrative fees payable	77,536
Trustees’ fees payable	26,198
Accrued expenses	130,219

Total liabilities	194,530,270

NET ASSETS	$2,807,387,637

Net assets were comprised of:
Paid in capital	$2,611,425,700
Accumulated overdistributed net investment income	(22,205)
Accumulated undistributed net realized gain	275,712
Unrealized appreciation on investments	195,708,430

Net assets	$2,807,387,637

Class IA
Net asset value, offering and redemption price per share, $1,361,869,628 / 90,436,495 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.06

Class IB
Net asset value, offering and redemption price per share, $1,445,518,009 / 95,809,682 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.09

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$41,656,667
Interest	3,110,145
Securities lending (net)	201,145

Total income	44,967,957

EXPENSES
Investment management fees	13,033,519
Distribution fees - Class IB	3,588,514
Administrative fees	612,118
Printing and mailing expenses	245,917
Professional fees	83,898
Custodian fees	50,316
Trustees’ fees	35,605
Miscellaneous	80,593

Gross expenses	17,730,480
Less: Fees paid indirectly	(285,297)

Net expenses	17,445,183

NET INVESTMENT INCOME	27,522,774

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	127,847,732
Net change in unrealized depreciation on securities	(66,870,723)

NET REALIZED AND UNREALIZED GAIN	60,977,009

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,499,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$27,522,774	$16,263,593
Net realized gain on investments and foreign currency transactions	127,847,732	109,655,837
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(66,870,723)	63,838,560

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	88,499,783	189,757,990

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(15,362,835)	(5,997,333)
Class IB	(13,006,207)	(10,482,292)

	(28,369,042)	(16,479,625)

Distributions from net realized capital gains
Class IA	(59,093,121)	(25,156,567)
Class IB	(66,921,779)	(58,912,785)

	(126,014,900)	(84,069,352)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(154,383,942)	(100,548,977)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [49,529,918 and 15,013,491 shares, respectively]	755,954,758	227,350,421
Capital shares issued in reinvestment of dividends and distributions [4,930,277 and 2,049,570 shares, respectively]	74,455,956	31,153,900
Capital shares repurchased [(5,133,257) and (124,396) shares, respectively]	(77,350,877)	(1,883,973)

Total Class IA transactions	753,059,837	256,620,348

Class IB
Capital shares sold [10,344,712 and 20,213,042 shares, respectively]	157,534,205	305,804,577
Capital shares issued in connection with merger (Note 9) [456,883 and 0 shares, respectively]	7,099,624	—
Capital shares issued in reinvestment of dividends and distributions [5,282,272 and 4,556,938 shares, respectively]	79,927,986	69,395,077
Capital shares repurchased [(14,430,149) and (7,821,924) shares, respectively]	(220,381,827)	(118,447,948)

Total Class IB transactions	24,179,988	256,751,706

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	777,239,825	513,372,054

TOTAL INCREASE IN NET ASSETS	711,355,666	602,581,067
NET ASSETS:
Beginning of year	2,096,031,971	1,493,450,904

End of year (a)	$2,807,387,637	$2,096,031,971

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(22,205)	$125,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $1,445,038,343) (Securities on loan at market value $214,677,484)	$1,605,855,083
Cash	55,662,675
Foreign cash (Cost $532,736)	543,231
Receivable from Separate Accounts for Trust shares sold	2,665,210
Dividends, interest and other receivables	2,213,894
Receivable for securities sold	625,845
Other assets	148

Total assets	1,667,566,086

LIABILITIES
Collateral held for loaned securities	227,521,884
Payable for securities purchased	9,756,186
Payable to Separate Accounts for Trust shares redeemed	2,939,896
Investment management fees payable	987,965
Distribution fees payable - Class IB	249,508
Recoupment fees payable	86,606
Administrative fees payable	46,941
Trustees’ fees payable	30,229
Accrued expenses	270,449

Total liabilities	241,889,664

NET ASSETS	$1,425,676,422

Net assets were comprised of:
Paid in capital	$1,271,196,207
Accumulated overdistributed net investment income	(3,771,722)
Accumulated undistributed net realized gain	(2,627,576)
Unrealized appreciation on investments	160,879,513

Net assets	$1,425,676,422

Class IA
Net asset value, offering and redemption price per share, $236,339,635 / 16,644,132 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.20

Class IB
Net asset value, offering and redemption price per share, $1,189,336,787 / 83,748,282 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $3,495,468 foreign withholding tax)	$29,549,366
Interest	291,570
Securities lending (net)	1,005,555

Total income	30,846,491

EXPENSES
Investment management fees	9,209,243
Distribution fees - Class IB	2,548,696
Custodian fees	742,838
Recoupment fees	406,680
Administrative fees	307,052
Printing and mailing expenses	121,014
Professional fees	62,901
Trustees’ fees	17,121
Miscellaneous	19,340

Total expenses	13,434,885

NET INVESTMENT INCOME	17,411,606

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	88,654,698
Foreign currency transactions	(266,420)

Net realized gain	88,388,278

Change in unrealized appreciation (depreciation) on:
Securities	21,906,081
Foreign currency translations	(126,391)

Net change in unrealized appreciation	21,779,690

NET REALIZED AND UNREALIZED GAIN	110,167,968

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,579,574

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,411,606	$9,005,014
Net realized gain on investments and foreign currency transactions	88,388,278	53,387,666
Net change in unrealized appreciation on investments and foreign currency translations	21,779,690	90,736,860

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	127,579,574	153,129,540

DIVIDENDS:
Dividends from net investment income
Class IA	(3,572,098)	(87,269)
Class IB	(18,794,165)	(12,191,992)

TOTAL DIVIDENDS	(22,366,263)	(12,279,261)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [15,996,621 and 234,847 shares, respectively]	216,969,755	2,702,569
Capital shares issued in reinvestment of dividends [252,103 and 6,965 shares, respectively]	3,572,098	87,269
Capital shares repurchased [(34,389) and (11,098) shares, respectively]	(467,434)	(126,908)

Total Class IA transactions	220,074,419	2,662,930

Class IB
Capital shares sold [26,431,934 and 16,143,259 shares, respectively]	350,734,324	187,311,762
Capital shares issued in reinvestment of dividends [1,346,118 and 973,281 shares, respectively]	18,794,165	12,191,992
Capital shares repurchased [(12,703,111) and (10,596,745) shares, respectively]	(169,268,014)	(120,298,003)

Total Class IB transactions	200,260,475	79,205,751

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	420,334,894	81,868,681

TOTAL INCREASE IN NET ASSETS	525,548,205	222,718,960
NET ASSETS:
Beginning of year	900,128,217	677,409,257

End of year (a)	$1,425,676,422	$900,128,217

__________

(a) Includes accumulated overdistributed net investment income of	$(3,771,722)	$(3,974,827)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $862,084,478) (Securities on loan at market value $87,050,874)	$1,009,039,125
Receivable for securities sold	4,741,424
Receivable from Separate Accounts for Trust shares sold	832,791
Dividends, interest and other receivables	433,892

Total assets	1,015,047,232

LIABILITIES
Overdraft payable	10,143
Collateral held for loaned securities	89,180,159
Payable for securities purchased	3,118,820
Payable to Separate Accounts for Trust shares redeemed	1,946,869
Investment management fees payable	513,433
Distribution fees payable - Class IB	196,774
Trustees’ fees payable	40,898
Administrative fees payable	39,676
Accrued expenses	86,256

Total liabilities	95,133,028

NET ASSETS	$919,914,204

Net assets were comprised of:
Paid in capital	$1,691,396,395
Accumulated net investment loss	(38,654)
Accumulated net realized loss	(918,398,028)
Unrealized appreciation on investments	146,954,491

Net assets	$919,914,204

Class IA
Net asset value, offering and redemption price per share, $3,303,673 / 226,703 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.57

Class IB
Net asset value, offering and redemption price per share, $916,610,531 / 64,150,946 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.29

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $77,063 foreign withholding tax)	$4,383,265
Interest	748,992
Securities lending (net)	241,986

Total income	5,374,243

EXPENSES
Investment management fees	5,824,740
Distribution fees - Class IB	2,233,888
Administrative fees	249,596
Custodian fees	102,184
Printing and mailing expenses	99,971
Professional fees	57,962
Trustees’ fees	15,441
Miscellaneous	21,058

Gross expenses	8,604,840
Less: Fees paid indirectly	(308,410)

Net expenses	8,296,430

NET INVESTMENT LOSS	(2,922,187)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	85,708,794
Foreign currency transactions	13,599

Net realized gain	85,722,393

Change in unrealized depreciation on:
Securities	(7,519,289)
Foreign currency translations	(5,072)

Net change in unrealized depreciation	(7,524,361)

NET REALIZED AND UNREALIZED GAIN	78,198,032

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,275,845

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,922,187)	$(2,886,969)
Net realized gain on investments and foreign currency transactions	85,722,393	97,327,424
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,524,361)	18,345,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	75,275,845	112,786,065

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [103,226 and 462,600 shares, respectively]	1,359,031	5,624,463
Capital shares repurchased [(25,703) and (2,685,495) shares, respectively]	(332,385)	(35,163,683)

Total Class IA transactions	1,026,646	(29,539,220)

Class IB
Capital shares sold [4,117,241 and 5,753,493 shares, respectively]	54,446,308	68,971,200
Capital shares repurchased [(13,116,552) and (13,029,454) shares, respectively]	(171,501,956)	(155,466,193)

Total Class IB transactions	(117,055,648)	(86,494,993)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(116,029,002)	(116,034,213)

TOTAL DECREASE IN NET ASSETS	(40,753,157)	(3,248,148)
NET ASSETS:
Beginning of year	960,667,361	963,915,509

End of year (a)	$919,914,204	$960,667,361

__________

(a) Includes accumulated net investment loss of	$(38,654)	$(29,772)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $311,564,591) (Securities on loan at market value $17,278,511)	$353,951,709
Cash	1,964,269
Foreign cash (Cost $68)	67
Receivable for securities sold	1,101,315
Dividends, interest and other receivables	319,826
Receivable from Separate Accounts for Trust shares sold	76,701

Total assets	357,413,887

LIABILITIES
Collateral held for loaned securities	17,618,449
Payable for securities purchased	344,810
Investment management fees payable	174,149
Payable to Separate Accounts for Trust shares redeemed	165,430
Distribution fees payable - Class IB	72,521
Recoupment fees payable	19,555
Administrative fees payable	15,120
Trustees’ fees payable	6,407
Accrued expenses	70,931

Total liabilities	18,487,372

NET ASSETS	$338,926,515

Net assets were comprised of Paid in capital	$325,713,093
Accumulated undistributed net investment income	1,087
Accumulated net realized loss	(29,174,548)
Unrealized appreciation on investments	42,386,883

Net assets	$338,926,515

Class IA
Net asset value, offering and redemption price per share, $191,257 / 18,951 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.09

Class IB
Net asset value, offering and redemption price per share, $338,735,258 / 33,532,396 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $36,357 foreign withholding tax)	$4,597,557
Interest	163,113
Securities lending (net)	27,538

Total income	4,788,208

EXPENSES
Investment management fees	2,008,579
Distribution fees - Class IB	836,497
Administrative fees	114,945
Recoupment fees	71,910
Professional fees	47,837
Custodian fees	46,013
Printing and mailing expenses	37,995
Trustees’ fees	5,503
Miscellaneous	11,195

Gross expenses	3,180,474
Less: Fees paid indirectly	(43,983)

Net expenses	3,136,491

NET INVESTMENT INCOME	1,651,717

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	27,552,139
Foreign currency transactions	(7,713)

Net realized gain	27,544,426

Change in unrealized depreciation on:
Securities	(5,898,359)
Foreign currency translations	(5,289)

Net change in unrealized depreciation	(5,903,648)

NET REALIZED AND UNREALIZED GAIN	21,640,778

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,292,495

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,651,717	$1,890,762
Net realized gain on investments and foreign currency transactions	27,544,426	15,379,942
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(5,903,648)	17,800,614

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,292,495	35,071,318

DIVIDENDS:
Dividends from net investment income
Class IA	(1,410)	(914)
Class IB	(1,660,338)	(1,858,247)

TOTAL DIVIDENDS	(1,661,748)	(1,859,161)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [6,731 and 769 shares, respectively]	63,923	6,633
Capital shares issued in reinvestment of dividends [139 and 98 shares, respectively]	1,410	914
Capital shares repurchased [(135) and (106) shares, respectively]	(1,301)	(918)

Total Class IA transactions	64,032	6,629

Class IB
Capital shares sold [3,492,790 and 5,294,568 shares, respectively]	33,381,163	45,886,225
Capital shares issued in reinvestment of dividends [164,275 and 198,909 shares, respectively]	1,660,338	1,858,247
Capital shares repurchased [(6,168,285) and (5,946,972) shares, respectively]	(59,271,532)	(51,589,896)

Total Class IB transactions	(24,230,031)	(3,845,424)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(24,165,999)	(3,838,795)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,535,252)	29,373,362
NET ASSETS:
Beginning of year	341,461,767	312,088,405

End of year (a)	$338,926,515	$341,461,767

__________

(a) Includes accumulated undistributed net investment income of	$1,087	$18,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Amortized Cost $1,506,507,563)	$1,506,507,563
Receivable from Separate Accounts for Trust shares sold	12,877,531
Dividends, interest and other receivables	480,544

Total assets	1,519,865,638

LIABILITIES
Overdraft Payable	10,236
Payable to Separate Accounts for Trust shares redeemed	6,810,551
Investment management fees payable	430,789
Distribution fees payable - Class IB	163,040
Administrative fees payable	89,831
Trustees’ fees payable	70,033
Accrued expenses	1,572,005

Total liabilities	9,146,485

NET ASSETS	$1,510,719,153

Net assets were comprised of:
Paid in capital	$1,510,816,884
Accumulated overdistributed net investment income	(1)
Accumulated net realized loss	(97,730)

Net assets	$1,510,719,153

Class IA
Net asset value, offering and redemption price per share, $737,535,295 / 737,523,103 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $773,183,858 / 773,183,837 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest	47,465,816

EXPENSES
Investment management fees	4,928,112
Distribution fees - Class IB	1,992,335
Administrative fees	410,593
Printing and mailing expenses	158,288
Professional fees	68,968
Trustees’ fees	25,191
Custodian fees	8,351
Miscellaneous	50,329

Total expenses	7,642,167

NET INVESTMENT INCOME	39,823,649

REALIZED GAIN
Net realized gain on investments	245

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,823,894

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$39,823,649	$13,425,428
Net realized gain on investments	245	184

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,823,894	13,425,612

DIVIDENDS:
Dividends from net investment income
Class IA	(19,386,514)	(6,697,706)
Class IB	(20,453,934)	(6,679,800)

TOTAL DIVIDENDS	(39,840,448)	(13,377,506)

CAPITAL SHARES TRANSACTIONS*:
Class IA
Capital shares sold [438,244,787 and 431,922,704 shares, respectively]	446,522,648	434,310,836
Capital shares issued in connection with merger (Note 9) [161,329,233 and 0 shares, respectively]	161,341,435	—
Capital shares issued in reinvestment of dividends [19,386,008 and 6,694,719 shares, respectively]	19,386,514	6,697,706
Capital shares repurchased [(479,465,008) and (545,018,573) shares, respectively]	(481,208,772)	(548,158,778)

Total Class IA transactions	146,041,825	(107,150,236)

Class IB
Capital shares sold [897,128,521 and 781,906,683 shares, respectively]	892,358,205	784,272,474
Capital shares issued in reinvestment of dividends [20,453,420 and 6,684,418 shares, respectively]	20,453,934	6,679,800
Capital shares repurchased [(919,083,741) and (955,366,987) shares, respectively]	(921,461,322)	(958,599,192)

Total Class IB transactions	(8,649,183)	(167,646,918)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	137,392,642	(274,797,154)

TOTAL INCREASE (DECREASE) IN NET ASSETS	137,376,088	(274,749,048)
NET ASSETS:
Beginning of year	1,373,343,065	1,648,092,113

End of year (a)	$1,510,719,153	$1,373,343,065

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(1)	$16,798

*	Share amounts prior to July 8, 2005 have been restated to reflect the effect of a stock split, as described in the Notes to Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $280,636,081)	$317,708,174
Receivable for securities sold	442,293
Dividends, interest and other receivables	347,407
Receivable from Separate Accounts for Trust shares sold	78,409
Other assets	91

Total assets	318,576,374

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	291,809
Payable for securities purchased	238,879
Investment management fees payable	206,793
Distribution fees payable - Class IB	66,364
Administrative fees payable	16,131
Trustees’ fees payable	1,843
Accrued expenses	103,876

Total liabilities	925,695

NET ASSETS	$317,650,679

Net assets were comprised of:
Paid in capital	$445,596,475
Accumulated undistributed net investment income	710
Accumulated net realized loss	(165,018,599)
Unrealized appreciation on investments	37,072,093

Net assets	$317,650,679

Class IA
Net asset value, offering and redemption price per share, $11,800,157 / 2,338,167 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.05

Class IB
Net asset value, offering and redemption price per share, $305,850,522 / 60,463,549 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.06

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$3,298,884
Interest	403,039

Total income	3,701,923

EXPENSES
Investment management fees	2,120,404
Distribution fees - Class IB	676,451
Administrative fees	107,218
Professional fees	44,472
Printing and mailing expenses	30,111
Custodian fees	15,917
Trustees’ fees	4,360
Miscellaneous	13,956

Gross expenses	3,012,889
Less: Fees paid indirectly	(65,439)

Net expenses	2,947,450

NET INVESTMENT INCOME	754,473

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	12,249,488
Net change in unrealized appreciation on securities	101,915

NET REALIZED AND UNREALIZED GAIN	12,351,403

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,105,876

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$754,473	$284,685
Net realized gain on investments	12,249,488	12,338,717
Net change in unrealized appreciation (depreciation) on investments	101,915	(2,390,103)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,105,876	10,233,299

DIVIDENDS:
Dividends from net investment income
Class IA	(57,209)	(358)
Class IB	(696,283)	(1,073,367)

TOTAL DIVIDENDS	(753,492)	(1,073,725)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [566,348 and 2,883,942 shares, respectively]	2,761,273	13,871,549
Capital shares issued in reinvestment of dividends [11,224 and 75 shares, respectively]	57,209	358
Capital shares repurchased [(1,123,422) and 0 shares, respectively]	(5,459,958)	—

Total Class IA transactions	(2,641,476)	13,871,907

Class IB
Capital shares sold [5,955,695 and 4,783,798 shares, respectively]	29,281,457	22,494,574
Capital shares issued in connection with merger (Note 9) [11,433,179 and 0 shares, respectively]	58,877,533	—
Capital shares issued in reinvestment of dividends [136,282 and 228,519 shares, respectively]	696,283	1,073,367
Capital shares repurchased [(10,886,126) and (8,400,598) shares, respectively]	(53,607,039)	(39,378,806)

Total Class IB transactions	35,248,234	(15,810,865)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	32,606,758	(1,938,958)

TOTAL INCREASE IN NET ASSETS	44,959,142	7,220,616
NET ASSETS:
Beginning of year	272,691,537	265,470,921

End of year (a)	$317,650,679	$272,691,537

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$710	$(271)

*	Class IA commenced operations on December 13, 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $438,891,843)	$438,216,637
Cash	219,218
Foreign cash (Cost $1,456,675)	1,450,892
Receivable for securities sold	69,854,311
Receivable from Separate Accounts for Trust shares sold	1,046,049
Dividends, interest and other receivables	587,495
Variation margin receivable on futures contracts	11,192
Other assets	390,617

Total assets	511,776,411

LIABILITIES
Payable for securities purchased	287,296,114
Payable for forward commitments	6,303,746
Payable to Separate Accounts for Trust shares redeemed	97,258
Investment management fees payable	52,689
Distribution fees payable - Class IB	44,129
Unrealized depreciation of forward foreign currency contracts	22,743
Options written, at value (Premiums received $10,800)	8,938
Administrative fees payable	7,149
Trustees’ fees payable	474
Accrued expenses	70,663

Total liabilities	293,903,903

NET ASSETS	$217,872,508

Net assets were comprised of:
Paid in capital	$221,418,955
Accumulated undistributed net investment income	4,855
Accumulated net realized loss	(2,626,290)
Unrealized depreciation on investments	(925,012)

Net assets	$217,872,508

Class IB
Net asset value, offering and redemption price per share, $217,872,508 / 21,478,757 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest (net of $3,482 foreign withholding tax)	$4,282,030

EXPENSES
Investment management fees	594,846
Distribution fees - Class IB	270,384
Administrative fees	58,170
Custodian fees	54,064
Professional fees	41,025
Printing and mailing expenses	11,243
Trustees’ fees	1,435
Miscellaneous	3,607

Gross expenses	1,034,774
Less: Waiver from investment advisor	(331,851)

Net expenses	702,923

NET INVESTMENT INCOME	3,579,107

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(2,170,801)
Options written	82,572
Futures	319,143
Foreign currency transactions	223,665

Net realized loss	(1,545,421)

Change in unrealized depreciation on:
Securities	(1,356,653)
Options written	(10,742)
Futures	(269,986)
Foreign currency translations	(37,183)

Net change in unrealized depreciation	(1,674,564)

NET REALIZED AND UNREALIZED LOSS	(3,219,985)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$359,122

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,579,107	$1,147,674
Net realized gain (loss) on investments and foreign currency transactions	(1,545,421)	1,578,450
Net change in unrealized depreciation on investments and foreign currency translations	(1,674,564)	(138,951)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	359,122	2,587,173

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(4,036,572)	(1,208,085)
Distributions from net realized capital gains	(636,555)	(1,657,577)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,673,127)	(2,865,662)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [18,241,793 and 1,400,567 shares, respectively]	188,913,624	14,666,111
Capital shares issued in reinvestment of dividends and distributions [456,812 and 278,032 shares, respectively]	4,673,127	2,865,662
Capital shares repurchased [(3,089,847) and (816,542) shares, respectively]	(31,911,624)	(8,494,184)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	161,675,127	9,037,589

TOTAL INCREASE IN NET ASSETS	157,361,122	8,759,100
NET ASSETS:
Beginning of year	60,511,386	51,752,286

End of year (a)	$217,872,508	$60,511,386

__________

(a) Includes accumulated undistributed net investment income of	$4,855	$169,801

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $1,251,059,531)	$1,242,543,803
Dividends, interest and other receivables	11,563,736
Receivable from Separate Accounts for Trust shares sold	2,692,048
Receivable for securities sold	337,122

Total assets	1,257,136,709

LIABILITIES
Overdraft payable	170
Payable to Separate Accounts for Trust shares redeemed	422,150
Investment management fees payable	371,910
Administrative fees payable	27,087
Distribution fees payable - Class IB	7,292
Trustees’ fees payable	1,200
Accrued expenses	56,311

Total liabilities	886,120

NET ASSETS	$1,256,250,589

Net assets were comprised of:
Paid in capital	$1,265,553,883
Accumulated undistributed net investment income	75,710
Accumulated net realized loss	(863,276)
Unrealized depreciation on investments	(8,515,728)

Net assets	$1,256,250,589

Class IA*
Net asset value, offering and redemption price per share, $1,219,936,359 / 122,723,572 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.94

Class IB
Net asset value, offering and redemption price per share, $36,314,230 / 3,651,313 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$17,915,411

EXPENSES
Investment management fees	1,939,053
Administrative fees	134,993
Distribution fees - Class IB	52,775
Professional fees	47,375
Printing and mailing expenses	37,224
Custodian fees	12,718
Trustees’ fees	4,113
Miscellaneous	3,561

Gross expenses	2,231,812
Less: Waiver from investment advisor	(455,540)

Net expenses	1,776,272

NET INVESTMENT INCOME	16,139,139

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(825,138)
Net change in unrealized depreciation on securities	(8,350,492)

NET REALIZED AND UNREALIZED LOSS	(9,175,630)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,963,509

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,139,139	$304,043
Net realized gain (loss) on investments	(825,138)	6,828
Net change in unrealized depreciation on investments	(8,350,492)	(117,779)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,963,509	193,092

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(15,737,758)	—
Class IB	(364,257)	(303,520)

	(16,102,015)	(303,520)

Distributions from net realized capital gains
Class IA	(2,308)	—
Class IB	(473)	—

	(2,781)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(16,104,796)	(303,520)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [124,275,353 and 0 shares, respectively]	1,244,651,686	—
Capital shares issued in reinvestment of dividends and distributions [1,584,765 and 0 shares, respectively]	15,740,066	—
Capital shares repurchased [(3,136,546) and 0 shares, respectively]	(31,411,819)	—

Total Class IA transactions	1,228,979,933	—

Class IB
Capital shares sold [3,178,681 and 506,339 shares, respectively]	31,798,896	5,087,446
Capital shares issued in reinvestment of dividends and distributions [36,700 and 30,628 shares, respectively]	364,730	303,520
Capital shares repurchased [(919,493) and (159,789) shares, respectively]	(9,193,823)	(1,605,570)

Total Class IB transactions	22,969,803	3,785,396

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,251,949,736	3,785,396

TOTAL INCREASE IN NET ASSETS	1,242,808,449	3,674,968
NET ASSETS:
Beginning of year	13,442,140	9,767,172

End of year (a)	$1,256,250,589	$13,442,140

__________

(a) Includes accumulated undistributed net investment income of	$75,710	$523

*	Class IA commenced operations on June 9, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $610,645,742) (Securities on loan at market value $151,975,931)	$699,019,972
Cash	12,056
Dividends, interest and other receivables	639,298
Receivable from Separate Accounts for Trust shares sold	581,405

Total assets	700,252,731

LIABILITIES
Collateral held for loaned securities	156,815,356
Payable to Separate Accounts for Trust shares redeemed	1,213,757
Investment management fees payable	116,535
Distribution fees payable - Class IB	111,398
Administrative fees payable	19,073
Variation margin payable on futures contracts	15,200
Trustees’ fees payable	6,687
Accrued expenses	73,253

Total liabilities	158,371,259

NET ASSETS	$541,881,472

Net assets were comprised of:
Paid in capital	$452,112,195
Accumulated undistributed net investment income	497,769
Accumulated undistributed net realized gain	1,003,828
Unrealized appreciation on investments	88,267,680

Net assets	$541,881,472

Class IA
Net asset value, offering and redemption price per share, $24,343,221 / 2,084,443 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.68

Class IB
Net asset value, offering and redemption price per share, $517,538,251 / 44,317,750 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.68

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $981 foreign withholding tax)	$6,249,068
Interest	174,040
Securities lending (net)	666,563

Total income	7,089,671

EXPENSES
Investment management fees	1,253,100
Distribution fees - Class IB	1,201,552
Administrative fees	160,078
Custodian fees	81,147
Printing and mailing expenses	56,931
Professional fees	50,860
Trustees’ fees	8,102
Miscellaneous	18,882

Total expenses	2,830,652

NET INVESTMENT INCOME	4,259,019

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	26,127,319
Futures	92,967

Net realized gain	26,220,286

Change in unrealized depreciation on:
Securities	(7,632,999)
Futures	(339,700)

Net change in unrealized depreciation	(7,972,699)

NET REALIZED AND UNREALIZED GAIN	18,247,587

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,506,606

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,259,019	$2,792,460
Net realized gain on investments and foreign currency transactions	26,220,286	18,669,530
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,972,699)	48,284,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,506,606	69,746,121

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(227,786)	(138,263)
Class IB	(3,529,609)	(2,452,349)

	(3,757,395)	(2,590,612)

Distributions from net realized capital gains
Class IA	(1,172,981)	(558,787)
Class IB	(25,230,633)	(14,741,257)

	(26,403,614)	(15,300,044)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(30,161,009)	(17,890,656)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [1,615,645 and 2,228,469 shares, respectively]	19,101,816	24,549,551
Capital shares issued in reinvestment of dividends and distributions [120,279 and 59,645 shares, respectively]	1,400,767	697,050
Capital shares repurchased [(1,198,718) and (1,453,777) shares, respectively]	(14,102,488)	(16,101,599)

Total Class IA transactions	6,400,095	9,145,002

Class IB
Capital shares sold [9,629,850 and 17,221,347 shares, respectively]	112,262,330	188,677,225
Capital shares issued in reinvestment of dividends and distributions [2,470,000 and 1,471,245 shares, respectively]	28,760,242	17,193,606
Capital shares repurchased [(8,265,489) and (8,745,534) shares, respectively]	(96,615,940)	(95,238,084)

Total Class IB transactions	44,406,632	110,632,747

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	50,806,727	119,777,749

TOTAL INCREASE IN NET ASSETS	43,152,324	171,633,214
NET ASSETS:
Beginning of year	498,729,148	327,095,934

End of year (a)	$541,881,472	$498,729,148

__________

(a) Includes accumulated undistributed net investment income of	$497,769	$62,989

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TCW EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $204,220,742)	$302,757,353
Cash	8,439
Receivable from Separate Accounts for Trust shares sold	233,799
Dividends, interest and other receivables	95,416

Total assets	303,095,007

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	305,723
Investment management fees payable	212,130
Distribution fees payable - Class IB	66,290
Administrative fees payable	11,757
Trustees’ fees payable	1,577
Accrued expenses	84,636

Total liabilities	682,113

NET ASSETS	$302,412,894

Net assets were comprised of:
Paid in capital	$350,223,130
Accumulated net investment loss	(1,385)
Accumulated net realized loss	(146,345,462)
Unrealized appreciation on investments	98,536,611

Net assets	$302,412,894

Class IB
Net asset value, offering and redemption price per share, $302,412,894 / 13,688,674 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.09

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$678,573
Interest	139,288

Total income	817,861

EXPENSES
Investment management fees	2,219,693
Distribution fees - Class IB	693,835
Administrative fees	106,097
Professional fees	45,090
Printing and mailing expenses	30,868
Custodian fees	28,339
Trustees’ fees	4,455
Recoupment fees	3,689
Miscellaneous	9,053

Gross expenses	3,141,119
Less: Fees paid indirectly	(5,889)

Net expenses	3,135,230

NET INVESTMENT LOSS	(2,317,369)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	3,918,402
Net change in unrealized appreciation on securities	9,635,956

NET REALIZED AND UNREALIZED GAIN	13,554,358

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,236,989

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,317,369)	$(2,284,081)
Net realized gain (loss) on investments	3,918,402	(17,890,565)
Net change in unrealized appreciation on investments	9,635,956	54,496,396

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,236,989	34,321,750

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [3,288,227 and 914,376 shares, respectively]	67,914,315	17,936,071
Capital shares repurchased [(3,045,951) and (2,585,995) shares, respectively]	(62,420,636)	(49,520,774)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,493,679	(31,584,703)

TOTAL INCREASE IN NET ASSETS	16,730,668	2,737,047
NET ASSETS:
Beginning of year	285,682,226	282,945,179

End of year (a)	$302,412,894	$285,682,226

__________

(a) Includes accumulated net investment loss of	$(1,385)	$(273)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $147,053,516)	$169,595,201
Receivable from Separate Accounts for Trust shares sold	377,584
Dividends, interest and other receivables	162,542
Receivable for securities sold	10,034

Total assets	170,145,361

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	136,450
Investment management fees payable	104,448
Distribution fees payable - Class IB	35,795
Administrative fees payable	7,389
Trustees’ fees payable	786
Accrued expenses	75,956

Total liabilities	360,824

NET ASSETS	$169,784,537

Net assets were comprised of:
Paid in capital	$180,585,940
Accumulated undistributed net investment income	11,838
Accumulated net realized loss	(33,354,926)
Unrealized appreciation on investments	22,541,685

Net assets	$169,784,537

Class IB
Net asset value, offering and redemption price per share, $169,784,537 / 28,211,258 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.02

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$2,509,227
Interest	99,127

Total income	2,608,354

EXPENSES
Investment management fees	1,092,998
Distribution fees - Class IB	364,333
Administrative fees	69,804
Professional fees	41,876
Custodian fees	22,768
Printing and mailing expenses	16,405
Trustees’ fees	2,290
Miscellaneous	5,615

Gross expenses	1,616,089
Less: Waiver from investment advisor	(85,522)
Fees paid indirectly	(21,537)

Net expenses	1,509,030

NET INVESTMENT INCOME	1,099,324

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	11,157,180
Net change in unrealized appreciation on securities	1,032,070

NET REALIZED AND UNREALIZED GAIN	12,189,250

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,288,574

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,099,324	$1,143,029
Net realized gain on investments	11,157,180	10,000,469
Net change in unrealized appreciation on investments	1,032,070	4,593,932

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,288,574	15,737,430

DIVIDENDS:
Class IB
Dividends from net investment income	(1,087,357)	(2,093,047)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [9,113,674 and 1,943,220 shares, respectively]	51,943,999	10,014,311
Capital shares issued in reinvestment of dividends [180,153 and 395,562 shares, respectively]	1,087,357	2,093,047
Capital shares repurchased [(4,957,962) and (4,113,540) shares, respectively]	(28,130,529)	(20,963,116)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	24,900,827	(8,855,758)

TOTAL INCREASE IN NET ASSETS	37,102,044	4,788,625
NET ASSETS:
Beginning of year	132,682,493	127,893,868

End of year (a)	$169,784,537	$132,682,493

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$11,838	$(129)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $115,019,880)	$116,572,182
Receivable from Separate Accounts for Trust shares sold	371,842
Dividends, interest and other receivables	145,511
Receivable for securities sold	117,123

Total assets	117,206,658

LIABILITIES
Payable for securities purchased	3,418,369
Investment management fees payable	44,104
Payable to Separate Accounts for Trust shares redeemed	32,961
Distribution fees payable - Class IB	22,588
Administrative fees payable	5,115
Trustees’ fees payable	100
Accrued expenses	51,589

Total liabilities	3,574,826

NET ASSETS	$113,631,832

Net assets were comprised of:
Paid in capital	$110,701,948
Accumulated undistributed net investment income	8,175
Accumulated undistributed net realized gain	1,369,407
Unrealized appreciation on investments	1,552,302

Net assets	$113,631,832

Class IA
Net asset value, offering and redemption price per share, $105,400 / 10,102 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.43

Class IB
Net asset value, offering and redemption price per share, $113,526,432 / 10,871,981 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.44

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2005*

INVESTMENT INCOME
Dividends	$773,437
Interest	164,133

Total income	937,570

EXPENSES
Investment management fees	224,125
Distribution fees - Class IB	86,032
Professional fees	40,664
Custodian fees	31,000
Administrative fees	28,897
Printing and mailing expenses	3,152
Trustees’ fees	349
Miscellaneous	2,504

Gross expenses	416,723
Less: Waiver from investment advisor	(71,997)
Fees paid indirectly	(3,529)

Net expenses	341,197

NET INVESTMENT INCOME	596,373

REALIZED AND UNREALIZED GAIN
Net Realized gain on securities	1,597,847
Change in unrealized appreciation on securities	1,552,302

NET REALIZED AND UNREALIZED GAIN	3,150,149

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,746,522

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2005* to December 31, 2005
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$596,373
Net realized gain on investments	1,597,847
Net change in unrealized appreciation on investments	1,552,302

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,746,522

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(851)
Class IB	(596,011)

(596,862)

Distributions from net realized capital gains
Class IA	(224)
Class IB	(228,216)

(228,440)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(825,302)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [102 shares]	1,075

Class IB
Capital shares sold [10,846,525 shares]	110,396,819
Capital shares issued in reinvestment of dividends and distributions [78,354 shares]	824,227
Capital shares repurchased [(342,898) shares]	(3,511,509)

Total Class IB transactions	107,709,537

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	107,710,612

TOTAL INCREASE IN NET ASSETS	110,631,832
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$113,631,832

__________

(a) Includes accumulated undistributed net investment income of	$8,175

*	The Portfolio commenced operations on April 29, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $953,467,353) (Securities on loan at market value $16,644,912)	$1,264,821,234
Cash	51,243,155
Foreign cash (Cost $5,089,664)	5,088,616
Receivable for securities sold	3,357,590
Receivable from Separate Accounts for Trust shares sold	3,298,627
Dividends, interest and other receivables	2,655,871

Total assets	1,330,465,093

LIABILITIES
Collateral held for loaned securities	17,916,279
Payable for securities purchased	2,531,794
Payable to Separate Accounts for Trust shares redeemed	2,303,225
Unrealized depreciation of forward foreign currency contracts	1,489,124
Investment management fees payable	1,212,583
Payable for deferred India taxes	850,275
Custody fees payable	564,558
Recoupment fees payable	283,990
Distribution fees payable - Class IB	233,216
Administrative fees payable	30,980
Trustees’ fees payable	10,320
Accrued expenses	39,236

Total liabilities	27,465,580

NET ASSETS	$1,302,999,513

Net assets were comprised of:
Paid in capital	$981,112,674
Accumulated overdistributed net investment income	(554,782)
Accumulated undistributed net realized gain	13,290,456
Unrealized appreciation on investments (net of India tax of $716,798 on unrealized appreciation on investments)	309,151,165

Net assets	$1,302,999,513

Class IA
Net asset value, offering and redemption price per share, $162,518,785 / 12,627,150 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.87

Class IB
Net asset value, offering and redemption price per share, $1,140,480,728 / 88,619,722 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.87

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends (net of $1,435,279 foreign withholding tax)	$18,868,661
Interest	248,987
Securities lending (net)	90,645

Total income	19,208,293

EXPENSES
Investment management fees	9,846,304
Distribution fees - Class IB	2,002,554
Custodian fees	1,882,778
Recoupment fees	1,085,745
Administrative fees	244,333
Printing and mailing expenses	92,649
Professional fees	59,897
Trustees’ fees	12,727
Miscellaneous	18,218

Gross expenses	15,245,205
Less: Fees paid indirectly	(169,224)

Net expenses	15,075,981

NET INVESTMENT INCOME	4,132,312

REALIZED AND UNREALIZED GAIN
Realized gain on:
Securities	98,476,134
Foreign currency transactions	448,008

Net realized gain	98,924,142

Change in unrealized appreciation on:
Securities (net of India tax of $716,798 on unrealized appreciation on investments)	167,146,228
Foreign currency translations	807,622

Net change in unrealized appreciation	167,953,850

NET REALIZED AND UNREALIZED GAIN	266,877,992

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$271,010,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31
	2005	2004
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,132,312	$2,751,026
Net realized gain on investments and foreign currency transactions	98,924,142	62,494,577
Net change in unrealized appreciation on investments and foreign currency translations	167,953,850	41,711,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	271,010,304	106,957,515

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,099,514)	(33,742)
Class IB	(5,068,991)	(3,419,961)

	(6,168,505)	(3,453,703)

Distributions from net realized capital gains
Class IA	(4,993,087)	—
Class IB	(35,575,105)	—

	(40,568,192)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(46,736,697)	(3,453,703)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [11,734,168 and 342,945 shares, respectively]	134,139,142	2,968,739
Capital shares issued in reinvestment of dividends and distributions [481,466 and 3,523 shares, respectively]	6,092,601	33,742
Capital shares repurchased [(44,764) and (11,574) shares, respectively]	(520,378)	(94,929)

Total Class IA transactions	139,711,365	2,907,552

Class IB
Capital shares sold [43,487,776 and 33,673,010 shares, respectively]	489,872,199	289,767,394
Capital shares issued in reinvestment of dividends and distributions [3,211,931 and 360,531 shares, respectively]	40,644,096	3,419,961
Capital shares repurchased [(19,247,232) and (20,450,657) shares, respectively]	(211,592,923)	(170,395,448)

Total Class IB transactions	318,923,372	122,791,907

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	458,634,737	125,699,459

TOTAL INCREASE IN NET ASSETS	682,908,344	229,203,271
NET ASSETS:
Beginning of year	620,091,169	390,887,898

End of year (a)	$1,302,999,513	$620,091,169

__________

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(554,782)	$86,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $48,094,102)	$51,188,693
Receivable from Separate Accounts for Trust shares sold	510,539
Dividends, interest and other receivables	16,332

Total assets	51,715,564

LIABILITIES
Payable for securities purchased	1,615,895
Payable to Separate Accounts for Trust shares redeemed	73,055
Distribution fees payable - Class IB	9,655
Investment management fees payable	6,135
Administrative fees payable	3,942
Recoupment fees payable	3,077
Trustees’ fees payable	35
Accrued expenses	52,326

Total liabilities	1,764,120

NET ASSETS	$49,951,444

Net assets were comprised of:
Paid in capital	$46,788,347
Accumulated net investment loss	(26)
Accumulated undistributed net realized gain	68,532
Unrealized appreciation on investments	3,094,591

Net assets	$49,951,444

Class IA
Net asset value, offering and redemption price per share, $125,057 / 10,000 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.51

Class IB
Net asset value, offering and redemption price per share, $49,826,387 / 3,991,027 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.48

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2005*

INVESTMENT INCOME
Dividends (net of $255 foreign withholding tax)	$57,063
Interest	31,191

Total income	88,254

EXPENSES
Investment management fees	91,271
Professional fees	40,253
Distribution fees - Class IB	32,404
Custodian fees	31,000
Administrative fees	23,708
Printing and mailing expenses	993
Trustees’ fees	118
Miscellaneous	2,505

Gross expenses	222,252
Less: Waiver from investment advisor	(85,445)
Fees paid indirectly	(4,180)

Net expenses	132,627

NET INVESTMENT LOSS	(44,373)

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	109,664
Net change in unrealized appreciation on securities	3,094,591

NET REALIZED AND UNREALIZED GAIN	3,204,255

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,159,882

STATEMENT OF CHANGES IN NET ASSETS

April 29, 2005* to December 31 2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(44,373)
Net realized gain on investments	109,664
Net change in unrealized appreciation on investments	3,094,591

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,159,882

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [4,426,377 shares]	52,402,224
Capital shares repurchased [(725,350) shares]	(8,610,662)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	43,791,562

TOTAL INCREASE IN NET ASSETS	46,951,444
NET ASSETS:
Beginning of period	3,000,000

End of period (a)	$49,951,444

__________

(a) Includes accumulated net investment loss of	$(26)

*	The Portfolio commenced operations on April 29, 2005.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value (Cost $13,549,367)	$14,006,006
Cash	952
Receivable from Separate Accounts for Trust shares sold	166,425
Receivable for securities sold	92,139
Receivable from investment manager	6,065
Dividends, interest and other receivables	1,966

Total assets	14,273,553

LIABILITIES
Payable for securities purchased	457,242
Payable to Separate Accounts for Trust shares redeemed	10,576
Administrative fees payable	3,684
Distribution fees payable - Class IB	2,768
Trustees’ fees payable	28
Accrued expenses	40,362

Total liabilities	514,660

NET ASSETS	$13,758,893

Net assets were comprised of:
Paid in capital	$13,273,956
Accumulated net investment loss	(24)
Accumulated undistributed net realized gain	28,322
Unrealized appreciation on investments	456,639

Net assets	$13,758,893

Class IA
Net asset value, offering and redemption price per share, $121,210 / 10,629 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.40

Class IB
Net asset value, offering and redemption price per share, $13,637,683 / 1,199,951 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.37

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$8,991
Interest	9,104

Total income	18,095

EXPENSES
Investment management fees	60,210
Professional fees	48,986
Printing and mailing expenses	35,780
Custodian fees	35,000
Administrative fees	32,317
Distribution fees - Class IB	17,428
Trustees’ fees	98
Miscellaneous	4,391

Gross expenses	234,210
Less: Waiver from investment advisor	(92,527)
Reimbursement from investment advisor	(49,875)
Fees paid indirectly	(13,687)

Net expenses	78,121

NET INVESTMENT LOSS	(60,026)

REALIZED AND UNREALIZED GAIN
Net realized gain on investments	741,391
Net change in unrealized appreciation on securities	70,062

NET REALIZED AND UNREALIZED GAIN	811,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$751,427

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2005	October 1, 2004* to December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(60,026)	$(8,171)
Net realized gain on investments	741,391	62,453
Net change in unrealized appreciation on investments	70,062	386,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	751,427	440,859

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(7,124)	—
Class IB	(700,225)	—

TOTAL DISTRIBUTIONS	(707,349)	—

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares issued in reinvestment of dividends [629 and 0 shares, respectively]	7,124	—

Class IB
Capital shares sold [1,365,533 and 24,695 shares, respectively]	15,535,426	271,522
Capital shares issued in reinvestment of dividends [61,779 and 0 shares, respectively]	700,225	—
Capital shares repurchased [(542,056) and 0 shares, respectively]	(6,240,341)	—

Total Class IB transactions	9,995,310	271,522

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,002,434	271,522

TOTAL INCREASE IN NET ASSETS	10,046,512	712,381
NET ASSETS:
Beginning of period	3,712,381	3,000,000

End of period (a)	$13,758,893	$3,712,381

__________

(a) Includes accumulated net investment loss of	$(24)	$(2)

*	The Portfolio commenced operations on October 1, 2004.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO(u)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2005 (e)		2004	2003 (e)		2002 (e)		2001 (e)
Net asset value, beginning of period	$19.28		$18.27		$15.28		$19.60		$24.19

Income from investment operations:
Net investment income	0.47		0.29		0.19		0.14		0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.53		1.25		2.99		(4.30)		(3.10)

Total from investment operations	1.00		1.54		3.18		(4.16)		(2.97)

Less distributions:
Dividends from net investment income	(0.57)		(0.53)		(0.19)		(0.16)		(0.48)
Distributions from realized gains	—		—		—		—		(1.14)

Total dividends and distributions	(0.57)		(0.53)		(0.19)		(0.16)		(1.62)

Net asset value, end of period	$19.71		$19.28		$18.27		$15.28		$19.60

Total return	5.15%		8.57%		20.91%		(21.20)%		(11.15)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$565,938		$639,576		$693,844		$663,595		$1,074,983
Ratio of expenses to average net assets:
After waivers	0.84%		1.05%		1.05%		0.88%		0.88%
After waivers and fees paid indirectly	0.74%		1.05%		1.04%		0.85%		0.84%
Before waivers and fees paid indirectly	0.94%		1.15%		1.05%		0.88%		0.88%
Ratio of net investment income to average net assets:
After waivers	2.31%		1.31%		1.13%		0.82%		0.56%
After waivers and fees paid indirectly	2.41%		1.31%		1.14%		0.85%		0.60%
Before waivers and fees paid indirectly	2.21%		1.21%		1.13%		0.82%		0.56%
Portfolio turnover rate	155	%(d)	67%		71%		109%		141%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02		$0.02	$	**	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE COMMON STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003	2002	2001 (e)
Net asset value, beginning of year	$17.49	$15.47	$10.49	$15.70	$17.98

Income from investment operations:
Net investment income	0.18	0.21	0.12	0.12	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.61	2.01	5.09	(5.32)	(1.97)

Total from investment operations	0.79	2.22	5.21	(5.20)	(1.85)

Less distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.23)	(0.01)	(0.11)
Distributions from realized gains	—	—	—	—	(0.32)

Total dividends and distributions	(0.19)	(0.20)	(0.23)	(0.01)	(0.43)

Net asset value, end of year	$18.09	$17.49	$15.47	$10.49	$15.70

Total return	4.52%	14.40%	49.89%	(33.15)%	(10.50)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,297,020	$7,847,618	$7,472,301	$5,382,662	$9,577,763
Ratio of expenses to average net assets:
After fees paid indirectly	0.50%	0.43%	0.52%	0.49%	N/A
Before fees paid indirectly	0.52%	0.52%	0.54%	0.54%	0.53%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.05%	1.23%	0.93%	0.82%	N/A
Before fees paid indirectly	1.03%	1.14%	0.91%	0.77%	0.67%
Portfolio turnover rate	38%	47%	92%	136%	40%

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001 (e)
Net asset value, beginning of year	$17.39	$15.38	$10.40	$15.61	$17.88

Income from investment operations:
Net investment income	0.14	0.15	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.60	2.02	5.06	(5.28)	(1.95)

Total from investment operations	0.74	2.17	5.14	(5.20)	(1.88)

Less distributions:
Dividends from net investment income	(0.14)	(0.16)	(0.16)	(0.01)	(0.07)
Distributions from realized gains	—	—	—	—	(0.32)

Total dividends and distributions	(0.14)	(0.16)	(0.16)	(0.01)	(0.39)

Net asset value, end of year	$17.99	$17.39	$15.38	$10.40	$15.61

Total return	4.27%	14.12%	49.58%	(33.34)%	(10.73)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,351,936	$2,320,683	$1,884,006	$1,124,684	$1,831,258
Ratio of expenses to average net assets:
After fees paid indirectly	0.75%	0.68%	0.77%	0.74%	N/A
Before fees paid indirectly	0.77%	0.77%	0.79%	0.79%	0.78%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.80%	0.98%	0.68%	0.57%	N/A
Before fees paid indirectly	0.78%	0.89%	0.66%	0.52%	0.43%
Portfolio turnover rate	38%	47%	92%	136%	40%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003	2002	2001 (e)
Net asset value, beginning of year	$18.42	$16.62	$12.87	$16.56	$17.70

Income from investment operations:
Net investment income	0.24	0.30	0.22	0.22	0.19
Net realized and unrealized gain (loss) on investments	0.83	1.80	3.73	(3.70)	(0.44)

Total from investment operations	1.07	2.10	3.95	(3.48)	(0.25)

Less distributions:
Dividends from net investment income	(0.24)	(0.30)	(0.20)	(0.21)	(0.17)
Distributions from realized gains	(0.58)	—	—	—	(0.72)

Total dividends and distributions	(0.82)	(0.30)	(0.20)	(0.21)	(0.89)

Net asset value, end of year	$18.67	$18.42	$16.62	$12.87	$16.56

Total return	5.80%	12.67%	30.72%	(21.03)%	(1.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,449,066	$1,473,864	$1,382,192	$1,126,754	$1,568,312
Ratio of expenses to average net assets:
After fees paid indirectly	0.58%	0.55%	0.60%	0.60%	N/A
Before fees paid indirectly	0.61%	0.61%	0.63%	0.64%	0.63%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.27%	1.69%	1.48%	1.38%	N/A
Before fees paid indirectly	1.24%	1.63%	1.45%	1.34%	1.08%
Portfolio turnover rate	50%	41%	49%	75%	81%

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001 (e)
Net asset value, beginning of year	$18.32	$16.52	$12.79	$16.47	$17.61

Income from investment operations:
Net investment income	0.19	0.24	0.15	0.16	0.13
Net realized and unrealized gain (loss) on investments	0.82	1.81	3.74	(3.66)	(0.42)

Total from investment operations	1.01	2.05	3.89	(3.50)	(0.29)

Less distributions:
Dividends from net investment income	(0.19)	(0.25)	(0.16)	(0.18)	(0.13)
Distributions from realized gains	(0.58)	—	—	—	(0.72)

Total dividends and distributions	(0.77)	(0.25)	(0.16)	(0.18)	(0.85)

Net asset value, end of year	$18.56	$18.32	$16.52	$12.79	$16.47

Total return	5.50%	12.45%	30.42%	(21.28)%	(1.52)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,499,927	$1,409,379	$1,124,808	$653,809	$673,499
Ratio of expenses to average net assets:
After fees paid indirectly	0.83%	0.80%	0.85%	0.85%	N/A
Before fees paid indirectly	0.86%	0.86%	0.88%	0.89%	0.88%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.02%	1.44%	1.23%	1.13%	N/A
Before fees paid indirectly	0.99%	1.38%	1.20%	1.09%	0.83%
Portfolio turnover rate	50%	41%	49%	75%	81%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003 (e)	2002	2001 (e)
Net asset value, beginning of year	$10.00	$10.11	$10.30	$9.88	$9.46

Income from investment operations:
Net investment income	0.34	0.32	0.26	0.27	0.37
Net realized and unrealized gain (loss) on investments	(0.19)	(0.09)	(0.02)	0.60	0.41

Total from investment operations	0.15	0.23	0.24	0.87	0.78

Less distributions:
Dividends from net investment income	(0.38)	(0.33)	(0.33)	(0.24)	(0.36)
Distributions from realized gains	—	(0.01)	(0.10)	(0.21)	—

Total dividends and distributions	(0.38)	(0.34)	(0.43)	(0.45)	(0.36)

Net asset value, end of year	$9.77	$10.00	$10.11	$10.30	$9.88

Total return	1.51%	2.13%	2.45%	8.81%	8.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$248,266	$296,399	$344,547	$391,662	$241,071
Ratio of expenses to average net assets	0.56%	0.56%	0.57%	0.59%	0.62%
Ratio of net investment income to average net assets	3.42%	2.95%	2.51%	3.20%	4.84%
Portfolio turnover rate	251%	274%	477%	622%	463%

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)	2002	2001 (e)
Net asset value, beginning of year	$9.94	$10.05	$10.24	$9.83	$9.43

Income from investment operations:
Net investment income	0.32	0.28	0.23	0.21	0.35
Net realized and unrealized gain (loss) on investments	(0.20)	(0.08)	(0.02)	0.64	0.39

Total from investment operations	0.12	0.20	0.21	0.85	0.74

Less distributions:
Dividends from net investment income	(0.35)	(0.30)	(0.30)	(0.23)	(0.34)
Distributions from realized gains	—	(0.01)	(0.10)	(0.21)	—

Total dividends and distributions	(0.35)	(0.31)	(0.40)	(0.44)	(0.34)

Net asset value, end of year	$9.71	$9.94	$10.05	$10.24	$9.83

Total return	1.24%	1.97%	2.10%	8.58%	7.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$542,787	$595,497	$630,578	$545,598	$204,870
Ratio of expenses to average net assets	0.81%	0.81%	0.82%	0.84%	0.87%
Ratio of net investment income to average net assets	3.17%	2.70%	2.26%	2.95%	4.59%
Portfolio turnover rate	251%	274%	477%	622%	463%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE INTERNATIONAL PORTFOLIO (g)(m)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$11.17	$9.62	$7.24	$8.03	$10.62

Income (loss) from investment operations:
Net investment income	0.18	0.13	0.11	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.56	1.64	2.43	(0.80)	(2.42)

Total from investment operations	1.74	1.77	2.54	(0.79)	(2.40)

Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.16)	—	—
Distributions from realized gains	—	—	—	—	(0.19)

Total dividends and distributions	(0.21)	(0.22)	(0.16)	—	(0.19)

Net asset value, end of year	$12.70	$11.17	$9.62	$7.24	$8.03

Total return	15.61%	18.51%	35.28%	(9.84)%	(22.88)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,330,210	$1,212,207	$1,091,319	$876,907	$167,610
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.85%	1.02%	N/A
After waivers and fees paid indirectly	0.84%	0.83%	0.85%	1.00%	N/A
Before waivers and fees paid indirectly	0.85%	0.85%	0.87%	1.04%	1.10%
Ratio of net investment income to average net assets:
After waivers	1.60%	1.28%	1.29%	0.60%	N/A
After waivers and fees paid indirectly	1.61%	1.30%	1.29%	0.62%	N/A
Before waivers and fees paid indirectly	1.60%	1.28%	1.27%	0.58%	0.17%
Portfolio turnover rate	67%	60%	59%	47%	77%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$— #	N/A	N/A

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$11.02	$9.50	$7.13	$7.94	$10.55

Income (loss) from investment operations:
Net investment income	0.15	0.10	0.07	0.01	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.53	1.61	2.44	(0.82)	(2.42)

Total from investment operations	1.68	1.71	2.51	(0.81)	(2.42)

Less distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.14)	—	—
Distributions from realized gains	—	—	—	—	(0.19)

Total dividends and distributions	(0.17)	(0.19)	(0.14)	—	(0.19)

Net asset value, end of year	$12.53	$11.02	$9.50	$7.13	$7.94

Total return	15.33%	18.10%	35.27%	(10.20)%	(23.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$930,307	$667,930	$488,571	$205,496	$36,054
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.27%	N/A
After waivers and fees paid indirectly	1.09%	1.08%	1.10%	1.25%	N/A
Before waivers and fees paid indirectly	1.10%	1.10%	1.12%	1.29%	1.35%
Ratio of net investment income to average net assets:
After waivers	1.35%	1.03%	1.04%	0.35%	N/A
After waivers and fees paid indirectly	1.36%	1.05%	1.04%	0.37%	N/A
Before waivers and fees paid indirectly	1.35%	1.03%	1.02%	0.33%	(0.08)%
Portfolio turnover rate	67%	60%	59%	47%	77%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$— #	N/A	N/A

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$6.81	$6.27	$5.07	$7.35	$9.65

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)	— #	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.06	0.55	1.20	(2.26)	(2.29)

Total from investment operations	1.04	0.54	1.20	(2.28)	(2.30)

Less distributions:
Distributions from realized gains	—	—	—	—	— #

Net asset value, end of year	$7.85	$6.81	$6.27	$5.07	$7.35

Total return	15.27%	8.61%	23.67%	(31.02)%	(23.83)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$294,078	$405,919	$355,205	$21,361	$39,076
Ratio of expenses to average net assets:
After waivers	0.80%	0.85%	0.90%	0.90%	0.90%
After waivers and fees paid indirectly	0.77%	0.79%	0.89%	0.89%	N/A
Before waivers and fees paid indirectly	0.95%	0.95%	0.95%	0.99%	0.96%
Ratio of net investment loss to average net assets:
After waivers	(0.25)%	(0.15)%	(0.10)%	(0.24)%	(0.15)%
After waivers and fees paid indirectly	(0.22)%	(0.09)%	(0.09)%	(0.23)%	N/A
Before waivers and fees paid indirectly	(0.40)%	(0.25)%	(0.15)%	(0.33)%	(0.21)%
Portfolio turnover rate	55%	77%	77%	99%	140%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.01	$— #	$0.01	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$6.72	$6.20	$5.03	$7.31	$9.62

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.02)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.03	0.54	1.19	(2.25)	(2.28)

Total from investment operations	1.00	0.52	1.17	(2.28)	(2.31)

Less distributions:
Distributions from realized gains	—	—	—	—	— #

Net asset value, end of year	$7.72	$6.72	$6.20	$5.03	$7.31

Total return	14.88%	8.39%	23.26%	(31.19)%	(24.01)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$801,981	$727,261	$725,650	$580,975	$924,331
Ratio of expenses to average net assets:
After waivers	1.05%	1.10%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly	1.02%	1.04%	1.14%	1.14%	N/A
Before waivers and fees paid indirectly	1.20%	1.20%	1.20%	1.24%	1.21%
Ratio of net investment loss to average net assets:
After waivers	(0.50)%	(0.40)%	(0.35)%	(0.49)%	(0.40)%
After waivers and fees paid indirectly	(0.47)%	(0.34)%	(0.34)%	(0.48)%	N/A
Before waivers and fees paid indirectly	(0.65)%	(0.50)%	(0.40)%	(0.58)%	(0.46)%
Portfolio turnover rate	55%	77%	77%	99%	140%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.01	$— #	$0.01	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE QUALITY BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003 (e)	2002 (e)	2001 (e)
Net asset value, beginning of year	$10.20	$10.25	$10.17	$9.81	$9.55

Income (loss) from investment operations:
Net investment income	0.36	0.26	0.24	0.32	0.57
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.12)	0.15	0.12	0.45	0.22

Total from investment operations	0.24	0.41	0.36	0.77	0.79

Less distributions:
Dividends from net investment income	(0.39)	(0.27)	(0.15)	(0.28)	(0.53)
Distributions from realized gains	(0.03)	(0.19)	(0.13)	(0.13)	—

Total dividends and distributions	(0.42)	(0.46)	(0.28)	(0.41)	(0.53)

Net asset value, end of year	$10.02	$10.20	$10.25	$10.17	$9.81

Total return	2.33%	3.95%	3.83%	7.91%	8.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,543,231	$1,627,106	$1,459,282	$341,209	$309,097
Ratio of expenses to average net assets	0.55%	0.56%	0.58%	0.62%	0.60%
Ratio of net investment income to average net assets	3.51%	2.55%	2.35%	3.16%	5.31%
Portfolio turnover rate	531%	659%	697%	755%	301%

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)	2002 (e)	2001 (e)
Net asset value, beginning of year	$10.15	$10.19	$10.12	$9.77	$9.52

Income (loss) from investment operations:
Net investment income	0.33	0.23	0.22	0.29	0.51
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.13)	0.16	0.11	0.46	0.25

Total from investment operations	0.20	0.39	0.33	0.75	0.76

Less distributions:
Dividends from net investment income	(0.36)	(0.24)	(0.13)	(0.27)	(0.51)
Distributions from realized gains	(0.03)	(0.19)	(0.13)	(0.13)	—

Total dividends and distributions	(0.39)	(0.43)	(0.26)	(0.40)	(0.51)

Net asset value, end of year	$9.96	$10.15	$10.19	$10.12	$9.77

Total return	1.95%	3.79%	3.56%	7.68%	8.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$465,584	$424,156	$367,273	$189,680	$46,843
Ratio of expenses to average net assets	0.80%	0.81%	0.83%	0.87%	0.85%
Ratio of net investment income to average net assets	3.26%	2.30%	2.10%	2.91%	4.97%
Portfolio turnover rate	531%	659%	697%	755%	301%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO(j)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003	2002	2001 (e)
Net asset value, beginning of year	$14.57	$12.75	$9.02	$12.90	$15.06

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.06)	(0.02)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	1.77	1.88	3.75	(3.82)	(1.89)

Total from investment operations	1.71	1.82	3.73	(3.88)	(1.95)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.21)

Net asset value, end of year	$16.28	$14.57	$12.75	$9.02	$12.90

Total return	11.74%	14.27%	41.35%	(30.08)%	(13.03)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$507,858	$493,124	$451,408	$317,679	$461,312
Ratio of expenses to average net assets:
After fees paid indirectly	0.76%	0.73%	0.78%	0.81%	N/A
Before fees paid indirectly	0.80%	0.81%	0.82%	0.83%	0.81%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.39)%	(0.48)%	(0.21)%	(0.55)%	N/A
Before fees paid indirectly	(0.43)%	(0.56)%	(0.25)%	(0.57)%	(0.49)%
Portfolio turnover rate	103%	81%	114%	110%	110%

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001 (e)
Net asset value, beginning of year	$14.29	$12.54	$8.90	$12.75	$14.92

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.09)	(0.04)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	1.73	1.84	3.68	(3.77)	(1.88)

Total from investment operations	1.64	1.75	3.64	(3.85)	(1.96)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.21)

Net asset value, end of year	$15.93	$14.29	$12.54	$8.90	$12.75

Total return	11.55%	13.96%	40.90%	(30.20)%	(13.28)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$692,269	$639,666	$552,216	$308,406	$387,833
Ratio of expenses to average net assets:
After fees paid indirectly	1.01%	0.98%	1.03%	1.06%	N/A
Before fees paid indirectly	1.05%	1.06%	1.07%	1.08%	1.06%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.64)%	(0.73)%	(0.46)%	(0.80)%	N/A
Before fees paid indirectly	(0.68)%	(0.81)%	(0.50)%	(0.82)%	(0.74)%
Portfolio turnover rate	103%	81%	114%	110%	110%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain on investments	0.17

Total from investment operations	0.21

Less distributions:
Dividend from net investment income	(0.05)

Net asset value, end of period	$10.16

Total return (b)	2.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.89%
Before waivers and reimbursements (a)	7.68%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.55%
Before waivers and reimbursements (a)	(5.24)%
Portfolio turnover rate	5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.17

Class IB	October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.17

Total from investment operations	0.20

Less distributions:
Dividend from net investment income	(0.02)

Net asset value, end of period	$10.18

Total return (b)	1.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,074
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.14%
Before waivers and reimbursements (a)	7.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.30%
Before waivers and reimbursements (a)	(5.49)%
Portfolio turnover rate	5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.17

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BEAR STEARNS SMALL COMPANY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)		2002 (e)		2001 (e)
Net asset value, beginning of year	$8.28	$7.36		$5.98		$7.87		$8.60

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.07)		(0.07)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.70	0.99		1.45		(1.84)		(0.38)

Total from investment operations	0.63	0.92		1.38		(1.89)		(0.43)

Less distributions:
Distributions from realized gains	(0.15)	—		—		—		(0.30)

Net asset value, end of year	$8.76	$8.28		$7.36		$5.98		$7.87

Total return	7.55%	12.50%		23.08%		(24.02)%		(3.80)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176,610	$93,964		$83,897		$66,203		$82,591
Ratio of expenses to average net assets:
After waivers	1.30%	1.30%		1.29%		1.12%		1.10%
After waivers and fees paid indirectly	1.30%	1.30%		1.29%		1.12%		1.10%
Before waivers and fees paid indirectly	1.37%	1.43%		1.29%		1.12%		1.10%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.85)%	(0.89)%		(1.03)%		(0.79)%		(0.62)%
After waivers and fees paid indirectly	(0.85)%	(0.89)%		(1.03)%		(0.79)%		(0.62)%
Before waivers and fees paid indirectly	(0.92)%	(1.02)%		(1.03)%		(0.79)%		(0.62)%
Portfolio turnover rate	273%	199%		85%		37%		40%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$	**	$	**	$	**
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO(f)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				May 18, 2001* to December 31, 2001
Class IA	2005 (e)	2004	2003	2002
Net asset value, beginning of period	$14.21	$12.77	$10.03	$11.77	$12.26

Income from investment operations:
Net investment income	0.26	0.20	0.18	0.18	0.11
Net realized and unrealized gain (loss) on investments	0.55	1.55	2.73	(1.76)	(0.26)

Total from investment operations	0.81	1.75	2.91	(1.58)	(0.15)

Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.17)	(0.16)	(0.13)
Distributions from realized gains	(0.30)	(0.09)	—	—	(0.21)

Total dividends and distributions	(0.51)	(0.31)	(0.17)	(0.16)	(0.34)

Net asset value, end of period	$14.51	$14.21	$12.77	$10.03	$11.77

Total return (b)	5.68%	13.74%	29.07%	(13.42)%	(1.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,329,984	$49,292	$32,274	$21,214	$18,000
Ratio of expenses to average net assets:
After waivers (a)	0.66%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.59%	0.70%	0.70%	0.69%	N/A
Before waivers and fees paid indirectly (a)	0.66%	0.70%	0.70%	0.73%	0.73%
Ratio of net investment income to average net assets:
After waivers (a)	1.74%	1.74%	1.82%	1.77%	1.69%
After waivers and fees paid indirectly (a)	1.81%	1.74%	1.82%	1.78%	N/A
Before waivers and fees paid indirectly (a)	1.74%	1.74%	1.82%	1.75%	1.66%
Portfolio turnover rate	16%	28%	21%	13%	90%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$14.20	$12.76	$10.03	$11.77	$11.73

Income from investment operations:
Net investment income	0.22	0.18	0.15	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.55	1.53	2.73	(1.74)	0.25

Total from investment operations	0.77	1.71	2.88	(1.60)	0.36

Less distributions:
Dividends from net investment income	(0.17)	(0.18)	(0.15)	(0.14)	(0.11)
Distributions from realized gains	(0.30)	(0.09)	—	—	(0.21)

Total dividends and distributions	(0.47)	(0.27)	(0.15)	(0.14)	(0.32)

Net asset value, end of year	$14.50	$14.20	$12.76	$10.03	$11.77

Total return	5.42%	13.46%	28.73%	(13.61)%	3.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,219,168	$2,006,001	$1,508,256	$800,212	$608,741
Ratio of expenses to average net assets:
After waivers	0.91%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.84%	0.95%	0.95%	0.94%	N/A
Before waivers and fees paid indirectly	0.91%	0.95%	0.95%	0.98%	0.98%
Ratio of net investment income to average net assets:
After waivers	1.49%	1.49%	1.57%	1.52%	1.40%
After waivers and fees paid indirectly	1.56%	1.49%	1.57%	1.53%	N/A
Before waivers and fees paid indirectly	1.49%	1.49%	1.57%	1.50%	1.37%
Portfolio turnover rate	16%	28%	21%	13%	90%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO(n)

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2005 (e)	December 13, 2004* to December 31, 2004 (e)
Net asset value, beginning of period	$6.06	$5.99

Income from investment operations:
Net investment income	0.12	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.27	0.15

Total from investment operations	0.39	0.16

Less distributions:
Dividends from net investment income	(0.10)	(0.09)

Net asset value, end of period	$6.35	$6.06

Total return (b)	6.47%	1.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$109,196	$117,151
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80	%(c)
After waivers and fees paid indirectly (a)	0.79%	0.80	%(c)
Before waivers and fees paid indirectly (a)	0.83%	0.89	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.90%	1.85	%(c)
After waivers and fees paid indirectly (a)	1.91%	1.85	%(c)
Before waivers and fees paid indirectly (a)	1.87%	1.76	%(c)
Portfolio turnover rate	92%	55%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$—	#

	Year Ended December 31,
Class IB	2005 (e)	2004 (e)	2003 (e)		2002 (e)		2001 (e)
Net asset value, beginning of year	$6.07	$5.27		$4.22		$5.02		$5.69

Income from investment operations:
Net investment income	0.10	0.09		0.08		0.07		0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.28	0.85		1.04		(0.81)		(0.69)

Total from investment operations	0.38	0.94		1.12		(0.74)		(0.62)

Less distributions:
Dividends from net investment income	(0.09)	(0.14)		(0.07)		(0.06)		(0.05)

Net asset value, end of year	$6.36	$6.07		$5.27		$4.22		$5.02

Total return	6.19%	17.88%		26.65%		(14.76)%		(10.75)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$260,079	$92,294		$48,094		$37,716		$40,506
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%		1.05%		0.90%		0.88%
After waivers and fees paid indirectly	1.04%	1.05%		N/A		N/A		N/A
Before waivers and fees paid indirectly	1.08%	1.21%		1.06%		0.90%		0.88%
Ratio of net investment income to average net assets:
After waivers	1.65%	1.60%		1.70%		1.44%		1.43%
After waivers and fees paid indirectly	1.66%	1.60%		N/A		N/A		N/A
Before waivers and fees paid indirectly	1.62%	1.44%		1.69%		1.44%		1.43%
Portfolio turnover rate	92%	55%		103%		35%		36%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$	**	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO(o)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			October 2, 2002* to December 31, 2002
Class IA	2005 (e)	2004	2003
Net asset value, beginning of period	$7.84	$7.55	$5.88	$5.64

Income (loss) from investment operations:
Net investment loss	— #	— #	(0.01)	— #
Net realized and unrealized gain on investments	0.70	0.29	1.68	0.24

Total from investment operations	0.70	0.29	1.67	0.24

Less distributions:
Distributions from realized gains	(0.28)	—	—	—

Net asset value, end of period	$8.26	$7.84	$7.55	$5.88

Total return (b)	8.92%	3.84%	28.40%	4.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74	$68	$65	$51
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.78%	0.75%	0.75%	0.70%
Before waivers and fees paid indirectly (a)	0.84%	0.94%	1.20%	1.82%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.02)%	— %‡‡	(0.20)%	(0.13)%
After waivers and fees paid indirectly (a)	— %‡‡	0.05%	(0.15)%	(0.03)%
Before waivers and fees paid indirectly (a)	(0.06)%	(0.14)%	(0.60)%	(1.15)%
Portfolio turnover rate	114%	38%	54%	130%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$0.01	$0.03	$0.02

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$7.79	$7.52	$5.88	$7.99	$9.64

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.70	0.28	1.66	(2.10)	(1.37)

Total from investment operations	0.68	0.27	1.64	(2.11)	(1.39)

Less distributions:
Distributions from realized gains	(0.28)	—	—	—	(0.26)

Net asset value, end of year	$8.19	$7.79	$7.52	$5.88	$7.99

Total return	8.72%	3.59%	27.89%	(26.41)%	(14.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$72,411	$47,244	$33,711	$11,064	$5,898
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.03%	1.00%	1.00%	0.95%	N/A
Before waivers and fees paid indirectly	1.09%	1.19%	1.45%	2.07%	2.36%
Ratio of net investment loss to average net assets:
After waivers	(0.27)%	(0.25)%	(0.45)%	(0.38)%	(0.33)%
After waivers and fees paid indirectly	(0.25)%	(0.20)%	(0.40)%	(0.28)%	N/A
Before waivers and fees paid indirectly	(0.31)%	(0.39)%	(0.85)%	(1.40)%	(1.64)%
Portfolio turnover rate	114%	38%	54%	130%	46%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.02	$0.04	$0.08

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			October 2, 2002* to December 31, 2002
Class IA	2005 (e)	2004	2003
Net asset value, beginning of period	$12.43	$11.84	$9.56	$9.28

Income from investment operations:
Net investment income	0.02	0.12	0.04	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.65	0.57	2.28	0.31

Total from investment operations	0.67	0.69	2.32	0.32

Less distributions:
Dividends from net investment income	(0.03)	(0.10)	(0.04)	(0.04)

Net asset value, end of period	$13.07	$12.43	$11.84	$9.56

Total return (b)	5.38%	5.81%	24.27%	3.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$131	$126	$117	$51
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.69%	0.42%	0.68%	0.67%
Before waivers and fees paid indirectly (a)	0.74%	0.74%	0.78%	0.77%
Ratio of net investment income to average net assets:
After waivers (a)	0.17%	0.71%	0.35%	0.33%
After waivers and fees paid indirectly (a)	0.18%	0.99%	0.37%	0.36%
Before waivers and fees paid indirectly (a)	0.13%	0.67%	0.27%	0.26%
Portfolio turnover rate	49%	133%	62%	147%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$0.01	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$12.46	$11.87	$9.58	$13.03	$17.24

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.09	0.01	0.01	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.64	0.56	2.29	(3.45)	(4.21)

Total from investment operations	0.63	0.65	2.30	(3.44)	(4.21)

Less distributions:
Dividends from net investment income	(0.03)	(0.06)	(0.01)	(0.01)	—

Net asset value, end of year	$13.06	$12.46	$11.87	$9.58	$13.03

Total return	5.04%	5.53%	24.05%	(26.39)%	(24.42)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$297,416	$254,282	$263,715	$199,462	$299,380
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.94%	0.67%	0.93%	0.92%	N/A
Before waivers and fees paid indirectly	0.99%	0.99%	1.03%	1.02%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.08)%	0.46%	0.10%	0.08%	(0.02)%
After waivers and fees paid indirectly	(0.07)%	0.74%	0.12%	0.11%	N/A
Before waivers and fees paid indirectly	(0.12)%	0.42%	0.02%	0.01%	(0.05)%
Portfolio turnover rate	49%	133%	62%	147%	95%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$— #	$0.01	$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			March 25, 2002* to December 31, 2002
Class IA	2005 (e)	2004	2003
Net asset value, beginning of period	$10.80	$9.64	$7.35	$8.77

Income (loss) from investment operations:
Net investment income	0.15	0.09	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.73	1.24	2.34	(1.35)

Total from investment operations	1.88	1.33	2.41	(1.30)

Less distributions:
Dividends from net investment income	(0.20)	(0.17)	(0.12)	(0.12)
Distributions from realized gains	(0.01)	—	—	—

Total dividends and distributions	(0.21)	(0.17)	(0.12)	(0.12)

Net asset value, end of period	$12.47	$10.80	$9.64	$7.35

Total return (b)	17.43%	13.86%	33.05%	(14.81)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$119,304	$74,741	$320	$84
Ratio of expenses to average net assets:
After waivers (a)	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly (a)	0.93%	0.92%	0.93%	0.92%
Before waivers and fees paid indirectly (a)	1.00%	1.02%	1.06%	1.14%
Ratio of net investment income to average net assets:
After waivers (a)	1.32%	0.98%	0.90%	0.76%
After waivers and fees paid indirectly (a)	1.34%	1.01%	0.92%	0.79%
Before waivers and fees paid indirectly (a)	1.27%	0.91%	0.79%	0.57%
Portfolio turnover rate	24%	19%	12%	23%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01	$0.01	$0.01

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$10.81	$9.64	$7.35	$8.77	$11.28

Income (loss) from investment operations:
Net investment income	0.12	0.08	0.05	0.06	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.73	1.23	2.34	(1.37)	(2.38)

Total from investment operations	1.85	1.31	2.39	(1.31)	(2.34)

Less distributions:
Dividends from net investment income	(0.17)	(0.14)	(0.10)	(0.11)	(0.14)
Distributions from realized gains	(0.01)	—	—	—	(0.03)

Total dividends and distributions	(0.18)	(0.14)	(0.10)	(0.11)	(0.17)

Net asset value, end of year	$12.48	$10.81	$9.64	$7.35	$8.77

Total return	17.12%	13.68%	32.54%	(15.00)%	(20.89)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$828,324	$609,846	$357,162	$125,521	$101,683
Ratio of expenses to average net assets:
After waivers	1.20%	1.20%	1.20%	1.20%	1.20%
After waivers and fees paid indirectly	1.18%	1.17%	1.18%	1.17%	N/A
Before waivers and fees paid indirectly	1.25%	1.27%	1.31%	1.39%	1.39%
Ratio of net investment income to average net assets:
After waivers	1.07%	0.73%	0.65%	0.51%	0.39%
After waivers and fees paid indirectly	1.09%	0.76%	0.67%	0.54%	N/A
Before waivers and fees paid indirectly	1.02%	0.66%	0.54%	0.32%	0.20%
Portfolio turnover rate	24%	19%	12%	23%	38%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.01	$0.01	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO(h)(p)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			March 25, 2002* to December 31, 2002
Class IA	2005 (e)	2004 (e)	2003
Net asset value, beginning of period	$11.86	$10.75	$8.22	$10.84

Income (loss) from investment operations:
Net investment income	0.09	0.10	0.05	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65	1.11	2.54	(2.71)

Total from investment operations	0.74	1.21	2.59	(2.60)

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.06)	(0.02)

Net asset value, end of period	$12.50	$11.86	$10.75	$8.22

Total return (b)	6.32%	11.28%	31.55%	(23.94)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,981	$523	$210	$82
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.69%	0.65%	0.68%	0.18%
Before waivers and fees paid indirectly (a)	0.70%	0.70%	0.72%	0.81%
Ratio of net investment income to average net assets:
After waivers (a)	0.72%	0.82%	0.63%	0.75%
After waivers and fees paid indirectly (a)	0.73%	0.87%	0.65%	1.27%
Before waivers and fees paid indirectly (a)	0.72%	0.82%	0.61%	0.64%
Portfolio turnover rate	30%	20%	24%	222%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$— #	$0.01

	Year Ended December 31,
Class IB	2005 (e)	2004 (e)	2003	2002	2001
Net asset value, beginning of year	$11.86	$10.76	$8.22	$10.93	$11.18

Income (loss) from investment operations:
Net investment income	0.06	0.07	0.03	0.04	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.66	1.10	2.55	(2.73)	(0.25)

Total from investment operations	0.72	1.17	2.58	(2.69)	(0.23)

Less distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.04)	(0.02)	(0.02)

Net asset value, end of year	$12.51	$11.86	$10.76	$8.22	$10.93

Total return	6.05%	10.89%	31.41%	(24.62)%	(2.04)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,025,615	$1,028,221	$877,404	$563,396	$111,944
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.94%	0.90%	0.93%	0.43%	N/A
Before waivers and fees paid indirectly	0.95%	0.95%	0.97%	1.06%	1.05%
Ratio of net investment income to average net assets:
After waivers	0.47%	0.57%	0.38%	0.50%	0.26%
After waivers and fees paid indirectly	0.48%	0.62%	0.40%	1.02%	N/A
Before waivers and fees paid indirectly	0.47%	0.57%	0.36%	0.39%	0.16%
Portfolio turnover rate	30%	20%	24%	222%	30%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$— #	$— #	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO(k)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			March 25, 2002* to December 31, 2002
Class IA	2005 (e)	2004	2003
Net asset value, beginning of period	$11.50	$10.57	$7.77	$10.12

Income (loss) from investment operations:
Net investment income	0.08	0.06	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.63	0.95	2.82	(2.35)

Total from investment operations	0.71	1.01	2.85	(2.30)

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.05)	(0.05)
Distributions from realized gains	(0.59)	—	—	—

Total dividends and distributions	(0.68)	(0.08)	(0.05)	(0.05)

Net asset value, end of period	$11.53	$11.50	$10.57	$7.77

Total return (b)	6.24%	9.58%	36.72%	(22.77)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,222	$4,152	$1,359	$93
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.69%	0.68%	0.68%	0.66%
Before waivers and fees paid indirectly (a)	0.70%	0.70%	0.72%	0.77%
Ratio of net investment income to average net assets:
After waivers (a)	0.70%	0.74%	0.60%	0.68%
After waivers and fees paid indirectly (a)	0.71%	0.76%	0.62%	0.72%
Before waivers and fees paid indirectly (a)	0.70%	0.74%	0.58%	0.61%
Portfolio turnover rate	31%	19%	15%	30%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$11.50	$10.57	$7.77	$10.22	$10.46

Income (loss) from investment operations:
Net investment income	0.05	0.05	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.63	0.93	2.81	(2.45)	(0.24)

Total from investment operations	0.68	0.98	2.83	(2.42)	(0.21)

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.03)	(0.03)	(0.03)
Distributions from realized gains	(0.59)	—	—	—	— #

Total dividends and distributions	(0.65)	(0.05)	(0.03)	(0.03)	(0.03)

Net asset value, end of year	$11.53	$11.50	$10.57	$7.77	$10.22

Total return	5.97%	9.30%	36.38%	(23.68)%	(2.01)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,137,003	$1,040,979	$752,983	$273,334	$198,364
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.94%	0.93%	0.93%	0.91%	N/A
Before waivers and fees paid indirectly	0.95%	0.95%	0.97%	1.02%	1.01%
Ratio of net investment income to average net assets:
After waivers	0.45%	0.49%	0.35%	0.43%	0.32%
After waivers and fees paid indirectly	0.46%	0.51%	0.37%	0.47%	N/A
Before waivers and fees paid indirectly	0.45%	0.49%	0.33%	0.36%	0.26%
Portfolio turnover rate	31%	19%	15%	30%	36%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$— #	$— #	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)		2002(e)		2001 (e)
Net asset value, beginning of year	$4.70	$4.82		$4.04		$4.34		$4.48

Income from investment operations:
Net investment income	0.32	0.35		0.33		0.36		0.40
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.19)	0.10		0.54		(0.30)		(0.14)

Total from investment operations	0.13	0.45		0.87		0.06		0.26

Less distributions:
Dividends from net investment income	(0.27)	(0.57)		(0.09)		(0.36)		(0.40)

Net asset value, end of year	$4.56	$4.70		$4.82		$4.04		$4.34

Total return	2.72%	9.70%		22.64%		1.51%		5.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,154	$86,676		$90,014		$77,130		$107,686
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%		0.79%		0.79%		0.77%
After waivers and fees paid indirectly	0.85%	N/A		N/A		N/A		N/A
Before waivers and fees paid indirectly	1.01%	0.97%		0.79%		0.79%		0.77%
Ratio of net investment income to average net assets:
After waivers	6.75%	6.61%		7.53%		8.61%		8.92%
After waivers and fees paid indirectly	6.75%	N/A		N/A		N/A		N/A
Before waivers and fees paid indirectly	6.59%	6.49%		7.53%		8.61%		8.92%
Portfolio turnover rate	50%	66%		60%		81%		73%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$	**	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003	2002	2001 (e)
Net asset value, beginning of year	$23.24	$21.38	$16.92	$22.05	$25.34

Income from investment operations:
Net investment income	0.37	0.39	0.28	0.26	0.26
Net realized and unrealized gain (loss) on investments	0.72	1.85	4.47	(5.15)	(3.28)

Total from investment operations	1.09	2.24	4.75	(4.89)	(3.02)

Less distributions:
Dividends from net investment income	(0.38)	(0.38)	(0.29)	(0.22)	(0.25)
Distributions from realized gains	(0.43)	—	—	(0.02)	(0.02)

Total dividends and distributions	(0.81)	(0.38)	(0.29)	(0.24)	(0.27)

Net asset value, end of year	$23.52	$23.24	$21.38	$16.92	$22.05

Total return	4.68%	10.50%	28.14%	(22.19)%	(11.95)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,560,845	$1,633,378	$1,560,563	$1,256,522	$1,775,556
Ratio of expenses to average net assets	0.30%	0.30%	0.31%	0.32%	0.31%
Ratio of net investment income to average net assets	1.57%	1.75%	1.48%	1.30%	1.08%
Portfolio turnover rate	7%	1%	— ‡%	8%	3%

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001 (e)
Net asset value, beginning of year	$23.13	$21.28	$16.84	$21.95	$25.22

Income from investment operations:
Net investment income	0.31	0.31	0.19	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.72	1.86	4.49	(5.09)	(3.26)

Total from investment operations	1.03	2.17	4.68	(4.91)	(3.06)

Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.24)	(0.18)	(0.19)
Distributions from realized gains	(0.43)	—	—	(0.02)	(0.02)

Total dividends and distributions	(0.75)	(0.32)	(0.24)	(0.20)	(0.21)

Net asset value, end of year	$23.41	$23.13	$21.28	$16.84	$21.95

Total return	4.42%	10.21%	27.83%	(22.39)%	(12.15)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,018,231	$1,951,348	$1,589,054	$860,185	$925,533
Ratio of expenses to average net assets	0.55%	0.55%	0.56%	0.57%	0.56%
Ratio of net investment income to average net assets	1.32%	1.50%	1.23%	1.05%	0.83%
Portfolio turnover rate	7%	1%	— ‡%	8%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.05
Net realized and unrealized loss on investments and foreign currency transactions	(0.28)

Total from investment operations	(0.23)

Net asset value, end of period	$9.77

Total return (b)	(2.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%
Before waivers and reimbursements (a)	6.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	2.11%
Before waivers and reimbursements (a)	(3.97)%
Portfolio turnover rate	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.15

Class IB	October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.04
Net realized and unrealized loss on investments and foreign currency transactions	(0.27)

Total from investment operations	(0.23)

Net asset value, end of period	$9.77

Total return (b)	(2.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.15%
Before waivers and reimbursements (a)	7.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.86%
Before waivers and reimbursements (a)	(4.22)%
Portfolio turnover rate	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.15

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	December 31,			October 2, 2002* to December 31, 2002
Class IA	2005 (e)	2004	2003
Net asset value, beginning of period	$8.98	$8.41	$6.08	$5.98

Income (loss) from investment operations:
Net investment income (loss)	0.01	0.05	— #	0.01
Net realized and unrealized gain on investments	0.36	0.57	2.33	0.09

Total from investment operations	0.37	0.62	2.33	0.10

Less distributions:
Dividends from net investment income	— #	(0.05)	—	—
Distributions from realized gains	(0.27)	—	—	—

Total dividends and distributions	(0.27)	(0.05)	—	—

Net asset value, end of period	$9.08	$8.98	$8.41	$6.08

Total return (b)	4.22%	7.35%	38.55%	1.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$186	$89	$75	$50
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.50%	0.32%	0.59%	0.51%
Before waivers and fees paid indirectly (a)	0.75%	0.76%	0.90%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.03)%	0.27%	(0.19)%	(0.04)%
After waivers and fees paid indirectly (a)	0.17%	0.65%	(0.08)%	0.15%
Before waivers and fees paid indirectly (a)	(0.08)%	0.21%	(0.39)%	(0.64)%
Portfolio turnover rate	131%	160%	161%	177%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$0.01	$0.01

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$8.95	$8.39	$6.07	$7.99	$9.63

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.03	(0.01)	— #	(0.02)
Net realized and unrealized gain (loss) on investments	0.36	0.55	2.33	(1.92)	(1.62)

Total from investment operations	0.35	0.58	2.32	(1.92)	(1.64)

Less distributions:
Dividends from net investment income	— #	(0.02)	—	—	— #
Distributions from realized gains	(0.27)	—	—	—	—

Total dividends and distributions	(0.27)	(0.02)	—	—	— #

Net asset value, end of year	$9.03	$8.95	$8.39	$6.07	$7.99

Total return	4.01%	6.97%	38.22%	(24.03)%	(17.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$194,341	$193,160	$109,660	$25,146	$13,506
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.75%	0.57%	0.84%	0.76%	N/A
Before waivers and fees paid indirectly	1.00%	1.01%	1.15%	1.54%	1.89%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.28)%	0.02%	(0.44)%	(0.29)%	(0.29)%
After waivers and fees paid indirectly	(0.08)%	0.40%	(0.33)%	(0.10)%	N/A
Before waivers and fees paid indirectly	(0.33)%	(0.04)%	(0.64)%	(0.89)%	(1.23)%
Portfolio turnover rate	131%	160%	161%	177%	227%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$0.01	$0.01	$0.03	$0.06

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	December 31,			March 25, 2002* to December 31, 2002
Class IA	2005 (e)	2004	2003
Net asset value, beginning of period	$11.13	$10.20	$7.08	$8.57

Income (loss) from investment operations:
Net investment income	0.02	0.05	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.69	1.59	3.11	(1.50)

Total from investment operations	0.71	1.64	3.12	(1.49)

Less distributions:
Dividends from net investment income	—	(0.07)	—	— #
Distributions from realized gains	(1.49)	(0.64)	—	—

Total dividends and distributions	(1.49)	(0.71)	—	— #

Net asset value, end of period	$10.35	$11.13	$10.20	$7.08

Total return (b)	6.63%	16.32%	44.07%	(17.37)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,551	$7,931	$2,835	$106
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly (a)	0.70%	0.71%	0.63%	0.66%
Before waivers and fees paid indirectly (a)	0.75%	0.76%	0.78%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.15%	0.62%	0.04%	0.02%
After waivers and fees paid indirectly (a)	0.20%	0.66%	0.16%	0.11%
Before waivers and fees paid indirectly (a)	0.15%	0.61%	0.01%	(0.06)%
Portfolio turnover rate	149%	123%	159%	214%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$11.08	$10.15	$7.07	$8.67	$10.02

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	(0.01)	— #	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.68	1.57	3.09	(1.60)	(1.35)

Total from investment operations	0.67	1.61	3.08	(1.60)	(1.34)

Less distributions:
Dividends from net investment income	—	(0.04)	—	— #	(0.01)
Distributions from realized gains	(1.49)	(0.64)	—	—	—

Total dividends and distributions	(1.49)	(0.68)	—	— #	(0.01)

Net asset value, end of year	$10.26	$11.08	$10.15	$7.07	$8.67

Total return	6.39%	16.01%	43.56%	(18.44)%	(13.42)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,340,515	$1,161,685	$792,096	$279,947	$177,447
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.95%	0.96%	0.88%	0.91%	N/A
Before waivers and fees paid indirectly	1.00%	1.01%	1.03%	1.08%	1.22%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.10)%	0.37%	(0.21)%	(0.23)%	0.26%
After waivers and fees paid indirectly	(0.05)%	0.41%	(0.09)%	(0.14)%	N/A
Before waivers and fees paid indirectly	(0.10)%	0.36%	(0.24)%	(0.31)%	0.04%
Portfolio turnover rate	149%	123%	159%	214%	231%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$— #	$— #	$— #	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FI MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)		2004 (e)	2003	2002	2001
Net asset value, beginning of year	$14.05		$13.09	$9.85	$11.61	$11.21

Income (loss) from investment operations:
Net investment income	0.09		0.03	0.09	0.11	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.51		2.20	3.22	(1.79)	0.36

Total from investment operations	1.60		2.23	3.31	(1.68)	0.48

Less distributions:
Dividends from net investment income	(0.10)		—	(0.07)	(0.08)	(0.08)
Distributions from realized gains	(1.54)		(1.27)	—	—	—

Total dividends and distributions	(1.64)		(1.27)	(0.07)	(0.08)	(0.08)

Net asset value, end of year	$14.01		$14.05	$13.09	$9.85	$11.61

Total return	11.62%		18.14%	33.58%	(14.49)%	4.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,535		$8,178	$26,522	$18,779	$18,087
Ratio of expenses to average net assets:
After waivers	0.79%		0.82%	0.85%	0.85%	0.85%
After waivers and fees paid indirectly	0.77%		0.80%	0.79%	0.83%	N/A
Before waivers and fees paid indirectly	0.79%		0.82%	0.85%	0.85%	0.86%
Ratio of net investment income to average net assets:
After waivers	0.60%		0.21%	0.75%	1.00%	1.28%
After waivers and fees paid indirectly	0.62%		0.23%	0.81%	1.02%	N/A
Before waivers and fees paid indirectly	0.60%		0.21%	0.75%	1.00%	1.27%
Portfolio turnover rate	55	%(d)	74%	160%	98%	106%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$—	$— #

	Year Ended December 31,
Class IB	2005 (e)		2004 (e)	2003	2002	2001
Net asset value, beginning of year	$14.00		$13.08	$9.84	$11.61	$11.22

Income (loss) from investment operations:
Net investment income	0.05		— #	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.50		2.19	3.22	(1.78)	0.39

Total from investment operations	1.55		2.19	3.28	(1.71)	0.45

Less distributions:
Dividends from net investment income	(0.06)		—	(0.04)	(0.06)	(0.06)
Distributions from realized gains	(1.54)		(1.27)	—	—	—

Total dividends and distributions	(1.60)		(1.27)	(0.04)	(0.06)	(0.06)

Net asset value, end of year	$13.95		$14.00	$13.08	$9.84	$11.61

Total return	11.31%		17.84%	33.36%	(14.77)%	4.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,730,041		$1,438,673	$1,097,892	$646,958	$429,560
Ratio of expenses to average net assets:
After waivers	1.04%		1.07%	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	1.02%		1.05%	1.04%	1.08%	N/A
Before waivers and fees paid indirectly	1.04%		1.07%	1.10%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers	0.35%		(0.04)%	0.50%	0.75%	1.03%
After waivers and fees paid indirectly	0.37%		(0.02)%	0.56%	0.77%	N/A
Before waivers and fees paid indirectly	0.35%		(0.04)%	0.50%	0.75%	1.02%
Portfolio turnover rate	55	%(d)	74%	160%	98%	106%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$—	$— #
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,		May 1, 2003* to December 31, 2003 (e)
Class IB	2005 (e)	2004
Net asset value, beginning of period	$11.37	$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.01		(0.02)
Net realized and unrealized gain on investments and foreign currency transactions	0.40	0.58		1.10

Total from investment operations	0.52	0.59		1.08

Less distributions:
Dividends from net investment income	(0.07)	(0.01)		—
Distributions from realized gains	(0.21)	(0.24)		(0.05)

Total dividends and distributions	(0.28)	(0.25)		(0.05)

Net asset value, end of period	$11.61	$11.37		$11.03

Total return (b)	4.54%	5.35%		10.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,040	$8,080		$3,325
Ratio of expenses to average net assets:
After waivers (a)	1.45%	1.45%		1.45%
After waivers and fees paid indirectly (a)	1.38%	1.45%		N/A
Before waivers and fees paid indirectly (a)	1.73%	2.36%		1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.93%	0.10%		(0.29)%
After waivers and fees paid indirectly (a)	1.00%	0.10%		N/A
Before waivers and fees paid indirectly (a)	0.65%	(0.81)%		(0.50)%
Portfolio turnover rate	179%	149%		87%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.03	$0.10	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)	2002 (e)	2001 (e)
Net asset value, beginning of year	$27.75	$23.56	$17.16	$19.59	$26.19

Income from investment operations:
Net investment income	0.13	0.01	— #	0.03	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.06	4.90	6.42	(1.87)	0.21

Total from investment operations	1.19	4.91	6.42	(1.84)	0.29

Less distributions:
Dividends from net investment income	(0.12)	— #	(0.02)	(0.07)	(0.07)
Distributions from realized gains	(1.91)	(0.72)	—	(0.52)	(6.82)

Total dividends and distributions	(2.03)	(0.72)	(0.02)	(0.59)	(6.89)

Net asset value, end of year	$26.91	$27.75	$23.56	$17.16	$19.59

Total return	4.33%	20.93%	37.43%	(9.25)%	5.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$586,954	$470,869	$396,914	$306,445	$359,270
Ratio of expenses to average net assets:
After waivers	1.10%	1.17%	1.08%	0.92%	0.90%
After waivers and fees paid indirectly	1.09%	1.16%	N/A	N/A	N/A
Before waivers and fees paid indirectly	1.10%	1.17%	1.08%	0.92%	0.90%
Ratio of net investment income to average net assets:
After waivers	0.45%	0.05%	0.01%	0.14%	0.35%
After waivers and fees paid indirectly	0.46%	0.06%	N/A	N/A	N/A
Before waivers and fees paid indirectly	0.45%	0.05%	0.01%	0.14%	0.35%
Portfolio turnover rate	22%	10%	8%	10%	29%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003 (e)	2002 (e)	2001 (e)
Net asset value, beginning of year	$11.16	$11.70	$11.82	$11.46	$11.29

Income from investment operations:
Net investment income	0.38	0.33	0.31	0.38	0.51
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.25)	(0.16)	(0.11)	0.35	0.21

Total from investment operations	0.13	0.17	0.20	0.73	0.72

Less distributions:
Dividends from net investment income	(0.40)	(0.66)	(0.32)	(0.37)	(0.55)
Distributions from realized gains	(0.01)	(0.05)	—	—	—

Total dividends and distributions	(0.41)	(0.71)	(0.32)	(0.37)	(0.55)

Net asset value, end of year	$10.88	$11.16	$11.70	$11.82	$11.46

Total return	1.30%	1.37%	1.70%	6.57%	6.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$107,313	$124,236	$132,972	$139,690	$86,351
Ratio of expenses to average net assets	0.68%	0.75%	0.66%	0.65%	0.62%
Ratio of net investment income to average net assets	3.36%	2.64%	2.61%	3.30%	4.48%
Portfolio turnover rate	76%	44%	32%	10%	20%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)		2004	2003 (e)		2002 (e)		2001 (e)
Net asset value, beginning of year	$10.69		$11.56		$11.83		$11.27		$10.97

Income from investment operations:
Net investment income	0.42		0.55		0.49		0.52		0.56
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.33)		(0.30)		(0.17)		0.49		0.34

Total from investment operations	0.09		0.25		0.32		1.01		0.90

Less distributions:
Dividends from net investment income	(0.49)		(1.10)		(0.59)		(0.45)		(0.60)
Distributions from realized gains	(0.18)		(0.02)		—		—		—

Total dividends and distributions	(0.67)		(1.12)		(0.59)		(0.45)		(0.60)

Net asset value, end of year	$10.11		$10.69		$11.56		$11.83		$11.27

Total return	0.89%		2.24%		2.67%		9.34%		8.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,085		$61,708		$73,772		$92,499		$73,368
Ratio of expenses to average net assets:
After waivers	0.75	%(c)	0.75%		0.66%		0.65%		0.62%
Before waivers	0.76	%(c)	0.78%		0.66%		0.65%		0.62%
Ratio of net investment income to average net assets:
After waivers	3.91	%(c)	3.91%		4.14%		4.56%		5.09%
Before waivers	3.90	%(c)	3.88%		4.14%		4.56%		5.09%
Portfolio turnover rate	49%		13%		14%		10%		19%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$— #	$	**	$	**	$	**

Class IB	June 20, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.77

Income from investment operations:
Net investment income	0.21
Net realized and unrealized loss on investments and foreign currency transactions	(0.21)

Total from investment operations	—	#

Less distributions:
Dividends from net investment income	(0.47)
Distributions from realized gains	(0.18)

Total dividends and distributions	(0.65)

Net asset value, end of period	$10.12

Total return (b)	(0.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$251
Ratio of expenses to average net assets:
After waivers (a)	1.00	%(c)
Before waivers (a)	1.01	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	3.66	%(c)
Before waivers (a)	3.65	%(c)
Portfolio turnover rate	49%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)	2002 (e)	2001 (e)
Net asset value, beginning of year	$4.68	$4.51	$3.46	$4.33	$6.94

Income (loss) from investment operations:
Net investment income	0.04	0.03	0.03	0.05	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.56	0.20	1.04	(0.89)	(2.02)

Total from investment operations	0.60	0.23	1.07	(0.84)	(2.00)

Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.02)	(0.03)	(0.04)
Distributions from realized gains	—	(0.01)	—	—	(0.57)

Total dividends and distributions	(0.07)	(0.06)	(0.02)	(0.03)	(0.61)

Net asset value, end of year	$5.21	$4.68	$4.51	$3.46	$4.33

Total return	12.98%	5.27%	30.94%	(19.46)%	(27.80)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$73,080	$53,426	$55,645	$44,152	$62,742
Ratio of expenses to average net assets:
After waivers	1.31%	1.32%	1.14%	1.06%	1.09%
After waivers and fees paid indirectly	1.14%	N/A	1.14%	1.06%	1.09%
Before waivers and fees paid indirectly	1.31%	1.32%	1.14%	1.06%	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers	0.62%	0.57%	0.85%	1.22%	0.30%
After waivers and fees paid indirectly	0.79%	N/A	0.85%	1.22%	0.30%
Before waivers and fees paid indirectly	0.62%	0.57%	0.85%	1.22%	0.30%
Portfolio turnover rate	131%	154%	54%	176%	95%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			March 25, 2002* to December 31, 2002
Class IA	2005 (e)	2004	2003
Net asset value, beginning of period	$6.39	$5.71	$4.53	$6.22

Income from investment operations:
Net investment income	0.01	0.03	— #	— #
Net realized and unrealized gain (loss) on investments	0.48	0.68	1.18	(1.69)

Total from investment operations	0.49	0.71	1.18	(1.69)

Less distributions:
Dividends from net investment income	— #	(0.03)	—	—

Net asset value, end of period	$6.88	$6.39	$5.71	$4.53

Total return (b)	7.67%	12.46%	26.05%	(27.17)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$606	$206	$152	$72
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.90%	0.90%	0.90%
After waivers and fees paid indirectly (a)	0.89%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.97%	0.98%	0.99%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.15%	0.51%	0.03%	0.03%
After waivers and fees paid indirectly (a)	0.16%	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.08%	0.43%	(0.06)%	(0.08)%
Portfolio turnover rate	45%	64%	42%	45%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year.	$6.37	$5.69	$4.52	$6.49	$8.42

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.01	— #	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.47	0.68	1.17	(1.96)	(1.92)

Total from investment operations	0.46	0.69	1.17	(1.97)	(1.93)

Less distributions:
Dividends from net investment income	— #	(0.01)	—	—	— #

Net asset value, end of year	$6.83	$6.37	$5.69	$4.52	$6.49

Total return	7.22%	12.22%	25.88%	(30.35)%	(22.91)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$357,997	$312,237	$260,330	$161,566	$163,096
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly	1.14%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly	1.22%	1.23%	1.24%	1.26%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.10)%	0.26%	(0.22)%	(0.22)%	(0.27)%
After waivers and fees paid indirectly	(0.09)%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly	(0.17)%	0.18%	(0.31)%	(0.33)%	(0.41)%
Portfolio turnover rate	45%	64%	42%	45%	27%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	December 31,			March 25, 2002* to December 31, 2002
Class IA	2005 (e)	2004 (e)	2003 (e)
Net asset value, beginning of period	$11.14	$11.18	$11.19	$10.77

Income from investment operations:
Net investment income	0.42	0.33	0.34	0.41
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.14)	0.15	0.06	0.61

Total from investment operations	0.28	0.48	0.40	1.02

Less distributions:
Dividends from net investment income	(0.40)	(0.32)	(0.34)	(0.43)
Distributions from realized gains	(0.02)	(0.20)	(0.07)	(0.17)

Total dividends and distributions	(0.42)	(0.52)	(0.41)	(0.60)

Net asset value, end of period	$11.00	$11.14	$11.18	$11.19

Total return (b)	2.50%	4.31%	3.62%	9.53%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,367	$5,715	$2,122	$131
Ratio of expenses to average net assets:
After waivers (a)	0.49%	0.50%	0.52%	0.55%
Before waivers (a)	0.49%	0.50%	0.52%	0.55%
Ratio of net investment income to average net assets:
After waivers (a)	3.75%	2.93%	2.98%	4.77%
Before waivers (a)	3.75%	2.93%	2.98%	4.77%
Portfolio turnover rate	588%	560%	464%	166%

	Year Ended December 31,
Class IB	2005 (e)	2004 (e)	2003 (e)	2002	2001
Net asset value, beginning of year	$11.15	$11.19	$11.19	$10.76	$10.51

Income from investment operations:
Net investment income	0.39	0.30	0.31	0.40	0.46
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.14)	0.15	0.08	0.61	0.45

Total from investment operations	0.25	0.45	0.39	1.01	0.91

Less distributions:
Dividends from net investment income	(0.37)	(0.29)	(0.32)	(0.41)	(0.46)
Distributions from realized gains	(0.02)	(0.20)	(0.07)	(0.17)	(0.20)

Total dividends and distributions	(0.39)	(0.49)	(0.39)	(0.58)	(0.66)

Net asset value, end of year	$11.01	$11.15	$11.19	$11.19	$10.76

Total return	2.24%	4.13%	3.38%	9.52%	7.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,392,453	$1,208,076	$1,081,959	$768,461	$429,056
Ratio of expenses to average net assets:
After waivers	0.74%	0.75%	0.77%	0.80%	0.80%
Before waivers	0.74%	0.75%	0.77%	0.80%	0.81%
Ratio of net investment income to average net assets:
After waivers	3.50%	2.68%	2.73%	4.52%	5.18%
Before waivers	3.50%	2.68%	2.73%	4.52%	5.17%
Portfolio turnover rate	588%	560%	464%	166%	211%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31,			October 2, 2002* to December 31, 2002
	2005 (e)	2004	2003
Net asset value, beginning of period	$12.30	$11.23	$8.97	$8.41

Income from investment operations:
Net investment income	0.20	0.19	0.15	0.04
Net realized and unrealized gain on investments and foreign currency transactions	0.32	1.07	2.27	0.68

Total from investment operations	0.52	1.26	2.42	0.72

Less distributions:
Dividends from net investment income	(0.23)	(0.19)	(0.16)	(0.16)

Net asset value, end of period	$12.59	$12.30	$11.23	$8.97

Total return (b)	4.21%	11.21%	27.04%	8.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$399	$129	$108	$53
Ratio of expenses to average net assets:
After waivers (a)	0.67%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.67%	0.51%	0.68%	0.69%
Before waivers and fees paid indirectly (a)	0.67%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets:
After waivers (a)	1.58%	1.53%	1.67%	1.54%
After waivers and fees paid indirectly (a)	1.58%	1.72%	1.69%	1.55%
Before waivers and fees paid indirectly (a)	1.58%	1.53%	1.67%	1.54%
Portfolio turnover rate	67%	91%	43%	42%

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$12.32	$11.26	$8.99	$11.28	$12.22

Income from investment operations:
Net investment income	0.16	0.17	0.14	0.13	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.33	1.04	2.27	(2.28)	(0.94)

Total from investment operations	0.49	1.21	2.41	(2.15)	(0.83)

Less distributions:
Dividends from net investment income	(0.20)	(0.15)	(0.14)	(0.14)	(0.11)

Net asset value, end of year	$12.61	$12.32	$11.26	$8.99	$11.28

Total return	3.94%	10.81%	26.81%	(19.07)%	(6.73)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$602,237	$642,993	$613,776	$470,799	$589,382
Ratio of expenses to average net assets:
After waivers	0.92%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.92%	0.76%	0.93%	0.94%	N/A
Before waivers and fees paid indirectly	0.92%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets:
After waivers	1.33%	1.28%	1.42%	1.29%	1.01%
After waivers and fees paid indirectly	1.33%	1.47%	1.44%	1.30%	N/A
Before waivers and fees paid indirectly	1.33%	1.28%	1.42%	1.29%	1.01%
Portfolio turnover rate	67%	91%	43%	42%	89%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	December 31,			October 2, 2002* to December 31, 2002
	2005 (e)	2004	2003
Net asset value, beginning of period	$14.02	$13.29	$9.76	$9.25

Income from investment operations:
Net investment income	0.06	0.07	0.10	0.02
Net realized and unrealized gain on investments	0.61	2.20	3.55	0.53

Total from investment operations	0.67	2.27	3.65	0.55

Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.06)	(0.04)
Distributions from realized gains	(1.26)	(1.49)	(0.06)	—

Total dividends and distributions	(1.32)	(1.54)	(0.12)	(0.04)

Net asset value, end of period	$13.37	$14.02	$13.29	$9.76

Total return (b)	4.94%	17.45%	37.69%	5.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$523,308	$281,509	$177,723	$57
Ratio of expenses to average net assets:
After waivers (a)	0.79%	0.80%	0.85%	0.85%
After waivers and fees paid indirectly (a)	0.70%	0.61%	0.75%	0.81%
Before waivers and fees paid indirectly (a)	0.79%	0.80%	0.85%	0.86%
Ratio of net investment income to average net assets:
After waivers (a)	0.37%	0.37%	0.70%	0.64%
After waivers and fees paid indirectly (a)	0.46%	0.56%	0.80%	0.68%
Before waivers and fees paid indirectly (a)	0.37%	0.37%	0.70%	0.63%
Portfolio turnover rate	90%	96%	69%	86%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)	2002	2001
Net asset value, beginning of year	$14.02	$13.30	$9.77	$11.52	$10.76

Income (loss) from investment operations:
Net investment income	0.03	0.03	0.06	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.62	2.19	3.57	(1.61)	1.82

Total from investment operations	0.65	2.22	3.63	(1.58)	1.87

Less distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.04)	(0.02)	(0.04)
Distributions from realized gains	(1.26)	(1.49)	(0.06)	(0.15)	(1.07)

Total dividends and distributions	(1.29)	(1.50)	(0.10)	(0.17)	(1.11)

Net asset value, end of year	$13.38	$14.02	$13.30	$9.77	$11.52

Total return	4.75%	17.06%	37.42%	(13.87)%	17.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,153,566	$1,042,729	$689,540	$298,035	$175,167
Ratio of expenses to average net assets:
After waivers	1.04%	1.05%	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	0.95%	0.86%	1.00%	1.06%	N/A
Before waivers and fees paid indirectly	1.04%	1.05%	1.10%	1.11%	1.13%
Ratio of net investment income to average net assets:
After waivers	0.12%	0.12%	0.45%	0.39%	0.54%
After waivers and fees paid indirectly	0.21%	0.31%	0.55%	0.43%	N/A
Before waivers and fees paid indirectly	0.12%	0.12%	0.45%	0.38%	0.51%
Portfolio turnover rate	90%	96%	69%	86%	91%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LEGG MASON VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.47

Total from investment operations	0.48

Less distributions:
Dividends from net investment income	(0.03)

Net asset value, end of period	$10.45

Total return (b)	4.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$105
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.74%
Before waivers, reimbursements, and fees paid indirectly (a)	3.64%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.35%
After waivers, reimbursements, and fees paid indirectly (a)	0.36%
Before waivers, reimbursements, and fees paid indirectly (a)	(2.54)%
Portfolio turnover rate	— %‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07

Class IB	October 3, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	— #
Net realized and unrealized gain on investments and foreign currency transactions	0.47

Total from investment operations	0.47

Less distributions:
Dividends from net investment income	— #

Net asset value, end of period	$10.47

Total return (b)	4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$32,087
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.99%
Before waivers, reimbursements, and fees paid indirectly (a)	3.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.10%
After waivers, reimbursements, and fees paid indirectly (a)	0.11%
Before waivers, reimbursements, and fees paid indirectly (a)	(2.79)%
Portfolio turnover rate	— %‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)		2004	2003 (e)		2002 (e)		2001 (e)
Net asset value, beginning of year	$13.54		$14.37		$14.53		$13.38		$13.27

Income from investment operations:
Net investment income	0.60		0.77		0.69		0.68		0.70
Net realized and unrealized gain on investments and foreign currency transactions	(0.19)		0.32		— #		1.10		0.12

Total from investment operations	0.41		1.09		0.69		1.78		0.82

Less distributions:
Dividends from net investment income	(0.29)		(1.50)		(0.84)		(0.63)		(0.71)
Distributions from realized gains	(0.12)		(0.42)		(0.01)		—		—

Total dividends and distributions	(0.41)		(1.92)		(0.85)		(0.63)		(0.71)

Net asset value, end of year	$13.54		$13.54		$14.37		$14.53		$13.38

Total return	3.03%		7.92%		4.81%		14.06%		6.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$537,340		$100,561		$108,325		$118,939		$131,717
Ratio of expenses to average net assets:
After waivers	0.60	%(c)	0.75%		0.66%		0.64%		0.62%
After waivers and fees paid indirectly	0.60	%(c)	N/A		0.66%		0.64%		0.62%
Before waivers and fees paid indirectly	0.60	%(c)	0.75%		0.66%		0.64%		0.62%
Ratio of net investment income to average net assets:
After waivers	4.36	%(c)	4.69%		4.65%		5.03%		5.25%
After waivers and fees paid indirectly	4.36	%(c)	N/A		4.65%		5.03%		5.25%
Before waivers and fees paid indirectly	4.36	%(c)	4.69%		4.65%		5.03%		5.25%
Portfolio turnover rate	69%		36%		18%		30%		39%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$— #	$	**	$	**	$	**

Class IB	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$13.77

Income from investment operations:
Net investment income	0.38
Net realized and unrealized gain on investments and foreign currency transactions	(0.23)

Total from investment operations	0.15

Less distributions:
Dividends from net investment income	(0.25)
Distributions from realized gains	(0.12)

Total dividends and distributions	(0.37)

Net asset value, end of period	$13.55

Total return (b)	1.13%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$58,672
Ratio of expenses to average net assets (a)	0.85	%(c)
Ratio of net investment income to average net assets (a)	4.11	%(c)
Portfolio turnover rate	69%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain on investments and foreign currency transactions	0.66

Total from investment operations	0.76

Less distributions:
Dividends from net investment income	(0.07)
Distributions from realized gains	(0.02)

Total dividends and distributions	(0.09)

Net asset value, end of period	$10.67

Total return (b)	7.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$108
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.72%
Before waivers, reimbursements, and fees paid indirectly (a)	1.50%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.43%
After waivers, reimbursements, and fees paid indirectly (a)	1.46%
Before waivers, reimbursements, and fees paid indirectly (a)	0.68%
Portfolio turnover rate	19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

Class IB	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain on investments and foreign currency transactions	0.66

Total from investment operations	0.74

Less distributions:
Dividends from net investment income	(0.04)
Distributions from realized gains	(0.02)

Total dividends and distributions	(0.06)

Net asset value, end of period	$10.68

Total return (b)	7.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,230
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.97%
Before waivers, reimbursements, and fees paid indirectly (a)	1.75%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.18%
After waivers, reimbursements, and fees paid indirectly (a)	1.21%
Before waivers, reimbursements, and fees paid indirectly (a)	0.43%
Portfolio turnover rate	19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain on investments	0.67

Total from investment operations	0.75

Less distributions:
Dividends from net investment income	(0.06)

Net asset value, end of period	$10.69

Total return (b)	7.53%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$107
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.74%
Before waivers, reimbursements, and fees paid indirectly (a)	1.89%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.12%
After waivers, reimbursements, and fees paid indirectly (a)	1.13%
Before waivers, reimbursements, and fees paid indirectly (a)	(0.02)%
Portfolio turnover rate	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.08

Class IB	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	0.67

Total from investment operations	0.73

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$10.69

Total return (b)	7.36%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27,015
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.99%
Before waivers, reimbursements, and fees paid indirectly (a)	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.87%
After waivers, reimbursements, and fees paid indirectly (a)	0.88%
Before waivers, reimbursements, and fees paid indirectly (a)	(0.27)%
Portfolio turnover rate	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.08

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain on investments	1.30

Total from investment operations	1.38

Less distributions:
Dividends from net investment income	(0.06)
Distributions from realized gains	(0.04)

Total dividends and distributions	(0.10)

Net asset value, end of period	$11.28

Total return (b)	13.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$114
Ratio of expenses to average net assets:
After waivers (a)	0.80%
After waivers and fees paid indirectly (a)	0.76%
Before waivers and fees paid indirectly (a)	1.02%
Ratio of net investment income to average net assets:
After waivers (a)	1.03%
After waivers and fees paid indirectly (a)	1.07%
Before waivers and fees paid indirectly (a)	0.81%
Portfolio turnover rate	19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02

Class IB	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	1.30

Total from investment operations	1.36

Less distributions:
Dividends from net investment income	(0.03)
Distributions from realized gains	(0.04)

Total dividends and distributions	(0.07)

Net asset value, end of period	$11.29

Total return (b)	13.63%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$123,436
Ratio of expenses to average net assets:
After waivers (a)	1.05%
After waivers and fees paid indirectly (a)	1.01%
Before waivers and fees paid indirectly (a)	1.27%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.78%
After waivers and fees paid indirectly (a)	0.82%
Before waivers and fees paid indirectly (a)	0.56%
Portfolio turnover rate	19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO(q)

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	December 31,			October 2, 2002* to December 31, 2002
	2005 (e)	2004	2003
Net asset value, beginning of period	$14.67	$13.24	$10.07	$10.43

Income (loss) from investment operations:
Net investment income	0.03	0.01	— #	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.56	1.42	3.17	(0.36)

Total from investment operations	1.59	1.43	3.17	(0.36)

Less distributions:
Dividends from net investment income	(0.01)	—	—	—
Distributions from realized gains	(0.39)	—	—	—

Total dividends and distributions	(0.40)	—	—	—

Net asset value, end of period	$15.86	$14.67	$13.24	$10.07

Total return (b)	10.98%	10.80%	31.48%	(3.45)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,014,881	$579,357	$338,365	$77
Ratio of expenses to average net assets:
After waivers (a)	0.90%	0.90%	0.90%	0.90%
After waivers and fees paid indirectly (a)	0.89%	0.87%	0.85%	0.85%
Before waivers and fees paid indirectly (a)	0.92%	0.94%	0.97%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.19%	0.05%	(0.07)%	(0.11)%
After waivers and fees paid indirectly (a)	0.20%	0.08%	(0.02)%	(0.06)%
Before waivers and fees paid indirectly (a)	0.17%	0.01%	(0.14)%	(0.29)%
Portfolio turnover rate	66%	96%	72%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$0.01	$— #	$— #

Class IB	Year Ended December 31,				August 31, 2001* to December 31, 2001
	2005 (e)	2004	2003	2002
Net asset value, beginning of period	$14.59	$13.20	$10.07	$11.39	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)†	(0.02)	(0.02)	(0.01)	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.56	1.41	3.15	(1.30)	1.39

Total from investment operations	1.55	1.39	3.13	(1.31)	1.39

Less distributions:
Distributions from realized gains	(0.39)	—	—	(0.01)	—

Net asset value, end of period	$15.75	$14.59	$13.20	$10.07	$11.39

Total return (b)	10.65%	10.53%	31.08%	(11.51)%	13.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,768,738	$1,257,708	$903,595	$203,596	$9,292
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly (a)	1.14%	1.12%	1.10%	1.10%	N/A
Before waivers and fees paid indirectly (a)	1.17%	1.19%	1.22%	1.33%	3.59%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.06)%	(0.20)%	(0.32)%	(0.36)%	(0.13)%
After waivers and fees paid indirectly (a)	(0.05)%	(0.17)%	(0.27)%	(0.31)%	N/A
Before waivers and fees paid indirectly (a)	(0.08)%	(0.24)%	(0.39)%	(0.54)%	(2.57)%
Portfolio turnover rate	66%	96%	72%	140%	22%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$0.01	$— #	$0.02	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO(r)

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31,			October 2, 2002* to December 31, 2002
	2005 (e)	2004	2003
Net asset value, beginning of period	$15.48	$14.71	$11.27	$10.10

Income from investment operations:
Net investment income	0.21	0.17	0.14	0.04
Net realized and unrealized gain on investments	0.28	1.42	3.40	1.24

Total from investment operations	0.49	1.59	3.54	1.28

Less distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.10)	(0.11)
Distributions from realized gains	(0.73)	(0.66)	—	—

Total dividends and distributions	(0.91)	(0.82)	(0.10)	(0.11)

Net asset value, end of period	$15.06	$15.48	$14.71	$11.27

Total return (b)	3.19%	10.89%	31.57%	12.54%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,361,870	$636,240	$355,625	$71
Ratio of expenses to average net assets:
After waivers (a)	0.62%	N/A	0.67%	0.70%
After waivers and fees paid indirectly (a)	0.60%	0.61%	0.66%	0.69%
Before waivers and fees paid indirectly (a)	0.62%	0.63%	0.67%	0.70%
Ratio of net investment income to average net assets:
After waivers (a)	1.35%	N/A	1.04%	0.97%
After waivers and fees paid indirectly (a)	1.37%	1.12%	1.05%	0.98%
Before waivers and fees paid indirectly (a)	1.35%	1.10%	1.04%	0.97%
Portfolio turnover rate	52%	49%	34%	39%

	Year Ended December 31,
Class IB	2005 (e)	2004 (e)	2003 (e)	2002	2001
Net asset value, beginning of year	$15.50	$14.74	$11.29	$13.77	$13.85

Income (loss) from investment operations:
Net investment income	0.17	0.13	0.10	0.08	0.10
Net realized and unrealized gain (loss) on investments	0.29	1.41	3.42	(2.35)	0.65

Total from investment operations	0.46	1.54	3.52	(2.27)	0.75

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.07)	(0.08)	(0.10)
Distributions from realized gains	(0.73)	(0.66)	—	(0.13)	(0.73)

Total dividends and distributions	(0.87)	(0.78)	(0.07)	(0.21)	(0.83)

Net asset value, end of year	$15.09	$15.50	$14.74	$11.29	$13.77

Total return	2.99%	10.52%	31.28%	(16.68)%	5.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,445,518	$1,459,792	$1,137,826	$680,559	$613,150
Ratio of expenses to average net assets:
After waivers	0.87%	N/A	0.92%	0.95%	0.95%
After waivers and fees paid indirectly	0.85%	0.86%	0.91%	0.94%	N/A
Before waivers and fees paid indirectly	0.87%	0.88%	0.92%	0.95%	0.95%
Ratio of net investment income to average net assets:
After waivers	1.10%	N/A	0.79%	0.72%	0.85%
After waivers and fees paid indirectly	1.12%	0.87%	0.80%	0.73%	N/A
Before waivers and fees paid indirectly	1.10%	0.85%	0.79%	0.72%	0.85%
Portfolio turnover rate	52%	49%	34%	39%	64%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MERCURY INTERNATIONAL VALUE PORTFOLIO(i)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			March 25, 2002* to December 31, 2002
Class IA	2005 (e)	2004 (e)	2003 (e)
Net asset value, beginning of period	$13.03	$10.86	$8.66	$10.52

Income from investment operations:
Net investment income	0.25	0.17	0.14	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.19	2.21	2.30	(1.85)

Total from investment operations	1.44	2.38	2.44	(1.78)

Less distributions:
Dividends from net investment income	(0.27)	(0.21)	(0.24)	(0.08)

Net asset value, end of period	$14.20	$13.03	$10.86	$8.66

Total return (b)	11.07%	22.04%	28.27%	(16.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$236,340	$5,598	$2,163	$108
Ratio of expenses to average net assets:
After waivers (a)	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly (a)	1.00%	0.93%	0.93%	0.99%
Before waivers and fees paid indirectly (a)	1.00%	1.00%	1.01%	1.05%
Ratio of net investment income to average net assets:
After waivers (a)	1.83%	1.42%	1.35%	1.00%
After waivers and fees paid indirectly (a)	1.83%	1.49%	1.42%	1.01%
Before waivers and fees paid indirectly (a)	1.83%	1.42%	1.34%	0.95%
Portfolio turnover rate	64%	63%	163%	55%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004 (e)	2003 (e)	2002	2001
Net asset value, beginning of year	$13.03	$10.86	$8.66	$10.46	$13.44

Income from investment operations:
Net investment income	0.21	0.14	0.11	0.06	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.19	2.21	2.31	(1.80)	(2.98)

Total from investment operations	1.40	2.35	2.42	(1.74)	(2.90)

Less distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.22)	(0.06)	(0.06)
Distributions from realized gains	—	—	—	—	(0.02)

Total dividends and distributions	(0.23)	(0.18)	(0.22)	(0.06)	(0.08)

Net asset value, end of year	$14.20	$13.03	$10.86	$8.66	$10.46

Total return	10.79%	21.73%	28.01%	(16.61)%	(21.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,189,337	$894,530	$675,246	$454,735	$299,090
Ratio of expenses to average net assets:
After waivers	1.25%	1.25%	1.25%	1.25%	1.25%
After waivers and fees paid indirectly	1.25%	1.18%	1.18%	1.24%	N/A
Before waivers and fees paid indirectly	1.25%	1.25%	1.26%	1.30%	1.39%
Ratio of net investment income to average net assets:
After waivers	1.58%	1.17%	1.10%	0.75%	0.66%
After waivers and fees paid indirectly	1.58%	1.24%	1.17%	0.76%	N/A
Before waivers and fees paid indirectly	1.58%	1.17%	1.09%	0.70%	0.52%
Portfolio turnover rate	64%	63%	163%	55%	76%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$0.02
See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004 (e)	2003	2002	2001
Net asset value, beginning of year	$13.32	$11.80	$9.10	$13.82	$20.91

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	(0.02)	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.26	1.53	2.71	(4.70)	(7.16)

Total from investment operations	1.25	1.52	2.70	(4.72)	(7.09)

Less distributions:
Distributions from realized gains	—	—	—	—	— #

Net asset value, end of year	$14.57	$13.32	$11.80	$9.10	$13.82

Total return	9.38%	12.88%	29.67%	(34.15)%	(33.89)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,304	$1,988	$27,996	$22,611	$43,918
Ratio of expenses to average net assets:
After fees paid indirectly	0.68%	0.66%	0.71%	0.72%	N/A
Before fees paid indirectly	0.71%	0.71%	0.72%	0.73%	0.72%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.08)%	(0.05)%	(0.09)%	(0.16)%	N/A
Before fees paid indirectly	(0.11)%	(0.10)%	(0.10)%	(0.17)%	0.02%
Portfolio turnover rate	97%	101%	105%	110%	278%

	Year Ended December 31,
Class IB	2005 (e)	2004 (e)	2003	2002	2001
Net asset value, beginning of year	$13.11	$11.64	$9.00	$13.70	$20.78

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.04)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.22	1.51	2.68	(4.65)	(7.04)

Total from investment operations	1.18	1.47	2.64	(4.70)	(7.08)

Less distributions:
Distributions from realized gains	—	—	—	—	— #

Net asset value, end of year	$14.29	$13.11	$11.64	$9.00	$13.70

Total return	9.00%	12.63%	29.33%	(34.31)%	(34.06)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$916,611	$958,680	$935,920	$758,033	$1,363,276
Ratio of expenses to average net assets:
After fees paid indirectly	0.93%	0.91%	0.96%	0.97%	N/A
Before fees paid indirectly	0.96%	0.96%	0.97%	0.98%	0.97%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.33)%	(0.30)%	(0.34)%	(0.41)%	N/A
Before fees paid indirectly	(0.36)%	(0.35)%	(0.35)%	(0.42)%	(0.23)%
Portfolio turnover rate	97%	101%	105%	110%	278%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			March 25, 2002* to December 31, 2002
Class IA	2005 (e)	2004	2003
Net asset value, beginning of period	$9.46	$8.54	$7.04	$8.89

Income from investment operations:
Net investment income	0.07	0.07	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.64	0.93	1.50	(1.84)

Total from investment operations	0.71	1.00	1.57	(1.79)

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.07)	(0.06)

Net asset value, end of period	$10.09	$9.46	$8.54	$7.04

Total return (b)	7.46%	11.67%	22.28%	(20.11)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$191	$116	$98	$79
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly (a)	0.69%	0.66%	0.69%	0.69%
Before waivers and fees paid indirectly (a)	0.70%	0.70%	0.71%	0.71%
Ratio of net investment income to average net assets:
After waivers (a)	0.73%	0.80%	0.93%	0.77%
After waivers and fees paid indirectly (a)	0.74%	0.84%	0.94%	0.78%
Before waivers and fees paid indirectly (a)	0.73%	0.80%	0.92%	0.76%
Portfolio turnover rate	47%	90%	88%	70%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$— #	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$9.47	$8.55	$7.04	$8.97	$10.72

Income from investment operations:
Net investment income	0.05	0.05	0.05	0.04	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.63	0.92	1.51	(1.93)	(1.75)

Total from investment operations	0.68	0.97	1.56	(1.89)	(1.71)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.05)	(0.04)	(0.04)

Net asset value, end of year	$10.10	$9.47	$8.55	$7.04	$8.97

Total return	7.18%	11.37%	22.12%	(21.04)%	(15.97)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$338,735	$341,346	$311,991	$201,141	$244,038
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.94%	0.91%	0.94%	0.94%	N/A
Before waivers and fees paid indirectly	0.95%	0.95%	0.96%	0.96%	0.97%
Ratio of net investment income to average net assets:
After waivers	0.48%	0.55%	0.68%	0.52%	0.48%
After waivers and fees paid indirectly	0.49%	0.59%	0.69%	0.53%	N/A
Before waivers and fees paid indirectly	0.48%	0.55%	0.67%	0.51%	0.46%
Portfolio turnover rate	47%	90%	88%	70%	84%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO(s)(v)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2005 (e)	2004	2003 (e)	2002	2001 (e)
Net asset value, beginning of year	$1.001	$1.002	$1.003	$1.002	$0.998

Income from investment operations:
Net investment income	0.029	0.012	0.009	0.016	0.038
Net realized and unrealized gain (loss) on investments	— #	(0.001)	— #	— #	— †

Total from investment operations	0.029	0.011	0.009	0.016	0.038

Less distributions:
Dividends from net investment income	(0.030)	(0.012)	(0.010)	(0.015)	(0.034)

Net asset value, end of year	$1.000	$1.001	$1.002	$1.003	$1.002

Total return	2.85%	1.02%	0.82%	1.54%	3.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$737,535	$598,718	$705,877	$834,792	$860,719
Ratio of expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.40%
Ratio of net investment income to average net assets	2.86%	1.01%	0.82%	1.48%	3.80%

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)	2002	2001 (e)
Net asset value, beginning of year	$1.000	$1.001	$1.002	$1.002	$0.998

Income from investment operations:
Net investment income	0.027	0.009	0.006	0.012	0.030
Net realized and unrealized gain (loss) on investments	— #	(0.001)	— #	0.001	0.006 †

Total from investment operations	0.027	0.008	0.006	0.013	0.036

Less distributions:
Dividends from net investment income	(0.027)	(0.009)	(0.007)	(0.013)	(0.032)

Net asset value, end of year	$1.000	$1.000	$1.001	$1.002	$1.002

Total return	2.65%	0.77%	0.57%	1.21%	3.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$773,184	$774,625	$942,215	$1,209,341	$1,155,159
Ratio of expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.65%
Ratio of net investment income to average net assets	2.61%	0.76%	0.57%	1.23%	3.38%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO(l)(t)

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2005 (e)	December 13, 2004* to December 31, 2004 (e)
Net asset value, beginning of period	$4.80	$4.73

Income (loss) from investment operations:
Net investment income	0.02	—	#
Net realized and unrealized gain on investments	0.25	0.09

Total from investment operations	0.27	0.09

Less distributions:
Dividends from net investment income	(0.02)	(0.02)

Net asset value, end of period	$5.05	$4.80

Total return (b)	5.71%	0.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,800	$13,837
Ratio of expenses to average net assets
After waivers (a)	0.83%	0.76	%(c)
After waivers and fees paid indirectly (a)	0.80%	N/A
Before waivers and fees paid indirectly (a)	0.83%	0.76	%(c)
Ratio of net investment income to average net assets
After waivers (a)	0.48%	0.47	%(c)
After waivers and fees paid indirectly (a)	0.51%	N/A
Before waivers and fees paid indirectly (a)	0.48%	0.47	%(c)
Portfolio turnover rate	55%	58%

	Year Ended December 31,
Class IB	2005 (e)	2004 (e)	2003 (e)	2002 (e)	2001 (e)
Net asset value, beginning of year	$4.81	$4.64	$3.98	$5.21	$5.99

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.25	0.18	0.67	(1.23)	(0.78)

Total from investment operations	0.26	0.19	0.68	(1.21)	(0.76)

Less distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.02)	(0.02)	(0.02)

Net asset value, end of year	$5.06	$4.81	$4.64	$3.98	$5.21

Total return	5.43%	4.10%	17.05%	(23.26)%	(12.56)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$305,851	$258,854	$265,471	$208,610	$280,279
Ratio of expenses to average net assets
After waivers	1.08%	1.12%	1.03%	0.86%	0.84%
After waivers and fees paid indirectly	1.05%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly	1.08%	1.12%	1.03%	0.86%	0.84%
Ratio of net investment income to average net assets
After waivers	0.23%	0.11%	0.34%	0.42%	0.34%
After waivers and fees paid indirectly	0.26%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly	0.23%	0.11%	0.34%	0.42%	0.34%
Portfolio turnover rate	55%	58%	40%	42%	52%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				February 24, 2002* to December 31, 2002 (e)
Class IB	2005 (e)	2004	2003 (e)
Net asset value, beginning of period	$10.31	$10.33		$10.19		$10.00

Income (loss) from investment operations:
Net investment income	0.34	0.20		0.24		0.34
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.26)	0.29		0.31		0.35

Total from investment operations	0.08	0.49		0.55		0.69

Less distributions:
Dividends from net investment income	(0.22)	(0.21)		(0.25)		(0.34)
Distributions from realized gains	(0.03)	(0.30)		(0.16)		(0.16)

Total dividends and distributions	(0.25)	(0.51)		(0.41)		(0.50)

Net asset value, end of period	$10.14	$10.31		$10.33		$10.19

Total return (b)	0.77%	4.78%		5.65%		7.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$217,873	$60,511		$51,752		$31,300
Ratio of expenses to average net assets:
After waivers (a)	0.65%	0.65%		0.65%		0.65%
Before waivers (a)	0.96%	1.00%		0.82%		0.96%
Ratio of net investment income to average net assets:
After waivers (a)	3.31%	2.04%		2.26%		3.46%
Before waivers (a)	3.00%	1.69%		2.09%		3.15%
Portfolio turnover rate	1,249%	396%		364%		493%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	$0.04	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	June 9, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.02

Income from investment operations:
Net investment income	0.38
Net realized and unrealized gain on investments and foreign currency transactions	(0.33)

Total from investment operations	0.05

Less distributions:
Dividends from net investment income	(0.13)
Distributions from realized gains	—	#

Total dividends and distributions	(0.13)

Net asset value, end of period	$9.94

Total return (b)	0.52%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,219,936
Ratio of expenses to average net assets:
After waivers (a)	0.40	%(c)
Before waivers (a)	0.51	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	3.76	%(c)
Before waivers (a)	3.65	%(c)
Portfolio turnover rate	52%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01

	Year Ended December 31,			May 1, 2003* to December 31, 2003 (e)
Class IB	2005 (e)		2004
Net asset value, beginning of period	$9.92		$9.98		$10.00

Income from investment operations:
Net investment income	0.28		0.23		0.15
Net realized and unrealized loss on investments and foreign currency transactions	(0.14)		(0.06)		(0.04)

Total from investment operations	0.14		0.17		0.11

Less distributions:
Dividends from net investment income	(0.11)		(0.23)		(0.13)
Distributions from realized gains	—	#	—		—

Total dividends and distributions	(0.11)		(0.23)		(0.13)

Net asset value, end of period	$9.95		$9.92		$9.98

Total return (b)	1.38%		1.70%		1.15%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$36,314		$13,442		$9,767
Ratio of expenses to average net assets:
After waivers (a)	0.65	%(c)	0.65%		0.65%
Before waivers (a)	0.76	%(c)	1.22%		0.72%
Ratio of net investment income to average net assets:
After waivers (a)	3.51	%(c)	2.55%		2.54%
Before waivers (a)	3.40	%(c)	1.98%		2.47%
Portfolio turnover rate	52%		36%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.06	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			March 25, 2002* to December 31, 2002
Class IA	2005 (e)	2004	2003 (e)
Net asset value, beginning of period	$11.87	$10.47	$7.19	$9.32

Income (loss) from investment operations:
Net investment income	0.13	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.40	1.79	3.26	(2.12)

Total from investment operations	0.53	1.87	3.33	(2.07)

Less distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.05)	(0.06)
Distributions from realized gains	(0.60)	(0.38)	—	—

Total dividends and distributions	(0.72)	(0.47)	(0.05)	(0.06)

Net asset value, end of period	$11.68	$11.87	$10.47	$7.19

Total return (b)	4.50%	17.97%	46.30%	(22.23)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,343	$18,361	$7,462	$87
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.33%	0.38%	0.60%	0.60%
Before waivers and reimbursements (a)	0.33%	0.38%	0.60%	0.60%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.09%	0.94%	0.75%	0.91%
Before waivers and reimbursements (a)	1.09%	0.94%	0.75%	0.91%
Portfolio turnover rate	26%	21%	32%	29%

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)	2002	2001
Net asset value, beginning of year	$11.87	$10.47	$7.19	$9.15	$9.03

Income (loss) from investment operations:
Net investment income	0.10	0.07	0.04	0.04	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.40	1.77	3.26	(1.96)	0.13

Total from investment operations	0.50	1.84	3.30	(1.92)	0.19

Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.02)	(0.04)	(0.05)
Distributions from realized gains	(0.60)	(0.38)	—	—	(0.02)

Total dividends and distributions	(0.69)	(0.44)	(0.02)	(0.04)	(0.07)

Net asset value, end of year	$11.68	$11.87	$10.47	$7.19	$9.15

Total return	4.24%	17.67%	45.94%	(20.96)%	2.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$517,538	$480,368	$319,634	$99,391	$82,203
Ratio of expenses to average net assets:
After waivers and reimbursements	0.58%	0.63%	0.85%	0.85%	0.82%
Before waivers and reimbursements	0.58%	0.63%	0.85%	0.85%	0.82%
Ratio of net investment income to average net assets:
After waivers and reimbursements	0.84%	0.69%	0.50%	0.66%	0.74%
Before waivers and reimbursements	0.84%	0.69%	0.50%	0.66%	0.73%
Portfolio turnover rate	26%	21%	32%	29%	36%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TCW EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)		2002 (e)		2001 (e)
Net asset value, beginning of year	$21.25	$18.72		$12.24		$17.34		$27.92

Income (loss) from investment operations:
Net investment loss	(0.17)	(0.17)		(0.11)		(0.08)		(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.01	2.70		6.59		(5.02)		(6.42)

Total from investment operations	0.84	2.53		6.48		(5.10)		(6.56)

Less distributions:
Distributions from realized gains	—	—		—		—		(4.02)

Total dividends and distributions	—	—		—		—		(4.02)

Net asset value, end of year	$22.09	$21.25		$18.72		$12.24		$17.34

Total return	3.95%	13.51%		52.94%		(29.41)%		(18.81)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$302,413	$285,682		$282,945		$199,587		$347,320
Ratio of expenses to average net assets:
After waivers	1.13%	1.15%		1.08%		0.90%		0.88%
After waivers and fees paid indirectly	1.13%	1.14%		1.06%		0.89%		0.88%
Before waivers and fees paid indirectly	1.13%	1.17%		1.08%		0.90%		0.88%
Ratio of net investment loss to average net assets:
After waivers	(0.84)%	(0.85)%		(0.72)%		(0.59)%		(0.65)%
After waivers and fees paid indirectly	(0.84)%	(0.84)%		(0.70)%		(0.58)%		(0.65)%
Before waivers and fees paid indirectly	(0.84)%	(0.87)%		(0.72)%		(0.59)%		(0.65)%
Portfolio turnover rate	15%	18%		19%		15%		21%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$— #	$	**	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2005 (e)	2004	2003 (e)		2002 (e)		2001 (e)
Net asset value, beginning of year	$5.56	$4.99		$3.95		$5.41		$6.20

Income from investment operations:
Net investment income	0.04	0.05		0.04		0.04		0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.46	0.61		1.04		(1.45)		(0.79)

Total from investment operations	0.50	0.66		1.08		(1.41)		(0.74)

Less distributions:
Dividends from net investment income	(0.04)	(0.09)		(0.04)		(0.05)		(0.05)
Distributions from realized gains	—	—		—		—		—

Total dividends and distributions	(0.04)	(0.09)		(0.04)		(0.05)		(0.05)

Net asset value, end of year	$6.02	$5.56		$4.99		$3.95		$5.41

Total return	8.98%	13.28%		27.56%		(25.95)%		(11.87)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$169,785	$132,682		$127,894		$111,429		$172,531
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%		1.03%		0.86%		0.85%
After waivers and fees paid indirectly	1.04%	N/A		N/A		N/A		N/A
Before waivers and fees paid indirectly	1.11%	1.16%		1.03%		0.86%		0.85%
Ratio of net investment income to average net assets:
After waivers	0.74%	0.91%		0.84%		0.81%		0.92%
After waivers and fees paid indirectly	0.75%	N/A		N/A		N/A		N/A
Before waivers and fees paid indirectly	0.68%	0.80%		0.84%		0.81%		0.92%
Portfolio turnover rate	44%	40%		119%		19%		2%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$	**	$	**	$	**

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.13
Net realized and unrealized gain on investments	0.41

Total from investment operations	0.54

Less distributions:
Dividends from net investment income	(0.09)
Distributions from realized gains	(0.02)

Total dividends and distributions	(0.11)

Net asset value, end of period	$10.43

Total return (b)	5.37%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$105
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.74%
Before waivers, reimbursements, and fees paid indirectly (a)	0.96%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.97%
After waivers, reimbursements, and fees paid indirectly (a)	1.98%
Before waivers, reimbursements, and fees paid indirectly (a)	1.76%
Portfolio turnover rate	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01

Class IB	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain on investments	0.40

Total from investment operations	0.52

Less distributions:
Dividends from net investment income	(0.06)
Distributions from realized gains	(0.02)

Total dividends and distributions	(0.08)

Net asset value, end of period	$10.44

Total return (b)	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$113,526
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.99%
Before waivers, reimbursements, and fees paid indirectly (a)	1.21%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.72%
After waivers, reimbursements, and fees paid indirectly (a)	1.73%
Before waivers, reimbursements, and fees paid indirectly (a)	1.51%
Portfolio turnover rate	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31,			October 2, 2002* to December 31, 2002
	2005 (e)	2004	2003
Net asset value, beginning of period	$10.06	$8.20	$5.29	$4.85

Income (loss) from investment operations:
Net investment income	0.09	0.05	0.07	— #
Net realized and unrealized gain on investments and foreign currency transactions	3.23	1.89	2.91	0.44

Total from investment operations	3.32	1.94	2.98	0.44

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.07)	—
Distributions from realized gains	(0.42)	—	—	—

Total dividends and distributions	(0.51)	(0.08)	(0.07)	—

Net asset value, end of period	$12.87	$10.06	$8.20	$5.29

Total return (b)	33.04%	24.01%	56.18%	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$162,519	$4,592	$995	$62
Ratio of expenses to average net assets:
After waivers (a)	1.55%	1.55%	1.55%	1.57%
After waivers and fees paid indirectly (a)	1.53%	1.50%	1.53%	1.56%
Before waivers and fees paid indirectly (a)	1.55%	1.55%	1.55%	1.62%
Ratio of net investment income to average net assets:
After waivers (a)	0.69%	0.75%	1.33%	0.13%
After waivers and fees paid indirectly (a)	0.71%	0.80%	1.35%	0.14%
Before waivers and fees paid indirectly (a)	0.69%	0.75%	1.33%	0.08%
Portfolio turnover rate	52%	57%	81%	78%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$— #	$— #

	Year Ended December 31,
Class IB	2005 (e)	2004	2003	2002	2001
Net asset value, beginning of year	$10.06	$8.19	$5.28	$5.61	$5.93

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.05	(0.01)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.25	1.89	2.91	(0.32)	(0.33)

Total from investment operations	3.30	1.93	2.96	(0.33)	(0.31)

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	—	—
Distributions from realized gains	(0.42)	—	—	—	(0.01)

Total dividends and distributions	(0.49)	(0.06)	(0.05)	—	(0.01)

Net asset value, end of year	$12.87	$10.06	$8.19	$5.28	$5.61

Total return	32.84%	23.58%	56.09%	(6.05)%	(5.09)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,140,481	$615,499	$389,893	$193,115	$183,868
Ratio of expenses to average net assets:
After waivers	1.80%	1.80%	1.80%	1.82%	1.78%
After waivers and fees paid indirectly	1.78%	1.75%	1.78%	1.81%	N/A
Before waivers and fees paid indirectly	1.80%	1.80%	1.80%	1.87%	2.13%
Ratio of net investment income (loss) to average net assets:
After waivers	0.44%	0.50%	1.08%	(0.12)%	0.32%
After waivers and fees paid indirectly	0.46%	0.55%	1.10%	(0.11)%	N/A
Before waivers and fees paid indirectly	0.44%	0.50%	1.08%	(0.17)%	(0.03)%
Portfolio turnover rate	52%	57%	81%	78%	143%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$—	$— #	$— #	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	2.52

Total from investment operations	2.51

Net asset value, end of period	$12.51

Total return (b)	25.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$125
Ratio of expenses to average net assets:
After waivers (a)	0.80%
After waivers and fees paid indirectly (a)	0.77%
Before waivers (a)	1.45%
Ratio of net investment income to average net assets:
After waivers (a)	(0.12)%
After waivers and fees paid indirectly (a)	(0.09)%
Before waivers (a)	(0.77)%
Portfolio turnover rate	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

Class IB	April 29, 2005* to December 31, 2005 (e)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	2.51

Total from investment operations	2.48

Net asset value, end of period	$12.48

Total return (b)	24.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$49,826
Ratio of expenses to average net assets:
After waivers (a)	1.05%
After waivers and fees paid indirectly (a)	1.02%
Before waivers and fees paid indirectly (a)	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.37)%
After waivers and fees paid indirectly (a)	(0.34)%
Before waivers (a)	(1.02)%
Portfolio turnover rate	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/WELLS FARGO MONTGOMERY SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2005 (e)	October 1, 2004* to December 31, 2004
Net asset value, beginning of period	$11.44	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.02)
Net realized and unrealized gain on investments	0.74	1.46

Total from investment operations	0.67	1.44

Less Distributions:
Distributions from realized gains	(0.71)	—

Net asset value, end of period	$11.40	$11.44

Total return (b)	5.92%	14.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$121	$114
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%	1.03%
After waivers, reimbursements and fees paid indirectly (a)	0.87%	1.01%
Before waivers, reimbursements and fees paid indirectly (a)	3.05%	7.36%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.80)%	(0.81)%
After waivers, reimbursements and fees paid indirectly (a)	(0.62)%	(0.79)%
Before waivers, reimbursements and fees paid indirectly (a)	(2.80)%	(7.14)%
Portfolio turnover rate	168%	47%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.22	$0.65

Class IB	Year Ended December 31, 2005 (e)	October 1, 2004* to December 31, 2004
Net asset value, beginning of period	$11.43	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.03)
Net realized and unrealized gain on investments	0.75	1.46

Total from investment operations	0.65	1.43

Less Distributions:
Distributions from realized gains	(0.71)	—

Net asset value, end of period	$11.37	$11.43

Total return (b)	5.75%	14.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,638	$3,598
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%	1.28%
After waivers, reimbursements and fees paid indirectly (a)	1.12%	1.26%
Before waivers, reimbursements and fees paid indirectly (a)	3.30%	7.61%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.05)%	(1.06)%
After waivers, reimbursements and fees paid indirectly (a)	(0.87)%	(1.04)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.05)%	(7.39)%
Portfolio turnover rate	168%	47%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.22	$0.65

See Notes to Financial Statements.

EQ ADVISORS TRUST

FINANCIAL HIGHLIGHTS — (Concluded)

*	Commencement of Operations.

**	Prior to December 31, 2004, these ratios and per share amounts were not provided.

†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

#	Per share amount is less than $0.01.

‡	Amount is less than 1%.

‡‡	Amount is less than 0.01%.

(a)	Ratios for periods less than one year are annualized.

(b)	Total returns for periods less than one year are not annualized.

(c)	Reflects overall fund ratios for investment income and non-class specific expense.

(d)	Reflects purchases and sales from change in investment strategy.

(e)	Net investment income and capital changes per share are based on monthly average shares outstanding.

(f)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio.

(g)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Global Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance International Portfolio.

(h)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MFS Research Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian Research Portfolio.

(i)	On April 26, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T.Rowe Price International Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Mercury International Value Portfolio.

(j)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP Strategy Aggressive Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance Small Cap Growth Portfolio.

(k)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP New Dimensions Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian U.S. Equity Portfolio.

(l)	On February 28, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the Enterprise Balanced Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Montag & Caldwell Growth Portfolio.

(m)	On May 2, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/International Equity Index Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Alliance International Portfolio.

(n)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Boston Advisors Equity Income Portfolio.

(o)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Global Socially Responsive Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Calvert Socially Responsible Portfolio.

(p)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Diversified Portfolio and EQ/ MONY Equity Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Capital Guardian Research Portfolio.

(q)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Capital Appreciation Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/ Marsico Focus Portfolio.

(r)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Deep Value Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Mercury Basic Value Equity Portfolio.

(s)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Money Market Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Money Market Portfolio.

(t)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Multi-Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/ Montag & Caldwell Growth Portfolio.

(u)	On September 9, 2005, this Portfolio converted to a “fund of funds” structure and was renamed EQ/Enterprise Moderate Allocation Portfolio. The information from January 1, 2001 through December 31, 2004 is that of the predecessor EQ/Enterprise Managed Portfolio. Information for the year ended December 31, 2005 includes the results of the operations of the predecessor EQ/Enterprise Managed Portfolio from January 1, 2005 through September 9, 2005.

(v)	On July 7, 2005, this Portfolio split its shares as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the stock split.

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with forty-eight diversified portfolios and five non-diversified portfolios (each a “Portfolio”). The non-diversified Portfolios are: EQ/Enterprise Moderate Allocation Portfolio (formerly EQ/Enterprise Managed Portfolio), EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/Lazard Small Cap Value Portfolio, EQ/Marsico Focus Portfolio and EQ/Van Kampen Emerging Markets Equity Portfolio. On April 29, 2005, AXA Equitable contributed $100,000 for Class IA shares and $2,900,000 for Class IB shares in seed capital to the EQ/Lord Abbett Growth and Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Van Kampen Comstock Portfolio and EQ/Van Kampen Mid Cap Growth Portfolio. On October 3, 2005, AXA Equitable contributed $100,000 for Class IA shares and $2,900,000 for Class IB shares in seed capital to the EQ/Ariel Appreciation II Portfolio and EQ/Legg Mason Value Equity Portfolio. On October 3, 2005, AXA Equitable contributed $100,000 for Class IA shares and $4,900,000 for Class IB shares in seed capital to the EQ/Evergreen International Bond Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

The EQ/Enterprise Moderate Allocation Portfolio is a type of mutual fund often described as “fund of funds”. The Portfolio pursues its investment objective by investing exclusively in other mutual funds managed by AXA Equitable Life Insurance Company (“AXA Equitable”), an indirect wholly-owned subsidiary of AXA.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for the Portfolio.

The Trust has the right to issue two classes of shares, Class IA and Class IB. Class IA shares were seeded for the EQ/Short Duration Bond Portfolio on June 9, 2005. Class IB shares were seeded for the EQ/Intermediate Term Bond Portfolio and the EQ/Long Term Bond Portfolio on June 20, 2005 and April 29, 2005, respectively. As of and during the year ended December 31, 2005, the Trust had Class IB shares outstanding for each Portfolio except for the EQ/Government Securities Portfolio. In addition, as of and during the year ended December 31, 2005, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company (“ALAC”), MONY Life Insurance Company (“MONY”) and MONY Life Insurance Company of America (“MONY America”), as well as insurance companies that are not affiliated with AXA Equitable, ALAC, MONY or MONY America and to The Investment Plan for Employees, Managers and Agents. The Investment Plan for Employees, Managers and Agents is the primary shareholder of Class IA for EQ/Boston Advisors Equity Income Portfolio and EQ/Montag & Caldwell Growth Portfolio. AXA Equitable is the primary shareholder of Class IA shares for EQ/Lord Abbett Growth & Income Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Lord Abbett Mid Cap Value, EQ/Van Kampen Comstock Portfolio, EQ/Van Kampen Mid Cap Growth Portfolio, and EQ/Wells Fargo Montgomery Small Cap Portfolio.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

The investment objectives of each Portfolio are as follows:

EQ/Enterprise Moderate Allocation Portfolio (formerly EQ/Enterprise Managed Portfolio) — Seeks long-term capital appreciation and current income.

EQ/Alliance Common Stock Portfolio (advised by Alliance Capital Management L.P. (“Alliance”) (an affiliate of AXA Equitable)) — Seeks to achieve long-term growth of capital.

EQ/Alliance Growth and Income Portfolio (advised by Alliance) — Seeks to provide a high total return.

EQ/Alliance Intermediate Government Securities Portfolio (advised by Alliance) — Seeks to achieve high current income consistent with relative stability of principal.

EQ/Alliance International Portfolio (advised by Alliance) — Seeks to achieve long-term growth of capital.

EQ/Alliance Large Cap Growth Portfolio (advised by Alliance) — Seeks to achieve long-term growth of capital.

EQ/Alliance Quality Bond Portfolio (advised by Alliance) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Alliance Small Cap Growth Portfolio (advised by Alliance) — Seeks to achieve long-term growth of capital.

EQ/Ariel Appreciation II Portfolio (advised by Ariel Capital Management, LLC) — Seeks long-term appreciation.

EQ/Bear Stearns Small Company Growth Portfolio (advised by Bear Stearns Asset Management Inc.) — Seeks to achieve capital appreciation.

EQ/Bernstein Diversified Value Portfolio (advised by Alliance through its Bernstein Investment Research and Management unit) — Seeks capital appreciation.

EQ/Boston Advisors Equity Income Portfolio (advised by Boston Advisors, Inc. (“Boston Advisors”)) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Bridgeway Capital Management, Inc.) — Seeks long-term capital appreciation.

EQ/Capital Guardian Growth Portfolio (advised by Capital Guardian Trust Company (“Capital Guardian”)) — Seeks long-term growth of capital.

EQ/Capital Guardian International Portfolio (advised by Capital Guardian) — To achieve long-term growth of capital.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Capital Guardian U.S. Equity Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Caywood-Scholl High-Yield Bond Portfolio (advised by Caywood-Scholl Capital Management) — Seeks to maximize current income.

EQ/Equity 500 Index Portfolio (advised by Alliance) — Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

EQ/Evergreen International Bond Portfolio (advised by Evergreen Investment Management Company, LLC (“EIMC”)) — Seeks capital growth and current income.

EQ/Evergreen Omega Portfolio (advised by EIMC) — Seeks long-term capital growth.

EQ/FI Mid Cap Portfolio (advised by Fidelity Management & Research Company (“Fidelity”)) — Seeks long-term growth of capital.

EQ/FI Mid Cap Value Portfolio (formerly EQ/FI Small/Mid Cap Value Portfolio) (advised by Fidelity) — Seeks long-term capital appreciation.

EQ/GAMCO Mergers and Acquisitions Portfolio (formerly EQ/Mergers and Acquisitions Portfolio) (advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (formerly EQ/Small Company Value Portfolio) (advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Government Securities Portfolio (advised by Mercury Advisors (“Mercury”)) — Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations. Effective December 2, 2005, Mercury replaced Boston Advisors as the Adviser for the EQ/Government Securities Portfolio.

EQ/Intermediate Term Bond Portfolio (advised by Mercury) — Seeks to maximize income and capital appreciation through investment in intermediate-maturity debt obligations. Effective December 2, 2005, Mercury replaced Boston Advisors as the Adviser for the EQ/Intermediate Term Bond Portfolio.

EQ/International Growth Portfolio (advised by MFS Investment Management (“MFS”)) — Seeks to achieve capital appreciation. Effective July 22, 2005, MFS replaced SSgA Funds Management, Inc. as the Adviser for the EQ/International Growth Portfolio.

EQ/Janus Large Cap Growth Portfolio (advised by Janus Capital Management, LLC) — Seeks long-term growth of capital.

EQ/JPMorgan Core Bond Portfolio (formerly EQ/J.P. Morgan Core Bond Portfolio) (advised by J.P. Morgan Investment Management, Inc. (“JPMIM”)) — Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.

EQ/JPMorgan Value Opportunities Portfolio (formerly EQ/JP Morgan Value Opportunities Portfolio) (advised by JPMIM) — Long-term capital appreciation.

EQ/Lazard Small Cap Value Portfolio (advised by Lazard Asset Management, LLC) — Seeks capital appreciation.

EQ/Legg Mason Value Equity Portfolio (advised by Legg Mason Capital Management, Inc.) — Seeks long-term growth of capital.

EQ/Long Term Bond Portfolio (advised by Mercury) — Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations. Effective December 2, 2005, Mercury replaced Boston Advisors as the Adviser for the EQ/Long Term Bond Portfolio.

EQ/Lord Abbett Growth and Income Portfolio (advised by Lord Abbett & Co. LLC (“Lord Abbett”)) — Capital appreciation and growth of income without excessive fluctuation in market value.

EQ/Lord Abbett Large Cap Core Portfolio (advised by Lord Abbett) — Capital appreciation and growth of income with reasonable risk.

EQ/Lord Abbett Mid Cap Value Portfolio (advised by Lord Abbett) — Capital appreciation.

EQ/Marsico Focus Portfolio (advised by Marsico Capital Management, LLC) — Seeks long-term growth of capital.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

EQ/Mercury Basic Value Equity Portfolio (advised by Mercury) — Seeks capital appreciation and, secondarily, income.

EQ/Mercury International Value Portfolio (advised by Merrill Lynch Investment Managers International Limited) — Seeks capital appreciation.

EQ/MFS Emerging Growth Companies Portfolio (advised by MFS) — Seeks to provide long-term capital growth.

EQ/MFS Investors Trust Portfolio (advised by MFS) — Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

EQ/Money Market Portfolio (advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Montag & Caldwell Growth Portfolio (advised by Montag & Caldwell, Inc.) — Seeks to achieve capital appreciation.

EQ/PIMCO Real Return Portfolio (advised by Pacific Investment Management Company, LLC) —Seeks maximum real return consistent with preservation of real capital and prudent investment management.

EQ/Short Duration Bond Portfolio (advised by Mercury) — Seeks current income with reduced volatility of principal. Effective December 2, 2005, Mercury replaced Boston Advisors as the Adviser for the EQ/Short Duration Bond Portfolio.

EQ/Small Company Index Portfolio (advised by Alliance) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

EQ/TCW Equity Portfolio (advised by TCW Investment Management Company) — Seeks to achieve long-term capital appreciation.

EQ/UBS Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Van Kampen Comstock Portfolio (advised by Morgan Stanley Investment Management, Inc. (“MSIM”)) — Capital growth and income.

EQ/Van Kampen Emerging Markets Equity Portfolio (advised by MSIM) — Seeks long-term capital appreciation.

EQ/Van Kampen Mid Cap Growth Portfolio (advised by MSIM) — Capital growth.

EQ/Wells Fargo Montgomery Small Cap Portfolio (advised by Wells Capital Management, Inc.) — Seeks long-term capital appreciation.

The following is a summary of the selected significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes. U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term investment securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term investment securities, which mature in more than 60 days are valued at representative quoted prices. The EQ/Money Market Portfolio values all short-term investment securities at amortized cost.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Trustees.

Investments in the EQ/Enterprise Moderate Allocation Portfolio are valued based on the net asset value per share of each underlying fund which follow the policies as described above.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods. All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and Fund of Fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2005 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Enterprise Moderate Allocation	$1,688,330	$(1,687,831)	$(499)
EQ/Alliance Common Stock	787,717	—	(787,717)
EQ/Alliance Growth and Income	8,038	(8,041)	3
EQ/Alliance Intermediate Government Securities	1,030,463	(974,198)	(56,265)
EQ/Alliance International	5,301,024	(5,301,024)	—
EQ/Alliance Large Cap Growth	4,101,618	—	(4,101,618)
EQ/Alliance Quality Bond	1,276,606	(1,038,690)	(237,916)
EQ/Alliance Small Cap Growth	5,893,010	—	(5,893,010)
EQ/Ariel Appreciation II	3,034	—	(3,034)
EQ/Bear Stearns Small Company Growth	1,049,869	(1,049,869)	—
EQ/Bernstein Diversified Value	355	(5,855)	5,500
EQ/Boston Advisors Equity Income	—	5,187	(5,187)
EQ/Calvert Socially Responsible	139,703	(327)	(139,376)
EQ/Capital Guardian Growth	221,615	(32,289)	(189,326)
EQ/Capital Guardian International	3,408,161	(3,408,161)	—
EQ/Capital Guardian Research	393,765	(282,030)	(111,735)
EQ/Capital Guardian U.S. Equity	182,435	(182,435)	—
EQ/Caywood-Scholl High-Yield Bond	37	(26,788)	26,751
EQ/Equity 500 Index	(16,178)	16,178	—
EQ/Evergreen International Bond	(89,797)	111,845	(22,048)
EQ/Evergreen Omega	180,617	(178,373)	(2,244)
EQ/FI Mid Cap	656,238	(656,237)	(1)
EQ/FI Mid Cap Value	661,869	(705,773)	43,904
EQ/GAMCO Mergers and Acquisitions	69,913	(69,753)	(160)
EQ/GAMCO Small Company Value	(14,351)	38,214	(23,863)
EQ/Government Securities	68,141	(68,141)	—
EQ/Intermediate Term Bond	2,265	(2,265)	—
EQ/International Growth	278,260	(266,417)	(11,843)
EQ/Janus Large Cap Growth	273,995	—	(273,995)
EQ/JPMorgan Core Bond	269,736	(269,736)	—
EQ/JPMorgan Value Opportunities	(11,520)	50,558	(39,038)
EQ/Lazard Small Cap Value	(1,426,631)	1,455,728	(29,097)
EQ/Legg Mason Value Equity	6,603	666	(7,269)
EQ/Long Term Bond	(1,858)	1,858	—
EQ/Lord Abbett Growth and Income	3,764	—	(3,764)
EQ/Lord Abbett Large Cap Core	4,839	(1,272)	(3,567)
EQ/Lord Abbett Mid Cap Value	10,168	—	(10,168)

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Marsico Focus	$31,952	$(20,850,497)	$20,818,545
EQ/Mercury Basic Value Equity	698,275	(701,353)	3,078
EQ/Mercury International Value	5,157,762	(5,157,762)	—
EQ/MFS Emerging Growth Companies	2,913,305	8,347	(2,921,652)
EQ/MFS Investors Trust	(7,713)	7,713	—
EQ/Money Market	—	—	—
EQ/Montag & Caldwell Growth	—	(81,762,555)	81,762,555
EQ/PIMCO Real Return	292,519	(292,519)	—
EQ/Short Duration Bond	38,063	(38,063)	—
EQ/Small Company Index	(66,844)	(184,116)	250,960
EQ/TCW Equity	2,316,257	—	(2,316,257)
EQ/UBS Growth and Income	—	—	—
EQ/Van Kampen Comstock	8,664	—	(8,664)
EQ/Van Kampen Emerging Markets Equity	1,394,984	(1,394,984)	—
EQ/Van Kampen Mid Cap Growth	44,347	(41,132)	(3,215)
EQ/Wells Fargo Montgomery Small Cap	60,004	(60,004)	—

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2005 to December 31, 2005, the Portfolios elected to defer until the first business day of 2006 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/Enterprise Moderate Allocation	$—	$—
EQ/Alliance Common Stock	—	—
EQ/Alliance Growth and Income	—	—
EQ/Alliance Intermediate Government Securities	—	3,937,316
EQ/Alliance International	386,477	—
EQ/Alliance Large Cap Growth	—	—
EQ/Alliance Quality Bond	700,367	6,693,558
EQ/Alliance Small Cap Growth	—	—
EQ/Ariel Appreciation II	—	—
EQ/Bear Stearns Small Company Growth	—	—
EQ/Bernstein Diversified Value	—	—
EQ/Boston Advisors Equity Income	—	—
EQ/Calvert Socially Responsible	—	—
EQ/Capital Guardian Growth	—	—
EQ/Capital Guardian International	93,776	—
EQ/Capital Guardian Research	—	—
EQ/Capital Guardian U.S. Equity	—	—
EQ/Caywood-Scholl High-Yield Bond	—	510,223
EQ/Equity 500 Index	—	3,910,866
EQ/Evergreen International Bond	32,051	5,621
EQ/Evergreen Omega	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/FI Mid Cap	$7,168	$—
EQ/FI Mid Cap Value	—	—
EQ/GAMCO Mergers and Acquisitions	—	—
EQ/GAMCO Small Company Value	—	—
EQ/Government Securities	—	266,323
EQ/Intermediate Term Bond	—	—
EQ/International Growth	23,270	9
EQ/Janus Large Cap Growth	—	—
EQ/JPMorgan Core Bond	—	5,114,835
EQ/JPMorgan Value Opportunities	—	—
EQ/Lazard Small Cap Value	—	—
EQ/Legg Mason Value Equity	220	450
EQ/Long Term Bond	—	1,057,176
EQ/Lord Abbett Growth and Income	—	—
EQ/Lord Abbett Large Cap Core	—	—
EQ/Lord Abbett Mid Cap Value	—	—
EQ/Marsico Focus	—	1,649,184
EQ/Mercury Basic Value Equity	—	—
EQ/Mercury International Value	279,732	—
EQ/MFS Emerging Growth Companies	1,206	—
EQ/MFS Investors Trust	700	—
EQ/Money Market	—	—
EQ/Montag & Caldwell Growth	—	—
EQ/PIMCO Real Return	—	87,877
EQ/Short Duration Bond	—	402,359
EQ/Small Company Index	—	—
EQ/TCW Equity	—	—
EQ/UBS Growth and Income	—	—
EQ/Van Kampen Comstock	—	—
EQ/Van Kampen Emerging Markets Equity	1,489,129	—
EQ/Van Kampen Mid Cap Growth	—	—
EQ/Wells Fargo Montgomery Small Cap	—	17,056

Fees Paid Indirectly:

For all Portfolios, the Trustees have approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected in the Statements of Operations. For the year ended December 31, 2005, several Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
EQ/Enterprise Moderate Allocation	$577,108
EQ/Alliance Common Stock	1,563,878
EQ/Alliance Growth and Income	871,455
EQ/Alliance International	143,592
EQ/Alliance Large Cap Growth	342,284
EQ/Alliance Small Cap Growth	459,978

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

Portfolios:	Amount
EQ/Bear Stearns Small Company Growth	$3,478
EQ/Bernstein Diversified Value	1,892,016
EQ/Boston Advisors Equity Income (1)	35,219
EQ/Calvert Socially Responsible (2)	9,530
EQ/Capital Guardian Growth	20,471
EQ/Capital Guardian International	143,238
EQ/Capital Guardian Research (3)	78,801
EQ/Capital Guardian U.S. Equity	105,513
EQ/Caywood-Scholl High-Yield Bond	1,553
EQ/Evergreen Omega	347,457
EQ/FI Mid Cap	621,056
EQ/FI Mid Cap Value	313,544
EQ/GAMCO Mergers and Acquisitions	13,035
EQ/GAMCO Small Company Value	63,164
EQ/International Growth	95,982
EQ/Janus Large Cap Growth	48,202
EQ/JPMorgan Value Opportunities	11,886
EQ/Lazard Small Cap Value	1,313,365
EQ/Legg Mason Value Equity	860
EQ/Lord Abbett Growth and Income	2,466
EQ/Lord Abbett Large Cap Core	1,133
EQ/Lord Abbett Mid Cap Value	13,246
EQ/Marsico Focus (4)	315,818
EQ/Mercury Basic Value Equity (5)	285,863
EQ/MFS Emerging Growth Companies	308,410
EQ/MFS Investors Trust	43,983
EQ/Montag & Caldwell Growth (6)	86,385
EQ/TCW Equity	5,889
EQ/UBS Growth and Income	21,537
EQ/Van Kampen Comstock	3,529
EQ/Van Kampen Emerging Markets Equity	169,224
EQ/Van Kampen Mid Cap Growth	4,180
EQ/Wells Fargo Montgomery Small Cap	13,687

(1)	A portion of the amount received via substitution with EQ/MONY Equity Income Portfolio.

(2)	A portion of the amount received via substitution with EQ/Enterprise Global Socially Responsive Portfolio.

(3)	A portion of the amount received via substitution with EQ/MONY Diversified Portfolio and EQ/MONY Equity Growth Portfolio.

(4)	A portion of the amount received via substitution with EQ/Enterprise Capital Appreciation Portfolio.

(5)	A portion of the amount received via substitution with EQ/Enterprise Deep Value Portfolio.

(6)	A portion of the amount received via substitution with EQ/Enterprise Multi-Cap Growth Portfolio.

Securities Lending:

For all Portfolios, the Trustees have approved the lending of portfolio securities, through its custodian bank, The JPMorgan Chase Bank (“JPMorgan”), acting as lending agent to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2005, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan and is summarized in the Portfolio of Investments. Each Portfolio has an individual interest equal to the amount of cash collateral contributed.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised, are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Portfolios had swap contracts outstanding at December 31, 2005.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rates as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at December 31, 2005.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2	Management of the Trust

The Trust has entered into two separate investment management agreements (the “Management Agreements”) with AXA Equitable (the “Manager”). The Management Agreements state that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with investment sub-advisers (“Advisers”) to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2005, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
EQ/Enterprise Moderate Allocation*	0.100% of average daily net assets
EQ/Bear Stearns Small Company Growth	1.000% of average daily net assets
EQ/Boston Advisors Equity Income	0.750% of average daily net assets
EQ/Caywood-Scholl High-Yield Bond	0.600% of average daily net assets
EQ/Equity 500 Index	0.250% of average daily net assets
EQ/GAMCO Mergers and Acquisitions	0.900% of average daily net assets
EQ/International Growth	0.850% of average daily net assets
EQ/Montag & Caldwell Growth	0.750% of average daily net assets
EQ/PIMCO Real Return	0.550% of average daily net assets
EQ/Short Duration Bond	0.450% of average daily net assets
EQ/Small Company Index	0.250% of average daily net assets
EQ/UBS Growth and Income	0.750% of average daily net assets

*	Effective September 12, 2005.

	(as a percentage of average daily net assets)
Portfolios:	First $400 Million	Next $400 Million	Thereafter
EQ/GAMCO Small Company Value	0.800%	0.750%	0.700%
EQ/Government Securities	0.500%	0.350%	0.300%
EQ/Intermediate Term Bond	0.500%	0.350%	0.300%
EQ/Long Term Bond	0.500%	0.350%	0.300%
EQ/TCW Equity	0.800%	0.750%	0.700%

	(as a percentage of average daily net assets)
	First	Next	Next	Next
Portfolios:	$750 Million	$750 Million	$1 Billion	$2.5 Billion	Thereafter
EQ/Alliance Intermediate Government Securities	0.500%	0.475%	0.450%	0.430%	0.420%
EQ/Alliance Quality Bond	0.525%	0.500%	0.475%	0.455%	0.445%
EQ/Evergreen International Bond	0.700%	0.675%	0.650%	0.630%	0.620%
EQ/JPMorgan Core Bond	0.450%	0.425%	0.400%	0.380%	0.370%
EQ/Money Market**	0.350%	0.325%	0.280%	0.270%	0.250%

**	Effective September 1, 2005.

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Alliance Common Stock	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Alliance Growth and Income	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Alliance International	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Alliance Large Cap Growth	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Alliance Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Ariel Appreciation II	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Bernstein Diversified Value	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Calvert Socially Responsible	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Growth	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian International	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Capital Guardian U.S. Equity	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Evergreen Omega	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/FI Mid Cap	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/FI Mid Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Janus Large Cap Growth	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Lazard Small Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Legg Mason Value Equity	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Growth & Income	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Large Cap Core	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Mid Cap Value	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Marsico Focus	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Mercury Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Mercury International Value	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/MFS Emerging Growth Companies	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/MFS Investors Trust	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Van Kampen Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Van Kampen Emerging Markets Equity	1.150%	1.100%	1.075%	1.050%	1.025%
EQ/Van Kampen Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Wells Fargo Montgomery Small Cap	0.850%	0.800%	0.775%	0.750%	0.725%
Prior to September 1, 2005, the EQ/Money Market Portfolio had a management fee as follows:

	(as a percentage of average daily net assets)
Portfolio:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.300%	0.280%	0.270%

Prior to September 12, 2005, the EQ/Enterprise Moderate Allocation Portfolio had a management fee as follows:

	(as a percentage of average daily net assets)
Portfolio:	First $400 Million	Next $400 Million	Thereafter
EQ/Enterprise Moderate Allocation Portfolio	0.800%	0.750%	0.700%

On behalf of the Trust, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3	Administrative Fees

AXA Equitable serves as Administrator to the Trust. As Administrator, AXA Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. AXA Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays AXA Equitable an annual fee payable monthly per the following fee schedule:

Fixed Charge

$30,000 for each Portfolio, with the exception of EQ/Enterprise Moderate Allocation Portfolio, and for each portion of the Portfolio for which separate administrative services are provided, (e.g., portions of a Portfolio allocated to separate Advisers).

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

Total Trust Average Net Asset Charge*

0.0400 of 1% on the first $3.0 billion

0.0300 of 1% on the next $3.0 billion

0.0250 of 1% on the next $4.0 billion

0.0225 of 1% in excess of $10.0 billion

*	With the exception of the EQ/Enterprise Moderate Allocation Portfolio.

The EQ/Enterprise Moderate Allocation Portfolio pays an annual rate of 0.15% of average daily net assets plus a fixed charge of $35,000.

Pursuant to a sub-administration arrangement with AXA Equitable, JPMorgan Investors Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan, JPMorgan maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and to make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC and AXA Distributors, LLC, both indirect wholly-owned subsidiaries of AXA Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust’s Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares. The Trust’s Class IA shares are not subject to such fees.

Note 6	Expense Limitation

In the interest of limiting expenses of certain Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to such Portfolios (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding the 0.25% annual fee under the Trust’s Class IB Distribution Plan) of such Portfolios are limited to:

0.10% of average daily net assets of the

EQ/Enterprise Moderate Allocation Portfolio*

0.40% of average daily net assets of the

EQ/PIMCO Real Return Portfolio

EQ/Short Duration Bond Portfolio

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

0.60% of average daily net assets of the

EQ/Caywood-Scholl High-Yield Bond Portfolio

EQ/JPMorgan Core Bond Portfolio**

EQ/Small Company Index Portfolio

0.70% of average daily net assets of the

EQ/Bernstein Diversified Value Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/Evergreen Omega Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Mercury Basic Value Equity Portfolio

EQ/MFS Investors Trust Portfolio

0.75% of average daily net assets of the

EQ/FI Mid Cap Portfolio

EQ/Government Securities Portfolio

EQ/Intermediate Term Bond Portfolio

EQ/Legg Mason Value Equity Portfolio

EQ/Long Term Bond Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Van Kampen Comstock Portfolio

0.80% of average daily net assets of the

EQ/Alliance Large Cap Growth Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio

0.85% of average daily net assets of the

EQ/Alliance International Portfolio

EQ/FI Mid Cap Value Portfolio

EQ/Lazard Small Cap Value Portfolio

0.90% of average daily net assets of the

EQ/Ariel Appreciation II Portfolio

EQ/Evergreen International Bond Portfolio

EQ/Janus Large Cap Growth Portfolio

EQ/Marsico Focus Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/TCW Equity Portfolio

0.95% of average daily net assets of the

EQ/Capital Guardian International Portfolio

1.00% of average daily net assets of the

EQ/Mercury International Value Portfolio

1.05% of average daily net assets of the

EQ/Bear Stearns Small Company Growth Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolio

1.20% of average daily net assets of the

EQ/GAMCO Mergers and Acquisitions Portfolio

1.30% of average daily net assets of the

EQ/International Growth Portfolio

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

1.55% of average daily net assets of the

EQ/Van Kampen Emerging Markets Equity Portfolio

*	Effective September 12, 2005. Prior to September 12, 2005, the limitation was 0.80%

**	Effective September 1, 2005. Prior to September 1, 2005, the limitation was 0.55%.

The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years (prior three fiscal years for certain Portfolios, as indicated by a “†” in the following chart), provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees on a quarterly basis. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2005, the Manager received a total of $1,776,352 in reimbursement for all of the Portfolios within the Trust. At December 31, 2005, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	Amount Eligible through					Total Eligible for Reimbursement
	2006	2007	2008	2009	2010
EQ/Enterprise Moderate Allocation†	$—	$296,620	$553,946	$—	$—	$850,566
EQ/Alliance International†	158,051	154,912	41,633	—	—	354,596
EQ/Alliance Large Cap Growth†	483,298	1,062,486	1,596,129	—	—	3,141,913
EQ/Ariel Appreciation II†	—	—	84,650	—	—	84,650
EQ/Bear Stearns Small Company Growth†	—	53,919	88,923	—	—	142,842
EQ/Boston Advisors Equity Income†	—	56,744	96,394	—	—	153,138
EQ/Calvert Socially Responsible†	78,504	55,563	26,089	—	—	160,156
EQ/Capital Guardian Growth	118,237	168,223	184,296	101,921	93,401	666,078
EQ/Capital Guardian International†	233,863	283,075	354,344	—	—	871,282
EQ/Capital Guardian Research†	126,883	36,209	32,224	—	—	195,316
EQ/Capital Guardian U.S. Equity†	118,339	40,043	5,108	—	—	163,490
EQ/Caywood-Scholl High-Yield Bond†	—	87,447	146,764	—	—	234,211
EQ/Evergreen International Bond†	—	—	103,892	—	—	103,892
EQ/Evergreen Omega	94,038	104,124	106,256	91,070	84,888	480,376
EQ/FI Mid Cap†	160,967	133,611	2,336	—	—	296,914
EQ/GAMCO Mergers and Acquisitions†	—	50,928	51,833	—	—	102,761
EQ/Intermediate Term Bond†	—	10,209	15,635	—	—	25,844
EQ/Janus Large Cap Growth†	195,917	222,772	235,149	—	—	653,838
EQ/Legg Mason Value Equity†	—	—	83,988	—	—	83,988
EQ/Lord Abbett Growth and Income†	—	—	91,295	—	—	91,295
EQ/Lord Abbett Large Cap Core†	—	—	107,918	—	—	107,918
EQ/Lord Abbett Mid Cap Value†	—	—	84,564	—	—	84,564
EQ/Marsico Focus†	447,154	599,124	377,886	—	—	1,424,164
EQ/Mercury International Value	93,976	203,799	95,780	45,885	—	439,440

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

	Amount Eligible through					Total Eligible for Reimbursement
Portfolios:	2006	2007	2008	2009	2010
EQ/MFS Investors Trust	$15,378	$29,082	$26,337	$—	$—	$70,797
EQ/PIMCO Real Return†	—	125,842	331,851	—	—	457,693
EQ/Short Duration Bond†	—	62,932	455,540	—	—	518,472
EQ/UBS Growth and Income†	—	59,101	85,522	—	—	144,623
EQ/Van Kampen Comstock†	—	—	71,997	—	—	71,997
EQ/Van Kampen Mid Cap Growth†	—	—	85,445	—	—	85,445
EQ/Wells Fargo Montgomery Small Cap†	—	49,825	142,403	—	—	192,228

Note 7	Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2005, the total amount deferred by the Trustees participating in the Plan was $1,228,064 for all the Portfolios within the Trust.

Note 8	Percentage of Ownership by Affiliated Portfolios

Shares of some of the Portfolios are held by the EQ/Enterprise Moderate Allocation Portfolio and the AXA Allocation Portfolios of the AXA Premier VIP Trust, an entity also advised by AXA Equitable. The following tables represent the percentage of ownership that each Allocation Portfolio and the EQ/ Enterprise Moderate Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2005.

Portfolios:	EQ/ Enterprise Moderate Allocation
AXA Premier VIP Aggressive Equity	0.74%
AXA Premier VIP Core Bond	4.44
AXA Premier VIP High-Yield	1.24
AXA Premier VIP Large Cap Core Equity	7.49
AXA Premier VIP Large Cap Value	0.60
EQ/Alliance Quality Bond	3.49
EQ/Bernstein Diversified Value	2.17
EQ/Lazard Small Cap Value	2.03
EQ/Long Term Bond	3.49
EQ/Marsico Focus	1.79
EQ/Mercury Basic Value Equity	2.67
EQ/Short Duration Bond	5.27

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/Alliance Large Cap Growth	—%	—%	23.92%	1.84%	0.73%
EQ/Alliance Quality Bond	0.62	1.02	53.15	5.30	0.40
EQ/Bernstein Diversified Value	0.73	2.10	16.62	10.68	3.37

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

Portfolios:	AXA Conservative Allocation		AXA Conservative- Plus Allocation		AXA Moderate Allocation		AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/Capital Guardian International	—%		—%		—%		10.87%	1.66%
EQ/Lazard Small Cap Value	—		0.75		13.22		10.75	3.92
EQ/Long Term Bond	4.49		7.32		40.28		20.61	—
EQ/Marsico Focus	0.40		2.30		17.76		10.06	3.43
EQ/Mercury Basic Value Equity	0.21		1.13		32.47		9.99	1.65
EQ/Mercury International Value	—		—		—		11.04	4.66
EQ/Money Market	—	#	—	#	—	#	—	—
EQ/Short Duration Bond	6.33		10.40		56.68		18.42	—
EQ/Van Kampen Emerging Markets Equity	—		—		—		8.95	2.55

#	Percentage of ownership is less than 0.005%.

Note 9	Substitution and Reorganization Transactions

After the close of business on July 7, 2005, EQ/Money Market Portfolio effected a stock split in the form of a dividend payable in shares of the Portfolio in order to establish a $1.00 net asset value. The dividend consisted of 10.345 shares and 10.303 shares in exchange for one (1) share of the Portfolio’s Class IA and Class IB shares, respectively. All transactions in capital stock and per share data prior to July 8, 2005, have been restated to give effect to the split.

After the close of business on September 9, 2005, EQ/Boston Advisors Equity Income Portfolio acquired the net assets of the EQ/MONY Equity Income Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 1,985,297 Class IA shares of EQ/Boston Advisors Equity Income Portfolio (valued at $12,860,653) for the Class IA shares of EQ/ MONY Equity Income Portfolio outstanding on September 9, 2005. EQ/MONY Equity Income Portfolio’s net assets at that date ($12,860,653), including $1,728,706 of unrealized appreciation, were combined with those of EQ/Boston Advisors Equity Income Portfolio.

After the close of business on September 9, 2005, EQ/Calvert Socially Responsible Portfolio acquired the net assets of the EQ/Enterprise Global Socially Responsive Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 618,305 Class IB shares of EQ/Calvert Socially Responsible Portfolio (valued at $5,062,169) for the Class IB shares of EQ/Enterprise Global Socially Responsive Portfolio outstanding on September 9, 2005. EQ/Enterprise Global Socially Responsive Portfolio’s net assets at that date ($5,062,169), including $642,062 of unrealized appreciation, were combined with those of EQ/Calvert Socially Responsible Portfolio.

After the close of business on September 9, 2005, EQ/Capital Guardian Research Portfolio acquired the net assets of the EQ/MONY Diversified Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 134,739 Class IA shares of EQ/Capital Guardian Research Portfolio (valued at $1,663,967) for the Class IA shares of EQ/MONY Diversified Portfolio outstanding on September 9, 2005. EQ/MONY Diversified Portfolio’s net assets at that date ($1,663,967), including $299,620 of unrealized appreciation, were combined with those of EQ/Capital Guardian Research Portfolio.

After the close of business on September 9, 2005, EQ/Capital Guardian Research Portfolio acquired the net assets of the EQ/MONY Equity Growth Portfolio, an affiliate of the Trust, pursuant to a Plan of

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2005

Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 120,687 Class IA shares of EQ/Capital Guardian Research Portfolio (valued at $1,490,324) for the Class IA shares of EQ/MONY Equity Growth Portfolio outstanding on September 9, 2005. EQ/MONY Equity Growth Portfolio’s net assets at that date ($1,490,324), including $314,544 of unrealized appreciation, were combined with those of EQ/Capital Guardian Research Portfolio.

After the close of business on September 9, 2005, EQ/Marsico Focus Portfolio acquired the net assets of the EQ/Enterprise Capital Appreciation Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 3,503,828 Class IB shares of EQ/Marsico Focus Portfolio (valued at $53,180,009) for the Class IB shares of EQ/Enterprise Capital Appreciation Portfolio outstanding on September 9, 2005. EQ/Enterprise Capital Appreciation Portfolio’s net assets at that date ($53,180,009), including $16,144,915 of unrealized appreciation, were combined with those of EQ/Marsico Focus Portfolio.

After the close of business on September 9, 2005, EQ/Mercury Basic Value Equity Portfolio acquired the net assets of the EQ/Enterprise Deep Value Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 456,883 Class IB shares of EQ/Mercury Basic Value Equity Portfolio (valued at $7,099,624) for the Class IB shares of EQ/Enterprise Deep Value Portfolio outstanding on September 9, 2005. EQ/Enterprise Deep Value Portfolio’s net assets at that date ($7,099,624), including $1,042,255 of unrealized appreciation, were combined with those of EQ/Mercury Basic Value Equity Portfolio.

After the close of business on September 9, 2005, EQ/Money Market Portfolio acquired the net assets of the EQ/MONY Money Market Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 161,329,233 Class IA shares of EQ/Money Market Portfolio (valued at $161,341,435) for the Class IA shares of EQ/MONY Money Market Portfolio outstanding on September 9, 2005. EQ/MONY Money Market Portfolio’s net assets at that date ($ 161,341,435), were combined with those of EQ/Money Market Portfolio.

After the close of business on September 9, 2005, EQ/Montag & Caldwell Growth Portfolio acquired the net assets of the EQ/Enterprise Multi-Cap Growth Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 11,433,179 Class IB shares of EQ/Montag & Caldwell Growth Portfolio (valued at $58,877,533) for the Class IB shares of EQ/Enterprise Multi-Cap Growth Portfolio outstanding on September 9, 2005. EQ/Enterprise Multi-Cap Growth Portfolio’s net assets at that date ($58,877,533), including $5,736,092 of unrealized appreciation, were combined with those of EQ/Montag & Caldwell Growth.

After the close of business on September 9, 2005, EQ/Enterprise Managed Portfolio converted to a “fund of funds” structure and was renamed EQ/Enterprise Moderate Allocation Portfolio. Accordingly, the investment objective changed from one which seeks to achieve growth of capital over time to one which seeks long-term capital appreciation and current income.

Note 10	Subsequent Events

At a meeting held on November 30, 2005, the Trustees approved the following Management fee structure effective January 1, 2006:

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Caywood Scholl High-Yield Bond	0.600%	0.575%	0.550%	0.530%	0.520%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Concluded)

December 31, 2005

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/PIMCO Real Return	0.550%	0.525%	0.500%	0.480%	0.470%
EQ/Short Duration Bond	0.450%	0.425%	0.400%	0.380%	0.370%

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Bear Stearns Small Company Growth	1.000%	0.950%	0.925%	0.900%	0.875%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Montag & Caldwell Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/UBS Growth & Income	0.750%	0.700%	0.675%	0.650%	0.625%

At a meeting held on November 30, 2005, the Trustees also approved the following Administrative fee structure effective May 1, 2006:

Fixed Charge

$30,000 for each Portfolio, and for each portion of the Portfolio for which separate administrative services are provided, (e.g., portions of a Portfolio allocated to separate Advisers).

Total Trust Average Net Asset Charge*

0.1200 of 1% on the first $3.0 billion

0.1100 of 1% on the next $3.0 billion

0.1050 of 1% on the next $4.0 billion

0.1000 of 1% on the next $20.0 billion

0.9750 of 1% in excess of $30.0 billion

*	With the exception of the EQ/Enterprise Moderate Allocation Portfolio.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

EQ Advisors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the 53 portfolios constituting the EQ Advisors Trust (hereinafter referred to as the “Portfolios”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, brokers, and the transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 14, 2006

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2005 (UNAUDITED)

During the six-month period ended December 31, 2005, the Board of Trustees, including the Independent Trustees, unanimously approved or renewed, as applicable, the Investment Management Agreement (the “Management Agreement”) with AXA Equitable (the “Manager”) and the Investment Advisory Agreement (each, an “Advisory Agreement”) between the Manager and each investment sub-adviser (the “Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreements Approved by the Trust’s Board of Trustees with respect to the Portfolio(s)

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance International

EQ/Alliance Intermediate Government Securities

EQ/Alliance Large Cap Growth

EQ/Alliance Small Cap Growth

EQ/Alliance Quality Bond

EQ/Bernstein Diversified Value

EQ/Equity 500 Index

EQ/Small Company Index

Management Agreement with AXA Equitable Advisory Agreement with Alliance Capital Management L.P.

EQ/Lazard Small Cap Value	Advisory Agreement with Lazard Asset Management LLC (“Lazard”), effective as of May 5, 2005.

EQ/Bear Stearns Small Company Growth*	Management Agreement with AXA Equitable.

EQ/Boston Advisors Equity Income	Management Agreement with AXA Equitable Advisory Agreement with Boston Advisors, Inc.

EQ/Government Securities EQ/Intermediate Term Bond EQ/Long Term Bond EQ/Short Duration Bond	Management Agreement with AXA Equitable Advisory Agreement with Mercury Advisors

EQ/Calvert Socially Responsible**	Management Agreement with AXA Equitable Advisory Agreement with Calvert Asset Management Company, Inc.

EQ/Capital Guardian Growth***	Management Agreement with AXA Equitable

EQ/Capital Guardian International	Management Agreement with AXA Equitable

EQ/Capital Guardian Research EQ/Capital Guardian U.S. Equity	Advisory Agreement with Capital Guardian Trust Company

EQ/Caywood-Scholl High-Yield Bond	Management Agreement with AXA Equitable Advisory Agreement with Caywood-Scholl Capital Management

EQ/Enterprise Moderate Allocation	Management Agreement with AXA Equitable

EQ/Evergreen Omega EQ/Evergreen International Bond	Management Agreement with AXA Equitable Advisory Agreement with Evergreen Investment Management Company, LLC

EQ/FI Mid Cap EQ/FI Mid Cap Value	Management Agreement with AXA Equitable Advisory Agreement with Fidelity Management & Research Company

EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	Management Agreement with AXA Equitable Advisory Agreement with GAMCO Investors, Inc.

Portfolios	Agreements Approved by the Trust’s Board of Trustees with respect to the Portfolio(s)

EQ/Janus Large Cap Growth	Management Agreement with AXA Equitable Advisory Agreement with Janus Capital Management LLC

EQ/JPMorgan Core Bond	Management Agreement with AXA Equitable Advisory Agreement with J. P. Morgan Investment Management Inc.

EQ/JPMorgan Value Opportunities****	Management Agreement with AXA Equitable

EQ/Lazard Small Cap Value	Management Agreement with AXA Equitable Advisory Agreement with Lazard Asset Management LLC

EQ/Legg Mason Value Equity	Management Agreement with AXA Equitable Advisory Agreement with Legg Mason Capital Management, Inc.

EQ/Marsico Focus	Management Agreement with AXA Equitable Advisory Agreement with Marsico Capital Management LLC

EQ/Mercury Basic Value Equity	Management Agreement with AXA Equitable Advisory Agreement with Fund Asset Management dba Mercury Advisors

EQ/Mercury International Value	Management Agreement with AXA Equitable Advisory Agreement with Merrill Lynch Investment Managers International Limited

EQ/MFS Emerging Growth Companies	Management Agreement with AXA Equitable Advisory Agreement with MFS Investment Management
EQ/MFS Investors Trust
EQ/International Growth

EQ/Money Market*****	Management Agreement with AXA Equitable

EQ/Montag & Caldwell Growth	Management Agreement with AXA Equitable Advisory Agreement with Montag & Caldwell, Inc.

EQ/Van Kampen Emerging Markets Equity	Management Agreement with AXA Equitable Advisory Agreement with Morgan Stanley Investment Management

EQ/PIMCO Real Return	Management Agreement with AXA Equitable Advisory Agreement with Pacific Investment Management Company, LLC

EQ/TCW Equity	Management Agreement with AXA Equitable Advisory Agreement with TCW Investment Management Company

EQ/UBS Growth and Income	Management Agreement with AXA Equitable Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Wells Fargo Montgomery Small Cap	Management Agreement with AXA Equitable Advisory Agreement with Wells Capital Management Inc.

*	Bear Stearns Asset Management Inc. serves as the Adviser to this Portfolio. Its investment advisory agreement with respect to this Portfolio is not included in the table because the Board was not required to take any action with respect to that agreement during the six-month period ended December 31, 2005.

**	Bridgeway Capital Management, Inc. also serves as a subadviser to this Portfolio. Its investment advisory agreement with respect to this Portfolio is not included in the table because the Board was not required to take any action with respect to that agreement during the six-month period ended December 31, 2005.

***	Capital Guardian Trust Company serves as the Adviser to this Portfolio. Its investment advisory agreement with respect to this Portfolio is not included in the table because the Board was not required to take any action with respect to that agreement during the six-month period ended December 31, 2005.

****	J.P. Morgan Investment Management Inc. serves as the Adviser to this Portfolio. Its investment advisory agreement with respect to this Portfolio is not included in the table because the Board was not required to take any action with respect to that agreement during the six-month period ended December 31, 2005.

*****	The Dreyfus Corporation, Inc. serves as the Adviser to this Portfolio. Its investment advisory agreement with respect to this Portfolio is not included in the table because the Board was not required to take any action with respect to that agreement during the six-month period ended December 31, 2005.

In approving the Management Agreement and each of the Advisory Agreements (collectively, the “Agreements”), the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Portfolio. In this connection, the Board considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, extent and quality of the services provided to the Portfolio by the Manager, the Adviser and their respective affiliates; (2) the performance of the Portfolio (or, in the case of a new Adviser, the performance of comparable accounts) as compared to an appropriate benchmark and peer group; (3) the level of the Portfolio’s management and Adviser’s advisory fees; (4) the costs of the services provided and profits realized by the Manager and, to the extent information was available, the Adviser and their respective affiliates from the relationship with the Portfolio; and (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling.

The Board deliberated the renewal or approval of the Portfolios at different meetings throughout the period. In connection with its deliberations, the Board, among other things, received information, in advance of each meeting at which the approvals and renewals were made, from the Manager and each Adviser regarding the factors set forth above and met with senior representatives of the Manager to discuss the Agreements. In that connection, the Board received and primarily considered the most current information available at the time of the meeting (as noted with respect to each Portfolio below) and also took into account the totality of the performance, fee, expense and other information regarding each Portfolio provided to them on a periodic basis throughout the year. The Independent Trustees were assisted by independent counsel during their deliberations and received materials discussing the legal standards applicable to their consideration of the Agreements.

The Board, in examining the nature, extent and quality of the services provided by the Manager and each Adviser to the Portfolios, considered the Manager’s and each Adviser’s experience in serving as an investment adviser for the Trust and accounts comparable to the Portfolios they advise. The Board noted the responsibilities of the Manager to the Trust and the Portfolios. In particular, with respect to the Manager, the Board considered that the Manager is responsible for the selection and monitoring of sub-advisers for the Portfolios, oversight of compliance with Portfolio policies and objectives, and implementation of Board directives as they relate to the Portfolios. With respect to the EQ/Enterprise Moderate Allocation Portfolio, the Board also received information regarding the Manager’s investment process and the qualifications and experience of each of the Manager’s portfolio managers who provide services to the Portfolio. The Board also noted the responsibilities of each Adviser to the Portfolio it advises. In particular, the Board considered that each Adviser is responsible for making investment decisions on behalf of the Portfolio(s) it advises, placing all orders for the purchase and sale of investments for the Portfolio(s) it advises with brokers or dealers, and performing related administrative functions, such as proxy voting, valuations and recordkeeping. In addition, the Board reviewed requested information regarding each Adviser’s investment process and the background of each portfolio manager of each Adviser who provides services to the Portfolios.

As discussed further below with respect to each Portfolio, the Board also considered the short-, intermediate- and long-term performance of each Portfolio (or, in the case of a new Adviser, of comparable accounts) relative to its primary benchmark and peer group. The Board generally considered long-term performance to be more important in its evaluation than short-term performance.

The Board reviewed the fees payable under each Agreement. The Board examined the fees paid by each Portfolio in light of fees charged by the Manager to similar portfolios it manages and similar portfolios that are advised by other investment advisers that serve as underlying funds for variable insurance products. In evaluating the management fee schedules, the Board considered the quality and level of services provided and the Manager’s responsibilities to each Portfolio. In this connection, the Board considered a report provided by Lipper Inc., an independent company, containing information regarding the management fee rate and the expense ratios for each Portfolio relative to the median and average management fee rates and expense ratios of its peer group, as discussed further below with respect to each Portfolio. The Board also considered that the management fee structure for each Portfolio (except for the EQ/ Equity 500 Index, EQ/Small Company Index and EQ/Enterprise Moderate Allocation Portfolios) either has or, in connection with the renewals described herein, was being revised to include, breakpoints, that is, a reduction of the applicable advisory fee rate as assets increase. The Board further considered that the Manager had undertaken contractual expense limitations with respect to certain Portfolios, which are subject to renewal by the Board and the Manager on an annual basis. The Board also considered that the EQ/Enterprise Moderate Allocation Portfolio invests in underlying portfolios managed by the Manager and that the Portfolio will bear the fees of such portfolios, which include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates.

In addition, the Board evaluated, as applicable, the Manager’s and, to the extent information was available, each Adviser’s costs and profitability in providing services to the Portfolios, including the costs associated with the research and investment processes, personnel, systems and infrastructure necessary to perform its functions. The Board determined that the Manager’s management fee and profitability and each Portfolio’s overall expense ratios generally were more significant to the Board’s evaluation of the fees and expenses paid by the Portfolios than each Adviser’s costs and profitability.

As part of its evaluation of the Manager’s and each Adviser’s compensation, the Board also considered other benefits that may be realized by the Manager, the Adviser and each of their respective affiliates from their relationship with the Trust. In this connection, the Board noted, among other things, that AXA Equitable serves as the administrator for the Portfolios, receiving compensation for acting in this capacity, and is responsible for, among other things, coordinating the Trust’s audits, financial statements and tax returns and managing expenses and budgeting for the Trust. In addition, the Board recognized that one of the Manager’s affiliates, Alliance Capital Management, L.P., serves as an investment sub-adviser to certain Portfolios and, as such, receives advisory fees that are paid by the Manager out of the fees that it earns from the Trust. The Board also recognized that certain other affiliates of the Manager, AXA Advisors LLC and AXA Distributors LLC, serve as the underwriters for the Trust, and as such, receive Rule 12b-1 payments from the Portfolios with respect to their Class IB shares to compensate them for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and the corresponding benefits of that growth, including economies of scale. Further, the Board recognized that Sanford C. Bernstein & Co., LLC (“Bernstein”), which is a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution.

With respect to the Advisers, the Board noted that each Adviser, through its relationship as a sub-adviser to its Portfolio(s), may engage in soft dollar transactions. In this regard, the Board considered each Adviser’s procedures for executing portfolio transactions for its Portfolio(s) and each Adviser’s policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers. The Board also noted that certain Advisers had discontinued or materially reduced the extent to which they engage in soft dollar transactions. In addition, the Board recognized that many Advisers to the Portfolios are affiliated with registered broker-dealers, which may from time to time receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. Finally, the Board recognized that affiliates of the Advisers may sell, and earn sales commissions from, insurance products, the proceeds of which are invested in the Portfolios.

The Board also considered conflicts of interest that may arise between the Trust and the Manager and the Advisers in connection with the services they provide to the Trust and the various relationships that they and their affiliates may have with the Trust. For example, actual or potential conflicts of interest may arise as a result of an Adviser having responsibility for multiple accounts (including the Portfolio(s) it advises), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the Adviser has a greater financial incentive, such as a performance fee account. Conflicts also may arise as a result of the Manager advising the EQ/Enterprise Moderate Allocation Portfolio, as its selection of underlying portfolios in which to invest may have a positive or negative effect on its revenues and/or profits. In this connection, the Board also took into consideration the manner in which such conflicts are addressed by the Manager and the Advisers.

Based on these considerations, the Board was satisfied, with respect to each Portfolio, that the Portfolio was reasonably likely to benefit from the nature, quality and extent of the Manager’s and the Adviser’s services. The Board also reached the determinations described below with respect to the Manager’s and each Adviser’s compensation, including any direct or indirect benefits derived by them and their respective affiliates, and performance with respect to each Portfolio. Based on the foregoing and the information described below, the Board, including the Independent Trustees, unanimously approved or renewed, as applicable, each Agreement with respect to the relevant Portfolio(s).

With respect to each of the following Portfolios, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable and that the performance of the Portfolio (or, with respect to EQ/Ariel Appreciation II Portfolio, EQ/Legg Mason Value Equity Portfolio, EQ/Evergreen International Bond Portfolio, and EQ/Enterprise Moderate Allocation Portfolio, of similar portfolios) generally has been reasonable in relation to the performance of its benchmark and peer group. In particular, the Board noted the following:

EQ/Alliance Common Stock Portfolio

With respect to the EQ/Alliance Common Stock Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had outperformed its benchmark for the one- and three-year periods ended December 31, 2004, and had generally comparable performance to its benchmark for the five- and ten-year periods ended on that date; and (4) the Portfolio had outperformed the average of its peer group for the one-, three-, five- and ten-year periods ended December 31, 2004.

EQ/Alliance Growth and Income Portfolio

With respect to the EQ/Alliance Growth and Income Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had outperformed the average of its peer group for the one-, three-, five- and ten-year periods ended December 31, 2004; and (4) the Portfolio had generally comparable performance to its benchmark for the five- and ten-year period ended December 31, 2004, but had underperformed its benchmark for the one- and three-year periods ended on that date.

EQ/Alliance International Portfolio

With respect to the EQ/Alliance International Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had outperformed its benchmark for the three-year period ended December 31, 2004, and had generally comparable performance to its benchmark for the one-, five-year and since inception (April 3, 1995) periods ended on that date; and (4) the Portfolio had outperformed, or had generally comparable performance to, the average of its peer group for the one-, three- and five-year periods ended December 31, 2004, but had underperformed its peer group for the since inception period ended on that date.

EQ/Alliance Intermediate Government Securities Portfolio

With respect to the EQ/Alliance Intermediate Government Securities Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median for its peer group; and (3) the Portfolio’s performance generally was generally comparable to that of its benchmark and the average of its peer group for the one-, three-, five- and ten-year periods ended December 31, 2004.

EQ/Alliance Large Cap Growth Portfolio

With respect to the EQ/Alliance Large Cap Growth Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is higher than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio had outperformed, or had generally comparable performance to, its benchmark and the average of its peer group for the one-, five-year and since inception (May 1, 1999) periods ended December 31, 2004, but had underperformed its benchmark and peer group for the three-year period ended on that date; and (4) after extensive discussions over a significant period of time between the Manager and the Adviser regarding the Portfolio’s underperformance, the Adviser had replaced the portfolio manager for the Portfolio in May 2003 and the Portfolio’s performance had improved since that time.

EQ/Alliance Quality Bond Portfolio

With respect to the EQ/Alliance Quality Bond Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; and (3) the Portfolio’s performance was generally comparable to that of its benchmark and the average of its peer group for the one-, three-, five- and ten-year periods ended December 31, 2004.

EQ/Alliance Small Cap Growth Portfolio

With respect to the Small Cap Growth Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had outperformed its benchmark for the five-year period ended December 31, 2004, and had generally comparable performance to its benchmark for the one-, three-year and since inception (May 1, 1997) periods ended on that date; and (4) the Portfolio had outperformed the average of its peer group for the one-, three- and five-year periods ended December 31, 2004, and had generally comparable performance to its peer group for the since inception period ended on that date.

EQ/Equity 500 Index Portfolio

With respect to the EQ/Equity 500 Index Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is comparable to the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio for the peer group; (3) the Portfolio had generally comparable performance to its benchmark for the one-, three-, five- and ten-year periods ended December 31, 2004; and (4) the Portfolio had outperformed the average of the Portfolio’s peer group for the one-, three- and five-year periods ended December 31, 2004 and had generally comparable performance to the average of the Portfolio’s peer group for the ten-year period ended on that date.

EQ/Small Company Index Portfolio

With respect to the EQ/Small Company Index Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio’s performance was generally comparable to that of its benchmark for the one-, three-, five-year and since inception (January 1, 1998) periods ended December 31, 2004; and (4) the Portfolio had outperformed the average of its peer group for the one- and three-year periods ended December 31, 2004, and had only slightly underperformed its peer group for the five-year and since inception periods ended on that date.

EQ/Ariel Appreciation II Portfolio

With respect to the EQ/Ariel Appreciation II Portfolio, the Board considered, among other things, that (1) the Portfolio is a newly established series of the Trust; (2) the management fee rate for the Portfolio is comparable to the median management fee rate of its peer group; (3) the estimated expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the estimated expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; and (4) the similar portfolio advised by the Adviser (i) had outperformed the average of its peer group for the ten-year period ended June 30, 2005, had generally comparable performance for the five-year period ended on that date, and underperformed its peer group for the one- and three-year periods ended on that date; and (ii) had outperformed its benchmark for the ten-year period ended June 30, 2005 and had underperformed its benchmark for the one-, three- and five-year periods ended on that date.

EQ/Bear Stearns Small Company Growth Portfolio

With respect to the EQ/Bear Stearns Small Company Growth Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is higher than the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to modify its management fee schedule by adding breakpoints, however, the current effective management fee rate has not changed; (3) the expense ratio of the Class IA shares of the Portfolio is comparable to the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; (4) the Portfolio had outperformed the average of its peer group for the one-, five-year and since inception (December 1, 1998) periods ended September 30, 2005 and had generally comparable performance to its peer group for the three-year period ended on that date; (5) the Portfolio outperformed its benchmark for the one-, five-year and since inception periods ended September 30, 2005, but had underperformed its benchmark for the three-year period ended on that date; and (6) the Manager had recommended, and the Board had approved, the replacement of the Portfolio’s Adviser and the appointment of Bear Stearns Asset Management Inc. in December 2004.

EQ/Bernstein Diversified Value Portfolio

With respect to the EQ/Bernstein Diversified Value Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio for the peer group; (3) the Portfolio had generally comparable performance to its benchmark for the three-, five-year and since inception (January 1, 1998) periods ended December 31, 2004, but had underperformed its benchmark for the one-year period ended on that date; and (4) the Portfolio had outperformed the average of its peer group for the one-, three-, five-year and since inception periods ended December 31, 2004.

EQ/Boston Advisors Equity Income Portfolio

With respect to the EQ/Boston Advisors Equity Income Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is comparable to the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to modify its management fee schedule by adding breakpoints, however, the current effective management fee rate has not changed; (3) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; and (4) the Portfolio generally either outperformed, or had generally comparable performance to, its benchmark and the average of its peer group for the one-, three-, five-year and since inception (December 1, 1998) periods ended September 30, 2005; and (5) in connection with the sale of the Advest Group, Inc. a subsidiary of AXA Financial, Inc. and the parent company of Boston Advisors, Inc., the Portfolio’s Adviser was being acquired by Merrill Lynch & Co., Inc. and the personnel primarily responsible for day-to-day management of the Portfolio were expected to remain the same.

EQ/Government Securities Portfolio

With respect to the EQ/Government Securities Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is comparable to the median expense ratio of its peer group; (3) the Portfolio’s performance was generally comparable to that of its benchmark and the average of its peer group for the one-, three-, five- and ten-year periods ended September 30, 2005; and (4) in connection with the sale of The Advest Group, Inc., a subsidiary of AXA Financial, Inc. and the parent company of Boston Advisors, Inc., the Portfolio’s Adviser was being changed from Boston Advisors, Inc. to Mercury Advisors, a subsidiary of Merrill Lynch & Co., Inc. Although the personnel primarily responsible for day-to-day management of the Portfolio were expected to remain the same, the Board will monitor the Portfolio closely.

EQ/Intermediate Term Bond Portfolio

With respect to the EQ/Intermediate Term Bond Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are higher than the median expense ratio of its peer group; (3) the Portfolio’s performance was generally comparable to that of its benchmark and the average of its peer group for the one-, three-, five- and ten-year periods ended September 30, 2005; and (4) in connection with the sale of The Advest Group, Inc., a subsidiary of AXA Financial, Inc. and the parent company of Boston Advisors, Inc., the Portfolio’s Adviser was being changed from Boston Advisors, Inc. to Mercury Advisors, a subsidiary of Merrill Lynch & Co., Inc. Although the personnel primarily responsible for day-to-day management of the Portfolio were expected to remain the same, the Board will monitor the Portfolio closely.

EQ/Long Term Bond Portfolio

With respect to the EQ/Long Term Bond Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; (3) the Portfolio generally either outperformed, or had generally comparable performance to, its benchmark and the average of its peer group for the one-, three-, five- and ten-year periods ended September 30, 2005; and (4) in connection with the sale of The Advest Group, Inc., a subsidiary of AXA Financial, Inc. and the parent company of Boston Advisors, Inc., the Portfolio’s Adviser was being changed from Boston Advisors, Inc. to Mercury Advisors, a subsidiary of Merrill Lynch & Co., Inc., and the personnel primarily responsible for day-to-day management of the Portfolio were expected to remain the same.

EQ/Short Duration Bond Portfolio

With respect to the EQ/Short Duration Bond Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to modify its management fee schedule by adding breakpoints, however, the current effective management fee rate has not changed; (3) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (4) the Manager had proposed to cap expenses at a higher level; (5) although the Portfolio has a relative short operating history, it had generally comparable performance to its peer group and benchmark for the one-year and since inception (May 1, 2003) periods ended September 30, 2005; and (6) in connection with the sale of The Advest Group, Inc., a subsidiary of AXA Financial, Inc. and the parent company of Boston Advisors, Inc., the Portfolio’s Adviser was being changed from Boston Advisors, Inc. to Mercury Advisors, a subsidiary of Merrill Lynch & Co., Inc., and the personnel primarily responsible for day-to-day management of the Portfolio were expected to remain the same.

EQ/Capital Guardian International Portfolio

With respect to the EQ/Capital Guardian International Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is comparable to the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is comparable to the median expense ratio of its peer group; and (3) the Portfolio had underperformed its benchmark and the average of its peer group for the one-, three- and five-year periods ended December 31, 2004, but had outperformed its benchmark, and had generally comparable performance to its peer group, for the since inception (May 1, 1999) period ended on that date.

EQ/Capital Guardian Research Portfolio

With respect to the EQ/Capital Guardian Research Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is slightly lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had outperformed its benchmark for the one-, five-year and since inception (May 1, 1999) periods ended December 31, 2004, and had generally comparable performance to its benchmark for the three-year period ended on that date; and (4) the Portfolio had outperformed the average of its peer group for the one-, three-, five-year and since inception periods ended December 31, 2004.

EQ/Capital Guardian U.S. Equity Portfolio

With respect to the EQ/Capital Guardian U.S. Equity Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is slightly lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of the peer group; and (3) the Portfolio had outperformed its benchmark and the average of its peer group for the one-, three-, five-year and since inception (May 1, 1999) periods ended December 31, 2004.

EQ/Caywood-Scholl High-Yield Bond Portfolio

With respect to the EQ/Caywood-Scholl High-Yield Bond Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to modify its management fee schedule by adding breakpoints; (3) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is comparable the median expense ratio of its peer group; (4) the Manager had proposed to cap expenses at a higher level; and (5) the Portfolio’s performance was generally comparable to that of its benchmark and the average of its peer group for the one-, three-, five- and ten-year periods ended September 30, 2005.

EQ/Enterprise Moderate Allocation Portfolio

With respect to the EQ/Enterprise Moderate Allocation Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group and had been reduced in connection with the restructuring of the Portfolio as a “fund of funds” on September 9, 2005; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) as a fund of funds, the Portfolio invests in underlying portfolios managed by the Manager and that the Portfolio will bear the fees of such portfolios, which include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates; and (4) the similar portfolio advised by the Manager had outperformed its benchmark and the average of its peer group for the one-year and since inception (August 15, 2003) periods ended December 31, 2004.

EQ/Evergreen International Bond Portfolio

With respect to the EQ/Evergreen International Bond Portfolio, the Board considered, among other things, that (1) the Portfolio is a newly established series of the Trust; (2) the management fee rate for the Portfolio is comparable to the median management fee rate of its peer group; (3) the estimated expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the estimated expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; and (4) the similar portfolio advised by the Adviser had outperformed its benchmark and the average of its peer group for the one-, three-, five- and ten-year periods ended June 30, 2005.

EQ/Evergreen Omega Portfolio

With respect to the EQ/Evergreen Omega Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had outperformed its benchmark for the one-, three-, five-year and since inception (January 1, 1999) periods ended December 31, 2004; and (4) the Portfolio had outperformed the average of its peer group for the three- and five-year periods ended December 31, 2004, and had generally comparable performance to its peer group for the one-year and since inception periods ended on that date.

EQ/GAMCO Mergers and Acquisitions Portfolio

With respect to the EQ/GAMCO Mergers and Acquisitions Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to modify its management fee schedule by adding breakpoints, however, the current effective management fee rate has not changed; (3) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (4) the Portfolio had underperformed its benchmark and the average of its peer group for the one-year and since inception (May 1, 2003) periods ended on September 30, 2005, but had recently improved such that it outperformed its benchmark and peer group for the year-to-date period ended October 31, 2005; and (5) the Portfolio has a unique investment strategy and thus does not have a specific competitive universe for the purposes of accurate performance comparisons with other portfolios.

EQ/GAMCO Small Company Value Portfolio

With respect to the EQ/GAMCO Small Company Value Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; and (3) the Portfolio underperformed its benchmark and the average of its peer group for the three- and five-year periods ended September 30, 2005, but had outperformed, or had generally comparable performance to, its benchmark and the average of its peer group for the one- and ten-year periods ended on that date.

EQ/Janus Large Cap Growth Portfolio

With respect to the EQ/Janus Large Cap Growth Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is higher than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; and (3) the Portfolio generally either outperformed, or had generally comparable performance to, its benchmark and the average of its peer group for the one-, three-year and since inception (September 1, 2000) periods ended December 31, 2004.

EQ/JPMorgan Core Bond Portfolio

With respect to the EQ/JPMorgan Core Bond Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, and the expense ratio of the Class IB shares of the Portfolio is comparable to the median expense ratio of its peer group; and (3) the Portfolio’s performance was generally comparable to that of its benchmark and the average of its peer group for the one-, three-, five-year and since inception (January 1, 1998) periods ended December 31, 2004.

EQ/Legg Mason Value Equity Portfolio

With respect to the EQ/Legg Mason Value Equity Portfolio, the Board considered, among other things, that (1) the Portfolio was a newly established series of the Trust; (2) the management fee rate for the Portfolio is comparable to the median management fee rate of its peer group; (3) the estimated expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the estimated expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; and (4) the similar portfolio advised by the Adviser (i) had outperformed the average of its peer group for the one-, three-, five- and ten-year periods ended June 30, 2005; and (ii) had outperformed its benchmark for the three-, five- and ten-year periods ended June 30, 2005, but had slightly underperformed its benchmark for the one-year period ended on that date.

EQ/Marsico Focus Portfolio

With respect to the EQ/Marsico Focus Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is higher than the median management fee rate of its peer group; (2) the expense ratio for the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio for the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; and (3) the Portfolio had outperformed its benchmark and the average of its peer group for the one-, three-year and since inception (August 31, 2001) periods ended December 31, 2004.

EQ/MFS Emerging Growth Companies Portfolio

With respect to the EQ/MFS Emerging Growth Companies Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had outperformed, or had generally comparable performance to, its benchmark for the one-, three-year and since inception (May 1, 1997) periods ended December 31, 2004, but had underperformed its benchmark for the five-year period ended on that date; and (4) the Portfolio had outperformed the average of its peer group for the one-year period ended December 31, 2004, but had underperformed its peer group for the three-, five-year and since inception periods ended on that date.

EQ/MFS Investors Trust Portfolio

With respect to the EQ/MFS Investors Trust Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is comparable to the median expense ratio of its peer group; (3) the Portfolio had outperformed its benchmark for the one- and five-year periods ended December 31, 2004, and had generally comparable performance to its benchmark for the three-year and since inception (January 1, 1999) periods ended on that date; (4) the Portfolio had outperformed the average of its peer group for the one-, three- and five-year periods ended December 31, 2004, and had generally comparable performance to its peer group for the since inception period ended on that date; and (5) the portfolio manager for the Portfolio had recently retired and a new portfolio manager had taken over responsibility for the day-to-day management of the Portfolio. In that connection, the Board was monitoring the Portfolio’s performance in connection with the portfolio manager transition taking place.

EQ/Mercury Basic Value Equity Portfolio

With respect to the EQ/Mercury Basic Value Equity Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had outperformed its benchmark for the five-year and since inception (May 1, 1997) periods ended December 31, 2004, but had underperformed its benchmark for the one- and three-year periods ended on that date; and (4) the Portfolio had outperformed the average of its peer group for the three-, five-year and since inception periods ended on December 31, 2004, and had generally comparable performance to its peer group for the one-year period ended on that date.

EQ/Montag & Caldwell Growth Portfolio

With respect to the EQ/Montag & Caldwell Growth Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is comparable to the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to modify its management fee schedule by adding breakpoints, however, the current effective management fee rate has not changed; (3) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; (4) the Portfolio had underperformed its benchmark for the three-year period ended September 30, 2005, but had outperformed, or had generally comparable performance to, its benchmark for the one-, five-year and since inception (December 1, 1998) periods ended on that date; and (5) the Portfolio had underperformed the average of its peer group for the one- and three-year periods ended September 30, 2005, but had outperformed or had generally comparable performance to its peer group for the five-year and since inception periods, respectively.

EQ/PIMCO Real Return Portfolio

With respect to the EQ/PIMCO Real Return Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is comparable to the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to modify its management fee schedule by adding breakpoints, however, the current effective management fee rate has not changed; (3) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (4) the Manager had proposed to cap expenses at a higher level; (5) the Portfolio had outperformed the average of its peer group for the one-, three-year and since inception (January 24, 2002) periods ended September 30, 2005; (6) the Portfolio had generally comparable performance to its benchmark for the one-, three-year and since inception periods ended September 30, 2005; and (7) the investment strategy of the Portfolio had changed from a “total return” strategy to a “real return” strategy in May 2005.

EQ/TCW Equity Portfolio

With respect to the EQ/TCW Equity Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is higher than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; (3) the Portfolio had underperformed the average of its peer group for the one-year period ended September 30, 2005, but had outperformed its peer group for the three-, five- and ten-year periods ended on that date; and (4) the Portfolio had outperformed, or had generally comparable performance to, its benchmark for the one-, three-, five- and ten-year periods ended on September 30, 2005.

EQ/Van Kampen Emerging Markets Equity Portfolio

With respect to the EQ/Van Kampen Emerging Markets Equity Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is higher than the median expense ratio of its peer group; and (3) the Portfolio’s performance was generally comparable to that of its benchmark and the average of its peer group for the one-, three-year and since inception (August 20, 1997) periods ended December 31, 2004.

EQ/UBS Growth and Income Portfolio

With respect to the EQ/UBS Growth and Income Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is higher than the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to modify its management fee schedule by adding breakpoints, however, the current effective management fee rate has not changed; (3) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; and (4) the Portfolio had outperformed it benchmark and the average of its peer group for the one-, three-, five-year and since inception (December 1, 1998) periods ended September 30, 2005.

EQ/Wells Fargo Montgomery Small Cap Portfolio

With respect to the EQ/Wells Fargo Montgomery Small Cap Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is comparable to the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; (3) the Portfolio has a relatively short operating history; and (4) the Portfolio had outperformed its benchmark for the since inception period (October 1, 2004) ended July 31, 2005, but had underperformed the average of its peer group for the same period.

With respect to each of the following Portfolios, the Board was satisfied that the Manager’s and the Adviser’s compensation, including any direct and indirect benefits derived by them and their respective affiliates from their relationships with the Trust, is fair and reasonable. However, the Board generally was dissatisfied with the overall or some aspect of the performance of the following Portfolios and had been closely monitoring their performance and discussing with the Manager actions that could be taken to improve their performance. In this connection, the Board was satisfied that the Manager and/or the Adviser had taken reasonable steps to improve the performance of the Portfolios, including, in most cases, the replacement of an Adviser or a portfolio manager, as further noted below. With respect to the Portfolios for which a new Adviser was appointed, the Board noted that the performance of the new Adviser’s comparable accounts generally was reasonable in relation to the performance of the applicable benchmark and peer group. With respect to the Portfolios for which a new portfolio manager was appointed, the Board noted that the performance of the Portfolio generally had improved since the portfolio manager change. In each case, the Board was satisfied that the actions taken were reasonably likely to enhance the Portfolio’s performance over the long-term. In particular, the Board noted:

EQ/Calvert Socially Responsible Portfolio

With respect to the EQ/Calvert Socially Responsible Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio had underperformed its benchmark and the average of its peer group for the one-, three-, five-year and since inception (September 1, 1999) periods ended December 31, 2004; and (4) the Manager had recommended, and the Board had approved, the replacement of one of the Portfolio’s sub-advisers and the appointment of Bridgeway Capital Management, Inc. in June 2005.

EQ/Capital Guardian Growth Portfolio

With respect to the EQ/Capital Guardian Growth Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had underperformed the average of its peer group for the one-, five-year and since inception (May 1, 1997) periods ended December 31, 2004, and had generally comparable performance to its peer group for the three-year period ended on that date; (4) the Portfolio had generally comparable performance to its benchmark for the one-, three-, five-year and since inception periods ended December 31, 2004; and (5) the Manager had recommended, and the Board had approved, the replacement of the Portfolio’s Adviser and the appointment of Capital Guardian Trust Company in December 2004.

EQ/FI Mid Cap Portfolio

With respect to the EQ/FI Mid Cap Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had outperformed, or had generally comparable performance to, its benchmark and the average of its peer group for the one- and three-year periods ended December 31, 2004, but had underperformed its benchmark and peer group for the since inception (September 1, 2000) period ended on that date; and (4) the Adviser had replaced the portfolio manager for the Portfolio in June 2001.

EQ/FI Mid Cap Value Portfolio

With respect to the EQ/FI Mid Cap Value Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is slightly higher than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of its peer group; (3) the Portfolio had underperformed its benchmark and the average of its peer group for the one-, three-, five-year and since inception (May 1, 1997) periods ended December 31, 2004; and (4) the Adviser had replaced the portfolio manager for the Portfolio in December 2003.

EQ/JPMorgan Value Opportunities Portfolio

With respect to the EQ/JPMorgan Value Opportunities Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio had underperformed its benchmark for the one-, three-, five-year and since inception (May 1, 1997) periods ended September 30, 2005; (4) the Portfolio had generally comparable performance to the average of its peer group for the one-, three-, five-year and since inception periods ended on that date; and (5) the Manager had recommended, and the Board had approved, the replacement of the Portfolio’s Adviser and the appointment of J.P. Morgan Investment Management in December 2004.

EQ/International Growth Portfolio

With respect to the EQ/International Growth Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to modify its management fee schedule by adding breakpoints; (3) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares is higher than the median expense ratio of its peer group; (4) the Portfolio had underperformed its benchmark and the average of its peer group for the one-, three-, five- and ten-year periods ended September 30, 2005; and (5) the Manager had recommended, and the Board had approved, the replacement of the Portfolio’s Adviser and the appointment of MFS Investment Management in July 2005.

EQ/Lazard Small Cap Value Portfolio

With respect to the EQ/Lazard Small Cap Value Portfolio, the Board considered, among other things, that (1) the management fee for the Portfolio is lower than the median management fee rate of its peer group; (2) the expense ratios of the Class IA and Class IB shares of the Portfolio are lower than the median expense ratio of its peer group; (3) the Portfolio generally had underperformed its benchmark and the average of its peer group for the one-, three-, five-year and since inception (January 1, 1998) periods ended December 31, 2004; and (4) the Portfolio’s performance relative to its benchmark and the average of its peer group generally had been unsatisfactory but had shown improvement in that the Portfolio’s performance was generally comparable to the performance of its benchmark and peer group for the year-to-date period ended May 31, 2005.

EQ/Mercury International Value Portfolio

With respect to the EQ/Mercury International Value Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is slightly higher than the median management fee rate of its peer group; (2) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio of the peer group; (3) the Portfolio had outperformed its benchmark and the average of its peer group for the one-year and since inception (May 1, 1997) periods ended December 31, 2004, but had underperformed its benchmark and peer group for the three- and five-year periods ended on that date; and (4) the Adviser had replaced the portfolio manager for the Portfolio in December 2003.

EQ/Money Market Portfolio

With respect to the EQ/Money Market Portfolio, the Board considered, among other things, that (1) the management fee rate for the Portfolio is lower than the median management fee rate of its peer group; (2) the Manager had agreed to amend its Agreement with respect to the Portfolio to further reduce the management fee it receives from the Portfolio at certain asset levels, however, the current effective management fee rate has not changed; (3) the expense ratio of the Class IA shares of the Portfolio is lower than the median expense ratio of its peer group, while the expense ratio of the Class IB shares of the Portfolio is slightly higher than the median expense ratio for the peer group; (4) the Portfolio had outperformed, or had generally comparable performance to, the average of its peer group for the one-, three-, five- and ten-year periods ended September 30, 2005; (5) the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended September 30, 2005; and (6) the Manager had recommended, and the Board had approved, the replacement of the Portfolio’s Adviser and the appointment of The Dreyfus Corporation, Inc. in June 2005.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2005, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Alliance Common Stock	100.00%	$—	$—	$—
EQ/Alliance Growth and Income	100.00	—	—	88,294,537
EQ/Alliance Intermediate Government Securities	—	—	—	—
EQ/Alliance International	—	3,440,800	30,919,082	—
EQ/Alliance Large Cap Growth	—	—	—	—
EQ/Alliance Quality Bond	—	—	—	—
EQ/Alliance Small Cap Growth	—	—	—	—
EQ/Ariel Appreciation II	100.00	—	2,055	—
EQ/Bear Stearns Small Company Growth	5.86	—	—	—
EQ/Bernstein Diversified Value	100.00	—	—	64,313,036
EQ/Boston Advisors Equity Income	100.00	—	—	—
EQ/Calvert Socially Responsible	—	—	31,139	2,384,334
EQ/Capital Guardian Growth	100.00	—	—	—
EQ/Capital Guardian International	—	1,308,748	17,990,428	1,055,351
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Capital Guardian U.S. Equity	100.00	—	—	55,833,867
EQ/Caywood-Scholl High-Yield Bond	—	—	—	—
EQ/Enterprise Moderate Allocation	40.91	—	—	—
EQ/Equity 500 Index	100.00	—	—	64,327,127
EQ/Evergreen International Bond	—	—	—	—
EQ/Evergreen Omega	100.00	—	—	5,733,766
EQ/FI Mid Cap	11.60	—	—	79,116,437
EQ/FI Mid Cap Value	27.20	—	—	105,150,766
EQ/GAMCO Mergers & Acquisitions	28.70	—	—	92,585
EQ/GAMCO Small Company Value	100.00	—	—	37,469,527
EQ/Government Securities	—	—	—	163,207
EQ/Intermediate Term Bond	—	—	—	810,439
EQ/International Growth	—	81,942	1,142,850	—
EQ/Janus Large Cap Growth	95.26	—	—	—
EQ/JPMorgan Core Bond	—	—	—	—
EQ/JPMorgan Value Opportunities	100.00	—	—	—
EQ/Lazard Small Cap Value	14.38	—	—	74,071,413
EQ/Legg Mason Value	100.00	—	—	—
EQ/Long Term Bond	—	—	—	4,115,924
EQ/Lord Abbett Growth & Income	98.87	—	—	—
EQ/Lord Abbett Large Cap Core	73.34	—	—	—
EQ/Lord Abbett Mid Cap Value	25.18	—	—	—
EQ/Marsico Focus	95.74	—	—	61,989,543
EQ/Mercury Basic Value Equity	88.03	—	—	115,277,471
EQ/Mercury International Value	—	999,691	33,044,977	—
EQ/MFS Emerging Growth Companies	—	—	—	—

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/MFS Investors Trust	98.54%	$—	$—	$—
EQ/Money Market	—	—	—	—
EQ/Montag & Caldwell Growth	100.00	—	—	—
EQ/PIMCO Real Return	—	—	—	135,394
EQ/Short Duration Bond	—	—	—	2,707
EQ/Small Company Index	69.73	—	—	24,217,101
EQ/TCW Equity	—	—	—	—
EQ/UBS Growth & Income	100.00	—	—	—
EQ/Van Kampen Comstock	31.31	—	—	—
EQ/Van Kampen Emerging Markets Equity	—	1,461,888	20,305,003	41,515,168
EQ/Van Kampen Mid Cap Growth	—	—	—	—
EQ/Wells Fargo Montgomery Small Cap	0.86	—	—	1,413

Proxy Vote Results (Unaudited)

On August 31, 2005, shareholders of the EQ/Enterprise Global Socially Responsive Portfolio voted to approve a Plan of Reorganization and Termination (the “Plan”) providing for the reorganization of the EQ/Enterprise Global Socially Responsive Portfolio into the EQ/Calvert Socially Responsible Portfolio.

For	Against	Abstained
355,184	21,170	48,495

On August 31, 2005, shareholders of the EQ/Enterprise Capital Appreciation Portfolio voted to approve a Plan of Reorganization and Termination (the “Plan”) providing for the reorganization of the EQ/Enterprise Capital Appreciation Portfolio into the EQ/Marsico Focus Portfolio.

For	Against	Abstained
6,701,755	331,844	379,592

On August 31, 2005, shareholders of the EQ/Enterprise Deep Value Portfolio voted to approve a Plan of Reorganization and Termination (the “Plan”) providing for the reorganization of the EQ/Enterprise Deep Value Portfolio into the EQ/Mercury Basic Value Equity Portfolio.

For	Against	Abstained
527,049	6,889	11,236

On August 31, 2005, shareholders of the EQ/Enterprise Multi-Cap Growth Portfolio voted to approve a Plan of Reorganization and Termination (the “Plan”) providing for the reorganization of the EQ/ Enterprise Multi-Cap Growth Portfolio into the EQ/Montag & Caldwell Growth Portfolio.

For	Against	Abstained
6,588,062	232,971	420,661

On August 31, 2005, shareholders of the EQ/MONY Diversified Portfolio voted to approve a Plan of Reorganization and Termination (the “Plan”) providing for the reorganization of the EQ/MONY Diversified Portfolio into the EQ/Capital Guardian Research Portfolio.

For	Against	Abstained
130,844	6,646	—

On August 31, 2005, shareholders of the EQ/MONY Equity Growth Portfolio voted to approve a Plan of Reorganization and Termination (the “Plan”) providing for the reorganization of the EQ/MONY Equity Growth Portfolio into the EQ/Capital Guardian Research Portfolio.

For	Against	Abstained
80,094	954	—

On August 31, 2005, shareholders of the EQ/MONY Equity Income Portfolio voted to approve a Plan of Reorganization and Termination (the “Plan”) providing for the reorganization of the EQ/MONY Equity Income Portfolio into the EQ/Boston Advisors Equity Income Portfolio.

For	Against	Abstained
597,559	7,064	143,832

On August 31, 2005, shareholders of the EQ/MONY Money Market Portfolio voted to approve a Plan of Reorganization and Termination (the “Plan”) providing for the reorganization of the EQ/MONY Money Market Portfolio into the EQ/Money Market Portfolio.

For	Against	Abstained
142,733,275	8,107,538	13,806,730

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee

Interested Trustee

Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (47)	Trustee, Chairman, President and Chief Executive Officer	Trustee Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present, President from December 2002 to present.	From July 1999 to present, Senior Vice President of AXA Financial. From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	101	None

James (Jamie) Shepherdson 1290 Avenue of the Americas New York, New York 10104 (50)	Trustee	From November 2005 to present	From August 2005 to present, Executive Vice President of AXA Financial and President of AXA Distributors. Prior to July 2005, he served as CEO of John Hancock Funds from 2002 to July 2005; prior thereto he served as Co-CEO of MetLife Investors Group, a subsidiary of MetLife from 2000 to 2002.	70

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust, The Enterprise Group of Funds, Inc., and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee

Independent Trustees

Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From March 2000 to present	Retired. 1996, Vice-Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	70	From May 1994 to present, Director, Atlantic Bank of New York

Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (59)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	70	From 1997 to present, Director, PBHG Funds; from 1997 to present, (15 portfolios) Director, PBHG Insurance Series Fund (8 portfolios).

David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (74)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	70	From 2004 to present, Director, Miami Corporation; from 1987 to present, Director of USG Corporation.

William M. Kearns, Jr. c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (70)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm)	70	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc. From 1999 to present, Advisory Director, Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to present, Director, United States Shipping Corp.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Trustee	From March 1997 to present	Retired. From 1998 to December 2004, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	70	None

Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (63)	Trustee	From March 1997 to present	From 1997 to present, Consultant/Director. From 1994 to 1996, President and Chief Operating Officer of CVS Corporation.	70	From 1997 to present, Director, LoJack Corporation

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust, The Enterprise Group of Funds, Inc., and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee

Independent Trustees (Continued)

Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (52)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	70	None

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust, The Enterprise Group of Funds, Inc., and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (47)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present, Chief Executive Officer from December 2002 to present; President from December 2002 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (50)	Vice President, Secretary	From July 1999 to present	From May 2003 to present, Vice President and Associate General Counsel, AXA Financial and AXA Equitable; July 1999 to May 2003, Vice President and Counsel, AXA Financial and AXA Equitable.

Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (44)	Chief Financial Officer and Treasurer	From December 2002 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director Enterprise Capital Management, Inc.; from December 1999 to December 2002, Controller of the Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial.

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (44)	Vice President	From July 1999 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, a director of Enterprise Capital Management; from September 1997 to January 2001, Assistant Vice President, Office of Chief Investment Officer.

Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York 10104 (47)	Vice President	From March 2002 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to January 2002, Senior Investment Analyst of AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Controller	From December 2002 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and AXA Equitable.

Andrew S. Novak, Esq. 1290 Avenue of the Americas, New York, New York 10104 (37)	Chief Compliance Officer	From September 2005 to present	From September 2005 to present, Chief Compliance Officer of AXA Enterprise (investment advisory), AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust and AXA Enterprise Funds Trust; from May 2003 to September 2005, Vice President and Counsel, AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel, AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers (Continued)

Patricia Maxey 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Assistant Secretary	From November 2005 to present	From October 2005 to present, Counsel of AXA Equitable; from February 2004 to August 2005, Chief Compliance Officer of Van Eck Global; from January 2001 to February 2004, Associate of Kirkpatrick & Lockharl Nichalson Graham LLP.

Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President and Anti-Money Laundering (“AML”) Compliance Officer	From November 2005 to Present	From November 2005 to present, Vice President AXA Financial and AXA Equitable; from March 2004 to September 2005, Vice President, AXA Financial and AXA Equitable and Chief Compliance Officer, AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President, AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer, AXA Financial and AXA Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers, LLP.

David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (31)	Assistant AML Compliance Officer	From November 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002, to June 2004, Project Manager, Alliance Capital Management LP; from January 1999 to April 2002, Business Analyst, Alliance Capital Management LP.

Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (43)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.

*	Affiliated with the Manager and Distributors.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators: and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 10(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Athanassiades is considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2005 $993,285 and fiscal year 2004 $1,051,889

(b)	Audit-Related Fees for fiscal year 2005 $6,030 and fiscal year 2004 $19,218

(c)	Tax Fees for fiscal year 2005 $523,747 and fiscal year 2004 $168,897

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2005 $0 and fiscal year 2004 $98,930

All other fees include amounts related to consultation on technical accounting or regulatory matters relating to certain portfolio reorganizations and substitutions, review of the registrant’s related regulatory filings and issuances of consent.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least three of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2)	None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2005 $2,808,281

For fiscal year 2004 $4,487,730

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Close-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s certifying officers have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report and have determined such controls and procedures to be reasonably designed to achieve the purposes described in Rule 30a-3(c) under the Investment Company Act of 1940.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics required by Item 2 is filed herewith.

(a)(2)	Certifications required by Item 11(a)(2) are filed herewith.

(a)(3)	Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – not applicable.

(b)	Certifications required by Item 11(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer February 28, 2006

/s/ Kenneth T. Kozlowski
Kenneth T. Kozlowski
Chief Financial Officer February 28, 2006